EXECUTION COPY

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                         POOLING AND SERVICING AGREEMENT
                          Dated as of September 1, 1997



                              LASALLE NATIONAL BANK
                                    (Trustee)

                                SUPERIOR BANK FSB
                                   (Depositor)


                                       and


                             LEE SERVICING COMPANY,
                         A DIVISION OF SUPERIOR BANK FSB
                                   (Servicer)


                         AFC Mortgage Loan Asset Backed
                           Certificates, Series 1997-3





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                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE I

     DEFINITIONS..............................................................2

ARTICLE II

     SALE AND CONVEYANCE OF THE TRUST FUND...................................41
     Section 2.01   Sale and Conveyance of Trust Fund; Priority and
                    Subordination of Ownership Interests.....................41

     Section 2.02   Possession of Mortgage Files.............................41
     Section 2.03   Books and Records........................................41
     Section 2.04   Delivery of Mortgage Loan Documents......................42
     Section 2.05   Acceptance by Trustee of the Trust Fund; Certain
                    Substitutions; Certification by Trustee..................45
     Section 2.06   [Reserved]...............................................48
     Section 2.07   Execution of Certificates................................48
     Section 2.08   Fees and Expenses of the Trustee.........................48
     Section 2.09   Application of Principal and Interest....................48
     Section 2.10   Conveyance of the Subsequent Mortgage Loans..............48

ARTICLE III

     REPRESENTATIONS AND WARRANTIES..........................................53
     Section 3.01   Representations of the Depositor.........................53
     Section 3.02   Individual Mortgage Loans................................55
     Section 3.03   Purchase and Substitution................................64

ARTICLE IV

     THE CERTIFICATES........................................................67
     Section 4.01   The Certificates.........................................67
     Section 4.02   Registration of Transfer and Exchange of Certificates....67
     Section 4.03   Mutilated, Destroyed, Lost or Stolen Certificates........72
     Section 4.04   Persons Deemed Owners....................................72
     Section 4.05   Information Reports to be Filed by the Servicer..........72

ARTICLE V

     ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS......................74
     Section 5.01   Duties of the Servicer...................................74
     Section 5.02   Liquidation of Mortgage Loans............................76

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                                                                           PAGE
                                                                           ----
     Section 5.03   Establishment of Principal and Interest Accounts;
                    Deposits in Principal andInterest Accounts...............77
     Section 5.04   Permitted Withdrawals From the Principal and Interest
                    Account..................................................78
     Section 5.05   Payment of Property Taxes, Insurance and Other Charges...80
     Section 5.06   Transfer of Accounts; Monthly Statements.................80
     Section 5.07   Maintenance of Hazard Insurance..........................81
     Section 5.08   Maintenance of Mortgage Impairment Insurance Policy......81
     Section 5.09   Fidelity Bond............................................82
     Section 5.10   Title, Management and Disposition of REO Property........82
     Section 5.11   Right to Repurchase Defaulted Mortgage Loans.............85
     Section 5.12   Collection of Certain Mortgage Loan Payments.............85
     Section 5.13   Access to Certain Documentation and Information
                    Regarding the Mortgage Loans.............................86
     Section 5.14   Superior Liens...........................................86
     Section 5.15   Environmental Matters....................................87
     Section 5.16   Acknowledgment of Duties and Obligations.................87

ARTICLE VI

     PAYMENTS TO THE CERTIFICATEHOLDERS......................................88
     Section 6.01   Establishment of Certificate Account; Deposits in
                    Certificate Account......................................88

     Section 6.02   Permitted Withdrawals from Certificate Account...........88
     Section 6.03   Establishment of Trustee Expense Account; Deposits
                    in Trustee Expense Account; Permitted Withdrawals
                    from Trustee Expense Account.............................89
     Section 6.04   Payment of Monthly Premium to Certificate Insurer........91
     Section 6.05   Investment of Accounts...................................91
     Section 6.06   Priority and Subordination of Distributions..............92
     Section 6.07   Insufficiency of Amount Available or Net Excess
                    Amount Available........................................106
     Section 6.08   Statements..............................................107
     Section 6.09   Advances by the Servicer................................112
     Section 6.10   Compensating Interest...................................112
     Section 6.11   [Reserved]..............................................113
     Section 6.12   Pre-Funding Account.....................................113
     Section 6.13   Interest Coverage Account...............................114
     Section 6.14   Reserve Account.........................................115
     Section 6.15   [Reserved]       .......................................117
     Section 6.16   Compliance with Withholding Requirements................117

ARTICLE VII

     GENERAL SERVICING PROCEDURE............................................118
     Section 7.01   Assumption Agreements...................................118


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                                                                           PAGE
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     Section 7.02   Satisfaction of Mortgages and Release of
                    Mortgage Files..........................................118
     Section 7.03   Servicing Compensation..................................120
     Section 7.04   Annual Statement as to Compliance.......................120
     Section 7.05   Annual Independent Public Accountants' Servicing
                    Report and Comfort Letter...............................121
     Section 7.06   Certificateholder's, Trustee's and Certificate
                    Insurer's Right to Examine Servicer Records.............121
     Section 7.07   Reports to the Trustee; Principal and Interest
                    Account Statements......................................122

ARTICLE VIII

     REPORTS TO BE PROVIDED BY SERVICER.....................................123
     Section 8.01   Financial Statements....................................123

ARTICLE IX

     THE SERVICER...........................................................124
     Section 9.01   Indemnification; Third Party Claims.....................124
     Section 9.02   Merger or Consolidation of the Depositor
                    and the Servicer........................................125
     Section 9.03   Limitation on Liability of the Servicer and Others......125
     Section 9.04   Servicer Not to Resign..................................125
     Section 9.05   Representations of the Servicer.........................126
     Section 9.06   Accounting Upon Resignation or Termination of Servicer..127

ARTICLE X

     DEFAULT................................................................129
     Section 10.01  Events of Default.......................................129
     Section 10.02  Trustee to Act; Appointment of Successor................132
     Section 10.03  Waiver of Defaults......................................134

ARTICLE XI

     TERMINATION............................................................135
     Section 11.01  Termination.............................................135
     Section 11.02  Additional Termination Requirements.....................137
     Section 11.03  Depositor's Right to Depositor's Yield Absolute.........137

ARTICLE XII

     THE TRUSTEE............................................................139
     Section 12.01  Duties of Trustee.......................................139
     Section 12.02  Certain Matters Affecting the Trustee...................141

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                                                                           PAGE
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     Section 12.03  Trustee Not Liable for Certificates or Mortgage Loans...142
     Section 12.04  Trustee May Own Certificates............................143
     Section 12.05  Servicer to Pay Trustee's Fees and Expenses.............143
     Section 12.06  Eligibility Requirements for Trustee....................143
     Section 12.07  Resignation and Removal of the Trustee..................144
     Section 12.08  Successor Trustee.......................................145
     Section 12.09  Merger or Consolidation of Trustee......................145
     Section 12.10  Appointment of Co-Trustee or Separate Trustee...........146
     Section 12.11  Tax Returns.............................................147
     Section 12.12  Appointment of Custodians...............................147
     Section 12.13  Trustee May Enforce Claims Without Possession
                    of Certificates.........................................147
     Section 12.14  Suits for Enforcement...................................147
     Section 12.15  Control of Remedies by Certificate Insurer
                    and Certificateholders..................................148

ARTICLE XIII

     REMIC PROVISIONS.......................................................149
     Section 13.01  REMIC Administration....................................149
     Section 13.02  Prohibited Transactions and Activities..................152
     Section 13.03  Servicer and Trustee Indemnification....................152

ARTICLE XIV

     MISCELLANEOUS PROVISIONS...............................................153
     Section 14.01  Acts of Certificateholders..............................153
     Section 14.02  Amendment...............................................153
     Section 14.03  Recordation of Agreement................................154
     Section 14.04  Duration of Agreement...................................154
     Section 14.05  Governing Law...........................................154
     Section 14.06  Notices.................................................154
     Section 14.07  Severability of Provisions..............................155
     Section 14.08  No Partnership..........................................156
     Section 14.09  Counterparts............................................156
     Section 14.10  Successors and Assigns..................................156
     Section 14.11  Headings................................................156
     Section 14.12  The Certificate Insurer.................................156
     Section 14.13  Paying Agent............................................156
     Section 14.14  Actions of Certificateholders...........................157
     Section 14.15  Grant of Security Interest..............................158


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EXHIBIT A         CONTENTS OF MORTGAGE FILE
EXHIBIT B-1       FORM OF CLASS 1A CERTIFICATE
EXHIBIT B-2       FORM OF CLASS 2A CERTIFICATE
EXHIBIT B-3       FORM OF CLASS R CERTIFICATE
EXHIBIT B-4       FORM OF REVERSE OF CERTIFICATE
EXHIBIT C         PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT
EXHIBIT D         RESALE CERTIFICATION
EXHIBIT E         ASSIGNMENT
EXHIBIT E(1)      WIRING INSTRUCTIONS FORM
EXHIBIT F         FORM OF TRUSTEE INITIAL CERTIFICATION
EXHIBIT F-1       FORM OF TRUSTEE INTERIM CERTIFICATION
EXHIBIT G         FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT H-1       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 1
EXHIBIT H-2       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 2
EXHIBIT I         REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT J         TRANSFER AFFIDAVIT
EXHIBIT J-1       FORM OF TRANSFER CERTIFICATE
EXHIBIT K         SPECIAL POWER OF ATTORNEY
EXHIBIT L         CUSTODIAL AGREEMENT
EXHIBIT M         FORM OF LIQUIDATION REPORT
EXHIBIT N         FORM OF DELINQUENCY REPORT
EXHIBIT O         CERTIFICATE INSURANCE POLICY
EXHIBIT P         PRINCIPAL PAYMENT TABLES
EXHIBIT Q         FORM OF SERVICER'S MONTHLY REMITTANCE REPORT TO
                  TRUSTEE
EXHIBIT R         PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE
EXHIBIT S         MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT
EXHIBIT T         SUBSEQUENT TRANSFER INSTRUMENT
EXHIBIT U         FORM OF ADDITION NOTICE
EXHIBIT V         OFFICER'S CERTIFICATE
EXHIBIT W         FORM OF AGREEMENT OF APPOINTMENT AND ACCEPTANCE OF
                  SEPARATE TRUSTEE


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     Pooling and Servicing Agreement dated as of September 1, 1997, among
LaSalle National Bank, as trustee (the "Trustee"), Superior Bank FSB, as depositor (the "Depositor"), and Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer").


                              PRELIMINARY STATEMENT

     In order to facilitate the servicing of certain Mortgage Loans by the Servicer, the Servicer and the Depositor are entering into this Agreement with the Trustee. The Depositor is transferring the Sub-Pool 1 Mortgage Loans and Sub-Pool 2 Mortgage Loans to the Trustee for the benefit of the Certificateholders under this Agreement, pursuant to which seven classes of Certificates are being issued on the Closing Date, denominated on the face thereof as AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R, respectively.

     The Class 1A, Class 2A and the Class R Certificates represent, in the aggregate, a 100% undivided ownership interest in the Mortgage Loans and all proceeds thereof due after the Cut-off Date with respect to the Initial Mortgage Loans and due after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield). The Sub-Pool 1 Initial Mortgage Loans have an aggregate outstanding principal balance of $75,270,504.81 as of the Cut-off Date, and the Sub-Pool 2 Initial Mortgage Loans have an aggregate outstanding principal balance of $115,690,188.57 as of the Cut-off Date, after application of payments received by the Depositor on or before such date. The aggregate outstanding principal balance of both Sub-Pools is $190,960,693.38 as of the Cut-off Date. Sub-Pool 1 consists of fixed rate mortgage loans and Sub-Pool 2 consists of adjustable rate mortgage loans. The Class 1A-1 Certificates will have a variable pass-through rate, the Class 1A-2 Certificates have a fixed Class 1A-2 Pass-Through Rate of 6.62% per annum, the Class 1A-3 Certificates have a fixed Class 1A-3 Pass-Through Rate of 6.69% per annum, the Class 1A-4 Certificates have a fixed Class 1A-4 Pass-Through Rate of 7.07% per annum and the Class 1A-5 Certificates have a fixed Class 1A-5 Pass-Through Rate of 6.90% per annum. The Class 2A Certificates will have a variable pass-through rate. As provided herein, the Class R Certificates are subordinate to the Class A Certificates. As provided herein, the Servicer will make an election that the segregated pool of assets subject to this Agreement, including the Mortgage Loans, be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a "REMIC"). The Class 1A-1, Class 1A-2, Class 1A- 3, Class 1A-4, Class 1A-5 and Class 2A Certificates will be "regular interests" and the Class R Certificates will be the sole Class of "residual interests" in such REMIC.

     The parties hereto agree as follows:

     [Intentionally Left Blank]


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                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to the Trust Fund consisting of Sub-Pool 1 and Sub-Pool 2, evidenced by AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R. All calculations of interest pursuant to this Agreement, unless otherwise specified, are based on a 360-day year consisting of twelve 30-day months.

     ACCOUNT: Any of the Certificate Accounts, Trustee Expense Accounts, Interest Coverage Accounts, Reserve Accounts, Principal and Interest Accounts or Pre-Funding Accounts established by the Trustee and held in trust by the Trustee for the Certificateholders. The Trustee's obligation to establish and maintain the Accounts is not delegable, except with respect to the Principal and Interest Accounts.

     ACCRUAL PERIOD: With respect to the Class 1A-1 and Class 2A Certificates and with respect to any Remittance Date other than the October 1997 Remittance Date, the period commencing on the immediately preceding Remittance Date and ending on the day immediately preceding such Remittance Date. With respect to the October 1997 Remittance Date, the period commencing on the Closing Date and ending on the day immediately preceding the October 1997 Remittance Date.

     ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust Fund pursuant to Section 2.10 of this Agreement, a notice, substantially in the form of Exhibit U, which shall be given not later than two Business Days prior to the related Subsequent Transfer Date, of the Depositor's designation of Subsequent Mortgage Loans to be sold to the Trust Fund and the aggregate principal balance of such Subsequent Mortgage Loans.

     ADDITIONAL PRINCIPAL: With respect to the Class 1A or Class 2A Certificates and any Remittance Date, an amount equal to the lesser of (i) the amount necessary to reduce the related Class 1A or Class 2A Principal Balance so that the Overcollateralization Amount for the related Sub-Pool equals the related Required Overcollateralization Amount for such Sub-Pool and (ii) the sum of (a) the Remaining Net Excess Spread for such Sub-Pool, (b) the Available Transfer Cashflow for such Sub-Pool and (c) the Net Excess Principal for such Sub-Pool.

     ADJUSTMENT DATE: With respect to each Sub-Pool 2 Mortgage Loan, a date on which the Mortgage Rate may adjust, as provided in the related Mortgage Note.

     ADVERSE REMIC EVENT: As defined in Section 13.01(f).

     AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control"

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means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     AMOUNT AVAILABLE: With respect to any Sub-Pool and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Sub-Pool (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04), (ii) the Excess Spread with respect to such Sub-Pool for such Remittance Date, (iii) if an Available Funds Shortfall exists in such Sub-Pool, (a) first, the Net Excess Spread from the other Sub-Pool, to the extent of such Available Funds Shortfall, (b) second, the Excess Principal from the other Sub-Pool, to the extent of any remaining Available Funds Shortfall and (c) third, any amounts in respect of any remaining Available Funds Shortfall withdrawn from the related Reserve Account and deposited in the related Certificate Account, (iv) if such Remittance Date is prior to the related Cross-Over Date, (a) first, the Available Transfer Cashflow, to the extent necessary to reach the Required Overcollateralization Amount for such Sub-Pool and (b) second, the Net Excess Principal, to the extent necessary to reach the Required Overcollateralization Amount for such Sub-Pool and (v) any Insured Payments with respect to such Sub-Pool.

     AMOUNTS HELD FOR FUTURE DISTRIBUTION: With respect to any Sub-Pool and as to any Remittance Date, the aggregate amount held in the Principal and Interest Account with respect to such Sub-Pool on account of all Monthly Payments, or portions thereof, received in respect of scheduled principal and interest due after the Due Period related to such Remittance Date for application on the scheduled Due Date at the request of the Mortgagor.

     ANNUAL TRUSTEE EXPENSE AMOUNT: As of each Remittance Date, with respect to each Mortgage Loan, an amount equal to one-twelfth of the product of 0.03% multiplied by the related Principal Balance.

     APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less.

     ASSIGNMENT OF LEASES: With respect to any Mortgaged Property related to the Multifamily Loans and Mixed Use Loans, any assignment of leases, rents and profits or similar document or instrument executed by the related Mortgagor in connection with the origination of the related Multifamily Loan or Mixed Use Loan assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property.

     ASSIGNMENT OF MORTGAGE: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws

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of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

     AUTHORIZED DENOMINATIONS: Each of the Class 1A and Class 2A Certificates are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 or integral multiples of $1,000 in excess thereof (except that a single Certificate for each of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 and Class 2A Certificates may be issued in a different amount which is less than the related minimum dollar denomination).

     AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT: With respect to Sub-Pool 2 and any Remittance Date up to and including (but not after) the Remittance Date on which the Class 2A Principal Balance is reduced to zero, an amount equal to the sum of (i) the excess, if any, of (x) the Class 2A Interest Remittance Amount for the immediately preceding Remittance Date calculated pursuant to clause (i) of the definition of Class 2A Pass-Through Rate, but in no event greater than Class 2A Cap Rate over (y) the Class 2A Interest Remittance Amount for the immediately preceding Remittance Date calculated pursuant to clause (ii) of the definition of Class 2A Pass-Through Rate, (ii) the amount of any Available Funds Cap Carry Forward Amount for such preceding Remittance Date to the extent not distributed to the Class 2A Certificateholders on such preceding Remittance Date and (iii) interest accrued on the amounts described in clause (i) and (ii) above during the Accrual Period for the current Remittance Date at the Class 2A Pass-Through Rate for such Remittance Date.

     AVAILABLE FUNDS SHORTFALL: With respect to any Sub-Pool and for a particular Remittance Date, the amount by which the Available Remittance Amount plus Excess Spread for such Sub-Pool is less than the Required Payments (other than in respect of the Class A Principal Remittance Amount after the related Cross-over Date) for such Sub-Pool.

     AVAILABLE PRINCIPAL AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of the amount described in the definition of Class A Principal Remittance Amount without giving effect to clause (a) thereof over the amount described in the definition of Class A Principal Remittance Amount, after giving effect to clause (a) thereof.

     AVAILABLE REMITTANCE AMOUNT: With respect to each Sub-Pool and Remittance Date, the sum of the following: (i) the sum of all amounts described in clauses
(i) through (vii), inclusive, of Section 5.03 received by the Servicer or any Subservicer (including any amounts paid by the Servicer or the Depositor and excluding any Excess Spread with respect to the related Sub-Pool, any related Amounts Held for Future Distribution, any amounts not required to be deposited in the related Principal and Interest Account pursuant to Section 5.03 and any amounts withdrawn by the Servicer pursuant to Section 5.04(ii), (iii), (vi) and
(vii) as of the related Determination Date) during the related Due Period and deposited into the related Certificate Account as of the related Determination Date, (ii) the amount of any Advances and Compensating Interest payments with respect to the related Sub-Pool remitted by the Servicer for such Remittance Date, (iii) with respect to the final Remittance Date in connection with the

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purchase of all the Mortgage Loans and REO Properties by the Servicer or
Certificate Insurer, the Termination Price remitted by the Servicer and (iv) the amount of any Interest Coverage Addition with respect to the related Sub-Pool for such Remittance Date. No amount included in the computation of the Available Remittance Amount with respect to any Remittance Date by virtue of being described by any component of the definition thereof shall be included more than once by virtue of also being described by any other component or otherwise.

     AVAILABLE TRANSFER CASHFLOW: With respect to each Sub-Pool and for a particular Remittance Date, an amount equal to the Remaining Net Excess Spread for the other Sub-Pool remaining after the payment, if any, of Additional Principal on the Class A Certificates related to such other Sub-Pool.

     BALLOON MORTGAGE LOAN: Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

     BALLOON PAYMENT: With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

     BOOK-ENTRY CERTIFICATE: Any Class 1A or Class 2A Certificate registered in the name of the Depository or its nominee.

     BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of New York, Illinois or New Jersey are authorized or obligated by law or executive order to be closed; provided, however, that the Servicer shall provide the Trustee with a list of dates on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to be closed and such list shall be revised annually thereafter and delivered to the Trustee prior to the expiration of the most recent list provided. Failure to provide such list shall not constitute an Event of Default; provided that the Trustee may rely on the most recently delivered list without further investigation.

     CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     CERTIFICATE: Any Class 1A-1 Certificate, Class 1A-2 Certificate, Class 1A-3 Certificate, Class 1A-4 Certificate, Class 1A-5 Certificate, Class 2A Certificate or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee, substantially in the applicable form annexed hereto as Exhibits B-1 through B-3.

     CERTIFICATE ACCOUNT: With respect to each Sub-Pool, as described in Section
6.01. With respect to Sub-Pool 1, the Certificate Account shall be known as the Sub-Pool 1 Certificate Account and with respect to Sub-Pool 2, the Certificate Account shall be known as the Sub-Pool 2 Certificate Account.

     CERTIFICATEHOLDER or HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any Subservicer, or registered in the name of any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's request, the Depositor, the Servicer and any Subservicer shall provide to the Trustee a notice identifying any of their respective affiliates that is a Certificateholder as of the date(s) specified by the Trustee in such request. All references to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     CERTIFICATE INSURANCE POLICY: The certificate guaranty surety bond, policy number 97010571, dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates, pursuant to which the Certificate Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit O.

     CERTIFICATE INSURER: Financial Guaranty Insurance Company, a New York stock insurance corporation, or any successor thereof, as issuer of the Certificate Insurance Policy.

     CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository).

     CERTIFICATE REGISTER: As defined in Section 4.02.

     CERTIFICATE REGISTRAR: Initially, the Trustee, and thereafter, any successor appointed pursuant to Section 4.02.

     CLASS: Collectively, Certificates bearing the same numerical or alphabetical designation (1A, 1A-1, 1A-2, 1A-3, 1A-4, 1A-5, 2A or R).

     CLASS 1A CERTIFICATE: Either a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4 or Class 1A-5 Certificate.

     CLASS 1A CERTIFICATEHOLDER: A Holder of a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4 or Class 1A-5 Certificate.

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

     CLASS 1A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the sum of the Class 1A-1 Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 1A-3 Interest Remittance Amount, the Class 1A-4 Interest Remittance Amount and the Class 1A-5 Interest Remittance Amount.

     CLASS 1A-1 CERTIFICATE: A Certificate denominated as a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATE: A Certificate denominated as a Class 1A-2 Certificate.

     CLASS 1A-3 CERTIFICATE: A Certificate denominated as a Class 1A-3 Certificate.

     CLASS 1A-4 CERTIFICATE: A Certificate denominated as a Class 1A-4 Certificate.

     CLASS 1A-5 CERTIFICATE: A Certificate denominated as a Class 1A-5 Certificate.

     CLASS 1A-5 CERTIFICATE AMOUNT: As to any Remittance Date an amount equal to the product of (x) a fraction, the numerator of which is the Class 1A-5 Principal Balance immediately preceding such Remittance Date and the denominator of which is the aggregate Class 1A Principal Balance of all Class 1A Certificates immediately preceding such Remittance Date and (y) the Class A Principal Remittance Amount with respect to Sub-Pool 1 for such Remittance Date.

     CLASS 1A-1 CERTIFICATEHOLDER: A Holder of a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATEHOLDER: A Holder of a Class 1A-2 Certificate.

     CLASS 1A-3 CERTIFICATEHOLDER: A Holder of a Class 1A-3 Certificate.

     CLASS 1A-4 CERTIFICATEHOLDER: A Holder of a Class 1A-4 Certificate.

     CLASS 1A-5 CERTIFICATEHOLDER: A Holder of a Class 1A-5 Certificate.

     CLASS 1A-1 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 1A-1 Pass-Through Rate for the Accrual Period on the Class 1A-1 Principal Balance.

     CLASS 1A-2 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-2 Pass-Through Rate on the Class 1A-2 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-3 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-3 Pass-Through Rate on the Class 1A-3 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-4 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-4 Pass-Through Rate on the Class 1A-4 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-5 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-5 Pass-Through Rate on the Class 1A-5 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-5 LOCKOUT PERCENTAGE: As to any Remittance Date occurring during the periods set forth below, an amount equal to as follows:

               Period (dates inclusive)
               Class 1A-5 Lockout Percentage
               -----------------------------

               October 27, 1997-September 2000...........     0%
               October 2000-September 2002...............    45%
               October 2002-September 2003...............    80%
               October 2003-September 2004...............   100%
               October 2004 and thereafter...............   300%

     CLASS 1A-5 LOCKOUT REMITTANCE AMOUNT: As to any Remittance Date, an amount equal to the product of (x) the Class 1A-5 Lockout Percentage and (y) the Class 1A-5 Certificate Amount for such Remittance Date.

     CLASS 1A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4 and Class 1A-5 Certificates possessing Voting Rights in excess of 51% in the aggregate.

     CLASS 1A-1 PASS-THROUGH RATE: As to any Remittance Date, the least of (i) One-Month LIBOR plus 0.09% per annum, (ii) the weighted average of the Mortgage Rates of the Sub-Pool 1 Mortgage Loans minus, with respect to Sub-Pool 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage and (iii) 10.50% per annum; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.49% per annum. For purposes of calculating the Class 1A-1 Pass-Through Rate for any Remittance Date, because most of the Sub-Pool 1 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 1A-1 Certificates), the basis on which interest is computed on the Sub-Pool 1 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Sub-Pool 1 Mortgage Loans.

     CLASS 1A-2 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-2 Certificateholders which shall be equal to 6.62%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A-3 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-3 Certificateholders which shall be equal to 6.69%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A-4 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-4 Certificateholders which shall be equal to 7.07%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A-5 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-5 Certificateholders which shall be equal to 6.90%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A PRINCIPAL BALANCE: With respect to the Class 1A Certificates and as of any date of determination, the Original Class 1A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A Certificateholders in respect of principal pursuant to Sections 6.06(c)(A)(X)(xiii) through (xvii) and (C) all amounts previously distributed to the Class 1A Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-1 PRINCIPAL BALANCE: With respect to the Class 1A-1 Certificates and as of any date of determination, the Original Class 1A-1 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-1 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-1 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xiii) and (C) all amounts previously distributed to the Class 1A-1 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-2 PRINCIPAL BALANCE: With respect to the Class 1A-2 Certificates and as of any date of determination, the Original Class 1A-2 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-2 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-2 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xiv) and (C) all amounts previously distributed to the Class 1A-2 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-3 PRINCIPAL BALANCE: With respect to the Class 1A-3 Certificates and as of any date of determination, the Original Class 1A-3 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-3 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses or (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-3 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xv) and (C) all amounts previously distributed to the Class 1A-3 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-4 PRINCIPAL BALANCE: With respect to the Class 1A-4 Certificates and as of any date of determination, the Original Class 1A-4 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-4 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-4 Certificateholders in respect of principal pursuant to Section

6.06(c)(A)(X)(xvi) and (C) all amounts previously distributed to the Class 1A-4 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-5 PRINCIPAL BALANCE: With respect to the Class 1A-5 Certificates and as of any date of determination, the Original Class 1A-5 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-5 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-5 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xvii) and (C) all amounts previously distributed to the Class 1A-5 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A REMITTANCE AMOUNT: As of any Remittance Date, the sum of the Class A Remittance Amount with respect to the Class 1A-1 Certificates, the Class 1A-2 Certificates, the Class 1A-3 Certificates, the Class 1A-4 Certificates and the Class 1A-5 Certificates.

     CLASS 1A SUB-POOL FACTOR: As of any date of determination, the then applicable Class 1A Principal Balance divided by the Original Class 1A Principal Balance.

     CLASS 2A CAP RATE: As to any Remittance Date, the weighted average of the Maximum Mortgage Rates of the Sub-Pool 2 Mortgage Loans minus, with respect to Sub-Pool 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) 0.50% per annum.

     CLASS 2A CERTIFICATE: A Certificate denominated as a Class 2A Certificate.

     CLASS 2A CERTIFICATEHOLDER: A Holder of a Class 2A Certificate.

     CLASS 2A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 2A Pass-Through Rate for the Accrual Period on the outstanding Class 2A Principal Balance.

     CLASS 2A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 2A Certificates possessing Voting Rights in excess of 51% in the aggregate.

     CLASS 2A PASS-THROUGH RATE: As to any Remittance Date, the least of (i) One-Month LIBOR plus 0.20% per annum, (ii) the weighted average of the Mortgage Rates of the Sub-Pool 2 Mortgage Loans minus, with respect to Sub-Pool 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) 0.50% per annum and (iii) the Class 2A Cap Rate; provided, however, that on any Remittance Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.60%. For purposes of calculating the Class 2A Pass-Through Rate for any Remittance Date, because most of the Sub-Pool 2 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 2A Certificates), the basis on which interest is computed on the Sub-Pool 2 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Sub-Pool 2 Mortgage Loans.

     CLASS 2A PRINCIPAL BALANCE: With respect to the Class 2A Certificates and as of any date of determination, the Original Class 2A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 2A REMITTANCE AMOUNT: As of any Remittance Date, the Class A Remittance Amount with respect to the Class 2A Certificates.

     CLASS 2A SUB-POOL FACTOR: As of any date of determination, the then applicable Class 2A Principal Balance divided by the Original Class 2A Principal Balance.

     CLASS A CARRY-FORWARD AMOUNT: With respect to either the Class 1A or Class 2A Certificates and as to any Remittance Date, the sum of (i) the amount, if any, by which (x) the related Class 1A or Class 2A Remittance Amount as of the immediately preceding Remittance Date exceeded (y) the amount of the actual distribution, exclusive of any related Insured Payments made to the related Classes of Class A Certificateholders, made pursuant to Sections 6.06(c)(A)(X)(i) through (xi) or pursuant to 6.06(c)(A)(Y)(i) through (xi), with respect to Sub-Pool 1, or pursuant to Sections 6.06(c)(B)(X)(i) and (ii) or pursuant to Sections 6.06(c)(B)(Y)(i) and (ii), with respect to Sub-Pool 2, on such immediately preceding Remittance Date and (ii) interest on the amount, if any, described in clause (i) above, to the extent that the amount in clause (i) represents Insured Payments made by the Certificate Insurer, at the weighted average of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 1A-3 Pass-Through Rate, the Class 1A-4 Pass-Through Rate and the Class 1A-5 Pass-Through Rate with respect to Sub-Pool 1, and the Class 2A Pass-Through Rate with respect to Sub-Pool 2 from such immediately preceding Remittance Date.

     CLASS A CERTIFICATE: A certificate denominated as a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 or Class 2A Certificate.

     CLASS A CERTIFICATEHOLDER: A Holder of a Class 1A Certificate or a Class 2A Certificate.

     CLASS A INTEREST REMITTANCE AMOUNT: Any of the Class 1A-1 Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 1A-3 Interest Remittance Amount, the Class 1A-4 Interest Remittance Amount, the Class 1A-5 Interest Remittance Amount or the Class 2A Interest Remittance Amount.

     CLASS A PASS-THROUGH RATE: As to any Remittance Date, any of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 1A-3 Pass-Through Rate, the Class 1A-4 Pass-Through Rate, the Class 1A-5 Pass-Through Rate or the Class 2A Pass-Through Rate.

     CLASS A PRINCIPAL BALANCE: As of any date of determination, the Class 1A Principal Balance, with respect to Sub-Pool 1, or the Class 2A Principal Balance, with respect to Sub-Pool 2.

     CLASS A PRINCIPAL REMITTANCE AMOUNT: With respect to a Sub-Pool and as to any Remittance Date (other than the Remittance Date described in the next succeeding sentence), the amount required to be distributed on such Remittance Date from available funds in respect of the related Class 1A or Class 2A Certificates, such amount being equal to the least of (a) that amount required to reach the Required Overcollateralization Amount with respect to such Sub-Pool, or thereafter, to maintain such Required Overcollateralization Amount on such Remittance Date, (b) the sum of (i) the related Class 1A or Class 2A Principal Balance immediately prior to such Remittance Date and (ii) the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments made by the Certificate Insurer with respect to the related Sub-Pool or interest accrued thereon in accordance with the definition of Class A Carry Forward Amount) and (c)(vii) below and (c) the sum of (i) each payment of principal received by the Servicer or any Sub-Servicer (exclusive of Curtailments, Principal Prepayments, the principal portion of Amounts Held for Future Distribution and amounts described in clause (c)(iii) hereof) during the related Due Period, including any Excess Payments; (ii) all Curtailments and all Principal Prepayments received by the Servicer during such related Due Period; (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period; (iv) an amount equal to the Unrecovered Class A Portion with respect to the related Sub-Pool; (v) the Class A Carry-Forward Amount with respect to the related Sub-Pool; (vi) (a) that portion of the purchase price (as indicated in Section 2.05(b)) actually received by the Trustee of any repurchased Mortgage Loan with respect to the related Sub-Pool which represents principal and (b) the principal portion of any Substitution Adjustments deposited in the Principal and Interest Account with respect to the related Sub-Pool as of the related Determination Date; (vii) any amounts recovered from the related Class 1A or Class 2A Certificateholders during the related Due Period that constituted a Monthly Payment on a related Mortgage Loan or an Advance with respect to the related Sub-Pool that was recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a Final Order; and (viii) the amount, if any, by which (a) the Class 1A or Class 2A Principal Balance with respect to the related Class 1A or Class 2A Certificates immediately prior to such Remittance Date minus the amounts to be distributed on such Remittance Date pursuant to clauses (c)(i), (ii), (iii) and
(iv) above and pursuant to Sections 6.06(c)(A)(X)(xiii) through (xvii) with respect to Sub-Pool 1 or Section 6.06(c)(B)(X)(iv) with respect to Sub-Pool 2 and applied to reduce the related Class 1A or Class 2A Principal Balance, exceeds (b) the related Scheduled Class A Principal Balance for such Remittance Date as set forth in the related Principal Payment Table. As to the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties pursuant to Section 11.01, the amount of principal required to be distributed on such Remittance Date from available funds in respect of the related Class A Certificates, such amount being equal to the amount described in clause (b) of the immediately preceding sentence with respect to such Remittance Date.

     CLASS A REMITTANCE AMOUNT: For any Class of Class A Certificates and as to any Remittance Date, the sum of (i) the related Class A Principal Remittance Amount and (ii) the related Class A Interest Remittance Amount.

     CLASS R CERTIFICATE: A Certificate denominated as a Class R Certificate.

     CLASS R CERTIFICATEHOLDER: A Holder of a Class R Certificate.

     CLOSING DATE: September 25, 1997.

     CODE: The Internal Revenue Code of 1986.

     COMBINED LOAN-TO-VALUE RATIO OR CLTV: With respect to any Sub-Pool 1 Mortgage Loan, the sum of the original principal balance of such Sub-Pool 1 Mortgage Loan and the outstanding principal balance of any related First Lien as of the date of origination of the Sub-Pool 1 Mortgage Loan, divided by the lesser of (i) the value of the related Mortgaged Property based upon the appraisal made at the origination of the Sub-Pool 1 Mortgage Loan or (ii) the purchase price of the Mortgaged Property if the Sub-Pool 1 Mortgage Loan proceeds are used to purchase the Mortgaged Property.

     COMPENSATING INTEREST: As defined in Section 6.10.

     CROSS-OVER DATE: With respect to each Sub-Pool, the date on and after which the related Subordinated Amount is reduced to zero.

     CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of four times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

     CUSTODIAL AGREEMENT: The agreement for the retention of the Trustee's Mortgage Files initially in the form attached as Exhibit L.

     CUSTODIAN: The custodian appointed pursuant to a Custodial Agreement and
Section 12.12, which is not affiliated with the Servicer or the Depositor which initially shall be LaSalle National Bank.

     CUT-OFF DATE: September 1, 1997.

     CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Initial Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the close of business on the Cut-off Date.

     DEFINITIVE CERTIFICATES: As defined in Section 4.02(e).

     DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

     DELINQUENCY CALCULATION AMOUNT: With respect to any Determination Date and with respect to Sub-Pool 1, the sum of:

          (a) 5.375% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

          (b) 10.75% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

          (c) 21.5% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

          (d) without duplication of the amounts determined under clauses (a),
     (b) and

          (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Sub-Pool 1 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     With respect to any Determination Date and with respect to Sub-Pool 2, the sum of:

          (a) 5.375% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

          (b) 10.75% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

          (c) 21.5% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

          (d) without duplication of the amounts determined under clauses (a),
     (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Sub-Pool 2 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     DELINQUENT: A Mortgage Loan is delinquent if any payment due thereon is not made by the close of business on the Due Date. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the close of business on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     DEPOSIT PREMIUM: As defined in the Insurance Agreement.

     DEPOSITOR: Superior Bank FSB, a federally chartered stock savings bank, and any successor thereto.

     DEPOSITOR'S YIELD: For each Mortgage Loan, the prepayment penalties and premiums collected on such Mortgage Loan. The Depositor's Yield is retained by the Depositor and is not part of the Trust Fund.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Class 1A and Class 2A Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: The 22nd day of each month (or if such day is not a Business Day, the immediately following Business Day but in no event fewer than two Business Days prior to the Remittance Date immediately following such 22nd day).

     DIRECTLY OPERATE: With respect to any REO Property relating to a Multifamily Loan or Sub-Pool 1 Mixed Use Loan, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund REMIC other than through an independent contractor; provided, however, that the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     DISQUALIFIED ORGANIZATION: Any of the following (i) the United States or any possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax, and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmer's cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of any ownership interest in a Residual Certificate by such Person may cause the Trust Fund REMIC or any Person having an ownership interest in any Class of Certificates, other than such Person, to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

     DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

     DUE PERIOD: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs.

     ELIGIBLE ACCOUNT: Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by and held up to the limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by S&P and A2 or better by Moody's and in one of the two highest short-term rating categories by S&P and the highest short term rating category by Moody's, and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and S&P or (B) a trust account or accounts (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

     EVENT OF DEFAULT: As described in Section 10.01.

     EVENT OF NONPAYMENT: An event of nonpayment shall occur with respect to each Sub-Pool and with respect to any Remittance Date if (i) on or prior to the related CrossOver Date, the amounts remitted by the Servicer and available to the Trustee pursuant to Sections 5.04(i), 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, plus the amount of any Net Excess Spread from the other Sub-Pool, plus the amount of any Excess Principal from the other Sub-Pool, plus any amounts on deposit in the related Reserve Account prior to the related Cross-Over Date, plus the amount to be paid pursuant to the last paragraph of
Section 6.06(c) (if any), will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (ii) after the related Cross-Over Date, the related Available Remittance Amount remitted by the Servicer to the Trustee pursuant to Section 5.04(i) plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool 1, and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2, the amounts remitted by the Servicer to the Trustee pursuant to Sections 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders, as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (iii) the sum of all Realized Losses with respect to such Sub-Pool since the Closing Date exceeds 75% of the related Subordinated Amount as of November 25, 1997.

     EXCESS PAYMENTS: With respect to a Due Period, any principal amounts received on a Mortgage Loan in excess of the principal amount included in the Monthly Payment due on the Due Date in such Due Period which does not constitute either a Curtailment or a Principal Prepayment.

     EXCESS PRINCIPAL: With respect to any Sub-Pool and for a particular Remittance Date, the lesser of (i) the portion, if any, of the Available Principal Amount for such Sub-Pool that is not required to be included in the related Class A Principal Remittance Amount for such Sub-Pool for such Remittance Date as a result of the application of clause (a) of the definition of Class A Principal Remittance Amount and (ii) the amount of such portion described in clause (i) remaining after the application of the related Available Remittance Amount to cover the Required Payments for such Sub-Pool.

     EXCESS PROCEEDS: With respect to any Mortgage Loan (including a Mortgage Loan as to which the related Mortgaged Property has become an REO Property) that became a Liquidated Mortgage Loan during any Due Period, the excess, if any, of
(a) the total Net Liquidation Proceeds received in respect thereof during such Due Period, over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus interest thereon at the Mortgage Rate from the date through which interest was last paid by the Mortgagor or advanced by the Servicer to but not including the Due Date in such Due Period.

     EXCESS SPREAD: With respect to Sub-Pool 1 and for a particular Remittance Date, the sum of (a) the excess of (x) all payments received or advanced on account of interest on the Sub-Pool 1 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 1A Interest Remittance Amount for such Remittance Date, (ii) the Sub-Pool 1 Annual Trustee Expense Amount for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the October 27, 1997 and November 25, 1997 Remittance Dates, Excess Spread shall also include an amount with respect to the Pre-Funded Amounts to be determined by the Certificate Insurer and deposited into the Sub-Pool 1 Interest Coverage Account by the Depositor on the Closing Date.

     With respect to Sub-Pool 2 and for a particular Remittance Date, the sum of
(a) the excess of (x) all payments received or advanced on account of interest on the Sub-Pool 2 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 2A Interest Remittance Amount for such Remittance Date, (ii) the Sub-Pool 2 Annual Trustee Expense Amount for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the October 27, 1997 and November 25, 1997 Remittance Dates, Excess Spread shall also include an amount with respect to the Pre-Funded Amounts to be determined by the Certificate Insurer and deposited into the Sub-Pool 2 Interest Coverage Account by the Depositor on the Closing Date.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

     FIDELITY BOND: As described in Section 5.09.

     FINAL ORDER: As defined in Section 6.06(b).

     FIRST LIEN: With respect to any Sub-Pool 1 Mortgage Loan which is secured by a second priority lien, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority lien.

     FNMA: The Federal National Mortgage Association and any successor thereto.

     FNMA LOAN: Any Mortgage Loan originated substantially in accordance with FNMA and FHLMC underwriting guidelines in effect on the date the Mortgage Loan was originated.

     FUNDING PERIOD: With respect to each Sub-Pool, the period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account is zero or (b) the close of business on November 21, 1997.

     GROSS MARGIN: With respect to each Sub-Pool 2 Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the related Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the related Mortgage Loan Schedule.

     INDEX: With respect to the Sub-Pool 2 Mortgage Loans, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being either (i) the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as published in the Federal Reserve Statistical Release H.15 (519), as most recently announced as of a date 45 days preceding such Mortgage Loan's Adjustment Date (the "One-Year Treasury Index") or (ii) the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market as published in The Wall Street Journal "Money Rates" table, and as most recently available as of the date 45 days before such Mortgage Loan Adjustment Date if such date falls on a Friday or, if such date does not fall on a Friday, then as most recently available as of the Friday immediately preceding the date 45 days before each such Mortgage Loan Adjustment Date (the "Six-Month LIBOR Index"). If the applicable Index becomes unavailable, the Servicer, on behalf of the Trustee, will select an alternative index for mortgage loans on single family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.

     INDEPENDENT PERSON: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor or the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof solely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

     INITIAL ADJUSTMENT DATE: With respect to each Sub-Pool 2 Mortgage Loan, the first adjustment date following the origination of such Mortgage Loan.

     INITIAL MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

     INITIAL MORTGAGE LOAN: A Mortgage Loan assigned and transferred to the Trustee on the Closing Date.

     INITIAL MORTGAGE LOANS: Collectively, the Initial Mortgage Loans.

     INITIAL RESERVE ACCOUNT DEPOSIT: With respect to each Sub-Pool, the amount, if any, deposited by the Depositor in the related Reserve Account on the Closing Date pursuant to Section 6.14, which amount is $0.00 for Sub-Pool 1, and $0.00 for Sub-Pool 2.

     INSURANCE AGREEMENT: The agreement dated as of the Closing Date by and among the Certificate Insurer, the Depositor, the Servicer and the Trustee, as amended from time to time by the parties thereto, relating to, among other things, the Premium Percentage.

     INSURANCE PROCEEDS: Proceeds paid to the Trustee or the Servicer by any insurer (except the Certificate Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses which are incurred by the Servicer or the Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with customary first and second mortgage servicing procedures in the case of Sub-Pool 1 Mortgage Loans and customary first mortgage servicing procedures in the case of Sub-Pool 2 Mortgage Loans.

     INSURED PAYMENT: With respect to each Sub-Pool and as of each Remittance Date, the amount, if any, by which (1) the related Class A Remittance Amount (excepting clause (c)(vi) of the definition of Class A Principal Remittance Amount to the extent such amount is due but not paid by the Depositor) exceeds
(2) the sum of (a) the related Available Remittance Amount (minus the related Monthly Premium withdrawable from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i)), plus (b) (I), if such Remittance Date is prior to the related Cross-Over Date, the lower of (X) the Excess Spread deposited into the related Certificate Account pursuant to Section 5.04(i) as of such Remittance Date, plus the Net Excess Spread from the other Sub-Pool, if any, plus Excess Principal from the other Sub-Pool, if any, and (Y) the related Subordinated Amount, or (II), if such Remittance Date is on or after the related Cross-Over Date, that additional portion of the Amount Available constituting Excess Spread with respect to the related Sub-Pool available to pay the related Class A Interest Remittance Amount pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2, plus (c) any amount transferred from the related

Reserve Account to the related Certificate Account pursuant to Section 6.14(c), plus (d) the aggregate amount of any previous Insured Payments for which the Certificate Insurer has not been reimbursed pursuant to Section 6.06(b), together with that portion of the amounts described in the preceding clause (1) that represents interest accrued in respect of such Insured Payments in accordance with the definition of Class A Carry-Forward Amount; provided, however, that the determination of Insured Payments shall not be affected in any way by any recharacterization of the transactions contemplated by this Agreement as a financing in any bankruptcy, insolvency or similar proceeding to which the Depositor may be subject and the related Available Remittance Amount shall for the purpose of this definition be deemed to be decreased by the amount thereof that has been deposited in the related Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code.

     INTEREST COVERAGE ACCOUNT: With respect to each Sub-Pool, the Account established and maintained pursuant to Section 6.13, which must be an Eligible Account. With respect to Sub-Pool 1, the Interest Coverage Account shall be known as the Sub-Pool 1 Interest Coverage Account and with respect to Sub-Pool 2, the Interest Coverage Account shall be known as the Sub-Pool 2 Interest Coverage Account.

     INTEREST COVERAGE ADDITION: With respect to the related Sub-Pool and as to any Remittance Date, the sum of the amounts described in Sections 6.13(b) and 6.13(c).

     INTEREST COVERAGE AMOUNT: With respect to each Sub-Pool, the amount to be paid by the Depositor to the Trustee for deposit into the related Interest Coverage Account pursuant to Section 6.12(a) on the Closing Date, which amount is $1,206,166.91 for Sub-Pool 1, and $1,569,564.86 for Sub-Pool 2.

     LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan or REO Property.

     LIQUIDATION PROCEEDS: Any cash amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, REO Disposition or otherwise, and any other amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10.

     LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original Principal Balance of the related Mortgage Loan and the denominator of which is the Appraised Value at the time of origination of the related Mortgaged Property.

     MAJORITY CERTIFICATEHOLDERS: With respect to Sub-Pool 1, the Class 1A Majority Certificateholders. With respect to Sub-Pool 2, the Class 2A Majority Certificateholders.

     MANUFACTURED HOME: A manufactured home within the meaning of 42 United States Code Section 5402(6).

     MANUFACTURED HOME LOAN: Any Mortgage Loan which is secured by a first lien on real estate to which a Manufactured Home has been permanently affixed.

     MAXIMUM MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the maximum rate of interest set forth in the related Mortgage Note.

     MINIMUM MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.

     MIXED USE LOAN: Any Sub-Pool 1 Mortgage Loan which is secured by a mixed residential and commercial structure.

     MIXED USE PROPERTY: With respect to Sub-Pool 1 Mortgage Loans, a property which consists of a mixed residential and commercial structure.

     MONTHLY ADVANCE: An advance made by the Servicer pursuant to Section 6.09.

     MONTHLY PAYMENT: The scheduled monthly payment or Periodic Payment(s) of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan during any month, as set forth in the related Mortgage Note.

     MONTHLY PREMIUM: With respect to each Sub-Pool, the monthly premium payable to the Certificate Insurer equal to the product of (i) one-twelfth of the then applicable Premium Percentage and (ii) the then outstanding related Class 1A Principal Balance or Class 2A Principal Balance.

     MOODY'S: Moody's Investors Service, Inc. or any successor thereto.

     MORTGAGE: The mortgage, deed of trust, Land Trust Mortgage or other instrument creating a first or second lien in accordance with applicable law on a Mortgaged Property.

     MORTGAGE FILE: As described in Exhibit A annexed hereto.

     MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 5.08.

     MORTGAGE LOAN: An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement or a Subsequent Transfer Instrument, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the

Mortgage Loan Schedule annexed hereto as Exhibits H-1 and H-2. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

     MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the schedule of Mortgage Loans attached hereto as Exhibit H-1 or H-2, as supplemented by each schedule of Subsequent Mortgage Loans attached to a Subsequent Transfer Instrument, as such schedule may be amended or supplemented from time to time, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the Cut-off Date or Subsequent Cut-off Date, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as the case may be, as of the date of origination of the related Mortgage Loan,
(v) the Due Date, (vi) the first date on which a Monthly Payment is due under the Mortgage Note, (vii) the Monthly Payment, (viii) the maturity date of the related Mortgage Note, (ix) the remaining number of months to maturity as of the Cut-off Date or Subsequent Cut-off Date, (x) the applicable Mortgaged Property State, (xi) the current Mortgage Rate and (xii) with respect to the Sub-Pool 2 Mortgage Loans only: (1) the Gross Margin, (2) the next Adjustment Date after the Cut-off Date, (3) the Maximum Mortgage Rate, (4) the Minimum Mortgage Rate and (5) the Index.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE RATE: With respect to each Sub-Pool 1 Mortgage Loan, the fixed annual rate of interest borne by the related Mortgage Note, as shown on the related Mortgage Loan Schedule. With respect to each Sub-Pool 2 Mortgage Loan, the annual rate of interest borne by the related Mortgage Note from time to time.

     MORTGAGED PROPERTY: A Single Family Property, Multifamily Property or Mixed Use Property which secures a Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     MULTIFAMILY LOAN: Any Mortgage Loan which is secured by Multifamily
Property.

     MULTIFAMILY PROPERTY: With respect to a Mortgage Loan, a residential property consisting of five or more dwelling units.

     NET EXCESS AMOUNT AVAILABLE: With respect to any Sub-Pool and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Sub-Pool (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04) and (ii) any Insured Payments with respect to such Sub-Pool.

     NET EXCESS PRINCIPAL: With respect to any Sub-Pool and for a particular Remittance Date, the Excess Principal for such Sub-Pool remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Sub-Pool.

     NET EXCESS SPREAD: With respect to any Sub-Pool and for a particular Remittance Date, the Excess Spread for such Sub-Pool remaining after the application thereof to cover Required Payments with respect to such Sub-Pool (other than in respect of the Class A Principal Remittance Amount after the related Cross-Over Date).

     NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii) and
(ii) any related accrued and unpaid Annual Trustee Expense Amounts as of the date on which such Liquidation Proceeds were received.

     NET MORTGAGE RATE: With respect to each Mortgage Loan, and at any time, the per annum rate equal to the related Mortgage Rate less the Servicing Fee Rate.

     NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed from late collections pursuant to Section 5.04, or (ii) a Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer would not be ultimately recoverable from late collections, Released Mortgaged Property Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

     NON-UNITED STATES PERSON: Any Person other than a United States Person.

     NOTICE: As defined in Section 6.06(b).

     OFFICER'S CERTIFICATE: A certificate delivered to the Trustee signed by the President or an Executive Vice President or a Senior Vice President or a Vice President or an Assistant Vice President of either the Depositor or the Servicer, as required by this Agreement.

     ONE-MONTH LIBOR: With respect to the Class 1A-1 and Class 2A Certificates, as determined by the Trustee on the second Business Day preceding the beginning of each Accrual Period, the London interbank offered rate for the relevant Accrual Period for one-month U.S. dollar deposits for a term equal to the relevant Accrual Period as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If the Trustee is unable to determine One Month LIBOR for an Accrual Period, the rate for such Accrual Period shall be One Month LIBOR as determined for the previous Accrual Period. Notwithstanding the foregoing, however, One-Month LIBOR for an Accrual Period shall not be based on One-Month LIBOR for the previous Accrual Period for three consecutive Accrual Periods. If, under the priorities described above, One-Month LIBOR for an Accrual Period would be based on One-Month LIBOR for the previous Accrual Period for the second consecutive Accrual Period, the Trustee shall select a comparable alternative index (over which the Trustee has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Servicer, reasonably acceptable to the Trustee and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) does not have any direct financial interest or any material indirect financial interest in the Servicer or in any Person known to a Responsible Officer of the Trustee to be an Affiliate thereof and (ii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

     ORIGINAL CLASS 1A PRINCIPAL BALANCE: $120,527,857.

     ORIGINAL CLASS 1A-1 PRINCIPAL BALANCE :$35,000,000.

     ORIGINAL CLASS 1A-2 PRINCIPAL BALANCE: $30,500,000.

     ORIGINAL CLASS 1A-3 PRINCIPAL BALANCE: $12,000,000.

     ORIGINAL CLASS 1A-4 PRINCIPAL BALANCE: $22,027,857.

     ORIGINAL CLASS 1A-5 PRINCIPAL BALANCE: $21,000,000.

     ORIGINAL CLASS 2A PRINCIPAL BALANCE: $179,472,143.

     ORIGINAL POOL PRINCIPAL BALANCE: $190,960,693.38, equal to the sum of the Original Sub-Pool 1 Principal Balance and the Original Sub-Pool 2 Principal Balance.

     ORIGINAL PRE-FUNDED AMOUNT: With respect to each Sub-Pool, the amount deposited by the Depositor in the related Pre-Funding Account on the Closing Date, which amount is $46,413,349 for Sub-Pool 1, and $69,619,200 for Sub-Pool 2.

     ORIGINAL SUB-POOL PRINCIPAL BALANCE: Either the Original Sub-Pool 1 Principal Balance or the Original Sub-Pool 2 Principal Balance, as applicable.

     ORIGINAL SUB-POOL 1 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool 1 Initial Mortgage Loans, which amount is equal to $75,270,504.81.

     ORIGINAL SUB-POOL 2 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool 2 Initial Mortgage Loans, which amount is equal to $115,690,188.57.

     OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of (i) the sum of (a) the related Sub-Pool Principal Balance, (b) the related Pre-Funded Amount and (c) the amount, if any, on deposit in the related Reserve Account as of the close of business on the last day of the related Due Period over (ii) the related Class A Principal Balance after giving effect to distributions of the related Class A Principal Remittance Amount for such Sub-Pool on such Remittance Date.

     OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling that the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

     PAYING AGENT: Initially, the Trustee, and thereafter, the Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 14.13 and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

     PERCENTAGE INTEREST: With respect to a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 or Class 2A Certificate, the portion of the Class evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equivalent to a fraction the numerator of which is the denomination represented by such Certificate and the denominator of which is the Original Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 or Class 2A Principal Balance, as applicable. With respect to the Class R Certificates, the portion of the Class evidenced by such Certificate as stated on the face thereof; provided, however, that no more than 100% Percentage Interests in the Class R Certificates shall be outstanding at any one time.

     PERIODIC RATE CAP: With respect to each Sub-Pool 2 Mortgage Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date, (i) with respect to the Sub-Pool 2 Mortgage Loans with a One-Year Treasury Index, to not more than two percentage points, and (ii) with respect to the Sub-Pool 2 Mortgage Loans with a Six-Month LIBOR Index (the "Six-Month LIBOR Loans"), to not more than one percentage point, or, with respect to the Six-Month LIBOR Loans which are subject to an adjustment after an initial twenty-four month period, increase to not more than two percentage points on the initial Adjustment Date only.

     PERIODIC PAYMENT: With respect to any Periodic Payment Loan, as of any date of determination, the scheduled payment of principal and/or interest required to be made by a Mortgagor as set forth in the related Mortgage Note.

     PERIODIC PAYMENT LOANS: Any Mortgage Loan that provided, on the date of origination, for Periodic Payments to be made every twenty-eight (28) days.

     PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

          (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof (in each case having maturities of less than 365 days), provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and Prime-1 by Moody's;

          (iii) deposits of any bank or savings and loan association, provided that the long-term unsecured debt obligations of such bank or savings and loan association have been rated Baa3 or better by Moody's or "BBB-" or better by S&P and which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

          (iv) commercial paper (having original maturities of not more than 180 days) or demand notes rated "A-1" or better by S&P and Prime-1 by Moody's and issued by an entity having a long-term rating of A2 or better by Moody's;

          (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and Aaa by Moody's; and

          (vi) investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

     PERMITTED TRANSFEREE: Any transferee of a Class R Certificate other than a Disqualified Organization or Non-United States Person.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Sub-Pool 1 Principal Balance and the Sub-Pool 2 Principal Balance.

     PREFERENCE AMOUNT: As defined in Section 6.06(b).

     PRE-FUNDED AMOUNT: With respect to each Sub-Pool and with respect to any Determination Date, the amount on deposit in the related Pre-Funding Account.

     PRE-FUNDING ACCOUNT: With respect to each Sub-Pool, the account established and maintained pursuant to Section 6.12. With respect to Sub-Pool 1, the Pre-Funding Account shall be known as the Sub-Pool 1 Pre-Funding Account and with respect to Sub-Pool 2, the Pre-Funding Account shall be known as the Sub-Pool 2 Pre-Funding Account.

     PREMIUM PERCENTAGE: With respect to each Sub-Pool and as of any Remittance Date, the percentage designated as such in the Insurance Agreement.

     PREPAYMENT ASSUMPTION: With respect to Sub-Pool 1, 2% per annum of the then outstanding principal balance of the Sub-Pool 1 Mortgage Loans in the first month of the life of the Sub-Pool 1 Mortgage Loans, and an additional 1.2% per annum in each month thereafter until the twenty-first month and in each month thereafter during the life of the Sub-Pool 1 Mortgage Loans, 26% per annum each month. With respect to Sub-Pool 2, an assumed constant rate of prepayment equal to 26% per annum.

     PRINCIPAL AND INTEREST ACCOUNT: With respect to each Sub-Pool, the principal and interest account established by the Servicer pursuant to Section
5.03. With respect to Sub-Pool 1, the Principal and Interest Account shall be known as the Sub-Pool 1 Principal and Interest Account and with respect to Sub-Pool 2, the Principal and Interest Account shall be known as the Sub-Pool 2 Principal and Interest Account.

     PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the Cut-off Date Principal Balance of such Mortgage Loan (or the principal balance outstanding as of the Subsequent Cut-off Date with respect to a Subsequent Mortgage Loan or as of the applicable substitution date with respect to a Qualified Substitute Mortgage Loan), after application of principal payments received on or before such Cutoff Date (or on or before such Subsequent Cut-off Date or substitution date), minus (without duplication) (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date and deposited in the related Principal and Interest Account pursuant to Section 5.03, and (b) all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds, the principal portion of any Periodic Payment deferred and subsequently forgiven and net income from any REO Property to the extent applied by the Servicer as recoveries of principal, which were distributed pursuant to Section 6.06 on any previous Remittance Date. The Principal Balance of any Liquidated Mortgage Loan in the month following the month in which such loan became a Liquidated Mortgage Loan is zero.

     PRINCIPAL PAYMENT TABLE: The table with respect to each Sub-Pool set forth as Exhibit P.

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

     PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the proposed schedule of mortgage loans or potential mortgage loans from which the majority of the Subsequent Mortgage Loans will be obtained, attached hereto as Exhibit R.

     PROSPECTUS: The prospectus and prospectus supplement, as supplemented, prepared by the Depositor in connection with the initial issuance and sale of the Class 1A and Class 2A Certificates.

     PURCHASE PRICE: As defined in Section 5.11.

     QUALIFIED MORTGAGE: "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

     QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.03, which,

          (A) with respect to any Sub-Pool 1 Mortgage Loan, (i) has a fixed mortgage interest rate of not less than (and not more than two percentage points higher than) the Mortgage Rate of the Deleted Mortgage Loan; (ii) relates to the same type of Mortgaged Property as the Deleted Mortgage Loan and has the same lien priority as the Deleted Mortgage Loan; (iii) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (iv) has a Loan-to-Value Ratio, or a Combined Loan-to-Value Ratio, as the case may be, no higher than that of the Deleted Mortgage Loan; (v) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (vi) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (vii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; and (viii) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(b), and

          (B) with respect to any Sub-Pool 2 Mortgage Loan, (i) has a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum

     Mortgage Rate of the Deleted Mortgage Loan, and has a Minimum Mortgage Rate no lower than (and not more than one percentage point higher than) the Minimum Mortgage Rate of the Deleted Mortgage Loan; (ii) has the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the Pool Stated Principal Balance of the Mortgage Loans as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iii) shall be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iv) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (v) has a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (viii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; (ix) has a Net Mortgage Rate (net of any portion of the interest on such Mortgage Loan that may be retained by the Depositor) within two percentage points of that of the Deleted Mortgage Loan; and (x) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(c).

     REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or greater than the related Principal Balance as of the date of liquidation) equal to the outstanding Principal Balance of such Mortgage Loan as of the date of liquidation minus that portion of Net Liquidation Proceeds actually distributed to Class A Certificateholders pursuant to Section 6.06(c) in respect of such Liquidated Mortgage Loan.

     RECORD DATE: The Business Day immediately preceding the related Remittance Date, with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month immediately preceding the month of the related Remittance Date, with respect to all other Classes of Certificates.

     REFERENCE BANKS: Such leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer or the Depositor with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed and (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.03(c) or 6.06(c).

     RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

     REMAINING NET EXCESS SPREAD: With respect to any Sub-Pool and for a particular Remittance Date, the Net Excess Spread for such Sub-Pool remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Sub-Pool.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and any related provisions and proposed, temporary and final Treasury regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on October 27, 1997.

     RENTS FROM REAL PROPERTY: With respect to any REO Property relating to a Multifamily Loan or Sub-Pool 1 Mixed Use Loan, gross income of the character described in Section 856(d) of the Code.

     REO DISPOSITION: The final sale of a Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure.

     REO PROPERTY: As defined in Section 5.10.

     REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and at any time, the overcollateralization amount required by the Certificate Insurer and set forth as the "Required Overcollateralization Amount" in the Insurance Agreement with respect to each Sub-Pool.

     REQUIRED PAYMENTS: With respect to any Sub-Pool and for a particular Remittance Date, the amount required to pay the Class A Interest Remittance Amount with respect to all Classes of Class A Certificates, the Class A Principal Remittance Amount with respect to all Classes of Class A Certificates, the related Annual Trustee Expense Amount and the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04.

     RESERVE ACCOUNT: With respect to each Sub-Pool, and if required by the Certificate Insurer, the Account established and maintained pursuant to Section 6.14, which must be an Eligible Account. With respect to Sub-Pool 1, the Reserve Account shall be known as the Sub-Pool 1 Reserve Account and with respect to Sub-Pool 2, the Reserve Account shall be known as the Sub-Pool 2 Reserve Account.

     RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a manufactured home.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or the Servicer, the President or any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, or any Secretary or Assistant Secretary, or any Treasurer or Assistant Treasurer.

     SERIES: 1997-3.

     SERVICER: Lee Servicing Company, a division of Superior Bank FSB, or any successor appointed as provided herein.

     SERVICER'S CERTIFICATE: As defined in Section 6.08.

     SERVICER'S MONTHLY REMITTANCE REPORT: A report prepared by the Servicer substantially in the form of Exhibit Q.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of an REO Property, (iv) compliance with the obligations under Sections 5.01(e), 5.02, 5.05, 5.07, 5.15 and Article XIII, which Servicing Advances are reimbursable to the Servicer to the extent provided in this Agreement and (v) in connection with the liquidation of a Sub-Pool 1 Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement in accordance with this Agreement. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Depositor and the Trustee no later than the Business Day following such determination.

     SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03. The Servicer's right to Servicing Compensation may be reduced as set forth in Section 6.10.

     SERVICING FEE: As to each Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property has become REO Property), the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed by multiplying (i) the principal balance on which interest accrues on the Mortgage Loan by (ii) the Servicing Fee Rate and by further multiplying the product thereof by (iii) a fraction, the numerator of which is the number of days in the period elapsed since the date to which interest was last paid by the Mortgagor or advanced by the Servicer and the denominator of which is the number of days in the annual period for which interest accrues on the related Mortgage Loan. The Servicing Fee is payable solely from the interest portion of (i) Monthly Payments, (ii) Liquidation Proceeds, (iii) Insurance Proceeds or (iv) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

     SERVICING FEE RATE: 0.65% per annum.

     SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished on the Closing Date to the Trustee and the Certificateholders by the Servicer, as such list may from time to time be amended.

     SINGLE FAMILY PROPERTY: A one- to four-family residential property individual condominium unit, manufactured home, or unit in a planned unit development.

     S&P: Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., or any successor thereto.

     SPECIAL POWER OF ATTORNEY: As defined in Section 2.04(f).

     STARTUP DAY: The day designated as such pursuant to Section 13.01.

     SUB-POOL: Either Sub-Pool 1 or Sub-Pool 2.

     SUB-POOL FACTOR: With respect to each Sub-Pool and as of any date of calculation, the related Sub-Pool Principal Balance after giving effect to the distributions to be made on the related Remittance Date as of such date divided by the sum of the Original Sub-Pool Principal Balance with respect to such Sub-Pool and the Principal Balances of all Subsequent Mortgage Loans with respect to such Sub-Pool as of the Subsequent Cut-off Date.

     SUB-POOL PRINCIPAL BALANCE: Either the Sub-Pool 1 Principal Balance or the Sub-Pool 2 Principal Balance.

     SUB-POOL 1: (i) the Sub-Pool 1 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool 1 or are deposited in the Sub-Pool 1 Certificate Account, Sub-Pool 1 Principal and Interest Account, Sub-Pool 1 Trustee Expense Account, Sub-Pool 1 Pre-Funding Account, Sub-Pool 1 Interest Coverage Account or Sub-Pool 1 Reserve Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool 1 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy,
(v) Liquidation Proceeds with respect to Sub-Pool 1 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool 1 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool 1 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool 1 Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool 1 Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool 1.

     SUB-POOL 1 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool 1.

     SUB-POOL 1 INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool 1.

     SUB-POOL 1 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool 1.

     SUB-POOL 1 MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Sub-Pool 1.

     SUB-POOL 1 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool 1.

     SUB-POOL 1 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool 1.

     SUB-POOL 1 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool 1 Mortgage Loans.

     SUB-POOL 1 RESERVE ACCOUNT: The Reserve Account with respect to Sub- Pool
1.

     SUB-POOL 1 SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 1 Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-

Pool 1 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool 1 Subsequent Transfer Instrument.

     SUB-POOL 1 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool 1 Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL 1 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Sub-Pool 1.

     SUB-POOL 2: (i) the Sub-Pool 2 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool 2 or are deposited in the Sub-Pool 2 Certificate Account, Sub-Pool 2 Principal and Interest Account, Sub-Pool 2 Trustee Expense Account, Sub-Pool 2 Pre-Funding Account, Sub-Pool 2 Interest Coverage Account, and Sub-Pool 2 Reserve Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool 2 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy,
(v) Liquidation Proceeds with respect to Sub-Pool 2 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool 2 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool 2 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool 2 Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool 2 Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool 2.

     SUB-POOL 2 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool 2.

     SUB-POOL 2 INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool 2.

     SUB-POOL 2 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool 2.

     SUB-POOL 2 MORTGAGE LOANS. The Mortgage Loans subject to this Agreement included in Sub-Pool 2.

     SUB-POOL 2 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool 2.

     SUB-POOL 2 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool 2.

     SUB-POOL 2 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool 2 Mortgage Loans.

     SUB-POOL 2 RESERVE ACCOUNT: The Reserve Account with respect to Sub- Pool
2.

     SUB-POOL 2 SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 2 Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool 2 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool 2 Subsequent Transfer Instrument.

     SUB-POOL 2 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool 2 Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL 2 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Sub-Pool 2.

     SUBORDINATED AMOUNT: With respect to each Sub-Pool, the amount set forth as such in the Insurance Agreement.

     SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(a) in respect of the qualification of a Subservicer.

     SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(a), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

     SUBSEQUENT CUT-OFF DATE: With respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trustee pursuant to a Subsequent Transfer Instrument, the close of Business on the day prior to the related Subsequent Transfer Date.

     SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 1 Subsequent Mortgage Loan or a Sub-Pool 2 Subsequent Mortgage Loan.

     SUBSEQUENT TRANSFER DATE: The date on which a Subsequent Mortgage Loan is transferred and assigned to the Trustee, which date shall be no later than November 21, 1997.

     SUBSEQUENT TRANSFER INSTRUMENT: A Sub-Pool 1 Subsequent Transfer Instrument or a Sub-Pool 2 Subsequent Transfer Instrument.

     SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans.

     TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions).

     TAX MATTERS PERSON RESIDUAL INTEREST CERTIFICATE: The interest in the Class R Certificates held by the Tax Matters Person pursuant to Section 13.01(c).

     TAX RETURN: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund REMIC, due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

     TELERATE PAGE 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the page on that service for the purpose of displaying comparable rates or prices).

     TERMINATION PRICE: As defined in Section 11.01.

     TRANSFER AFFIDAVIT: As defined in Section 4.02(c)(ii).

     TRANSFER CERTIFICATE: As defined in Section 4.02(c)(ii).

     TRIGGER EVENT: With respect to Sub-Pool 1, a trigger event shall occur if
(i) with respect to any Determination Date occurring prior to August 2002, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $10,119,229 or (ii) with respect to any Determination Date occurring prior to August 2007, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $13,492,305.71.

     With respect to Sub-Pool 2, a trigger event shall occur if (i) with respect to any Determination Date occurring prior to August 2002, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $11,518,831.59 or (ii) with respect to any Determination Date occurring prior to August 2007, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $15,358,442.12.

     TRUST: AFC Mortgage Loan Asset Backed Certificates, Series 1997-3.

     TRUST FUND: Collectively, Sub-Pool 1 and Sub-Pool 2.

     TRUST FUND REMIC: The Trust Fund, exclusive of the Interest Coverage Accounts established pursuant to Section 6.13.

     TRUSTEE: LaSalle National Bank, or its successor in interest, or any successor trustee appointed as herein provided.

     TRUSTEE EXPENSE ACCOUNT: With respect to each Sub-Pool, the account established and maintained by the Trustee in accordance with Section 6.03. With respect to Sub-Pool 1, the Trustee Expense Account shall be known as the Sub-Pool 1 Trustee Expense Account and with respect to Sub-Pool 2, the Trustee Expense Account shall be known as the Sub-Pool 2 Trustee Expense Account.

     TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or the Custodian pursuant to Section 2.04.

     UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in the regulations) , or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

     UNRECOVERED CLASS A PORTION: With respect to either the Class 1A or the Class 2A Certificates and any Remittance Date, the excess, if any, of (A) the related Class 1A or Class 2A Principal Balance minus the sum of (i) all amounts (excluding that portion of Insured Payments with respect to the related Sub-Pool, if any, to be made in respect of principal) to be distributed to the related Class 1A or Class 2A Certificateholders in respect of principal on such Remittance Date on account of amounts described in clauses (c)(i) through
(c)(iii), inclusive, and clauses (c)(v) (to the extent the amount in clause
(c)(v) represents a right to receive principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (ii) all other amounts to be distributed to the related Class 1A or Class 2A Certificateholders constituting Additional Principal to the extent necessary to reach the Required Overcollateralization Amount for the related Sub-Pool on such Remittance Date, and (iii) all amounts distributed to the related Class 1A or Class 2A Certificateholders as a mandatory prepayment pursuant to the last paragraph of Section 6.06(c) (only on the Remittance Date occurring on November 25, 1997), over (B) the sum of (i) the related Sub-Pool Principal Balance plus (ii) the related Pre-Funded Amount minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the related Principal and Interest Account pursuant to Section 5.03, and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property with respect to Mortgage Loans with respect to the related Sub-Pool to the extent applied by the Servicer as recoveries of principal in respect of the related Mortgage Loans, which will be distributed to the related Class 1A or Class 2A Certificateholders pursuant to Section 6.06 on such Remittance Date, plus (y) the aggregate of, as to each related Mortgage Loan which became a Liquidated Mortgage Loan during the related Due Period, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (i) the Principal Balance of such Liquidated Mortgage Loan over (ii) the principal portion of the related Net Liquidation Proceeds included in item (b)(iii) of the definition of Class A Principal Remittance Amount that will actually be distributed to the related Class 1A or Class 2A Certificateholders on such Remittance Date, pursuant to Sections 6.06(c)(A)(X)(vii) through (xi) and 6.06(c)(A)(Y)(vii) through (xi) with respect to Sub-Pool 1 and Sections 6.06(c)(B)(X)(ii) and 6.06(c)(B)(Y)(ii) with respect to Sub-Pool 2.

     VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, 100% of all of the Voting Rights with respect to Sub-Pool 1 shall be allocated among Holders of Class 1A-1 Certificates, Class 1A-2 Certificates, Class 1A-3 Certificates, Class 1A-4 Certificates and Class 1A-5 Certificates in the proportion that the related Class Principal Balance bears to the sum of the Class 1A-1 Principal Balance, the Class 1A-2 Principal Balance, the Class 1A-3 Principal Balance, the Class 1A-4 Principal Balance and the Class 1A-5 Principal Balance on such date, and allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. As of any date of determination, 100% of all of the Voting Rights with respect to Sub-Pool 2 shall be allocated among Holders of Class 2A Certificates in accordance with their respective Percentage Interests.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

     Section 2.01 Sale and Conveyance of Trust Fund; Priority and Subordination of Ownership Interests.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey without recourse to the Trustee, but subject to the subordination described below in this Section and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Sub-Pool 1 and Sub-Pool 2 Mortgage Loans, together with any amounts due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

     (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Principal and Interest Accounts and the Certificate Accounts from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

     Section 2.02 Possession of Mortgage Files.

     (a) Upon the issuance of the Certificates, and upon delivery of each Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee for the benefit of the Certificateholders.

     (b) Pursuant to Section 2.04, the Depositor has delivered or caused to be delivered to the Trustee or the Custodian each Trustee's Mortgage File with respect to the Initial Mortgage Loans.

     Section 2.03 Books and Records.

     The sale of each Mortgage Loan shall be reflected on the Depositor's balance sheets and other financial statements as a sale of assets by the Depositor. The Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

     Section 2.04 Delivery of Mortgage Loan Documents.

     The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, the Certificate Insurance Policy and each of the following documents for each Initial Mortgage Loan. The Depositor, contemporaneously with delivery of a Subsequent Transfer Instrument, shall deliver or cause to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, each of the following documents for each related Subsequent Mortgage Loan.

     (a) The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof, "Pay to the order of _____________________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3,] without recourse" and signed, by facsimile or manual signature, by such last endorsee.

     (b) Either: (i) the original Mortgage, with evidence of recording thereon,
(ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

     (c) Either: (i) (A) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (B) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (ii) if an original Assignment of Mortgage has not yet been provided in accordance with clause (i), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (iii) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

     (d) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same and, with respect to a Manufactured Home Loan, a manufactured housing unit (American Land Title

Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in such title policy;

     (e) Either: (i) originals of all intervening assignments, if any, showing a complete chain of assignment from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost;

     (f) Either: (i) the original assumption agreement and/or modification agreement, if any, with evidence of recording thereon, or (ii) if the original of such agreement has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such assumption and modification agreement submitted for recording, or (iii) a copy of an original assumption and modification agreement, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original recorded assumption or modification agreement has been lost; and

     Within 45 days after the Closing Date, with respect to each Multifamily Loan and Sub-Pool 1 Mixed Use Loan, (i) if such item is a document separate from the Mortgage either (A) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for recording; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or
(B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either, (A) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (B) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy, or the secured party's carbon copy with the debtor's signature of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

     Within 45 days after the Closing Date, the Servicer shall have completed each Assignment of Mortgage and Assignment of Leases, if any, originally assigned in blank to "LaSalle National Bank, as Trustee, under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3" and, within such period (or if later, within 30 days after its receipt of the original recorded Mortgage and intervening assignment), shall have submitted each such Assignment of Mortgage to the appropriate public recording office for recording; provided however, that the Servicer shall not be required to submit an Assignment of Mortgage for recording with respect to a Mortgaged Property, where, in the Opinion of Counsel to the Depositor (which opinion shall be delivered to the Certificate Insurer within the 45-day or 30-day period, as applicable, specified herein), such recordation of the Assignment of Mortgage is not required (i) to effect the sale and conveyance of the Mortgage Loan by the Depositor to LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, pursuant to and as provided in Section 2.01 or the granting and perfecting of the security interest in the Mortgage Loan pursuant to and as provided in Section 14.15 or (ii) to defeat any ownership, security interest or other adverse claim to the Mortgage Loan by any creditor of the Depositor or by any purported transferee of such Mortgage Loan in a purported transfer thereof by the Depositor subsequent to such sale and conveyance. Any such Assignment of Mortgage that is not required to be recorded pursuant to this paragraph shall be delivered by the Depositor to the Trustee within such 45-day period. Each such Assignment of Mortgage delivered by the Depositor to the Trustee shall, subject to receipt of the original recorded Mortgage as described above, be in recordable form. Within such 45-day period, the Depositor also shall deliver to the Trustee an original executed power of attorney ("Special Power of Attorney"), substantially in the form of Exhibit K, with respect to the Assignments of Mortgage that are not required to be recorded under this paragraph, authorizing the Trustee to record the Assignments of Mortgage if necessary or advisable to protect the interests of the Certificateholders and the Certificate Insurer. Pursuant to such power of attorney, the Trustee also may execute a new Assignment of Mortgage for any Mortgage Loan if the original Assignment of Mortgage delivered by the Depositor to the Trustee is not in recordable form at such time as the Assignment of Mortgage is to be recorded by the Trustee.

     Within 45 days after the Closing Date, the Servicer shall complete any UCC-2 or UCC-3 financing statements with respect to the Multifamily Loans and Mixed Use Loans, such that the assignee of creditor is listed as "LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3." The Depositor shall no later than ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Trustee or the
Custodian: (a) the original recorded Mortgage in those instances where a copy thereof certified by the Depositor was delivered to the Trustee or the Custodian; (b) the original recorded Assignment of Mortgage from the Depositor to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator to the Trustee in those instances where copies thereof certified by the Depositor were delivered to the Trustee or the Custodian; (c) the title insurance policy required in clause (d) above; (d) the original recorded assumption and modification agreement in those instances in which a copy was delivered; (e) the original Assignment of Leases in those instances in which a copy was delivered and (f) the copy of the UCC-1 financing statement and any related continuation statements with evidence of filing thereon returned from the recording office if a copy was previously delivered as set forth in clause (iv)(B) in the second preceding paragraph. Notwithstanding anything to the contrary contained in this
Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee or the Custodian of a copy of such Mortgage, Assignment of Mortgage or intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Depositor may forward or cause to be forwarded to the Trustee or the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Trustee or the Custodian as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

     All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Depositor.

     Section 2.05 Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by Trustee.

     (a) The Trustee agrees to execute and deliver on the Closing Date and on each Subsequent Transfer Date an acknowledgment of receipt (or if a Custodian has been appointed, a receipt by the Custodian) of, for each Mortgage Loan transferred and assigned to the Trustee on such date, the items listed in Section 2.04 (a) through (f) above, in the form attached as Exhibit F, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee or the Custodian, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review (or cause to be reviewed) each Trustee's Mortgage File within 45 days after the Closing Date (or, with respect to any Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, within 45 days after the receipt by the Trustee or Custodian thereof) and to deliver to the Depositor, the Servicer and the Certificate Insurer a certification in the form attached hereto as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification) and except as noted therein, (i) all documents required to be delivered to it pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) above), (ii) any and all documents delivered by the Depositor pursuant to Section 2.04 above have been reviewed by it or the Custodian on its behalf and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor) and relate to such Mortgage Loan, (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File and
(iv) each Mortgage Note has been endorsed as provided in Section 2.04 above. The Trustee or Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Trustee shall deliver (or cause to be delivered by the Custodian, if any) to the Servicer, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G covering both the Initial Mortgage Loans and all Subsequent Mortgage Loans evidencing the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(f) above). Following delivery of the Final Certification, the Trustee shall (or cause the Custodian to) provide to the Certificate Insurer, the Depositor and the Servicer no less frequently than quarterly, and the Servicer shall provide to the Certificate Insurer, no less frequently than quarterly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

     (b) If the Certificate Insurer, the Trustee or the Custodian, if any, on the Trustee's behalf during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 above or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee, the Certificate Insurer or the Custodian (pursuant to the Custodial Agreement), as applicable, shall promptly so notify the Servicer, the Depositor, the Certificate Insurer, the Custodian and the Trustee. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 above (other than the items listed in Section 2.04(f) above) have been received and further confirming that any and all documents delivered pursuant to such Section 2.04 have been executed and relate to the Mortgage Loans identified in the related Mortgage Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Trustee's Mortgage File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's or Custodian's notice to it respecting such defect the Depositor has not remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, the Depositor will on the Determination Date next succeeding the end of such 60 day period (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Principal and Interest Account (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the related Principal and Interest Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date). For purposes of calculating the Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section
2.05 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the related Principal and Interest Account (which certification shall be in the form of Exhibit I), the Trustee shall release (or cause to be released) to the Servicer for release to the Depositor the related Trustee's Mortgage File and shall execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Mortgage Loan to the Depositor.

     On the Remittance Date in January of each year, the Trustee or the Custodian, if any, shall deliver to the Depositor, the Servicer and the Certificate Insurer a certification detailing all releases with respect to the Mortgage Loans for which the Trustee or the Custodian holds a Trustee's Mortgage File pursuant to this Agreement. Such certification shall be limited to a list of all Trustee's Mortgage Files which were released by or returned to the Trustee or the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the Person to whom the Trustee's Mortgage File was released and the Person who returned the Trustee's Mortgage File.

     Section 2.06  [Reserved].

     Section 2.07  Execution of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Trustee's Mortgage Files to it and, concurrently with such delivery, has executed and caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of the Trust Fund, Certificates in Authorized Denominations evidencing the entire ownership of the Trust Fund.

     Section 2.08  Fees and Expenses of the Trustee.

     Subject to Section 12.05 hereof, the fees and expenses of the Trustee hereunder including (i) the annual fees of the Trustee, payable annually in advance beginning on the Closing Date and on each anniversary thereof, (ii) any other fees, expenses, disbursements and advances to which the Trustee is entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the related Trustee Expense Account pursuant to Section 6.03, shall be paid from the related Trustee Expense Account in the manner set forth in
Section 6.03; provided, however, that the Depositor shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The fees due to the Trustee on the Closing Date pursuant to Section 2.08(i) above shall be paid by the Depositor on the Closing Date from its own funds.

     Section 2.09  Application of Principal and Interest.

     In the event that Net Liquidation Proceeds or Insurance Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided or if the related Mortgaged Property has become an REO Property, first to interest accrued at the related Mortgage Rate and then to principal.

     Section 2.10  Conveyance of the Subsequent Mortgage Loans.

     (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the related Pre-Funding Account with respect to the related Sub-Pool, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trustee but subject to the subordination described above in Section 2.01(b) above and the other terms and provisions of this Agreement all of the right, title and interest of the Depositor in and to (i) the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument, delivered by the Depositor on such Subsequent Transfer Date, excepting the Depositor's Yield, (ii) principal received and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 above and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal (including Prepayments, Curtailments and Excess Payments) received and interest accruing on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Depositor to the Trust Fund.

     The purchase price paid by the Trustee from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. This Agreement shall constitute a fixed-price purchase contract in accordance with
Section 860G(a)(3)(A)(ii) of the Code.

     (b) The Depositor shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in Section
2.10 (a) above, and the Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

          (i) except with respect to the first conveyance of Subsequent Mortgage Loans to the Trustee, the Depositor shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall have provided any information reasonably requested by the Trustee or the Certificate Insurer with respect to the Subsequent Mortgage Loans;

          (ii) the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

          (iii) as of each Subsequent Transfer Date, the Depositor shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

          (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

          (v) the Funding Period shall not have terminated;

          (vi) the Depositor shall have delivered to the Trustee an Officer's Certificate, substantially in the form of Exhibit V, confirming the satisfaction of each condition precedent and representations specified in this Section 2.10(b), and Section 2.10(c) with respect to Sub-Pool 1, and
     Section 2.10(d) with respect to Sub-Pool 2 below in the related Subsequent Transfer Instrument;

          (vii) the Depositor shall have delivered to the Trustee and the Certificate Insurer Opinions of Counsel addressed to the Certificate Insurer, Moody's, S&P and the Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Closing Date regarding certain bankruptcy and corporate matters; and

          (viii) the Trustee shall have delivered to the Certificate Insurer and the Depositor an Opinion of Counsel addressed to the Depositor, Moody's, S&P and the Certificate Insurer with respect to the Subsequent Transfer Instrument substantially in the form of the Opinion of Counsel delivered to the Certificate Insurer and the Depositor on the Closing Date regarding certain corporate matters relating to the Trustee.

     (c) Any conveyance of Sub-Pool 1 Subsequent Mortgage Loans on a Sub-Pool 1 Subsequent Transfer Date is subject to the following representations and warranties of the Depositor: (i) each Sub-Pool 1 Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Sub-Pool 1 Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date, the Sub-Pool 1 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 60 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Mortgage Rate not less than 8.50%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Sub-Pool 1" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Combined Loan-to-Value Ratio greater than 91%; and (H) such Subsequent Mortgage Loans will have (1) as of the end of the Sub-Pool 1 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in January 1998. In addition, following the purchase of any Sub-Pool 1 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool 1 Mortgage Loans (including the Sub-Pool 1 Subsequent Mortgage Loans) as of the end of the Sub-Pool 1 Funding Period will: (i) have a weighted average Mortgage Rate of at least 10.96%; (ii) have a weighted average remaining term to stated maturity of not more than 275 months and not less than 180 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 83%; (iv) have not in excess of 50% by aggregate principal balance of Sub-Pool 1 Mortgage Loans that are Balloon Mortgage Loans; (v) have no Sub-Pool

1 Mortgage Loan with a principal balance in excess of $850,000; (vi) not have in excess of 15% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 4% by aggregate principal balance of Sub-Pool 1 Mortgage Loans; (viii) not have in excess of 5% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Mortgaged Properties that are condominiums; (ix) have at least 74% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties (including units in planned unit developments); (x) not have in excess of 10% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Multifamily Properties and Mixed Use Properties; (xi) not have in excess of 5% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Manufactured Homes; and (xii) not have in excess of 10% by aggregate principal balance of Sub-Pool 1 Mortgage Loans that are Periodic Payment Loans. The Certificate Insurer may, in its reasonable discretion, reject for purchase by the Trust Fund a proposed Sub-Pool 1 Subsequent Mortgage Loan which the Certificate Insurer reasonably believes would adversely affect the interests of the Certificateholders or the Certificate Insurer in the Mortgage Pool if included therein; provided that the Certificate Insurer may, in its reasonable discretion, choose to accept such proposed Sub-Pool 1 Mortgage Loan for purchase upon the Depositor depositing an amount determined by the Certificate Insurer in the Reserve Account with respect to such proposed Sub-Pool 1 Subsequent Mortgage Loan. In the sole discretion of the Certificate Insurer, Sub-Pool 1 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Mortgage Loans will not materially affect the aggregate characteristics of Sub-Pool 1.

     (d) Any conveyance of Sub-Pool 2 Subsequent Mortgage Loans on a Sub-Pool 2 Subsequent Transfer Date is subject to the following representations and warranties of the Depositor: (i) each Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Sub-Pool 2 Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date the Sub-Pool 2 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Sub-Pool 2 Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Sub-Pool 2 Subsequent Cut-off Date;
(B) the original term to maturity of such Sub-Pool 2 Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Gross Margin not less than 2.75%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Sub-Pool 2" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 91%; (H) such subsequent Mortgage Loan will have a Maximum Mortgage Rate not less than 13.50% and (I) such Subsequent Mortgage Loans will have (1) as of the end of the Sub-Pool 2 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in January 1998. In addition, following the purchase of any Sub-Pool 2 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool 2 Mortgage Loans (including the Sub-Pool 2 Subsequent Mortgage Loans) as of the end of the Sub-Pool 2 Funding Period will:
(i) have a weighted average Gross Margin of at least 5.27% and a weighted average coupon of at least 9.47%; (ii) have a weighted average remaining term to stated maturity of not more than 356 months and not less than 348 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 83%; (iv) have no Sub-Pool 2 Mortgage Loan with a principal balance in excess of $850,000; (v) not have in excess of 10% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool 2 Mortgage Loans; (vii) not have in excess of 6% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by Mortgaged Properties that are condominiums; (viii) have at least 76% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties (including units in de minimis planned unit developments); (ix) will not be secured by Multifamily Properties; (x) will not be secured by Mixed Use Properties and (xi) not have in excess of 5% by aggregate principal balance of the Sub-Pool 2 Mortgage Loans secured by Manufactured Homes. The Certificate Insurer may, in its reasonable discretion, reject for purchase by the Trust Fund a proposed Sub-Pool 2 Subsequent Mortgage Loan which the Certificate Insurer reasonably believes would adversely affect the interests of the Certificateholders or the Certificate Insurer in the Mortgage Pool if included therein; provided that the Certificate Insurer may, in its reasonable discretion, choose to accept such proposed Sub-Pool 2 Mortgage Loan for purchase upon the Depositor depositing an amount determined by the Certificate Insurer in the Reserve Account with respect to such proposed Sub-Pool 2 Subsequent Mortgage Loan. In the sole discretion of the Certificate Insurer, Sub-Pool 2 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Sub-Pool 2 Mortgage Loans will not materially affect the aggregate characteristics of Sub-Pool 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01  Representations of the Depositor.

     The Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

     (a) The Depositor is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Depositor and perform its obligations as Depositor hereunder; the Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Depositor and the performance by the Depositor of its obligations as Depositor or Servicer under this Agreement and such of the other documents to which it is a party;

     (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Depositor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject;

     (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Depositor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or in any material liability on the part of the Depositor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Depositor contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement;

     (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (g) Upon the receipt of each Trustee's Mortgage File by the Trustee under this Agreement, the Trustee will have good title on behalf of the Trust Fund to each Mortgage Loan (other than the Depositor's Yield and amounts received on or after the Cut-off Date in the case of Initial Mortgage Loans or on or after a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date or prior to the Subsequent Cut-off Date, as the case may be) and such other items comprising the corpus of the Trust Fund free and clear of any lien (other than liens which will be simultaneously released);

     (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

     (i) The origination and collection practices used by the Depositor with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the first and second mortgage origination and servicing business with respect to Sub-Pool 1, and legal, proper, prudent and customary in the first mortgage origination and servicing business with respect to Sub-Pool 2; and

     (j) Considering the size of each Pre-Funding Account and the frequency of prepayments, defaults, "fall-out" due to the borrower choosing another lender or exercising its right of rescission, defective documentation and other circumstances that would disqualify a mortgage loan from being purchased as a Subsequent Mortgage Loan hereunder, the mortgage loans listed on each Proposed Subsequent Mortgage Loan Schedule do not represent an unreasonably large pool of mortgage loans from which to obtain the majority of the related Subsequent Mortgage Loans.

     Section 3.02  Individual Mortgage Loans.

     (a) With respect to the Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Initial Mortgage Loan, as of the Closing Date, and with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) and 2.10(d) above and modified to the extent stated therein in the case of Subsequent Mortgage Loans:

          (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

          (ii) All of the original or certified documentation required to be delivered by the Depositor to the Trustee or to the Custodian on the Closing Date or a Subsequent Transfer Date or as otherwise provided in
     Section 2.04 above has or will be so delivered as provided;

          (iii) Each Mortgaged Property is improved by a Single Family Property, Multifamily Property or Mixed Use Property, which, to the best of the Depositor's knowledge, does not include cooperatives and does not constitute other than real property under state law;

          (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

          (v) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the Depositor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others;

          (vi) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

          (vii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (viii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(a)(x) below;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

          (x) With respect to each Mortgage Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement or a manufactured housing unit (American Land Title Association 7) endorsement (stating that the insurer agrees that the related manufactured housing unit is included with the term "land" when used in the title policy), if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record with respect to Sub-Pool 1, or a valid first mortgage lien of record with respect to Sub-Pool 2, on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(a)(v) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. With respect to each Mortgage Loan, the mortgagee is the sole named insured of such mortgage title insurance policy, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the mortgagee, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

          (xi) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08;

          (xii) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08, if and to the extent required by such Section 5.07 or 5.08;

          (xiii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

          (xiv) The Depositor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

          (xv) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Certificateholders and which has been or will be delivered to the Trustee or the Custodian. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Depositor (or, subject to Section 2.04 above, are in the process of being recorded, or are, in the Opinion of Counsel to the Depositor, not required to be recorded);

          (xvi) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

          (xvii) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xviii) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (xix) To the best of the Depositor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

          (xx) To the best of the Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Depositor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (xxi) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

          (xxii) Except with respect to certain of the Multifamily Loans and Mixed Use Loans, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in the case of such Multifamily Loans and Mixed Use Loans, the related Assignment of Leases and UCC financing statements, if any.

          (xxiii) No Mortgage Loan was originated under a buydown plan;

          (xxiv) There is no obligation on the part of the Depositor or any other party to make payments in addition to those made by the Mortgagor;

          (xxv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xxvi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature. No Mortgage Loan provides for negative amortization. Except with respect to certain of the Periodic Payment Loans, no Mortgage Loan provides for deferred interest. No Sub-Pool 2 Mortgage Loan requires or permits the Mortgagor to convert the Mortgage Rate to a fixed rate;

          (xxvii) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

          (xxviii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (xix) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

          (xxx) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

          (xxxi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Depositor has waived any default, breach, violation or event of acceleration;

          (xxxii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

          (xxxiii) All amounts received after the Cut-off Date with respect to the Mortgage Loans (other than the Depositor's Yield and amounts in respect of interest accrued on the Mortgage Loans on or prior to the Cut-off Date) have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account;

          (xxxiv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus;

          (xxxv) The Mortgage Loans were not selected by the Depositor for inclusion in the Trust Fund on any basis intended to adversely affect the Trust Fund;

          (xxxvi) A full appraisal was performed in connection with each Mortgaged Property;

          (xxxvii) As of the Cut-off Date, the Depositor does not know or have reason to know of any circumstances that would cause any Mortgagor to default under its Mortgage Loan or the related Mortgage Note;

          (xxxviii) As of the Cut-Off Date, with respect to any Mortgaged Property, the Depositor has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in CERCLA, or other federal, state or local environmental legislation; and

          (xxxix) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage") (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due on owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) if the Mortgaged Property is owner-occupied, the Mortgaged Property is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (v) the beneficiary is obligated to make payments under the Note and will have personal liability for deficiency judgments to the extent permitted by law; (vi) the Land Trust Mortgages were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement, nor any agreement between or amongst the beneficiaries of any one land trust; (vii) the Land Trust Mortgages are the first (or in the case of Sub-Pool 1, first or second) liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller; and the beneficial interest, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest has not been pledged as security for any other debt; and the land trust trustee is forbidden, pursuant to a written agreement between the land trust trustee and the Mortgagee, from using the land trust property, or any part, as security for any other debt until the expiration date of its respective Note; and (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, the Principal Balance of Land Trust Mortgage Loans with related Mortgaged Properties subject to land trusts does not exceed 20% of the Original Pool Principal Balance.

          (xl) As of the Cut-off Date, no more than 5% of the Original Pool Principal Balance are Mortgage Properties located in Maryland subject to ground leases.

          (xli) As of the Cut-off Date, no payment on any FNMA Loan was delinquent 60 or more days (three or more payments missed) during the twelve month period prior to the Cut-off Date.

          (xlii) Each of the Manufactured Homes is a "single residence" which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

     (b) With respect to the Sub-Pool 1 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Sub-Pool 1 Initial Mortgage Loan, as of the Closing Date, and with respect to each Sub-Pool 1 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) above and modified to the extent stated therein in the case of Sub-Pool 1 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Sub-Pool 1 Principal Balance" shall mean the Original Sub-Pool 1 Principal Balance plus the aggregate principal balance of the Sub-Pool 1 Subsequent Mortgage Loans as of the end of the Funding Period:

          (i) The Mortgage Note related to each Mortgage Loan bears a fixed Mortgage Rate;

          (ii) Approximately 35.23% of the Original Sub-Pool 1 Principal Balance are balloon loans which provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. All of such balloon loans provide for Monthly Payments based on either a 25-year or 30-year amortization schedule with a final balloon payment at the end of the 15th year. Mortgage Loans constituting approximately 5.40% of the Original Sub-Pool 1 Principal Balance are Periodic Payment Loans. Mortgage Loans constituting approximately 4.73% of the Original Sub-Pool 1 Principal Balance are Periodic Payment Loans which provide that the related Mortgagor may, at its option, defer the principal portion of any or all of 26 Periodic Payments due thereunder. Approximately 4.60% of the Original Sub-Pool 1 Principal Balance are Periodic Payment Loans which provide that the related Mortgagor may, at its option, defer the first Periodic Payment or the first and the second Periodic Payment due thereon together with interest accrued from the date of origination to the date the first or second Periodic Payment, as the case may be, is due and, under certain limited circumstances, the interest portion of such payment will be forgiven on the final maturity date of the Mortgage Note. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date.

          (iii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iv) No more than approximately 0.76% of the Original Sub-Pool 1 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (v) Approximately 92.25% of the Original Sub-Pool 1 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, and approximately 93.28% of the Original Sub-Pool 1 Principal Balance is secured by Owner-Occupied Mortgaged Property;

          (vi) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly; with respect to substantially all of the Mortgage Loans secured by a second priority lien, at the time of the origination of the Mortgage Loan the related First Lien was at least 12 months old and at least 11 Monthly Payments had been made by the Mortgagor;

          (vii) Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

          (viii) With respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the CLTV for the Mortgage Loan is based on the maximum amount of negative amortization or deferred interest possible under such First Lien;

          (ix) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment, except if the CLTV does not exceed 55%;

          (x) Approximately 73.59% of the Original Sub-Pool 1 Principal Balance was originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (xi) The Mortgage Rate as of the Cut-off Date is not less than approximately 8.58% and not more than approximately 17.90%;

          (xii) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed). Six Mortgage Loans secured by Single Family Properties have been 30 days delinquent (two payments missed) on one occasion prior to the Cut-Off Date; and

          (xiii) Approximately 78.65% of the Original Sub-Pool 1 Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 0.23% of the Original Sub-Pool 1 Principal Balance is secured by units in condominiums. Approximately 2.72% of the Original Sub-Pool 1 Principal Balance is secured by Manufactured Homes. No more than approximately 11.21% of the Original Sub-Pool 1 Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 1.57% of the Original Sub-Pool 1 Principal Balance is secured by units in a planned unit development. Approximately 3.52% of the Original Sub-Pool 1 Principal Balance is secured by Multifamily Properties, and no more than approximately 2.10% of the Original Sub-Pool 1 Principal Balance is secured by Mixed Use Properties.

     (c) With respect to the Sub-Pool 2 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Sub-Pool 2 Initial Mortgage Loan, as of the Closing Date, and with respect to each Sub-Pool 2 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(d) above and modified to the extent stated therein in the case of Sub-Pool 2 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Sub-Pool 2 Principal Balance" shall mean the Original Sub-Pool 2 Principal Balance plus the aggregate principal balance of the Sub-Pool 2 Subsequent Mortgage Loans as of the end of the Funding Period:

          (i) None of the Mortgage Loans are balloon loans. Approximately 18.71% of the Original Sub-Pool 2 Principal Balance is subject to a One Year Treasury Index, and approximately 81.29% of the Original Sub-Pool 2 Principal Balance is subject to a Six-Month LIBOR Index. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the related Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. Under each Mortgage Note, interest is payable in arrears. The Mortgage Loans have a Mortgage Rate subject to annual or semiannual adjustment after an initial six-month, twenty-four month or sixty month period. Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of [360] months;

          (ii) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iii) No more than approximately 1.19% of the Original Sub-Pool 2 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (iv) 96.74% of the Original Sub-Pool 2 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, and approximately 96.83% of the Original Sub-Pool 2 Principal Balance is secured by Owner Occupied Mortgaged Property;

          (v) Approximately 83.03% of the Original Sub-Pool 2 Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 2.07% of the Original Sub-Pool 2 Principal Balance is secured by units in condominiums. No more than approximately 11.75% of the Original Sub-Pool 2 Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 2.34% of the Original Sub-Pool 2 Principal Balance is secured by units in planned unit developments. Approximately 0.81% of the Original Sub-Pool 2 Principal Balance is secured by Manufactured Homes. Approximately 13.40% of the Original Sub-Pool 2 Principal Balance is secured by investor properties. None of the Sub-Pool 2 Mortgage Loans are secured by Multifamily Properties or Mixed Use Properties.

          (vi) With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Depositor at the time of origination of such Mortgage Loan;

          (vii) The Gross Margins on the Mortgage Loans range from approximately 2.750% to 9.000% and the weighted average Gross Margin as of the Cut-off Date is approximately 5.731%;

          (viii) Approximately 60.02% of the Original Sub-Pool 2 Principal Balance were originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (ix) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date range from 6.750% per annum to 13.875% and the weighted average Mortgage Rate as of the Cut-off Date is 10.026% per annum;

          (x) Each Mortgage Loan that was originated on or after November 27, 1991 has an initial or next Adjustment Date no later than September 1, 1999;

          (xi) Each Mortgage Loan bears interest based on a 360-day year consisting of twelve 30-day months; and

          (xii) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed). Five Mortgage Loans secured by Single Family Properties have been 30 days delinquent (two payments missed) on one occasion prior to the Cut-off Date.

     Section 3.03  Purchase and Substitution.

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 above with respect to the related Sub-Pool shall survive the transfer and assignment of the Mortgage Loans to the Trustee and delivery of the Certificates to the Certificateholders. Upon discovery by the Depositor, the Servicer, any Subservicer, the Custodian, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Depositor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Depositor shall either (a) within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects, or (b) on the Determination Date next succeeding the end of the 60 day period described in clause (a), either (1) purchase such Mortgage Loan, in the manner and at the price specified in Section 2.05(b) above or (2) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Depositor delivers to the Trustee and the Certificate Insurer an Opinion of Counsel that such substitution would not constitute a prohibited transaction under the REMIC Provisions or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time any Certificates are outstanding. Any such substitution shall be accompanied by payment by the Depositor of the Substitution Adjustment, if any, to be deposited in the related Principal and Interest Account. For purposes of calculating the related Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section 3.03 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     As to any Deleted Mortgage Loan for which the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

     The Servicer shall deposit in the related Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Depositor. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Depositor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. The Servicer shall promptly deliver to the Trustee a copy of the related amended Mortgage Loan Schedule. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02 above. On the date of such substitution, the Depositor will remit to the Servicer, and the Servicer will deposit into the related Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

     It is understood and agreed that the obligations of the Depositor set forth in Sections 2.05 and 3.03 above to cure, purchase or substitute for a defective Mortgage Loan as provided in such Sections 2.05 and 3.03 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties.

     Any cause of action against the Depositor relating to or arising out of a defect in a Trustee's Mortgage File as contemplated by Section 2.05 above or the breach of any representations and warranties made in Sections 3.01 or 3.02 above shall accrue as to any Mortgage Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Depositor or notice thereof by the Depositor to the Trustee, (ii) failure by the Depositor to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and
(iii) demand upon the Depositor by the Trustee for all amounts payable in respect of such Mortgage Loan.

     Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is reasonably foreseeable, no purchase or substitution pursuant to Section 2.05(b) above or this Section 3.03 shall be made unless the Depositor provides to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund REMIC, as defined in Section 860F of the Code, or a tax on contributions to the Trust Fund REMIC, under the REMIC Provisions, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with such Sections 2.05 and 3.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee of an Opinion of Counsel to the effect that such purchase or substitution will not result in any of the events described in clauses (i) and (ii) of the preceding sentence. The Trustee shall give prompt written notice to Moody's, S&P and the Certificate Insurer of any repurchase or substitution made pursuant to this Section 3.03.

     The Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement, and may rely conclusively on any Opinion of Counsel delivered to it under this Section 3.03.

                                   ARTICLE IV

                                THE CERTIFICATES

     Section 4.01  The Certificates.

     The Certificates shall be substantially in the form annexed hereto as Exhibits B-1 through B-3, and shall, upon original issue, be executed (not in its individual capacity, but solely as Trustee) and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor, concurrently with the transfer and assignment to the Trustee of the Mortgage Loans pursuant to Section 2.01 above. All Certificates shall be issued in Authorized Denominations. So long as the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 and Class 2A Certificates are Book-Entry Certificates, each Class of such Certificates shall be evidenced by one or more certificates representing the entire amount of the related Original Class Principal Balance. All Certificates shall be executed and authenticated by manual or facsimile signature on behalf of the Trust Fund by an authorized officer of the Trustee and on behalf of the Certificate Registrar by an authorized officer of the Certificate Registrar. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

     Section 4.02  Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at its office in Chicago, Illinois, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series. The Trustee hereby accepts appointment as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided (the "Certificate Registrar").

     (b) The Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer of a Class R Certificate is to be made in reliance upon an exemption from the 1933 Act, the Trustee or the Certificate Registrar shall require, in order to assure compliance with the 1933 Act, that the Certificateholder desiring to effect such disposition and such Certificateholder's prospective transferee each certify to the Trustee or the Certificate Registrar in writing the facts surrounding such disposition substantially in the form of Exhibit D. In the event that such certification of facts does not on its face establish the availability of an exemption under the 1933 Act, the Trustee may require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. None of the Servicer, the Depositor nor the Trustee are obligated under this Agreement to register the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without such registration or qualification.

     (c) Each Person who has or who acquires any Percentage Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Percentage Interest in a Class R Certificate may be transferred (including any transfer to the initial holder) and the Trustee shall not register the transfer of the Class R Certificate unless the Trustee shall have been furnished with (A) an affidavit (a "Transfer Affidavit") of the proposed transferee substantially in the form attached hereto as Exhibit J and (B) a certificate (a "Transfer Certificate") of the transferor substantially in the form attached hereto as Exhibit J-1 to the effect that (1) such transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and (2) no purpose of such proposed transfer is to impede the assessment or collection of tax.

          (iii) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Percentage Interest in a Class R Certificate, (B) to require a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Class R Certificate, (C) to deliver a Transfer Certificate to the Trustee in connection with any such attempted transfer and (D) not to transfer its Percentage Interest in a Class R Certificate or to cause the transfer of a Percentage Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee or if any purpose of such transfer is to impede the assessment or collection of tax.

          (iv) Each Person holding or acquiring a Percentage Interest in a Class R Certificate, by purchasing a Percentage Interest in such Certificate, agrees to give the Trustee and the Depositor written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately

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


     upon acquiring a Percentage Interest in a Class R Certificate, if it is, or is holding a Percentage Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

          (v) Any attempted or purported transfer of any Percentage Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Servicer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this
     Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to, recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

          (vi) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Servicer or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer or its designee on such reasonable terms as the Servicer or its designee may choose. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Servicer to the last preceding purported transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.02 or any other provision of this Agreement, the Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Servicer or its designee, and it shall not be liable to any Person having a Percentage Interest in a Class R Certificate as a result of its exercise of such discretion.

          (vii) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of a Percentage Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds a Percentage Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

     Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

     No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

     None of (i) the Trust Fund, (ii) the Servicer, (iii) the Depositor or (iv) any Subservicer shall be a Class A Certificateholder. Any attempted or purported transfer in violation of the preceding sentence shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class A Certificate in violation of such sentence, then the last preceding Holder shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Certificate. The Trustee shall notify the Servicer of any transfer in violation of this paragraph upon receipt of written notice thereof. The Trustee shall be under no liability to any Person for any registration of transfer of a Class A Certificate not permitted by this paragraph or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered without such receipt. The Trustee shall be entitled, but not obligated, to recover from any Holder of a Class A Certificate that was in fact not a permitted Holder under this paragraph, all payments made on such Certificate at and after such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

     Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the Chicago, Illinois office of the Trustee (or at the office of the designated Certificate Registrar), the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Servicer of any such transfer.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form attached hereto as Exhibit E, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing, together with wiring instructions, if applicable, in the form attached hereto as Exhibit E(1).

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be marked "cancelled" by the Trustee.

     (d) Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal only with the Depository for purposes of exercising the rights of Holders of Class A Certificates under this Agreement.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (e) If (x)(i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Servicer is unable to locate a qualified successor, (y) the Servicer at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, the aggregate of the Majority Certificateholders of the Sub-Pool(s) affected by such Event of Default may advise the Trustee in writing that the continuation of a book-entry system through the Depository, to the exclusion of Definitive Certificates, is no longer in the best interests of the related Certificate Owners, the Trustee shall notify all of the related Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class 1A or Class 2A Certificates (the "Definitive Certificates"), as the case may be, to the Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 4.03  Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Trustee and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, upon receipt of written notice from the Servicer that it has received adequate security or indemnity and no notice that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, deliver and authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

     Section 4.04  Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositor, the Trustee and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.06 and for all other purposes whatsoever, and the Depositor, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.

     Section 4.05  Information Reports to be Filed by the Servicer.

     The Servicer or the Subservicers shall file the information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports and returns have been filed. Such reports and returns shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

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

                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 5.01  Duties of the Servicer.

     (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans with respect to Sub-Pool 1, and for first mortgage loans with respect to Sub-Pool 2 or (y) is an Affiliate of the Servicer. The Servicer shall give written notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 7.02, prior to such release, the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, the Custodian shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

     (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(d).

     (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall, subject to Section 10.02, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Trustee (or its designee) shall have no liability or obligations under any Subservicing Agreements with respect to any period prior to becoming the new Servicer, whether for acts or omissions of the Servicer or otherwise, and the Servicer shall not by virtue of such replacement be relieved of any such liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, notwithstanding any provision of this Agreement to the contrary, the Servicer shall not consent to, make or permit (i) any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan unless (A) the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Servicer, such default is reasonably foreseeable and (B) in the sole judgment of the Servicer such modification would increase the proceeds of such Mortgage Loan and (C) the Certificate Insurer has consented to such modification, or (ii) any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations, promulgated thereunder) and (B) cause the Trust Fund REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, and subject to the consent of the Certificate Insurer, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure, REO Property management procedures and the making of Servicing Advances) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 2, and giving due consideration to the Certificate Insurer's and the Certificateholders reliance on the Servicer.

     (f) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations hereunder with respect to a Sub-Pool, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to such Section 9.04, the Trustee or its designee shall assume all of the rights and obligations of the Servicer hereunder with respect to such Sub-Pool, subject to Section
10.02. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the related Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights with respect to such Sub-Pool and obligations to the assuming party.

     Section 5.02  Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 above is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificate Insurer and the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee for the benefit of the Certificateholders on behalf of the Certificateholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10, provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable judgment, determines that it would not be in the best interests of Certificateholders or the Certificate Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Trustee and the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute Servicing Advances.

     After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Certificate Insurer and, upon request, any Certificateholder, a Liquidation Report certified by a Responsible Officer, in the form attached hereto as Exhibit M, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

     Section 5.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

     With respect to each Sub-Pool, the Servicer shall cause to be established and initially maintained with the Trustee one or more Principal and Interest Accounts, which shall be Eligible Accounts, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3" and with respect to Sub-Pool 2, "Sub-Pool 2 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." Subsequent to the Closing Date, the Servicer may transfer the related Principal and Interest Account to another institution, provided that each Principal and Interest Account shall be an Eligible Account and all amounts therein shall be invested only in Permitted Instruments. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such letter agreement shall be furnished on the Closing Date to the Trustee, the Certificate Insurer and, upon request, any Certificateholder. With respect to each Sub-Pool, the Servicer shall deposit (without duplication) the following amounts with respect to such Sub-Pool within one (1) Business Day of receipt of good funds in the related Principal and Interest Account and retain therein:

               (i) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans on account of principal on the Mortgage Loans and all Excess Payments, Principal Prepayments and Curtailments received after the Cut-off Date, or after the Subsequent Cut-off Date, as the case may be, and other than the Depositor's Yield;

               (ii) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans, or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, on account of interest on the Mortgage Loans;

               (iii) all Net Liquidation Proceeds;

               (iv) all Insurance Proceeds;

               (v) all Released Mortgaged Property Proceeds;

               (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.03 above; and

               (vii) any amount required to be deposited in the related Principal and Interest Account pursuant to Section 5.04 or 11.01.

     The foregoing requirements for deposit in the related Principal and Interest Account shall be exclusive; it being understood and agreed that, without limiting the generality of the foregoing, the Depositor's Yield, the Servicing Fee with respect to each Mortgage Loan, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, and Excess Proceeds need not be deposited by the Servicer in the related Principal and Interest Account. Any interest earnings on funds held in the related Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the related Principal and Interest Account by the Servicer immediately following its monthly remittance of the Available Remittance Amount to the Trustee. Any reference herein to amounts on deposit in the related Principal and Interest Account shall refer to amounts net of such investment earnings.

     Section 5.04 Permitted Withdrawals From the Principal and Interest Account.

     With respect to each Sub-Pool, the Servicer shall withdraw or cause to be withdrawn funds from the related Principal and Interest Account for the following purposes:

               (i) to effect the remittance to the Trustee on the Determination Date of the Excess Spread and the amounts set forth in clause (i) of the definition of Available Remittance Amount. For the purposes of this Section 5.04(i), the calculation of the Available Remittance Amount shall be made without reference to the actual deposit of funds in the related Certificate Account;

               (ii) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and unreimbursed Servicing Advances and any amount described in Section 6.13(b) or Section 6.13(c) deposited in the related Certificate Account and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period, if the Servicer is the Depositor. The Servicer's right to reimbursement for accrued and unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor with respect to a Sub-Pool or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed (including amounts paid by the Depositor in connection with the purchase or substitution of Mortgage Loans pursuant to Section 2.05 or 3.03 above). The Servicer's right to reimbursement for unreimbursed Monthly Advances and amounts described in Section 6.13(b) or Section 6.13(c) (if the Servicer is the Depositor) shall be limited to collections of interest on any Mortgage Loan; provided that the Servicer shall not be entitled to reimbursement from Liquidation Proceeds for Monthly Advances made pursuant to Section 6.09(c) or
          Section 6.09(d), or for amounts deposited in the related Certificate Account pursuant to Section 6.13(b) or Section 6.13(c) and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period. It is understood that the Servicer's right to reimbursement pursuant hereto shall be senior to the rights of Certificateholders unless the Depositor or any of its affiliates is the Servicer and the Depositor is required to repurchase or substitute a Mortgage Loan pursuant to
          Section 2.05 or 3.03 above, in which case the Servicer's right to such reimbursement shall be subordinate to the rights of Certificateholders to receive the purchase price or substitution adjustment pursuant to such Sections 2.05 and 3.03;

               (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

               (iv) (a) to make investments in Permitted Instruments and (b) to pay to itself interest earned in respect of Permitted Instruments or on funds deposited in the related Principal and Interest Account;

               (v) to withdraw any funds deposited in the related Principal and Interest Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error;

               (vi) to pay itself Servicing Compensation pursuant to Section
          7.03 to the extent not retained or paid pursuant to Section 5.03 or 5.04(ii);

               (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of Section 5.10;

               (viii) to remit to the Trustee any amount which was deposited by the Certificate Insurer pursuant to Section 11.01 to cover unpaid fees and expenses of the Trustee; and

               (ix) to clear and terminate the related Principal and Interest Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

     So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the funds held in the related Principal and Interest

Account may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing to the Trustee by the Servicer. In either case, funds in the related Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains the related Principal and Interest Account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments in which funds in the related Principal and Interest Account are invested must be held by or registered in the name of "Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." All interest or other earnings from funds on deposit in the related Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the related Principal and Interest Account pursuant to clause (iv) above and the penultimate sentence of
Section 5.03 above. The amount of any losses incurred in connection with the investment of funds in the related Principal and Interest Account in Permitted Instruments shall be deposited in the related Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

     Section 5.05  Payment of Property Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

            With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, real estate taxes and assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall monitor such payments to determine if they are made by the Mortgagor. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.05, including without limitation any advances of such payments, shall constitute Servicing Advances.

     Section 5.06  Transfer of Accounts; Monthly Statements.

     Notwithstanding Section 5.03 above, the Principal and Interest Accounts and each of the other Accounts shall be established, as of the Closing Date, with the Trustee as Eligible Accounts pursuant to clause (B) of the definition thereof. The Principal and Interest Accounts and each of the Accounts or any of them may, upon written notice to the Trustee and the Certificate

Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account. The Certificate Insurer shall be provided with a monthly statement of activity in the Principal and Interest Accounts and the Accounts from each party holding such accounts.

     Section 5.07  Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained, subject to the provisions of
Section 5.08, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan, and the First Lien, with respect to Sub-Pool 1, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If at the origination of the Mortgage Loan or at any time during the term of the Mortgage Loan the Servicer determines that the Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be purchased a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 2, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary first and second mortgage servicing procedures with respect to Sub-Pool 1, and with customary first mortgage servicing procedures with respect to Sub-Pool 2) shall be deposited in the Principal and Interest Account with respect to the related Sub-Pool, subject to retention by the Servicer to the extent such amounts constitute Servicing Compensation or to withdrawal pursuant to Section 5.04 above. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.07, including without limitation any advances of premiums on insurance policies required by this Section 5.07, shall constitute Servicing Advances.

     Section 5.08  Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans or all of the Mortgage Loans in a Sub-Pool, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.07 above, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section
5.07 above, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07 above, and there shall have been a loss which would have been covered by such policy, deposit in the related Principal and Interest Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.07 above and the amount paid under such blanket policy. On the Closing Date, such blanket policy is maintained with St. Paul Insurance Company.

     Section 5.09  Fidelity Bond.

     The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy.

     Section 5.10  Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.10 shall be Servicing Advances.

     The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the related Principal and Interest Account, all revenues received with respect to the conservation and disposition of the related REO Property and shall retain, or withdraw from such amounts, funds necessary for the proper operation, management and maintenance of the related REO Property and the fees of any managing agent acting on behalf of the Servicer.

     The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The proceeds of sale of the REO Property shall be promptly deposited in the related Principal and Interest Account, net of Excess Proceeds, any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 5.04 above, for distribution to the Certificateholders in accordance with Section 6.06.

     In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall sell such Mortgaged Property for cash within two years after its acquisition of such Mortgaged Property for purposes of Section 860(G)(a)(8) of the Code unless the Servicer either (i) applies, at the expense of the Trust Fund (as a Servicing Advance), more than 60 days prior to the expiration of such two year period, and is granted an extension of time by the Internal Revenue Service to sell such Mortgaged Property (in which case the Servicer shall sell such Mortgaged Property prior to the expiration of any extension to such two-year grace period) or (ii) receives an Opinion of Counsel to the effect that the holding of such Mortgaged Pro perty subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in section 860F of the Code or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, such that in the case of either clause (i) or (ii) such action would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or result in the receipt by the Trust Fund or any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. Any out-of-pocket expenses incurred by the Servicer including any Opinions of Counsel pursuant to this Section 5.10 shall constitute Servicing Advances. If a period greater than two years is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee and the Certificate Insurer and shall report monthly to the Trustee as to the progress being made in selling such REO Property.

     With respect to each Multifamily Loan and Mixed Use Loan:

               (i) Prior to the acquisition of title to such property, the Servicer shall review the operation of such property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Servicer determines from such review that:

                    (A) None of the income from Directly Operating such property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such property may be Directly Operated by the Servicer as REO Property;

                    (B) Directly Operating such property as an REO Property
               could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Servicer may (provided, that in the good faith and reasonable judgment of the Servicer, it is commercially feasible) acquire such property as REO Property and so lease or operate such REO Property; or

                    (C) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property. The Servicer shall give written notice to the Trustee and the Certificate Insurer summarizing a proposed plan ("Proposed Plan") to manage such property as REO Property. Such notice shall include potential sources of income, and to the extent reasonably feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such notice, the Servicer shall consult with the Trustee and the Certificate Insurer and shall advise the Trustee and the Certificate Insurer of the Servicer's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the Trustee shall (to the extent feasible) advise the Servicer and the Certificate Insurer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After the Servicer has provided the Trustee and the Certificate Insurer with the information described in the two preceding sentences, the Servicer shall either (A) implement the Proposed Plan (after acquiring the respective property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. The Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of the Servicer after consultation with the Certificate Insurer as to which means would be in the best interest of the Certificateholders and the Certificate Insurer by maximizing (to the extent commercially feasible) the net after-tax REO Proceeds received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective property. The Servicer, the Trustee and the Certificate Insurer may consult with counsel in connection with determinations required under this Section 5.10(i)(C). The cost of such consultation by the Servicer shall constitute a Servicing Advance. Neither the Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund, the Trustee, the Servicer or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 5.10(i)(C). Nothing in this
               Section 5.10(i)(C) is intended to prevent the sale of a Defaulted Mortgage Loan pursuant to the terms and subject to the conditions of Section 5.11.

     Section 5.11  Right to Repurchase Defaulted Mortgage Loans .

     The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase on any Determination Date for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent at a price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan through the end of the Due Period in which such Determination Date falls, computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (the "Purchase Price"). The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited by the Servicer in the related Principal and Interest Account and the Trustee, upon receipt of a Request for Release and confirmation of such deposit from the Servicer in the form of Exhibit I, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     Section 5.12  Collection of Certain Mortgage Loan Payments.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments past due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days without the Certificate Insurer's prior written consent, and in no event later than the final maturity date of the Mortgage Loan, provided that such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the Due Dates for payments past due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(ii) above.

     Section 5.13 Access to Certain Documentation and Information Regarding the Mortgage Loans.

     The Servicer shall provide to the Trustee, the Certificateholders, the Certificate Insurer and any supervisory agents or examiners of each of the foregoing access to the documentation regarding the Mortgage Loans (such access in the case of supervisory agents or examiners being limited to that documentation required by applicable state and federal regulations) being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 5.14  Superior Liens.

     With respect to any Sub-Pool 1 Mortgage Loan, the Depositor or the Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

     With respect to any Sub-Pool 1 Mortgage Loan, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would either be recoverable from the Liquidation Proceeds on the related Mortgage Loan or increase the Net Liquidation Proceeds available to the Trust Fund. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 5.14 shall be Servicing Advances with respect to Sub-Pool 1.

     Section 5.15.  Environmental Matters .

     Notwithstanding any other provision of this Agreement to the contrary, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any regulated substance, toxic substance, hazardous waste or hazardous substance or any similar or like classification (as such terms are defined or used in CERCLA or any federal, state or local statutes, laws, rules or regulations pertaining to environmental matters) on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, unless the Servicer has obtained the prior written consent of the Certificate Insurer. The preceding sentence shall not apply to the presence, use or storage on the related Mortgaged Property of hazardous substances that are generally recognized to be appropriate to normal residential use and maintenance of the related Mortgaged Property.

     Section 5.16 Acknowledgment of Duties and Obligations.

     Any provision hereof to the contrary notwithstanding, the Depositor acknowledges that (i) as of the Closing Date the Servicer is an unincorporated division of the Depositor, (ii) actions and agreements by an unincorporated division of the Depositor are those of the Depositor and (iii) the Depositor is responsible for all duties and obligations of its unincorporated division hereunder.

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

     Section 6.01 Establishment of Certificate Account; Deposits in Certificate Account.

     With respect to each Sub-Pool, and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3" and with respect to Sub-Pool 2, "Sub-Pool 2 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." With respect to each Sub-Pool, the Trustee shall, promptly upon receipt, deposit in the related Certificate Account and retain therein:

          (i) the portion of the related Available Remittance Amount remitted by the Servicer pursuant to Section 5.04(i) above;

          (ii) the related Monthly Advance and the related Compensating Interest remitted to the Trustee by the Servicer;

          (iii) the Excess Spread with respect to the related Sub-Pool remitted to the Trustee by the Servicer pursuant to Section 5.04(i) above and Insured Payments with respect to the related Sub-Pool pursuant to Section 6.06(b);

          (iv) all income or gain from investments of funds on deposit in the related Certificate Account pursuant to Section 6.05(e) and amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Certificate Account;

          (v) the Termination Price; and

          (vi) any amounts required to be deposited in the related Certificate Account pursuant to Sections 6.13(b), 6.13(c) and 6.14(c).

     Section 6.02  Permitted Withdrawals from Certificate Account.

     With respect to each Sub-Pool, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date, withdraw amounts on deposit in the related Certificate Account on each Remittance Date in the following order of priority:

          (i) except as to the final Remittance Date hereunder, to pay the Certificate Insurer the related Monthly Premium pursuant to Section 6.04;

          (ii) to effect the distributions described in Section 6.06(c), exclusive of the distributions described in the last paragraph of Section 6.06(c);

          (iii) except as to the final Remittance Date hereunder, to make deposits in the related Trustee Expense Account pursuant to Section 6.03(a)(i);

and also, in no particular order of priority:

          (iv) to invest amounts on deposit in the related Certificate Account in Permitted Instruments pursuant to Section 6.05;

          (v) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Certificate Account;

          (vi) to withdraw any amount not required to be deposited in the related Certificate Account or deposited therein in error; and

          (vii) to clear and terminate the related Certificate Account upon the termination of this Agreement in accordance with Article XI of this Agreement.

     Section 6.03 Establishment of Trustee Expense Account; Deposits in Trustee Expense Account; Permitted Withdrawals from Trustee Expense Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3", and with respect to Sub-Pool 2, "Sub-Pool 2 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." With respect to each Sub-Pool, the Trustee shall deposit into the related Trustee Expense Account:

          (i) on each Remittance Date (other than the final Remittance Date hereunder) from the amounts on deposit in the related Certificate Account an amount equal to the Annual Trustee Expense Amount, subject to the provisions of Section 6.06(c); and

          (ii) upon receipt, all income or gain from investments of funds on deposit in the related Trustee Expense Account pursuant to Section 6.05(e) and all amounts required to be paid by the Servicer pursuant to such
     Section 6.05(e) in connection with losses on investments of amounts in the related Trustee Expense Account.

If at any time the amount then on deposit in any Trustee Expense Account shall be insufficient to pay in full the fees and expenses of the Trustee then due with respect to a Sub-Pool, the Trustee shall make demand on the related Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. If the related Servicer fails to make such advance, the Depositor shall do so upon demand of the Trustee. Thereafter, the Servicer and the Depositor shall be entitled to reimbursement solely from the related Trustee Expense Account pursuant to subclause (c)(ii) below for the amount of any such advance from any excess available after payment of Trust Fund expenses.

     (b) The Trustee may withdraw amounts on deposit in the Trustee Expense Account with respect to each Sub-Pool for investment in Permitted Instruments pursuant to Section 6.05, and the Trustee shall withdraw amounts on deposit in the related Trustee Expense Account:

          (i) to pay, as described in Section 2.08 above, the Trustee's fees and expenses allocable to or incurred in connection with the Certificates with respect to the related Sub-Pool;

          (ii) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Trustee Expense Account;

          (iii) to withdraw any amounts not required to be deposited in the related Trustee Expense Account or deposited therein in error; and

          (iv) to clear and terminate the related Trustee Expense Account upon termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

     (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Trustee shall determine whether all payments required to be made pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and from any amounts remaining in the related Trustee Expense Account, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date (in the following order of priority):

          (i) pay any amounts not previously paid and required to be paid pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above;

          (ii) reimburse the Servicer and/or the Depositor, for Reimbursable Amounts;

          (iii) reimburse the Servicer and/or the Depositor for advances made by it pursuant to the last paragraph of subclause (a) above; and

          (iv) remit to the Servicer as additional Servicing Compensation any amounts remaining in the related Trustee Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii), (b)(iii), (c)(i) and (c)(ii), above.

     Section 6.04  Payment of Monthly Premium to Certificate Insurer.

     With respect to each Sub-Pool and on each Remittance Date commencing on October 27, 1997 (other than the final Remittance Date hereunder), from the amounts on deposit in the Certificate Account with respect to the related Sub-Pool, prior to making the remittances required pursuant to Section 6.06(c), the Trustee shall pay the Certificate Insurer the Monthly Premium with respect to such Sub-Pool.

     Section 6.05  Investment of Accounts.

     (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, except the Pre-Funding Accounts held by the Trustee, shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Servicer, in one or more Permitted Instruments. Subject to the last paragraph of Section 5.04 above in the case of the Principal and Interest Accounts, no such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date. Consistent with any requirements of the Code, all or a portion of the Reserve Accounts held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Holders of a majority in Percentage Interest of the Class R Certificates in one or more Permitted Instruments. No such investment shall mature later than the Business Day immediately preceding the next Remittance Date.

     (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 6.05 is the cause of such loss or charge or if the Trustee is the obligor and has defaulted thereon.

     (c) Subject to Section 12.01, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Servicer or the Holders of a majority in Percentage Interest of the Class R Certificates, as applicable, shall from time to time direct as set forth in Section 6.05(a) above, but only in one or more Permitted Instruments.

     (e) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account immediately on receipt, and the Trustee shall notify the Servicer, or the Depositor, or the Holders of a majority in Percentage Interest of the Class R Certificates as the case may be, of any loss resulting from such investments. Upon receipt of such notification, the Servicer, in the case of all Accounts other than the Interest Coverage Accounts and the Reserve Accounts, the Depositor, in the case of the Interest Coverage Accounts and the Class R Certificateholders in the case of the Reserve Accounts, shall promptly remit the amount of any such loss from their own funds, without reimbursement therefor, to the Trustee for deposit in the Account or Accounts from which the related funds were withdrawn for investment.

     Section 6.06  Priority and Subordination of Distributions.

     (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive distributions in respect of the Class R Certificates shall be subject and subordinate to the preferential rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interests of the Class R Certificateholders in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are properly distributed in respect of the Class R Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Certificateholder shall be required to refund any amount properly distributed to it pursuant to the terms of this Agreement.

            (b) As soon as possible, and in no event later than 10:00 a.m. Chicago time on the Business Day immediately preceding each Remittance Date, subject to receipt by the Trustee of the Servicer's Certificate, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice") indicating that an Insured Payment is necessary. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payments on behalf of the Class A Certificateholders under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payments in the related Certificate Account and shall distribute such Insured Payments in accordance with Section 6.02(ii) above and Section 6.06(c) and (d).

     Each Class A Certificateholder shall promptly notify the Trustee in writing upon the receipt of a court order as described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. The Trustee shall promptly notify the Certificate Insurer upon its receipt from any Certificateholder of any such court order. If the payment of any portion or all of any amount that is insured by the Certificate Insurer under the Certificate Insurance Policy is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Class A Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of the Certificate Insurance Policy because such payment was voided under the U.S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Class A Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Class A Certificates (a "Preference Amount"), the Certificate Insurer will pay an amount equal to each such Preference Amount, on the second Business Day following receipt by the Certificate Insurer of (x) a certified copy of the

Final Order, (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee and/or such Class A Certificateholder relating to or arising under such Preference Amount and appointing the Certificate Insurer as the agent of the Trustee and/or such Class A Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Class A Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer). Notwithstanding the foregoing, in no event shall the Certificate Insurer be (i) required to make any payment under the Certificate Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the Certificate Insurer thereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Class A Certificates, prior to the time the Certificate Insurer otherwise would have been required to make a payment in respect of such principal.

     Each Class A Certificateholder, by its purchase of the Class A Certificates, the Servicer and the Trustee hereby agree that the Certificate Insurer may at any time during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Servicer, the Trustee and each Class A Certificateholder in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim.

     The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment with respect to the related Sub-Pool from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate with respect to the related Sub-Pool in accordance with the provisions of this Section 6.06. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to such Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments with respect to a Sub-Pool, either directly or indirectly (as by paying through the Trustee), to the related Class A Certificateholders, the Certificate Insurer will be subrogated to the rights of such Class A Certificateholders, with respect to such Insured Payment, shall be deemed, to the extent of the payments so made, to be a registered Class A Certificateholder and shall receive all future related Class A Remittance Amounts with respect to such Sub-Pool until all such Insured Payments by the Certificate Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall, or shall cause the Certificate Registrar to, note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee or the Certificate Registrar upon receipt from the Certificate Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Payments made by it, the Certificate Insurer shall be paid before payment of the balance of the Class A Remittance Amount with respect to the related Sub-Pool for which an Insured Payment was made, is made to the other Holders of the related Class A Certificates, subject to the following paragraph.

     It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Remittance Date for amounts previously paid by it with respect to a Sub-Pool unless on such Remittance Date the related Class A Certificateholders shall also have received the full amount of the related Class A Remittance Amount with respect to the related Class of Class A Certificates (exclusive of any related Class A Carry-Forward Amount, to the extent representing amounts previously paid to such related Class A Certificateholders as Insured Payments or representing interest accrued in respect of Insured Payments) for such Remittance Date.

     (c) On or before each Remittance Date, the Servicer shall determine the Overcollateralization Amount for each Sub-Pool after giving effect to the distribution of the related Class A Principal Remittance Amount to the Holders of the related Class of Class A Certificates on such Remittance Date and the amount of the related Net Excess Spread. On each Remittance Date the Trustee shall withdraw from each Certificate Account the related Amount Available, and make distributions thereof, based upon the information set forth in the Servicer's Certificate for such Remittance Date, in the following order of priority to the extent available, except to the extent that the priority set forth in Section 6.07 shall be applicable:

     (A) With respect to the Class 1A Certificates and Sub-Pool 1:

          (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the Amount Available with respect to Sub-Pool 1; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates;

               (ii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clause (X)(i) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-2 Certificates;

               (iii) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) and (ii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-3 Certificates;

               (iv) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (iii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-4 Certificates;

               (v) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (iv) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-5 Certificates;

               (vi) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
          (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through (v) above; and

                    (B) the Class 1A-5 Lockout Remittance Amount;

               (vii) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance, to the extent described below, until the Class 1A-1 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (vi) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clause (X)(vi) above;

               (viii) at such time as the Class 1A-1 Principal Balance has been reduced to zero, to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-2 Principal Balance, to the extent described below, until the Class 1A-2 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (vii) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) and (vii) above;

               (ix) at such time as the Class 1A-2 Principal Balance has been reduced to zero, to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-3 Principal Balance, to the extent described below, until the Class 1A-3 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (viii) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) through (viii) above;

               (x) at such time as the Class 1A-3 Principal Balance has been reduced to zero, to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-4 Principal Balance, to the extent described below, until the Class 1A-4 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (ix) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) through (ix) above;

               (xi) at such time as the Class 1A-4 Principal Balance has been reduced to zero, to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance, to the extent described below, until the Class 1A-5 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through (x) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) through (x) above;

               (xii) to the Sub-Pool 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xi) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 1;

               (xiii) to the Class 1A-1 Certificateholders to be applied to reduce the Class 1A-1 Principal Balance until the Class 1A-1 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xii) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xiv) to the Class 1A-2 Certificateholders to be applied to reduce the Class 1A-2 Principal Balance until the Class 1A-2 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xiii) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xv) to the Class 1A-3 Certificateholders to be applied to reduce the Class 1A-3 Principal Balance until the Class 1A-3 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xiv) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xvi) to the Class 1A-4 Certificateholders to be applied to reduce the Class 1A-4 Principal Balance until the Class 1A-4 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xv) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xvii) to the Class 1A-5 Certificateholders to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xvi) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xviii) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xvii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (xix) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xviii) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 1 previously made by the Servicer and not previously reimbursed; and

               (xx) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 1, if any, after payments described in clauses (X)(i) through (xix) above.

     (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the Amount Available with respect to Sub-Pool 1; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates;

               (ii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clause (Y)(i) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-2 Certificates;

               (iii) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (Y)(i) and (ii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-3 Certificates;

               (iv) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), t he Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (Y)(i) through
               (iii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-4 Certificates;

               (v) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (Y)(i) through
               (iv) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-5 Certificates;

               (vi) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance to the extent described below, until the Class 1A-5 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (v) above; and

                    (B) the Class 1A-5 Lockout Remittance Amount;

               (vii) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance until the Class 1A-1 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (vi) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clause (Y)(vi) above;

               (viii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-2 Principal Balance until the Class 1A-2 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (vii) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (Y)(vi) and (vii) above;

               (ix) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-3 Principal Balance until the Class 1A-3 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (viii) above; and

                    (B) the balance of the Class A Principal Remittance Amount after payments described in clauses (Y)(vi) through (viii) above;

               (x) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-4 Principal Balance until the Class 1A-4 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (ix) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (Y)(vi) through (ix) above;

               (xi) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (x) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (Y)(vi) through (x) above;

               (xii) to the Sub-Pool 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xi) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 1;

               (xiii) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (xiv) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xiii) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 1 previously made by the Servicer and not previously reimbursed; and

               (xv) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 1, if any, after payments described in clauses (Y)(i) through (xiv) above.

     (B) With respect to the Class 2A Certificates and Sub-Pool 2:

          (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the Amount Available with respect to Sub-Pool 2; and

                    (B) the Class 2A Interest Remittance Amount with respect to the Class 2A Certificates;

               (ii) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A Principal Balance, to the extent described below, until the Class 2A Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 2 after payments described in clause (X)(i) above; and

                    (B) the Class A Principal Remittance Amount with respect to the Class 2A Certificates;

               (iii) to the Sub-Pool 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 2;

               (iv) to the Class 2A Certificateholders to be applied to reduce the Class 2A Principal Balance until the Class 2A Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 2 after payments described in clauses (X)(i) through
               (iii) above; and

                    (B) the Additional Principal with respect to Sub-Pool 2;

               (v) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) through (iv) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (vi) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) through (v) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 2 previously made by the Servicer and not previously reimbursed;

               (vii) to the Class 2A Certificateholders until the Class 2A Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Remaining Net Excess Spread with
               respect to Sub-Pool 2, if any, after payments described in clauses (X)(iv) through (vi) and payments of Additional Principal, if any, to the Class 1A Certificateholders; and

                    (B) the Available Funds Cap Carry Forward Amount, if any;
               and

               (viii) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 2, if any, after payments described in clauses (X)(i) through (vii) above.

     (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 2; and

                    (B) the Class 2A Interest Remittance Amount with respect to the Class 2A Certificates;

               (ii) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A Principal Balance until the Class 2A Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
          (c)(vii) of the definition of Class A Principal Remittance Amount below, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 2 after payments described in clause (Y)(i) above; and

                    (B) the Class A Principal Remittance Amount with respect to the Class 2A Certificates;

               (iii) to the Sub-Pool 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 2;

               (iv) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) through (iii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (v) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) through (iv) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 2 previously made by the Servicer and not previously reimbursed; and

               (vi)to the Class 2A Certificateholders until the Class 2A Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Remaining Net Excess Spread with
               respect to Sub-Pool 2 after payments described in clauses (Y)(i) through (v) above and payments of Additional Principal, if any, to the Class 1A Certificateholders; and

                    (B) the Available Funds Cap Carry Forward Amount, if any;
               and

               (vii) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 2, if any, after payments described in clauses (Y)(i) through (vi) above.

     As contemplated by Section 6.06(b) above, amounts distributed to the related Class A Certificateholders purs uant to Sections 6.06(c)(A)(X)(i) through (xi) and 6.06(c)(A)(Y)(i) through (xi) with respect to Sub-Pool 1, and Sections 6.06(c)(B)(X)(i) and (ii) and 6.06(c)(B)(Y)(i) and (ii) with respect to Sub-Pool 2 above shall be applied first to distributions to the actual Certificateholders, to the extent of, as applicable, the related Class A Remittance Amount with respect to the related Classes of Class A Certificates (exclusive of any Class A Carry-Forward Amount to the extent representing amounts previously paid to the related Classes of Class A Certificateholders, as Insured Payments or representing interest accrued in respect of Insured Payments), and then to reimbursement payments to the Certificate Insurer as subrogee to such Certificateholders.

     Upon the earlier to occur of (i) the November 25, 1997 Remittance Date and
(ii) the termination of this Agreement, the Trustee shall distribute any amount remaining in the related Pre-Funding Account to the related Class 1A or Class 2A Certificateholders, in proportion to the related Class 1A Principal Balance and the Class 2A Principal Balance, respectively, to reduce the related Class 1A Principal Balance and the Class 2A Principal Balance until the related Class 1A Principal Balance and the Class 2A Principal Balance are zero.

     (d) Except as otherwise provided in the next succeeding sentence and Sections 6.06(e) and 6.07, all distributions made to the Class 1A
Certificateholders, Class 2A

Certificateholders or Class R Certificateholders as a Class on each Remittance Date will be made on a pro rata basis among the Certificateholders of record of the respective Class on the immediately preceding Record Date, except that the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to Certificateholders of record as of the Closing Date, based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall own of record (i) any Class R Certificate, or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000 appearing in the Certificate Register and shall have provided timely and complete wiring instructions, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in the manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A Certificates. None of the Trustee, the Certificate Registrar, the Depositor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

     To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the respective Class A Certificate as set forth in Exhibits B-1 and B-2.

     Section 6.07 Insufficiency of Amount Available or Net Excess Amount Available.

     If as of any Remittance Date the Amount Available, if such Remittance Date is prior to the Cross-Over Date, or the related Net Excess Amount Available plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2 above, if such Remittance Date is on or after the Cross-Over Date, is insufficient to pay the related Class A Certificateholders the related Class A Interest Remittance Amount, then the related Amount Available or related Net Excess Amount Available, plus that additional portion of the related Amount Available constituting Excess Spread with respect to the related Sub-Pool available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool

1, and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2 above, as the case may be, shall be distributed by the Trustee to the related Class A Certificateholders (including the Certificate Insurer as subrogee thereof) as follows, with respect to each Sub-Pool: first, to the extent of the related Class A Remittance Amount with respect to the related Class of Class A Certificates exclusive of that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Sub-Pool or interest accrued in respect of such Insured Payments, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall; and second, that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Sub-Pool or interest accrued in respect of such Insured Payments with respect to the related Sub-Pool, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall.

     Section 6.08  Statements.

     On or before 10:00 a.m. New York City time on the Determination Date, the Servicer shall deliver to the Certificate Insurer and the Trustee, by telecopy, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof (and in the case of the remittance report referenced below, such report to the Trustee in computer readable magnetic tape, electronic data file or equivalent form) to be delivered on the following Business Day, a certificate signed by a Servicing Officer and the Servicer's Monthly Remittance Report substantially in the form attached hereto as Exhibit Q (together, the "Servicer's Certificate") stating the date (day, month and year), the series number of the Certificates, the date of this Agreement, and the following information with respect to each Sub-Pool:

          (i) The Available Remittance Amount for the related Remittance Date and any portion thereof that has been deposited in the related Certificate Account but, pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, may not be withdrawn therefrom, the Amount Available with respect to each Sub-Pool and the Net Excess Amount Available with respect to each Sub-Pool;

          (ii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class 1A Principal Balance and the Original Class 2A Principal Balance;

          (iii) The number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period;

          (iv) The amounIt of all Curtailments which were received during the Due Period;

          (v) The combined aggregate amount of (i) all Excess Payments and (ii) the principal portion of all Monthly Payments received during the related Due Period;

          (vi) The amount of interest received on the Mortgage Loans;

          (vii) The amount of the Monthly Advances to be made on the Determination Date, the Compensating Interest payment to be made on the Determination Date, the related Interest Coverage Addition to be made on the Remittance Date and the amount to be deposited into the related Certificate Account from funds on deposit in the related Reserve Account pursuant to Section 6.14(c) on the Remittance Date;

          (viii) The delinquency and foreclosure information calculated as of the end of the month preceding the Determination Date set forth in the form attached hereto as Exhibit N;

          (ix) The Class A Principal Remittance Amount, the Class 1A Interest Remittance Amount, the Class 2A Interest Remittance Amount and for the related Remittance Date with the components thereof stated separately and the portion of the Class A Principal Remittance Amount to be distributed to the Class 1A Certificateholders and the Class 2A Certificateholders, respectively;

          (x) With respect to each Sub-Pool, (a) the amount of the Insured Payment, if any, to be made on the related Remittance Date, separately identified with respect to the Class 1A Certificates and the Class 2A Certificates, (b) the amount, if any, of previously unreimbursed Insured Payments, and (c) the aggregate portion of the amounts described in clause
     (ix) above that represents unpaid interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount;

          (xi) The amount to be distributed to the Class R Certificateholders for the Remittance Date;

          (xii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balance after giving effect to the distribution to be made on the related Remittance Date;

          (xiii) With respect to each Sub-Pool, the weighted average maturity and the weighted average Mortgage Rate;

          (xiv) The Servicing Fees and the amounts to be paid to the Certificate Insurer as the Monthly Premium pursuant to Section 6.02(i) above and to the related Trustee Expense Account pursuant to Section 6.03;

          (xv) The amount of all payments or reimbursements to the Servicer pursuant to Section 5.04 (ii), (iv), (vi) and (ix) above and the amounts, if any, withdrawn pursuant to 5.04 (v) and (vii) above;

          (xvi) The related Sub-Pool Factor determined using the related Sub-Pool Principal Balance in subclause (xii) above, computed to seven (7) decimal places;

          (xvii) With respect to each Sub-Pool, the Excess Spread to be deposited in the related Certificate Account pursuant to Section 6.01(iii) above;

          (xviii) With respect to each Sub-Pool, (a) the allocation of Excess Spread to be distributed pursuant to Section 6.06(c) above to Class 1A and Class 2A Certificateholders, to the Servicer and/or Depositor as Reimbursable Amounts, to the Servicer as Nonrecoverable Advances and to the Class R Certificateholders and (b) the Available Funds Cap Carry Forward Amount for the immediately preceding Remittance Date;

          (xix) With respect to each Sub-Pool, the sum of all Realized Losses since the Closing Date, the Subordinated Amount as of such Remittance Date, and the Unrecovered Class A Portion if any;

          (xx) The amounts which are reimbursable to the Servicer or the Depositor, as appropriate, pursuant to Sections 6.02, 6.03(c), 6.04 and 6.06(c) above;

          (xxi) With respect to each Sub-Pool, the number of Mortgage Loans at the beginning and at the end of the related Due Period;

          (xxii) If the related Remittance Date is the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties of the related Sub-Pool pursuant to Section 11.01, the Termination Price;

          (xxiii) With respect to each Sub-Pool, for the November 25, 1997 Remittance Date, the balance of the related Pre-Funded Amount that has not been used to purchase Subsequent Mortgage Loans and that is being distributed to the related Classes of Class A Certificateholders as a mandatory prepayment of principal, if any, on such Remittance Date pursuant to the last paragraph of Section 6.06(c) above;

          (xxiv) With respect to each Sub-Pool, the Overcollateralization Amount after giving effect to the distribution of the related Class A Principal Remittance Amount on such Remittance Date, the Required Overcollateralization Amount for such Remittance Date and the amount of the related Additional Principal to be distributed on such Remittance Date;

          (xxv) The amount on deposit in the Reserve Account for such Remittance Date and the amount, if any, to be released to the Class R
     Certificateholders from the Reserve Account pursuant to Section 6.14(c);

          (xxvi) Such other information as the Certificate Insurer and the Certificateholders may reasonably request and which is produced or available in the ordinary course of the Servicer's business; and

          (xxvii) The aggregate unpaid principal balance of all delinquent Mortgage Loans repurchased by the Servicer on any Determination Date and cumulatively since the Closing Date pursuant to Section 5.11.

     The Trustee shall forward copies of such Servicer's Certificate to the Certificateholders and Moody's on the Remittance Date. All reports prepared by the Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Trustee by the Servicer, and the Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy.

     In the case of information furnished pursuant to subclauses (ii), (iii),
(iv), (v), (ix), (x) and (xii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-off Date, in the case of such information relevant to Class A Certificateholders.

     (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix) and (xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time are in force.

     (b) On each Remittance Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Remittance Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Remittance Date together with such other information as the Servicer deems necessary or appropriate.

     (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time in force.

     (d) Upon reasonable advance notice in writing, the Servicer will provide to each Class A Certificateholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Mortgage Loans sufficient to permit such Class A Certificateholders to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in the Class A Certificates.

     (e) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports, if such reports are not generally produced in the ordinary course of the Servicer's business.

     (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or for any other purpose except as set forth in this Agreement.

     (g) Within a reasonable period of time after the Closing Date, the Servicer will provide to the Certificate Insurer, or its designee, a computer tape or electronic transmission (a "Data Tape"), in a format and containing such of the servicing data maintained by the Servicer with respect to the Mortgage Loans as of the Cut-off Date as shall be mutually agreed to by the Servicer and the Certificate Insurer (but in any event the Data Tape shall contain the Servicer's Monthly Remittance Report and such other information as the Certificate Insurer may reasonably request), together with a written explanation (the "Data Dictionary") of each of the data fields included in such Data Tape. Thereafter, on a monthly basis, the Servicer will provide to the Certificate Insurer, or its designee, a Data Tape as of the end of the preceding Due Period, together with a written explanation of any revisions made to the Data Dictionary during the preceding Due Period. The Certificate Insurer shall have no duty or obligation with respect to the accuracy of the information contained in any Data Tape or in the Data Dictionary.

     Section 6.09  Advances by the Servicer.

     Not later than 4:00 p.m. New York time on the Determination Date, the Servicer shall remit to the Trustee for deposit in the related Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), to be distributed on the related Remittance Date pursuant to Section 6.06 above, equal to the sum of, with respect to each Sub-

Pool (a) the interest portions of the aggregate amount of Monthly Payments due but not received during the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool), plus (b) with respect to each REO Property with respect to the related Sub-Pool, which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the related Mortgage Rate (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool) for the most recently ended calendar month over the net income from the REO Property transferred to the Principal and Interest Account with respect to the related Sub-Pool during the related Due Period pursuant to Section 5.10 above, plus (c) with respect to a Mortgage Loan with a delinquent Balloon Payment, an amount equal to the assumed interest portion of the aggregate amount of the Monthly Payment that would have been due on the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool) based on the original amortization schedule for such Mortgage Loan, plus (d) with respect to each Remittance Date, the amount necessary on the first, second, third, and fourth Remittance Dates to pay 30 days' interest with respect to each non-delinquent Mortgage Loan (net of the Servicing Fee and the Annual Trustee Expense Amount), plus (e) with respect to each Remittance Date, if pursuant to Section 5.04(ii) above the Servicer has previously reimbursed itself for a Monthly Advance made pursuant to Section 6.09(c) or Section 6.09(d) above, then an amount equal to such amount previously reimbursed, such sum being defined herein as the "Monthly Advance". In lieu of making all or a portion of such Monthly Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Principal and Interest Account with respect to the related Sub-Pool that any amount held in the Principal and Interest Account with respect to the related Sub-Pool, and not required for distribution on the immediately succeeding Remittance Date has been used by the Servicer in discharge of its obligation to make any such Monthly Advance and (ii) transfer such funds from the Principal and Interest Account with respect to the related Sub-Pool, to the related Certificate Account. Any funds so applied and transferred shall be replaced by the Servicer by deposit in the related Principal and Interest Account no later than the close of business on the Business Day immediately preceding the Remittance Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer may reimburse itself pursuant to Section 5.04 above for Monthly Advances made from its own funds. Notwithstanding the foregoing, the Monthly Advance required on the first Remittance Date by Section 6.09(d) above shall be mandatory, and each successive Monthly Advance pursuant to Section 6.09(d) and Section 6.09(e) above shall be made if and to the extent the Servicer has reimbursed itself for amounts previously advanced pursuant to such Sections 6.09(d) and 6.09(e), as the case may be.

     Section 6.10  Compensating Interest.

     Not later than the close of business on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the related Certificate Account from amounts otherwise payable to it as Servicing Compensation (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), an amount equal to the difference between (a) 30 days' interest on the Principal Balance of each such Mortgage Loan (other than a Periodic Payment Loan) or 28 days interest on the Principal Balance of each such Periodic Payment Loan immediately following the Remittance Date in the related Due Period at the Mortgage Rate, net of the Servicing Fee and the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Sub-Pool, and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period, net of the Servicing Fee, the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Sub-Pool.

     Section 6.11  [Reserved].

     Section 6.12  Pre-Funding Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3 and with respect to Sub-Pool 2, "Sub-Pool 2 Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." The Trustee shall, promptly upon receipt, deposit in the related Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to the related Sub-Pool remitted on the Closing Date to the Trustee by the Depositor. Prior to November 25, 1997 or any earlier Subsequent Transfer Date on which the entire balance of the Original Pre-Funded Amount with respect to the related Sub-Pool is applied to purchase Subsequent Mortgage Loans, the related Pre-Funding Account will be an asset of the Trust Fund REMIC. Amounts on deposit in the related Pre-Funding Account shall not be invested.

     (b) Amounts on deposit in the related Pre-Funding Account shall be withdrawn by the Trustee as follows:

          (i) On any Subsequent Transfer Date, the Trustee, upon written direction from the Depositor, shall withdraw from the related Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans with respect to the related Sub-Pool transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions with respect to such transfer and assignment set forth in
     Section 2.10(b) above with respect to all Subsequent Mortgage Loans,
     Section 2.10(c) with respect to Sub-Pool 1 Subsequent Mortgage Loans and
     Section 2.10(d) with respect to Sub-Pool 2 Subsequent Mortgage Loans;

          (ii) If the related Pre-Funded Amount has not been reduced to zero during the Funding Period, on the November 25, 1997 Remittance Date, the Trustee shall effect the distributions described in the last paragraph of
     Section 6.06(c) above;

and also, in no particular order of priority:

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


          (iv) to withdraw any amount not required to be deposited in the related Pre-Funding Account or deposited therein in error; and

          (v) to clear and terminate the related Pre-Funding Account upon the earliest to occur of (A) the November 25, 1997 Remittance Date, (B) the termination of this Agreement and (C) the termination of the related Sub-Pool, with any amounts remaining on deposit therein being paid to the Class R Certificateholders.

     Section 6.13  Interest Coverage Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3" and with respect to Sub-Pool 2, "Sub-Pool 2 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." The Trustee shall, promptly upon receipt, deposit in the related Interest Coverage Account and retain therein the related Interest Coverage Amount remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Interest Coverage Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein. For federal income tax purposes, the Depositor shall be the owner of the related Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will any Interest Coverage Account be an asset of the Trust Fund REMIC. All income and gain realized from investment of funds deposited in each Interest Coverage Account shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Trustee to the Depositor on the first Business Day following each Remittance Date. The Depositor shall deposit in the related Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

     (b) With respect to each Sub-Pool and on the October 27, 1997 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount calculated at an annual rate equal to 11.55% with respect to Sub-Pool 1 and 10.02% with respect to Sub-Pool 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans with respect to the related Sub-Pool during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

     (c) With respect to each Sub-Pool and on the November 25, 1997 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Trustee having a Due Date prior to October 1, 1997 at an annual rate equal to 11.55% with respect to Sub-Pool 1 and 10.02% with respect to Sub-Pool 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans conveyed to the Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

     (d) With respect to each Sub-Pool and on the date of conveyance of a Subsequent Mortgage Loan to the Trustee, excess funds on deposit in the related Interest Coverage Account in an amount equal to the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) 11.55% with respect to Sub-Pool 1 and 10.02% with respect to Sub-Pool 2 and (iii) a fraction, the numerator of which is the number of days from the Subsequent Transfer Date to November 25, 1997 and the denominator of which is 360 days, shall be remitted immediately to the Depositor.

     (e) With respect to each Sub-Pool and upon the earlier of (i) the November 25, 1997 Remittance Date, (ii) the reduction of the related Class 1A Principal Balance or the Class 2A Principal Balance to zero, (iii) the termination of this Agreement in accordance with Section 11.01, (iv) the date of the conveyance of the last Subsequent Mortgage Loan to the Trustee, as set forth in a written letter of instruction by the Servicer to the Trustee, or (v) termination of the related Sub-Pool, any amount remaining on deposit in the related Interest Coverage Account after distributions pursuant to Sections 6.13(b) and 6.13(c) above shall be withdrawn by the Trustee and paid to the Depositor.

     Section 6.14  Reserve Account.

     (a) If required by the Certificate Insurer for credit enhancement, with respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3" and with respect to Sub-Pool 2, "Sub-Pool 2 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." The Trustee shall, promptly upon receipt, deposit in and retain in the related Reserve Account, the Initial Reserve Account Deposit remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Reserve Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

     (b) Each Reserve Account will be an asset of the Trust Fund REMIC and will be treated as a "qualified reserve fund" within the meaning of Treasury regulations Section 1.860G-2(g)(2). If on or before the November 25, 1997 Remittance Date, the Certificate Insurer has determined that the entire amount of funds on deposit in a Reserve Account is not required for credit enhancement, and the Certificate Insurer shall direct the Trustee in writing, the portion of the related Initial Reserve Account Deposit not so required shall be released to the Class R Certificateholders on the November 25, 1997 Remittance Date. If the Certificate Insurer does not so direct the Trustee on or before the November 25, 1997 Remittance Date, then the balance of each Reserve Account shall be distributed by the Trustee to the Class R Certificateholders on the December 26, 1997 Remittance Date.

     (c) With respect to each Sub-Pool and on and after the November 25, 1997 Remittance Date, amounts, if any, on deposit in the related Reserve Account shall be withdrawn on each Remittance Date by the Trustee to be applied, at the written direction of the Servicer:

          (i) (A) to deposit in the Sub-Pool 1 Certificate Account, an amount equal to the excess of the sum of the related Class A Remittance Amount with respect to each Class of Class 1A Certificates for such Remittance Date over the Available Remittance Amount with respect to Sub-Pool 1 for such Remittance Date after any applications of Excess Spread and (B) to deposit in the Sub-Pool 2 Certificate Account, an amount equal to the excess of the related Class A Remittance Amount with respect to the Class 2A Certificates for such Remittance Date over the Available Remittance Amount with respect to Sub-Pool 2 for such Remittance Date after any applications of Excess Spread;

          (ii) to release to the Class R Certificateholders, on each Remittance Date on which the sum of the Overcollateralization Amount for a Sub-Pool and the amount on deposit in the related Reserve Account exceeds the Required Overcollateralization Amount for such Sub-Pool, the lesser of (i) the amount, if any, remaining in the Reserve Account and (ii) such excess, after giving effect to all payments to be made on the related Class A Certificates on such Remittance Date, and also, in no particular order of priority:

          (iii) to invest amounts on deposit in the related Reserve Account in Permitted Instruments pursuant to Section 6.05 above; and

          (iv) to clear and terminate the related Reserve Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Class R Certificateholders.

     (d) Upon the earlier to occur of the Cross-Over Date with respect to the related Sub-Pool or the Remittance Date on which all amounts due have been paid to the related Classes of Class A Certificateholders, including the Certificate Insurer as subrogee of the Class A Certificateholders, the Trustee, after making any withdrawals from the related Reserve Account required pursuant to Section 6.14(c) above, shall clear and terminate the related Reserve Account, liquidate, upon the written direction of the Class R Certificateholders holding an aggregate Percentage Interest equal to at least 51%, any investments therein, and pay any uninvested funds therein or the proceeds of such liquidation to the Class R Certificateholders.

     Section 6.15  [Reserved]

     Section 6.16  Compliance with Withholding Requirements.

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


     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE


     Section 7.01 Assumption Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Certificate Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Certificate Insurer, which original shall be added by the Trustee to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files.

     The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificateholders may have under the mortgage instruments subject to Section 5.01 above. The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 above insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.


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


     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (if it holds the related Trustee's Mortgage File) or the Custodian, as the case may be, by an Officers' Certificate in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 above have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Trustee or such Custodian, as the case may be, shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation with respect to the related Sub-Pool and shall not be chargeable to the related Principal and Interest Account or the related Certificate Account.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to the second paragraph of this Section 7.02, prior to such release, the Trustee shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File or any document therein to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Mortgage File or any document released therefrom to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account with respect to each Sub-Pool, and remitted to the Trustee for deposit in the related Certificate Account or the Trustee's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Trustee's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Trustee to the Servicer.

     The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

     Section 7.03 Servicing Compensation.

     As compensation for its services under this Agreement, subject to Section
5.03 and Section 6.10 (pursuant to which Servicing Compensation is reduced), the Servicer shall be entitled to withdraw from the Principal and Interest Account with respect to the related Sub-Pool or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Accounts, interest paid and earnings realized on Permitted Instruments in the Principal and Interest Accounts, Certificate Accounts and Trustee Expense Accounts, amounts remitted pursuant to Sections 6.03(c)(iii), 6.04 and 7.01 above, late payment charges and Excess Proceeds shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Accounts. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Depositor's Yield is the property of the Depositor, and not the property of the Servicer, and such ownership shall not be affected by any termination of the Servicer.

     Section 7.04 Annual Statement as to Compliance.

     The Servicer will deliver to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1998, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

     Section 7.05 Annual Independent Public Accountants' Servicing Report and
                  Comfort Letter.

     Not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1998, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish (1) a letter or letters to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto and (2) a letter to the effect that such firm has examined Section 6.08 of this Agreement (or the comparable section of a substantially similar agreement of the Servicer, as Servicer, under which certain payments to the holders of certificates are guaranteed by the Certificate Insurer) and verified the mathematical accuracy of the amounts reported by the Servicer and that such amounts were computed in accordance with the terms of this Agreement (or such comparable agreement).

     Section 7.06 Certificateholder's, Trustee's and
                  Certificate Insurer's Right to Examine Servicer Records.

     (a) Each Certificateholder, the Trustee and the Certificate Insurer shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     (b) More specifically (but without derogation of the more general right of inspection referred to in subsection (a) above), the Certificate Insurer or its agents or representatives also shall have the right, upon reasonable notice and during normal business hours on the Servicer's or any Subservicer's premises, as the case may be, to examine, review and audit the books, records and files of the Servicer or any Subservicer relating to the Mortgage Loans (including, without limitation, any servicing and origination files) and the servicing thereof and to receive such other information as the Certificate Insurer may reasonably request, and to make such copies or take excerpts from such books, records and files as any such agent or representative deems necessary or advisable. During any such examination or review, the Servicer or Subservicer, as the case may be, shall make its employees, auditors, representatives or agents knowledgeable about the books, records and/or files being examined or reviewed available to the Certificate Insurer, its agents or representatives. In addition, the Servicer, upon request of the


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Certificate Insurer, will permit the Certificate Insurer or its authorized agents to discuss the affairs, finances and accounts of the Servicer with such Servicer's independent accountants. Unless an Event of Default shall have occurred and be continuing, the reasonable and customary out of pocket costs and expenses of the Servicer or its representatives or agents in connection with any such examination, review or discussion under this subsection (b) shall be paid by the Servicer, and the costs and expenses of the Certificate Insurer, its agents or representatives shall be paid by the Certificate Insurer. During the period in which an Event of Default is continuing, any costs and expenses of the Certificate Insurer, its agents and representatives and of the Servicer, its agents and representatives shall be paid solely by the Servicer.

     Section 7.07 Reports to the Trustee; Principal and
                  Interest Account Statements.

     If any Principal and Interest Account is not maintained with the Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of such Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into such Principal and Interest Account for each category of deposit specified in Section 5.03 above, the aggregate of withdrawals from such Principal and Interest Account for each category of withdrawal specified in
Section 5.04 above, the aggregate amount of permitted withdrawals not made in the related Due Period, the amount of any related Monthly Advances for the related Due Period.


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


                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER


     Section 8.01 Financial Statements.

     The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

     The Servicer also agrees to make available on a reasonable basis to the Certificate Insurer and any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer and any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer and such prospective Certificateholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.


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


                                   ARTICLE IX

                                  THE SERVICER


     Section 9.01 Indemnification; Third Party Claims.

     (a) The Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any such Certificateholder or any such other indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may reimburse the Servicer from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

     (b) The Depositor agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any Certificateholder and/or any such other indemnified person may sustain in any way related to the failure of the Servicer, if it is an Affiliate thereof, or the failure of the Depositor to perform their respective duties in compliance with the terms of this Agreement. The Depositor shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement and the Depositor shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Depositor, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may, if necessary, reimburse the Depositor from amounts otherwise distributable on the Class R Certificates if the claim is made with respect to this Agreement for all amounts advanced by it pursuant to the preceding sentence, except when the claim relates directly to the failure of a Servicer, if it is, or is an Affiliate of, the Depositor, to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Depositor to perform its duties in compliance with the terms of this Agreement.


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


     (c) The Depositor agrees to indemnify the Trust Fund for any liability arising from the naming of the Trust Fund as a defendant in its capacity as an assignee of the lender in an action under the Riegle Community Development and Regulatory Improvement Act of 1994.

     Section 9.02 Merger or Consolidation of the Depositor and
                  the Servicer.

     The Servicer and the Depositor will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving person to any Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of FNMA or FHLMC. The Servicer shall send notice of any such merger or consolidation to the Trustee, the Rating Agencies and the Certificate Insurer.

     Section 9.03 Limitation on Liability of the Servicer and Others.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

     Section 9.04 Servicer Not to Resign.

     The Servicer shall not assign this Agreement or any part thereof nor resign from the obligations and duties hereby imposed on it except (i) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 1A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 1A Majority Certificateholders, (ii) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 2A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 2A Majority Certificateholders or (iii) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the

Trustee, the Depositor and the Certificate Insurer, which Opinion of Counsel shall be in form and substance acceptable to the Trustee and the Certificate Insurer. No such resignation shall become effective until a successor has assumed such Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

     Section 9.05 Representations of the Servicer.

     The Servicer hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

          (a) The Servicer is a federally chartered stock savings bank and has been duly organized and is validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer or exempt from such licensing or qualification; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

          (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such of the other documents to which it is a party;

          (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or


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


     result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; and

          (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement.

     Section 9.06 Accounting Upon Resignation or Termination of Servicer.

     Upon resignation of the Servicer under Section 9.04 or upon termination of the Servicer under Section 10.01, the Servicer shall:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in the Sub-Pool 1 Principal and Interest Account or the Sub-Pool 2 Principal and Interest Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and


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


          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.


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

                                    ARTICLE X

                                     DEFAULT


     Section 10.01 Events of Default.

     (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say, with respect to a Sub-Pool:

          (i)(A) an Event of Nonpayment which continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder and, in the case of an Event of Nonpayment described in clause (i) or (ii) of the definition thereof, the insufficiency referred to in such clause (i) or (ii) does not result from a failure by the Certificate Insurer to perform in accordance with the terms of this Agreement with respect to such Sub-Pool or the Certificate Insurance Policy or a failure by the Trustee to perform in accordance with this Agreement with respect to such Sub-Pool; (B) the failure by the Servicer to make any required Servicing Advance with respect to a Sub-Pool, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the related Certificateholders and which continues unremedied for a period of 20 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; (C) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the related Class A Interest Remittance Amount; or (D) any other failure by the Servicer to remit to the related Certificateholders, or to the Trustee for the benefit of the related Certificateholders, any payment required to be made by the Servicer under the terms of this Agreement, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the Certificateholders and which continues unremedied for a period of 20 days after the date upon which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth herein, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or


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


          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property, which appointment shall continue unremedied for a period of 30 days after the Servicer has received notice of such default; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, any of which shall continue unremedied for a period of 30 days after the Servicer has received notice of such default;

     (b) then, and in each and every such case so long as such Event of Default shall not have been remedied, (x) in the case solely of clause (i)(C) above, if such Monthly Advance is not made by 4:00 p.m. Chicago time on the Determination Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Certificate Insurer (e.g., a wire reference number communicated by the sending bank; the Certificate Insurer shall notify the Trustee if the Certificate Insurer receives satisfactory evidence that such funds have been sent), by 12:00 Noon New York City time on the following Business Day, the Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Monthly Advance and assume, pursuant to Section 10.02, the duties of a successor Servicer with respect to such Sub-Pool, and (y) in the case of clauses (i)(A),
(i)(B), (i)(D), (ii), (iii), (iv) and (v) above, the Majority Certificateholders of the related Sub-Pool(s) affected by such Event of Default, by notice in writing to the Servicer and a Responsible Officer of the Trustee and subject to the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld, may, in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer hereunder with respect to the Sub-Pool(s) affected by such Event of Default and in and to the Mortgage Loans of the Sub-Pool(s) affected by such Event of Default and the proceeds thereof, as servicer. Upon receipt by the Servicer of a second written notice (except relative to clause
(i)(C) above) from the Majority Certificateholders of the related Sub-Pool stating that they intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement with respect to such Sub-Pool, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee and the Trustee is


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


hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the related Mortgage Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder with respect to the related Sub-Pool, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the related Principal and Interest Account or thereafter received with respect to the Mortgage Loans of the related Sub-Pool. For the purposes of exercising the remedies set forth in Section 10.01 above, with respect to clauses (i), (iii),
(iv) and (v) of Section 10.01(a) above, the Certificate Insurer shall be deemed to be the Majority Certificateholder for a Sub-Pool for so long as the Certificate Insurance Policy shall be in effect and the Certificate Insurer shall be in full compliance with its payment obligations thereunder. If, however, the Certificate Insurer fails to exercise any of its rights under this
Section 10.01 in respect of such clauses (i), (iii), (iv) and (v), it shall not be deemed to be the Majority Certificateholder for such Sub-Pool for the purposes of such clauses. For the purposes of clause (ii), either the Certificate Insurer with the consent of the Trustee or the Majority Certificateholders of the related Sub-Pool(s) affected by such Event of Default may direct the appropriate remedial action provided in this Section.

     The Trustee shall not be deemed to have knowledge of an Event of Default (except an Event of Default pursuant to Section 10.01(a)(i)(A) above relating to an Event of Nonpayment or the failure to make a Monthly Advance) unless a Responsible Officer has received written notice thereof.

     (c) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Nonpayment known to a Responsible Officer of the Trustee, the Trustee shall promptly notify the Certificate Insurer of such occurrence with respect to such Sub-Pool. During the thirty (30) day period following receipt of such notice, the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such Event of Nonpayment is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the latter, the Servicer may not be terminated with respect to such Sub-Pool, unless and until an Event of Default unrelated to such Event of Nonpayment has occurred and is continuing, whether or not the Servicer has cured such Event of Nonpayment. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the former, the Certificate Insurer or the Majority Certificateholders of the related Sub-Pool, as the case may be, may terminate the Servicer in accordance with Section 10.01(b) above, provided that the Trustee shall have until the 60th day following the date of receipt of notice of the Event of Nonpayment to either assume the servicing for the related Sub-Pool or appoint a successor servicer for the related Sub-Pool pursuant to Section 10.02.

     If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the Event of Nonpayment with


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


respect to such Sub-Pool, the decision of the Certificate Insurer shall control; provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

     The Trustee shall promptly notify Moody's and S&P of the occurrence of an Event of Default known to a Responsible Officer of the Trustee.

     Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which the Servicer would have been entitled pursuant to Sections 5.04(i) through (ix), and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     Section 10.02 Trustee to Act; Appointment of Successor.

     On and after the time the Servicer receives a notice of termination pursuant to Section 10.01 above, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, the Trustee shall be, with respect to such Sub-Pool, the successor in all respects to the Servicer in its capacity as servicer under this Agreement with respect to such Sub-Pool and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the Trustee shall have no liability or obligation hereunder in respect of any period prior to becoming such successor, whether for acts or omissions of any prior servicer or otherwise. The Trustee, as successor to the Servicer, shall be obligated to make advances pursuant to Sections 6.09, 6.10, 5.10 or 5.14 unless, and only to the extent, the Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(ii), 6.06(c)(A)(X)(xviii) and (xix) or 6.06(c)(A)(Y)(xiii) and (xiv) with respect to Sub-Pool 1, or 6.06(c)(B)(X)(v) and (vi) or 6.06(c)(B)(Y)(iv) and (v) with respect to Sub-Pool 2 above, such determination to be evidenced by a certification of a Responsible Officer of the Trustee delivered to the Certificate Insurer. Subject to its determination that such advances would not be recoverable in accordance with the foregoing, the Trustee, as successor to the Servicer, shall be obligated to advance any amount described in clause
(c)(vii) of the definition of Class A Principal Remittance Amount. As compensation therefor, the Trustee, or any successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the related Principal and Interest Account pursuant to Section 5.04 above if the Servicer had continued to act as servicer hereunder, together with other servicing compensation as provided in Sections 7.01 and 7.03 above. In no event shall the Trustee or the Trust Fund acquire any rights to the Depositor's Yield.

     The Trustee also shall have the right to elect to be successor to the Servicer with respect to less than all of the responsibilities, duties and liabilities relating thereto placed on the

Servicer by the terms and provisions hereof, and shall be entitled to select such responsibilities and duties (and related liabilities) and appoint a successor servicer to perform the other responsibilities (and related liabilities). In the event that the Trustee makes such election, the aggregate compensation payable to the Trustee and the successor servicer may be equal to (but shall not be in excess of) that set forth in Section 7.03, the breakdown of such compensation between the Trustee and such successor servicer to be determined by them. In the event the Trustee makes such election, it shall provide prompt written notice to the Depositor, which notice shall identify the successor servicer, the portion of the responsibilities, duties and liabilities to be performed by the Trustee and the Servicer and the portion of the compensation of the Servicer which is to be paid to each of the Trustee and such successor servicer.

     Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders of the affected Sub-Pool(s) or the Certificate Insurer so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer, which acceptance shall not be unreasonably withheld, that has a net worth of not less than $15,000,000 and which is approved as a servicer by FNMA and FHLMC as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the related Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as successor servicer until another successor servicer reasonably acceptable to the Certificate Insurer has been appointed.

     Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such


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compensation shall be in excess of that permitted the Servicer pursuant to
Section 7.03, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement. The Servicer, the Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 10.03 Waiver of Defaults.

     The Majority Certificateholders with respect to a Sub-Pool, on behalf of all Certificateholders with respect to such Sub-Pool, and subject to the consent of the Certificate Insurer, or the Certificate Insurer, may waive any events permitting removal of the Servicer as servicer with respect to a Sub-Pool pursuant to this Article X; provided, however, that neither the Majority Certificateholders nor the Certificate Insurer may waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to Moody's and S&P.

     Section 10.04 Trigger Event.

     (a) Upon the determination by the Certificate Insurer that a Trigger Event with respect to a Sub-Pool has occurred, the Certificate Insurer shall give notice of such Trigger Event to the Servicer, the other parties hereto, Moody's and S&P. Upon such determination, the Certificate Insurer may direct the Trustee to terminate the Servicer with respect to the related Sub-Pool.

     (b) Upon receipt of direction to remove the Servicer with respect to the related Sub-Pool pursuant to the preceding clause (a), the Trustee shall notify the Servicer that it has been terminated with respect to such Sub-Pool and the Servicer shall be terminated with respect to such Sub-Pool in the same manner as specified in Sections 10.01 and 10.02.


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                                   ARTICLE XI

                                   TERMINATION


     Section 11.01 Termination.

     Subject to Section 11.02, this Agreement shall terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than the later of (i) twenty-one years after the death of the last lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James's, alive on the date hereof or (ii) the latest possible maturity date specified in
Section 13.01(l).

     Subject to Section 11.02, the Servicer may, at its option, terminate its rights and obligations under this Agreement, on any date on which the Pool Principal Balance is less than or equal to 5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amounts, by purchasing, on the next succeeding Remittance Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the excess, if any, of
(1) the sum of (x) (i) 100% of the Principal Balance of each outstanding Mortgage Loan, and (ii) 30 days' interest on the amount described in clause (x) at a rate equal to the related Net Mortgage Rate; but in no event less than the sum of the weighted average of the Class 1A Pass-Through Rates, with respect to Sub-Pool 1, or the Class 2A Pass-Through Rate, with respect to Sub-Pool 2, and
(y) the appraised value of each REO Property, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee in their reasonable discretion (and approved by the Certificate Insurer in its reasonable discretion), over (2) the amounts (other than the Termination Price being calculated pursuant to this paragraph) that will constitute the Available Remittance Amount for such Remittance Date (including without limitation, the amounts to be transferred to the related Certificate Account on the Determination Date immediately preceding such Remittance Date pursuant to the second following paragraph), to the extent such other amounts represent collections on the Mortgage Loans and REO Properties of principal not yet applied to reduce the related Principal Balance thereof or interest therein at the related Net Mortgage Rate accrued from and after the respective Due Dates in the Due Period next preceding the related Due Period. In connection with any such purchase, the Servicer shall also pay any outstanding and unpaid fees and expenses of the Trustee and the Certificate Insurer relating to this Agreement that such parties would otherwise have been entitled to pursuant to Sections
12.05 and 6.03(a), in the case of the Trustee, and Section 6.04, in the case of the Certificate Insurer.

     Any such purchase by the Servicer shall be accomplished by remitting to the Trustee for deposit into the related Certificate Account on the Determination Date immediately preceding the Remittance Date on which the purchase is to occur the amount of the Termination Price. On the same day that the Termination Price is deposited into the related Certificate


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


Account, any amounts then on deposit in the Principal and Interest Account with respect to such Sub-Pool (other than Excess Spread, any amounts not required to have been deposited therein pursuant to Section 5.03 and any amounts withdrawable therefrom by the Servicer pursuant to Section 5.04(ii), (iii) and
(vii)) shall be transferred to the related Certificate Account for distribution to the related Certificateholders on the final Remittance Date; and any amounts received by the Servicer with respect to the Mortgage Loans and REO Properties in such Sub-Pool subsequent to such transfer shall belong to the Person purchasing the Mortgage Loans and REO Properties relating to such Sub-Pool. For purposes of calculating the Available Remittance Amount with respect to a Sub-Pool for the final Remittance Date, amounts transferred to the related Certificate Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Remittance Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to Section 5.04(i). The Termination Price remitted to the Trustee for deposit into the related Certificate Account shall be in proportion to the outstanding Mortgage Loans and REO Properties in such Sub-Pool.

     Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and the related Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to the Trustee to be forwarded to the related Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying
(i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. On the final Remittance Date, the Trustee shall distribute or credit, or cause to be distributed or credited, the Amount Available for such Remittance Date in accordance with Section 6.06(c). The obligations of the Certificate Insurer under this Agreement shall terminate upon the deposit by the Servicer or the Certificate Insurer, as applicable, with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above, reduction of the Class 1A Principal Balance and the Class 2A Principal Balance to zero and payment of any amount set forth in clause (c)(vii) of the definition of Class A Principal Remittance Amount.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets of the Trust Fund which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee upon transfer


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


of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment.

     Section 11.02 Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 11.01 above, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in
Section 860F of the Code, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

          (i) The Servicer shall establish a 90-day liquidation period for the Trust Fund REMIC, and specify the first day of such period in a statement attached to the Trust Fund REMIC's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund REMIC, under
     Section 860F of the Code and the regulations thereunder;

          (ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Servicer shall sell or otherwise dispose of all of the remaining assets of the Trust Fund REMIC, in accordance with the terms hereof; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund REMIC shall terminate at that time.

     (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer, if it chooses to do so, to specify the 90-day liquidation period on the final Tax Return of the Trust Fund REMIC, which authorization shall be binding upon all successor Certificateholders.

     Section 11.03 Depositor's Right to Depositor's Yield Absolute.

     The Depositor's right to receive the Depositor's Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer hereunder, the resignation of the Servicer or the termination of this Agreement. The Depositor's right to receive the Depositor's Yield shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Depositor under this Agreement or any default by the Depositor of any of its obligations or covenants under this Agreement. The Depositor shall have the right to assign any or all of its rights in and to the


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


Depositor's Yield, without notice to or the consent of any party of this Agreement or any Certificateholder.


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


                                   ARTICLE XII

                                   THE TRUSTEE


     Section 12.01 Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and has not been cured or waived, the Trustee shall, except in those cases in which it is required by the terms of this Agreement to follow the direction of the Certificate Insurer or the Rating Agencies, exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall notify the Certificate Insurer and request written instructions as to the action the Certificate Insurer deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements or opinions, reports, documents, orders or instruments furnished to the Trustee and conforming to the requirements of this Agreement;


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


          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Certificate Insurer, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or any of them relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except a default or Event of Default set forth under Section 10.01(a)(i)(A) or 10.01(a)(i)(C)) unless a Responsible Officer of the Trustee shall have actual knowledge thereof or have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default;

          (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

          (vi) Subject to any express requirement of this Agreement and until such time as the Trustee shall be the successor to the Servicer and without otherwise limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund,
     (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; and


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


          (vii) The Trustee shall not be deemed a fiduciary for the Certificate Insurer in its capacity as such, except to the extent the Certificate Insurer has made an Insured Payment and is thereby subrogated to the rights of the Certificateholders with respect thereto.

     Section 12.02 Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 12.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except in those cases in which the Trustee is required by the terms of this Agreement to follow the direction of the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from such Servicer's own funds;

          (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

          (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund REMIC, unless the Trustee shall have received from the Depositor an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund REMIC will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any of the Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     Section 12.03 Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document (including any document comprising a part of the Mortgage
File). The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn by any Servicer from the Principal and Interest Accounts. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor to the Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement.


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


     Section 12.04 Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

     Section 12.05 Servicer to Pay Trustee's Fees and Expenses.

     The Servicer and the Depositor, jointly and severally, covenant and agree to pay to the Trustee annually, from amounts on deposit in the Trustee Expense Accounts, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all routine services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and routine duties hereunder of the Trustee, and the Servicer and the Depositor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund, other than the Trustee Expense Accounts, for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee exceed the Annual Trustee Expense Amounts, the Servicer and/or the Depositor shall reimburse the Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section
6.03. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, jointly and severally, by the Servicer and the Depositor and held harmless against any loss, liability or expense (including legal fees and expenses) (i) incurred in connection with any legal action relating to this Agreement, the Prospectus or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer and the Depositor under this Section 12.05 shall survive termination of the initial Servicer and payment of the Certificates with respect to any Sub-Pool, and shall extend to any co-trustee or separate-trustee appointed pursuant to this Article XII.

     Section 12.06 Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (i) a bank organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund assets on behalf of the Certificateholders, (iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits shall be rated at least "BBB" by S&P and Baa2 by Moody's (except as provided herein) or such lower long-term deposit rating by S&P as may be approved in writing by the Certificate Insurer and S&P or the Certificate Insurer and Moody's, as the case may be (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable


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


to the Certificate Insurer as evidenced in writing. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 12.06, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 12.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
12.07 hereof.

     Section 12.07 Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Rating Agencies and the Certificate Insurer, not less than 60 days before the date specified in such notice when such resignation is to take effect. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Certificate Insurer by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by any Servicer, or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee and the Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     If the Trustee fails to perform in accordance with the terms of this Agreement, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed. A copy of such instrument shall be delivered to the Certificate Insurer by the Servicer.

     The Depositor may, in its discretion, remove the Trustee with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, without cause. The


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


Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of
Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee which satisfies the eligibility requirements of Section 12.06 as provided in Section 12.08.

     Section 12.08 Successor Trustee.

     Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall, to the extent necessary, deliver to the successor trustee, or Custodian, if any, all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
12.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06 and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 12.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 12.09 Merger or Consolidation of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or bank succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or bank shall be eligible under the


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provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 12.10 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be approved by the Certificate Insurer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee, and a copy thereof shall be forwarded by the Trustee to the Certificate Insurer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall


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


not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 12.11 Tax Returns.

     The Trustee, upon request, will promptly furnish the Servicer with all such information as may reasonably be required in connection with the Servicer's preparation of all Tax Returns of the Trust Fund REMIC or for the purpose of the Servicer's responding to reasonable requests for information made by Certificateholders in connection with tax matters and, within five (5) Business Days of a request therefor, shall (i) sign on behalf of the Trust Fund REMIC any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to be returned in a timely manner to the Servicer for distribution to Certificateholders or filed with a government authority if required.

     Section 12.12 Appointment of Custodians.

     The Trustee may, with the consent of the Servicer and the Certificate Insurer, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article XII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Certificate Insurer. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File. Each Custodial Agreement may be amended only as provided in Section 14.02.

     Section 12.13 Trustee May Enforce Claims Without Possession of
                   Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 12.14 Suits for Enforcement.

     In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, but subject to
Section 10.01, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy,


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


as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.


     Section 12.15 Control of Remedies by Certificate Insurer and
                   Certificateholders.

     Notwithstanding anything herein to the contrary, the Certificate Insurer or the Class 1A and Class 2A Majority Certificateholders, with the consent of the Certificate Insurer, may direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund; provided, that:

          (i) such direction shall not be unlawful or in conflict with this Agreement;

          (ii) the Trustee shall have been provided with indemnity satisfactory to it;

          (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (iv) that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.


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


                                  ARTICLE XIII

                                REMIC PROVISIONS


     Section 13.01 REMIC Administration.

     (a) The Servicer shall make an election to treat the Trust Fund REMIC as a REMIC under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund REMIC, the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 and Class 2A Certificates shall be designated as the "regular interests", and the Class R Certificates shall be designated as the sole class of "residual interests" in the Trust Fund REMIC. The Servicer shall not permit the creation of any "interests" in the Trust Fund REMIC (within the meaning of Section 860G of the Code) other the than interests represented by the Certificates.

     (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Servicer shall hold the Tax Matters Person Residual Interest Certificate representing a 0.01% Percentage Interest of the Class R Certificates and is designated as the Tax Matters Person of the Trust Fund REMIC, as provided under Treasury regulations Section 1.860F-4(d) and temporary Treasury regulations Section 301.6231(a)(7)-1(a). The Servicer, as Tax Matters Person, shall (i) act on behalf of the Trust Fund REMIC, in relation to any tax matter or controversy involving such REMIC and (ii) represent the Trust Fund REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Servicer to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund REMIC. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute Servicing Advances and the Servicer shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Servicer's willful misfeasance, bad faith or gross negligence.

     (d) The Servicer shall prepare or cause to be prepared all of the Tax Returns in respect of the Trust Fund REMIC created hereunder and deliver such Tax Returns to the Trustee for signing and the Trustee shall sign and promptly return to the Servicer for filing such Tax Returns in order that the Servicer may file such Tax Returns in a timely manner. The expenses of preparing and filing such returns shall be borne by the Servicer without any right of reimbursement therefor.

     (e) The Servicer shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC


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


Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Servicer shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

     (f) To the extent that the affairs of the Trust Fund are within its control and the scope of its specific responsibilities under this Agreement, the Servicer shall take such action and shall cause the Trust Fund REMIC created under this Agreement to take such action as shall be reasonably necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist it, to the extent reasonably requested by it). The Servicer shall not knowingly or intentionally take any action, cause the Trust Fund REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Servicer has received an Opinion of Counsel to the effect that the contemplated action will not, with respect to the Trust Fund REMIC created hereunder, endanger such status or result in the imposition of such a tax. If the Servicer has delivered to the Trustee an Opinion of Counsel indicating that an action or omission of the Trustee not otherwise required hereby may result in an Adverse REMIC Event, the Trustee shall not take such action, or omit taking such action, as the case may be. In addition, prior to taking any action with respect to the Trust Fund REMIC or its assets, or causing the Trust Fund REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Servicer or its designee with respect to whether such action may cause an Adverse REMIC Event and the Trustee shall not take any such action or cause the Trust Fund REMIC to take any such action as to which the Servicer has advised it in writing that an Adverse REMIC Event may occur. If the Trustee so consults with the Servicer and the Servicer fails to respond within three Business Days, the Trustee may take such action, provided that such action would not otherwise constitute a breach of this Agreement. The Servicer may consult with counsel as to the rendering of such written advice, and the cost of such consultation and the production of any Opinions of Counsel, or written advice, shall be borne by the party seeking to take the action not otherwise permitted by this Agreement; provided, however that in no event shall the Trustee be liable or responsible for such costs. The Trustee may conclusively presume that any action taken or omitted at the written direction or request of the Servicer will not result in an Adverse REMIC Event, and the Trustee shall not be liable or responsible for any Adverse REMIC Event arising out of or resulting from any such action or omission.

     (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund REMIC, as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) against the party the actions of which gave rise to such taxes and (ii) otherwise against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

     (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Servicer shall deliver to the Trustee a Certificate from a Responsible Officer of the Servicer stating the Servicer's compliance with this Article XIII.

     (i) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund REMIC on a calendar year and on an accrual basis, to the extent such books and records are maintained pursuant to this Agreement.

     (j) After the 90-day period commencing on the Startup Day, the Servicer shall not accept any contributions of assets to the Trust Fund REMIC, unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Servicer nor the Trustee shall enter into any arrangement by which the Trust Fund REMIC will receive a fee or other compensation for services nor permit the Trust Fund REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.


     (l) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" of the Class A Certificates and the date by which the Class 1A Principal Balance and the Class 2A Principal Balance would be reduced to zero is September 27, 2027 which is the Remittance Date immediately following the latest scheduled maturity of any Mortgage Loan.


     (m) Upon any termination of, or appointment of any successor to, the Servicer with respect to the last Sub-Pool covered under this Agreement hereunder, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the successor Servicer. If a successor Servicer has not been appointed by the Trustee, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the Depositor who shall serve as the related Tax Matters Person until such time as the Trustee appoints a successor Servicer. Any entity appointed by the Trustee as successor Servicer shall agree to hold the related Tax Matters Person Residual Interest Certificates as a condition to its appointment as Servicer.

     (n) All expenses incurred by the Servicer in performing its duties under this Article XIII (other than as provided in Section 13.01(d) and expenses for salaries of its own employees and overhead) shall constitute Servicing Advances under this Agreement.

     Section 13.02 Prohibited Transactions and Activities.

     Neither the Depositor, the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund REMIC pursuant to Article XI or (iv) a purchase of Mortgage Loans pursuant to Articles II or III), nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the Trust Fund REMIC after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition) indicating that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund REMIC as a REMIC or (b) cause the Trust Fund REMIC to be subject to a tax on "prohibited transactions", "contributions" or, except as otherwise provided for in this Agreement, "net income from foreclosure property" pursuant to the REMIC Provisions.

     Section 13.03 Servicer and Trustee Indemnification.

     (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee's covenants set forth in
Article XII or this Article XIII.

     (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer's covenants set forth in Articles V, VII, IX or this Article XIII with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain material errors or omissions.


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


                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS


     Section 14.01 Acts of Certificateholders.

            Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders with respect to a Sub-Pool if the Majority Certificateholders of the related Sub-Pool agree to take such action or give such consent or approval.

     Section 14.02 Amendment.

     (a) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer by written agreement upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders, to cure any error or ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions hereof, to evidence any succession to the Servicer, to comply with any changes in the Code, to amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund REMIC as a REMIC under the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or any Custodial Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 14.02.

     (b) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer and with the consent of the Certificate Insurer and (i) the Class 1A Majority Certificateholders in the case of an amendment affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment affecting the Class 2A Certificates; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the Trust Fund REMIC as a REMIC or cause a tax to be imposed on the Trust Fund REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

     (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     In connection with the solicitation of consents of Certificateholders pursuant to this Section 14.02, upon written request of the Depositor, the Trustee shall provide written copies of the current Certificate Register to the Depositor.

     Section 14.03 Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the Majority Certificateholders of both Sub-Pools, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 14.04 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 14.05 Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 14.06 Notices.

     (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of Superior Bank, as Depositor, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Depositor, (ii) in the case of Lee Servicing Company, a division of Superior Bank FSB, as Servicer, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer,
(iii) in the case of the Trustee, LaSalle National Bank, 135 S. LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Department -AFC 1996-4, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of Moody's, 99 Church Street, New York, New York 10007 Attention: Home Equity Loan Monitoring Group, (vi) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004 Attention: Residential Mortgage Surveillance Group, and (vii) in the case of the Certificate Insurer, Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Group Leader -- Research and Risk Management. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

     (b) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

          4. The repurchase or substitution of Mortgage Loans; and

          5. The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1. Each report to Certificateholders described in Section 6.08;

          2. Each annual statement as to compliance described in Section 7.04;
     and

          3. Each annual independent public accountants' servicing report described in Section 7.05.

     Section 14.07 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 14.08 No Partnership.

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

     Section 14.09 Counterparts.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 14.10 Successors and Assigns.

     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and assigns.

     Section 14.11 Headings.

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 14.12 The Certificate Insurer.

     The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce any provisions hereof as if a party hereto. Any right conferred to the Certificate Insurer with respect to a Sub-Pool shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. At such time as the Certificates with respect to a Sub-Pool are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder with respect to such Sub-Pool remain unpaid, the Certificate Insurer's rights hereunder with respect to such Sub-Pool shall terminate.

     Section 14.13 Paying Agent.

     The Trustee hereby accepts appointment as Paying Agent. The Trustee may, subject to the eligibility requirements for the Trustee set forth in Section 12.06, other than Section 12.06(iv), appoint one or more other Paying Agents or successor Paying Agents.

     Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee with a copy being sent to the Certificate Insurer.

     Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

          (1) allocate all sums received for distribution to the Holders of Certificates of each Class for which it is acting as Paying Agent on each Remittance Date among such Holders in the proportion specified by the Trustee; and

          (2) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

     Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

     In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

     Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificate Insurer and the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

     Section 14.14 Actions of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or either Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee may require additional proof of any matter referred to in this Section 14.14 as it shall deem necessary.

     Section 14.15 Grant of Security Interest.

     It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and all other assets constituting the Trust Fund, by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans and such other assets constituting the Trust Fund by the Depositor and not a pledge by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans and other assets constituting the Trust Fund are held to be property of the Depositor, then it is the express intent of the parties that such conveyance be deemed as a pledge of the Mortgage Loans and all other assets constituting the Trust Fund to the Trustee to secure a debt or other obligation of the Depositor and this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code and the conveyances provided for in Section 2.01 hereof shall be deemed a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all other assets constituting the Trust Fund. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other assets constituting the Trust Fund for the purpose of securing to the Trustee the performance by the Depositor of the obligations under this Agreement. Notwithstanding the foregoing, the parties hereto intend the conveyances pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and all other assets constituting the Trust Fund by the Depositor to the Trustee. The Depositor and the Trustee (at the written direction and expense of the Depositor) shall take such actions as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement. Without limiting the generality of the foregoing, the Servicer shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the Trustee's security interest in or lien on the Mortgage Loans, including, without limitation, (x) continuation statements and (y) such other statements as may be occasioned by (i) any change of name of the Depositor or Trustee, (ii) any change of location of the place of business or the chief executive office of the Depositor or (iii) any transfer of any interest of the Depositor in any Mortgage Loan.

     IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                     SUPERIOR BANK FSB, in all of its capacities
                                       as contemplated hereby


                                     By: /s/ WILLIAM C. BRACKEN
                                         ---------------------------------------
                                         Name:  William C. Bracken
                                         Title: Chief Financial Officer
                                                Senior Vice President



                                     LEE SERVICING COMPANY, a division of
                                       Superior Bank FSB, as Servicer


                                     By: /s/ WILLIAM C. BRACKEN
                                         ---------------------------------------
                                         Name:  William C. Bracken
                                         Title: Chief Financial Officer
                                                Senior Vice President



                                     LASALLE NATIONAL BANK, as Trustee


                                     By: /s/ SHASHANK MISHRA
                                         ---------------------------------------
                                         Name:  Shashank Mishra
                                         Title: Vice President

State of          )
                  ) ss.:
County of         )


     On the __th day of September, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Superior Bank FSB, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ----------------------------------------
[SEAL]                                              Notary Public


                                        My Commission expires ____________

State of          )
                  ) ss.:
County of         )


      On the __th day of September, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Lee Servicing Company, a division of Superior Bank FSB, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ----------------------------------------
[SEAL]                                              Notary Public


                                        My Commission expires ____________

State of          )
                  ) ss.:
County of         )


     On the __th day of September, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared Shashank Mishra known to me to be Vice President of LaSalle National Bank, the banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ----------------------------------------
[SEAL]                                              Notary Public


                                        My Commission expires ____________

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

     1. The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof "Pay to the order of _________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of September 1, 1997, Series 1997-3] without recourse" and signed, by facsimile or manual signature, by such last endorsee.

     2.   Either: (i) the original Mortgage, with evidence of recording thereon,
          (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

     3. Either: (a) (1) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (2) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (b) if an original Assignment of Mortgage has not yet been provided in accordance with clause (a), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (c) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

     4. The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, and, with respect to a Manufactured Home Loan, a manufactured housing unit

          (American Land Title Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in the title policy.

     5. Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Depositor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

     6. Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

     7. Proof of hazard insurance in the form of the declaration page of a hazard insurance policy together with a direction to the insurer or agent to add the name of the mortgagee, its successors and assigns, as mortgagee/loss payee, or hazard insurance policy endorsement that names the Depositor, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount except with respect to those Mortgage Loans purchased by the Depositor from an investor as to which such proof of hazard insurance shall be delivered not later than 180 days after the Closing Date and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

     8.   With respect to each Multifamily Loan and Sub-Pool 1 Mixed Use Loan,
          (i) if such item is a document separate from the Mortgage either (a) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (b) if the original of such Assignment of Leases has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for filing; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either (a) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (b) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with evidence of filing thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement(s) has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

     9. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

     10.  Residential loan application.

     11.  Verification of employment and income, and tax returns, if any.

     12.  Credit report on the mortgagor.

     13. The full appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

     14. With respect to Sub-Pool 1, to the extent that such Sub-Pool 1 Mortgage Loan is secured by a second priority lien, a verification of the first mortgage.

     15. All other papers and records developed or originated by the Depositor or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT B-1

                         [FORM OF CLASS 1A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate


            Series 1997-3                Original Class 1A
            Class                        Principal Balance:
            1A[-1][-2][-3][-4][-5]       $___________.

            No. __________
                                         Original Dollar Amount as of the
            Date of Pooling and          Closing Date Represented by this
            Servicing Agreement:         Certificate:
            September 1, 1997            $_______________.

            Servicer:                    Percentage Interest of
            Lee Servicing Company,       this Certificate:
            a division of                       %
            Superior Bank FSB

                                         Original Sub-Pool 1 Principal
            First Remittance Date:       Balance: $_____________
            October 27, 1997
                                         Original Sub-Pool 1 Pre-Funded
            Closing Date:                Amount:
            September __1997             $_____________

            Class 1A[-1][-2][-3][-4]     Latest Scheduled Maturity Date of
            [-5]                         the Class A Certificates:
            Pass-Through Rate:           ___________ 1, 20__
            [variable][____%]
                                         Trustee:  LaSalle National Bank
            CUSIP #:


     This certifies that is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 1A[-1][-2][-3][-4][-5] Certificates of the above referenced series (the "Class 1A[-1][-2][-3][-4][-5] Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Sub-

Pool 1 Initial Mortgage Loans is September 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on October 27, 1997, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month next preceding the month of such distribution (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 1A[-1][-2][-3][-4][-5] Certificates on such Remittance Date pursuant to Section 6.06 of the Agreement. Notwithstanding the foregoing, the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to Certificateholders of record as of the Closing Date.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                LASALLE NATIONAL BANK,
                                  as Trustee


                                By:
                                   -----------------------------------
                                      Authorized Officer




Dated:________________________
(Seal)






                          CERTIFICATE OF AUTHENTICATION


      This is a Class 1A[-1][-2][-3]][-4][-5] Certificate referred to in the within-mentioned Agreement.

                              LASALLE NATIONAL BANK, as Certificate Registrar


                              By:
                                 -------------------------------------
                                     Authorized Officer

                                   EXHIBIT B-2

                         [FORM OF CLASS 2A CERTIFICATE]

                                  [DTC LEGEND]

                  AFC Mortgage Loan Asset Backed Certificate


            Series 1997-3                Original Class 2A
            Class 2A                     Principal Balance:
                                         $___________.
            No._____
                                         Original Dollar Amount as of the
            Date of Pooling and          Closing Date Represented by this
            Servicing Agreement:         Certificate:
            September 1, 1997            $_______________.

            Servicer:                    Percentage Interest of
            Lee Servicing Company,       this Certificate:
            a division of                     %
            Superior Bank FSB
                                 Original Sub-Pool 2 Principal
                                         Balance: $______________
            First Remittance Date:
            October 27, 1997             Original Sub-Pool 2 Pre-Funded
                                         Amount:
            Closing Date:                $_____________.
            September __, 1997
                                         Latest Scheduled Maturity Date of
            CUSIP #:                     the Class A Certificates:
                                         ___________ 1, 20__

                                         Trustee:  LaSalle National Bank

     This certifies that _________________ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 2A Certificates of the above referenced series (the "Class 2A Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Sub-Pool 2 Initial Mortgage Loans is September 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on October 27, 1997, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month next preceding the month of such distribution (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 2A Certificates on such Remittance Date pursuant to Section
6.06 of the Agreement. Notwithstanding the foregoing, the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to the Certificateholders of record as of the Closing Date.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

            IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                    LASALLE NATIONAL BANK,
                                      as Trustee


                                    By:
                                       ------------------------------------
                                          Authorized Officer




Dated:________________________
(Seal)






                          CERTIFICATE OF AUTHENTICATION


      This is a Class 2A Certificate referred to in the within-mentioned Agreement.

                              LASALLE NATIONAL BANK, as Certificate Registrar


                              By:
                                 -------------------------------------
                                     Authorized Officer

                                   EXHIBIT B-3

                          [FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF (1) THE PROPOSED TRANSFEREE PROVIDES TO THE TRUSTEE AN AFFIDAVIT STATING AMONG OTHER THINGS THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE AND (2) THE PROPOSED TRANSFEROR PROVIDES TO THE TRUSTEE A CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEROR HAS NO KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE AND NO PURPOSE OF SUCH PROPOSED TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS SUCH TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), UNLESS THE SERVICER AND THE TRUSTEE ARE PROVIDED WITH A CERTIFICATION AND AN

OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SERVICER AND THE TRUSTEE THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR CAUSE THE SERVICER OR THE TRUSTEE TO BE DEEMED A FIDUCIARY OF SUCH PLAN OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER THE CODE.

                  AFC Mortgage Loan Asset Backed Certificate

            Series 1997-3                     Percentage Interest of
            Class R                           this Certificate:
                                              _____%
            No. ______

            Date of Pooling and               Original Pool Principal Balance:
            Servicing Agreement:              $________________.
            September 1, 1997
                                              Original Pre-Funded Amount:
            Servicer:                         $___________.
            Lee Servicing Company, a
            division of Superior Bank FSB     Trustee:  LaSalle National Bank

            First Remittance Date:            Closing Date:
            October 27, 1997                  September __, 1997

     This certifies that ___________________ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class R Certificates of the above referenced Series (the "Class R Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Initial Mortgage Loans is September 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on October 27, 1997, the Trustee or a Paying Agent shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amounts required to be distributed to the Holders of the Class R Certificates on such Remittance Date pursuant to the Agreement. Notwithstanding the foregoing, the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to the Certificateholders of record as of the Closing Date.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

     As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, execution and/or delivery by the proposed transferor and/or transferee, as appropriate, the Resale Certification (Exhibit D to the Agreement), and, if required by the Trustee, an opinion of counsel relating to the exemption from registration under the 1933 Act pursuant to which the proposed transfer is to be made, the Transfer Affidavit (Exhibit J to the Agreement) and Transfer Certificate (Exhibit J-1 to the Agreement) described in
Section 4.02(c)(ii) of the Agreement, and, if the proposed transferee is a Plan, the certification and opinion of counsel described on the front of this Certificate, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form of Exhibit E to the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                    LASALLE NATIONAL BANK,
                                      as Trustee


                                    By:
                                       --------------------------------
                                          Authorized Officer






Dated:________________________
(Seal)






                          CERTIFICATE OF AUTHENTICATION


      This is a Class R Certificate referred to in the within-mentioned
      Agreement.

                                    LASALLE NATIONAL BANK,
                                      as Certificate Registrar


                                    By:
                                       ---------------------------------
                                           Authorized Officer

                                   EXHIBIT B-4

                        [Form of Reverse of Certificate]


     This Certificate is one of a duly authorized issue of Certificates designated as AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R (herein called the "Certificates") consisting of Sub-Pool 1 and Sub-Pool 2 Mortgage Loans, and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto, (ii) such assets as from time to time are identified as REO Property with respect to the related Sub-Pool or are deposited in the related Certificate Account, related Principal and Interest Account, related Trustee Expense Account, related Pre-Funding Account, related Reserve Account and the related Interest Coverage Account, including amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy (as defined below), (v) Liquidation Proceeds and
(vi) Released Mortgaged Property Proceeds (all of the foregoing being hereinafter collectively called the "Trust Fund"). The Depositor's Yield and amounts due on or before the Cut-off Date in the case of Initial Mortgage Loans or on or before a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans do not constitute part of the Trust Fund. The Class R Certificates are subordinated in right of payment to the Class A Certificates, as set forth in the Agreement.

     The Certificates do not represent an obligation of, or an interest in, the Servicer, the Depositor or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Department of Veterans Affairs or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, the Excess Spread with respect to the related Sub-Pool, the related Pre-Funded Amount, the related Initial Reserve Account Deposit, the related Interest Coverage Amount, and amounts payable under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. To the extent described in the Agreement, the Class 1A and Class 2A Certificates are cross-collateralized and, in certain circumstances, Excess Spread and principal collections on a Sub-Pool will be available to Holders of the Class A Certificates related to the other Sub-Pool. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

     Financial Guaranty Insurance Company (the "Certificate Insurer") has issued a surety bond (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

     As provided in the Agreement, deposits and withdrawals from the related Principal and Interest Account, the related Certificate Account, the related Trustee Expense Account, the related Reserve Account and the related Interest Coverage Account may be made by the Servicer or the Trustee, as the case may be, from time to time for purposes other than distributions to

Certificateholders, such purposes including reimbursement to the Servicer or the Depositor of advances made, or certain expenses incurred, by each, and the payment of fees due and owing to the Servicer, the Trustee and the Certificate Insurer.

     Subject to certain restrictions, the Agreement permits the amendment thereof by the Servicer, the Depositor and the Trustee with the consent of the Certificate Insurer, (i) the Class 1A Majority Certificateholders in the case of an amendment solely affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment solely affecting the Class 2A Certificates (although in certain limited circumstances the Agreement may be amended without the consent of any Certificateholder). The Agreement permits the related Majority Certificateholders, on behalf of all related Certificateholders, subject to the consent of the Certificate Insurer, or the Certificate Insurer, to waive any default by the Servicer in the performance of its obligations under the Agreement with respect to the related sub-Pool and its consequences, except a default in making any required distribution on a Certificate. Any such consent or waiver by the related Majority Certificateholders or the Certificate Insurer shall be conclusive and binding on the Holder of this Certificate and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form required by the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of a like Class evidencing the same undivided ownership interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties of the Sub-Pool at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the aggregate principal balance of the Mortgage Loans at the time of purchase being less than five percent (5%) of the sum of the Pool Principal Balance and the Original Pre-Funded Amounts, or (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. In no event, however, shall the Trust Fund terminate later than twenty-one years after the death of the last surviving lineal descendant of the Person named in the Agreement. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    EXHIBIT C

               PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT


                                          (date)
            To:   ____________________________

                  ____________________________

                  ____________________________  (the "Depository")

     As "Servicer" under the Pooling and Servicing Agreement, dated as of September 1, 1997, among Superior Bank FSB, as ("Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as Trustee (the "Agreement"), we hereby authorize and request you to establish two accounts, as Principal and Interest Accounts pursuant to Section 5.03 of the Agreement, to be designated as "Sub-Pool 1 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." "Sub-Pool 2 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3." All deposits in the accounts shall be subject to withdrawal therefrom by order signed by the Servicer in accordance with terms of the Agreement. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                              LEE SERVICING COMPANY, a
                                division of Superior Bank FSB


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

     The undersigned hereby certifies that the above described accounts have been established as a trust account under Account Number ___________ and Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such accounts as provided above. The amounts deposited at any time in the accounts will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.

                                    [DEPOSITORY]


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

                                    EXHIBIT D

                              RESALE CERTIFICATION

                                          ___________, 19__


[Depositor]
[Servicer]
[Trustee]
[Certificate Insurer]
[Certificate Registrar]

     Re: Class ___ Certificate, No. __ (the "Certificate"), issued pursuant to that certain Pooling and Servicing Agreement, AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, dated as of September 1, 1997 among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer and LaSalle National Bank, as Trustee
          ---------------------------------------------------------------------

Dear Sirs:

     ____________________________________________________ as registered holder
("Seller") intends to transfer the captioned Certificate to
___________________________ ("Purchaser"), for registration in the name of
____________________________.

     1. In connection with such transfer, and in accordance with Section 4.02 of the captioned Agreement, Seller hereby certifies to you the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer pursuant to Section 4.02 of the Pooling and Servicing Agreement that:

          a. The Purchaser agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement, the Certificate and the

     Custodial Agreement, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Servicer and the Seller all of the Seller's obligations as Certificateholder thereunder;

          b. The Purchaser understands that the Certificate has not been registered under the 1933 Act or the securities laws of any state;

          c. The Purchaser is acquiring the Certificate [for investment] for its own account only and not for any other person;

          d. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificate;

          e. The Purchaser has been furnished with all information regarding the Certificate that it has requested from the Seller, the Trustee or the Servicer; and

          f. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the 1933 Act or which would render the disposition of the Certificate a violation of
     Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificate.

     3. The Purchaser warrants and represents to, and covenants with, the Seller, the Servicer and the Depositor that:

          a. The Purchaser agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement;

          b. Either: (1) the Purchaser is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Purchaser is not directly or indirectly purchasing the Certificates on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) Purchaser's purchase of the Certificate(s) will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

     4. This Certification may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Resale Certification to be executed by their duly authorized officers as of the date first above written.

---------------------------------,       --------------------------------------,
Seller                                   Purchaser


By:                                      By:
   ------------------------------           -----------------------------------
Name:                                    Name:
     ----------------------------             ---------------------------------
Title:                                   Title:
      ---------------------------              --------------------------------
Taxpayer                                 Taxpayer
Identification No.                       Identification No.
                  ---------------                          --------------------

                                    EXHIBIT E

                                   ASSIGNMENT

     THIS ASSIGNMENT dated as of the ____ day of __________, 19 , by and between ___________________________________________________ ("Assignor") and
_____________________________________ ("Assignee"), provides:

     That for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Certificateholder, in, to and under that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1997, by and among LaSalle National Bank, as Trustee ("Trustee"), Superior Bank FSB, as Depositor, and Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and that certain Certificate, Class _____, No. __, Series 1997-3 (the "Certificate") issued thereunder and authenticated by the Trustee.

     2. For the purpose of inducing Assignee to purchase the Certificate from Assignor, Assignor warrants and represents that:

          a. Assignor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice, and has no knowledge of any offsets, counterclaims or other defenses available to the Servicer with respect to the Pooling and Servicing Agreement or the Certificate; and

          c. [The Assignor has no knowledge of and has not received notice of any amendments to the Pooling and Servicing Agreement or the Certificate.] [The Pooling and Servicing Agreement has been amended pursuant to _____________ dated _________________]

     3. By execution hereof Assignee agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement and the Certificate, and from and after the date hereof Assignee assumes for the benefit of each of the Servicer, the Depositor, the Trustee, the Certificate Registrar and the Assignor all of Assignor's obligations as Certificateholder thereunder.

     4. The Assignee warrants and represents to, and covenants with, the Assignor, the Depositor, the Trustee, the Certificate Registrar and the Servicer that:

          a. The Assignee agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement; and

          b. Either: (1) the Assignee is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Assignee is not directly or indirectly purchasing the Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) the Assignee is a Plan, but the Assignee's purchase of the Certificate will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code and attached hereto is the certification and opinion of counsel required under
     Section 4.02(c) of the Pooling and Servicing Agreement.

     5. This Assignment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     WITNESS the following signatures.

---------------------------------,       --------------------------------------,
Assignor                                 Assignee


By:                                      By:
   ------------------------------           -----------------------------------
Name:                                    Name:
     ----------------------------             ---------------------------------
Title:                                   Title:
      ---------------------------              --------------------------------
Taxpayer                                 Taxpayer
Identification No.                       Identification No.
                  ---------------                          --------------------

State of ___________    )
                        ) ss.:
County of __________    )

     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of __________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   ----------------------------
                                          Notary Public


                                   My Commission expires ____________

State of ___________    )
                        ) ss.:
County of __________    )

     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of ____________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   ----------------------------
                                          Notary Public


                                   My Commission expires ____________

                                  EXHIBIT E(1)

                            WIRING INSTRUCTIONS FORM

                                          ______________, 19__


[Paying Agent]

[Trustee]

          Re: AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, Class ___, No. __, issued pursuant to that certain Pooling and Servicing Agreement, dated as of September 1, 1997, among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
               -----------------------------------------------------------------

Dear Sir:

     In connection with the sale of the above-captioned Certificate by _________________________________ to ___________________________ ("Transferee")
you, as Paying Agent with respect to the related Certificates, are instructed to make all remittances to Transferee as Certificateholder as of _________, 199_ by wire transfer. For such wire transfer, the wiring instructions are as follows:

                              Bank Name:    _______________________________
                              City & State: _______________________________
                              ABA No.:      _______________________________
                              Account Name: _______________________________
                              Account No.:  _______________________________
                              Attention:    _______________________________



                                ---------------------
                                      Transferee


 Certificateholder's notice address:

 Name:

 Address:

                                    EXHIBIT F

                      FORM OF TRUSTEE INITIAL CERTIFICATION

                                            ______________, 19__
[Certificate Insurer]

[Servicer]

[Purchaser]

[Certificateholder]

          Re: Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
               -----------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received the documents referred to in Section 2.04(a) of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the related Mortgage Loan Schedule and such documents appear to bear original signatures or copies of original signatures if the original documents have not yet been delivered.

     The Trustee has made no independent examination of any such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                     LASALLE NATIONAL BANK,
                                            as Trustee

                                     By:
                                          ---------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                           --------------------------------

                                   EXHIBIT F-1

                      FORM OF TRUSTEE INTERIM CERTIFICATION



                                            ______________, 19__


[Certificate Insurer]

[Depositor]

[Servicer]

[Certificateholders]

            Re: Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
                  --------------------------------------------------------------

Gentlemen:

     In accordance with the provisions of Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed (or caused to be reviewed) the documents delivered to it or the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) of the Pooling and Servicing Agreement)[, except as set forth on Attachment A hereto], (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan[, except as set forth on Attachment A hereto], (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct[, except as set forth on Attachment A hereto] and (iv) each Mortgage Note has been endorsed as provided in Section
2.04 of the Pooling and Servicing Agreement[, except as set forth on Attachment A hereto]. The Trustee has made no independent examination of such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the

Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    LASALLE NATIONAL BANK,
                                          as Trustee


                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                    EXHIBIT G

                       FORM OF TRUSTEE FINAL CERTIFICATION

                                            _____________, 19__

[Certificate Insurer]

[Servicer]

[Certificateholders]

[Depositor]


          Re: Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-3
               -----------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (except that no certification is given as to the items listed in Section 2.04(f) of the Pooling and Servicing Agreement), (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct, and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    LASALLE NATIONAL BANK,
                                            as Trustee

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                   EXHIBIT H-1

                      MORTGAGE LOAN SCHEDULE FOR SUB-POOL 1

                                                                                                                     Page 1 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97
                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800097537    STRYSHAK PAUL J               209 LOUIS AVE                    SOUTH BOUND BROOK        NJ    08880
   28    28         800111288    PODOS STANLEY                 8 TOR TERRACE                    NEW CITY                 NY    10956
   28    28         800141251    WADDELL VICKY L               5725 YORK RD                     NEW OXFORD               PA    17350
   28    28         800149528    REID LYDIA                    944 A PUTNAM AVE                 BROOKLYN                 NY    11221
   28    28         800170250    SUERO EMILIANA                15424 BARCLAY AVE                FLUSHING                 NY    11355
   28    28         800180499    GALLELLI ALDO                 74 WILLOW DR                     JACKSON                  NJ    08527
   28    28         800182909    SHEFSKY LYNN GOLDBERG         164 LAUREL RD                    CHURCHVILLE              PA    18966
   28    28         800186504    ROTONDO ROBERT A              94 LOCUST GROVE RD               PITTSTOWN                NJ    08867
   28    28         800191405    AVILA ARMANDO                 455 WHITE PLAINS ROAD            BRONX                    NY    10473
   28    28         800194227    FORREST LOREN L.              20 CHADS FORD LANE               NEWBURGH                 NY    12550
   28    28         800195232    RIOS JAN                      18 SUGARBUSH LANE                CORAM                    NY    11727
   28    28         800195299    DEL GIORNO RAY                4422 SOUTH PIPKIN ROAD           LAKELAND                 FL    33813
   28    28         800195828    HARTFORD JERALD A.            1838 ARBOR DRIVE SOUTH           PALM HARBOR              FL    34683
   28    28         800197188    SMYERS CHARLES D              569 NORTH GRANT STREET           WOOSTER                  OH    44691
   28    28         800199853    MAGNUSON PETER J              86 MAPLE AVENUE                  NORTHPORT                NY    11768
   28    28         800201097    BENHAM BARBARA W              1924 SIERRA CIRCLE NORTH         LARGO                    FL    33770
   28    28         800201899    MARTINELLI JOSEPH W           1716 NORTH MAIN AVENUE           SCRANTON                 PA    18508
   28    28         800202269    BARNETT ALEXANDRA             42 RUSTLING REED ROAD            NAUGATUCK                CT    06770
   28    28         800203333    KIRKLAND LEIANNA              7975 ADEN LOOP                   NEW PORT RICHEY          FL    34655
   28    28         800205791    SCHROEDER SCOTT A             26 28 HAMILTON ROAD              SOMERVILLE               MA    02144
   28    28         800206138    WATSON TRAVIS E               2 SMITH LANE                     PLYMOUTH                 PA    18651
   28    28         800206971    FRANKS WALTER                 2245 SPENCERS WAY                STONE MOUNTAIN           GA    30087
   28    28         800209207    HARRINGTON ELAINE             11134 131ST STREET               RICHMOND HILL            NY    11420
   28    28         800210239    CHOI SEUNG IL                 34 CLARK STREET                  CRESSKILL                NJ    07626
   28    28         800210601    SEARLES JOHN                  3820 NORTH FLORIDA AVENUE        LAKELAND                 FL    33809
   28    28         800211708    MOSES JENNIFER                961 EAST 89TH STREET             BROOKLYN                 NY    11236
   28    28         800211906    IOELE DAVID J                 72 SOUTH JUDSON ST               GLOVERSVILLE             NY    12078
   28    28         800212730    SURACE JUNE                   62 HARVEST LANE                  WEST ISLIP               NY    11795
   28    28         800213720    MECHMANN WILLIAM P            894 WORTHINGTON DRIVE            WARMINSTER               PA    18974
   28    28         800214801    BERNARD ARTHUR J              1019 LOVELY LANE                 NORTH FORT MYERS         FL    33903
   28    28         800215469    NANAN FAYE                    3132 NORTHWEST 43RD STREET       FT LAUDERDALE            FL    33308
   28    28         800215683    DANIELS DALLAS                4020 GIDEON ROAD                 BROOKHAVEN               PA    19015
   28    28         800216376    PATTERSON MARJORIE R          2555 RICHARDSON ROAD             BARTOW                   FL    33830
   28    28         800216517    DOWRIDGE SELWYN               18134 144TH AVE                  SPRINGFIELD GARDENS      NY    11413
   28    28         800217630    ALLEN BRADLY E                1046 OLDFORD ROAD                HUNTINGTON VALLEY        PA    19006
   28    28         800220931    ANETRELLA TEISHA L            234 WEST RIVIERA DRIVE           LINDENHURST              NY    11757
   28    28         800221277    PACE GIACINTO NICOLA          1466 76TH STREET                 BROOKLYN                 NY    11228
   28    28         800222051    COLEMAN BERNICE W             1925 RIGGS AVENUE                BALTIMORE                MD    21217
   28    28         800222507    PADILLA JOSE                  621 NORTH 10TH STREET            READING                  PA    19604
   28    28         800222606    BONOME PATRICIA A.            16 WESTCLIFF LANE                LAKE GROVE               NY    11755
   28    28         800223109    WILLOCKS SAMUEL R             4304 MOLLY SHIPPEN TR            WEST RIVER               MD    20778
   28    28         800223398    BOWEN RUTH                    504 WEST 168TH STREET            NEW YORK                 NY    10032
   28    28         800223778    BOMBARA ROBIN                 2768 COLONIAL AVE                MERRICK                  NY    11566
   28    28         800224040    SLIVKA STEPHEN J              16 SPIRAL LANE                   LEVITTOWN                PA    19055
   28    28         800224206    WHALEN MARTHA                 60-70 59TH STREET                MASPETH                  NY    11378
   28    28         800224503    ACLY IRMA J                   309 EAST SECOND ST               CORNING                  NY    14830
   28    28         800225765    GREATHOUSE DONNA L            403 GROSS AVENUE                 MONCKS CORNER            SC    29461
   28    28         800226235    SADLER TERESA LANGLEY         915 NORTH HAMPTON DRIVE          NORCROSS                 GA    30071
   28    28         800226490    KETRING LARRY D.              4805 LANDAFF DRIVE               GREENSBORO               NC    27406
   28    28         800226961    YORK SALLY J.                 4568 HUNTINGTON DRIVE            GASTONIA                 NC    28056
   28    28         800227084    GRIMES JILL E                 455 HARTFORD SQUARE              WEST CHESTER             PA    19380
   28    28         800227464    ALFORD DAVID L                126 COLUMBIA AVE                 TRENTON                  NJ    08618
   28    28         800227738    SALVA JOSEPH                  25 DAVIS ST                      BINGHAMPTON              NY    13905
   28    28         800228470    HALL ANGELA                   974 EAST 45 ST                   BROOKLYN                 NY    11203
   28    28         800229049    KING BOBBY                    64 HIGHLAND AVE                  GUILFORD                 CT    06437
   28    28         800229676    ADKINS EWELL M                11513 119TH TERRACE NORTH        LARGO                    FL    33778
   28    28         800230211    WALKO STEPHEN J               18 RIDGE STREET                  MOUNTAIN TOP             PA    18707
   28    28         800230534    MARSCIANO MICHAEL             77 DAVIDSON STREET               WYANDANCH                NY    11798
   28    28         800230591    TANTSIKIAN ROUBEN             8 GREENVALE LANE                 SYOSSET                  NY    11791
   28    28         800230641    CINGARI LUCY                  2542 EAST 15TH ST                BROOKLYN                 NY    11235
   28    28         800230872    BOUTON CLYDE                  15 REEDER STREET                 MT POCONO                PA    18344
   28    28         800231185    ROBB TERESITA M               7 END STREET                     SAVANNAH                 GA    31419
   28    28         800231599    YOST TAMMIE L                 20 SOUTH VINE STREET             SHAMOKIN                 PA    17872
   28    28         800232274    CLARK JO ANN C.               2605 REEL STREET                 HARRISBURG               PA    17110
   28    28         800233066    MCINTOSH JAMES                912 N FRONT STREET               READING                  PA    19601
   28    28         800233363    TRIMBOLI FRANK                3 TUSA COURT                     SAINT JAMES              NY    11780
   28    28         800233389    RONDINELLI GERALD L           11 WASHINGTON CROSSING           HOPEWELL                 NJ    08534
   28    28         800233819    RAGHOONANAN KRISHNA           107- 109 STEVENS AVENUE          WEST HAVEN               CT    06516


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800097537           168,000.00        166,622.54    04/24/97    03/24/27    354.71    09/24/97     80.0     10.300        1,511.70
 800111288            80,500.00         79,787.98    03/26/97    02/26/12    173.85    08/26/97     90.1     13.000          890.49
 800141251            10,000.00          9,631.44    05/23/97    04/23/12    175.69    10/23/97     80.1     14.450          122.06
 800149528            96,000.00         96,000.00    06/28/97    05/28/12    176.84    08/28/97     60.0     11.950          983.77
 800170250            20,500.00         20,466.13    05/14/97    04/14/12    175.40    09/14/97     84.8     13.600          236.42
 800180499           116,000.00        116,000.00    08/07/97    07/07/27    358.16    09/07/97     69.0     11.350        1,135.48
 800182909            47,600.00         47,576.32    06/21/97    05/21/12    176.61    09/21/97     88.5     12.650          513.56
 800186504            34,425.00         34,304.06    06/14/97    05/14/12    176.38    09/14/97     80.0     14.450          468.91
 800191405           184,000.00        182,691.75    07/01/97    06/01/12    177.00    10/01/97     80.0     12.190        1,919.60
 800194227           108,000.00        108,000.00    09/01/97    08/01/12    179.00    09/01/97     80.0     10.750        1,210.62
 800195232            81,000.00         81,000.00    07/06/97    06/06/12    177.14    08/06/97     85.2      9.990          710.23
 800195299            94,500.00         94,499.80    07/12/97    06/12/12    177.34    08/12/97     90.0     11.550          939.43
 800195828            10,000.00          9,968.40    07/02/97    06/02/12    177.01    09/02/97     89.9     12.300          121.95
 800197188            51,375.00         51,365.32    08/01/97    07/01/27    358.00    09/01/97     75.0     13.850          602.63
 800199853           105,000.00        104,615.81    07/18/97    06/18/12    177.53    09/18/97     88.9     10.400          952.63
 800201097            77,310.00         77,157.93    06/15/97    05/15/12    176.42    09/15/97     90.0     11.700          777.41
 800201899            18,900.00         18,900.00    09/01/97    08/01/12    179.00    09/01/97     84.7     12.600          234.18
 800202269            22,000.00         21,949.12    08/11/97    07/11/12    178.29    09/11/97     70.9      9.750          233.06
 800203333            40,000.00         39,988.70    08/01/97    07/01/27    358.00    09/01/97     87.9     11.000          380.93
 800205791           100,000.00         99,821.24    08/08/97    07/08/17    238.19    09/08/97     50.0      9.400          925.61
 800206138            28,000.00         27,941.29    08/22/97    07/22/17    238.65    09/22/97     73.6     13.100          330.04
 800206971            55,000.00         55,000.00    08/09/97    07/09/12    178.22    08/09/97     80.0     12.750          597.68
 800209207            24,000.00         23,983.85    07/18/97    06/18/17    237.53    09/18/97     78.2     14.950          315.14
 800210239           160,000.00        160,000.00    08/08/97    07/08/12    178.19    09/08/97     85.6     13.450        1,826.37
 800210601            30,800.00         30,654.90    06/21/97    05/21/27    356.61    09/21/97     80.0      9.990          270.06
 800211708           153,000.00        153,000.00    09/01/97    08/01/12    179.00    09/01/97     90.0     10.990        1,455.90
 800211906            18,500.00         18,500.00    06/28/97    05/28/12    176.84    08/28/97     89.8     12.400          196.01
 800212730            53,800.00         53,800.00    08/01/97    07/01/17    238.00    09/01/97     79.2     13.600          653.45
 800213720            47,400.00         47,400.00    09/08/97    08/08/12    179.21    09/08/97     89.9     12.050          570.41
 800214801            20,250.00         20,056.65    06/28/97    05/28/12    176.84    09/28/97     82.9     12.850          254.22
 800215469            78,200.00         78,200.00    07/01/97    06/01/12    177.00    09/01/97     85.0     11.900          798.36
 800215683            49,300.00         49,192.71    07/13/97    06/13/12    177.37    09/13/97     85.0     12.150          512.81
 800216376            45,900.00         45,595.25    07/25/97    06/25/17    237.76    09/25/97     85.0     12.300          515.03
 800216517            50,000.00         50,000.00    08/23/97    07/23/12    178.68    09/23/97     84.9     13.700          580.58
 800217630            74,583.00         74,567.78    07/13/97    06/13/12    177.37    08/13/97     80.0     13.500          854.28
 800220931            78,200.00         78,043.32    07/26/97    06/26/12    177.80    08/26/97     85.0     11.990          938.03
 800221277           141,000.00        141,000.00    09/21/97    08/21/12    179.64    09/21/97     77.3     13.600        1,626.13
 800222051            37,360.00         37,327.73    07/12/97    06/12/12    177.34    09/12/97     80.0     10.850          351.56
 800222507            36,720.00         36,720.00    08/16/97    07/16/27    358.45    09/16/97     80.0     12.850          401.90
 800222606            10,600.00         10,508.90    08/15/97    07/15/12    178.42    09/15/97     80.7     12.500          113.13
 800223109            90,000.00         90,000.00    09/08/97    08/08/12    179.21    09/08/97     85.0     12.500          960.53
 800223398            26,100.00         26,037.52    08/23/97    07/23/12    178.68    09/23/97     84.9     12.500          321.69
 800223778            25,000.00         24,975.06    08/01/97    07/01/17    238.00    09/01/97     67.9     12.100          277.02
 800224040            91,800.00         91,794.63    07/23/97    06/23/27    357.70    09/23/97     85.0     10.650          850.04
 800224206           120,400.00        120,400.00    08/01/97    07/01/12    178.00    09/01/97     70.0     10.950        1,142.05
 800224503            27,300.00         27,247.65    08/01/97    07/01/12    178.00    09/01/97     70.0     12.450          335.59
 800225765            31,450.00         31,450.00    09/13/97    08/13/12    179.38    09/13/97     85.0     12.650          390.70
 800226235            10,800.00         10,784.93    08/21/97    07/21/17    238.62    09/21/97     79.9     14.250          136.27
 800226490            45,000.00         44,888.25    09/05/97    08/05/12    179.11    10/05/97     82.0     12.750          489.01
 800226961           104,400.00        104,400.00    08/25/97    07/25/27    358.75    08/25/97     90.0     11.250        1,014.00
 800227084            23,950.00         23,950.00    09/06/97    08/06/17    239.15    09/06/97     85.2     12.750          276.34
 800227464            79,920.00         79,829.83    07/13/97    06/13/12    177.37    09/13/97     80.7     14.700          991.40
 800227738            15,400.00         15,400.00    07/26/97    06/26/12    177.80    08/26/97     85.0     12.750          192.32
 800228470            25,000.00         25,000.00    09/04/97    08/04/12    179.08    09/04/97     75.2     14.800          346.48
 800229049            58,000.00         57,773.08    07/24/97    06/24/17    237.73    09/24/97     89.9     12.250          648.77
 800229676            17,200.00         17,175.43    08/18/97    07/18/12    178.52    09/18/97     80.4     13.990          228.94
 800230211            57,200.00         57,200.00    07/10/97    06/10/27    357.27    09/10/97     65.0     13.990          677.29
 800230534            99,000.00         99,000.00    08/25/97    07/25/12    178.75    09/25/97     86.0     11.150          954.04
 800230591            38,000.00         38,000.00    09/08/97    08/08/17    239.21    09/08/97     78.6     12.750          438.45
 800230641           195,300.00        195,088.71    06/23/97    05/23/27    356.68    09/23/97     90.0     10.990        1,858.41
 800230872            93,500.00         93,500.00    08/21/97    07/21/12    178.62    09/21/97     85.0     12.150          972.56
 800231185           151,000.00        151,000.00    09/18/97    08/18/27    359.54    09/18/97     46.4     13.350        1,711.77
 800231599            15,600.00         15,586.03    08/22/97    07/22/12    178.65    09/22/97     60.0     11.750          184.72
 800232274            30,500.00         30,500.00    08/23/97    07/23/12    178.68    08/23/97     70.9     10.050          328.69
 800233066            44,720.00         44,720.00    09/01/97    08/01/27    359.00    09/01/97     80.0     13.750          521.04
 800233363            65,000.00         64,946.45    08/08/97    07/08/17    238.19    09/08/97     78.9     13.500          784.79
 800233389           120,000.00        119,903.96    08/28/97    07/28/12    178.85    09/28/97     48.9     10.600        1,106.67
 800233819            26,030.00         25,986.29    08/07/97    07/07/12    178.16    09/07/97     85.0     12.650          323.37

                                                                                                                     Page 2 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97


                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800234460    HERNANDEZ JUAN                65 DORA ST                       PROVIDENCE               RI    02909
   28    28         800235525    SIDDIQUI MOHAMMAD J.          33 LAFAYETTE DR                  WOODMERE                 NY    11598
   28    28         800235756    SMUCKER SAMUEL                51 KNOLLWOOD DRIVE               AKRON                    PA    17501
   28    28         800236218    GALE CAROLINE F.              641 TRAVERS AVENUE               FT MYERS                 FL    33919
   28    28         800236762    GREEN JOHN C                  1254 LINDEN AVE                  ARBUTUS                  MD    21227
   28    28         800236838    KELLY AMY J                   43029 HARRAH STREET              FLUSHING                 OH    43977
   28    28         800237091    HULSE CHARLES F               47 BRAGG DRIVE                   EAST BERLIN              PA    17316
   28    28         800237620    SKIFFINGTON EDWARD            4 COLONY PLACE                   MERIDEN                  CT    06451
   28    28         800237984    JEAN DAVID                    1302 E 93RD ST                   BROOKLYN                 NY    11236
   28    28         800238008    AFRIYIE PATRICK O             18 SOLITAIRE COURT               GAITHERSBURG             MD    20878
   28    28         800238040    CARR DOUGLAS                  5472 REDMAN ROAD                 SWEDEN                   NY    14420
   28    28         800238875    PRESSNER CHARLES J            27 SOUTH BROOKSIDE DRIVE         ROCKAWAY                 NJ    07866
   28    28         800238990    DIXON E.A.                    25 BODINE ROAD                   BERWYN                   PA    19312
   28    28         800239014    JOHNSON GARY WAYLEND          1280 SHADOW BARK COURT           RALEIGH                  NC    27603
   28    28         800239659    HERRERA ROSEMARIE             19 RYDER AVE                     DIX HILLS                NY    11746
   28    28         800240301    SIMENSON GARY N               2 RFD BOX 291 SOUTH FAIRVI       MONTAUK                  NY    11954
   28    28         800240400    ALMEIDA ROBERT                22 TUNNEL STREET                 LANSFORD                 PA    18232
   28    28         800240624    OLAVIALO ADELAIDA L           2719 CRESCENT ST                 ASTORIA                  NY    11102
   28    28         800240939    HARRIELAL OLIVE L.            133-26 INWOOD STREET             SOUTH OZONE PARK         NY    11436
   28    28         800241051    OWENS JACK                    620 BLACKBIRD GREENSPRING        SMYRNA                   DE    19977
   28    28         800241416    PUGLIESE FRED                 162 04 89TH STREET               HOWARD BEACH             NY    11414
   28    28         800241457    TABER LYNN M.                 6220 CLINTON STREET              ELMA                     NY    14059
   28    28         800241507    BESS CHERRYE Y                802 LIBERTY STREET               TALLAHASSEE              FL    32310
   28    28         800241788    LAGUESSE GARY H               145 FONDA ROAD                   WATERFORD                NY    12188
   28    28         800241812    ELLIS JOHN                    16 FIELDSTONE WAY                MILFORD                  PA    18337
   28    28         800241846    THOMAS GLORIA MILTON          1901 OTIS ST NE                  WASHINGTON               DC    20018
   28    28         800243131    COHEN EILEEN                  10 WOODGREEN WAY                 SYOSSET                  NY    11791
   28    28         800243628    RHEIN ANTHONY                 SLATE HILL ROUTE 6               WAYWAYANDA               NY    10940
   28    28         800244071    LAZAR GREG                    138 LOCKTOWN ROAD                FLEMINGTOWN              NJ    08822
   28    28         800244238    BISHOP MARIA THERESA          323 OLD INDIAN HEAD ROAD         KINGS PARK               NY    11754
   28    28         800245326    ARCHUT MATTHEW                2310 HANCOCK DRIVE               LANCASTER                PA    17601
   28    28         800245540    RIZZUTO DOMINIC               RD 3 BOX 374 MORROW ROAD         ALIQUIPPA                PA    15001
   28    28         800245722    MILLER SCOTT A.               2304 OLD TRAIL RD                ETTERS                   PA    17319
   28    28         800245912    DAVIS ROBERT ALAN             211 KNIGHT BOXX ROAD             MIDDLEBURG               FL    32068
   28    28         800246720    ROBINSON PATRICIA ANN         3845 14TH AVENUE SOUTH           ST PETERSBURG            FL    33711
   28    28         800246738    MENCER SCOTT B                2285 NOBLE ROAD                  KIRKWOOD                 PA    17536
   28    28         800246811    YORK LAWRENCE                 2850 LEECHBURG ROAD              LOWER BURRELL            PA    15068
   28    28         800247231    KUKLENTZ JEFFREY W            132 LEHIGH AVENUE                PALMERTON                PA    18071
   28    28         800247272    MAGUIRE GERALD M              10918 PLEASANT WALK ROAD         MYERSVILLE               MD    21773
   28    28         800248452    CUESTA FERNANDO               1761 PERKIOMEN AVENUE            READING                  PA    19606
   28    28         800248676    VARGAS HECTOR                 8 SPRUCE STREET                  PHILADELPHIA             PA    18235
   28    28         800248890    MCMAHON JAMES G               404 WATERVILLE ROAD              AVON                     CT    06001
   28    28         800249377    MURRAY LINDA L                80 ROLLING CREEK DRIVE           SUMTER                   SC    29153
   28    28         800249724    POWELL DELORICE               230 VSH                          RADIANT                  VA    22732
   28    28         800250003    O'SHAUGHNESS THEODORE         10 TEGO LAKE ROAD                EAST STROUDSBURG         PA    18301
   28    28         800250011    YOUNES VICTOR                 2994 MAUCH CHUNK ROAD            MECHANICSVILLE           PA    18037
   28    28         800250078    LOPEZ KELLY                   292 WASHINGTON STREET            WILKES BARRE             PA    18702
   28    28         800250409    FRY HARRY W                   361 NORTH MARTIN AVENUE          MOUNT HOLLY              NJ    08060
   28    28         800250946    COGSWELL TIMOTHY J.           20 BOTTOMLEY AVE                 LEICESTER                MA    01611
   28    28         800251316    SCHINDLER EVAN                1840 NOYAC PATH                  SAG HARBOR               NY    11932
   28    28         800251456    SEABERRY VINCENT J            173 31 104 AVE                   JAMAICA                  NY    11433
   28    28         800251571    SMITH WILLIAM A               1588 WYNDMOOR AVENUE             HILLSIDE                 NJ    07205
   28    28         800251704    RIVAS OSCAR B                 522 S 14 1/2 STREET              READING                  PA    19602
   28    28         800252488    MILLIAN SUSAN M               1234 MIDDLESEX DRIVE             NEW PORT RICHEY          FL    34655
   28    28         800252595    POWELL MILDRED                85 WILLIAM STREET                WEST HAVEN               CT    06516
   28    28         800252801    HOLDER DAWN                   121 RIVER PINES TRAIL            CLEMMONS                 NC    27012
   28    28         800253130    SANTIAGO ROSE                 914 EAST 224TH STREET            BRONX                    NY    10466
   28    28         800253197    REEDY TAMMY L                 1226 GREEN STREET                READING                  PA    19604
   28    28         800253569    NICORVO SHARON J.             4040 PRESCOTT STREET             SARASOTA                 FL    34232
   28    28         800254336    NICASTRO JOSEPH               214 GRANT AVENUE                 POMPTON LAKES            NJ    07442
   28    28         800254708    MERCADO JUAN                  123 HOWARD STREET                NEWINGTON                CT    06111
   28    28         800254807    DOLINSKI WALTER               181 PICKETTS RIDGE RD            REDDING                  CT    06896
   28    28         800254971    PETERSON MOLLISSIE            862 SOUTH SPRING STREET          BURLINGTON               NC    27215
   28    28         800255291    MEYERSON JAY                  3 LAURA LANE                     POMONA                   NY    10970
   28    28         800255663    KACSUR MICHAEL J              14-47 9 TROUT CREEK DRIVE        ARROWHEAD LAKES          PA    18347
   28    28         800255929    YOUNG EVERETTE L              3917 STEARNS ROAD                VALRICO                  FL    33594
   28    28         800256315    BOAMAH ERIC                   23 DOWSING AVENUE                BAY SHORE                NY    11706
   28    28         800256539    SIANO RALPH D                 96 BALLSTON AVENUE               SARATOGA                 NY    12866


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800234460           103,500.00        103,500.00    08/25/97    07/25/12    178.75    09/25/97     90.0     11.500        1,024.95
 800235525            52,000.00         52,000.00    09/01/97    08/01/12    179.00    09/01/97     84.7     12.750          649.40
 800235756            29,180.00         29,180.00    08/01/97    07/01/12    178.00    09/01/97     89.9     12.200          304.65
 800236218            16,200.00         16,182.26    08/21/97    07/21/12    178.62    09/21/97     82.0     13.750          213.03
 800236762            20,800.00         20,800.00    09/04/97    08/04/17    239.08    09/04/97     78.6     10.800          211.87
 800236838            73,100.00         73,021.99    08/14/97    07/14/12    178.39    09/14/97     85.0     10.300          799.01
 800237091            12,700.00         12,700.00    08/23/97    07/23/12    178.68    08/23/97     90.0     13.000          160.69
 800237620            20,370.00         20,349.55    08/08/97    07/08/17    238.19    09/08/97     79.9     13.250          242.29
 800237984           246,500.00        246,500.00    09/01/97    08/01/27    359.00    09/01/97     85.0     12.700        2,669.10
 800238008            98,982.00         98,954.49    08/10/97    07/10/17    238.26    09/10/97     84.9     13.250        1,177.32
 800238040            25,000.00         25,000.00    08/08/97    07/08/12    178.19    08/08/97     89.0     11.800          296.83
 800238875            29,000.00         29,000.00    08/30/97    07/30/12    178.92    08/30/97     85.0     13.550          377.48
 800238990            17,605.00         17,526.27    08/21/97    07/21/07    118.62    09/21/97     90.0     12.050          253.09
 800239014            17,500.00         17,345.66    09/01/97    08/01/07    119.00    10/01/97     83.3     12.350          254.63
 800239659            35,000.00         35,000.00    08/21/97    07/21/12    178.62    08/21/97     74.7     10.550          387.98
 800240301            40,000.00         39,978.72    07/27/97    06/27/27    357.83    09/27/97     17.7     11.900          408.37
 800240400            41,400.00         41,400.00    09/21/97    08/21/12    179.64    09/21/97     90.0     11.150          398.96
 800240624            55,275.00         55,193.65    08/25/97    07/25/12    178.75    09/25/97     86.5     13.750          726.86
 800240939            93,000.00         93,000.00    08/07/97    07/07/17    238.16    09/07/97     89.9     11.800        1,011.07
 800241051            54,600.00         54,600.00    09/01/97    08/01/12    179.00    09/01/97     89.9     12.050          657.05
 800241416            57,000.00         57,000.00    08/16/97    07/16/12    178.45    08/16/97     84.8     13.550          655.13
 800241457            31,000.00         30,993.70    08/16/97    07/16/17    238.45    09/16/97     87.7     11.800          337.02
 800241507            35,000.00         35,000.00    08/01/97    07/01/17    238.00    09/01/97     64.8     10.600          351.79
 800241788            64,000.00         64,000.00    09/07/97    08/07/12    179.18    09/07/97     80.0     12.750          695.48
 800241812            48,000.00         48,000.00    09/01/97    08/01/27    359.00    09/01/97     77.5     13.000          530.98
 800241846           100,000.00        100,000.00    09/12/97    08/12/17    239.34    09/12/97     86.9      9.650          941.95
 800243131           200,000.00        200,000.00    08/01/97    07/01/12    178.00    09/01/97     74.6     12.050        2,064.93
 800243628            56,000.00         56,000.00    08/03/97    07/03/12    178.03    09/03/97     80.0     14.250          674.62
 800244071            41,900.00         41,818.10    07/27/97    06/27/12    177.83    08/27/97     84.9     12.250          509.63
 800244238           108,500.00        108,500.00    08/29/97    07/29/17    238.88    08/29/97     77.5     10.250        1,065.08
 800245326            20,780.00         20,688.77    08/11/97    07/11/07    118.29    09/11/97     89.9     11.150          288.01
 800245540            42,000.00         41,969.59    08/28/97    07/28/12    178.85    09/28/97     79.8     13.990          497.31
 800245722            15,000.00         15,000.00    08/15/97    07/15/12    178.42    08/15/97     89.0     11.050          170.96
 800245912            34,125.00         34,028.07    08/22/97    07/22/12    178.65    09/22/97     75.0     11.650          401.90
 800246720            19,000.00         19,000.00    08/23/97    07/23/12    178.68    08/23/97     44.1     10.850          214.17
 800246738            47,975.00         47,376.95    08/09/97    07/09/07    118.22    10/09/97     90.0     11.150          664.94
 800246811           102,000.00        101,978.12    08/25/97    07/25/27    358.75    09/25/97     85.0     10.650          944.49
 800247231            52,200.00         52,142.97    09/01/97    08/01/27    359.00    10/01/97     90.0     10.500          477.49
 800247272            73,000.00         73,000.00    08/08/97    07/08/12    178.19    09/08/97     79.4     11.500          852.78
 800248452            30,600.00         30,600.00    08/02/97    07/02/12    177.99    09/02/97     90.0     11.300          298.37
 800248676            24,500.00         24,432.44    09/01/97    08/01/12    179.00    10/01/97     70.0     10.400          269.31
 800248890            37,000.00         37,000.00    09/01/97    08/01/12    179.00    09/01/97     79.9     14.000          492.74
 800249377            41,650.00         41,528.44    08/24/97    07/24/12    178.72    09/24/97     85.0     10.050          448.85
 800249724           117,000.00        116,953.50    07/26/97    06/26/12    177.80    09/26/97     90.0     10.500        1,070.24
 800250003            19,000.00         18,958.68    08/21/97    07/21/12    178.62    09/21/97     83.9     11.800          225.59
 800250011            34,215.00         34,215.00    09/15/97    08/15/27    359.44    09/15/97     85.0     11.990          351.68
 800250078            22,525.00         22,525.00    08/02/97    07/02/17    237.99    09/02/97     85.0     11.900          246.45
 800250409            22,800.00         22,677.33    07/26/97    06/26/12    177.80    09/26/97     60.0     11.750          230.15
 800250946            10,000.00         10,000.00    08/14/97    07/14/12    178.39    08/14/97     85.0     13.790          116.83
 800251316           252,000.00        252,000.00    09/01/97    08/01/17    239.00    09/01/97     80.0     12.450        2,854.20
 800251456           128,900.00        128,729.50    08/14/97    07/14/17    238.39    09/14/97     83.1      9.150        1,172.21
 800251571            59,000.00         59,000.00    09/05/97    08/05/12    179.11    09/05/97     55.1     11.500          689.23
 800251704            42,840.00         42,840.00    09/13/97    08/13/27    359.38    09/13/97     90.0     11.550          425.88
 800252488            23,900.00         23,900.00    08/09/97    07/09/12    178.22    09/09/97     89.9     10.950          270.90
 800252595            79,200.00         79,200.00    09/08/97    08/08/12    179.21    09/08/97     90.0     10.750          739.32
 800252801            17,000.00         16,897.22    08/23/97    07/23/12    178.68    09/23/97     42.5     10.900          192.16
 800253130           234,000.00        234,000.00    08/03/97    07/03/27    358.03    09/03/97     90.0     11.500        2,317.28
 800253197            27,300.00         27,250.42    09/01/97    08/01/17    239.00    10/01/97     70.0     11.850          297.75
 800253569            12,390.00         12,390.00    09/01/97    08/01/17    239.00    09/01/97     84.9     12.400          139.90
 800254336           189,000.00        188,854.94    08/08/97    07/08/12    178.19    09/08/97     90.0     11.450        1,864.44
 800254708            98,400.00         98,293.59    08/28/97    07/28/12    178.85    09/28/97     80.0     12.200        1,027.33
 800254807            77,000.00         76,956.50    08/21/97    07/21/12    178.62    09/21/97     69.8      9.900          670.05
 800254971            48,400.00         48,400.00    09/01/97    08/01/12    179.00    09/01/97     79.8     13.350          548.67
 800255291           160,000.00        160,000.00    08/01/97    07/01/12    178.00    09/01/97     59.2      9.900        1,392.31
 800255663            65,450.00         65,450.00    08/01/97    07/01/12    178.00    09/01/97     85.0     12.950          721.45
 800255929            76,200.00         76,200.00    09/01/97    08/01/17    239.00    09/01/97     89.9     12.300          855.02
 800256315           117,000.00        117,000.00    07/24/97    06/24/12    177.73    08/24/97     90.0     12.000        1,203.48
 800256539            48,000.00         48,000.00    09/01/97    08/01/27    359.00    09/01/97     32.0     10.850          451.68

                                                                                                                     Page 3 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800256562    HORVATH CAROL A               1802 NEW YORK STREET             AKRON                    OH    44314
   28    28         800256802    NALLI ELMO                    3555 LIVINGOOD DRIVE             JAMESTOWN                PA    16134
   28    28         800257347    BRYAN GLENDON                 566 WILLIAMS AVE                 BROOKLYN                 NY    11207
   28    28         800258055    LARDI MICHAEL P               3453 READING AVENUE              HAMMONTON                NJ    08037
   28    28         800258360    CALDAS HENRY DE SOUZA         289 ROSWELL COMMONS CIRCLE       ROSWELL                  GA    30076
   28    28         800258428    PALMIERI JAMES                F23 MARK DRIVE                   WEST KILL                NY    12492
   28    28         800258469    HUBBARD DONNIE L              5 STONEY FARM LANE               BROOKFIELD               CT    06804
   28    28         800258485    ASH MELCHIOR                  5737 MAPLE HILL ROAD             BALTIMORE                MD    21239
   28    28         800258493    ZAMOR CAROLE                  125 HENDERICK STREET             PROVIDENCE               RI    02908
   28    28         800258543    VIGLIOTTI SALVATORE J.        7569 RANIA ROAD                  BALDWINSVILLE            NY    13027
   28    28         800258857    HENNE SHERRIE KIM             4306 CHURCH POND PLACE           DOVER                    FL    33527
   28    28         800259020    COOPER JOHNNY                 14900 SUNSET STREET              CLEARWATER               FL    34620
   28    28         800259152    VILLA JOSETTE                 4855 NW 169TH ST                 OPA LOCKA                FL    33055
   28    28         800259178    MILLER JEFFREY B              458 QUARRY ROAD                  DELTA                    PA    17314
   28    28         800259640    HODGES ROBERT LEE             1503 AIRPORT ROAD                PIKEVILLE                NC    27530
   28    28         800259673    AGUIAR MARIA                  3250 SOUTH CALAIS TERRACE        HOMOSASSA                FL    34448
   28    28         800259848    RADITZ BRIAN S                1880 AUGUST DRIVE                HUNTINGDON VALLEY        PA    19006
   28    28         800259863    JAGAD KRU                     14 GURLEY ROAD                   EDISON                   NJ    08817
   28    28         800260366    MENSE STEVEN                  424 NEVADA STREET                LINDENHURST              NY    11757
   28    28         800260457    BROWN SHIRLEY ANN             1163 HANOVER ROAD                GETTYSBURG               PA    17325
   28    28         800260549    RUDOWSKY SHELDON              34 SUMMIT VIEW DRIVE             BAYVILLE                 NY    11709
   28    28         800260937    DOBBINS GORDON D              10 DOGWOOD LANE                  MOUNTVILLE               PA    17554
   28    28         800261034    WILLIAMS ANNETTE M            3821 GROVE STREET SOUTH          ST PETERSBURG            FL    33705
   28    28         800261109    OGLESBY JOHNNY C              2908 BORG ROAD                   WINSTON-SALEM            NC    27127
   28    28         800261232    WILLIAMS JOHN F               3305 N 2ND STREET                HARRISBURG               PA    17110
   28    28         800261505    BATES WILLIAM E               163 W COHAWKIN RD                CLARKSBORO               NJ    08020
   28    28         800261521    BERGGRUM CLAIRE               95 LANVALE STREET                ASHEVILLE                NC    28806
   28    28         800261620    GRANT JUANN M                 358 MACON STREET                 BROOKLYN                 NY    11233
   28    28         800261687    FIUMARA CHRISTOPHE T          42 PARKVALE AVE #4               ALLSTON                  MA    02134
   28    28         800261711    GRISSOM WENDY E               106 MOSS STOCKFARM ROAD          KITTRELL                 NC    27544
   28    28         800261802    LEWIS ALLEN                   9035 WISTER LANE                 HUDSON                   FL    34669
   28    28         800261877    BAKER PHILLIP E.              1030 SOUTHWEST 17TH STREET       NAPLES                   FL    34117
   28    28         800262255    STEVENS MARK R                28 THUNDERHEAD PLACE             MAHWAH                   NJ    07430
   28    28         800262305    WELCH EDWARD A                149 STONEWYCK DRIVE              LANCASTER                PA    17603
   28    28         800262669    SMITH L MURRAY                104 TALAHI ISLAND PLACE          SAVANNAH                 GA    31410
   28    28         800262750    REEVES JOHN L                 3751 6TH STREET                  UPLAND                   PA    19015
   28    28         800264210    BRADLEY MARSHALL D            230 ELLIS STREET                 FT MYERS                 FL    33903
   28    28         800264277    SERWER GEOFFREY               9 DARIUS COURT                   DIX HILLS                NY    11746
   28    28         800264384    DEWEES WARREN D               8 THALIA LANE                    BIRDSBORO                PA    19508
   28    28         800264566    MOORE SUSAN C.                350 TIMBERLAKE DRIVE             TIMBERLAKE               NC    27583
   28    28         800264632    WORMLEY PATRICIA              417 E RITTENHOUSE STREET         PHILADELPHIA             PA    19144
   28    28         800264699    FREDERICK FELIX A             41 CEDAR LANE                    STEWARTSTOWN             PA    17363
   28    28         800264764    BAKER VIVIAN                  369 CLARENDON RD                 UNIONDALE                NY    11553
   28    28         800264798    BRYAN ALLEN W                 314 SPRUCEWOOD DRIVE             SUMMERVILLE              SC    29485
   28    28         800264889    HEARN GARY W                  RD 1 BOX 273 C                   GEORGETOWN               DE    19947
   28    28         800265076    ROACH MARLENE                 19 DOE COURT                     AVON                     CO    81620
   28    28         800265209    ROTH MEREDITH M.              2997 S DELAWARE STREET           ENGELWOOD                CO    80110
   28    28         800265233    ROTH MEREDITH M.              4398 S ELATI STREET              ENGELWOOD                CO    80110
   28    28         800265613    MERCER RICHA AUDREY MERCE     280 RUTLAND ROAD                 BROOKLYN                 NY    11225
   28    28         800265688    BURNHAM ERIC G                2712 SYCAMORE STREET             ALEXANDRIA               VA    22305
   28    28         800266066    RIVERA PASTOR S               6161 40TH AVENUE NORTH           ST PETERSBURG            FL    33709
   28    28         800266140    LAWRENCE ROBERT F             8 WAVERLY RD                     BARRINGTON               RI    02806
   28    28         800266280    BODNER JAMES W                1075 MONROE TURNPIKE             MONROE                   CT    06468
   28    28         800266322    METCALF ETHEL M               193 HAYWOOD ROAD                 ASHEVILLE                NC    28806
   28    28         800266447    WATERS PAULETTE               5618 WOODCREST AVENUE            PHILADELPHIA             PA    19131
   28    28         800266553    NOCK DAVID L                  1303 HENDERSON COURT             BEL AIR                  MD    21014
   28    28         800266645    BELL ELAINE                   319 NEW CASTLE AVENUE            SHARON                   PA    16145
   28    28         800266991    JACKSON JOHN M                1731 HECKSCHER AVE               BAYSHORE                 NY    11706
   28    28         800267098    MILOT RENE                    5472 SCANDIA DRIVE               BEMUS POINT              NY    14712
   28    28         800267270    PALMER CHARLES T              6961 DERMOND ROAD                HERMITAGE                PA    16148
   28    28         800267304    MULLAR BETTY A                2347 BARRISON POINT ROAD         BALTIMORE                MD    21221
   28    28         800267379    MANDRIER KENNETH H            2924 HOMEHURST AVENUE            PITTSBURGH               PA    15234
   28    28         800267726    HUI SHEK CHAU                 51 ANDREA PLACE                  WEST BABYLON             NY    11704
   28    28         800267833    LIVELY BETSY L                1030 WOOD VALLEY ROAD            CUMMING                  GA    30131
   28    28         800267981    WOOLDRIDGE STEPHEN E          1264 WEST 206TH ST               SHERIDAN                 IN    46069
   28    28         800268138    THOMPSON KAREN A              1004 FAIRFORD WAY                CAPITOL HEIGHTS          MD    20743
   28    28         800268252    DIMARTINO JAMES J.            19 TREE TOP PATH                 NESCONSET                NY    11767
   28    28         800268302    DECKER ROBERT                 1246 HELLER LANE                 LONG POND                PA    18334


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800256562            16,000.00         15,960.64    09/01/97    08/01/12    179.00    10/01/97     39.5     12.050          192.54
 800256802            43,200.00         43,038.27    08/22/97    07/22/12    178.65    09/22/97     80.0     12.150          522.65
 800257347           198,000.00        198,000.00    09/04/97    08/04/12    179.08    09/04/97     90.0     12.800        2,159.36
 800258055            91,000.00         91,000.00    08/22/97    07/22/27    358.65    08/22/97     70.0     11.625          909.85
 800258360            18,070.00         18,032.15    08/28/97    07/28/12    178.85    09/28/97     84.9     12.250          219.79
 800258428           123,250.00        123,250.00    08/23/97    07/23/27    358.68    08/23/97     83.8     12.250        1,291.53
 800258469            52,750.00         52,637.09    08/08/97    07/08/12    178.19    09/08/97     89.9     11.990          632.75
 800258485            24,500.00         24,500.00    09/06/97    08/06/17    239.15    09/06/97     89.9     11.650          263.81
 800258493            68,000.00         68,000.00    08/29/97    07/29/12    178.88    08/29/97     80.0     13.500          778.88
 800258543            65,400.00         65,375.37    08/09/97    07/09/17    238.22    09/09/97     79.9     11.000          675.05
 800258857            99,250.00         99,113.11    08/09/97    07/09/27    358.22    09/09/97     84.8      9.750          852.71
 800259020            44,200.00         44,200.00    09/05/97    08/05/12    179.11    09/05/97     86.4     11.990          530.19
 800259152            60,000.00         60,000.00    09/15/97    08/15/17    239.44    09/15/97     65.2     10.000          579.01
 800259178            26,000.00         25,944.16    08/16/97    07/16/12    178.45    09/16/97     89.6     11.950          311.21
 800259640            46,000.00         46,000.00    09/27/97    08/27/12    179.84    09/27/97     60.5     10.100          407.09
 800259673            35,700.00         35,581.99    08/14/97    07/14/07    118.39    09/14/97     85.0     10.800          487.73
 800259848            32,500.00         32,500.00    08/07/97    07/07/12    178.16    09/07/97     90.0     11.650          325.57
 800259863            16,700.00         16,700.00    08/16/97    07/16/12    178.45    09/16/97     89.8     12.750          181.48
 800260366           136,000.00        136,000.00    09/01/97    08/01/12    179.00    09/01/97     80.0     13.800        1,589.92
 800260457            21,190.00         21,190.00    08/22/97    07/22/12    178.65    08/22/97     84.9     13.450          274.41
 800260549            27,500.00         27,167.53    08/28/97    07/28/17    238.85    10/28/97     89.8     11.800          298.97
 800260937            38,100.00         37,987.20    08/21/97    07/21/12    178.62    09/21/97     89.9     11.300          440.25
 800261034            51,000.00         51,000.00    08/21/97    07/21/12    178.62    08/21/97     85.0     11.500          595.78
 800261109            11,130.00         11,130.00    09/06/97    08/06/12    179.15    09/06/97     84.8     12.500          137.18
 800261232            15,817.00         15,817.00    08/22/97    07/22/12    178.65    08/22/97     90.0     12.750          197.53
 800261505            89,900.00         89,900.00    08/24/97    07/24/12    178.72    08/24/97     83.2     11.250          873.16
 800261521           106,250.00        106,250.00    09/01/97    08/01/27    359.00    09/01/97     85.0     11.700        1,068.43
 800261620           127,500.00        127,500.00    09/11/97    08/11/12    179.31    09/11/97     75.0     13.350        1,445.37
 800261687            71,500.00         71,500.00    09/01/97    08/01/27    359.00    09/01/97     65.0     11.000          680.91
 800261711            55,800.00         55,800.00    08/23/97    07/23/12    178.68    08/23/97     90.0     12.800          698.68
 800261802            28,000.00         27,883.86    08/15/97    07/15/12    178.42    09/15/97     84.2     10.550          310.38
 800261877            35,200.00         35,200.00    08/09/97    07/09/12    178.22    09/09/97     79.8     12.750          439.59
 800262255           225,000.00        225,000.00    09/19/97    08/19/27    359.57    09/19/97     55.9     10.400        2,041.36
 800262305            60,000.00         60,000.00    09/18/97    08/18/12    179.54    09/18/97     31.5     10.990          570.94
 800262669            20,000.00         20,000.00    09/13/97    08/13/12    179.38    09/13/97     89.9     11.800          237.47
 800262750            15,000.00         15,000.00    08/21/97    07/21/12    178.62    09/21/97     79.3     10.900          169.55
 800264210            36,000.00         35,906.35    08/23/97    07/23/12    178.68    09/23/97     80.0     11.150          412.57
 800264277            70,000.00         70,000.00    09/01/97    08/01/12    179.00    09/01/97     56.5     12.650          755.24
 800264384           119,000.00        118,871.42    08/21/97    07/21/27    358.62    09/21/97     85.0     11.900        1,214.90
 800264566            34,250.00         34,148.77    08/15/97    07/15/12    178.42    09/15/97     52.2     10.800          384.99
 800264632            32,400.00         32,264.95    08/25/97    07/25/12    178.75    09/25/97     85.2     10.050          349.16
 800264699            28,623.00         28,605.50    08/22/97    07/22/12    178.65    09/22/97     90.0     12.750          357.45
 800264764           144,500.00        144,500.00    08/16/97    07/16/12    178.45    08/16/97     85.0     11.650        1,447.53
 800264798            46,750.00         46,748.38    08/25/97    07/25/27    358.75    09/25/97     85.0     12.800          509.85
 800264889            48,425.00         48,306.58    08/15/97    07/15/12    178.42    09/15/97     65.0     12.150          585.86
 800265076            35,000.00         34,950.40    08/18/97    07/18/12    178.52    09/18/97     78.4     12.250          366.76
 800265209            88,000.00         88,000.00    09/19/97    08/19/17    239.57    09/19/97     67.6      9.150          800.27
 800265233            35,000.00         35,000.00    09/19/97    08/19/17    239.57    09/19/97     73.9      9.650          329.68
 800265613            73,000.00         73,000.00    09/04/97    08/04/12    179.08    09/04/97     38.4     10.450          665.03
 800265688           164,500.00        164,500.00    08/02/97    07/02/12    177.99    09/02/97     70.0      9.650        1,401.24
 800266066            43,900.00         43,814.05    08/21/97    07/21/12    178.62    09/21/97     84.9     11.300          507.27
 800266140            14,300.00         14,300.00    09/25/97    08/25/17    239.77    09/25/97     84.8     12.250          159.95
 800266280            78,900.00         78,900.00    08/23/97    07/23/12    178.68    08/23/97     71.5     11.650          790.38
 800266322            76,500.00         76,500.00    09/01/97    08/01/17    239.00    09/01/97     85.0     11.450          813.18
 800266447            58,400.00         58,400.00    08/18/97    07/18/27    358.52    09/18/97     80.0     13.500          668.92
 800266553            62,200.00         62,200.00    09/01/97    08/01/17    239.00    09/01/97     89.9     11.550          665.46
 800266645            25,200.00         25,172.47    08/16/97    07/16/27    358.45    09/16/97     90.0     10.500          230.51
 800266991           103,000.00        103,000.00    09/01/97    08/01/12    179.00    09/01/97     85.8     12.650        1,111.28
 800267098            38,900.00         38,856.54    08/28/97    07/28/17    238.85    09/28/97     85.1     12.250          435.12
 800267270            52,800.00         52,800.00    08/28/97    07/28/12    178.85    08/28/97     80.0     13.500          604.78
 800267304            98,500.00         98,500.00    09/19/97    08/19/12    179.57    09/19/97     89.5     11.400          967.93
 800267379            60,800.00         60,800.00    09/13/97    08/13/12    179.38    09/13/97     80.0     10.750          567.56
 800267726            88,000.00         88,000.00    09/19/97    08/19/12    179.57    09/19/97     70.9     10.750          986.43
 800267833            70,000.00         69,946.27    08/09/97    07/09/12    178.22    09/09/97     62.5     11.450          690.54
 800267981            22,000.00         21,901.04    08/23/97    07/23/12    178.68    09/23/97     89.9     11.900          262.62
 800268138            23,950.00         23,950.00    08/11/97    07/11/12    178.29    09/11/97     84.9     11.950          286.67
 800268252            75,750.00         75,691.98    08/15/97    07/15/12    178.42    09/15/97     81.2     11.500          750.15
 800268302            38,000.00         37,912.22    08/09/97    07/09/12    178.22    09/09/97     64.9     13.100          483.29

                                                                                                                     Page 4 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800268450    GARRISON JARRELL E            7606 SOUTHWEST 7TH PLACE         NORTH LAUDERDALE         FL    33068
   28    28         800268922    CONWAY, ROGER W.              460 SOUTH PERSHING AVENUE        YORK                     PA    17403
   28    28         800268930    CONWAY, ROGER W.              318 SOUTH PERSHING AVENUE        YORK                     PA    17403
   28    28         800269045    PENYAK CYNTHIA V              RR 1 BOX 367                     CANADENSIS               PA    18325
   28    28         800269102    TENER RANDY                   2540 58TH AVENUE NORTH           ST PETERSBURG            FL    33714
   28    28         800269276    TRIAY LARRY L                 1924 MARYLAND ST SOUTHEAST       ARCADIA                  FL    34266
   28    28         800269367    FAGGAS GEORGE                 66 HELEN STREET                  WALTHAM                  MA    02154
   28    28         800269565    TRENGE SYLVIA L               999 SPRINGHOUSE ROAD             ALLENTOWN                PA    18104
   28    28         800269573    BENNETT ANTHONY A             52 LITTLE KNOLL DRIVE            HANOVER                  PA    17331
   28    28         800270050    SNOW DWAIN E                  45 ALTAIR AVENUE                 PLYMOUTH                 CT    06782
   28    28         800270068    MAYERFELD BERNARD             859 CHARLES STREET               VINELAND                 NJ    08360
   28    28         800271397    GALLAGHER JOHN M              9 WINESAP COURT                  SEWELL                   NJ    08080
   28    28         800271462    LUNNON BRIAN                  678 MACDONOUGH ST                BROOKLYN                 NY    11233
   28    28         800271751    CARTER CALVIN D               480 NORMAL AVE                   BUFFALO                  NY    14213
   28    28         800272239    CODJOE GIFTY                  166 NORTH 9 ST                   NEWARK                   NJ    07107
   28    28         800272247    KESSLER ROBERT M              308 FORGE ROAD                   EAST GREENVILLE          PA    18041
   28    28         800272262    SMITH LOVE                    255 AMBOY ST                     BROOKLYN                 NY    11212
   28    28         800272411    KUDLAC JOSEPH J               13 PIKE VIEW DRIVE               RICHEYVILLE              PA    15358
   28    28         800272437    JORDAN RICHARD                235 S 55TH STREET                PHILADELPHIA             PA    19139
   28    28         800272528    BARBER ALAN J                 BOX 85 YOUNGWOOD-ARMBRUST        ARMBRUST                 PA    15616
   28    28         800272775    KRAMER DAVID                  RR 1 BOX 192                     SHICKSHINNY              PA    18655
   28    28         800272783    STEWART ROBERT E.             20231 GLADSTONE AVENUE           PORT CHARLOTTE           FL    33952
   28    28         800272817    HOFFER JOHN R                 285 RHODA DRIVE                  LANCASTER                PA    17601
   28    28         800272908    SERRANO RAYSA                 443 445 POTTERS AVE              PROVIDENCE               RI    02907
   28    28         800273252    HAIGHT THOMAS E               203 FERNVUE DRIVE                CORAOPOLIS               PA    15108
   28    28         800273302    SMALLS HAROLD                 3626 GABLE TERRACE               FLORENCE                 SC    29501
   28    28         800273393    WHEATLEY ALAN                 63 SW 20TH LANE                  VERO BEACH               FL    32961
   28    28         800273708    MURRAY PATRICIA A.            1769 HARRISON COURT              WASHINGTON TOWNSHIP      NJ    08012
   28    28         800273815    MURPHY DANIEL J               130 WOODBRIDGE DR                EAST GREENWICH           RI    02818
   28    28         800273872    EBY ROSALIE                   705 CHANESE LANE                 GALLOWAY TOWNSHIP        NJ    08201
   28    28         800273948    GAMBINO ARTHUR P.             185 187 SCOFIELD AVE             BRIDGEPORT               CT    06601
   28    28         800273971    FOX NANCY N                   660 WOOD VALLEY TRACE            ROSWELL                  GA    30076
   28    28         800274029    UMSTATTER DANIEL K            185 SALEM RD                     STRATFORD                CT    06497
   28    28         800274060    HUDICEK JOSEPH                1938 W WILLARD STREET            PHILADELPHIA             PA    19134
   28    28         800274227    VIGORITO MICHAEL              822 RATHBUN AVENUE               STATEN ISLAND            NY    10309
   28    28         800274391    PERSINGER WILBERT LEE         3708 CLIFTON ROAD                LORAIN                   OH    44055
   28    28         800274508    ALLEN PATRICIA M              3627 27TH AVENUE SOUTH           ST PETERSBURG            FL    33711
   28    28         800274615    WISEBERG ALAN G.              935 58TH AVENUE NORTH            ST PETERSBURG            FL    33703
   28    28         800274631    MATTISON TRACY L.             2432 NORTHEAST 28TH STREET       OCALA                    FL    34470
   28    28         800274672    DENCE SHERI LYN               3938 CARIOCA ROAD                HOLIDAY                  FL    34691
   28    28         800274714    BARLAS GEORGE                 200 BALDWIN DR                   BRISTOL                  CT    06010
   28    28         800274789    ROSE JAMES RAY                RTE 4 CHESTNUT GROVE ROAD        KING                     NC    27021
   28    28         800274839    GOVER ELI E                   8358 WEST CECIL LANE             HOMOSASSA                FL    34446
   28    28         800274847    QUILLEN PAULA K               8131 HIXTON DRIVE                PORT RICHEY              FL    34668
   28    28         800274938    CLARK EVELYN                  2127 6TH AVENUE SOUTH            ST PETERSBURG            FL    33712
   28    28         800275059    ARGABRITE GARY                835 SCENIC LAKE DRIVE            LAWRENCEVILLE            GA    30245
   28    28         800275448    MASSARIA CHRISTOPHE           42 MADISON STREET                FRANKLIN SQUARE          NY    11010
   28    28         800275463    POKORNY DANIEL                23 WALNUT AVENUE                 EAST QUOGUE              NY    11942
   28    28         800275703    BLANK LESLIE                  110 FAIR STREET                  CARMEL                   NY    10512
   28    28         800275737    BEMIS THOMAS F.               4 FOWLER TERRACE                 BURLINGTON               MA    01803
   28    28         800275828    AVITABILE LOUIS S             176 FERN ROAD                    LITCHFIELD               CT    06759
   28    28         800275844    ADAMS BLAIR                   22 KAZERSKY DRIVE                WALLINGFORD              CT    06491
   28    28         800275869    IANIELLO RALPH J              171 MIDVALE AVENUE               CRANSTON                 RI    02920
   28    28         800276156    BORDEN KEITH                  129 CHARITON DRIVE               E STROUDSBURG            PA    18301
   28    28         800276412    DEMBINSKY PETER               1820 MARKET STREET               ASHLAND                  PA    17921
   28    28         800276438    MCKEOWN LEO G                 396 5TH STREET                   PORT CARBON              PA    17965
   28    28         800276628    SOWARD J. KEVAN               16030 SUNSET STRIP               FT MYERS                 FL    33908
   28    28         800276677    GIALLANZA BERTHA A            27019 GOLDEN MEADOW DRIVE        WESLEY CHAPEL            FL    33544
   28    28         800276701    REED, JOSEPH I.               110 JUDY ROAD                    EDEN                     NC    27288
   28    28         800276776    IZUCHUKWU IFEOMA S            350 WILMA COURT                  ATLANTA                  GA    30331
   28    28         800277097    YEARWOOD ANDRE G              95 ANNE MARIE DRIVE              BROCKTON                 MA    02401
   28    28         800277220    MIGLIORE RALPH                60 RIPPLEWATER AVENUE            MASSAPEQUA               NY    11758
   28    28         800277543    TAVERAS VICTOR                8 BEDELL STREET                  NORTH LINDENHURST        NY    11757
   28    28         800277808    SAMUELS JANET M.              95 ROCKLAND AVENUE               NORTH BABYLON            NY    11703
   28    28         800278228    UNDERWOOD LARRY EMERSON       6171 BRACKENMERE TRACE           MEBANE                   NC    27302
   28    28         800278350    BYRD LEWIS                    510 12TH STREET WEST             PALMETTO                 FL    34221
   28    28         800278525    MARINI ANGELA                 11 BAILEY COURT                  PROVIDENCE               RI    02909
   28    28         800278780    ELGAR ROBERT                  752 754 ATWELLS AVE              PROVIDENCE               RI    02909


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800268450            19,400.00         19,400.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.150          201.79
 800268922            20,150.00         20,150.00    08/15/97    07/15/07    118.42    08/15/97     65.0     10.750          274.72
 800268930            19,500.00         19,500.00    08/15/97    07/15/07    118.42    08/15/97     65.0     10.750          265.86
 800269045            56,400.00         56,400.00    09/21/97    08/21/27    359.64    09/21/97     80.0     12.600          606.31
 800269102            52,500.00         52,378.17    08/29/97    07/29/27    358.88    09/29/97     87.5     11.300          511.91
 800269276            15,750.00         15,750.00    09/01/97    08/01/12    179.00    09/01/97     85.0     12.500          194.12
 800269367            71,000.00         71,000.00    09/01/97    08/01/12    179.00    09/01/97     89.3     12.100          735.78
 800269565           146,000.00        146,000.00    09/04/97    08/04/12    179.08    09/04/97     74.9     13.650        1,689.55
 800269573            21,750.00         21,717.53    08/14/97    07/14/12    178.39    09/14/97     89.9     11.950          260.34
 800270050            47,625.00         47,625.00    09/04/97    08/04/17    239.08    09/04/97     85.0     12.900          554.57
 800270068            67,500.00         67,500.00    09/13/97    08/13/12    179.38    09/13/97     75.0      9.650          574.98
 800271397            38,300.00         38,300.00    09/11/97    08/11/17    239.31    09/11/97     89.9     11.150          399.25
 800271462           124,000.00        123,094.29    08/11/97    07/11/12    178.29    10/11/97     80.0     12.500        1,323.40
 800271751            18,750.00         18,616.23    06/01/97    05/01/12    176.00    09/01/97     75.0     10.250          204.37
 800272239           100,000.00         99,935.07    06/08/97    05/08/12    176.19    08/08/97     80.0     11.450          986.48
 800272247            74,500.00         74,500.00    09/19/97    08/19/17    239.57    09/19/97     70.9      9.150          677.50
 800272262            20,000.00         19,901.28    08/22/97    07/22/17    238.65    09/22/97     90.0     11.800          217.43
 800272411            33,600.00         33,460.29    09/05/97    08/05/12    179.11    10/05/97     80.0     10.650          374.54
 800272437            20,680.00         20,680.00    09/01/97    08/01/12    179.00    09/01/97     37.6     10.850          233.10
 800272528            24,577.00         24,577.00    09/11/97    08/11/12    179.31    09/11/97     89.8     11.550          287.89
 800272775            53,600.00         53,600.00    09/11/97    08/11/12    179.31    09/11/97     80.0     12.400          657.15
 800272783            15,250.00         15,206.18    08/21/97    07/21/12    178.62    09/21/97     89.9     11.400          177.18
 800272817            42,000.00         42,000.00    08/21/97    07/21/12    178.62    08/21/97     84.9     12.250          440.12
 800272908            81,000.00         81,000.00    09/05/97    08/05/12    179.11    09/05/97     90.0     11.650          811.42
 800273252            23,000.00         23,000.00    08/25/97    07/25/12    178.75    08/25/97     89.7     11.800          273.09
 800273302            67,100.00         67,100.00    09/08/97    08/08/17    239.21    09/08/97     83.8     10.050          649.75
 800273393            44,200.00         44,200.00    09/18/97    08/18/17    239.54    09/18/97     85.0     10.400          438.32
 800273708            94,520.00         94,520.00    09/08/97    08/08/12    179.21    09/08/97     85.0     11.850          961.34
 800273815            90,000.00         90,000.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.500          960.53
 800273872            68,000.00         68,000.00    09/07/97    08/07/27    359.18    09/07/97     80.0     10.700          632.21
 800273948            70,000.00         70,000.00    09/13/97    08/13/12    179.38    09/13/97     70.0     10.850          658.70
 800273971            56,748.00         56,748.00    08/21/97    07/21/17    238.62    09/21/97     80.2     12.500          644.74
 800274029            75,600.00         75,481.77    08/14/97    07/14/12    178.39    09/14/97     77.8     13.250          968.99
 800274060            18,400.00         18,400.00    08/23/97    07/23/12    178.68    08/23/97     80.0     11.200          178.01
 800274227            40,500.00         40,217.32    08/21/97    07/21/12    178.62    09/21/97     83.9     10.300          442.68
 800274391            54,400.00         54,400.00    09/18/97    08/18/27    359.54    09/18/97     85.0     12.150          565.85
 800274508            36,100.00         36,100.00    09/01/97    08/01/17    239.00    09/01/97     60.1     11.800          392.47
 800274615            27,000.00         27,000.00    09/01/97    08/01/12    179.00    09/01/97     83.6     12.150          280.85
 800274631            59,500.00         59,500.00    09/11/97    08/11/27    359.31    09/11/97     58.3     10.990          566.18
 800274672            33,750.00         33,750.00    09/08/97    08/08/27    359.21    09/08/97     84.3     11.600          336.80
 800274714            54,600.00         54,600.00    08/16/97    07/16/12    178.45    08/16/97     84.9     13.790          719.44
 800274789            21,600.00         21,600.00    09/25/97    08/25/12    179.77    09/25/97     80.0     12.800          270.46
 800274839            58,500.00         58,410.65    08/14/97    07/14/17    238.39    09/14/97     75.0     11.500          623.86
 800274847            45,475.00         45,123.62    08/25/97    07/25/07    118.75    09/25/97     85.0     11.650          643.27
 800274938            11,400.00         11,400.00    08/18/97    07/18/12    178.52    08/18/97     21.9     11.100          130.29
 800275059           112,200.00        112,200.00    09/12/97    08/12/27    359.34    09/12/97     85.0     12.150        1,167.07
 800275448            20,000.00         20,000.00    09/27/97    08/27/12    179.84    09/27/97     83.2     12.400          245.20
 800275463            37,000.00         37,000.00    09/04/97    08/04/12    179.08    09/04/97     88.2     11.400          429.88
 800275703            30,000.00         29,883.94    08/28/97    07/28/12    178.85    09/28/97     73.1     10.400          329.76
 800275737            55,000.00         55,000.00    09/15/97    08/15/12    179.44    09/15/97     77.7     10.750          513.41
 800275828            80,500.00         80,500.00    09/05/97    08/05/12    179.11    09/05/97     79.8     12.800          877.92
 800275844            20,000.00         20,000.00    09/01/97    08/01/12    179.00    09/01/97     75.7     11.500          233.64
 800275869            97,750.00         97,750.00    09/12/97    08/12/12    179.34    09/12/97     85.0     11.850          994.20
 800276156            91,600.00         91,600.00    09/13/97    08/13/17    239.38    09/13/97     80.0     10.650          923.76
 800276412            55,800.00         55,702.51    08/18/97    07/18/12    178.52    09/18/97     90.0     10.900          630.72
 800276438            11,352.00         11,352.00    09/11/97    08/11/07    119.31    09/11/97     80.0     13.990          176.19
 800276628            54,400.00         54,301.75    09/01/97    08/01/17    239.00    10/01/97     85.0     11.990          598.61
 800276677            32,845.00         32,845.00    09/20/97    08/20/17    239.61    09/20/97     80.0     11.250          344.63
 800276701            54,900.00         54,900.00    09/21/97    08/21/07    119.64    09/21/97     90.0     11.000          756.25
 800276776            12,600.00         12,600.00    09/11/97    08/11/12    179.31    09/11/97     89.9     10.800          141.63
 800277097            71,400.00         71,400.00    09/01/97    08/01/27    359.00    09/01/97     85.0     11.500          707.07
 800277220            55,000.00         55,000.00    09/13/97    08/13/12    179.38    09/13/97     65.8     10.500          607.97
 800277543            32,100.00         32,100.00    09/06/97    08/06/12    179.15    09/06/97     90.0     11.400          372.95
 800277808            80,000.00         80,000.00    09/08/97    08/08/12    179.21    09/08/97     80.0     12.500          853.81
 800278228            54,900.00         54,900.00    09/11/97    08/11/17    239.31    09/11/97     90.0     12.650          629.56
 800278350            35,750.00         35,750.00    08/15/97    07/15/12    178.42    08/15/97     65.0     13.740          416.25
 800278525            56,000.00         56,000.00    08/22/97    07/22/12    178.65    08/22/97     70.0     11.700          563.12
 800278780            97,750.00         97,750.00    09/01/97    08/01/12    179.00    09/01/97     85.0     11.750          986.70

                                                                                                                     Page 5 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800279101    MARCHESE ROSS                 19 FORRESTON CIRCLE              MANORVILLE               NY    11949
   28    28         800279234    MCENANY JANET T               548 TWENTY FIRST AVENUE          ALTOONA                  PA    16601
   28    28         800279267    FRANCIS KENNETH L             14 WALNUT STREET                 DELANO                   PA    18220
   28    28         800279556    MULLINS GREGORY S.            919 SPORTSMAN DRIVE              WINSTON-SALEM            NC    27101
   28    28         800279812    ALTMAN MICHAEL D.             33305 BETTS DRIVE                ZEPHYRHILLS              FL    33543
   28    28         800279853    MORRISSEY, THOMAS B           327 NORTH 8TH STREET             LEBANON                  PA    17046
   28    28         800279952    SIMMONS JOHN P                826 INDIAN BLUFF                 WINTER HAVEN             FL    33880
   28    28         800280430    ELICKER ZACHARY S             692 FOUCHE GAP ROAD              ROME                     GA    30165
   28    28         800280778    RAMCHARAN DEODATH L           102 GLEN STREET                  BROOKLYN                 NY    11208
   28    28         800280786    YOUNG MARIE J                 13-15 PARKER STREET              CENTRAL FALLS            RI    02863
   28    28         800281107    WANTZ TONNYA L                863 OAKS STREET SE               MASSILLON                OH    44645
   28    28         800281131    BECTON JOSEPH B               23 25 ASHFORD STREET             WEST HAVEN               CT    06516
   28    28         800281388    BROCKWAY JOAN                 5 LOTUS AVENUE                   EAST HAMPTON             NY    11937
   28    28         800281651    LEE RICHARD A                 1434 18TH AVENUE NORTH           ST PETERSBURG            FL    33704
   28    28         800281735    MARTINEZ LUIS O               963 HUMMEL AVENUE                LEMOYNE                  PA    17043
   28    28         800281867    YATES VERNON H                2863 10TH AVENUE NORTH           ST PETERSBURG            FL    33713
   28    28         800281925    HICKS DENNIS W                8240 46TH STREET NORTH           PINELLAS PARK            FL    33781
   28    28         800282030    SKOWRON MITCHELL S.           5407 PALM CIRCLE                 FAYETTEVILLE             NC    28304
   28    28         800282295    HANNWACKER ROBERT T           17 SHADOW LANE                   HOPEWELL JUNCTION        NY    12533
   28    28         800282402    BOZIC STANIMIR                18 DOE VIEW LANE                 POUND RIDGE              NY    10576
   28    28         800282493    ROGERS BETTY LUE              7323 OAK STREET                  SYKESVILLE               MD    21784
   28    28         800282840    DE PUE RICKY D                15607 BRAKEWATER LANE            SPRING HILL              FL    34610
   28    28         800282931    BORZUTZKY CARLOS A            5425 FAIR OAKS STREET            PITTSBURGH               PA    15217
   28    28         800282998    GIACOMARO THOMAS              15 CASTLE LANE                   LEVITTOWN                NY    11756
   28    28         800283384    BLAKEY RONALD                 5226 WEATHERWOOD TRACE           MARIETTA                 GA    30068
   28    28         800283509    PROCOPIO JOSEPH D             11003 SNOW COURT                 UPPER MARLBORO           MD    20772
   28    28         800284085    SEREY RONNIE                  315 ST LOUIS AVENUE              EGG HARBOR CITY          NJ    08215
   28    28         800284374    RICHARDS JAMES E              37 JENKINS COURT                 PITTSTON                 PA    18640
   28    28         800284382    FREER REX ALLEN               741 COUNTY ROUTE 111             HANNACROIX               NY    12087
   28    28         800284440    KOVACEVIC MILOS               3724 KINGSBURY DRIVE             HOLIDAY                  FL    34691
   28    28         800284481    PADILLA NANCY                 3357 PATTIE PLACE                PALM HARBOR              FL    34685
   28    28         800284655    COKER DARRELL T               628 EAST WILDMERE AVENUE         LONGWOOD                 FL    32750
   28    28         800284671    FALCONE SHIRLEY H.            3564 NORTHEAST 31ST AVENUE       LIGHTHOUSE POINT         FL    33064
   28    28         800284788    CHAPA JAY P                   8389 BAHAMAS ROAD                FT MYERS                 FL    33912
   28    28         800284911    GODFREY SUSAN R               121 W FARIS ROAD                 GREENVILLE               SC    29605
   28    28         800285041    SHIPOSH STEVEN W              513 HIGHLAND AVENUE              CLARKS SUMMIT            PA    18411
   28    28         800285132    MCLEAN BRUCE SMITH            8655 SOUTH 3965 WEST             WEST JORDAN              UT    80488
   28    28         800285264    DRAKE DONALD N                420 RIDGE ROAD                   TABERNASH                CO    80478
   28    28         800285355    HENRICHS DARYL F.             10295 119TH STREET NORTH         LARGO                    FL    33778
   28    28         800285769    SINGH ASWINDRA, J             2003 POLK AVENUE                 SAN MATEO                CA    94403
   28    28         800286239    MCLEOD PATRICIA ANN           4512 US HIGHWAY 70               MEBANE                   NC    27302
   28    28         800286460    LEFCOURTS LAWRENCE            2 ARBOR LANE                     ROSLYN HEIGHTS           NY    11577
   28    28         800286478    MOLEUX PETER G                44 WHEELER ROAD                  NEWTON                   MA    02159
   28    28         800286486    VASQUES JULIO                 609 EAST 5TH STREET              BROOKLYN                 NY    11218
   28    28         800286536    SHOWALTER FRANCIS A           6016 105TH AVENUE NORTH          PINELLAS PARK            FL    33782
   28    28         800286676    LUCERO JUAN                   644 EAST 4TH STREET              BROOKLYN                 NY    11218
   28    28         800287294    DARQUEA CECY                  26 PIN OAK LANE                  SAINT JAMES              NY    11780
   28    28         800287443    REGALADO JESUS                2801 WEST HAZELWOOD STREET       PHOENIX                  AZ    85017
   28    28         800287716    SNOW GARY L                   3890 SOUTH BILLS DRIVE           WEST VALLEY CITY         UT    84120
   28    28         800288235    FRENCH DANIEL W               2304 SOUTH RADCLIFFE PLACE       BRADENTON                FL    34207
   28    28         800288334    VANDERLIP, MILLER GILBERT     215 KING DAVID LANE              GASTONIA                 NC    28054
   28    28         800288391    COHEN JEFFREY                 19 SEGUINE PLACE                 STATEN ISLAND            NY    10312
   28    28         800288458    WICK WILLIAM                  RR 5 BOX 92                      BROOKVILLE               PA    15825
   28    28         800288722    BABETZ JOSHUA                 6230 EAST CALLE DEL NORTE        PHOENIX                  AZ    85018
   28    28         800289092    LUPTON JOSEPH P               610 BOSTIC HILL COURT            MARIETTA                 GA    30067
   28    28         800289431    JORDAN CYNTHIA K              5270 43RD AVENUE NORTH           ST PETERSBURG            FL    33709
   28    28         800289480    LOWE JEFFREY F                2280 DIVISION ROAD               EAST GREENWICH           RI    02818
   28    28         800289639    MASSARO JOSEPH E              260 MATECUMBE LANE               NAPLES                   FL    34114
   28    28         800289761    USHER CAROL                   103 JAMAICA AVE                  WYANDANCH                NY    11798
   28    28         800289803    TRUJILLO SAMUEL W             442 GEMINI COURT                 LITTLETON                CO    80124
   28    28         800289837    COAR MICHAEL                  4809 PULLMAN AVENUE NE           SEATTLE                  WA    98105
   28    28         800289902    DAVE ELDAR AMINADAV           1733 FULTON STREET               SAN FRANCISCO            CA    94117
   28    28         800289951    WINKOWSKI DONALD J            125 SUMMIT RIDGE DRIVE           BRIDGEVILLE              PA    15017
   28    28         800289993    CRAIG GARY J                  9 CAMP AVENUE                    RANKIN                   PA    15104
   28    28         800290074    GUILEFUSS MARY E.             7364 78TH STREET NORTH           PINELLAS PARK            FL    33781
   28    28         800290397    LIVINGSTON DAVID R            2217 SOUTH CLAYTON STREET        DENVER                   CO    80210
   28    28         800290405    HOUTZ KEVIN C                 4946 WEST PAWNEE DRIVE           WEST JORDAN              UT    84084
   28    28         800290488    GILSTRAP JACK W               3 MATTHEW COURT                  GREENVILLE               SC    29611



                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800279101            54,000.00         53,921.56    08/28/97    07/28/17    238.85    09/28/97     84.7     12.250          604.02
 800279234            22,050.00         22,050.00    09/01/97    08/01/17    239.00    09/01/97     70.0      9.400          204.10
 800279267            20,800.00         20,800.00    09/20/97    08/20/17    239.61    09/20/97     80.0     10.650          209.76
 800279556            64,000.00         64,000.00    09/12/97    08/12/12    179.34    09/12/97     80.0      9.990          561.17
 800279812            51,000.00         50,905.79    08/21/97    07/21/17    238.62    09/21/97     85.0     11.650          549.16
 800279853            79,280.00         79,280.00    08/16/97    07/16/12    178.45    09/16/97     80.9      9.850          686.97
 800279952            17,000.00         16,829.87    09/04/97    08/04/12    179.08    10/04/97     56.6     11.300          196.44
 800280430            97,850.00         97,797.90    08/29/97    07/29/27    358.88    09/29/97     82.2     10.300          880.47
 800280778           135,000.00        135,000.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.500        1,440.80
 800280786            61,600.00         61,600.00    09/12/97    08/12/12    179.34    09/12/97     80.0     10.400          558.88
 800281107            36,000.00         36,000.00    09/08/97    08/08/17    239.21    09/08/97     76.5     10.400          357.00
 800281131            55,000.00         54,923.80    08/18/97    07/18/12    178.52    09/18/97     67.0     10.950          521.70
 800281388            15,000.00         15,000.00    09/12/97    08/12/17    239.34    09/12/97     50.0     12.000          165.16
 800281651            33,000.00         33,000.00    09/13/97    08/13/12    179.38    09/13/97     84.9     11.950          394.99
 800281735            52,700.00         52,700.00    09/05/97    08/05/17    239.11    09/05/97     89.9     10.650          531.47
 800281867            28,800.00         28,711.46    09/01/97    08/01/17    239.00    10/01/97     60.0      9.800          274.12
 800281925            31,900.00         31,900.00    08/28/97    07/28/12    178.85    08/28/97     79.4     10.750          357.58
 800282030            19,700.00         19,700.00    09/05/97    08/05/07    119.11    09/05/97     74.8     11.700          279.23
 800282295           117,500.00        117,500.00    09/27/97    08/27/12    179.84    09/27/97     73.4      8.900        1,184.78
 800282402            91,750.00         91,750.00    09/05/97    08/05/12    179.11    09/05/97     85.2     13.250        1,175.99
 800282493           133,600.00        133,600.00    08/25/97    07/25/12    178.75    08/25/97     80.0     13.990        1,581.93
 800282840            58,500.00         58,500.00    09/26/97    08/26/17    239.80    09/26/97     90.0     11.800          636.00
 800282931           108,000.00        108,000.00    09/22/97    08/22/12    179.67    09/22/97     79.9     13.990        1,278.81
 800282998           153,300.00        153,300.00    09/13/97    08/13/27    359.38    09/13/97     82.8      9.250        1,261.16
 800283384           105,800.00        105,800.00    08/23/97    07/23/12    178.68    08/23/97     79.7     12.400        1,297.13
 800283509            59,200.00         59,200.00    09/07/97    08/07/27    359.18    09/07/97     84.6     12.250          620.35
 800284085            41,200.00         41,200.00    09/01/97    08/01/12    179.00    09/01/97     74.9     10.600          379.96
 800284374            51,000.00         51,000.00    09/26/97    08/26/17    239.80    09/26/97     85.0     10.050          493.85
 800284382            19,990.00         19,990.00    09/18/97    08/18/12    179.54    09/18/97     68.2     11.850          237.99
 800284440            38,250.00         38,250.00    09/04/97    08/04/12    179.08    09/04/97     85.0     11.050          365.71
 800284481            24,500.00         24,500.00    09/04/97    08/04/12    179.08    09/04/97     79.9     11.850          291.68
 800284655           117,000.00        117,000.00    09/21/97    08/21/12    179.64    09/21/97     64.9     11.000        1,329.82
 800284671            60,000.00         60,000.00    09/18/97    08/18/12    179.54    09/18/97     68.2     11.250          691.41
 800284788            10,500.00         10,500.00    09/04/97    08/04/12    179.08    09/04/97     82.2     12.500          129.41
 800284911            25,000.00         25,000.00    09/01/97    08/01/12    179.00    09/01/97     89.7     11.800          296.83
 800285041            17,400.00         17,400.00    09/13/97    08/13/07    119.38    09/13/97     79.9     11.150          241.16
 800285132            59,336.00         59,336.00    08/01/97    07/01/12    178.00    09/01/97     89.9     12.750          644.80
 800285264            57,460.00         57,460.00    09/01/97    08/01/12    179.00    09/01/97     63.7     12.950          633.38
 800285355            80,000.00         79,953.67    08/29/97    07/29/27    358.88    09/29/97     80.0      9.850          693.21
 800285769            76,000.00         76,000.00    10/01/97    09/01/12    180.00    10/01/97     89.6     11.550          755.52
 800286239            50,000.00         50,000.00    09/22/97    08/22/17    239.67    09/22/97     55.5     11.250          524.63
 800286460           104,000.00        104,000.00    09/08/97    08/08/12    179.21    09/08/97     85.6     11.700        1,045.80
 800286478            49,700.00         49,700.00    09/15/97    08/15/17    239.44    09/15/97     79.9     12.850          576.97
 800286486           221,000.00        221,000.00    09/01/97    08/01/12    179.00    09/01/97     84.6     10.850        2,079.62
 800286536            35,250.00         35,191.19    08/21/97    07/21/17    238.62    09/21/97     75.0     14.750          457.67
 800286676           221,000.00        221,000.00    09/01/97    08/01/12    179.00    09/01/97     85.0     10.850        2,079.62
 800287294            35,000.00         35,000.00    09/12/97    08/12/07    119.34    09/12/97     80.8     12.850          519.50
 800287443            48,600.00         48,600.00    09/01/97    08/01/12    179.00    09/01/97     90.0     11.350          475.73
 800287716            16,176.00         16,176.00    09/04/97    08/04/12    179.08    09/04/97     70.0     13.650          211.63
 800288235            17,200.00         17,200.00    09/04/97    08/04/12    179.08    09/04/97     84.9     11.400          199.84
 800288334            60,300.00         60,300.00    09/22/97    08/22/17    239.67    09/22/97     90.0     10.650          608.11
 800288391            35,000.00         35,000.00    08/29/97    07/29/17    238.88    08/29/97     85.7     10.990          361.03
 800288458            36,000.00         36,000.00    09/22/97    08/22/27    359.67    09/22/97     80.0     10.650          333.35
 800288722           430,000.00        430,000.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.350        4,209.11
 800289092            36,400.00         36,400.00    09/01/97    08/01/12    179.00    09/01/97     88.9     11.800          432.19
 800289431            10,000.00         10,000.00    09/11/97    08/11/17    239.31    09/11/97     89.6     11.250          104.93
 800289480            23,600.00         23,600.00    09/18/97    08/18/12    179.54    09/18/97     89.9     11.300          272.70
 800289639            51,000.00         51,000.00    09/13/97    08/13/12    179.38    09/13/97     85.0     10.500          563.75
 800289761            90,900.00         90,900.00    09/04/97    08/04/12    179.08    09/04/97     69.9      9.400          757.71
 800289803            16,900.00         16,900.00    09/01/97    08/01/12    179.00    09/01/97     77.3     14.000          225.06
 800289837            39,100.00         39,100.00    09/01/97    08/01/12    179.00    09/01/97     85.0     13.350          503.75
 800289902           128,750.00        128,750.00    10/01/97    09/01/12    180.00    10/01/97     75.0     11.000        1,226.12
 800289951            73,500.00         73,500.00    08/28/97    07/28/17    238.85    08/28/97     83.7     10.000          709.29
 800289993            23,100.00         23,100.00    09/01/97    08/01/12    179.00    09/01/97     70.0     10.500          255.35
 800290074            12,350.00         12,350.00    09/11/97    08/11/17    239.31    09/11/97     79.9     12.500          140.31
 800290397            80,000.00         80,000.00    09/01/97    08/01/17    239.00    09/01/97     79.4     10.050          774.67
 800290405            33,000.00         32,697.67    09/01/97    08/01/12    179.00    10/01/97     87.6     13.000          365.05
 800290488            67,950.00         66,706.23    04/26/97    03/26/17    234.77    08/26/97     90.0     13.000          796.09

                                                                                                                     Page 6 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800290629    PAZ EDUARDO                   11440 SW 73RD TERRACE            MIAMI                    FL    33173
   28    28         800290991    TIEDEMANN NICO                391 A OTTAWA LANE                STRATFORD                CT    06497
   28    28         800291049    RILEY JOHN                    11833 CARMEL LAKES DRIVE         CHARLOTTE                NC    28226
   28    28         800291148    HARGRAVE CLARENCE             2542 58TH AVENUE NORTH           ST PETERSBURG            FL    33714
   28    28         800291536    FOLEY SCOTT E                 1165 HOWARD CT                   INDEPENDENCE             OR    97351
   28    28         800291676    FOSTER CLEMENT C              1116 41ST STREET SOUTH           TACOMA                   WA    98408
   28    28         800291759    ALLENS ALEXANDRIA             13700 JACKSON STREET             MIAMI                    FL    33176
   28    28         800291809    FULTS JODIE L                 17611 EAST EASTMAN PLACE         AURORA                   CO    80013
   28    28         800291817    AGUILERA SOPHIA               11 SOUTH WINIFRED DRIVE          TOTOWA                   NJ    07512
   28    28         800292021    SNOW JOHN D                   502 TIDBALL AVENUE               GROVE CITY               PA    16127
   28    28         800292195    KATSABAS HARALAMBOS           60 CARROLL AVENUE                VALLEY STREAM            NY    11580
   28    28         800292351    KEELING RAYMOND D             2700 SOUTH CONNIE AVENUE         LEHIGH ACRES             FL    33971
   28    28         800292385    BOSKI KURT                    14797 KIMBERLY LANE              FT MYERS                 FL    33908
   28    28         800292401    ROWAN KEVIN M                 4234 DARTMOUTH AVE NORTH         ST PETERSBURG            FL    33713
   28    28         800292641    MALCOLM DEBBRA LYNN           606 WEST GOODWAY DRIVE           MURRAY                   UT    84123
   28    28         800292880    HUTCHERSON CRAIG              275 NICOLL AVENUE                CENTRAL ISLIP            NY    11722
   28    28         800292948    WASHBURN CRAIG A              6501 EAST SWEETWATER AVENU       SCOTTSDALE               AZ    85254
   28    28         800293219    SULLIVAN JAMES                805 LILACGLEN COURT              COLORADO SPRINGS         CO    80906
   28    28         800293227    MCCORMICK MICHAEL E           13791 SOUTHWEST 18TH COURT       DAVIE                    FL    33325
   28    28         800293243    FEIOCK GERALD J               1655 ULSTER STREET               DENVER                   CO    80220
   28    28         800293268    NIKOLOVIENIS MARIA            240-45 66TH AVENUE               DOUGLASTON               NY    11362
   28    28         800293318    KERR HERBERT W                30 WILDERNESS DR                 VOORHEES                 NJ    08042
   28    28         800293615    IZZO JAMES V.                 4111 FIELDS DRIVE                WHITEMARSH TOWNSHIP      PA    19444
   28    28         800294027    PAYNE CEDRIC L                4503 GRAINARY AVENUE             TAMPA                    FL    33624
   28    28         800294050    DURIVAGE ARTHUR E             1009 CLOVERLAWN ROAD             TROY                     NY    12180
   28    28         800294100    NEWSOME CHRISTINE M           564 ASHTON AVENUE                FRANKLIN                 VA    23851
   28    28         800294175    BARTOSH MARY M                3638 ORANGEVILLE ROAD            SHARPSVILLE              PA    16150
   28    28         800294282    KELSTROM JANET S              3726 ECCLES AVENUE               OGDEN                    UT    84403
   28    28         800294316    DRAKE JOHN P                  17950 OAK CREEK ROAD             ALVA                     FL    33920
   28    28         800294704    SMITH TODD D                  253 MAIN STREET                  NEW KENSINGTON           PA    15068
   28    28         800294993    VAUGHAN THOMAS T              10043 PANAMA COURT               SEMINOLE                 FL    33776
   28    28         800295008    JENSEN PRESTON J              8689 SOUTH 4830 WEST             WEST JORDAN              UT    84088
   28    28         800295131    SLETHOLM DAVID M              2412 SE SILVER SPRINGS ROA       MILWAUKIE                OR    97222
   28    28         800295164    LOUISE LESAG CHRISTETTE       4085 SOUTH WASHINGTON ST         ENGLEWOOD                CO    80110
   28    28         800295222    WOODARD ROBERT M              7810 WEST PAINE AVENUE           LAKEWOOD                 CO    80235
   28    28         800295370    ARMSTRONG BRIAN K             700 113TH AVENUE NORTHWEST       COON RAPIDS              MN    55448
   28    28         800295594    LIVINGSTON JAMES S            2940 SPARROW DRIVE               YORK                     PA    17404
   28    28         800295651    SCHWAGER DAVID E              24 GERSHOM PLACE                 KINGSTON                 PA    18704
   28    28         800295800    VICKERS ROBERT W              529 CRESTWOOD DRIVE              RED LION                 PA    17356
   28    28         800295834    QUATTLEBAUM JANE S            4926 NORTH SHORE DRIVE           POLK CITY                FL    33868
   28    28         800295891    KUTI MAGUERITA GAY            596 MONROE STREET                BROOKLYN                 NY    11221
   28    28         800296238    OSTROY JUDITH LEAH            7149 SAUL STREET                 PHILADELPHIA             PA    19149
   28    28         800296287    WRIGHT GEORGE T.              2926 CYPRESS GREEN DRIVE         PALM HARBOR              FL    34684
   28    28         800296303    LUCERO GARRY L                9522 SUN COUNTRY DRIVE           ELIZABETH                CO    80107
   28    28         800296378    LEINS WILLIAM M               6739 EAST LAKE CIRCLE            ENGLEWOOD                CO    80111
   28    28         800296519    RAYMOND PEAR MICHAEL ELME     191-12 FOOTHILL AVENUE           HOLLIS                   NY    11423
   28    28         800296535    MCGUIRE SHAWN W.              1663 CAMBRIA PLACE               ESCONDIDO                CA    92029
   28    28         800297087    CHAN YIP HOI                  487 MARCY AVENUE                 RIVERHEAD                NY    11901
   28    28         800298226    VAN BLARCOM MARK              526 PINE RANCH EAST ROAD         OSPREY                   FL    34229
   28    28         800298283    DOYLE PETER J                 44 DELTA ROAD                    BRAINTREE                MA    02184
   28    28         800298390    SELLARDS MARY F               309 BLANTLEY DRIVE               HARTSVILLE               SC    29550
   28    28         800298408    ROMANO SEBASTIAN              1711 SOUTHEAST 6TH LANE          CAPE CORAL               FL    33990
   28    28         800298432    RIVERA JEFFERY L              838 NORTH TALISMAN DRIVE         SALT LAKE CITY           UT    84116
   28    28         800298531    CLEMENS CHARLES DAVID         818 9TH STREET NE                MASSILLON                OH    44646
   28    28         800298564    VANCE WALLACE REED            720 WEST GLENEAGLES DRIVE        PHONEIX                  AZ    85023
   28    28         800298663    NOLAN JERROLD PHILIP          5505 WELLINGTON PARKWAY          ARVADA                   CO    80003
   28    28         800298671    NICOLAS ROSEANN               402 EAST COUNTRY GABLES DR       PHOENIX                  AZ    85022
   28    28         800299026    CARBONETTI PHILIP F           334 WESTMINISTER PLACE           LODI                     NJ    07644
   28    28         800299265    EVANS FRANCIS J               134 EQUINOX DRIVE                CASTLE ROCK              CO    80104
   28    28         800299729    SMITH RALPH D                 11008 VALLEY VIEW DRIVE          CLARKS SUMMIT            PA    18411
   28    28         800299885    GWYNN GARMEN W                1230 NORTH 57TH STREET           PHILADLEPHIA             PA    19131
   28    28         800299943    MENA RITA K                   513 KING STREET                  POTTSTOWN                PA    19464
   28    28         800300048    CORDREY MICHELE K             12410 FORT KING ROAD             DADE CITY                FL    33525
   28    28         800300055    KECK WILLIAM                  150 S NEGLEY AVENUE              PITTSBURGH               PA    15206
   28    28         800300311    FIEHL WALTER                  RR 2 BOX 2130                    NICHOLSON                PA    18446
   28    28         800300378    FITHIAN-MAZU DALE B           4169 BRIDGE STREET               WHITEHALL                PA    18052
   28    28         800300501    SPEAR ROXANNE                 3581 67TH AVENUE NORTH           PINELLAS PARK            FL    33781
   28    28         800300923    CURTIS DENISE M.              219 HOWE STREET                  METHUEN                  MA    01844


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800290629            45,400.00         45,400.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.400          556.61
 800290991            87,500.00         87,500.00    09/12/97    08/12/12    179.34    09/12/97     70.0     12.650          944.05
 800291049            73,600.00         73,600.00    09/19/97    08/19/17    239.57    09/19/97     79.9      9.150          669.32
 800291148            54,000.00         53,892.40    08/28/97    07/28/27    358.85    09/28/97     88.5     11.050          516.30
 800291536            16,778.00         16,778.00    10/01/97    09/01/17    240.00    10/01/97     89.9     11.300          176.62
 800291676            68,000.00         68,000.00    10/01/97    09/01/12    180.00    10/01/97     85.0     12.000          699.46
 800291759            15,121.00         15,121.00    10/01/97    09/01/12    180.00    10/01/97     84.9     12.400          185.39
 800291809            20,500.00         20,500.00    09/01/97    08/01/12    179.00    09/01/97     89.6     11.800          207.71
 800291817            15,000.00         15,000.00    09/01/97    08/01/07    119.00    09/01/97     07.1     10.250          200.31
 800292021            25,400.00         25,400.00    09/22/97    08/22/12    179.67    09/22/97     79.9     13.990          338.09
 800292195            28,000.00         28,000.00    09/13/97    08/13/17    239.38    09/13/97     77.6     13.500          338.06
 800292351            48,000.00         48,000.00    09/04/97    08/04/12    179.08    09/04/97     77.4     10.650          535.06
 800292385            12,700.00         12,700.00    09/04/97    08/04/12    179.08    09/04/97     89.9     11.800          150.79
 800292401            52,500.00         52,500.00    09/01/97    08/01/27    359.00    09/01/97     75.0     11.500          519.90
 800292641            25,000.00         25,000.00    08/15/97    07/15/12    178.42    09/15/97     64.2     11.800          296.83
 800292880           135,000.00        135,000.00    09/01/97    08/01/27    359.00    09/01/97     90.0     11.400        1,326.60
 800292948           144,000.00        143,870.50    09/01/97    08/01/12    179.00    10/01/97     80.0      8.950        1,153.48
 800293219           193,400.00        193,400.00    09/01/97    08/01/27    359.00    09/01/97     88.7     10.500        1,769.11
 800293227            16,000.00         16,000.00    09/15/97    08/15/12    179.44    09/15/97     80.0     12.990          202.33
 800293243            26,500.00         26,500.00    10/01/97    09/01/12    180.00    10/01/97     88.2     11.300          306.21
 800293268           118,500.00        118,500.00    09/04/97    08/04/12    179.08    09/04/97     74.6     12.850        1,296.97
 800293318           132,000.00        132,000.00    09/01/97    08/01/12    179.00    09/01/97     89.6     12.250        1,383.22
 800293615            32,000.00         32,000.00    09/13/97    08/13/12    179.38    09/13/97     85.0     12.350          337.80
 800294027            32,000.00         32,000.00    09/22/97    08/22/12    179.67    09/22/97     88.9     11.800          379.95
 800294050            24,400.00         24,400.00    09/20/97    08/20/17    239.61    09/20/97     84.9     11.990          268.49
 800294100            35,900.00         35,900.00    09/01/97    08/01/27    359.00    09/01/97     79.9     13.500          411.20
 800294175            76,950.00         76,950.00    08/25/97    07/25/12    178.75    08/25/97     90.0     11.300          750.31
 800294282            24,872.00         24,745.65    08/22/97    07/22/12    178.65    09/22/97     85.0     12.600          308.17
 800294316            21,300.00         21,300.00    09/05/97    08/05/12    179.11    09/05/97     89.5     11.800          252.90
 800294704            25,900.00         25,900.00    09/21/97    08/21/12    179.64    09/21/97     78.8     12.990          327.53
 800294993            30,000.00         30,000.00    09/05/97    08/05/12    179.11    09/05/97     77.5     10.550          332.55
 800295008            21,500.00         21,500.00    10/01/97    09/01/12    180.00    10/01/97     84.7     11.850          255.96
 800295131            32,645.00         32,645.00    09/01/97    08/01/12    179.00    09/01/97     80.0      9.800          346.82
 800295164            35,730.00         35,730.00    08/28/97    07/28/12    178.85    08/28/97     70.0     12.750          446.21
 800295222            45,000.00         45,000.00    10/01/97    09/01/12    180.00    10/01/97     74.6     13.600          587.24
 800295370            21,000.00         20,946.72    08/28/97    07/28/12    178.85    09/28/97     88.9     11.550          245.99
 800295594            37,150.00         37,150.00    09/20/97    08/20/12    179.61    09/20/97     89.9     11.650          437.53
 800295651            97,000.00         97,000.00    09/26/97    08/26/12    179.80    09/26/97     84.9     11.850          986.57
 800295800            34,300.00         34,300.00    09/27/97    08/27/12    179.84    09/27/97     84.7     13.000          433.98
 800295834            39,000.00         39,000.00    09/20/97    08/20/12    179.61    09/20/97     65.0     11.550          456.83
 800295891           131,750.00        131,750.00    08/02/97    07/02/12    177.99    08/02/97     85.0     12.700        1,426.59
 800296238            20,000.00         19,905.31    09/05/97    08/05/12    179.11    10/05/97     40.0     10.950          226.69
 800296287            26,600.00         26,600.00    09/08/97    08/08/12    179.21    09/08/97     84.9     12.000          319.24
 800296303            17,443.00         17,443.00    10/01/97    09/01/12    180.00    10/01/97     79.8     10.750          195.53
 800296378            58,500.00         58,500.00    10/01/97    09/01/12    180.00    10/01/97     80.0     10.250          637.62
 800296519            51,500.00         51,500.00    09/12/97    08/12/12    179.34    09/12/97     79.3     11.300          502.16
 800296535            40,000.00         40,000.00    10/01/97    09/01/12    180.00    10/01/97     85.0     12.600          430.01
 800297087            99,000.00         99,000.00    08/25/97    07/25/12    178.75    08/25/97     90.0     10.900          935.33
 800298226            30,000.00         30,000.00    09/18/97    08/18/07    119.54    09/18/97     65.0     10.500          404.80
 800298283           162,000.00        162,000.00    10/01/97    09/01/27    360.00    10/01/97     68.3     10.450        1,475.83
 800298390            25,000.00         25,000.00    09/22/97    08/22/12    179.67    09/22/97     82.7     13.100          317.96
 800298408            11,400.00         11,400.00    09/18/97    08/18/07    119.54    09/18/97     74.9     12.350          165.87
 800298432            15,600.00         15,600.00    09/01/97    08/01/12    179.00    09/01/97     85.1     12.400          165.28
 800298531            64,600.00         64,600.00    09/25/97    08/25/27    359.77    09/25/97     85.0     12.600          694.47
 800298564            20,000.00         20,000.00    10/01/97    09/01/12    180.00    10/01/97     62.0     11.850          203.42
 800298663            59,000.00         59,000.00    10/01/97    09/01/12    180.00    10/01/97     88.3     11.600          588.78
 800298671            27,000.00         27,000.00    10/01/97    09/01/12    180.00    10/01/97     61.9     11.650          270.47
 800299026           107,000.00        106,682.06    09/05/97    08/05/12    179.11    10/05/97     51.4     11.500        1,059.61
 800299265           125,000.00        125,000.00    09/01/97    08/01/12    179.00    09/01/97     71.9     11.250        1,440.43
 800299729            73,800.00         73,800.00    09/25/97    08/25/12    179.77    09/25/97     74.9     11.700          871.53
 800299885            34,000.00         34,000.00    09/01/97    08/01/12    179.00    09/01/97     80.0     14.500          464.27
 800299943            64,000.00         64,000.00    09/01/97    08/01/27    359.00    09/01/97     53.3     13.100          712.97
 800300048            68,000.00         68,000.00    09/22/97    08/22/17    239.67    09/22/97     62.9     10.200          665.25
 800300055            30,000.00         30,000.00    09/18/97    08/18/12    179.54    09/18/97     79.2     12.850          376.62
 800300311            64,400.00         64,400.00    09/08/97    08/08/27    359.21    09/08/97     54.1     12.100          667.39
 800300378            15,400.00         15,400.00    09/13/97    08/13/12    179.38    09/13/97     89.9     11.650          181.37
 800300501            27,375.00         27,375.00    09/18/97    08/18/12    179.54    09/18/97     75.0     14.500          373.81
 800300923            41,869.00         41,869.00    09/20/97    08/20/12    179.61    09/20/97     80.0     13.200          535.27

                                                                                                                     Page 7 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800300980    AUSTIN JULIAN L               39138 SHEFFEY LANE               DADE CITY                FL    33525
   28    28         800301053    RAVEN ROY D                   1802 PIPERS MEADOW DRIVE         PALM HARBOR              FL    34683
   28    28         800301319    JOHNSON ISSAC                 39 WILLIAMS AVENUE               AMITYVILLE               NY    11701
   28    28         800301343    MURPHY GARY C                 3 GRETL LANE                     NEW MILFORD              CT    06776
   28    28         800301368    SPICZKA DONALD L              16516 FOOTHILL DRIVE             TAMPA                    FL    33624
   28    28         800301491    BLACKWELL HERBERT V           3556 JUNEWAY                     BALTIMORE                MD    21213
   28    28         800301947    ANDREFSKI BARRY V             112 PUTNAM STREET                WEST HAZELTON            PA    18201
   28    28         800302002    COPPOLELLA ANTHONY S          306 LIBERTY AVENUE               ROSETO                   PA    18013
   28    28         800302069    SURES ELLEN                   124 LAUREL ROAD                  HOLLYWOOD                FL    33021
   28    28         800302135    DASKAUSKAS DENIS P            6503 FAIRLAWN STREET             SPRING HILL              FL    34606
   28    28         800302234    REALI JOHN                    1539 MAYFLOWER AVENUE            BRONX                    NY    10465
   28    28         800302275    CUNNINGHAM DIANE M            17 GARLAND ROAD                  ROCKY POINT              NY    11778
   28    28         800302390    HANFORD STARLING LOVING       1701 EAST MAURA STREET           PENSACOLA                FL    32503
   28    28         800302473    GOGLIA WILLIAM T              20 JOHNSON AVENUE                WEST CALDWELL            NJ    07006
   28    28         800302663    DEJULIANNIE SCOTT A           726 8TH STREET                   LONGMONT                 CO    80501
   28    28         800302671    DIBENE GAETANO A              10217 CHESTNUT DRIVE             HUDSON                   FL    34669
   28    28         800302721    CRUMPTON RONALD E             6234 21ST AVENUE NORTH           ST PETERSBURG            FL    33710
   28    28         800302820    SMITH-WAGNER TWILA            7114 NORTH HABANA AVENUE         TAMPA                    FL    33614
   28    28         800302911    VARGHESE ROSAMMA              1691 PINEGROVE BLVD              BAY SHORE                NY    11706
   28    28         800303018    HEMSLEY REGINALD              19151 SHADOW SPRINGS COURT       JEFFERSONTON             VA    22724
   28    28         800303224    FRICCHIONE JOSEPH             4402 MCKENZIE DRIVE              MONROEVILLE              PA    15146
   28    28         800303422    SAINT CYR KETLEY              2122 WINNING WAY                 PORT CHARLOTTE           FL    33948
   28    28         800303497    FARR MARIJANE                 2429 ARAPHO STREET               SARASOTA                 FL    34231
   28    28         800303570    MCLAUGHLIN JAMES I.           4922 14TH AVENUE SOUTH           GULFPORT                 FL    33707
   28    28         800303604    SPARKS DANNY                  27092 SINONA AVENUE              BROOKSVILLE              FL    34602
   28    28         800303828    MCINTOSH MICHAEL D            2281 NORTH GARFIELD AVENUE       LOVELAND                 CO    80538
   28    28         800304123    NUSSER JAMES E                585 JOAN STREET                  MARS                     PA    16066
   28    28         800304156    HILLS, FRANKLIN               2713 WEST GRAY STREET            TAMPA                    FL    33609
   28    28         800304404    HAYSER MICHAEL F              80 SECOND AVENUE                 GARWOOD                  NJ    07027
   28    28         800304503    PARSONS PAUL W                1873 BALBOA LANE                 CLEARWATER               FL    34616
   28    28         800304818    RIVIELLO THOMAS K             190 SILVERADO DRIVE              NAPLES                   FL    34119
   28    28         800305484    HOWELL TERRY I                201 MULBERRY DRIVE               SUMMERVILLE              SC    29483
   28    28         800306300    HALVERSON DON M               563 NORTH CAMBRIDGE CIRCLE       SALT LAKE CITY           UT    84103
   28    28         800306383    HEGNER ROBERT R               605 CHARETTE PLACE               SEWICKLEY                PA    15143
   28    28         800306508    YALE RAYMOND W                218 CARLISLE ROAD                WILKES BARRE             PA    18702
   28    28         800306920    SCOTT YANCY M                 1578 11TH STREET                 OGDEN                    UT    84404
   28    28         800307084    HANCOCK RAWSON J              1761 WEST 500 NORTH              WEST POINT               UT    84015
   28    28         800307241    KREINDEL HOWARD               7650 NW 79TH AVENUE #M1          TAMARAC                  FL    33321
   28    28         800307381    SPIELFOGEL CATHERINE M        153 PROSPECT ST                  NEPTUNE CITY             NJ    07753
   28    28         800308348    TALMAGE MARILYN A             720 NORTH YOUNG                  MESA                     AZ    85203
   28    28         800309155    RICHTER ROGER A               5045 WEST YALE AVENUE            DENVER                   CO    80219
   28    28         800309312    PAPPALARDO NANCY              620 MORGAN HIGHWAY               CLARKS SUMMIT            PA    18411
   28    28         800309627    ALLAN DAVID                   7219 WEST KIMBERLY WAY           GLENDALE                 AZ    85308
   28    28         800309643    COOLEY WILLIAM C              2599 GLENRIDGE DRIVE             SPRING HILL              FL    34609
   28    28         800310476    HELENEK JOHN F                13363 NORTH 92ND WAY             SCOTTSDALE               AZ    85260
   28    28         800310500    WARD KATHRYN M                2126 WEST NORWEIGIAN STREE       POTTSVILLE               PA    17901
   28    28         800311169    LEHMKUHL ESTHER L.            2489 58TH STREET NORTH           ST PETERSBURG            FL    33710
   28    28         800311201    SPARKS DEBORAH ANN            22219 BINGHAM AVENUE             PORT CHARLOTTE           FL    33954
   28    28         800311391    LENG HANK LIM                 54 LAKE LANE                     FROSTPROOF               FL    33843
   28    28         800311748    ANDERSON JAMES M              3534 WILDERNESS DRIVE SE         OLYMPIA                  WA    98501
   28    28         800313272    GEBHARDT ROBERT               2735 SOUTHWEST 2ND TERRACE       CAPE CORAL               FL    33991
   28    28         800313280    WALL VIANGELA LILES           113 FRANK WEST STREET            HAMLET                   NC    28345
   28    28         800313645    GUNNIN WILLIAM T              3806 WILLOW TREE CIRCLE          DOUGLASVILLE             GA    30135
   28    28         800313967    MASON DOLORES A               127 NORTH GARFIELD AVENUE        LOVELAND                 CO    80537
   28    28         800314486    WHYTE STEVAL                  173 60 105TH AVENUE              SOUTH JAMAICA            NY    11433
   28    28         800316879    DENNIS THERESA                3645 N 13TH STREET               PHILADELPHIA             PA    19140
   28    28         800317182    URBAN LAWRENCE P              2140 ONONDAGA LANE               PUNTA GORDA              FL    33983
   28    28         800317760    RENSHAW MORRELL J.            7005 TOLEDO ROAD                 SPRING HILL              FL    34606
   28    28         800318131    ARNOLD FRANK L                3301 21ST AVENUE SOUTHWEST       NAPLES                   FL    34117
   28    28         800318875    GROOM COLLETTE E              7403 EAST CASTILLA BLVD          ENGLEWOOD                CO    80112
   28    28         800319121    GREENLAW DOUGLAS E            1915 PLUMTREE LANE               SARASOTA                 FL    34243
   28    28         800319410    GILLEN CHARLES RICHARD        1415 JEFFERSON AVENUE            LEHIGH ACRES             FL    33972
   28    28         800319477    CRAWFORD CURTIS L             3140 TONKIN DRIVE                NORTH PORT               FL    34287
   28    28         800319717    ZIMMARDI ROBERT A.            1586 5TH STREET                  WEST BABYLON             NY    11704
   28    28         800320384    MAKRYDAKIS EVANGELOS          140-29 CHERRY AVE                FLUSHING                 NY    11355
   28    28         800320392    MURPHY RONNIE L               118 DOWNEY DRIVE                 PELION                   SC    29123
   28    28         800320780    RIZZI JAMES                   234 BENZIGER AVENUE              STATEN ISLAND            NY    10301
   28    28         800320988    BAIER FRANK D                 1200 SOUTH JACKSON STREET        DENVER                   CO    80210



                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800300980            35,000.00         35,000.00    09/13/97    08/13/12    179.38    09/13/97     68.1     10.100          378.26
 800301053           123,000.00        123,000.00    09/22/97    08/22/27    359.67    09/22/97     61.5      9.250        1,011.89
 800301319            92,000.00         92,000.00    09/22/97    08/22/12    179.67    09/22/97     78.0      9.400          955.14
 800301343            57,900.00         57,900.00    09/01/97    08/01/12    179.00    09/01/97     84.8     12.990          732.19
 800301368            88,000.00         88,000.00    09/01/97    08/01/12    179.00    09/01/97     80.0     11.450          868.10
 800301491            15,100.00         15,100.00    09/05/97    08/05/12    179.11    09/05/97     79.9     14.350          204.66
 800301947            27,200.00         27,200.00    09/25/97    08/25/07    119.77    09/25/97     80.0     13.350          411.76
 800302002            65,600.00         65,600.00    09/05/97    08/05/12    179.11    09/05/97     80.0     13.350          743.66
 800302069            32,000.00         32,000.00    09/06/97    08/06/12    179.15    09/06/97     69.0     10.500          292.72
 800302135            65,600.00         65,600.00    09/11/97    08/11/12    179.31    09/11/97     80.0     10.500          600.07
 800302234           225,000.00        225,000.00    09/07/97    08/07/12    179.18    09/07/97     90.0     11.300        2,193.88
 800302275            26,600.00         26,600.00    09/18/97    08/18/12    179.54    09/18/97     89.9     11.250          258.36
 800302390            26,000.00         26,000.00    09/22/97    08/22/17    239.67    09/22/97     72.2     10.350          256.96
 800302473            75,000.00         75,000.00    09/01/97    08/01/12    179.00    09/01/97     79.7     11.500          876.14
 800302663            42,800.00         42,800.00    10/01/97    09/01/17    240.00    10/01/97     89.9     11.150          446.15
 800302671            42,415.00         42,415.00    09/06/97    08/06/17    239.15    09/06/97     84.8     12.600          484.89
 800302721            48,000.00         48,000.00    09/08/97    08/08/12    179.21    09/08/97     80.0      9.600          407.12
 800302820            27,750.00         27,750.00    09/05/97    08/05/17    239.11    09/05/97     90.0     11.250          291.17
 800302911           118,800.00        118,800.00    09/01/97    08/01/12    179.00    09/01/97     90.0     12.100        1,231.14
 800303018            32,220.00         32,220.00    09/08/97    08/08/12    179.21    09/08/97     76.5     10.350          353.17
 800303224            68,000.00         68,000.00    09/12/97    08/12/27    359.34    09/12/97     80.0     12.350          717.83
 800303422            48,750.00         48,750.00    09/20/97    08/20/27    359.61    09/20/97     65.0     10.950          462.42
 800303497            80,800.00         80,800.00    09/13/97    08/13/27    359.38    09/13/97     80.0     12.500          862.34
 800303570            54,900.00         54,900.00    09/04/97    08/04/27    359.08    09/04/97     90.0     10.450          500.14
 800303604            45,000.00         45,000.00    09/11/97    08/11/17    239.31    09/11/97     90.0      9.950          432.77
 800303828            18,000.00         18,000.00    10/01/97    09/01/12    180.00    10/01/97     84.8     12.250          188.62
 800304123            19,400.00         19,400.00    09/05/97    08/05/12    179.11    09/05/97     85.0     12.350          237.22
 800304156            46,750.00         46,750.00    09/08/97    08/08/27    359.21    09/08/97     85.0     11.150          450.52
 800304404            20,000.00         20,000.00    09/18/97    08/18/12    179.54    09/18/97     89.4     12.500          246.50
 800304503            54,000.00         53,852.32    09/06/97    08/06/27    359.15    10/06/97     45.3      9.900          469.90
 800304818            71,545.00         71,545.00    09/19/97    08/19/12    179.57    09/19/97     84.9     12.100          863.27
 800305484            44,900.00         44,900.00    09/22/97    08/22/17    239.67    09/22/97     90.0     10.250          440.76
 800306300           105,000.00        105,000.00    10/01/97    09/01/12    180.00    10/01/97     85.0     12.000        1,080.04
 800306383            67,000.00         67,000.00    09/26/97    08/26/27    359.80    09/26/97     84.8      9.650          570.72
 800306508            61,000.00         61,000.00    09/20/97    08/20/27    359.61    09/20/97     87.1     10.990          580.46
 800306920            92,000.00         92,000.00    10/01/97    09/01/27    360.00    10/01/97     80.0     10.100          814.17
 800307084            33,000.00         33,000.00    10/01/97    09/01/17    240.00    10/01/97     84.2     11.750          357.62
 800307241            15,000.00         15,000.00    09/20/97    08/20/12    179.61    09/20/97     80.0     12.850          188.31
 800307381            30,000.00         30,000.00    09/12/97    08/12/12    179.34    09/12/97     62.5     12.350          366.83
 800308348            15,000.00         15,000.00    10/01/97    09/01/12    180.00    10/01/97     82.5     12.300          182.93
 800309155            57,000.00         57,000.00    10/01/97    09/01/12    180.00    10/01/97     79.9     13.200          728.71
 800309312            70,000.00         70,000.00    09/13/97    08/13/27    359.38    09/13/97     73.6     10.700          650.81
 800309627            89,600.00         89,600.00    10/01/97    09/01/12    180.00    10/01/97     89.6     11.100          860.06
 800309643           100,000.00        100,000.00    09/22/97    08/22/12    179.67    09/22/97     80.0     10.350          903.54
 800310476            29,700.00         29,700.00    10/01/97    09/01/12    180.00    10/01/97     79.8     10.750          277.24
 800310500            51,000.00         51,000.00    09/18/97    08/18/12    179.54    09/18/97     85.0     12.600          548.26
 800311169            25,500.00         25,500.00    09/12/97    08/12/12    179.34    09/12/97     86.1     12.850          279.09
 800311201            44,000.00         44,000.00    09/20/97    08/20/27    359.61    09/20/97     67.6     10.500          402.49
 800311391            34,850.00         34,850.00    09/13/97    08/13/12    179.38    09/13/97     85.0     12.400          427.27
 800311748           111,600.00        111,600.00    10/01/97    09/01/12    180.00    10/01/97     60.0     10.850        1,257.95
 800313272            37,000.00         37,000.00    09/20/97    08/20/17    239.61    09/20/97     76.9     12.500          420.37
 800313280            17,550.00         17,550.00    09/20/97    08/20/12    179.61    09/20/97     65.0     13.250          224.94
 800313645            23,050.00         23,050.00    09/22/97    08/22/17    239.67    09/22/97     85.0     12.350          259.45
 800313967            85,000.00         85,000.00    10/01/97    09/01/27    360.00    10/01/97     85.0      9.650          724.05
 800314486           112,000.00        112,000.00    09/13/97    08/13/12    179.38    09/13/97     80.0     10.600        1,032.89
 800316879            30,400.00         30,400.00    09/25/97    08/25/12    179.77    09/25/97     81.0     11.500          301.05
 800317182            50,000.00         50,000.00    09/27/97    08/27/12    179.84    09/27/97     79.1     13.850          586.50
 800317760            50,000.00         50,000.00    09/19/97    08/19/27    359.57    09/19/97     82.1      9.900          435.10
 800318131            50,000.00         50,000.00    09/18/97    08/18/12    179.54    09/18/97     44.9     10.750          560.47
 800318875            22,000.00         22,000.00    10/01/97    09/01/12    180.00    10/01/97     78.3     12.350          269.01
 800319121            14,459.00         14,459.00    09/26/97    08/26/07    119.80    09/26/97     84.9     11.400          202.46
 800319410            39,000.00         39,000.00    09/27/97    08/27/12    179.84    09/27/97     77.4     13.100          434.47
 800319477            26,000.00         26,000.00    09/22/97    08/22/12    179.67    09/22/97     80.0     13.850          343.64
 800319717            48,600.00         48,600.00    09/25/97    08/25/12    179.77    09/25/97     89.9     10.900          549.34
 800320384           232,000.00        232,000.00    09/06/97    08/06/12    179.15    09/06/97     80.0     13.850        2,721.38
 800320392            46,750.00         46,750.00    09/20/97    08/20/12    179.61    09/20/97     85.0     12.850          586.89
 800320780            61,500.00         61,500.00    09/15/97    08/15/12    179.44    09/15/97     75.0     10.000          539.71
 800320988            12,000.00         12,000.00    10/01/97    09/01/12    180.00    10/01/97     61.5     10.950          136.02

                                                                                                                     Page 8 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97


                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    28         800321226    JACOBS RICHARD                7 JOHN WAY                       HAUPPAUGE                NY    11788
   28    28         800321523    CALLAHAN RICHARD M.           509 GOODRICH AVENUE              NORTH BABYLON            NY    11703
   28    28         800321812    KISHBAUGH DAVID               RD 4 BOX 4205 A                  EAST STROUDSBURG         PA    18301
   28    28         800321978    SMITH DEBBIE                  1239 E PALMER STREET             PHILADELPHIA             PA    19125
   28    28         800323743    KLESSIG LINCOLN W             244 PELICAN DRIVE NORTH          OLDSMAR                  FL    34677
   28    28         800323818    BELLAMY DONALD G.             501 LANDMARK DRIVE               NAPLES                   FL    34112
   28    28         800323826    ALOISIO ANGELA                104 CORNERSTONE PLACE            WHITEHALL                PA    18052
   28    28         800324170    MEDINA JOHN F                 940 PENNSYLVANIA                 CANON CITY               CO    81212
   28    28         800324576    LAVIOLETTE RICHARD E          694 BERKSHIRE ROAD               SOUTHBURY                CT    06488
   28    28         800324964    WOLFF DAVID R                 1733 EAST 96TH WAY               THORNTON                 CO    80229
   28    28         800325177    SEEGER KENNETH L              8396 GREEN ISLAND CIR            LITTLETON                CO    80124
   28    28         800325219    SABO JOHN                     121 MCCLURE ROAD                 MCKEESPORT               PA    15133
   28    28         800325664    FOSTER DAPHNE V.              360 MANTON AVENUE                PROVIDENCE               RI    02909
   28    28         800325854    JONES JEFFERY A               20 LAKESIDE DEVELOPMENT          ELLIJAY                  GA    30540
   28    28         800326233    ROSS DONALD H                 1742 NORTHEAST 28TH STREET       WILTON MANORS            FL    33334
   28    28         800326365    POLLOCK CHRISTINA LYNN        4441 68TH AVENUE NORTH           PINELLAS PARK            FL    33781
   28    28         800326977    HILLS PAUL A                  5007 MANCHESTER COURT            GRANITE BAY              CA    95746
   28    28         800328007    ULATOWSKI CHARLES             56 GELDNER AVENUE                STATEN ISLAND            NY    10306
   28    28         800328585    BENDER JAMES R                834 WASHINGTON STREET UNIT       HOBOKEN                  NJ    07030
   28    28         800330177    KUCZINSKI MICHAEL LARRY       1523 MARCO DRIVE                 PASADENA                 MD    21222
   28    28         800333015    JOHNSON LEONORA ANN           54 LOT BRIANNA MEADOWS           BROCKPORT                NY    14420
   28    28         800338816    ADAMSKI DAVID P               3864 WILLOWOOD DRIVE             SAN JOSE                 CA    95118
                  ---------------------------------------------
                           498   Sale Total



                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800321226            72,000.00         72,000.00    09/18/97    08/18/17    239.54    09/18/97     79.9     10.600          723.68
 800321523           135,000.00        135,000.00    09/15/97    08/15/12    179.44    09/15/97     90.0     11.150        1,300.96
 800321812            40,000.00         40,000.00    09/19/97    08/19/12    179.57    09/19/97     68.9     11.000          454.64
 800321978            44,000.00         44,000.00    09/15/97    08/15/27    359.44    09/15/97     80.0     13.750          512.65
 800323743            54,400.00         54,400.00    09/26/97    08/26/17    239.80    09/26/97     85.0     10.400          539.47
 800323818           106,250.00        106,250.00    09/20/97    08/20/27    359.61    09/20/97     73.2      9.650          905.06
 800323826            39,150.00         39,150.00    09/20/97    08/20/17    239.61    09/20/97     84.9     12.250          437.92
 800324170            67,200.00         67,200.00    10/01/97    09/01/17    240.00    10/01/97     70.0     13.500          811.36
 800324576            85,900.00         85,900.00    09/15/97    08/15/27    359.44    09/15/97     67.1     11.050          821.29
 800324964            41,000.00         41,000.00    10/01/97    09/01/12    180.00    10/01/97     89.8     11.000          466.00
 800325177            53,737.00         53,737.00    10/01/97    09/01/17    240.00    10/01/97     85.0     11.850          586.08
 800325219           105,300.00        105,300.00    09/19/97    08/19/27    359.57    09/19/97     90.0     10.900          994.85
 800325664            59,500.00         59,500.00    09/20/97    08/20/12    179.61    09/20/97     85.0     12.100          616.61
 800325854            30,000.00         30,000.00    09/15/97    08/15/12    179.44    09/15/97     89.5     13.850          396.50
 800326233            48,300.00         48,300.00    09/27/97    08/27/07    119.84    09/27/97     79.9     12.350          702.77
 800326365            35,000.00         35,000.00    09/26/97    08/26/27    359.80    09/26/97     48.2     10.850          329.35
 800326977            74,050.00         74,050.00    10/01/97    09/01/12    180.00    10/01/97     73.3     12.750          804.70
 800328007            57,450.00         57,450.00    09/25/97    08/25/12    179.77    09/25/97     89.9     11.250          662.02
 800328585            66,000.00         66,000.00    09/19/97    08/19/12    179.57    09/19/97     60.0     10.000          579.20
 800330177           165,750.00        165,750.00    09/27/97    08/27/27    359.84    09/27/97     85.0     12.850        1,814.11
 800333015            50,000.00         50,000.00    09/01/97    08/01/27    359.00    09/01/97     54.4     11.350          489.43
 800338816            45,000.00         45,000.00    10/01/97    09/01/17    240.00    10/01/97     88.0     11.300          473.71
 ----------------------------------------------------                        ------                 -------------------------------
       498        29,651,883.00     29,634,254.15                            224.38                 79.6     11.623      312,639.83

                                                                                                                     Page 9 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   35    35         800205817    ALLEN BLAINE D                665 WEST 500 NORTH               BRIGHAM CITY             UT    84302
   35    35         800208670    RENO DONALD B                 468 17TH STREET                  OGDEN                    UT    84404
   35    35         800216327    FISHER BETTY J                16 NORINE COURT                  FLORISSANT               MO    63831
   35    35         800216947    BRADSHAW DANIEL               803 UNDERCLIFF DRIVE             HAZELWOOD                MO    63042
   35    35         800230773    BECK TERRY A                  2815 SE LAURELWOOD DRIVE         MILWAUKIE                OR    97267
   35    35         800237299    HOPWOOD ROY LEE               8121 FAWN AVENUE                 ST LOUIS                 MO    63144
   35    35         800237869    THORPE GARTH WILSON           21213 NORMAN SHORES DRIVE        DAVIDSON                 NC    28031
   35    35         800245391    NUNEZ JOSE' CABADO            3002 OLD CAMDEN ROAD             MONROE                   NC    28110
   35    35         800255960    STAINBROOK ROY C              3998 YELLOW PINE DRIVE           LILBURN                  GA    30047
   35    35         800256646    WILSON TIMOTHY E              7417 WISE AVENUE                 RICHMOND HEIGHTS         MO    63117
   35    35         800259897    SMITH DELROY                  1011 STINSON STREET              LEESBURG                 FL    34748
   35    35         800260192    POLITE MAE F                  314 NORTH 14TH STREET            FORT PIERCE              FL    34950
   35    35         800261646    MCPHERSON EDWIN MALCOLM       217 DANIEL COURT                 CANTON                   GA    30115
   35    35         800263873    BLOW KEVIN R                  822 I STREET                     WASHOUGAL                WA    98671
   35    35         800264665    RICH MARY ANN                 1064 WEYBURN LANE                SAN JOSE                 CA    95129
   35    35         800265282    WEIL MAIZIE                   3533 ASHLEY STATION DR           MARIETTA                 GA    30060
   35    35         800271553    WIGLEY WALLACE P              460 MARY ERNA DRIVE              FAIRBURN                 GA    30213
   35    35         800274201    POHS JOHN M                   20700 SOUTH WEST 90TH AVE        TUALATIN                 OR    97062
   35    35         800274243    CHURCHILL KIMBERLY M          280 SW 10TH AVENUE               CANBY                    OR    97013
   35    35         800275109    GRAHAM ROBERT T               3309 NE 98 CIRCLE                VANCOUVER                WA    98665
   35    35         800275141    GONSIEWSKI THOMAS J           6035 SW 150 AVE                  BEAVERTON                OR    97007
   35    35         800276875    LUBRANO VINCENT               9005 SHARON DRIVE                NEW PORT RICHEY          FL    34654
   35    35         800281164    SANTANGELO DEBRA L            2803 JENKINTOWN ROAD             ABINGTON TOWNSHIP        PA    19038
   35    35         800281271    BECK DAVID L.                 13320 OLD MONROE ROAD            MATTHEWS                 NC    28105
   35    35         800284580    SIPES SHERRIE A               1310 FAWN VALLEY DRIVE           SAINT LOUIS              MO    63131
   35    35         800284895    REDMOND TAMMY M               1095 YELLOW GATE ROAD            YORK                     SC    29745
   35    35         800285512    SALTRAY ROBERT J              3020 SILVER ESTATES              SAN JOSE                 CA    93135
   35    35         800290330    DEATON BOBBY J                158-A EASTCLIFF DRIVE SE         CONCORD                  NC    28025
   35    35         800290934    KOSKI JASON T                 9521 NORTHEAST 16TH STREET       VANCOUVER                WA    98664
   35    35         800292138    RAWLS DAVID B                 3213 LIGHTFOOT DRIVE             ST CHARLES               MO    63301
   35    35         800292476    ANDERSON MARVIN W             4902 JM TURK ROAD                FLOWERY BRANCH           GA    30542
   35    35         800294670    MITCHELL DENNIS               4655 CENTRAL CHURCH ROAD         DOUGLASVILLE             GA    30135
   35    35         800295321    SOUDER BARNES J               300 NORTH GORE AVENUE            SAINT LOUIS              MO    63119
   35    35         800295883    GIBSON JOHN HENRY             2619 BEARCREEK ROAD              GREENSBORO               NC    27410
   35    35         800298325    STELL GREGORY D               3980 WESTBROOK ROAD              SUWANEE                  GA    30174
   35    35         800298333    SPRINGER JOSEPH N             7828 HEMLOCK COURT               RALEIGH                  NC    27615
   35    35         800298978    WEISSFLUG DEBORAH K.          5433 GREENTON WAY                ST. LOUIS                MO    63128
   35    35         800301889    DELLA POSTA ROBERT A          395 VALLEY STREAM CIRCLE         NAPLES                   FL    34113
   35    35         800304479    KAMPS KENNETH W               14128 155TH AVENUE               GRAND HAVEN              MI    49417
   35    35         800304586    HARVEY GORDON C               13705 NE 88TH STREET             VANCOUVER                WA    98682
   35    35         800307001    JONES LEE W                   340 CINDY LANE                   MT ANGEL                 OR    97362
   35    35         800317695    GLASS NEALE                   504 BRIDGEWATER COURT            SAINT CHARLES            MO    63304
   35    35         800320715    PROVAZNIK ALBERT              838 CATSKILL DRIVE               SAINT LOUIS              MO    63125
   35    35         800332371    RILEY ROBERT                  5685 ENCHANTRESS LANE            BUFORD                   GA    30518
   35    35         800335820    FANNIN RANDOLPH O             286 SPOSITO CIRCLE               SAN JOSE                 CA    95136
                    -------------------------------------------
                            45   Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800205817           101,225.00        101,218.66    07/18/97    06/18/27    357.53    08/18/97     77.8     10.050          892.06
 800208670            39,300.00         39,211.43    07/23/97    06/23/07    117.70    09/23/97     64.4     10.800          536.92
 800216327            20,000.00         19,846.82    07/17/97    06/17/12    177.50    09/17/97     29.8      9.400          207.64
 800216947            49,000.00         48,955.31    07/13/97    06/13/17    237.37    09/13/97     74.2     10.650          494.15
 800230773            14,795.00         14,795.00    09/06/97    08/06/12    179.15    09/06/97     80.5     10.150          160.35
 800237299            28,000.00         28,000.00    08/11/97    07/11/12    178.29    08/11/97     79.1     10.550          310.38
 800237869           128,000.00        128,000.00    09/18/97    08/18/17    239.54    09/18/97     84.9     12.200        1,427.28
 800245391            47,600.00         47,600.00    09/18/97    08/18/07    119.54    09/18/97     70.0      9.500          615.93
 800255960            42,500.00         42,282.57    08/28/97    07/28/07    118.85    09/28/97     66.2     10.650          577.05
 800256646            39,094.00         39,094.00    08/25/97    07/25/17    238.75    08/25/97     62.0     10.150          381.16
 800259897            41,500.00         41,500.00    10/01/97    09/01/12    180.00    10/01/97     79.8      9.800          440.90
 800260192            27,000.00         27,000.00    09/26/97    08/26/12    179.80    09/26/97     90.0     11.050          307.73
 800261646            74,890.00         74,890.00    09/11/97    08/11/12    179.31    09/11/97     89.9     11.550          877.24
 800263873            37,100.00         37,100.00    09/11/97    08/11/17    239.31    09/11/97     72.8     10.900          380.42
 800264665            48,500.00         48,500.00    09/01/97    08/01/07    119.00    09/01/97     50.8     10.750          661.24
 800265282            12,500.00         12,500.00    09/01/97    08/01/12    179.00    09/01/97     83.3     12.150          151.23
 800271553            49,500.00         49,500.00    09/08/97    08/08/12    179.21    09/08/97     89.8     11.150          567.29
 800274201            71,259.00         71,158.02    08/22/97    07/22/17    238.65    09/22/97     90.0     11.550          762.38
 800274243            30,029.00         30,029.00    09/18/97    08/18/12    179.54    09/18/97     72.3     10.300          328.23
 800275109            25,000.00         24,874.89    09/04/97    08/04/12    179.08    10/04/97     77.2     10.300          273.26
 800275141            46,012.00         45,818.33    08/16/97    07/16/07    118.45    09/16/97     80.7      9.900          605.51
 800276875            45,500.00         45,358.76    08/21/97    07/21/17    238.62    09/21/97     88.1     11.550          486.79
 800281164            17,500.00         17,500.00    09/13/97    08/13/07    119.38    09/13/97     81.2     10.300          234.18
 800281271            22,250.00         22,130.85    09/01/97    08/01/07    119.00    10/01/97     64.5      9.650          289.74
 800284580            71,772.00         71,772.00    09/04/97    08/04/17    239.08    09/04/97     48.8      9.150          652.69
 800284895            40,000.00         39,929.77    08/25/97    07/25/27    358.75    09/25/97     80.0     10.300          359.93
 800285512            38,200.00         38,200.00    09/01/97    08/01/12    179.00    09/01/97     68.1     10.050          411.67
 800290330            51,300.00         51,300.00    09/18/97    08/18/17    239.54    09/18/97     81.2     11.600          550.62
 800290934            25,550.00         25,550.00    09/18/97    08/18/07    119.54    09/18/97     83.8     10.300          341.90
 800292138            19,825.00         19,825.00    09/11/97    08/11/07    119.31    09/11/97     89.6     11.550          279.30
 800292476           101,760.00        101,760.00    09/04/97    08/04/12    179.08    09/04/97     65.6     10.150        1,102.87
 800294670            77,000.00         77,000.00    09/15/97    08/15/17    239.44    09/15/97     85.5      9.800          732.89
 800295321           113,828.00        113,828.00    09/18/97    08/18/27    359.54    09/18/97     44.6      9.800          982.14
 800295883            17,930.00         17,930.00    09/04/97    08/04/07    119.08    09/04/97     84.9     11.750          254.66
 800298325            50,000.00         50,000.00    09/13/97    08/13/12    179.38    09/13/97     72.0     10.750          560.47
 800298333            74,800.00         74,800.00    09/13/97    08/13/12    179.38    09/13/97     76.3      9.250          769.84
 800298978           104,890.00        104,890.00    09/19/97    08/19/07    119.57    09/19/97     59.9     11.100        1,450.80
 800301889            31,200.00         31,200.00    09/26/97    08/26/12    179.80    09/26/97     69.9     10.990          354.42
 800304479            74,500.00         74,500.00    09/20/97    08/20/17    239.61    09/20/97     73.7      9.650          701.75
 800304586            16,538.00         16,538.00    09/11/97    08/11/12    179.31    09/11/97     89.9     11.000          187.97
 800307001            90,000.00         90,000.00    09/13/97    08/13/27    359.38    09/13/97     83.3     10.900          850.30
 800317695            87,824.00         87,824.00    09/20/97    08/20/12    179.61    09/20/97     64.1      9.000          890.77
 800320715            18,650.00         18,650.00    09/20/97    08/20/07    119.61    09/20/97     24.8      9.000          236.25
 800332371            22,500.00         22,500.00    09/26/97    08/26/07    119.80    09/26/97     85.4      9.750          294.23
 800335820            58,941.00         58,941.00    09/28/97    08/28/12    179.87    09/28/97     85.0     12.850          739.94
 ----------------------------------------------------                        ------                 -------------------------------
         45        2,245,062.00      2,243,801.41                            211.41                 73.1     10.527       24,674.47

                                                                                                                    Page 10 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    MIT973     106132477    CAPONE ANTONIO C              18 HURLEY AVENUE                 DRACUT                   MA    01826
   28    MIT973     106132544    BERK SAM E                    46 PRESIDENTIAL ESTATE           SWAN LAKE                NY    12783
                    -------------------------------------------
                             2   Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106132477            75,000.00         60,974.57    04/26/90    03/26/05     90.71    08/26/97     43.3     17.900        1,202.42
 106132544            20,000.00         15,943.96    07/20/90    06/20/05     93.53    08/20/97     17.3     14.950          279.23
 ----------------------------------------------------                         -----                 -------------------------------
          2           95,000.00         76,918.53                             91.29                 37.9     17.289        1,481.65

                                                                                                                    Page 11 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    PROBLTVOK  106081054    DONAHUE RICHARD W             3412 LOUTH ROAD                  BALTIMORE                MD    21222
   28    PROBLTVOK  106107839    PFEIFER DAVID M               RR#7 BOX 7254                    EAST STROUDSBURG         PA    18301
   28    PROBLTVOK  106115632    MYERS BETTY LEE               915 ROBERTS ROAD                 WARMINSTER               PA    18974
   28    PROBLTVOK  106119217    MYERS BARRY A                 328 GRAYS LANE                   LANSDALE                 PA    19446
   28    PROBLTVOK  106123958    WHITE WALTER J JR             2630 GROVE NECK ROAD             EARLEVILLE               MD    21919
   28    PROBLTVOK  106138501    FORD LARRY L                  12607 EAST 117TH COURT           HENDERSON                CO    80640
   28    PROBLTVOK  106145124    HYNES JEFFEORY G              318 W MARCONI AVENUE             PHOENIX                  AZ    85023
                    -------------------------------------------
                             7   Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106081054            16,800.00         15,932.62    09/02/95    08/02/10    154.98    09/02/97     90.0     11.500          196.26
 106107839            45,400.00         43,611.43    05/24/96    04/24/11    163.73    09/24/97     90.0     11.150          520.30
 106115632            25,000.00         24,289.27    08/15/96    07/15/11    166.42    09/15/97     90.0     11.250          288.09
 106119217            24,800.00         24,771.02    08/17/96    07/17/11    166.49    08/17/97     90.6     11.650          248.43
 106123958            37,880.00         37,054.56    07/20/96    06/20/11    165.60    08/20/97     91.3     12.990          479.03
 106138501            53,000.00         52,666.45    02/01/97    01/01/12    172.00    10/01/97     91.1     11.350          518.80
 106145124           130,500.00        130,415.43    05/01/97    04/01/27    355.00    09/01/97     91.9     11.250        1,267.50
 ----------------------------------------------------                        ------                 -------------------------------
         7           333,380.00        328,740.78                            241.13                 91.1     11.491        3,518.41

                                                                                                                    Page 12 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    SB568      106152797    CARMACK DARIN                 289 NORTH SEEMORE DRIVE          KAYSVILLE                UT    84037
                    -------------------------------------------
                            1    Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106152797            50,000.00         50,000.00    10/01/97    09/01/12    180.00    10/01/97     56.6     11.800          506.62
 ------------------------------------------------                            ------                 -------------------------------
         1            50,000.00         50,000.00                            180.00                 56.6     11.800          506.62

                                                                                                                    Page 13 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    SB77       106134323    WATKINS PAUL R                1340 3RD STREET                  OGDEN                    UT    84404
   28    SB77       106136799    DETRICK WILLIAM R             131 CHESTNUT STREET              BEALLSVILLE              PA    15313
   28    SB77       106145939    ORDAZ RUDOLPH                 13316 SOUTH REXFORD STREET       BLUE ISLAND              IL    60406
   28    SB77       106146474    GANT EDWARD                   58 NORTH HOWARD STREET           VIRGINIA CITY            NV    89440
   28    SB77       106147153    DAVIS JAMES E SR              3108 N PENNINGTON DRIVE          CHANDLER                 AZ    85224
   28    SB77       106148275    JONES MELVEL R                4953 WEST 8660 SOUTH             WEST JORDAN              UT    84088
   28    SB77       106148326    SADLER JAMES H                8906 BIRCHDALE                   CLEVELAND                OH    44106
   28    SB77       106148334    SADLER JAMES H                13321 KULHMAN                    CLEVELAND                OH    44110
   28    SB77       106148607    DONALDSON KEVIN WAYDE         3938 SOUTH CHEROKEE STREET       ENGLEWOOD                CO    80110
   28    SB77       106148648    ISAACSON GARY M               4544 64TH AVENUE SE              OLYMPIA                  WA    98513
   28    SB77       106148791    WEST LARRY A                  1008 SUN DRIVE                   COLORADO SPRINGS         CO    80906
   28    SB77       106148965    WHEELER MICHAEL M             440 NORTH 200 WEST               MOUNT PLEASANT           UT    84647
   28    SB77       106149025    BARRETT JOANN                 540 PRINCE ALAN COURT            LAS VEGAS                NV    89110
   28    SB77       106149259    WHITE HARRISON G              4594 SOUTH INDEPENDENCE ST       LITTLETON                CO    80123
   28    SB77       106149486    TWINING NATHAN A              4919 EL AGUILA NW                ALBUQUERQUE              NM    87120
   28    SB77       106149488    TWINING NATHAN A              5325 CANADA VISTA PLACE NW       ALBUQUERQUE              NM    87120
   28    SB77       106149670    STONE FRANK D                 1436 SUMNER AVENUE               NAPA                     CA    94558
   28    SB77       106149699    NICHOLSON EILEEN J            1415 NW LINCOLN AVENUE           CORVALLIS                OR    97330
   28    SB77       106150108    LLOYD DONNA                   P O BOX 295                      MANILA                   UT    84046
   28    SB77       106150313    KERR KEVIN W                  21350 EAST 44TH AVENUE           DENVER                   CO    80249
   28    SB77       106150316    BAKER ANTHONY M               811-817 SAPPHIRE STREET          SAN DIEGO                CA    92109
   28    SB77       106150317    PEARSON FRED W                6818 C STREET                    SPRINGFIELD              OR    97478
   28    SB77       106150318    COX DENNIS M                  1004 SOUTH 2ND AVENUE            YAKIMA                   WA    98902
   28    SB77       106150383    MINES FREDDIE                 1723 WEST BALMORAL               CHICAGO                  IL    60640
   28    SB77       106150483    SCHWEITZER RICHARD A          980 NORTHWEST INNESWOOD PL       ISSAQUAH                 WA    98027
   28    SB77       106150495    BROWN SHIRLENE                2389 HOOD AVENUE #C              RICHLAND                 WA    99352
   28    SB77       106150574    JORGENSEN JEFF R              4855 WEST COUNTRY CLUB DRI       HIGHLAND                 UT    84003
   28    SB77       106150599    CUEVAS LODEE                  4512 DARCELLE DRIVE              UNION CITY               CA    94587
   28    SB77       106150621    MICKEL THOMAS S               175 SE NOTTINGHAM COURT          SHERWOOD                 OR    97140
   28    SB77       106150633    URBANSKI STANLEY              220 E WAGNER DRIVE               NORTHLAKE                IL    80164
   28    SB77       106150643    BELL-CHISUM ALMATINE          7806 SOUTH BISHOP STREET         CHICAGO                  IL    60620
   28    SB77       106150650    WITTMAN JOHN G                2248 REXWOOD RD                  CLEVELAND                OH    44118
   28    SB77       106150702    BIRKEL STEVEN C               1031 SOUTH VENTURA WAY           AURORA                   CO    80017
   28    SB77       106150738    WITTMAN JOHN G                2205 OAKDALE RD                  CLEVELAND HEIGHTS        OH    44118
   28    SB77       106150786    NIGH WILLIAM M                17803 WEST CACTUS FLOWER D       GOODYEAR                 AZ    85338
   28    SB77       106150827    BOLLINGER LESTER G            1115 N 18TH EAST                 MOUNTAIN HOME            ID    83647
   28    SB77       106150902    LOGAN GENICE                  5737 SOUTH LAFLIN                CHICAGO                  IL    60636
   28    SB77       106151005    THORINGTON NAKESHIA           16301 SOUTH LOTUS                CLEVELAND                OH    44128
   28    SB77       106151039    TIX DARREL R                  3785 UPPER 321ST STREET WE       NORTHFIELD               MN    55057
   28    SB77       106151045    CHARLOFF LYLA G               350 EAST DETROIT STREET          CHANDLER                 AZ    85225
   28    SB77       106151051    BRANNOCH KEITH WAYNE          17656 N 42ND LANE                GLENDALE                 AZ    85308
   28    SB77       106151059    MCKEE RICHARD A               9354 MCINTOSH ROAD               WOODBURY                 MN    55125
   28    SB77       106151060    CORDOVA RICHARD R             9520 EDITH BOULEVARD NW          ALBUQUERQUE              NM    87113
   31    SB77       106151079    DELOZIER PAUL T               710 REMSEN STREET                TRENTON                  NJ    08610
   28    SB77       106151134    GRAHAM KEITH A                115 21ST AVENUE EAST             SEATTLE                  WA    98112
   28    SB77       106151158    VASQUEZ LUIS GILBERT JR       861 GROVE STREET                 DENVER                   CO    80211
   28    SB77       106151161    NIELSEN MICHELLE R            11237 LARSON LANE                NORTHGLENN               CO    80233
   28    SB77       106151164    BUSSELL KEITH                 RT 1 BOX 1576 G                  ROOSEVELT                UT    84066
   28    SB77       106151212    BROSKI NEIL A                 4534 BROADVIEW ROAD              CLEVELAND                OH    44109
   28    SB77       106151232    ERSTAD ERROL J                603 MARK DRIVE                   VERONA                   WI    53593
   28    SB77       106151254    THATCHER RICK R               690 NORTH 100 WEST               SPANISH FORK             UT    84660
   28    SB77       106151278    HUME SANDRA L                 13405 SE 56TH PLACE              BELLEVUE                 WA    98006
   28    SB77       106151281    PAYNE TROY M                  1624 FOSTER DRIVE                LONGMONT                 CO    80501
   28    SB77       106151460    EDWARDS ROSEMARY L            4242 W SANDRA TERRACE            PHOENIX                  AZ    85023
   28    SB77       106151461    MORGAN JEFFREY D              36005 POLLY FARM ROAD            LEBANON                  OR    97355
   28    SB77       106151481    EWING PAUL F                  846 27TH STREET                  OGDEN                    UT    84401
   28    SB77       106151580    RENFROW KELLY D               190 NORTH MAIN STREET            NORTH SALT LAKE          UT    84054
   28    SB77       106151617    ROCCHIO BEVERLY R             1141 ADAMS STREET                DENVER                   CO    80206
   28    SB77       106151655    PRICE-THOMAS DOLORES          6427 SOUTH ELLIS                 CHICAGO                  IL    60637
   28    SB77       106151719    INGRAM WAYNE                  211 W DESERT ROSE                HENDERSON                NV    89015
   28    SB77       106151728    KELLER EMILY A                3888 ESTES STREET                WHEATRIDGE               CO    80033
   28    SB77       106151754    BAKER GERALDINE N             15257 WALNUT RD                  OAK FOREST               IL    60452
   28    SB77       106151820    MAHER MARC A                  10856 SOUTH BERRYWOOD COUR       SANDY                    UT    84070
   28    SB77       106151896    OGLETREE MARSHA               2980 CLAIRMONT                   DETROIT                  MI    48206
   28    SB77       106151929    BLOOD MARTHA E                2750 BERGER AVENUE               SACRAMENTO               CA    95815
   28    SB77       106151946    EMINGER HERMAN R              8270 TURTLE CREEK CIRCLE         LAS VEGAS                NV    89113
   28    SB77       106151980    MATERA RAYMOND V V            16625 N 36TH AVENUE              PHOENIX                  AZ    85023
   28    SB77       106151983    BANKS LEONARD                 3126 INDIANAPOLIS AVENUE         INDIANAPOLIS             IN    46208

                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106134323            12,832.00         12,539.42    11/01/96    10/01/11    169.00    10/01/97     79.8     15.350          182.68
 106136799            25,824.00         25,584.89    01/03/97    12/03/16    231.06    09/03/97     89.6     11.750          279.86
 106145939            49,000.00         49,000.00    08/03/97    07/03/17    238.03    09/03/97     66.2      9.650          461.55
 106146474            59,300.00         59,145.62    07/24/97    06/24/12    177.73    09/24/97     84.8     13.700          688.57
 106147153            21,366.00         21,366.00    09/01/97    08/01/12    179.00    09/01/97     88.1     11.800          253.69
 106148275            27,000.00         27,000.00    09/01/97    08/01/12    179.00    09/01/97     89.9     12.600          290.26
 106148326            22,700.00         22,700.00    08/07/97    07/07/27    358.16    09/07/97     64.8     10.400          205.95
 106148334            42,000.00         42,000.00    08/07/97    07/07/27    358.16    09/07/97     68.8     10.400          381.05
 106148607            26,250.00         25,992.96    07/24/97    06/24/17    237.73    08/24/97     84.3     13.600          318.83
 106148648            29,900.00         29,900.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.800          302.96
 106148791            15,000.00         14,986.76    07/25/97    06/25/17    237.76    08/25/97     80.6     13.000          175.74
 106148965            12,400.00         12,400.00    09/01/97    08/01/12    179.00    09/01/97     85.0     12.750          134.75
 106149025            31,800.00         31,800.00    08/02/97    07/02/12    177.99    09/02/97     89.5     12.250          386.79
 106149259            27,186.00         27,182.59    07/25/97    06/25/12    177.76    09/25/97     79.8     15.600          356.83
 106149486            34,850.00         34,850.00    09/01/97    08/01/12    179.00    09/01/97     84.8     12.250          423.88
 106149488            45,750.00         45,750.00    09/01/97    08/01/12    179.00    09/01/97     85.0     12.250          556.46
 106149670            27,000.00         26,964.30    07/27/97    06/27/12    177.83    09/27/97     83.0     12.950          297.62
 106149699            40,000.00         40,000.00    10/01/97    09/01/12    180.00    10/01/97     68.8     11.000          454.64
 106150108            38,610.00         38,515.13    09/01/97    08/01/17    239.00    10/01/97     65.0     12.500          438.66
 106150313            16,800.00         16,800.00    09/01/97    08/01/12    179.00    09/01/97     88.0     12.050          173.45
 106150316            48,500.00         48,500.00    09/01/97    08/01/12    179.00    09/01/97     85.0     12.850          530.83
 106150317            29,850.00         29,850.00    09/01/97    08/01/12    179.00    09/01/97     85.0     11.800          354.42
 106150318            11,020.00         11,020.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.050          125.60
 106150383           100,500.00        100,500.00    08/28/97    07/28/12    178.85    08/28/97     89.9     12.300        1,057.02
 106150483            28,000.00         27,914.41    09/01/97    08/01/12    179.00    10/01/97     79.7     12.750          349.67
 106150495            37,650.00         37,650.00    09/01/97    08/01/27    359.00    09/01/97     53.0      9.500          316.58
 106150574            61,000.00         60,896.06    06/10/97    05/10/12    176.25    09/10/97     66.4     13.675          799.09
 106150599            35,900.00         35,900.00    10/01/97    09/01/12    180.00    10/01/97     89.9     11.550          420.52
 106150621            17,376.00         17,376.00    08/14/97    07/14/17    238.39    08/14/97     85.0     13.300          207.30
 106150633            27,900.00         27,506.43    08/07/97    07/07/17    238.16    10/07/97     20.9     11.550          298.50
 106150643            68,000.00         67,525.35    08/28/97    07/28/17    238.85    09/28/97     80.0     13.750          833.28
 106150650           108,000.00        108,000.00    08/24/97    07/24/12    178.72    08/24/97     80.0     10.750        1,008.16
 106150702            16,379.00         16,379.00    10/01/97    09/01/12    180.00    10/01/97     84.8     12.750          204.55
 106150738            78,000.00         78,000.00    08/24/97    07/24/12    178.72    09/24/97     69.9     10.750          728.12
 106150786           172,800.00        172,800.00    09/01/97    08/01/27    359.00    09/01/97     80.0     12.250        1,810.77
 106150827            45,900.00         45,900.00    09/01/97    08/01/12    179.00    09/01/97     69.9     12.250          558.28
 106150902            44,100.00         44,100.00    08/02/97    07/02/12    177.99    08/02/97     70.0     12.950          486.11
 106151005            62,300.00         62,300.00    08/16/97    07/16/12    178.45    09/16/97     89.0     11.300          607.46
 106151039            20,000.00         20,000.00    09/06/97    08/06/12    179.15    09/06/97     73.6     13.750          263.00
 106151045            36,500.00         36,500.00    09/01/97    08/01/12    179.00    09/01/97     69.1     11.550          362.85
 106151051            12,100.00         12,100.00    09/01/97    08/01/12    179.00    09/01/97     84.8     11.550          120.29
 106151059            16,800.00         16,800.00    09/04/97    08/04/12    179.08    09/04/97     73.0     10.300          183.63
 106151060            46,000.00         46,000.00    09/01/97    08/01/12    179.00    09/01/97     52.2     11.550          538.83
 106151079            62,500.00         62,500.00    10/01/97    08/04/21    288.00    10/01/97     80.1     10.625          554.57
 106151134            53,500.00         53,500.00    09/01/97    08/01/12    179.00    09/01/97     79.9     12.850          585.55
 106151158            33,000.00         33,000.00    09/01/97    08/01/12    179.00    09/01/97     70.0     10.050          355.63
 106151161            43,000.00         43,000.00    10/01/97    09/01/12    180.00    10/01/97     81.9     12.000          516.07
 106151164            21,000.00         20,913.70    09/01/97    08/01/12    179.00    10/01/97     75.0     12.150          254.07
 106151212            56,800.00         56,800.00    08/25/97    07/25/27    358.75    08/25/97     80.0     13.500          650.59
 106151232            44,000.00         44,000.00    08/23/97    07/23/17    238.68    08/23/97     89.9     11.800          478.36
 106151254            58,000.00         58,000.00    10/01/97    09/01/12    180.00    10/01/97     89.3     11.400          569.95
 106151278            95,850.00         95,850.00    08/01/97    07/01/12    178.00    09/01/97     84.9     12.000          985.93
 106151281           149,600.00        149,600.00    09/01/97    08/01/12    179.00    09/01/97     85.0     10.650        1,385.25
 106151460           128,220.00        128,220.00    10/01/97    09/01/12    180.00    10/01/97     84.9     12.250        1,343.61
 106151461            41,734.00         41,683.72    08/23/97    07/23/12    178.68    09/23/97     88.3     11.800          495.52
 106151481            45,600.00         45,600.00    09/01/97    08/01/12    179.00    09/01/97     60.0     12.000          469.05
 106151580            13,500.00         13,500.00    09/01/97    08/01/12    179.00    09/01/97     89.7     11.550          158.14
 106151617            28,000.00         28,000.00    09/01/97    08/01/12    179.00    09/01/97     69.1     10.500          256.13
 106151655            27,500.00         27,487.44    08/08/97    07/08/12    178.19    09/08/97     38.1     11.400          270.23
 106151719            38,200.00         38,200.00    09/01/97    08/01/12    179.00    09/01/97     89.3     11.150          368.12
 106151728            66,210.00         66,210.00    09/01/97    08/01/12    179.00    09/01/97     32.7     10.990          752.13
 106151754            51,200.00         50,993.90    08/14/97    07/14/17    238.39    09/14/97     28.9     11.300          538.97
 106151820            44,000.00         43,982.24    07/01/97    06/01/12    177.00    09/01/97     84.5     13.550          505.71
 106151896            18,000.00         17,993.58    07/24/97    06/24/27    357.73    08/24/97     62.0     11.000          171.42
 106151929            54,000.00         54,000.00    09/01/97    08/01/27    359.00    09/01/97     90.0     11.750          545.09
 106151946            91,666.00         91,666.00    10/01/97    09/01/12    180.00    10/01/97     84.9     11.750          925.29
 106151980            12,540.00         12,540.00    09/01/97    08/01/12    179.00    09/01/97     74.9     12.000          128.99
 106151983            42,500.00         42,500.00    09/01/97    08/01/27    359.00    09/01/97     85.0      9.520          357.98

                                                                                                                    Page 14 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97
                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    SB77       106152015    BANKS LEONARD SR              337 CONGRESS AVENUE              INDIANAPOLIS             IN    46208
   28    SB77       106152016    BANKS LEONARD                 401 CONGRESS AVENUE              INDIANAPOLIS             IN    46208
   28    SB77       106152034    KING BILL T                   1268 SOUTH 400 EAST              GREENFIELD               IN    46140
   28    SB77       106152123    HOLLOWELL LEON A              14767 GLENFIELD STREET           DETROIT                  MI    48224
   28    SB77       106152143    JOVICK DARIN M                2779 SOUTH OSCEOLA WAY           DENVER                   CO    80236
   28    SB77       106152160    LECATO HARVEY                 7460 TAOS DRIVE                  COLORADO SPRINGS         CO    80920
   28    SB77       106152163    LUGO TERESA D                 955 SOUTH MACDONALD STREET       MESA                     AZ    85210
   28    SB77       106152167    MONTOYA CLIOFAS               8210 NORTH WEBSTER STREET        ARVADA                   CO    80003
   28    SB77       106152179    VALLEJO CARLOS                1391 SOUTH DALE COURT            DENVER                   CO    80219
   28    SB77       106152193    JOHNS RANDY B                 9360 SOUTH MARGIE DIRVE          SANDY                    UT    84070
   28    SB77       106152196    GARCIA HECTOR F               1047 WEST MCLELLAN ROAD          MESA                     AZ    85201
   28    SB77       106152261    HESS MARCEE A                 3825 ADAMS AVENUE                OGDEN                    UT    84403
   28    SB77       106152264    PICOY CARLOS A                3509 RAWHIDE STREET              LAS VEGAS                NV    89120
   28    SB77       106152279    TRIBBLE SANDY J               25211 ALPINE ROAD                MONROE                   OR    97456
   28    SB77       106152296    MCDONALD DAVID L              28307 32ND AVENUE EAST           SPANAWAY                 WA    97387
   28    SB77       106152303    COLE WARREN T                 3634 EAST SURREY AVENUE          PHOENIX                  AZ    85032
   28    SB77       106152304    LUMLEY BRUCE W                16290 AVENIDA NOBLEZA            SAN DIEGO                CA    92128
   28    SB77       106152324    COOPER-WILLI MARLENE          2746 NORTH VELARDE DRIVE         THOUSAND OAKS            CA    91360
   28    SB77       106152327    DANYLUK RAISA                 6106 ARCTIC WAY                  EDINA                    MN    55436
   28    SB77       106152334    SMITH WILLIAM L               8867 EAST ADOBE LANE             PRESCOTT VALLEY          AZ    86314
   28    SB77       106152337    BRETZ MARILYN L               4750 SPACEWALK WAY               COLORADO SPRINGS         CO    80916
   28    SB77       106152341    BROOKS DENNIS L               1823 ST JOHN ROAD                SCHERERVILLE             IN    46375
   28    SB77       106152354    PERDIZ CHRISTINE              3121 S LA CHOLLA BOULEVARD       TUCSON                   AZ    85713
   28    SB77       106152403    ARNETT JUDITH A               183 EAST COLLEGE AVENUE          WESTERVILLE              OH    43081
   28    SB77       106152419    VOSS LOU W                    3701 SOUTH HARVEY AVENUE         BERWYN                   IL    60402
   28    SB77       106152454    TIDROW SUSAN                  202 ALLEN LANE                   GREENFIELD               IN    46140
   28    SB77       106152464    MORRIS SAUNDRA K              4114 N IRVINGTON AVENUE          INDIANAPOLIS             IN    46226
   28    SB77       106152519    ELLIS KENNIS R                3258 NIAGARA STREET              DENVER                   CO    80207
   28    SB77       106152530    WILLIAMS BERNARD D            11213 S HERMOSA                  CHICAGO                  IL    60643
   28    SB77       106152573    SEELY THOMAS C                763 MOLYNEUX DRIVE               PRICE                    UT    84501
   28    SB77       106152594    ATKINS BETTIE S               1725-1731 SALISHAN STREET        SALEM                    OR    97302
   28    SB77       106152601    MARTIN ERVIN RAY JR           224 BROOKWOOD ROAD               BELMONT                  NC    28012
   28    SB77       106152632    BLUE MARTIN C                 41728 MERIDIAN EAST              EATONVILLE               WA    98328
   28    SB77       106152678    MCELROY LEON M                2116 NORTH LAWLER AVE            CHICAGO                  IL    60639
   28    SB77       106152698    WARD JAMES P                  5801 EAST CORRINE DRIVE          PHOENIX                  AZ    85254
   28    SB77       106152734    MERKET STEPHEN A              3108 HOLLY HILL AVENUE           LAS VEGAS                NV    89104
   28    SB77       106152745    RICHARDS SHARON M             6933 CLARENDON HILLS ROAD        DARIEN                   IL    60561
   28    SB77       106152762    BELCASTRO BARBARA J           219 MONTEREY DRIVE               BOLINGBROOK              IL    60440
   28    SB77       106152783    BENJAMIN SHAWN                8102 ORCHARD                     WARREN                   MI    48089
   28    SB77       106152822    KOMPERDA HELEN                8019 W 124TH STREET              PALOS PARK               IL    60464
   28    SB77       106152870    SEARS ROGER G                 724 WEST 1720 NORTH #108         PROVO                    UT    84604
   28    SB77       106152874    BARTREAU JULIANNA L           134 HANGMANS ROAD                BAILEY                   CO    80421
   28    SB77       106152879    HODSON LONI P                 450 SOUTH NEWCOMBE STREET        LAKEWOOD                 CO    80226
   28    SB77       106152880    MILLER ANGELA D               727 EL PASO STREET SOUTH         COLORADO SPRINGS         CO    80903
   28    SB77       106152884    PURDY TAMEE                   6408 WEST 82ND DRIVE             ARVADA                   CO    80003
   28    SB77       106152898    HOLLINSHEAD MARK A            690 FERNGLEN COURT               COLORADO SPRINGS         CO    80906
   28    SB77       106152935    IRVING EDWARD                 6634 SOUTH PEORIA                CHICAGO                  IL    60621
   28    SB77       106152959    NICKLE DON O JR               8217 CUSTER ROAD SW              TACOMA                   WA    98499
   28    SB77       106152966    HEDER QUINN O                 6098 WEST BORAX AVENUE           KEARNS                   UT    84118
   28    SB77       106152968    PAYNE GARY A                  1195 E 8TH N                     MOUNTAIN HOME            ID    83647
   28    SB77       106152984    ROY CURTIS C                  8486 SOUTH GAD WAY               SANDY                    UT    84093
   28    SB77       106152986    BUTLER ROCKY                  1311 LAGAN AVENUE                VISTA                    CA    92083
   28    SB77       106153009    SANDORA LEON T                5324 CIRCLE DRIVE                MCHENRY                  IL    60050
   28    SB77       106153029    GILBERT JESSIE                1205 W 97TH STREET               CHICAGO                  IL    60643
   28    SB77       106153048    MCLENDON CLAUDETTE            15246 PROMENADE                  DETROIT                  MI    48224
   28    SB77       106153080    DALY BARBARA B                1595 EAST SEGO LILY DRIVE        SANDY                    UT    84092
   28    SB77       106153082    PUTT ANN LOUISE               3445 WEST 24TH AVENUE            DENVER                   CO    80211
   28    SB77       106153092    EVANS KEITH M                 241 WEST 700 SOUTH               SPRINGVILLE              UT    84663
   28    SB77       106153101    MCCULLOCH DARWIN R            1747 HOOKER STREET               DENVER                   CO    80204
   28    SB77       106153114    MORTON BOBBY L                4433 24TH AVENUE SE              LACEY                    WA    98503
   28    SB77       106153116    BUNISH TERRY P                6934 EAST PARADISE LANE          SCOTTSDALE               AZ    85254
   28    SB77       106153182    WILSON NICHOLAS               840 WILEY COURT                  ARCATA                   CA    95521
   28    SB77       106153184    FORD LINDA M                  2341 IVANHOE STREET              DENVER                   CO    80207
   28    SB77       106153189    HULL LANCE K                  959 WEST POTOMAC DRIVE           SALT LAKE CITY           UT    84123
   28    SB77       106153194    BUTLER TRAVIS J               2730 WEST 3600 SOUTH             ROY                      UT    84067
   28    SB77       106153195    SELLERS HAROLD G              983 WEST 1340 NORTH              OREM                     UT    84057
   28    SB77       106153210    HALL MICHAEL W                1008 SOUTH 19TH AVENUE           YAKIMA                   WA    98902
   28    SB77       106153252    MILLER RUSSELL W              714 PLANK ROAD                   NEW LENOX                IL    60451


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106152015            21,000.00         21,000.00    09/01/97    08/01/27    359.00    09/01/97     70.0      9.520          176.89
 106152016            26,600.00         26,600.00    09/01/97    08/01/27    359.00    09/01/97     70.0      9.520          224.06
 106152034            59,800.00         59,800.00    08/16/97    07/16/27    358.45    09/16/97     69.5     11.600          596.76
 106152123            32,200.00         32,200.00    09/01/97    08/01/27    359.00    09/01/97     74.8     11.600          321.33
 106152143            28,190.00         28,103.95    09/01/97    08/01/12    179.00    10/01/97     84.9     12.800          352.97
 106152160            25,440.00         25,440.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.000          305.32
 106152163            23,100.00         23,100.00    09/01/97    08/01/12    179.00    09/01/97     38.5     10.850          260.38
 106152167           142,800.00        142,800.00    10/01/97    09/01/27    360.00    10/01/97     85.0     10.150        1,269.03
 106152179            16,256.00         16,256.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.000          195.10
 106152193            22,884.00         22,884.00    09/01/97    08/01/12    179.00    09/01/97     90.0     12.350          241.57
 106152196            21,000.00         21,000.00    09/01/97    08/01/12    179.00    09/01/97     87.9     11.800          249.34
 106152261            15,497.00         15,497.00    09/01/97    08/01/12    179.00    09/01/97     79.8     13.350          199.66
 106152264            72,400.00         72,400.00    10/01/97    09/01/12    180.00    10/01/97     83.9     11.400          711.45
 106152279            50,000.00         50,000.00    10/01/97    09/01/17    240.00    10/01/97     61.2     10.300          492.49
 106152296            91,600.00         91,600.00    09/01/97    08/01/22    299.00    09/01/97     65.4     11.050          901.10
 106152303            25,250.00         25,250.00    10/01/97    09/01/12    180.00    10/01/97     86.3     11.800          299.80
 106152304            37,000.00         37,000.00    10/01/97    09/01/12    180.00    10/01/97     89.9     11.800          374.90
 106152324            33,300.00         33,300.00    10/01/97    09/01/12    180.00    10/01/97     84.9     12.250          348.95
 106152327           104,000.00        104,000.00    10/01/97    09/01/12    180.00    10/01/97     68.2     10.500        1,149.61
 106152334            39,200.00         39,200.00    09/01/97    08/01/12    179.00    09/01/97     72.5     11.500          457.93
 106152337            34,481.00         34,481.00    09/01/97    08/01/12    179.00    09/01/97     90.0     11.300          336.21
 106152341            50,000.00         49,841.50    09/01/97    08/01/12    179.00    10/01/97     89.3     11.550          585.69
 106152354            59,500.00         59,402.17    09/01/97    08/01/12    179.00    10/01/97     85.0      9.650          506.83
 106152403            50,000.00         49,973.21    08/25/97    07/25/27    358.75    09/25/97     59.5     11.750          504.70
 106152419           163,200.00        163,200.00    08/23/97    07/23/17    238.68    08/23/97     85.0      9.650        1,537.26
 106152454            15,800.00         15,800.00    09/01/97    08/01/12    179.00    09/01/97     80.1     13.750          207.77
 106152464            48,700.00         48,698.45    08/28/97    07/28/12    178.85    09/28/97     74.9     13.250          548.25
 106152519            81,600.00         81,600.00    09/01/97    08/01/27    359.00    09/01/97     80.0     11.000          777.10
 106152530            38,300.00         38,300.00    09/04/97    08/04/17    239.08    09/04/97     84.8     10.550          383.67
 106152573            71,200.00         71,200.00    09/01/97    08/01/27    359.00    09/01/97     80.0     13.750          829.56
 106152594            50,220.00         50,220.00    09/01/97    08/01/12    179.00    09/01/97     84.8     13.300          567.33
 106152601            19,000.00         19,000.00    09/11/97    08/11/12    179.31    09/11/97     82.9     11.800          225.59
 106152632            80,000.00         80,000.00    10/01/97    09/01/12    180.00    10/01/97     78.0     14.000          947.90
 106152678            92,000.00         92,000.00    08/21/97    07/21/17    238.62    09/21/97     58.9      9.400          851.56
 106152698            27,200.00         27,200.00    10/01/97    09/01/12    180.00    10/01/97     84.4     12.500          290.29
 106152734            20,500.00         20,500.00    09/01/97    08/01/17    239.00    09/01/97     85.1     12.400          231.47
 106152745            43,000.00         42,804.53    08/28/97    07/28/17    238.85    09/28/97     43.0     10.850          439.46
 106152762            40,000.00         40,000.00    08/28/97    07/28/17    238.85    08/28/97     43.0      9.800          380.72
 106152783            26,200.00         26,072.91    07/23/97    06/23/17    237.70    09/23/97     68.9     10.750          265.99
 106152822            66,500.00         66,500.00    09/01/97    08/01/12    179.00    09/01/97     79.9     11.250          645.89
 106152870            71,400.00         71,400.00    09/01/97    08/01/12    179.00    09/01/97     70.0     10.050          629.23
 106152874            32,800.00         32,800.00    09/01/97    08/01/17    239.00    09/01/97     47.0      9.800          312.19
 106152879            48,770.00         48,770.00    10/01/97    09/01/17    240.00    10/01/97     79.9      9.550          456.19
 106152880            25,000.00         25,000.00    09/01/97    08/01/27    359.00    09/01/97     39.6     11.750          252.35
 106152884           162,000.00        162,000.00    09/01/97    08/01/27    359.00    09/01/97     90.0     11.150        1,561.15
 106152898            59,252.00         59,252.00    10/01/97    09/01/17    240.00    10/01/97     89.9     11.550          633.92
 106152935            45,000.00         44,950.59    09/01/97    08/01/12    179.00    10/01/97     64.2     10.250          403.25
 106152959            72,900.00         72,900.00    09/01/97    08/01/12    179.00    09/01/97     90.0     10.300          655.97
 106152966            11,474.00         11,474.00    10/01/97    09/01/12    180.00    10/01/97     79.8     14.000          135.95
 106152968            55,422.00         55,422.00    10/01/97    09/01/12    180.00    10/01/97     85.0     11.550          649.20
 106152984            45,000.00         45,000.00    08/22/97    07/22/17    238.65    09/22/97     87.4     12.200          501.78
 106152986            84,000.00         84,000.00    10/01/97    09/01/27    360.00    10/01/97     70.0     10.350          758.98
 106153009            23,200.00         23,200.00    09/01/97    08/01/17    239.00    09/01/97     83.1     12.400          261.95
 106153029            44,000.00         43,861.91    08/28/97    07/28/12    178.85    09/28/97     51.7      9.600          462.12
 106153048            32,500.00         32,500.00    09/01/97    08/01/27    359.00    09/01/97     57.7     11.750          328.06
 106153080            54,800.00         54,800.00    08/22/97    07/22/17    238.65    09/22/97     88.9     12.200          611.05
 106153082            22,000.00         22,000.00    10/01/97    09/01/12    180.00    10/01/97     79.3     11.000          250.05
 106153092            25,500.00         25,500.00    09/01/97    08/01/12    179.00    09/01/97     69.9      9.800          270.91
 106153101            17,810.00         17,770.36    09/01/97    08/01/12    179.00    10/01/97     83.0     10.300          160.26
 106153114            39,000.00         39,000.00    10/01/97    09/01/12    180.00    10/01/97     73.1     12.500          416.23
 106153116            27,000.00         27,000.00    10/01/97    09/01/12    180.00    10/01/97     87.5     11.300          311.99
 106153182            78,000.00         78,000.00    10/01/97    09/01/17    240.00    10/01/97     84.8     12.000          858.85
 106153184            20,400.00         20,400.00    09/01/97    08/01/12    179.00    09/01/97     85.0     12.400          250.11
 106153189            46,871.00         46,871.00    09/01/97    08/01/12    179.00    09/01/97     80.0     12.500          500.23
 106153194            13,350.00         13,350.00    10/01/97    09/01/12    180.00    10/01/97     85.0     12.500          164.54
 106153195            21,500.00         21,500.00    10/01/97    09/01/12    180.00    10/01/97     90.0     11.800          217.85
 106153210            48,200.00         48,200.00    10/01/97    09/01/12    180.00    10/01/97     89.8     11.300          469.98
 106153252            25,000.00         25,000.00    09/01/97    08/01/12    179.00    09/01/97     82.1     12.500          308.13

                                                                                                                    Page 15 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    SB77       106153256    THOMAS VONTAIRE               10008 MOUNT AUBURN AVENUE        CLEVELAND                OH    44104
   28    SB77       106153257    FROELICH DONNA G              3526 HIGHLAND DRIVE              ISLAND LAKE              IL    60042
   28    SB77       106153279    HENRY WILLIAM                 4522 129TH PLACE NORTHEAST       MARYSVILLE               WA    98271
   28    SB77       106153351    TEMPLE JEANNE R               7670 TRINKLEIN                   SAGINAW                  MI    48609
   28    SB77       106153384    HIGBEE JAMES III              7707 EDGEWATER COURT             LITTLETON                CO    80124
   28    SB77       106153426    MANGOLD VERNON LYNN           6634 US 50                       AURORA                   IN    47001
   28    SB77       106153543    NACHYLA JOHN                  5153 W WARWICK                   CHICAGO                  IL    60641
   28    SB77       106153545    ZELDENRUST RANDY L            110 W CHURCH STREET              HEBRON                   IN    46341
   28    SB77       106153584    WHITE FRED D III              18271 WASHBURN                   DETROIT                  MI    48221
   28    SB77       106153613    BLOOMSTER JOHN T              2516 24TH PLACE                  NORTH CHICAGO            IL    60064
   28    SB77       106153688    BROWN JAMES H                 105 MAPLE DRIVE                  LA PORTE                 IN    46350
   28    SB77       106153821    JONES GAIRY                   14017 SAVANNAH AVENUE            EAST CLEVELAND           OH    44112
                    -------------------------------------------
                           148   Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106153256            51,300.00         51,259.60    09/01/97    08/01/27    359.00    10/01/97     90.0     10.900          484.67
 106153257            46,000.00         46,000.00    09/01/97    08/01/27    359.00    09/01/97     57.5     10.650          425.95
 106153279            28,600.00         28,600.00    10/01/97    09/01/12    180.00    10/01/97     89.1     11.800          339.58
 106153351            60,000.00         59,951.71    09/01/97    08/01/12    179.00    10/01/97     54.5     10.500          548.84
 106153384            54,000.00         54,000.00    08/21/97    07/21/12    178.62    08/21/97     84.9     12.800          588.92
 106153426            82,800.00         82,800.00    09/01/97    08/01/12    179.00    09/01/97     90.0     11.300          807.35
 106153543            32,000.00         31,943.41    09/01/97    08/01/12    179.00    10/01/97     85.0     12.500          341.52
 106153545            57,000.00         56,714.51    09/04/97    08/04/12    179.08    10/04/97     60.0     10.400          626.55
 106153584            27,600.00         27,600.00    08/21/97    07/21/12    178.62    09/21/97     60.0     15.500          360.05
 106153613            44,000.00         43,874.10    09/01/97    08/01/17    239.00    10/01/97     80.0     14.350          558.37
 106153688            80,600.00         80,600.00    09/01/97    08/01/17    239.00    09/01/97     84.9     10.050          780.48
 106153821            45,500.00         45,500.00    09/07/97    08/07/27    359.18    09/07/97     70.0     10.500          416.21
 ----------------------------------------------------                        ------                 -------------------------------
       148         6,876,730.00      6,872,725.41                            229.03                 77.1     11.522       71,814.27

                                                                                                                    Page 16 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   31    SB78       106148401    GILLIAM ELLIS A               7439 NEW VISTA DR                ASHLAND                  KY    41102
   31    SB78       106148497    WETHINGTON LINDA L            50 WEST TOP HILL TERRACE         ELIZABETHTOWN            KY    42701
   31    SB78       106148907    KEMP JACK M                   HWY 60 WEST ASHLEY LN            IRVINGTON                KY    40146
   31    SB78       106148988    LEGG CHRISTOPHE               3333 NORTHWAY                    ERLANGER                 KY    41018
   31    SB78       106148998    BREEDEN CHARLES               37759 GREEN DRIVE                EASTLAKE                 OH    44095
   31    SB78       106149313    YOUNG CHRIS D                 500 BOWMAN ROAD                  SPRINGFIELD              OH    45505
   31    SB78       106149395    SETTERS SHIRLEY               264 BART SMITH ROAD              SMITHFIELD               KY    40068
   31    SB78       106149613    CROFT CYNTHIA D               11325 NEBO RD                    NEBO                     KY    42441
   31    SB78       106149726    WILLIS TERRY E SR             334 WITT ROAD                    BOWLING GREEN            KY    42101
   31    SB78       106149727    CHALONER MAVIS                302 WEDGEWOOD DRIVE              ALBERT LEA               MN    56007
   31    SB78       106149731    KNOTZ ROBERT                  4100 85TH LANE NORTHEAST         CIRCLE PINES             MN    55014
   31    SB78       106149813    EODICE EDWARD W JR            1619 WEST 4TH STREET             PISCATAWAY               NJ    08854
   31    SB78       106149824    GOTTLIEB CURTIS R             8842 90TH STREET SOUTH           COTTAGE GROVE            MN    55016
   31    SB78       106149825    BROWN TEDDY                   182 WEST PEACEFUL CT             SHEPHERDSVILLE           KY    40165
   31    SB78       106150010    MCDONALD ARETHA Y             622 EAST 82ND STREET             BROOKLYN                 NY    11236
   31    SB78       106150019    GRAY MARY J                   4921 SOLONA DRIVE                LOUISVILLE               KY    40272
   31    SB78       106150022    PUMPHREY LAWRENCE E           555 NORTHWESTERN PARKWAY         LOUISVILLE               KY    40212
   31    SB78       106150023    GARCHER JANE A                44 CASEMENT AVENUE               PAINESVILLE              OH    44077
   31    SB78       106150128    MEINKE LISA S                 850 53RD AVENUE                  WINONA                   MN    55987
   31    SB78       106150132    HONAKER RONDA                 8265 SOUTH HIGHWAY 1680          JAMESTOWN                KY    42629
   31    SB78       106150224    FARLEY JAMES C                164 GLENDALE DRIVE               LONG LAKE                MN    55356
   31    SB78       106150226    DUNN JOHN C                   10328 COLONY CT                  EDEN PRAIRIE             MN    55347
   31    SB78       106150235    MADDEN KAREN R                44 BERWYN DRIVE                  BEDFORD                  OH    44146
   31    SB78       106150362    WAGNER TIMOTHY D              412 WEST 12TH STREET             NEWPORT                  KY    41071
   31    SB78       106150373    MASDEA DEBRA M                2147 OLDE SAWMILL BLVD           DUBLIN                   OH    43016
   31    SB78       106150417    SPRADLIN STEPHEN B            3405 HWY 70                      EUBANK                   KY    42567
   31    SB78       106150421    MOORE VICKI L                 3225 HUNTING HILLS DRIVE         LEXINGTON                KY    40517
   31    SB78       106150506    SIPPLE FREDERICK J            308 RICHWOOD RD                  MONROEVILLE              NJ    08343
   31    SB78       106150854    MILLS LEWIS S                 210 DOGWOOD HILLS                LONDON                   KY    40741
   31    SB78       106150862    RISING DONNA K                217 MEADOWBROOK AVENUE S.E       WARREN                   OH    44483
   31    SB78       106150865    GROTH TERRY A                 10 JUNTUNEN RD                   ESKO                     MN    55733
   31    SB78       106150869    HALE STEPHEN                  10304 MAIN ROAD                  BERLIN HEIGHTS           OH    44814
   31    SB78       106150870    BELT DONNIE R                 185 GREYHOUND CIRCLE             PADUCAH                  KY    42003
   31    SB78       106150872    PORTER JAMES K                726 EAST SPRUCE STREET           RAVENNA                  OH    44266
   31    SB78       106150977    WILKERSON SHEILA R            5037 FULTON YATES ROAD           REED                     KY    42451
   31    SB78       106150983    BIEDERMAN THOMAS K            112 ETNA STREET                  RUSSELL                  KY    41169
   31    SB78       106150984    MALLORY MICHAEL C             2310 LARCHDALE DRIVE             CUYAHOGA FALLS           OH    44221
   31    SB78       106151078    MCCONVILLE JAMES J            49 CHANEL DR E                   SHIRLEY                  NY    11967
   31    SB78       106151093    DENTON DAVID                  10 14TH AVENUE NORTH             HOPKINS                  MN    55343
   31    SB78       106151094    TURNER MARK A                 328 ROBINHOOD TRAIL              BOWLING GREEN            KY    42101
   31    SB78       106151180    PRICE DANIEL R                8611 WOODED GLEN ROAD            LOUISVILLE               KY    40220
   31    SB78       106151185    STUMP ANGELA B                4017 SOUTHVIEW RD                ASHLAND                  KY    41101
   31    SB78       106151191    GRODEK JAMES H                26082 DEFOE DRIVE                NORTH OLMSTED            OH    44070
   31    SB78       106151314    KASH DOROTHY                  3309 CROWN CREST                 LEXINGTON                KY    40517
   31    SB78       106151404    SARJU HARRIRAM                107-27 123RD STREET              RICHMOND HILL            NY    11419
   31    SB78       106151405    MARROW QUEEN ESTHER           48 POPLAR ROAD                   AMITYVILLE               NY    11701
   31    SB78       106151416    SMITH KAREN J                 1205 K STREET NORTHEAST          BRAINERD                 MN    56401
   31    SB78       106151522    BENNETT MICHAEL J             2973 HAZELWOOD LANE              MOUND                    MN    55364
   31    SB78       106151644    TICE RICKY ALLAN              23615 MONROE STREET NORTHE       BETHEL                   MN    55005
   31    SB78       106151645    GRIMSLEY RICHARD J            1988 PLANO ROAD                  BOWLING GREEN            KY    42104
   31    SB78       106151646    ROLAND GARY T                 917 DARDA CT                     LEXINGTON                KY    40515
   31    SB78       106151648    BREEGGEMANN RONALD A          2640 150TH STREET WEST           SHAKOPEE                 MN    55379
   31    SB78       106151763    PETERS ROBERT L               218 MCCLUNG RD                   LAPORTE                  IN    46350
   31    SB78       106151872    MICELI ROBERT ANDREW          100 WILLOW STREET                BERKELEY TOWNSHIP        NJ    08741
   31    SB78       106151876    WINTERS ROBERT JR             4517 SCOTT TRAIL                 EAGAN                    MN    55122
   31    SB78       106151878    MCCUSKER TIMOTHY P            204 ERBLANG AVENUE               FARIBAULT                MN    55021
   31    SB78       106151882    PARPART KENNY                 1809 JUDD AVENUE NORTH           GLENCOE                  MN    55336
   31    SB78       106151987    CLAYTON JEFFREY J             14788 XKIMO STREET NORTHWE       RAMSEY                   MN    55303
   31    SB78       106151994    HOFFER TIMOTHY T              3714 43RD STREET EAST            MINNEAPOLIS              MN    55406
   31    SB78       106151999    MILKANIN MARK WALTER          326 E 6TH STREET                 RED WING                 MN    55066
   31    SB78       106152221    DONOVAN CARLA J               124 GEMINI TRAIL                 GEORGETOWN               KY    40324
   31    SB78       106152227    HARRISON GEORGE K             14 IRELAND AVENUE                CINCINNATI               OH    45218
   31    SB78       106152236    PALMER RANDALL L              355 MEADOW LANE                  VALPARAISO               IN    46383
   31    SB78       106152539    JENSRUD TERESA A              11947 ELDORADO ST NE             BLANE                    MN    55449
   31    SB78       106152646    PAUL BRADLEY N                3002 S OAK PARK                  BERWYN                   IL    60402
   31    SB78       106152670    ARNDT JOANNE                  120 MONTVIEW DRIVE               MEDINA                   OH    44256
                    -------------------------------------------
                            66   Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106148401            16,000.00         16,000.00    10/01/97    08/10/16    228.00    10/01/97     83.7     12.975          174.72
 106148497            45,200.00         45,200.00    09/01/97    07/20/09    143.00    09/01/97     84.9     13.375          583.15
 106148907            58,800.00         58,800.00    09/01/97    06/28/27    359.00    09/01/97     79.4      9.150          442.57
 106148988            60,000.00         60,000.00    09/01/97    07/05/21    287.00    09/01/97     68.9     10.525          528.47
 106148998            44,100.00         44,100.00    09/01/97    07/10/17    239.00    09/01/97     79.4     14.225          512.83
 106149313            86,200.00         86,200.00    10/01/97    08/12/15    216.00    10/01/97     68.9      9.625          776.39
 106149395            82,600.00         82,600.00    10/01/97    08/09/17    240.00    10/01/97     59.0      9.130          692.32
 106149613            44,200.00         44,200.00    10/01/97    08/10/16    228.00    10/01/97     85.0     11.525          441.79
 106149726            48,000.00         48,000.00    09/01/97    07/10/17    239.00    09/01/97     69.5     11.875          483.97
 106149727            74,000.00         74,000.00    09/01/97    07/04/22    299.00    09/01/97     80.0     13.500          796.18
 106149731            82,200.00         82,200.00    09/01/97    07/23/07    119.00    09/01/97     65.7      9.110          965.53
 106149813           100,800.00        100,800.00    10/01/97    08/04/21    288.00    10/01/97     84.0     10.625          894.41
 106149824            20,100.00         20,100.00    10/01/97    08/22/07    120.00    10/01/97     76.4     10.500          250.31
 106149825            87,400.00         87,256.81    09/01/97    07/14/14    203.00    09/29/97     79.4     10.525          850.79
 106150010            30,000.00         30,000.00    10/01/97    08/15/12    180.00    10/01/97     70.1     12.125          334.54
 106150019            55,200.00         55,177.46    09/01/97    07/04/22    299.00    09/29/97     84.9     13.025          575.60
 106150022            29,500.00         29,162.25    09/01/97    07/29/02     59.00    09/29/97     81.7     11.500          598.71
 106150023            93,500.00         93,500.00    10/01/97    08/09/17    240.00    10/01/97     84.6     12.125          957.77
 106150128            25,000.00         25,000.00    10/01/97    08/15/12    180.00    10/01/97     85.6     12.275          281.02
 106150132            46,200.00         46,200.00    10/01/97    08/22/07    120.00    10/01/97     68.9     10.525          575.93
 106150224            85,200.00         85,200.00    10/01/97    08/15/12    180.00    10/01/97     52.2     10.125          851.04
 106150226            85,900.00         85,900.00    10/01/97    08/19/09    144.00    10/01/97     76.0     12.525        1,066.61
 106150235            64,000.00         64,000.00    09/01/97    07/19/10    155.00    09/29/97     68.8      9.110          647.39
 106150362            34,700.00         34,700.00    10/01/97    08/10/16    228.00    10/01/97     66.7      9.110          295.89
 106150373            19,800.00         19,800.00    10/01/97    08/18/10    156.00    10/01/97     89.9     12.675          239.52
 106150417            51,700.00         51,700.00    10/01/97    08/23/06    108.00    10/01/97     68.9      9.110          648.97
 106150421            60,500.00         60,500.00    10/01/97    08/15/12    180.00    10/01/97     84.6     12.775          698.25
 106150506            21,100.00         21,100.00    09/01/97    07/10/17    239.00    09/01/97     74.3     14.125          243.95
 106150854            35,500.00         35,500.00    09/01/97    07/29/02     59.00    09/01/97     68.8     14.625          772.90
 106150862            60,500.00         60,500.00    10/01/97    08/20/08    132.00    10/01/97     68.7      9.110          671.25
 106150865            29,500.00         29,500.00    10/01/97    08/19/09    144.00    10/01/97     81.1     13.525          383.15
 106150869            29,800.00         29,800.00    09/01/97    07/10/17    239.00    09/01/97     69.4     13.125          324.70
 106150870            42,600.00         42,531.05    09/01/97    07/11/16    227.00    09/29/97     48.1      8.580          350.11
 106150872            66,900.00         66,900.00    10/01/97    08/14/13    192.00    10/01/97     68.9      9.680          633.55
 106150977            18,600.00         18,600.00    10/01/97    08/22/07    120.00    10/01/97     78.2     11.675          243.07
 106150983            51,700.00         51,700.00    10/01/97    08/15/12    180.00    10/01/97     89.9     11.775          565.79
 106150984            69,200.00         69,200.00    10/01/97    08/22/07    120.00    10/01/97     80.0      9.410          823.26
 106151078            22,000.00         22,000.00    10/01/97    08/28/02     60.00    10/01/97     88.0     11.375          445.23
 106151093            29,500.00         29,499.88    09/01/97    07/16/12    179.00    09/29/97     80.5     14.625          374.10
 106151094            18,700.00         18,700.00    10/01/97    08/10/16    228.00    10/01/97     87.9     12.275          195.79
 106151180            89,700.00         89,700.00    10/01/97    08/04/21    288.00    10/01/97     69.0      9.570          734.87
 106151185            56,700.00         56,700.00    10/01/97    08/24/05     96.00    10/01/97     56.7      9.110          769.61
 106151191            38,000.00         38,000.00    10/01/97    08/19/09    144.00    10/01/97     88.5     12.025          461.16
 106151314            57,000.00         57,000.00    10/01/97    07/28/27    360.00    10/01/97     48.9     10.925          498.07
 106151404            33,100.00         33,100.00    10/01/97    08/15/12    180.00    10/01/97     88.8     12.125          369.11
 106151405            14,200.00         14,200.00    10/01/97    08/10/16    228.00    10/01/97     82.3     13.000          155.30
 106151416            32,700.00         32,700.00    10/01/97    08/15/12    180.00    10/01/97     83.8     12.275          367.57
 106151522            88,100.00         88,100.00    10/01/97    08/19/09    144.00    10/01/97     78.6     12.775        1,106.40
 106151644            21,500.00         21,500.00    10/01/97    08/28/02     60.00    10/01/97     86.3     12.525          446.62
 106151645            69,000.00         69,000.00    10/01/97    08/10/16    228.00    10/01/97     89.6     11.775          700.52
 106151646            78,200.00         78,200.00    10/01/97    08/22/07    120.00    10/01/97     85.0     12.625        1,061.67
 106151648           166,900.00        166,900.00    10/01/97    07/28/27    360.00    10/01/97     83.0     13.025        1,707.18
 106151763            75,800.00         75,800.00    10/01/97    08/22/07    120.00    10/01/97     72.1      9.420          902.16
 106151872            30,800.00         30,800.00    10/01/97    08/15/12    180.00    10/01/97     69.8     12.625          352.68
 106151876            25,200.00         25,200.00    10/01/97    08/15/12    180.00    10/01/97     89.9     12.525          287.04
 106151878            65,200.00         65,200.00    10/01/97    08/20/08    132.00    10/01/97     81.5     10.525          771.36
 106151882            23,000.00         23,000.00    10/01/97    08/15/12    180.00    10/01/97     85.7     12.125          256.48
 106151987            17,400.00         17,400.00    09/01/97    07/23/07    119.00    09/01/97     87.5     10.775          219.17
 106151994            69,000.00         69,000.00    10/01/97    08/22/07    120.00    10/01/97     76.6     10.125          845.96
 106151999            51,100.00         51,100.00    10/01/97    08/15/12    180.00    10/01/97     78.6      9.330          487.66
 106152221            15,800.00         15,800.00    10/01/97    08/18/10    156.00    10/01/97     84.9     13.525          198.99
 106152227            19,400.00         19,400.00    09/01/97    07/24/06    107.00    09/01/97     71.1     12.375          275.66
 106152236            36,000.00         36,000.00    10/01/97    08/22/07    120.00    10/01/97     72.5     11.275          462.85
 106152539            11,600.00         11,600.00    09/01/97    07/23/07    119.00    09/01/97     76.7     13.875          165.42
 106152646            23,800.00         23,800.00    09/01/97    07/04/22    299.00    09/01/97     84.6     12.125          233.40
 106152670            89,100.00         89,100.00    10/01/97    08/09/17    240.00    10/01/97     79.5      9.320          756.92
 ----------------------------------------------------                        ------                 -------------------------------
        66         3,324,700.00      3,324,127.45                            199.35                 75.9     11.177       36,785.35

                                                                                                                    Page 17 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   28    SB80       106132486    CERMELE JOSEPHINE             585 WHITE PLAINS ROAD            EASTCHESTER              NY    10709
   28    SB80       106132516    WEST GEORGE JR                1749 LAURENS DRIVE               ATLANTA                  GA    30311
   28    SB80       106148671    MORIARTY ELLEN                114 COLLEGE STREET               CRYSTAL LAKE             IL    60014
   28    SB80       106149244    REED MARY                     8694 SILVER BRIDGE ROAD          PALO CEDRO               CA    96073
   28    SB80       106149318    BRISKER KEVIN                 14832 SOUTH ELLIS                DOLTON                   IL    60419
   28    SB80       106149350    WHITTINGTON SAMMY             1039 MAIN STREET                 PECOS                    NM    87552
   28    SB80       106149500    WHITAKER SCHLOSBURG JR        445 WEST 97TH STREET             CHICAGO                  IL    60628
   28    SB80       106149585    LEGGETT LOREN                 2733 W ELM STREET                PHOENIX                  AZ    85017
   28    SB80       106149628    MENDEZ REYNALDO M             12618 SOUTH CENTRAL AVENUE       PALOS HEIGHTS            IL    60463
   28    SB80       106150238    DAVIDOVITZ HOWARD             304 VINTAGE LANE                 BUFFALO GROVE            IL    60089
   28    SB80       106150593    TAPIA LANA R                  718 SOUTH 2ND AVENUE             BRIGHTON                 CO    80601
   28    SB80       106150604    BAKKER PERRY K                7773 S CARR COURT                LITTLETON                CO    80123
   28    SB80       106150752    GAINES RONALD                 5753 AUDUBON STREET              DETROIT                  MI    48224
   28    SB80       106150883    SORLING ANTHONY J             3609 ANNE STREET                 MCHENRY                  IL    60050
   28    SB80       106151268    MILLER ROSS                   1008/1010 CALLE DE ORO           TAOS                     NM    87571
   28    SB80       106151395    MILES CHARLES D JR            4480 NORTH 109TH STREET          LAFAYETTE                CO    80026
   28    SB80       106151490    WHITTEMORE LINDA L            105 KEY PENINSULA HIGHWAY        LAKEBAY                  WA    98349
   28    SB80       106151839    NICHOLS RICHARD               110 BOWERS HILL ROAD             OXFORD                   CT    06478
   28    SB80       106151934    JOHANSON CHARLES V V          8230 SOUTH WASATCH GROVE L       SALT LAKE CITY           UT    84121
   28    SB80       106151969    TOURTELLOTTE CHARLES          4800 MEADOW DRIVE #23            VAIL                     CO    81657
   28    SB80       106151979    TOURTELLOTTE CHARLES          366 EMERSON STREET               DENVER                   CO    80218
   28    SB80       106152056    TOWNSEND PETER D              12652 W ASBURY PLACE             LAKEWOOD                 CO    80228
   28    SB80       106152174    MITCHELL KEVIN R              1184 WEST 2450 NORTH             CLINTON                  UT    84015
   28    SB80       106152328    GARCIA RICARDO                14136 BRONTE DRIVE               WHITTIER                 CA    90602
   28    SB80       106152333    MCKENZIE JOANNA K             4013 LINNIKI STREET              NORTH LAS VEGAS          NV    89030
   28    SB80       106152417    PREST FRANCIS                 934 SINGING HILLS LANE           COLUMBUS                 OH    43235
   28    SB80       106152483    MOOR DENNIS K                 551 LIVERPOOL AVENUE             HENDERSON                NV    89015
   28    SB80       106152496    LAMB WILLIAM                  711 CANNA STREET                 SOAP LAKE                WA    98851
   28    SB80       106152518    FLEMING MICHELLE              2644 NORTHWEST 87TH STREET       SEATTLE                  WA    98177
   28    SB80       106152527    PARROTT MARVIN L              12316 RAYMOND AVENUE             LOS ANGELES              CA    90044
   28    SB80       106152651    MAYFIELD MAUREEN M            15907 HAZEL ROAD                 EAST CLEVELAND           OH    44112
   28    SB80       106152728    RAYMOND R JEFF                1033 E SADDLE MOUNTAIN ROA       PHOENIX                  AZ    85027
   28    SB80       106152813    LAIDLER FRANK                 918 EAST 1100 SOUTH              SPANISH FORK             UT    84660
   28    SB80       106152849    RAY JACQUELINE GRIER          4240 NORTH VINEWOOD              INDIANAPOLIS             IN    46254
   28    SB80       106152857    JACOBS BARBARA E              8814 SOUTH 121ST STREET          SEATTLE                  WA    98178
   28    SB80       106153043    CORRIGAN JAMES J              179 HOLIDAY DRIVE                SOMONAUK                 IL    60552
   28    SB80       106153044    CAMPBELL WARD H               31 RIDGEFIELD LANE               WILLOWBROOK              IL    60521
   28    SB80       106153157    FOSTER LARRY                  1617 RIDGE AVENUE                ROCKFORD                 IL    61103
   28    SB80       106153227    CHAN STEPHEN C                842 WEST AGATITE UNIT 2-E        CHICAGO                  IL    60640
   28    SB80       106153317    SPENCER KENDALL L             1010 5TH STREET NE               SALEM                    OR    97301
   28    SB80       106153360    HINMAN MARY ANN               406 MURPHY LANE                  BROWNSBURG               IN    46112
   28    SB80       106153393    KNOWLTON JUDIE M              825 FAIRWAY DRIVE                TWIN FALLS               ID    83301
   28    SB80       106153490    KARWINSKI WERNER              23 LYNN DRIVE                    HAWTHORNE WOODS          IL    60047
   28    SB80       106153611    SOKOL STEVEN S                1193 ROBBIE COURT                DEERFIELD                IL    60015
   28    SB80       106153678    HEDA JOHN L                   307 CHASE TERRACE                STREAMWOOD               IL    60107
   28    SB80       106153680    JONES GAIRY                   14120-22 SAVANNAH AVE            EAST CLEVELAND           OH    44112
   28    SB80       106153791    SMITH RONALD E                1546 W 100TH PLACE               CHICAGO                  IL    60643
   28    SB80       106153794    FOSTER DRUCILLA G             393 CORNELL                      CALUMET CITY             IL    60409
   28    SB80       106153848    NEVINS JULIE ANNE             519 ADAMS STREET                 OTTAWA                   IL    61350
   28    SB80       106153873    WIESE WILLIAM G               1823 WEXFORD AVENUE              PARMA                    OH    44134
   28    SB80       106153939    THURMAN MARGARET              8300 S CALUMET                   CHICAGO                  IL    60619
   28    SB80       106153944    FOSTER WILLIE MAE             4644 BENITEAU                    DETROIT                  MI    48214
   28    SB80       106154038    WOLFE LARRY BYRON             353 W MAIN STREET                ROSSVILLE                IN    46065
   28    SB80       106154077    SALELA DAVID M                2215 EL DORADO DRIVE             CRESTHILL                IL    60435
   28    SB80       106154092    ROGERS DOUGLAS                1110 SOUTH 150 WEST              OREM                     UT    84058
   28    SB80       106154215    COOK JOHNNIE MAE              8325 S HERMITAGE                 CHICAGO                  IL    60620
   28    SB80       106154236    ECKELBERG KENNY J             3033 WEST AVALON ROAD            JANESVILLE               WI    53546
                    -------------------------------------------
                           57    Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106132486            30,000.00         23,411.41    04/27/90    03/27/05     90.74    08/27/97     51.4     14.990          419.67
 106132516            21,000.00         17,489.92    05/24/90    04/24/05     91.66    08/24/97     53.4     16.500          315.78
 106148671            18,000.00         18,000.00    09/20/97    08/20/12    179.61    09/20/97     89.6     11.650          180.32
 106149244            35,991.00         35,991.00    08/15/97    07/15/12    178.42    08/15/97     85.0     13.450          466.08
 106149318            90,900.00         90,900.00    07/06/97    06/06/12    177.14    09/06/97     90.0     11.400          893.25
 106149350            19,400.00         19,400.00    08/28/97    07/28/12    178.85    08/28/97     73.2     14.300          234.48
 106149500            62,400.00         62,400.00    09/01/97    08/01/17    239.00    09/01/97     65.0     11.750          676.23
 106149585            12,650.00         12,650.00    09/11/97    08/11/12    179.31    09/11/97     84.2     12.650          136.48
 106149628            32,600.00         32,600.00    07/16/97    06/16/12    177.47    08/16/97     89.8     12.300          342.87
 106150238            62,500.00         62,500.00    07/23/97    06/23/17    237.70    08/23/97     80.0     13.350          747.87
 106150593            44,490.00         44,490.00    10/01/97    09/01/12    180.00    10/01/97     85.0     12.150          538.26
 106150604            18,000.00         17,997.20    08/07/97    07/07/12    178.16    09/07/97     77.0     14.800          224.72
 106150752            76,500.00         76,500.00    09/08/97    08/08/12    179.21    09/08/97     88.9     11.300          745.92
 106150883            40,500.00         40,500.00    09/20/97    08/20/27    359.61    09/20/97     84.9     11.850          411.92
 106151268            44,000.00         44,000.00    10/01/97    09/01/12    180.00    10/01/97     85.0     12.500          469.59
 106151395           191,450.00        191,450.00    10/01/97    09/01/12    180.00    10/01/97     85.0     12.250        2,328.60
 106151490            14,900.00         14,900.00    09/01/97    08/01/12    179.00    09/01/97     80.0     14.250          200.94
 106151839            42,000.00         42,000.00    10/01/97    09/01/12    180.00    10/01/97     82.0     12.000          504.07
 106151934            26,850.00         26,699.38    08/01/97    07/01/12    178.00    10/01/97     70.6     13.700          352.18
 106151969            59,792.00         59,792.00    10/01/97    09/01/12    180.00    10/01/97     84.8     11.300          583.01
 106151979            65,000.00         65,000.00    10/01/97    09/01/12    180.00    10/01/97     84.8     11.300          633.79
 106152056            30,712.00         30,712.00    10/01/97    09/01/12    180.00    10/01/97     84.9     11.500          358.77
 106152174            20,000.00         20,000.00    10/01/97    09/01/12    180.00    10/01/97     85.9     11.300          231.10
 106152328            58,000.00         58,000.00    10/01/97    09/01/12    180.00    10/01/97     72.9     11.000          659.23
 106152333            30,185.00         30,185.00    10/01/97    09/01/17    240.00    10/01/97     89.8     11.550          322.94
 106152417            60,000.00         60,000.00    09/11/97    08/11/17    239.31    09/11/97     86.1     11.150          625.45
 106152483            24,300.00         24,300.00    10/01/97    09/01/12    180.00    10/01/97     79.3     10.750          272.39
 106152496            51,000.00         51,000.00    09/01/97    08/01/12    179.00    09/01/97     85.0     12.150          617.02
 106152518            26,100.00         26,100.00    10/01/97    09/01/12    180.00    10/01/97     89.9     11.800          264.46
 106152527            20,000.00         20,000.00    10/01/97    09/01/12    180.00    10/01/97     79.7     13.350          257.67
 106152651            80,000.00         80,000.00    09/14/97    08/14/12    179.41    09/14/97     76.1     10.050          705.01
 106152728            26,400.00         26,400.00    10/01/97    09/01/12    180.00    10/01/97     84.5     12.000          316.84
 106152813            37,493.00         37,493.00    10/01/97    09/01/12    180.00    10/01/97     84.2     10.050          330.41
 106152849            17,600.00         17,600.00    09/18/97    08/18/12    179.54    09/18/97     79.3     14.000          234.39
 106152857            24,000.00         24,000.00    09/01/97    08/01/12    179.00    09/01/97     88.2     12.650          258.94
 106153043            27,000.00         27,000.00    09/18/97    08/18/17    239.54    09/18/97     85.8     10.350          266.85
 106153044           100,000.00        100,000.00    10/01/97    09/01/12    180.00    10/01/97     79.2     11.625          999.84
 106153157            18,400.00         18,400.00    09/18/97    08/18/12    179.54    09/18/97     89.8     11.650          184.32
 106153227            21,000.00         21,000.00    09/06/97    08/06/17    239.15    09/06/97     69.9     10.400          208.25
 106153317            12,500.00         12,500.00    10/01/97    09/01/12    180.00    10/01/97     84.8     10.050          134.71
 106153360            16,000.00         16,000.00    09/05/97    08/05/12    179.11    09/05/97     19.0      9.250          164.67
 106153393            40,800.00         40,800.00    10/01/97    09/01/27    360.00    10/01/97     80.0     10.750          380.86
 106153490            52,500.00         52,500.00    09/12/97    08/12/17    239.34    09/12/97     84.9     12.250          587.25
 106153611           340,000.00        340,000.00    09/13/97    08/13/27    359.38    09/13/97     68.0      9.500        2,858.90
 106153678            95,200.00         95,200.00    09/01/97    08/01/27    359.00    09/01/97     84.6     10.500          870.83
 106153680            47,900.00         47,900.00    09/07/97    08/07/27    359.18    09/07/97     69.9     10.050          422.13
 106153791            30,000.00         30,000.00    09/21/97    08/21/17    239.64    09/21/97     71.1     10.550          300.52
 106153794            20,000.00         20,000.00    09/18/97    08/18/12    179.54    09/18/97     77.8     11.000          227.32
 106153848            45,500.00         45,500.00    09/13/97    08/13/17    239.38    09/13/97     65.0     13.590          552.30
 106153873            61,400.00         61,400.00    09/04/97    08/04/27    359.08    09/04/97     68.2     10.850          577.78
 106153939            68,000.00         68,000.00    09/13/97    08/13/27    359.38    09/13/97     59.1      9.500          571.78
 106153944            24,500.00         24,500.00    09/19/97    08/19/27    359.57    09/19/97     70.0     10.500          224.11
 106154038            76,500.00         76,500.00    09/11/97    08/11/12    179.31    09/11/97     90.0     10.750          714.11
 106154077            36,800.00         36,800.00    09/18/97    08/18/12    179.54    09/18/97     79.9     12.850          402.77
 106154092            38,900.00         38,900.00    10/01/97    09/01/12    180.00    10/01/97     84.7     12.000          466.87
 106154215            88,000.00         88,000.00    09/20/97    08/20/17    239.61    09/20/97     80.0      9.900          843.40
 106154236            25,600.00         25,600.00    09/22/97    08/22/12    179.67    09/22/97     83.6     13.100          285.19
 ----------------------------------------------------                        ------                 -------------------------------
        57         2,801,213.00      2,790,960.91                            234.72                 78.6     11.353       29,105.41

                                                                                                                    Page 18 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   31    SB81       106147101    LOWEN IRVING B                4313 KNOX RD UNIT 215            COLLEGE PARK             MD    20740
   31    SB81       106149615    EDWARDS LARRY D               304 SOUTH HYATT STREET           TIPP CITY                OH    45371
   31    SB81       106150372    SAPYTA RITA F                 6219 SOUTH KEATING AVENUE        CHICAGO                  IL    60629
   31    SB81       106150553    ADKINS JOE                    1200 ELLISON BEND ROAD           WILLIAMSBURG             KY    40769
   31    SB81       106150861    TAYLOR SUE                    106 GREEN STREET                 NICHOLASVILLE            KY    40356
   31    SB81       106151309    NELSON DUWAYNE                1505 DEERWOOD DRIVE NORTHE       ALEXANDRIA               MN    56308
   31    SB81       106151989    BUTLER MARGUERITE             8323 S WOOD                      CHICAGO                  IL    60620
   31    SB81       106152360    LOXTON VLASTA                 99 POND ROAD                     FREEHOLD TOWNSHIP        NJ    07728
   31    SB81       106153232    OPILA PAUL                    4322 SOUTH ELM AVENUE            LYONS                    IL    60534
   31    SB81       106153858    RICHEY SARA                   2666 HIDDEN VALLEY LANE          STILLWATER               MN    55082
   31    SB81       106153913    MIRON PAMELA                  2472 BIRCH STREET                WHITE BEAR LAKE          MN    55110
                    -------------------------------------------
                           11    Sale Total



                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106147101            53,900.00         53,900.00    09/01/97    06/28/27    359.00    09/01/97     64.9      8.850          394.95
 106149615            46,000.00         46,000.00    09/01/97    07/23/07    119.00    09/29/97     88.6     12.530          622.16
 106150372            55,900.00         55,900.00    10/01/97    08/09/17    240.00    10/01/97     81.8     12.825          598.06
 106150553            45,000.00         45,000.00    10/01/97    08/22/07    120.00    10/01/97     90.0     11.525          584.49
 106150861            37,300.00         37,300.00    10/01/97    08/20/08    132.00    10/01/97     69.0      9.650          424.21
 106151309            22,500.00         22,500.00    10/01/97    08/28/02     60.00    10/01/97     67.1     11.025          451.71
 106151989            12,500.00         12,500.00    10/01/97    08/09/17    240.00    10/01/97     67.1     12.875          134.14
 106152360           102,400.00        102,400.00    10/01/97    08/10/16    228.00    10/01/97     70.6     10.375          950.68
 106153232            87,600.00         87,600.00    10/01/97    08/22/07    120.00    10/01/97     70.0      9.625        1,051.68
 106153858            20,900.00         20,900.00    10/01/97    08/09/17    240.00    10/01/97     80.8     12.625          220.87
 106153913            20,700.00         20,700.00    10/01/97    08/10/16    228.00    10/01/97     87.4     12.125          214.75
 ----------------------------------------------------                        ------                 -------------------------------
         11          504,700.00        504,700.00                            191.22                 75.2     10.855        5,647.70

                                                                                                                    Page 19 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   30    SBCL22     106143428    PETRU GHEORGHE                12-14 N WASHINGTON               YPSILANTI                MI    48197
   30    SBCL22     106144053    ETTORI ANNA                   1625-27 UNION TURNPIKE           NORTH BERGEN             NJ    07047
   30    SBCL22     106144578    LUTZ FRED                     155-159 WEST 10TH STREET         NEW YORK                 NY    10014
   30    SBCL22     106149664    AGBAJE OLADIPUPO              1784 MERRILL STREET AKA 14       BRONX                    NY    10006
   30    SBCL22     106149985    BUJOSA JOSE                   604 OGDEN STREET                 BRIDGEPORT               CT    06608
   30    SBCL22     106151007    MALDONADO IGNACIO             1831 WEST 21ST PLACE             CHICAGO                  IL    60608
   30    SBCL22     106151316    PEDEN BERNICE B               8053 S THROOP ST                 CHICAGO                  IL    60620
   30    SBCL22     106152466    PATEL PETER                   2123-25 SOUTH 51ST COURT         CICERO                   IL    60650
   30    SBCL22     106153702    EMANUEL LYNDRO                5601 S EMERALD                   CHICAGO                  IL    60621
   30    SBCL22     106153778    BALLARD ROSEANN               4016-22 N MONTICELLO             CHICAGO                  IL    60618
   30    SBCL22     106153900    WILLIAMSON DAVID              641-43 E 50TH PLACE              CHICAGO                  IL    60615
                    -------------------------------------------
                            11   Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106143428            56,700.00         56,252.07    07/01/97    06/01/12    177.00    11/01/97     70.0     12.300          691.48
 106144053           143,000.00        142,936.94    08/01/97    07/01/12    178.00    09/01/97     55.0     13.050        1,618.19
 106144578           500,000.00        497,762.94    05/15/97    04/15/17    235.43    09/15/97     66.6     11.350        5,280.56
 106149664           140,000.00        140,000.00    09/01/97    08/01/12    179.00    09/01/97     50.9     13.700        1,836.31
 106149985            63,000.00         62,724.19    08/01/97    07/01/12    178.00    10/01/97     70.0     11.100          720.02
 106151007           120,000.00        120,000.00    09/01/97    08/01/12    179.00    09/01/97     65.9     11.100        1,371.46
 106151316           119,000.00        119,000.00    09/01/97    08/01/12    179.00    09/01/97     70.0     12.300        1,451.25
 106152466           380,000.00        380,000.00    09/01/97    08/01/12    179.00    09/01/97     65.9     11.100        4,342.96
 106153702            75,000.00         75,000.00    09/01/97    08/01/12    179.00    09/01/97     40.5     14.750        1,036.88
 106153778           274,000.00        274,000.00    09/01/97    08/01/22    299.00    09/01/97     70.2     11.600        2,805.18
 106153900           156,000.00        156,000.00    09/01/97    08/01/22    299.00    09/01/97     65.0     12.800        1,735.97
 ---------------------------------------------------                         ------                 -------------------------------
        11         2,026,700.00      2,023,676.14                            218.22                 64.3     11.917       22,890.26

                                                                                                                    Page 20 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   30    SBCL23     106146084    SMITH MARLIN R                487-489 148TH STREET             ROCHESTER                NY    14606
   30    SBCL23     106146105    RAMOS MARIA                   2211 ASTORIA BLVD                LONG ISLAND CITY         NY    11102
   30    SBCL23     106147479    CUPID WILTON                  730 SCHENECTADY AVENUE           BROOKLYN                 NY    11203
   30    SBCL23     106148766    STONE ADAM                    3060 WIGGINS STREET              PITTSBURGH               PA    15219
   30    SBCL23     106149423    PLOTKIN NORMAN                28-15 DEERFIELD ROAD             FAR ROCKAWAY             NY    11518
   30    SBCL23     106150319    BAZAN REYNALDO                112-25 JAMAICA AVENUE            RICHMOND HILL            NY    11418
   30    SBCL23     106150900    JOHNSON HATTIE MAE            308-316 WEST 71ST STREET         CHICAGO                  IL    60619
   30    SBCL23     106151700    SENECAL PROPERTIES            154-156 ORANGE STREET            MANCHESTER               NH    03101
   30    SBCL23     106152465    THORNE JUAN                   12 N STATE STREET                ELGIN                    IL    60123
   30    SBCL23     106152467    CASATELLI BRUNO               2390 ARTHUR AVENUE               BRONX                    NY    10458
   30    SBCL23     106152781    DICKERSON CAROLINE            132 COLLINS STREET               HARTFORD                 CT    06101
   30    SBCL23     106153445    ROMERO LUIS                   611 EAST 179TH STREET            BRONX                    NY    10452
   30    SBCL23     106153478    KORE REALTY                   282-290 AUBURN STREET            MANCHESTER               NH    03103
   30    SBCL23     106153602    SENECAL PROPERTIES            118 BEECH ST                     MANCHESTER               NH    03101
   30    SBCL23     106153608    SENECAL PROPERTIES            124 BEECH STREET                 MANCHESTER               NH    03101
                    -------------------------------------------
                           15    Sale Total
                          861    Total with Superior Bank


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106146084           110,000.00        110,000.00    09/01/97    08/01/12    179.00    09/01/97     62.8     11.100        1,257.17
 106146105           315,000.00        314,854.67    08/01/97    07/01/22    298.00    09/01/97     70.0     12.800        3,505.33
 106147479           120,000.00        120,000.00    09/01/97    08/01/22    299.00    09/01/97     66.6     13.100        1,362.45
 106148766            91,000.00         91,000.00    09/01/97    08/01/27    359.00    09/01/97     65.0     11.850          925.54
 106149423           137,900.00        137,900.00    09/01/97    08/01/17    239.00    09/01/97     70.0     11.350        1,456.38
 106150319            75,000.00         75,000.00    09/01/97    08/01/22    299.00    09/01/97     48.3     15.250          975.19
 106150900            75,000.00         75,000.00    09/01/97    08/01/12    179.00    09/01/97     44.6     11.100          857.16
 106151700           144,200.00        144,200.00    10/01/97    09/01/12    180.00    10/01/97     70.0     11.100        1,648.04
 106152465            85,600.00         85,563.26    09/01/97    08/01/22    299.00    10/01/97     61.1     13.200          978.34
 106152467           170,000.00        170,000.00    09/01/97    08/01/22    299.00    09/01/97     60.7     11.200        1,690.83
 106152781           350,000.00        350,000.00    09/01/97    08/01/12    179.00    09/01/97     70.0     11.100        4,000.09
 106153445           133,000.00        133,000.00    09/01/97    08/01/12    179.00    09/01/97     70.0     12.300        1,621.98
 106153478           212,100.00        212,100.00    10/01/97    09/01/22    300.00    10/01/97     70.0     11.600        2,171.46
 106153602            85,000.00         85,000.00    09/01/97    08/01/22    299.00    09/01/97     66.4     11.600          870.22
 106153608           107,800.00        107,800.00    09/01/97    08/01/12    179.00    09/01/97     70.0     11.100        1,232.03
 ----------------------------------------------------                        ------------------------------------------------------
        15         2,211,600.00      2,211,417.93                            247.82                 66.5     11.866       24,552.21
       861        50,120,968.00     50,061,322.71                            223.67                 77.4     11.538      533,616.18

                                                                                                                    Page 21 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   24    BS34       106145307    GUTIERREZ NANCI L             1208 MODES STREET                COLORADO SPRINGS         CO    80904
   24    BS34       106145657    BRAND LESLIE G                3925 EAST DESERT FLOWER LA       PHOENIX                  AZ    85044
   24    BS34       106146767    STEVENS DAVID M               909 SOUTH PUEBLO STREET          SALT LAKE CITY           UT    84104
   24    BS34       106147227    BROWN BARBARA                 10275 UTE TRAIL                  CASCADE                  CO    80809
   24    BS34       106147873    NIEZGODA WALTER W             6002 LONGVIEW DRIVE              COUNTRYSIDE              IL    60525
   24    BS34       106148430    ENDERLE JANICE M              7339 NE 140TH STREET             BOTHELL                  WA    98011
   24    BS34       106148567    GOLDBERG ALAN                 2862 CLARY HILL DRIVE            ROSWELL                  GA    30075
   24    BS34       106148582    BROWN CORINNE R               13228 LAKE POINT DRIVE           PLAINFIELD               IL    60544
   24    BS34       106148726    DUNCAN ALAN                   11749 EAST VIRGINIA PLACE        AURORA                   CO    80012
   24    BS34       106149040    KALIRAE JASBIR S              5300 SOUTH 336TH STREET          AUBURN                   WA    98001
   24    BS34       106149145    LUTZ JERRY L                  2801 PASCOE LANE                 NAMPA                    ID    83686
   24    BS34       106149197    KOLISEK MIROSLAV J            4719 WEST TARO LANE              GLENDALE                 AZ    85308
   24    BS34       106149254    HILLER SCOTT                  318 HILL STREET                  SAN FRANCISCO            CA    94114
   24    BS34       106149264    LAGERSTEDT DOROTHY L          19920 LITTLE BEAR CREEK RO       WOODINVILLE              WA    98072
   24    BS34       106149275    POWELL EUGENE                 2717 GLEN AMADOR COURT           SAN JOSE                 CA    95148
   24    BS34       106149297    GONZALEZ PEDRO A              4414 GIBB ROAD SOUTHWEST         ALBUQUERQUE              NM    87105
   24    BS34       106149461    SOMTOA VANTY                  24311 21ST AVENUE SOUTH          DES MOINES               WA    98198
   35    BS34       106149496    VELSOR CURTIS F JR            37 QUINCY AVENUE                 BAYVILLE                 NY    11709
   24    BS34       106149530    CARRILLO RICHARD E            4076 SE HEMLOCK STREET           HILLSBORO                OR    97123
   24    BS34       106149635    COLLINS JO ANNE               1875 OAKES DRIVE                 AKRON                    OH    44312
   24    BS34       106149660    MILLER STAN L                 1806 EAST MAIN STREET            MEDFORD                  OR    97504
   24    BS34       106149708    ORTEGA ANGELA G               4314 WEST LIBBY STREET           GLENDALE                 AZ    85308
   24    BS34       106149769    SELTZER JACKLYN               2629 BONNIEBROOK DRIVE           STOCKTON                 CA    95206
   24    BS34       106149799    ROBINSON HAROLD               7893 SOUTH ARGONNE COURT         AURORA                   CO    80016
   24    BS34       106149901    LEWIS AMLIE C                 545 TOWERGATE PLACE              ATLANTA                  GA    30350
   24    BS34       106149999    SCHWARTZ EMANUEL J            8887 EAST PALM TREE DRIVE        SCOTTSDALE               AZ    85255
   24    BS34       106150082    THORPE GREGORY W              85 HOMESTEAD ROAD                DIVIDE                   CO    80814
   24    BS34       106150116    CREAN NANCY J                 14129 TIMOTHY DRIVE              ORLAND PARK              IL    60462
   24    BS34       106150281    SHURTLIFF MICHAEL P           1002 WEST RIVERWALK DRIVE        RIVERTON                 UT    84065
   24    BS34       106150283    MAXWELL KENNETH P             4515 & 4515 A 18TH STREET        SAN FRANCISCO            CA    94114
   24    BS34       106150285    BANDA STEPHEN M               1106 NORTH REES ROAD             SPOKANE                  WA    99216
   24    BS34       106150321    GARRELTS LARRY R              2582 EAST PINEWOOD LANE          LAYTON                   UT    84040
   24    BS34       106150333    HUNT MICHAEL D                422 IOWA AVENUE                  COLORADO SPRINGS         CO    80909
   24    BS34       106150488    WINNETT JOHNIE J              87 JUNCTION CIRCLE               FLORISSANT               CO    80816
   35    BS34       106150504    KUTCH ROBERT J                258 WEST 15TH STREET             DEER PARK                NY    11729
   24    BS34       106150535    DOBRY BRIAN R                 835 BLANCHARD ST                 DOWNERS GROVE            IL    60516
   24    BS34       106150591    VERSTEEG VIRGIL L             2031 SOUTH LANSING COURT         AURORA                   CO    80014
   24    BS34       106150704    CHRISTENSEN CLYDE C           212 SOUTH COLEMAN                TOOELE                   UT    84074
   24    BS34       106150706    BERUMEN MARK                  8438 W ROMA AVENUE               PHOENIX                  AZ    85037
   24    BS34       106150715    DIAZ RUTILO                   1009 MODRED STREET               LAFAYETTE                CO    80026
   24    BS34       106150745    ERICKSON JODY A               420 MAIN STREET NW               ELK RIVER                MN    55330
   24    BS34       106150774    ZAHNER PHYLLIS E              1642 ORCHARD VIEW DRIVE          SAN JOSE                 CA    95124
   24    BS34       106150799    GREGG KENNETH N               5525 WHIMSICAL DRIVE             COLORADO SPRINGS         CO    80917
   24    BS34       106150804    NAJAR ANDREW G                741 CHEROKEE DRIVE SW            RIO RANCHO               NM    87124
   24    BS34       106150806    HARRISON ARTHUR D JR          11621 8TH STREET EAST            PUYALLUP                 WA    98372
   24    BS34       106150809    WEEBER PAUL J                 2625 SOUTHWEST 337TH STREE       FEDERAL WAY              WA    98023
   24    BS34       106150840    SPECTOR NEIL A                5825 SOUTH GRANT STREET          HINSDALE                 IL    60521
   24    BS34       106150921    HOUSE MICHAEL S               2211 NORTH WOOD AVENUE           COLORADO SPRINGS         CO    80907
   24    BS34       106150955    BRODY MARY                    24060 SUMMIT WOODS DRIVE         LOS GATOS                CA    95030
   24    BS34       106150960    BILLINGS ARTHUR W III         1267 EAST 830 SOUTH              PLEASANT GROVE           UT    84062
   24    BS34       106151050    YOUNG HELEN L                 4147 EAST MILTON DRIVE           CAVE CREEK               AZ    85331
   24    BS34       106151067    TABB STEPHEN A                7901 SOUTH VINCENNES WAY         ENGLEWOOD                CO    80112
   31    BS34       106151071    JIMENEZ CONSTANCE A           1451 HARRY WRIGHT BOULEVAR       MANCHESTER TOWNSHIP      NJ    08759
   31    BS34       106151073    PARMAR ROBERT                 772 46TH ST                      BROOKLYN                 NY    11220
   24    BS34       106151106    RUFF BRYAN E                  173 DELORES STREET               OSWEGO                   IL    60543
   24    BS34       106151128    WONG BRUCE                    2188 IMPERIAL LANE               SUPERIOR                 CO    80027
   24    BS34       106151132    CATHCART STEVEN R             2890 FOXEN CANYON ROAD           LOS OLIVOS               CA    93441
   24    BS34       106151148    KROB JAMES A                  3605 EAST AGAVE ROAD             PHOENIX                  AZ    85044
   24    BS34       106151157    ANDERSON CARL M               6327 SOUTH HOPI CIRCLE           WEST JORDAN              UT    84084
   24    BS34       106151162    TAPPAN JEROME                 4124 GLENFIELD CIRCLE            LAS VEGAS                NV    89129
   24    BS34       106151163    TERRY MICHAEL W               6646 EAST BARWICK DRIVE          CAVE CREEK               AZ    85331
   24    BS34       106151169    SEDARES JAMES L               10315 EAST BELLA VISTA DRI       SCOTTSDALE               AZ    85258
   24    BS34       106151277    ROBERSON LAUREL D             9720 GARWOOD STREET              LITTLETON                CO    80125
   24    BS34       106151285    ERNST RICHARD J               33817 74TH AVENUE SOUTH          ROY                      WA    98580
   24    BS34       106151336    ZAHN ROGER A                  5975 RIDGE ROAD                  SHOREWOOD                MN    55331
   24    BS34       106151375    MCGLOCHLIN SCOTT C            497 EAST WILLOW HAVEN COVE       DRAPER                   UT    84020
   24    BS34       106151387    KEATON JOSEPH M               7874 SW BAYBERRY DRIVE           ALOHA                    OR    97007
   24    BS34       106151401    MUZZO PEDRO                   28223 WEST FOOTHILL ROAD         CASTAIC                  CA    91384

                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106145307            11,553.00         11,387.03    05/23/97    04/23/12    175.69    09/23/97     74.9     15.350          164.47
 106145657            52,750.00         52,750.00    06/14/97    05/14/17    236.38    08/14/97     84.9     12.750          608.64
 106146767            19,000.00         19,000.00    09/01/97    08/01/12    179.00    09/01/97     62.9     13.990          224.98
 106147227            19,000.00         18,962.68    07/01/97    06/01/12    177.00    09/01/97     75.4     12.200          230.48
 106147873            25,000.00         24,996.27    08/07/97    07/07/12    178.16    09/07/97     42.2     11.350          244.72
 106148430            42,000.00         42,000.00    07/20/97    06/20/12    177.60    09/20/97     80.0     14.625          518.50
 106148567            40,000.00         40,000.00    09/01/97    08/01/17    239.00    09/01/97     75.4     11.000          412.88
 106148582            66,400.00         66,400.00    08/07/97    07/07/12    178.16    09/07/97     79.9     11.750          670.25
 106148726            35,476.00         35,476.00    09/01/97    08/01/12    179.00    09/01/97     79.8     10.050          312.64
 106149040            40,000.00         39,847.28    09/01/97    08/01/12    179.00    10/01/97     48.8     11.250          460.94
 106149145            47,605.00         47,605.00    09/01/97    08/01/12    179.00    09/01/97     79.9     13.000          526.61
 106149197            16,362.00         16,293.82    07/25/97    06/25/12    177.76    09/25/97     84.8     11.500          191.14
 106149254            45,000.00         45,000.00    08/01/97    07/01/12    178.00    09/01/97     85.0     13.450          513.67
 106149264            16,200.00         16,122.43    08/01/97    07/01/12    178.00    09/01/97     52.9     12.450          199.14
 106149275            34,678.00         34,678.00    09/01/97    08/01/12    179.00    09/01/97     89.8     12.050          417.31
 106149297            14,394.00         14,394.00    09/01/97    08/01/12    179.00    09/01/97     77.2     14.000          191.69
 106149461            35,600.00         35,600.00    09/01/97    08/01/12    179.00    09/01/97     84.4     12.000          427.26
 106149496            34,000.00         34,000.00    08/07/97    07/07/12    178.16    09/07/97     69.5     12.990          429.96
 106149530            28,900.00         28,753.40    09/01/97    08/01/17    239.00    10/01/97     80.2     11.900          316.20
 106149635            40,000.00         39,956.77    08/09/97    07/09/27    358.22    09/09/97     84.6     12.000          411.45
 106149660            53,250.00         53,250.00    09/01/97    08/01/12    179.00    09/01/97     85.0     12.750          665.01
 106149708            23,200.00         23,044.80    09/01/97    08/01/12    179.00    10/01/97     89.9     11.550          271.76
 106149769            40,000.00         39,900.75    08/01/97    07/01/12    178.00    10/01/97     73.2     11.550          397.64
 106149799           110,286.00        110,286.00    09/01/97    08/01/12    179.00    09/01/97     80.0     14.250        1,328.60
 106149901            19,700.00         19,700.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.650          244.73
 106149999            22,600.00         22,600.00    09/01/97    08/01/12    179.00    09/01/97     79.4     13.000          285.94
 106150082            70,253.00         70,253.00    09/01/97    08/01/12    179.00    09/01/97     89.7     11.800          711.83
 106150116            67,400.00         67,400.00    08/01/97    07/01/17    238.00    09/01/97     89.9     11.200          704.89
 106150281            24,500.00         24,500.00    08/01/97    07/01/12    178.00    09/01/97     84.9     12.500          301.97
 106150283            40,500.00         40,206.57    08/01/97    07/01/12    178.00    10/01/97     84.9     12.250          424.40
 106150285            20,000.00         19,890.11    09/01/97    08/01/17    239.00    10/01/97     84.8     12.250          223.71
 106150321           140,000.00        140,000.00    09/01/97    08/01/12    179.00    09/01/97     77.6     12.000        1,440.06
 106150333            44,500.00         44,329.27    09/01/97    08/01/12    179.00    10/01/97     76.2     11.000          423.78
 106150488            26,270.00         26,188.03    09/01/97    08/01/12    179.00    10/01/97     89.9     12.050          316.13
 106150504            49,600.00         49,543.01    08/01/97    07/01/17    238.00    09/01/97     83.4     11.990          545.79
 106150535            32,000.00         31,994.66    08/08/97    07/08/12    178.19    09/08/97     79.4     11.150          308.38
 106150591            23,500.00         23,500.00    09/01/97    08/01/12    179.00    09/01/97     84.9     12.250          246.26
 106150704            35,662.00         35,611.14    09/01/97    08/01/12    179.00    10/01/97     79.9     12.500          380.61
 106150706            12,700.00         12,700.00    08/01/97    07/01/12    178.00    09/01/97     79.9     14.250          171.27
 106150715            24,700.00         24,700.00    09/01/97    08/01/12    179.00    09/01/97     84.7     11.300          285.41
 106150745            11,100.00         11,100.00    08/15/97    07/15/27    358.42    09/15/97     84.9     12.900          121.92
 106150774            39,000.00         39,000.00    09/01/97    08/01/12    179.00    09/01/97     84.0     12.450          414.72
 106150799            25,033.00         25,033.00    09/01/97    08/01/17    239.00    09/01/97     79.2     14.250          315.85
 106150804            22,000.00         22,000.00    09/01/97    08/01/12    179.00    09/01/97     83.7     10.800          247.30
 106150806            25,000.00         25,000.00    09/01/97    08/01/12    179.00    09/01/97     79.0     12.500          308.13
 106150809            20,000.00         20,000.00    09/01/97    08/01/12    179.00    09/01/97     65.1     11.600          199.59
 106150840            70,000.00         70,000.00    08/16/97    07/16/17    238.45    09/16/97     72.5     13.750          857.78
 106150921           100,000.00        100,000.00    09/01/97    08/01/12    179.00    09/01/97     63.2     10.950          948.55
 106150955           122,917.00        122,917.00    09/01/97    08/01/12    179.00    09/01/97     80.0     13.350        1,393.41
 106150960            20,963.00         20,890.03    09/01/97    08/01/12    179.00    10/01/97     85.0     12.500          223.73
 106151050            31,600.00         31,502.19    09/01/97    08/01/12    179.00    10/01/97     83.4     12.500          389.48
 106151067            26,937.00         26,937.00    09/01/97    08/01/12    179.00    09/01/97     85.0      9.990          236.19
 106151071            28,400.00         28,400.00    10/01/97    08/09/17    240.00    10/01/97     85.0     13.250          311.79
 106151073            17,900.00         17,900.00    10/01/97    08/28/02     60.00    10/01/97     69.9     10.875          358.13
 106151106            23,600.00         23,478.85    08/14/97    07/14/12    178.39    09/14/97     74.9     12.500          290.88
 106151128            70,000.00         68,977.26    08/01/97    07/01/12    178.00    09/01/97     71.5     10.750          653.44
 106151132            65,000.00         65,000.00    09/01/97    08/01/12    179.00    09/01/97     88.0     10.150          577.64
 106151148            25,000.00         24,978.25    08/01/97    07/01/12    178.00    09/01/97     87.2     12.750          271.67
 106151157            20,383.00         20,383.00    09/01/97    08/01/12    179.00    09/01/97     90.0     11.550          238.76
 106151162            30,000.00         30,000.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.800          356.20
 106151163           150,000.00        150,000.00    09/01/97    08/01/12    179.00    09/01/97     72.1     11.250        1,456.89
 106151169            49,500.00         49,500.00    09/01/97    08/01/12    179.00    09/01/97     83.0     12.250          602.07
 106151277            27,000.00         27,000.00    08/01/97    07/01/12    178.00    09/01/97     77.1     10.300          295.12
 106151285            60,000.00         59,687.04    09/01/97    08/01/12    179.00    10/01/97     79.9     13.500          778.99
 106151336           175,500.00        175,500.00    08/01/97    07/01/12    178.00    09/01/97     74.9     13.100        1,955.11
 106151375            30,000.00         29,846.58    09/01/97    08/01/12    179.00    10/01/97     87.8     12.500          320.18
 106151387            52,200.00         52,200.00    09/01/97    08/01/12    179.00    09/01/97     85.0     13.050          579.48
 106151401            16,940.00         16,940.00    09/01/97    08/01/12    179.00    09/01/97     76.7     13.350          218.25

                                                                                                                    Page 22 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   24    BS34       106151423    PUGH TONY                     1430 KEELE DRIVE                 CARPENTERSVILLE          IL    60110
   24    BS34       106151455    RUUD ERIC I                   9937 SW 60TH AVENUE              PORTLAND                 OR    97219
   24    BS34       106151474    ABEYTA PAUL R                 1240 EAST 2ND STREET             LOVELAND                 CO    80537
   24    BS34       106151498    HAMILTON WILLIAM F            3280 WEST 55TH AVENUE            DENVER                   CO    80221
   31    BS34       106151516    ANDERSON BRIAN R              1273 WOOD DUCK TRAIL             SHAKOPEE                 MN    55379
   24    BS34       106151552    ASANI RESIT                   6321 N OAKLEY AVE                CHICAGO                  IL    60659
   24    BS34       106151578    MINER RICHARD LEE             2205 ZANG STREET                 GOLDEN                   CO    80401
   24    BS34       106151637    MARRONE ELIZABETH M           2601 JONQUIL LANE                WOODRIDGE                IL    60517
   24    BS34       106151697    CALHOUN ROBERT D              22120 NORTHEAST 27TH PLACE       REDMOND                  WA    98053
   24    BS34       106151705    TOMPKINS ARTHUR F III         4520 VALENCIA CIRCLE             COLORADO SPRINGS         CO    80917
   24    BS34       106151712    BERG CLINT J II               10610 S TANTAU AVENUE            CUPERTINO                CA    95014
   24    BS34       106151727    BARNHART FRED P III           1012 176TH AVENUE NORTHEAS       BELLEVUE                 WA    98008
   24    BS34       106151729    HERMANN MICHAEL R             13380 WEST 69TH PLACE            ARVADA                   CO    80004
   24    BS34       106151744    SMITH S                       660 SOUTH CANYON DRIVE           SPRINGVILLE              UT    84663
   24    BS34       106151751    LOGAN KAY L                   5652 SOUTH WHITEWOOD DRIVE       TAYLORSVILLE             UT    84118
   24    BS34       106151772    CONFER JAMES A                235 WESTPORT DRIVE               JOLIET                   IL    60431
   24    BS34       106151806    CLARK DONALD B                2333 WEST 4150 SOUTH             TAYLORSVILLE             UT    84119
   24    BS34       106151829    WILSON SUSAN C                797 EAST CHELSEA DRIVE           BOUNTIFUL                UT    84010
   24    BS34       106151844    ALVAREZ RITA                  4200 WEST 94TH AVENUE            WESTMINSTER              CO    80030
   24    BS34       106151845    GUINN MICHELLE D              7216 NE RODNEY AVENUE            PORTLAND                 OR    97211
   24    BS34       106151935    WYCOFF GARY D                 5578 WEST SHADBERRY CIRCLE       WEST JORDAN              UT    84084
   24    BS34       106151944    BLACK ELNONA                  1310 15TH AVENUE                 MILTON                   WA    98354
   24    BS34       106151953    GILLMAN SUSAN K               9424 126TH AVENUE NE             KIRKLAND                 WA    98033
   24    BS34       106151958    CORYELL ROBIN                 114 MODOC PLACE                  MANITOU SPRINGS          CO    80829
   24    BS34       106152039    DOLEZAL DARIN J               1212 SOUTH 124TH STREET          CHANDLER                 AZ    85249
   24    BS34       106152044    CARTER TODD                   1519 NORTH CELIA WAY             LAYTON                   UT    84041
   24    BS34       106152063    BOEHM NEAL A                  3560 WEST UNION AVENUE           ENGLEWOOD                CO    80110
   24    BS34       106152071    FRECHETTE FRANCIS E           18555 RANCH HAND ROAD            PEYTON                   CO    80831
   31    BS34       106152084    PALESTINI ARMAND J            35 PLUMSTEAD ROAD                WASHINGTON TOWNSHIP      NJ    08080
   24    BS34       106152144    LARSEN CHAD B                 3861 DEBORAH DRIVE               WEST JORDAN              UT    84088
   24    BS34       106152158    BADER CARL H                  1358 WEST NIDO AVENUE            MESA                     AZ    85202
   24    BS34       106152180    PATTERSON CHARLES B           910 HARTELL DRIVE                COLORADO SPRINGS         CO    80911
   24    BS34       106152195    SCHROEDER JAMES M             12928 SOUTH 2200 WEST            RIVERTON                 UT    84065
   24    BS34       106152200    FRANKE SHAWN M                1117 WINDSLOW CIRCLE             CRYSTAL LAKE             IL    60014
   24    BS34       106152280    RHODES ROBERT E               25105 SE TREEHILL LANE           GRESHAM                  OR    97030
   24    BS34       106152302    KIEFT KERRY B                 3453 EAST LAKE DRIVE             LITTLETON                CO    80121
   24    BS34       106152310    KEMPTON GUY L                 2629 NORTH 225 WEST              SUNSET                   UT    84015
   24    BS34       106152313    NEWBY GEORGE M                3828 SOUTH FRASER STREET         AURORA                   CO    80014
   24    BS34       106152326    QUAIN DONALD H                8656 SOUTH 4950 WEST             WEST JORDAN              UT    84088
   24    BS34       106152330    WARD RICHARD A                205 WEST STERLING DRIVE          BOUNTIFUL                UT    84010
   24    BS34       106152486    TRUJILLO JOHN A SR            5490 WEST 10TH AVENUE            LAKEWOOD                 CO    80214
   24    BS34       106152504    BAILEY HENRY C JR             170 PAWNEE TRAIL                 CASTLE ROCK              CO    80104
   24    BS34       106152505    HARRIS GREGORY                2225 S PALM SPRINGS DRIVE        TUCSON                   AZ    85710
   24    BS34       106152580    PAPPAS DAVID J                10142 SOUTH 6000 WEST            PAYSON                   UT    84651
   24    BS34       106152599    TONNING BRUCE W               10420 NORTHEAST 200TH STRE       BOTHELL                  WA    98011
   24    BS34       106152605    SKALSKY DONALD L              2305 CLARKSON DRIVE              COLORADO SPRINGS         CO    80909
   24    BS34       106152706    KENDRICK MICKEY J             7405 WEST 34TH AVENUE            WHEATRIDGE               CO    80033
   24    BS34       106152709    WICHMAN BYRON L               2511 CARLSBAD DRIVE              COLORADO SPRINGS         CO    80910
   24    BS34       106152784    RASH MARGARET A               18059 EAST PACIFIC PLACE         AURORA                   CO    80013
   24    BS34       106152785    HARDING LINDA E               813 WEST 1395 NORTH              CENTERVILLE              UT    84014
   24    BS34       106152786    ATAATA OKUSI                  3094 WEST 8565 SOUTH             WEST JORDAN              UT    84088
   24    BS34       106152899    STEDMAN DOUGLAS C             15615 EAST QUEEN CREEK ROA       GILBERT                  AZ    85296
   24    BS34       106152923    MCADOO AUGUSTINE              15726 SOUTH MADISON              DOLTON                   IL    60409
   24    BS34       106152985    KINDER TROY D                 3618 WEST DESERT FOX CIRCL       TAYLORSVILLE             UT    84118
   24    BS34       106153027    DIZONNO VITO N                2108 77TH COURT                  ELMWOOD PARK             IL    60707
   24    BS34       106153104    ROBLES RAMIRO                 2096 SOUTH KING STREET           DENVER                   CO    80219
   24    BS34       106153217    PETERSON WESTON M             1166 EAST 4875 SOUTH             OGDEN                    UT    84403
   24    BS34       106153534    SPATHIS GEORGE                1643 LONGVALLEY DRIVE            NORTHBROOK               IL    60062
                    -------------------------------------------
                          126    Sale Total
                          126    Total with Banco Santander


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 106151423            14,600.00         14,600.00    08/07/97    07/07/12    178.16    09/07/97     89.9     11.800          173.35
 106151455            32,000.00         32,000.00    09/01/97    08/01/12    179.00    09/01/97     79.1     10.150          284.38
 106151474            57,093.00         57,093.00    09/01/97    08/01/12    179.00    09/01/97     84.8     12.000          685.21
 106151498            52,455.00         51,935.52    09/01/97    08/01/12    179.00    10/01/97     60.0     10.500          579.84
 106151516            32,400.00         32,400.00    10/01/97    08/10/16    228.00    10/01/97     89.9     12.525          344.41
 106151552            18,900.00         18,857.73    08/02/97    07/02/12    177.99    10/02/97     79.7     14.350          229.19
 106151578            40,500.00         40,500.00    09/01/97    08/01/12    179.00    09/01/97     79.0     11.250          466.70
 106151637            32,200.00         32,127.82    08/18/97    07/18/17    238.52    09/18/97     84.2     10.150          313.94
 106151697           151,680.00        151,680.00    09/01/97    08/01/12    179.00    09/01/97     79.9     12.150        1,577.74
 106151705            33,000.00         33,000.00    09/01/97    08/01/12    179.00    09/01/97     79.3     14.000          391.01
 106151712            30,066.00         29,892.85    09/01/97    08/01/12    179.00    10/01/97     80.4     11.300          347.41
 106151727            64,000.00         64,000.00    09/01/97    08/01/12    179.00    09/01/97     69.6     10.750          597.43
 106151729            34,502.00         34,502.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.800          409.65
 106151744            33,828.00         33,828.00    09/01/97    08/01/12    179.00    09/01/97     90.0     12.100          350.57
 106151751            30,185.00         30,179.37    08/07/97    07/07/12    178.16    09/07/97     87.2     13.000          381.91
 106151772            25,000.00         24,856.83    08/16/97    07/16/12    178.45    09/16/97     89.5     11.800          253.31
 106151806            10,880.00         10,880.00    09/01/97    08/01/12    179.00    09/01/97     80.0     15.150          138.88
 106151829            92,000.00         92,000.00    09/01/97    08/01/12    179.00    09/01/97     79.8     11.250          893.56
 106151844            21,690.00         21,690.00    09/01/97    08/01/12    179.00    09/01/97     90.0     10.150          235.08
 106151845            12,309.00         12,309.00    09/01/97    08/01/12    179.00    09/01/97     70.0     11.850          125.19
 106151935            15,200.00         15,023.94    08/01/97    07/01/12    178.00    11/01/97     82.6     12.500          162.22
 106151944            60,000.00         60,000.00    09/01/97    08/01/12    179.00    09/01/97     89.5     11.300          693.30
 106151953            99,518.00         99,518.00    09/01/97    08/01/12    179.00    09/01/97     84.7     12.500        1,062.11
 106151958            25,000.00         25,000.00    09/01/97    08/01/12    179.00    09/01/97     61.9     11.350          244.72
 106152039            49,000.00         49,000.00    09/01/97    08/01/12    179.00    09/01/97     74.8     11.000          556.93
 106152044            15,283.00         15,271.83    09/01/97    08/01/12    179.00    10/01/97     84.9     13.200          171.45
 106152063            15,000.00         15,000.00    09/01/97    08/01/12    179.00    09/01/97     72.0      9.900          130.53
 106152071            29,000.00         28,875.80    09/01/97    08/01/12    179.00    10/01/97     80.1     10.150          314.30
 106152084            15,200.00         15,200.00    10/01/97    08/15/12    180.00    10/01/97     77.7     12.875          176.35
 106152144            17,765.00         17,765.00    07/24/97    06/24/12    177.73    08/24/97     89.9     13.000          224.77
 106152158            33,000.00         33,000.00    09/01/97    08/01/12    179.00    09/01/97     88.4     11.850          335.64
 106152180            13,500.00         13,472.60    09/01/97    08/01/12    179.00    10/01/97     89.3     11.550          134.20
 106152195            30,300.00         30,300.00    08/02/97    07/02/12    177.99    09/02/97     78.7     12.950          333.99
 106152200            17,000.00         16,984.86    08/17/97    07/17/12    178.49    09/17/97     89.9     11.800          201.85
 106152280            73,200.00         73,035.79    09/01/97    08/01/12    179.00    10/01/97     68.9     10.500          669.59
 106152302            50,000.00         49,896.65    09/01/97    08/01/12    179.00    10/01/97     84.7     12.000          514.31
 106152310            42,465.00         42,406.46    09/01/97    08/01/12    179.00    10/01/97     84.9     10.150          377.38
 106152313            15,435.00         15,435.00    09/01/97    08/01/17    239.00    09/01/97     90.0     11.300          162.48
 106152326            38,600.00         38,543.92    08/01/97    07/01/12    178.00    10/01/97     81.0     13.750          449.73
 106152330           116,500.00        116,500.00    08/01/97    07/01/12    178.00    09/01/97     84.9     13.550        1,338.99
 106152486            40,965.00         40,965.00    09/01/97    08/01/17    239.00    09/01/97     84.8     12.000          451.06
 106152504           150,000.00        150,000.00    09/01/97    08/01/12    179.00    09/01/97     68.7     10.500        1,658.10
 106152505            21,850.00         21,743.00    09/01/97    08/01/12    179.00    10/01/97     84.8     12.400          231.50
 106152580            21,750.00         21,750.00    09/01/97    08/01/12    179.00    09/01/97     75.0     13.100          242.30
 106152599            49,850.00         49,850.00    09/01/97    08/01/12    179.00    09/01/97     77.4     13.350          565.11
 106152605            17,417.00         17,417.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.550          204.02
 106152706            15,000.00         15,000.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.800          151.99
 106152709            11,000.00         11,000.00    09/01/97    08/01/12    179.00    09/01/97     89.1     11.300          127.11
 106152784            46,671.00         46,671.00    09/01/97    08/01/17    239.00    09/01/97     90.0     11.300          491.30
 106152785            26,105.00         26,105.00    08/07/97    07/07/17    238.16    09/07/97     89.9     12.600          298.43
 106152786            11,000.00         11,000.00    08/02/97    07/02/12    177.99    09/02/97     80.2     13.600          143.55
 106152899            67,000.00         67,000.00    09/01/97    08/01/17    239.00    09/01/97     79.9     13.000          784.96
 106152923            21,200.00         21,192.08    08/22/97    07/22/12    178.65    09/22/97     80.0     14.000          251.19
 106152985            19,577.00         19,577.00    09/01/97    08/01/12    179.00    09/01/97     90.0     12.350          206.66
 106153027            37,000.00         37,000.00    08/22/97    07/22/17    238.65    09/22/97     74.9     11.150          385.69
 106153104            14,025.00         14,025.00    09/01/97    08/01/12    179.00    09/01/97     90.0     11.300          136.75
 106153217            44,562.00         44,457.44    09/01/97    08/01/12    179.00    10/01/97     89.8     11.550          442.99
 106153534            70,000.00         70,000.00    08/25/97    07/25/12    178.75    08/25/97     74.0     11.850          711.96
 ----------------------------------------------------                        ------                 -------------------------------
       126         5,175,738.00      5,170,304.71                            187.90                 79.6     12.070       56,590.62
       126         5,175,738.00      5,170,304.71                            187.90                 79.6     12.070       56,590.62

                                                                                                                    Page 23 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   26    26         800020117    HARDAWAY JAMES                8313 GIBBONS DR                  FORT WASHINGTON          MD    20744
   26    26         800045155    MOSSERI DAVID V               1618 EAST 3RD STREET             BROOKLYN                 NY    11230
   26    26         800071615    VASELL KARL                   2219 GLEASON AVE                 BRONX                    NY    10462
   26    26         800075566    TENALIO RAY F JR              220 S 13TH ST                    HARRISBURG               PA    17104
   26    26         800138703    CURRY WILLIAM ROLAND          3707 7TH AVE                     EDGEWATER                MD    21037
   26    26         800145088    SANG CAROLE                   13044 226TH ST                   LAURELTON                NY    11413
   26    26         800154478    GRAVES ROBERT                 806 BULLOCK AVENUE               YEADON                   PA    19050
   26    26         800155798    ROBERTS KIETH                 144 50 223RD STREET              QUEENS                   NY    11413
   26    26         800159055    BAJROVIC ALIM                 2527 CHESTNUT AVE                STATEN ISLAND            NY    10305
   26    26         800171704    PANDICH ROBERTA J             28 GLENWOOD AVE                  BINGHAMTON               NY    13905
   26    26         800172264    DONES JOSE                    25 MARION COURT                  BELLEVILLE               NJ    07109
   26    26         800173106    DOMAN JON-KEN                 14 OAKVIEW DRIVE                 STRASBURG                PA    17579
   26    26         800175614    TASSI LINDA KESNER-           5255 ADAMS ROAD                  DELRAY BEACH             FL    33484
   26    26         800178857    PHILLIPS AARON C              106 GREENFIELD DRIVE             CUMMING                  GA    30130
   26    26         800179103    MOSKAL JANINA                 109 SHORE ROAD                   GLEN COVE                NY    11542
   26    26         800182206    HANEY BRENDA C                2038 EAST CHEROKEE DRIVE         WOODSTOCK                GA    30188
   26    26         800182800    SANDERS TOMMY LEE             117 26TH STREET NORTH            ST PETERSBURG            FL    33713
   26    26         800184251    KISH RICHARD A                328 E NORTH LN                   CONSHOHOCKEN             PA    19428
   26    26         800187056    BILLINGSLEY DEAN B            141 MARRANO                      DEPEW                    NY    14043
   26    26         800193310    MANNING JANE E                1753 CHESTNUT RIDGE              CHITTENANGO              NY    13037
   26    26         800194029    RIDGEL VICTOR W               16801 STANZA CT                  TAMPA                    FL    33624
   26    26         800195679    SODEL HERBERT A               1000 E RAILROAD AVE              BOCA GRANDE              FL    33921
   26    26         800196248    STAFFORD TERRY                186 BUCKHALTEN RD                SAVANNAH                 GA    31405
   26    26         800196891    SMITH JAMES A                 360 ROUTE                        HEATHSVILLE              VA    22473
   26    26         800197246    KISH RICHARD A                43-45 WEST MAIN STREET           GIRARDVILLE              PA    17935
   26    26         800197436    SINGH SURAGPAUL               42 MCMULLEN AVE                  WETHERSFIELD             CT    06109
   26    26         800197725    RAMKISSOON KENNETH E          104 57 112 STREET                RICHMOND HILL            NY    11419
   26    26         800198087    TRIVEDI MAHENDRA C            142-07 CHERRY AVENUE             FLUSHING                 NY    11355
   26    26         800199192    CHANDLER ARNOLD A             7 GREEN COURT                    NEWARK                   DE    19702
   26    26         800201089    DELIA DIANE                   3675 HOWARD LANE                 WANTAGH                  NY    11793
   26    26         800201980    CASSIN MARK L                 15 SUNSET ROAD                   NORTH HAVEN              NY    11963
   26    26         800202657    CLEMMINGS EVERTON             2 PILLING ST                     BROOKLYN                 NY    11224
   26    26         800203085    CESTARO SAM W                 71 OZONE ST                      MANORVILLE               NY    11949
   26    26         800203697    SIZEMORE CYNTHIA KUNTZE       4200 PIEDMONT RD                 PENSACOLA                FL    32503
   26    26         800205254    HAFNER KENNETH S              3151 ANNAPOLIS AVENUE            PITTSBURGH               PA    15216
   26    26         800205320    MAZZOLA FRANK D               33 MALLORY AVE                   STATEN ISLAND            NY    10305
   26    26         800206104    HITCHCOCK DAVID A             1927 SCHARMAN ROAD               ORISKANY FALLS           NY    13425
   26    26         800206450    FRANTZ PHILLIP A              112 LANGLEY SQUARE               LANCASTER                PA    17603
   26    26         800206815    BERTELS DONALD E.             4112 WOODSVILLE DRIVE            NEW PORT RICHEY          FL    34652
   26    26         800207714    SINGH SOORAT                  8925 85TH STREET                 WOODHAVEN                NY    11421
   26    26         800208159    BETHAM THERESA R              3129 SOUTH 13TH STREET           PHILADELPHIA             PA    19148
   26    26         800209264    THOMAS VIRGINIA               4102 11TH AVENUE SOUTH           ST PETERSBURG            FL    33711
   26    26         800209694    PIZIK BARRY L                 13211 SOUTHWEST 8TH STREET       DAVIE                    FL    33325
   26    26         800209785    PAUL CLYDE W                  431 B GRANITE QUARRY RD          NEW CUMBERLAND           PA    17070
   26    26         800210296    DOUGHERTY RICHARD A           38 GIBBS AVENUE                  SOMERS POINT             NJ    08244
   26    26         800210486    YARKO GARY M                  1123 FOURTH STREET               NORTH CATASAUQUA         PA    18032
   26    26         800210569    BINNS BERTELLE                659 PARK PLACE                   BROOKLYN                 NY    11216
   26    26         800210775    CHRISTIE EMMA M               3806 BETHEL ROAD                 BOOTHWYN                 PA    19061
   26    26         800211252    BUTLER ANDREA                 1610 LINCOLN PLACE               BROOKLYN                 NY    11233
   26    26         800212417    YEKEL DANIEL F                1107 FREDONIA STREET             PITTSBURGH               PA    15220
   26    26         800212581    MERCHAN GERARDO               46 ROBINWOOD DRIVE               MASTIC BEACH             NY    11951
   26    26         800212607    OATES REV BERNAR D            715 MARSHA DRIVE                 NEPTUNE                  NJ    07753
   26    26         800213365    KING GARY H                   65 SOUTH LINE STREET             FRACKVILLE               PA    17931
   26    26         800213746    MALIA FRANK C                 202 HAMILTON AVENUE              BETHLEHEM                PA    18017
   26    26         800214082    ALLEN GARY M                  19 GLORIA STREET                 WINDSOR                  CT    06095
   26    26         800215014    MCKENNA JAMES M               18 SPRING ST                     MANSFIELD                MA    02048
   26    26         800215022    MCAULIFFE EDWARD              3638 STATE HIGHWAY 30            GLOVERSVILLE             NY    12078
   26    26         800215394    KALMAN SAMUEL J               964 MATTHEWS DRIVE               MACON                    GA    31210
   26    26         800216707    SALINO SHANNON                155 SMITH STREET                 HOLBROOK                 NY    11741
   26    26         800217119    SEIGFREID PRISCILLA           1663 BRITTAIN STREET             BERWICK                  PA    18603
   26    26         800217580    MCKENNEY JAY                  33 NIXON AVENUE                  STATEN ISLAND            NY    10304
   26    26         800217713    WHITE MICHAEL E               2605 NORTHWEST HAILE DEAN        ARCADIA                  FL    34266
   26    26         800218067    BUTLER FLOYD A                713 E 17TH AVE                   MUNHALL                  PA    15120
   26    26         800219511    PARKER FREDERICK              1444 GIPSON STREET               FAR ROCKAWAY             NY    11691
   26    26         800219594    QUINDE LUIS                   37-50 93RD STREET                JACKSON HEIGHTS          NY    11372
   26    26         800219792    GOODWIN RICHARD L             200 HART STREET                  BRISTOL                  CT    06010
   26    26         800219834    ROSENBERG ALLEN               839 DUNE ROAD                    WEST HAMPTON DUNES       NY    11978
   26    26         800220881    CANNON NORRIS                 782 COUNTY ROUTE 2               ACCORD                   NY    12404

                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800020117            34,000.00         32,937.21    01/01/97    12/01/11    171.00    10/01/97     89.7     11.600          399.35
 800045155            45,000.00         44,177.60    01/16/97    12/16/11    171.48    09/16/97     29.5     11.600          528.55
 800071615            25,500.00         25,321.88    02/08/97    01/08/17    232.24    09/08/97     90.0     11.350          269.31
 800075566            25,200.00         25,200.00    01/26/97    12/26/11    171.81    08/26/97     60.0     12.990          278.57
 800138703            36,000.00         35,909.06    04/12/97    03/12/12    174.31    09/12/97     82.5     12.250          377.24
 800145088            70,000.00         69,624.92    04/17/97    03/17/17    234.48    08/17/97     47.9     13.240          832.10
 800154478            30,100.00         30,098.83    07/16/97    06/16/12    177.47    09/16/97     89.9     11.950          360.28
 800155798            75,000.00         74,750.38    08/28/97    07/28/17    238.85    09/28/97     62.5      9.150          682.05
 800159055            77,900.00         77,893.63    07/23/97    06/23/12    177.70    09/23/97     69.9     10.900          735.98
 800171704            43,200.00         43,193.30    07/04/97    06/04/12    177.07    09/04/97     77.1     14.700          535.89
 800172264           125,800.00        125,719.21    05/14/97    04/14/12    175.40    09/14/97     85.0     11.500        1,245.79
 800173106            25,900.00         25,797.76    06/01/97    05/01/12    176.00    09/01/97     90.0     12.200          314.18
 800175614            68,400.00         67,636.45    06/22/97    05/22/12    176.65    10/22/97     90.0     11.550          679.97
 800178857            65,875.00         65,875.00    08/08/97    07/08/17    238.19    09/08/97     85.0     10.550          659.90
 800179103            80,000.00         80,000.00    08/09/97    07/09/12    178.22    09/09/97     68.8     10.990          908.78
 800182206            19,250.00         19,184.49    06/13/97    05/13/12    176.35    09/13/97     84.9     13.750          253.14
 800182800            39,000.00         38,704.42    06/01/97    05/01/12    176.00    09/01/97     70.9     11.850          464.31
 800184251            70,000.00         69,985.04    06/21/97    05/21/12    176.61    08/21/97     58.3     13.300          790.79
 800187056            55,000.00         54,899.41    08/01/97    07/01/12    178.00    10/01/97     64.7     12.450          584.86
 800193310            82,400.00         82,247.76    08/01/97    07/01/12    178.00    10/01/97     80.0     11.950          844.41
 800194029            60,000.00         60,000.00    07/18/97    06/18/12    177.53    08/18/97     80.0     13.100          668.41
 800195679           200,000.00        198,007.03    06/05/97    05/05/27    356.09    09/05/97     27.2     11.125        1,923.57
 800196248            24,660.00         24,523.60    07/18/97    06/18/12    177.53    09/18/97     89.9     14.050          329.24
 800196891            20,000.00         20,000.00    08/03/97    07/03/12    178.03    09/03/97     90.0     11.990          239.90
 800197246            28,275.00         28,268.96    06/23/97    05/23/12    176.68    08/23/97     65.0     13.300          319.42
 800197436            18,664.00         18,555.36    06/23/97    05/23/12    176.68    09/23/97     84.5     13.990          248.44
 800197725            17,200.00         17,200.00    07/18/97    06/18/12    177.53    08/18/97     84.7     13.550          223.88
 800198087            44,396.00         44,352.58    08/28/97    07/28/17    238.85    09/28/97     79.7     13.500          536.03
 800199192            25,500.00         25,386.42    07/18/97    06/18/12    177.53    09/18/97     84.8     12.750          318.45
 800201089            50,000.00         49,977.27    07/27/97    06/27/12    177.83    09/27/97     89.6     12.500          533.63
 800201980            30,000.00         30,000.00    08/01/97    07/01/12    178.00    09/01/97     74.1     13.000          379.57
 800202657           119,000.00        119,000.00    07/17/97    06/17/27    357.50    09/17/97     83.2     12.950        1,311.73
 800203085            44,000.00         44,000.00    07/20/97    06/20/12    177.60    08/20/97     84.5     13.250          563.97
 800203697            93,600.00         93,600.00    07/16/97    06/16/12    177.47    08/16/97     90.0     11.550          930.49
 800205254            19,000.00         19,000.00    06/21/97    05/21/07    116.61    08/21/97     79.4     14.500          300.74
 800205320            31,000.00         30,504.18    06/19/97    05/19/17    236.55    10/19/97     38.7     12.750          357.69
 800206104            72,000.00         71,921.89    08/23/97    07/23/12    178.68    09/23/97     80.0     11.000          685.67
 800206450            21,149.00         21,098.04    07/02/97    06/02/12    177.01    09/02/97     90.0     11.800          251.11
 800206815            44,200.00         44,200.00    08/09/97    07/09/27    358.22    09/09/97     85.0     12.250          463.17
 800207714            20,170.00         19,977.70    07/23/97    06/23/07    117.70    09/23/97     89.9     12.300          292.89
 800208159            25,000.00         25,000.00    08/08/97    07/08/12    178.19    09/08/97     80.3     11.850          297.63
 800209264            35,750.00         35,750.00    07/18/97    06/18/17    237.53    08/18/97     65.0     14.050          445.86
 800209694            41,650.00         41,645.57    07/01/97    06/01/17    237.00    09/01/97     85.0     13.500          502.87
 800209785            65,200.00         64,755.58    07/23/97    06/23/17    237.70    09/23/97     80.0     11.050          675.21
 800210296            70,000.00         69,977.77    07/09/97    06/09/12    177.24    09/09/97     63.6     12.450          744.37
 800210486            91,800.00         91,777.54    06/21/97    05/21/12    176.61    08/21/97     89.1     12.700          994.01
 800210569           162,000.00        162,000.00    08/01/97    07/01/12    178.00    09/01/97     90.0     11.300        1,579.60
 800210775            10,815.00         10,815.00    06/27/97    05/27/17    236.81    08/27/97     80.9     14.800          140.82
 800211252            95,000.00         95,000.00    05/21/97    04/21/12    175.63    08/21/97     50.0     14.375        1,153.88
 800212417            32,800.00         32,768.68    08/16/97    07/16/17    238.45    09/16/97     80.0     13.750          401.93
 800212581            90,100.00         90,063.02    08/02/97    07/02/12    177.99    09/02/97     85.0     12.250          944.15
 800212607            72,750.00         72,719.21    08/02/97    07/02/12    177.99    09/02/97     75.0     12.000          748.32
 800213365            34,000.00         33,947.51    08/07/97    07/07/12    178.16    09/07/97     79.0      9.650          358.12
 800213746            55,000.00         55,000.00    08/01/97    07/01/27    358.00    09/01/97     44.0     10.900          519.63
 800214082            12,550.00         12,550.00    08/28/97    07/28/12    178.85    08/28/97     84.9     13.900          166.29
 800215014            24,200.00         22,649.57    07/23/97    06/23/12    177.70    12/23/97     89.6     13.000          267.70
 800215022            69,700.00         69,700.00    08/02/97    07/02/12    177.99    09/02/97     85.0     12.250          730.38
 800215394            20,500.00         20,428.05    08/23/97    07/23/12    178.68    09/23/97     68.0     11.250          236.23
 800216707           120,000.00        119,912.17    08/15/97    07/15/12    178.42    09/15/97     80.0     13.100        1,336.82
 800217119            44,000.00         44,000.00    08/16/97    07/16/27    358.45    09/16/97     80.0     13.750          512.65
 800217580           214,600.00        214,559.18    08/07/97    07/07/12    178.16    09/07/97     89.4     10.900        2,027.49
 800217713            59,500.00         59,500.00    07/23/97    06/23/17    237.70    08/23/97     85.0     11.750          644.81
 800218067            18,500.00         18,462.52    08/02/97    07/02/12    177.99    09/02/97     85.2     12.650          229.83
 800219511           160,000.00        160,000.00    07/01/97    06/01/12    177.00    09/01/97     79.6     14.850        2,003.93
 800219594            39,000.00         39,000.00    08/08/97    07/08/12    178.19    08/08/97     83.1     11.550          456.83
 800219792            43,931.00         43,574.67    07/02/97    06/02/12    177.01    10/02/97     90.0     12.990          555.55
 800219834           198,750.00        198,380.97    08/02/97    07/02/27    357.99    10/02/97     75.0     11.250        1,930.38
 800220881            72,000.00         72,000.00    07/27/97    06/27/12    177.83    08/27/97     80.0     11.850          732.30

                                                                                                                    Page 24 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   26    26         800221350    CRAWFORD JACQUELINE P         22606 NORTH CAROLINA 902 H       BENNETT                  NC    27208
   26    26         800221483    QUARANDA ANTHONY R            7634 SAILWINDS PASS              PORT RICHEY              FL    34668
   26    26         800222846    HYATT LANCE H                 29 BEECHAM COURT                 OWINGS MILLS             MD    21117
   26    26         800222945    MILLER S PAUL                 2 RD BOX 403A BAKER RD           GRANVILLE                NY    12832
   26    26         800223828    FERREIRA UMBERTO              2332 BEAUMONT AVENUE             BRONX                    NY    10458
   26    26         800224628    DOLAN PATRICK G               553 FOXHURST ROAD                 BALDWIN                 NY    11510
   26    26         800224743    CUFFARO PETER P               517 SYLVAN AVENUE                BAYPORT                  NY    11705
   26    26         800224768    JOYNER GENEVA                 8760 MARY LANE                   JESSUP                   MD    20794
   26    26         800225690    HENRY LINDEN                  308 CORNELIA STREET              BROOKLYN                 NY    11237
   26    26         800225906    YERGEY RUSSELL G.             34 NOXON STREET                  POUGHKEEPSIE             NY    12601
   26    26         800226185    BAYYAT MARSHA K.              7516 ZACHARY LANE                SNOW CAMP                NC    27349
   26    26         800226383    KETTERER KENNETH V            349 ZEIGLER ROAD                 ROCHESTER                PA    15074
   26    26         800226433    BRONSTEIN HILLEL              1080 LYNN PLACE                  WOODMERE                 NY    11598
   26    26         800226474    DIEHL BRUCE J.                155 HEATHCOTE ROAD               NORTH LINDENHURST        NY    11757
   26    26         800226938    DOVALE LEE M                  25 FOREST AVENUE                 DANBURY                  CT    06810
   26    26         800227399    MCVICKER CARLA                143 OTT CIRCLE SOUTHEAST         PORT CHARLOTTE           FL    33952
   26    26         800228611    FULLER DAVID                  4020 ANNELLEN ROAD               BALTIMORE                MD    21215
   26    26         800229536    ZEVOLA ANTHONY J              8607 WESTWOOD DRIVE              PITTSBURGH               PA    15235
   26    26         800230179    THOMPSON MARITZA H            9 WOODLAWN AVENUE                CENTRAL ISLIP            NY    11722
   26    26         800230237    HENNESSEY DEREK               42 NORFELD BLVD                  ELMONT                   NY    11003
   26    26         800230740    LAZARRE YVES                  962 TROY AVE                     BROOKLYN                 NY    11203
   26    26         800230849    LUKASH JOHN M                 373 SUSQUEHANNA AVENUE           EXETER                   PA    18643
   26    26         800231052    HICKS THOMAS DALE             2422 FALCON LANE                 PALM HARBOR              FL    34683
   26    26         800231425    SHEEHY KEVIN                  20770 CARTER ROAD                ESTERO                   FL    33928
   26    26         800231722    FRENCH WAYNE D                901 NORTHWEST 8TH STREET         MULBERRY                 FL    33860
   26    26         800231730    SCORDIANOS GEORGE             18 ELWOOD AVENUE                 HICKSVILLE               NY    11801
   26    26         800231789    OHARA OSCAR                   21 MARION AVENUE                 HARTSDALE                NY    10530
   26    26         800231813    ALLEYNE CUTHBERT A            17 CALUMET DR                    DIX HILLS                NY    11746
   26    26         800232118    ARNETT KAREN                  11-09 30TH DR                     LONG ISLAND CITY        NY    11102
   26    26         800232522    CROMARTIE JEFFREY MARTIN      543 LEXINGTON STREET             DUNEDIN                  FL    34698
   26    26         800232829    CUTE ROBERTA                  143 OAK STREET                   MEDFORD                  NY    11763
   26    26         800232985    CARLIN WILKE PATRICIA         180 SWEET HOLLOW ROAD            MILFORD                  NJ    08848
   26    26         800233009    BLAZIER GUY E                 1129 SAN MARCO DRIVE             LARGO                    FL    34640
   26    26         800234403    YATES LEANN                   1180 62ND PLACE SOUTH            ST PETERSBURG            FL    33705
   26    26         800234635    MAULTSBY DERRICK L            507 AURA DRIVE                   MONROEVILLE              PA    15146
   26    26         800234981    BENJAMIN STEVEN J             125 LINCOLN ROAD EAST            PLAINVIEW                NY    11803
   26    26         800235228    HARRIS JEFFREY S              RR 1 BOX 56A                     MEHOOPANY                PA    18629
   26    26         800235384    GIRMA WOLDE-MARI              4802 RIVER ROAD                  BETHESDA                 MD    20816
   26    26         800235459    RAMOS WILFREDO A              62 BERNON STREET                 PROVIDENCE               RI    02908
   26    26         800235509    CABRALES BENJAMIN             5352 RIDDLE ROAD                 HOLIDAY                  FL    34690
   26    26         800236465    FINNERTY TIMOTHY J            142 MAPLE AVE                    BERKELEY HEIGHTS         NJ    07922
   26    26         800236549    BYRNES CLIFFORD NEIL          108 DRAYTON DRIVE                SUMMERVILLE              SC    29483
   26    26         800237075    AZAM MOHAMMAD                 15 JACOBS PATH                   DIX HILLS                NY    11747
   26    26         800237521    DAVENPORT JONATHAN            13416 STATE ROAD 672             BALM                     FL    33503
   26    26         800237646    KENNEDY LORENZO               394 ROXBORO PLACE                FLORENCE                 SC    29505
   26    26         800237703    BROWN WILLIAM A               RD 2 BOX 228                     PORT ALLEGANY            PA    16743
   26    26         800238065    BLAKE LEE DORA                2621 26TH AVENUE                 TAMPA                    FL    33605
   26    26         800238495    JONES MARY A                  111 MERCER AVENUE                SPRING LAKE              NJ    07762
   26    26         800238933    HEMPFLING PATRICK             843 GALLIMORE DAIRY ROAD         HIGH POINT               NC    27265
   26    26         800239410    HALL BETTY V                  217 CHELSEA AVE                  GLENSIDE                 PA    19038
   26    26         800239824    DESPRES ROBERT                15 BURT ROAD                     WILMINGTON               MA    01887
   26    26         800240053    DADA WAEL                     397 WESTERVELT AVE               STATEN ISLAND            NY    10301
   26    26         800240152    LEGETTE R.J.                  841 RIDGEWAY ROAD                LUGOFF                   SC    29045
   26    26         800240236    MELIUS CHARLES D              36 PERRY LANE                    OXFORD                   CT    06478
   26    26         800240764    RODRIGUEZ OCTAVIO             113 ALGER AVE                    PROVIDENCE               RI    02907
   26    26         800241358    LUTE LLOYD S                  RD 1 BOX 255                     PENN RUN                 PA    15765
   26    26         800242109    FINDLEY HAZEL                 662 EAST 52ND STREET             BROOKLYN                 NY    11203
   26    26         800243198    MAULDIN PAMELA J              373 SPENCER PLAINS ROAD          WESTBROOK                CT    06498
   26    26         800243925    WALKER ANITA                  160-59 88TH STREET               HOWARD BEACH             NY    11414
   26    26         800244196    JANNICELLI NICHOLAS J         316-320 HILDERBRAND AVENUE       GLOUCESTER TOWNSHIP      NJ    08029
   26    26         800244402    SCHASSLER DAVID J             8 SCHASSLER PL                   STONY POINT              NY    10980
   26    26         800244568    BELANGER EDWARD J             305 SUNDANCE ROAD                STAMFORD                 CT    06905
   26    26         800245011    PFISTER JOHN J                31 WOLK DRIVE                    CHARLESTON               SC    29414
   26    26         800245474    THOMPSON VINCENT J            17 STEINWAY COURT                AMHERST                  NY    14221
   26    26         800245953    MANCE PHYLLIS F               986 OAK HILL DRIVE               CLAYTON                  GA    30525
   26    26         800246670    BARCLAY DANIEL                30 LINCOLN STREET                BABYLON                  NY    11702
   26    26         800246969    WYNN JAMES D                  37 VINE STREET                   PLYMOUTH                 PA    18651
   26    26         800246985    STATON CALVIN                 129 DIETZ ST                     HEMPSTEAD                NY    11550


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800221350            48,750.00         48,750.00    08/01/97    07/01/27    358.00    09/01/97     75.0     12.500          520.29
 800221483            70,720.00         70,404.61    07/06/97    06/06/27    357.14    10/06/97     80.0     10.750          660.16
 800222846            38,000.00         37,896.16    07/17/97    06/17/12    177.50    09/17/97     84.9     12.500          468.36
 800222945           109,800.00        109,800.00    08/09/97    07/09/12    178.22    09/09/97     80.9     13.000        1,214.61
 800223828           142,500.00        142,312.75    08/07/97    07/07/12    178.16    09/07/97     75.0      9.900        1,240.02
 800224628           177,300.00        177,300.00    08/09/97    07/09/27    358.22    09/09/97     90.0     11.050        1,695.17
 800224743            86,200.00         86,200.00    07/25/97    06/25/12    177.76    08/25/97     89.9     12.500          919.98
 800224768           154,700.00        154,392.32    07/26/97    06/26/17    237.80    09/26/97     79.9     10.500        1,544.49
 800225690            90,000.00         90,000.00    08/23/97    07/23/17    238.68    08/23/97     60.0     12.250        1,006.71
 800225906            56,000.00         56,000.00    08/10/97    07/10/12    178.26    08/10/97     80.0     13.100          623.85
 800226185           108,897.00        108,897.00    07/25/97    06/25/12    177.76    08/25/97     83.7     10.750        1,220.68
 800226383            20,901.00         20,897.89    08/16/97    07/16/12    178.45    09/16/97     89.1     12.050          251.52
 800226433           200,000.00        200,000.00    08/18/97    07/18/12    178.52    08/18/97     68.9     10.550        2,217.00
 800226474            18,497.00         18,497.00    08/02/97    07/02/17    237.99    09/02/97     80.8     14.000          230.01
 800226938            31,800.00         31,800.00    07/18/97    06/18/12    177.53    09/18/97     89.9     11.800          322.21
 800227399            20,000.00         20,000.00    08/21/97    07/21/17    238.62    08/21/97     67.4     13.250          237.89
 800228611            29,585.00         29,583.61    08/01/97    07/01/12    178.00    09/01/97     74.3     12.350          361.76
 800229536            30,000.00         30,000.00    09/01/97    08/01/17    239.00    09/01/97     75.0     11.500          319.93
 800230179            86,000.00         85,887.82    08/01/97    07/01/12    178.00    09/01/97     80.3     10.400          945.32
 800230237            60,000.00         60,000.00    08/01/97    07/01/12    178.00    09/01/97     75.0     12.500          739.51
 800230740           102,500.00        102,419.29    08/21/97    07/21/27    358.62    09/21/97     66.1     10.900          968.39
 800230849            49,000.00         49,000.00    08/16/97    07/16/12    178.45    09/16/97     89.9     12.050          589.66
 800231052            15,775.00         15,563.14    08/21/97    07/21/12    178.62    10/21/97     84.9     12.000          162.26
 800231425            25,000.00         24,942.36    08/07/97    07/07/12    178.16    09/07/97     24.5     11.100          285.72
 800231722            26,250.00         26,250.00    08/01/97    07/01/12    178.00    09/01/97     75.0     11.800          311.67
 800231730            45,000.00         44,813.99    07/17/97    06/17/12    177.50    09/17/97     44.4     10.990          511.19
 800231789           148,500.00        148,249.64    08/14/97    07/14/12    178.39    09/14/97     90.0     11.150        1,701.86
 800231813           314,500.00        314,111.98    07/02/97    06/02/17    237.01    09/02/97     83.8     10.500        3,139.90
 800232118            33,000.00         32,906.97    08/22/97    07/22/12    178.65    09/22/97     73.5      9.900          352.60
 800232522            17,500.00         17,500.00    08/02/97    07/02/17    237.99    08/02/97     29.1     10.850          178.85
 800232829           130,220.00        130,078.24    07/26/97    06/26/12    177.80    08/26/97     85.0     12.950        1,435.40
 800232985            75,000.00         74,953.09    08/02/97    07/02/12    177.99    09/02/97     76.0     12.700          934.17
 800233009            66,500.00         66,398.31    07/16/97    06/16/17    237.47    09/16/97     78.2     10.600          668.40
 800234403            12,175.00         12,171.80    08/07/97    07/07/12    178.16    09/07/97     85.0     12.750          152.05
 800234635            16,766.00         16,766.00    08/15/97    07/15/12    178.42    09/15/97     89.3     11.750          198.53
 800234981            21,000.00         19,147.51    07/20/97    06/20/12    177.60    12/20/97     84.8     13.700          243.85
 800235228            63,800.00         63,800.00    08/10/97    07/10/12    178.26    09/10/97     89.8     11.550          634.24
 800235384           181,300.00        181,047.86    08/10/97    07/10/12    178.26    09/10/97     70.0     11.250        1,760.90
 800235459            76,500.00         76,500.00    08/11/97    07/11/12    178.29    08/11/97     85.0     12.500          816.45
 800235509            46,750.00         46,710.50    08/21/97    07/21/12    178.62    09/21/97     85.0      9.750          401.65
 800236465            56,000.00         56,000.00    08/01/97    07/01/12    178.00    09/01/97     84.9     13.100          712.22
 800236549           128,000.00        128,000.00    07/27/97    06/27/12    177.83    08/27/97     76.3     10.500        1,170.87
 800237075           258,400.00        258,400.00    08/15/97    07/15/12    178.42    09/15/97     85.0     10.300        2,325.14
 800237521            47,700.00         47,685.19    08/16/97    07/16/17    238.45    09/16/97     90.0     11.300          502.13
 800237646            35,100.00         35,070.99    08/01/97    07/01/12    178.00    09/01/97     89.9     11.990          421.03
 800237703            23,400.00         23,364.94    08/07/97    07/07/17    238.16    09/07/97     33.1     11.750          253.59
 800238065            28,800.00         28,800.00    08/09/97    07/09/12    178.22    09/09/97     80.0     13.750          378.72
 800238495            29,000.00         28,881.03    07/19/97    06/19/12    177.57    09/19/97     66.9     12.500          357.43
 800238933            63,200.00         63,200.00    08/01/97    07/01/17    238.00    09/01/97     68.9     11.150          658.81
 800239410            92,000.00         92,000.00    08/01/97    07/01/27    358.00    09/01/97     80.0     15.250        1,181.70
 800239824            81,200.00         80,735.05    07/25/97    06/25/12    177.76    09/25/97     84.9     12.900        1,022.04
 800240053           175,000.00        174,959.83    08/15/97    07/15/12    178.42    09/15/97     84.9     10.500        1,600.79
 800240152            35,000.00         35,000.00    08/07/97    07/07/12    178.16    09/07/97     80.0     11.400          406.64
 800240236            50,000.00         49,802.53    07/18/97    06/18/17    237.53    09/18/97     70.4     12.000          550.54
 800240764            72,250.00         72,250.00    08/08/97    07/08/12    178.19    09/08/97     85.0     10.300          650.12
 800241358            41,300.00         41,230.74    08/14/97    07/14/12    178.39    09/14/97     80.9     12.850          518.48
 800242109           143,300.00        143,220.84    08/07/97    07/07/27    358.16    09/07/97     69.9     10.050        1,262.86
 800243198            33,000.00         32,949.83    08/01/97    07/01/12    178.00    10/01/97     81.1     12.900          362.47
 800243925           100,400.00        100,042.48    08/16/97    07/16/12    178.45    09/16/97     32.3     10.650        1,119.18
 800244196            55,250.00         55,203.70    08/01/97    07/01/12    178.00    09/01/97     65.0     11.950          661.32
 800244402           150,000.00        149,930.10    08/07/97    07/07/12    178.16    09/07/97     81.1     11.250        1,456.89
 800244568            63,600.00         63,600.00    08/01/97    07/01/17    238.00    09/01/97     89.9     12.600          727.07
 800245011           115,600.00        115,599.51    07/27/97    06/27/27    357.83    08/27/97     85.0     13.250        1,301.39
 800245474            71,800.00         71,744.61    08/08/97    07/08/12    178.19    09/08/97     84.9     10.300          784.80
 800245953            89,250.00         89,250.00    08/15/97    07/15/27    358.42    09/15/97     85.0     12.150          928.35
 800246670            34,300.00         34,258.68    08/11/97    07/11/12    178.29    09/11/97     89.9     11.800          407.25
 800246969            38,250.00         38,233.62    08/01/97    07/01/27    358.00    09/01/97     85.0     11.900          390.50
 800246985           142,200.00        142,200.00    08/18/97    07/18/27    358.52    09/18/97     88.8      9.400        1,185.33

                                                                                                                    Page 25 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   26    26         800247082    THOMPSON SHANE MATTHEW        3004 LANTANA ROAD                AUBURNDALE               FL    33823
   26    26         800247496    AGLIO ISABELLA J.             1234 ALHAMBRA COURT              PALM HARBOR              FL    34683
   26    26         800247645    MINSHALL KENNETH              2411 14TH AVENUE NORTH           ST PETERSBURG            FL    33713
   26    26         800248270    BAILEY TAMEKA                 5131 MALCOM STREET               PHILADELPHIA             PA    19143
   26    26         800248494    TOCCO DOMINIC M.              13 BARLEY COURT                  WATERFORD                NY    12188
   26    26         800248668    GREY WALTER J.                9680 SOUTHEAST 164TH PLACE       SUMMERFIELD              FL    34491
   26    26         800248882    WALDACK WAYNE A               488 ECHO CIRCLE                  MARCO ISLAND             FL    34145
   26    26         800248981    BROCKINGTON CHESTER L         2408 HOLLY CIRCLE                DARLINGTON               SC    29532
   26    26         800249336    BARR WILLIE L                 1510 1/2 E DARGAN STREET         DILLON                   SC    29536
   26    26         800249567    DOBY KELLY                    89 PLANTATION DRIVE              OCEAN ISLE BEACH         NC    28469
   26    26         800249591    ALFORD DAWN                   2323 W HAGERT STREET             PHILADELPHIA             PA    19132
   26    26         800249633    PADURANO STEPHEN              3138 GLENBROOK AVENUE            SPRING HILL              FL    34608
   26    26         800250730    HERNANDEZ SANTOS              337 HARTWOOD AVENUE              SPRING HILL              FL    34606
   26    26         800250847    BLACK T. DARRELL              3717 RAMSEY CREEK DRIVE          KNIGHTDALE               NC    27545
   26    26         800250896    GUERRIERO ANTHONY A           110 ULLMAN AVENUE                WYCKOFF                  NJ    07481
   26    26         800250961    SCOBY EUGENE R                12159 LAND FAIR STREET           SPRING HILL              FL    34608
   26    26         800251183    MASSEY BADMU ANN              308 SOUTH VAN BUREN STREET       WILMINGTON               DE    19805
   26    26         800251506    KOWALSKI BERNADETTE           259 LACKAWANNA ST                SLOAN                    NY    14212
   26    26         800251928    MCGRATH RICHARD A             15 WEST SOCIETY RD               EAST LYME                CT    06333
   26    26         800252413    STERN STEPHEN LEE             14932 REDCLIFF DRIVE             TAMPA                    FL    33625
   26    26         800252439    FEAST JULIA F                 1881 DANFORD STREET              NAPLES                   FL    34112
   26    26         800252462    JOHNSON JERROLD               12391 NORTHWEST 90TH AVENU       CHIEFLAND                FL    32626
   26    26         800252694    BROWN ANNIE L.                4604 BURLINGTON RD               HYATTSVILLE              MD    20781
   26    26         800253304    CROSSGROVE DIANA FAYE         3133 BRADFORD WOOD COURT         OAKTON                   VA    22124
   26    26         800253361    TILLMAN LORINE                120 87 131ST STREET              SOUTH OZONE PARK         NY    11420
   26    26         800253643    EDMONDSON LEROY               8618 THIMBLEBERRY LANE           TAMPA                    FL    33635
   26    26         800253734    CRANDALL DAVID R              111 EGGLESTON ST                 CORINTH                  NY    12822
   26    26         800253940    VAN DELOO WALTER              149 KNOX STREET                  ALBANY                   NY    12203
   26    26         800254302    TURNER MICHAEL G              5244 GOLF LINKS BOULEVARD        ZEPHYRHILLS              FL    33541
   26    26         800254492    WICKIS WILLIAM T              1982 DONNA AVE                   UNION                    NY    13760
   26    26         800254633    GOMEZ DIANE                   27 LAMBERT STREET                STATEN ISLAND            NY    10314
   26    26         800254658    SIDERIS SPIRO                 36 FOX LN                        DIX HILLS                NY    11746
   26    26         800255077    LOY JAMES G                   1745 BELLE COURT                 PUNTA GORDA              FL    33950
   26    26         800255093    BETANCOURT DAVID P.           1545 NORTHWEST 15TH TERRAC       HOMESTEAD                FL    33030
   26    26         800255184    NURSE CYNTHIA B               4212 SANDLEWOOD CIRCLE SOU       TAMPA                    FL    33617
   26    26         800255259    BLUNT ESSIE M                 531 MADISON STREET               BROOKLYN                 NY    11221
   26    26         800255507    HAMBURGER LAURA T             34 HARP LANE                     SAYVILLE                 NY    11782
   26    26         800255614    GAROFALO BONNIE G             9403 MELROSE STREET              SPRING HILL              FL    34608
   26    26         800255713    SHEKLETON JAMES P             1191 ROWE STREET                 AKRON                    OH    44306
   26    26         800256224    BROWN SAMMIE L                32 LONG BEACH ROAD               HEMPSTEAD                NY    11550
   26    26         800256760    DANILOFF LEON C               300 LACKAWANNA AVENUE            BENTLEYVILLE             PA    15314
   26    26         800257396    EVANS ISABELL                 1506 26TH AVENUE SOUTH           ST PETERSBURG            FL    33704
   26    26         800257479    GIBBONS DONNA                 389 JEFFERSON STREET             BROOKLYN                 NY    11207
   26    26         800258436    QUINONES EDWARD F             276 TENNIS COURT                 FRANKLIN SQUARE          NY    11010
   26    26         800258840    BURKE LORETTA W               2935 DIXIE AVENUE                SARASOTA                 FL    34234
   26    26         800259475    DORN RICHARD H                23 SILVER FOX DRIVE              KRESGEVILLE              PA    18333
   26    26         800259749    GIVENS JAMES D.               7317 43RD STREET EAST            SARASOTA                 FL    34243
   26    26         800259830    KUCAR SMILJANA                222 OCEAN AVENUE                 NORTHPORT                NY    11768
   26    26         800260044    MILOT JOEL J                  32 LAKE ST                       PLAINFIELD               CT    06354
   26    26         800260291    VOLINSKY CHARLOTTE A          954 JOHLER AVENUE                SCRANTON                 PA    18508
   26    26         800260358    MELENDEZ ELSA                 34-44 65TH STREET                WOODSIDE                 NY    11377
   26    26         800260382    ORNSTEIN ERIC D               621 DOANE STREET                 BELLPORT                 NY    11713
   26    26         800260796    WINTERS THERESA M             118 NORTHWOOD CIRCLE             ROME                     NY    13440
   26    26         800260861    HARRISON JEANINE              58 POWELL STREET                 ROOSEVELT                NY    11575
   26    26         800261208    FORREST LATRENDA M            185 CLAYWOOD AVE                 BRENTWOOD                NY    11717
   26    26         800261422    BROTHERTON WILLIAM H          3960 OLD FLOWERY BRANCH RD       OAKWOOD                  GA    30566
   26    26         800261695    SORENSSON MELINDA M           237 KNAPPS HIGHWAY               FAIRFIELD                CT    06432
   26    26         800261869    BOYLE JAMES P                 7877 HIDDEN OAK                  VICTOR                   NY    14534
   26    26         800261893    LUKE THOMAS T                 3015 22ND AVENUE WEST            BRADENTON                FL    34205
   26    26         800262016    TARTIVITA KATHLEEN A          156 BAYSIDE DR                   ATLANTIC HIGHLANDS       NJ    07716
   26    26         800262065    JOLLEY RANDALL M              6405 GREENFIELD DRIVE            SPARTANBURG              SC    29301
   26    26         800262743    WALLS DAVID L.                2403 RAEFORD ROAD                FAYETTEVILLE             NC    28305
   26    26         800263071    EVANS RICHARD L               328 WEST 2ND STREET              APOPKA                   FL    32703
   26    26         800263345    BROPHY THOMAS C               5100 1ST AVENUE SOUTH            ST PETERSBURG            FL    33707
   26    26         800263543    LOOS FRANCIS J.               39 DUBOIS RD                     WEST ISLIP               NY    11795
   26    26         800264202    HOSKINS DEBRA A               18527 DRAYTON STREET             SPRING HILL              FL    34610
   26    26         800264236    WILBANKS DARIN                14841 LITTLE RANCH ROAD          SPRING HILL              FL    34610
   26    26         800264285    JANICKE MICHAEL A             1874 MAPLE STREET                NORTH DIGHTON            MA    02764


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800247082            35,000.00         35,000.00    08/07/97    07/07/17    238.16    09/07/97     70.0     11.000          361.27
 800247496            17,000.00         17,000.00    08/01/97    07/01/12    178.00    09/01/97     77.8     13.000          215.09
 800247645            37,450.00         37,420.29    08/02/97    07/02/12    177.99    09/02/97     70.0     10.750          349.59
 800248270            24,000.00         24,000.00    09/01/97    08/01/27    359.00    09/01/97     80.0     13.500          274.90
 800248494            18,000.00         18,000.00    08/14/97    07/14/17    238.39    08/14/97     84.8     12.250          201.34
 800248668            48,000.00         47,916.96    08/14/97    07/14/17    238.39    09/14/97     80.0     13.250          570.93
 800248882            55,000.00         55,000.00    08/01/97    07/01/12    178.00    09/01/97     36.1      9.800          584.32
 800248981            90,000.00         90,000.00    08/02/97    07/02/27    357.99    09/02/97     81.8      9.800          776.55
 800249336            39,100.00         39,100.00    08/07/97    07/07/27    358.16    09/07/97     85.0     11.650          391.68
 800249567           103,705.00        103,705.00    08/07/97    07/07/27    358.16    09/07/97     86.4     11.750        1,046.81
 800249591            29,600.00         29,544.14    08/28/97    07/28/12    178.85    09/28/97     80.0     13.500          384.30
 800249633           102,000.00        101,916.90    08/15/97    07/15/27    358.42    09/15/97     85.0     10.300          917.82
 800250730            14,200.00         14,167.67    08/07/97    07/07/07    118.16    09/07/97     89.9     11.800          202.09
 800250847            22,898.00         22,898.00    09/01/97    08/01/12    179.00    09/01/97     75.0     11.500          267.49
 800250896           133,000.00        133,000.00    08/08/97    07/08/12    178.19    09/08/97     89.7     11.700        1,337.42
 800250961            50,250.00         50,250.00    08/02/97    07/02/27    357.99    08/02/97     75.0     12.000          516.88
 800251183            39,200.00         39,112.41    08/11/97    07/11/12    178.29    09/11/97     70.0     10.400          355.65
 800251506            20,000.00         20,000.00    09/01/97    08/01/12    179.00    09/01/97     63.3     10.300          218.61
 800251928            20,000.00         19,939.23    08/01/97    07/01/12    178.00    09/01/97     89.9     11.800          237.47
 800252413            47,700.00         47,700.00    08/11/97    07/11/17    238.29    09/11/97     89.7     11.400          505.40
 800252439            20,400.00         20,400.00    08/09/97    07/09/12    178.22    09/09/97     79.3     13.000          225.66
 800252462            34,200.00         34,200.00    08/10/97    07/10/12    178.26    09/10/97     80.4     12.650          424.87
 800252694            40,000.00         39,924.00    08/14/97    07/14/12    178.39    09/14/97     34.2     10.300          437.21
 800253304            96,000.00         95,501.09    08/08/97    07/08/17    238.19    10/08/97     48.9      8.900          857.57
 800253361           165,750.00        165,569.55    07/25/97    06/25/12    177.76    09/25/97     85.0     12.950        1,827.05
 800253643            51,880.00         51,771.33    08/14/97    07/14/12    178.39    09/14/97     84.3     12.250          631.02
 800253734            24,000.00         23,988.88    08/14/97    07/14/12    178.39    09/14/97     89.3     11.150          275.05
 800253940            76,600.00         76,600.00    08/24/97    07/24/12    178.72    08/24/97     70.9      9.800          660.93
 800254302            56,000.00         56,000.00    08/09/97    07/09/12    178.22    09/09/97     80.0     10.550          514.35
 800254492            31,900.00         31,865.74    08/08/97    07/08/12    178.19    09/08/97     89.9     11.150          365.58
 800254633            31,250.00         31,250.00    08/21/97    07/21/12    178.62    09/21/97     85.9     12.150          325.05
 800254658            65,000.00         64,860.09    08/18/97    07/18/17    238.52    09/18/97     74.7     11.600          697.66
 800255077            60,000.00         60,000.00    08/09/97    07/09/17    238.22    09/09/97     24.0     10.400          595.00
 800255093            24,100.00         24,024.64    08/16/97    07/16/12    178.45    09/16/97     84.9     12.250          293.13
 800255184            52,000.00         52,000.00    08/14/97    07/14/12    178.39    09/14/97     80.0     11.950          532.88
 800255259           166,500.00        166,114.48    08/22/97    07/22/27    358.65    09/22/97     90.0     11.250        1,617.15
 800255507            20,000.00         20,000.00    08/07/97    07/07/17    238.16    09/07/97     72.4     13.900          247.25
 800255614            14,100.00         14,067.36    08/14/97    07/14/12    178.39    09/14/97     89.8     11.050          160.70
 800255713            38,150.00         38,150.00    09/01/97    08/01/27    359.00    09/01/97     70.0     12.050          393.88
 800256224           129,200.00        129,044.60    05/01/97    04/01/27    355.00    09/01/97     85.0     10.500        1,181.85
 800256760           102,600.00        102,600.00    08/08/97    07/08/27    358.19    09/08/97     90.0     11.150          988.73
 800257396            35,000.00         34,998.72    08/18/97    07/18/27    358.52    09/18/97     70.0      9.800          301.99
 800257479           171,000.00        170,996.43    08/14/97    07/14/12    178.39    09/14/97     90.0     13.000        1,891.60
 800258436            27,000.00         26,917.60    08/22/97    07/22/12    178.65    09/22/97     83.0     10.150          292.63
 800258840            12,000.00         11,974.64    08/11/97    07/11/12    178.29    09/11/97     25.5     10.600          133.39
 800259475            27,300.00         27,178.87    08/22/97    07/22/12    178.65    09/22/97     79.9     10.550          302.62
 800259749            12,000.00         11,989.52    08/11/97    07/11/07    118.29    09/11/97     84.1     11.990          172.10
 800259830            36,000.00         35,718.36    08/08/97    07/08/07    118.19    09/08/97     84.8     13.350          544.98
 800260044            16,800.00         16,762.75    08/07/97    07/07/12    178.16    09/07/97     90.0     10.150          182.08
 800260291            31,300.00         31,276.68    08/14/97    07/14/17    238.39    09/14/97     84.8     12.500          355.61
 800260358            35,000.00         34,833.73    08/16/97    07/16/12    178.45    09/16/97     73.8     11.500          408.87
 800260382            59,500.00         59,500.00    08/03/97    07/03/12    178.03    09/03/97     70.0     10.550          546.49
 800260796            56,000.00         55,961.99    07/09/97    06/09/12    177.24    09/09/97     48.2     10.250          501.82
 800260861            57,000.00         56,936.63    08/25/97    07/25/17    238.75    09/25/97     82.7     10.300          561.44
 800261208           118,500.00        118,475.74    08/11/97    07/11/12    178.29    09/11/97     85.8     10.750        1,106.18
 800261422           574,000.00        574,000.00    08/07/97    07/07/27    358.16    08/07/97     70.0     11.550        5,706.18
 800261695            16,450.00         16,408.56    08/16/97    07/16/12    178.45    09/16/97     89.9     14.650          226.31
 800261869            78,000.00         77,915.17    08/18/97    07/18/12    178.52    09/18/97     83.9     12.250          948.71
 800261893            17,800.00         17,762.18    08/14/97    07/14/12    178.39    09/14/97     83.2     10.550          197.31
 800262016           126,000.00        126,000.00    08/14/97    07/14/12    178.39    09/14/97     74.8     11.990        1,295.08
 800262065            14,000.00         13,972.33    08/14/97    07/14/12    178.39    09/14/97     84.9     11.550          163.99
 800262743            21,800.00         21,800.00    08/09/97    07/09/12    178.22    09/09/97     85.0     12.500          232.66
 800263071            56,100.00         56,094.71    08/11/97    07/11/27    358.29    09/11/97     85.0     12.000          577.05
 800263345            21,000.00         20,937.02    08/23/97    07/23/12    178.68    09/23/97     70.0     10.500          232.13
 800263543            93,750.00         93,461.76    08/11/97    07/11/17    238.29    09/11/97     75.0      9.900          898.51
 800264202            29,250.00         29,250.00    08/28/97    07/28/12    178.85    08/28/97     65.0     13.750          384.63
 800264236            36,750.00         36,750.00    08/25/97    07/25/12    178.75    08/25/97     75.0     13.150          468.61
 800264285            36,200.00         36,200.00    08/07/97    07/07/17    238.16    09/07/97     79.9     13.500          437.07

                                                                                                                    Page 26 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   26    26         800265357    KEYES KEVIN                   414 WILLOW ROAD WEST             STATEN ISLAND            NY    10314
   26    26         800265985    PARRISH MARGIE                4063 41ST AVENUE NORTH           ST PETERSBURG            FL    33714
   26    26         800266736    ANDERSON ANDY S               4173 TOWN TERRACE                NORTH PORT               FL    34286
   26    26         800266835    LAYCOX CHRISTOPHE A           3534 28TH STREET NORTH           ST PETERSBURG            FL    33713
   26    26         800266934    RIKER ROGER A                 8584 NORTH STAR BLAZE DR         CRYSTAL RIVER            FL    34428
   26    26         800266942    KELLY ANTONINA                1021 63RD STREET WEST            BRADENTON                FL    34209
   26    26         800267353    RICHARDS, WILLIAM J           234 E MAIN STREET                NANTICOKE                PA    18634
   26    26         800267601    CRISPIN PEDRO                 4537 OLD GOVERNMENT ROAD         LAKELAND                 FL    33811
   26    26         800268898    QUIGLEY EDWARD J              4941 DAVIS DRIVE                 DOYLESTOWN               PA    18901
   26    26         800269243    NEVILLE DONALD L.             807 HAMMOCKWOOD COURT            SARASOTA                 FL    34232
   26    26         800269433    MITCHELL SUSAN J              313 ORIN STREET                  PITTSBURGH               PA    15235
   26    26         800269458    SCHROEDER LEE L               2120 CENTERVIEW COURT SOUT       CLEARWATER               FL    34619
   26    26         800269730    BENALT MICHAEL                45 VISTA TERRACE                 MAHOPAC                  NY    10541
   26    26         800270142    PANNELLA RICHARD J            1534 VAN HOESEN ROAD             CASTLETON                NY    12033
   26    26         800270365    POCCIA PASQUALE               20 FIELD CREST ROAD              NEW CANAAN               CT    06840
   26    26         800270944    LEFKOWITZ JOSEPH E.           6423 SUMMIT DRIVE                ORLANDO                  FL    32810
   26    26         800271157    THORPE DAVID J                260 FINCHER ROAD                 COVINGTON                GA    30209
   26    26         800271777    MILLER JAMES L                9 MILLSPAUGH LN                  BARDONIA                 NY    10954
   26    26         800271827    CASE PATRICK J                97 EUCLID AVE                    TROY                     NY    12180
   26    26         800271868    DYE TONYA L                   2245 NIAGARA AVE                 NIAGARA FALLS            NY    14305
   26    26         800272395    BIAVA DENNIS C                12230 ADAMS DRIVE                NORTH HUNTINGDON         PA    15642
   26    26         800272536    MAMENKO TERESA R              691 ST DAVIDS AVENUE             WARMINSTER               PA    19874
   26    26         800272650    THOMPSON JULYAN S             18561 SOUTHWEST 108TH PLAC       DUNNELLON                FL    34432
   26    26         800272700    DORVAL HORATIUS               510 NORTHWEST 119TH STREET       MIAMI                    FL    33168
   26    26         800272791    DUNHAM CLAYTON                2614 56TH STREET SOUTH           GULFPORT                 FL    33707
   26    26         800272866    VONDRASH CAROL                8035 TANTALLON WAY               NEW PORT RICHEY          FL    34655
   26    26         800272882    BARNES CHRISTY L              10510 WOOSTER DRIVE              JACKSONVILLE             FL    32218
   26    26         800273682    WIRTH EUGENE A                25 HONEYBEE LANE                 SHELTON                  CT    06484
   26    26         800273765    SANTAVENERE PAUL R            9412 FULLERDALE AVE              BALTIMORE                MD    21234
   26    26         800274284    MILLIEN PIERRE LEON           100 01 220TH STREET              QUEENS VILLAGE           NY    11429
   26    26         800274342    SHIREY ROBERT A               42 HILL ROAD                     BOYERTOWN                PA    19512
   26    26         800274482    CAMPAGNA NICHOLAS R           4915 PRINCETON AVENUE            PHILADELPHIA             PA    19135
   26    26         800274581    ARMSTRONG DAVID W             10004 LEAFWOOD DRIVE             TALLAHASSEE              FL    32312
   26    26         800275695    SEATON BEVERLEY               557 EAST 85 ST                   BROOKLYN                 NY    11236
   26    26         800276230    SMITH JOHN J                  20 GUN ROAD                      LEVITTOWN                PA    19057
   26    26         800276297    FLEURIMONT LABAN              143 RED OAK ROAD                  BRIDGEPORT              CT    06606
   26    26         800276479    NICHOLS KATHLEEN              108 WOODLAND AVENUE              MOUNTAINTOP              PA    18707
   26    26         800276503    RYDAROWSKI RICHARD A          3418 CRANBORNE CHASE             MARIETTA                 GA    30062
   26    26         800276685    JOHNSTON LISA M               353 NEW CASTLE LANE              SWEDESBORO               NJ    08085
   26    26         800276792    KLEIN DANIEL R                RD 1 BOX 377                     DALLAS                   PA    18612
   26    26         800276933    PAPPOS-ELLED NICKOLLETE       208 NORTH FLORIDA AVENUE         TARPON SPRINGS           FL    34689
   26    26         800277667    WEHENKEL CECELIA              9808 LAKESIDE LANE               PORT RICHEY              FL    34668
   26    26         800277733    BYRNE KENNETH R               11611 WINN ROAD                  RIVERVEIW                FL    33569
   26    26         800277949    POMILIO THOMAS                413 ARNOLD AVENUE                WEST BABYLON             NY    11704
   26    26         800277964    RINCHER SYLVAIN               60 HERBERT AVENUE                ELMONT                   NY    11003
   26    26         800278483    MURIEL CHARLOTTE              46 RADCLIFF DRIVE                NEW CITY                 NY    10956
   26    26         800278632    MURPHY SEAN                   181 KILBURN ROAD                 GARDEN CITY              NY    11530
   26    26         800279432    SABBA ANTHONY MARK            10864 54TH AVENUE NORTH          ST PETERSBURG            FL    33708
   26    26         800280570    DIEDE FREDERICK               7 MILLER LANE                    MONROE                   NY    10950
   26    26         800280794    LEGROS EBENS                  54 BARBARA LANE                  MEDFORD                  NY    11763
   26    26         800281974    PIERCE RONALD L.              9029 LANDSBURG LANE              CHARLOTTE                NC    28210
   26    26         800282097    SELLERS PAMELA D              2815 REECEBURG ROAD              SILVER CREEK             GA    30173
   26    26         800282907    VALDES ALFONSO E              238 NORTHWEST 63RD AVENUE        MIAMI                    FL    33126
   26    26         800285694    CERRITO MICHAEL               19 LAKEVIEW DRIVE                COLCHESTER               CT    06415
   26    26         800285876    BRASWELL VANESSA P.           3207 BARCROFT DR                 SPRINGDALE               MD    20774
   26    26         800286437    CATO MARIA                    3811-A CLARENDON ROAD            BROOKLYN                 NY    11203
   26    26         800286742    JONES AERLE TAREE             1906 NEELY AVENUE                EAST POINT               GA    30364
   26    26         800288136    WILLMOT GERTRUDE M            2635 4TH AVENUE NORTH            ST PETERSBURG            FL    33713
   26    26         800288151    WILLIAMS NANCY E              448 LEWIS BOULEVARD SOUTHE       ST PETERSBURG            FL    33705
   26    26         800288748    O'CONNELL THOMAS JOHN         140 SPRUCE STREET                MOUNTAIN TOP             PA    18707
   26    26         800292344    WEINSTOCK SYDNEY              31 KINGSWOOD DRIVE               DALLAS                   PA    18612
   26    26         800294084    FULLER LEE                    451 3RD STREET                   PLYMOUTH                 PA    18651
   26    26         800294092    BURRIS GERALD W               1063 SEACREST DRIVE NORTHW       PORT CHARLOTTE           FL    33948
   26    26         800296790    CHEN DAVID                    1251 NORTHWEST 2ND TERRACE       CRYSTAL RIVER            FL    34428
   26    26         800297079    MALLETT RICKY D               207 SIOUX TRAIL                  WOODLAND PARK            CO    80863
                    -------------------------------------------
                          269    Sale Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800265357            20,000.00         19,988.83    08/21/97    07/21/12    178.62    09/21/97     86.1     11.800          237.47
 800265985            39,100.00         39,100.00    08/16/97    07/16/27    358.45    09/16/97     75.1      9.900          340.24
 800266736            15,942.00         15,942.00    08/28/97    07/28/12    178.85    08/28/97     80.4     14.000          212.31
 800266835            17,300.00         17,275.11    08/21/97    07/21/17    238.62    09/21/97     84.8     12.400          195.33
 800266934           119,000.00        119,000.00    09/01/97    08/01/12    179.00    09/01/97     85.0     11.750        1,201.20
 800266942            55,000.00         55,000.00    08/15/97    07/15/17    238.42    09/15/97     47.8     10.600          552.81
 800267353            27,000.00         27,000.00    08/16/97    07/16/12    178.45    08/16/97     78.7     13.000          341.62
 800267601            30,600.00         30,491.08    08/22/97    07/22/12    178.65    09/22/97     85.0     12.400          375.16
 800268898            32,000.00         31,959.21    08/28/97    07/28/12    178.85    09/28/97     84.9     12.500          341.52
 800269243            30,900.00         30,716.43    08/16/97    07/16/07    118.45    09/16/97     90.0     10.990          425.47
 800269433            10,000.00          9,957.27    08/18/97    07/18/07    118.52    09/18/97     90.0     10.550          135.22
 800269458            67,600.00         67,600.00    08/11/97    07/11/12    178.29    09/11/97     78.2     11.000          768.34
 800269730            52,300.00         52,136.26    09/01/97    08/01/17    239.00    10/01/97     84.9     12.250          585.01
 800270142            84,800.00         84,784.59    08/18/97    07/18/12    178.52    09/18/97     80.0     10.990          806.93
 800270365           200,000.00        199,973.70    08/25/97    07/25/12    178.75    09/25/97     70.3     11.550        1,988.22
 800270944            47,250.00         47,250.00    08/29/97    07/29/12    178.88    08/29/97     75.0     12.750          513.46
 800271157            56,000.00         56,000.00    09/01/97    08/01/12    179.00    09/01/97     80.0     12.500          597.66
 800271777           160,000.00        159,762.31    04/01/97    03/01/12    174.00    09/01/97     84.2     10.875        1,508.62
 800271827            73,500.00         73,336.64    03/01/97    02/01/27    353.00    09/01/97     70.0     10.250          658.63
 800271868            54,000.00         53,935.40    05/01/97    04/01/12    175.00    09/01/97     84.3     10.525          494.97
 800272395            51,165.00         51,165.00    08/09/97    07/09/12    178.22    09/09/97     85.0     12.500          630.62
 800272536            19,500.00         19,500.00    08/23/97    07/23/07    118.68    08/23/97     89.0     11.400          273.05
 800272650            22,700.00         22,700.00    09/01/97    08/01/17    239.00    09/01/97     79.1     12.750          261.92
 800272700            18,000.00         18,000.00    08/23/97    07/23/12    178.68    09/23/97     84.1     12.500          192.11
 800272791            24,500.00         24,500.00    08/18/97    07/18/12    178.52    08/18/97     66.2     10.500          270.82
 800272866            37,000.00         36,982.40    08/23/97    07/23/27    358.68    09/23/97     20.6     11.100          355.16
 800272882            47,200.00         47,200.00    08/28/97    07/28/27    358.85    08/28/97     80.0     13.100          525.82
 800273682            93,500.00         93,500.00    09/01/97    08/01/12    179.00    09/01/97     89.9     11.800          947.38
 800273765            16,670.00         16,670.00    08/21/97    07/21/12    178.62    08/21/97     89.9     11.550          165.72
 800274284           140,000.00        139,302.01    08/25/97    07/25/12    178.75    09/25/97     60.8      9.800        1,487.36
 800274342            91,800.00         91,446.88    09/01/97    08/01/12    179.00    10/01/97     85.0     10.500          839.73
 800274482            49,500.00         49,495.01    08/23/97    07/23/12    178.68    09/23/97     90.0     11.300          571.98
 800274581            19,750.00         19,750.00    08/15/97    07/15/12    178.42    08/15/97     85.0     12.500          243.42
 800275695            31,000.00         30,714.88    08/28/97    07/28/12    178.85    09/28/97     74.1     11.000          352.34
 800276230            18,700.00         18,696.27    08/15/97    07/15/07    118.42    09/15/97     84.4     13.200          281.42
 800276297            20,000.00         20,000.00    08/14/97    07/14/12    178.39    09/14/97     81.8     11.050          191.22
 800276479            86,000.00         86,000.00    08/23/97    07/23/12    178.68    08/23/97     63.9     10.750          964.02
 800276503            25,000.00         25,000.00    09/01/97    08/01/12    179.00    09/01/97     86.0     10.550          277.13
 800276685            16,335.00         16,284.46    07/23/97    06/23/12    177.70    09/23/97     82.9     12.500          201.34
 800276792           138,000.00        137,700.44    08/18/97    07/18/12    178.52    09/18/97     80.0     10.350        1,246.89
 800276933            60,000.00         59,849.86    08/23/97    07/23/17    238.68    09/23/97     78.1     10.550          601.04
 800277667            55,000.00         54,936.87    08/22/97    07/22/17    238.65    09/22/97     84.6     10.050          532.59
 800277733            77,300.00         77,300.00    09/04/97    08/04/27    359.08    09/04/97     84.9     10.050          681.22
 800277949           121,500.00        121,441.42    08/28/97    07/28/12    178.85    09/28/97     90.0     11.000        1,157.07
 800277964            33,000.00         32,845.38    08/22/97    07/22/12    178.65    09/22/97     89.8     11.800          391.82
 800278483            20,900.00         20,900.00    09/04/97    08/04/12    179.08    09/04/97     79.8     13.100          265.81
 800278632           495,000.00        495,000.00    08/15/97    07/15/12    178.42    09/15/97     90.0     12.125        5,139.31
 800279432            17,500.00         17,500.00    09/01/97    08/01/17    239.00    09/01/97     76.5      9.900          167.72
 800280570            32,700.00         32,466.24    08/23/97    07/23/07    118.68    09/23/97     84.9     10.900          448.59
 800280794            87,500.00         87,461.80    08/21/97    07/21/12    178.62    09/21/97     84.9     11.750          883.23
 800281974           149,600.00        149,349.77    08/28/97    07/28/12    178.85    09/28/97     85.0     11.200        1,719.18
 800282097            42,700.00         42,700.00    08/16/97    07/16/12    178.45    09/16/97     79.9     12.800          534.65
 800282907            68,000.00         68,000.00    08/28/97    07/28/12    178.85    08/28/97     66.8     10.300          743.26
 800285694           102,000.00        102,000.00    08/28/97    07/28/12    178.85    08/28/97     85.0     12.250        1,068.85
 800285876            51,700.00         51,700.00    09/01/97    08/01/12    179.00    09/01/97     88.8     10.990          587.30
 800286437           136,000.00        136,000.00    08/25/97    07/25/12    178.75    08/25/97     80.0     13.250        1,531.05
 800286742            56,000.00         55,899.61    09/01/97    08/01/27    359.00    10/01/97     80.0     12.750          608.55
 800288136            10,000.00         10,000.00    09/01/97    08/01/07    119.00    09/01/97     78.1     12.500          146.38
 800288151            72,250.00         72,250.00    08/25/97    07/25/27    358.75    08/25/97     85.0     10.500          660.90
 800288748            48,053.00         47,913.32    08/28/97    07/28/12    178.85    09/28/97     89.8     11.150          550.70
 800292344            19,850.00         19,850.00    08/29/97    07/29/12    178.88    08/29/97     79.9     12.400          243.37
 800294084            52,000.00         51,870.23    09/04/97    08/04/27    359.08    10/04/97     80.0     12.850          569.13
 800294092            28,000.00         28,000.00    09/04/97    08/04/12    179.08    09/04/97     84.7     11.500          327.09
 800296790            62,200.00         62,200.00    09/01/97    08/01/07    119.00    09/01/97     83.5     11.500          874.50
 800297079           197,250.00        197,250.00    09/01/97    08/01/27    359.00    09/01/97     75.0      9.990        1,729.55
 ----------------------------------------------------                        ------                 -------------------------------
       269        17,671,269.00     17,646,406.33                            224.35                 78.0     11.570      186,206.63

                                                                                                                    Page 27 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   29    29         800272171    WYNN TONY D                   2776 NICHOLS RD                  LITHIA                   FL    33547
                    -------------------------------------------
                            1    Sale Total

                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800272171            78,200.00         78,200.00    10/01/97    08/14/13    192.00    10/01/97     75.9     10.375          771.81
 ----------------------------------------------------                        ------                 -------------------------------
         1            78,200.00         78,200.00                            192.00                 75.9     10.375          771.81

                                                                                                                    Page 28 9/23/97
ALLIANCE FUNDING                                        Sale Schedule
A division of Superior Bank FSB                         1997-3 Class 1 - Initial Pool of Fixed Rate Mortgages  -  Settlement 9/25/97

                   Originations                                                                                                 Zip
Pool ID  Sale ID     Account        Name                          Address                          City                 State  Code
------------------------------------------------------------------------------------------------------------------------------------
   36    36         800166886    RUSSELL ROBERT                266 NORTH 800 EAST               KAYSVILLE                UT    84037
   36    36         800191082    HUNTSMAN DUSTIN               53 SOUTH 200 EAST                SANTAQUIN                UT    84655
   36    36         800203291    BRENT LARRY                   7212 HACKBERRY LANE              CHARLOTTE                NC    28226
   36    36         800204711    FELDLEIT STEVEN               219 ALBERTS WAY                  LANGHORNE                PA    19047
   36    36         800214975    LITTLE WALTER D               4034 E SUNFLOWER CIRCLE          LABELLE                  FL    33935
   36    36         800215493    RYAN CHRISTOPHE               1004 SOUTHAMPTON AVENUE          GLENSIDE                 PA    19038
   36    36         800219826    KASHDAN MARK A                4058 31ST AVENUE NORTH           ST PETERSBURG            FL    33713
   36    36         800225153    SENSAT KATHRYN HELENE         179 EAST COREY                   BRONSON                  MI    49028
   36    36         800225260    MAGRAW EDWARD A               9703 BROOKMERE DRIVE             SAINT LOUIS              MO    63123
   36    36         800225450    PURCELL DAVID L               3047 SOUTHEAST BOYD STREET       MILWAUKIE                OR    97222
   36    36         800226730    BALLANTYNE CAROL E            1018 LAFAYETTE PLACE             LAKE SAINT LOUIS         MO    63367
   36    36         800234130    SHULL CHERYLL                 4162 JOHN RITCHIE ROAD           IRON STATION             NC    28080
   36    36         800240210    WOOD JOHN L                   4035 LOCKPORT                    BRIDGETON                MO    63044
   36    36         800243032    MATTHEWS SCOTT H              4290 COUNTRY GARDEN WALK         KENNESAW                 GA    30144
   36    36         800244188    BRUNK GARY                    822 SIERRA VISTA                 NEWBERG                  OR    97132
   36    36         800247819    LEBERTH DONNA J               208 FLAMINGO DRIVE               APOLLO BEACH             FL    33572
   36    36         800247959    NIELSEN CHRISTOPHE J          403 E 6TH                        NEWBERG                  OR    97132
   36    36         800252256    TAYLOR BETH C.                5600 HISTORIC SPRING DRIVE       CONCORD                  NC    28028
   36    36         800252348    EVANS ARTHUR N                19250 SW OAK ST                  ALOHA                    OR    97007
   36    36         800252512    BIRCH LEROY W                 8225 SW GEARHART DRIVE           BEAVERTON                OR    97007
   36    36         800252553    NAZARCHYK MICHAEL J.          308 SOUTHEAST 150TH COURT        VANCOUVER                WA    98684
   36    36         800253114    WILLIAMS SAM                  1917 NORTH 44TH STREET           FORT PIERCE              FL    34947
   36    36         800253973    BERGMAN JOHN V                737 CLAUSER DRIVE                MILPITAS                 CA    95035
   36    36         800254005    HARDMAN ARNEL GORDON          1750 JOY HAVEN STREET            PORT ST LUCIE            FL    34983
   36    36         800254187    ANDONE THEODORE M             19617 NE ALLWORTH RD             BATTLE GROUND            WA    98604
   36    36         800255432    LYONS CONNIE B                31 PILOT HILL DRIVE              SAINT PETERS             MO    63376
   36    36         800259483    ROBINSON ROBERT G             17825 LOUNDREE DRIVE             SANDY                    OR    97055
   36    36         800261125    CORBETT JAMES J               110 BOSSETT RD                   RAVENNA                  MI    49451
   36    36         800264723    KROBOTH FRED                  157 PARAS HILL DRIVE             HARTFORD                 MI    49057
   36    36         800265159    RUPPERT GERALD M              34 VIA ANDORRA                   COTO DE CAZA             CA    92679
   36    36         800265241    PINHEIRO DALE J               5436 SE JENNE ROAD               PORTLAND                 OR    97236
   36    36         800266116    JACOBSON ROBERT L             5095 HARTWELL AVE NE             ROCKFORD                 MI    49341
   36    36         800266306    TAUBE WILLIAM R               2225 S 13TH STREET               NILES                    MI    49120
   36    36         800266504    DE FREECE AUSTIN B            5304 ARIZONA DRIVE               VANCOUVER                WA    98661
   36    36         800268385    OLIVE JAMES PHILLIP           723 COUNTRY LANE                 CLAYTON                  NC    27520
   36    36         800268419    ASSAD MICHAEL                 18780 BOYNTON STREET             OREGON CITY              OR    97045
   36    36         800269987    WILLIAMS ISIAH                415 CYPRESS AVE N                GREEN COVE SPRINGS       FL    32043
   36    36         800270852    GEORGE JAMES M                1276 LUNDY DRIVE                 SIMI VALLEY              CA    93065
   36    36         800271694    WILDER RICHARD E              14504 121ST AVE E                PUYALLUP                 WA    98374
   36    36         800271728    CANTRALL GENE A               18965 SW JAYLEE ST               ALOHA                    OR    97007
   36    36         800271900    ANDERSON KLARICE K            1418 NE 112TH AVENUE             PORTLAND                 OR    97220
   36    36         800272007    MATHER KENNETH H              1706 CAMINO DRIVE                FOREST GROVE             OR    97116
   36    36         800272577    CRANDELL MELVIN D             6555 NE LOWRY DR                 WEST LINN                OR    97068
   36    36         800272635    SWEENEY MICHAEL F             307 NORTHEAST 62ND AVENUE        HILLSBORO                OR    97124
   36    36         800276842    GETSFRID JAY A                10713 NE 42 ST                   VANCOUVER                WA    98682
   36    36         800280547    KRANOVICH LINDA K             14535 SE BRAMBLE CT              MILWAUKIE                OR    97267
   36    36         800281149    PAGE ROBERT L                 1450 MEMORY WAY                  LAWRENCEVILLE            GA    30245
   36    36         800282824    SMEDLEY LARRY B               1921 NORTHWEST 90TH STREET       VANCOUVER                WA    98665
   36    36         800286205    WAGNER STEVEN R               3041 COUNTRY KNOLL DRIVE         SAINT CHARLES            MO    63303
                    ------------------------------------------
                           49    Sale Total
                          319    Total with Merrill Lynch
                        1,306    Grand Total


                      Principal        Cut-off Date    First                                     Original   Current       Scheduled
Originations         Balance at         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
 Account            Origination         Balance        Date        Date       Term       Due       Ratio      Rate        Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 800166886           102,100.00        101,974.03    05/29/97    04/29/17    235.89    08/29/97     75.6     10.500        1,019.35
 800191082            43,000.00         43,000.00    06/14/97    05/14/17    236.38    09/14/97     89.8     12.600          491.58
 800203291            24,114.00         24,114.00    09/01/97    08/01/17    239.00    09/01/97     90.0     11.500          257.16
 800204711            12,400.00         12,400.00    08/01/97    07/01/07    118.00    09/01/97     79.0     13.750          190.67
 800214975            60,000.00         60,000.00    09/01/97    08/01/17    239.00    09/01/97     80.0      9.400          555.37
 800215493            29,500.00         29,500.00    08/18/97    07/18/12    178.52    08/18/97     22.1      9.800          313.41
 800219826            22,900.00         22,900.00    08/01/97    07/01/17    238.00    09/01/97     80.6     12.400          258.56
 800225153            31,000.00         30,996.44    08/11/97    07/11/27    358.29    09/11/97     47.7     11.750          312.92
 800225260            92,500.00         92,127.77    07/18/97    06/18/12    177.53    09/18/97     69.5      9.400          960.33
 800225450           125,800.00        125,800.00    08/14/97    07/14/27    358.39    09/14/97     85.0     12.150        1,308.54
 800226730            23,000.00         22,832.59    07/20/97    06/20/12    177.60    09/20/97     82.1     10.150          249.27
 800234130            37,980.00         37,758.33    08/22/97    07/22/07    118.65    09/22/97     80.8      9.900          499.81
 800240210            47,000.00         47,000.00    08/02/97    07/02/12    177.99    09/02/97     84.6     12.400          576.23
 800243032            49,000.00         49,000.00    07/27/97    06/27/12    177.83    08/27/97     85.5     10.300          535.59
 800244188            41,600.00         41,582.47    08/18/97    07/18/12    178.52    09/18/97     39.2      9.800          441.96
 800247819            18,400.00         18,288.03    08/16/97    07/16/07    118.45    09/16/97     89.9     11.550          259.22
 800247959            39,868.00         39,868.00    08/08/97    07/08/12    178.19    09/08/97     89.9     11.150          456.90
 800252256            25,400.00         25,211.76    08/15/97    07/15/07    118.42    09/15/97     85.7     11.150          352.05
 800252348            22,800.00         22,800.00    08/07/97    07/07/12    178.16    09/07/97     41.4      9.650          240.15
 800252512            71,200.00         71,162.96    08/14/97    07/14/12    178.39    09/14/97     89.4     10.990          808.81
 800252553            21,260.00         21,260.00    08/09/97    07/09/12    178.22    09/09/97     89.9     11.150          243.65
 800253114            27,337.00         27,337.00    09/01/97    08/01/12    179.00    09/01/97     85.1     10.300          298.80
 800253973            33,695.00         33,695.00    09/01/97    08/01/12    179.00    09/01/97     89.7     11.550          394.69
 800254005            88,136.00         87,921.79    08/08/97    07/08/27    358.19    09/08/97     73.4      9.800          760.46
 800254187            26,000.00         26,000.00    08/07/97    07/07/07    118.16    08/07/97     76.9     13.750          399.79
 800255432            58,348.00         58,348.00    08/28/97    07/28/27    358.85    08/28/97     55.5     10.400          529.37
 800259483            23,600.00         23,600.00    08/09/97    07/09/12    178.22    08/09/97     82.0     10.300          257.96
 800261125            46,500.00         46,500.00    08/14/97    07/14/17    238.39    09/14/97     62.0     11.250          487.90
 800264723            35,500.00         35,500.00    09/01/97    08/01/17    239.00    09/01/97     58.1      9.550          332.07
 800265159           125,500.00        125,500.00    08/22/97    07/22/17    238.65    08/22/97     89.9     11.550        1,342.70
 800265241            44,500.00         44,500.00    09/01/97    08/01/12    179.00    09/01/97     87.2     11.400          517.02
 800266116            59,200.00         59,200.00    08/23/97    07/23/17    238.68    09/23/97     80.0     13.250          704.14
 800266306            52,900.00         52,841.59    08/22/97    07/22/12    178.65    09/22/97     87.4     11.050          602.92
 800266504            82,000.00         82,000.00    09/01/97    08/01/17    239.00    09/01/97     73.4     10.300          807.68
 800268385            42,270.00         42,120.08    08/23/97    07/23/07    118.68    09/23/97     84.8     11.850          602.79
 800268419            33,546.00         33,521.20    08/14/97    07/14/07    118.39    09/14/97     58.9     10.650          455.48
 800269987            22,981.00         22,981.00    09/01/97    08/01/07    119.00    09/01/97     49.9     10.150          305.61
 800270852            70,000.00         70,000.00    08/21/97    07/21/12    178.62    08/21/97     87.5     11.150          802.22
 800271694            25,700.00         25,437.81    08/21/97    07/21/07    118.62    09/21/97     64.4      9.650          334.67
 800271728            52,000.00         51,850.98    08/21/97    07/21/12    178.62    09/21/97     42.4      9.650          547.71
 800271900            56,500.00         56,500.00    08/16/97    07/16/17    238.45    08/16/97     84.6     10.300          556.51
 800272007            50,800.00         50,531.06    08/23/97    07/23/07    118.68    09/23/97     81.5      9.900          668.52
 800272577            41,800.00         41,694.17    08/25/97    07/25/17    238.75    09/25/97     84.4      9.900          400.61
 800272635            37,716.00         37,716.00    09/01/97    08/01/17    239.00    09/01/97     82.9      9.900          361.47
 800276842            35,200.00         35,200.00    09/01/97    08/01/07    119.00    09/01/97     78.7      9.900          463.22
 800280547            48,800.00         48,800.00    09/01/97    08/01/12    179.00    09/01/97     71.4      9.900          521.43
 800281149            76,500.00         76,500.00    09/01/97    08/01/27    359.00    09/01/97     86.9     11.300          745.92
 800282824            47,100.00         47,100.00    09/01/97    08/01/12    179.00    09/01/97     84.7      9.900          503.26
 800286205            31,799.00         31,799.00    09/05/97    08/05/12    179.11    09/05/97     81.5      9.900          339.77
 ----------------------------------------------------                        ------                 -------------------------------
        49         2,316,750.00      2,314,271.06                            218.48                 76.9     10.788       25,376.22
       319        20,066,219.00     20,038,877.39                            223.54                 77.9     11.475      212,354.66
     1,306        75,362,925.00     75,270,504.81                            221.18                 77.7     11.558      802,561.46


                                   EXHIBIT H-2

                      MORTGAGE LOAN SCHEDULE FOR SUB-POOL 2

                                                                                                                    Page 1 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800026429    FOSTER THOMAS E            480 NEW BRIDGE RD                RISING SUN                MD        21911
27     27       800041303    CRISP CHARLOTTE A          108 S DUPONT ST                  WILMINGTON                DE        19804
27     27       800059628    BLACK JOHN W               216 FORSTER STREET               HARRISBURG                PA        17102
27     27       800094781    CALAMUSA JOHN              47 4TH ST                        GLEN COVE                 NY        11542
27     27       800111387    DURINA MARK A              3294 BUCKHORN DRIVE              CLEARWATER                FL        34621
27     27       800140469    SOLIDAY KEVIN B            21 LAKESHORE DR                  OAKLAND                   NJ        07436
27     27       800174294    CONTE MARIO                40 EASTERN AVE                   OSSINING                  NY        10562
27     27       800109100    EDWARDS BENJAMIN H         14923 LAKE AZURE DRIVE           ORLANDO                   FL        32824
27     27       800118002    JACKSON BERNADETTE         3205 DAKOTA STREET               PHILADELPHIA              PA        19132
27     27       800118960    HAGGERTY ANTHONY           301 BREWERY ROAD                 NEW CITY                  NY        10994
27     27       800129454    COCKRELL TERESA J          13 39TH ST                       COPIAGUE                  NY        11726
27     27       800143331    WELKER DENNIS M            313 WASHINGTON ST                TAMAQUA                   PA        18252
27     27       800147902    SCHWAB DAVID A             1411 BANYAN CIR                  POMPANO BEACH             FL        33069
27     27       800151045    BRUCE EDWARD F             145 ASPETUCK RIDGE ROAD          NEW MILFORD               CT        06776
27     27       800155236    BRICKNER THEODORA          8 GALLO COURT                    LAWRENCEVILLE             NJ        08648
27     27       800155368    JASINSKI SUSAN A           2913 SELMA STREET                JACKSONVILLE              FL        32205
27     27       800164733    RITTER STEVEN J            715 HALFWAY DRIVE                MYERSTOWN                 PA        17067
27     27       800166068    OLIVERA ALDO               2423 87TH ST                     EAST ELMHURST             NY        11369
27     27       800167512    ROSE VERONICA L            5114 QUEENSBERRY AVENUE          BALTIMORE                 MD        21215
27     27       800170169    JAMIL SYED                 91-15 48TH AVE                   ELMHURST                  NY        11373
27     27       800171001    HEEREN RICHARD W           54 MANNING PL                    KEANSBURG                 NJ        07734
27     27       800173650    GRAZIANO MARC A            16 ERICA LYNNE WAY               HAMILTON                  NJ        08690
27     27       800176356    LONGO DIANE                LOT 650 SECTION 4 INDEPEND       MASTHOPE RAPIDS           PA        18435
27     27       800177677    FASIG RANDY V              1037 AMITY STREET                READING                   PA        19602
27     27       800180234    VANATTA JEFF A             100 MARKET STREET                MIFFLINVILLE              PA        18631
27     27       800182495    WHITTLE MARION             739 QUINNIPIAC AVENUE            NEW HAVEN                 CT        06516
27     27       800182784    MOMPLAISIR ULRICK          1462 E 55TH ST                   BROOKLYN                  NY        11234
27     27       800184970    HAYWOOD MORZETTE           9 VALLEY AVE                     NEWBURGH                  NY        12550
27     27       800185647    ARNDT JAMES R              423 LEHMAN ST                    LEBANON                   PA        17046
27     27       800186124    MAZZA DOREEN               19 FALCON COURT                  FARMINGVILLE              NY        11738
27     27       800188708    SCALFARO KELLY A           5176 HUCKLEBERRY ROAD            ALLENTOWN                 PA        18042
27     27       800190159    CURTIS SHARON A            4743 CRAYTON ROAD                WEST SPRINGFIELD          PA        16443
27     27       800190332    DIGLIO BARBARA J BATES     4523 BROAD RD                    SYRACUSE                  NY        13215
27     27       800191090    MAZZEO PASQUALE            37 LAKE AVE                      ST JAMES                  NY        11780
27     27       800192619    CHAPMAN LORI A             1012-14 SECOND AVENUE            ALTOONA                   PA        16602
27     27       800193872    VEGA RAUL C.               702 LAKE BISCAYNE WAY            ORLANDO                   FL        32824
27     27       800194425    ABELOFF EDWIN J            304 MAPLEWOOD DRIVE              DICKSON CITY              PA        18447
27     27       800194508    SHOTT NATALIE P            19 CLINTON ST                    SOUTH RIVER               NJ        08882
27     27       800196610    CONNELLY PHYLLIS A         371 EDMONDS AVENUE               DREXEL HILL               PA        19026
27     27       800196883    BABIARZ JOHN A             15 PARKER AVENUE                 MADISON                   CT        06443
27     27       800196982    ANTHONY JOSEPH HARRELL     211 NORTH CONE STREET            WILSON                    NC        27893
27     27       800197014    BOYENS JUANITA             1834 WEST ALBANUS STREET         PHILADELPHIA              PA        19141
27     27       800197337    CURCIO ROBERT LOUIS        139 BROADWAY                     HAMMONTON                 NJ        08037
27     27       800197477    SABO TODD M                RD 1 BOX 383                     ELYSBURG                  PA        17824
27     27       800197618    VAZQUEZ ALBERT             2 SIXTH STREET                   RIDGEFIELD PARK           NJ        07660
27     27       800200230    NEARY MICHAEL J.           173 TASHUA RD                    TRUMBULL                  CT        06611
27     27       800200628    VAN ANTHONY W              474 GENESEE ST                   BUFFALO                   NY        14204
27     27       800201154    WEISNER LILLIANA           317 45TH STREET                  BROOKLYN                  NY        11220
27     27       800203580    EVANS LISA                 91 DEBEVOISE AVE                 ROOSEVELT                 NY        11575
27     27       800203770    WOODCOCK JOSEPH C          450 DOUGLAS BRANCH ROAD          ROCKY FORD                GA        30455
27     27       800205098    BAPTISTE WAYNE             267 BLEECKER STREET              BROOKLYN                  NY        11237
27     27       800205122    WILKERSON RACHEL J         2111 S BRADDOCK AVENUE           PITTSBURGH                PA        15218
27     27       800205833    BOWMAN JOHN                5 HAVEN ROAD                     OLDBRIDGE                 NJ        08857
27     27       800206526    DONER MARCELETTE TONI      10830 MORSE ROAD                 PATASKLA                  OH        43062
27     27       800206666    SCANDELL SHAWN             AIRPORT RD                       MONGAUP VALLEY            NY        12762
27     27       800207193    CELLUPICA DIANE            250 STOODLEY PLACE               SCHENECTADY               NY        12303
27     27       800207763    GROSSEN HANS               601 LAKE BISCAYNE WAY            ORLANDO                   FL        32824
27     27       800207888    BERTOLACCI ROBERT          8 PHYLLIS PLACE                  RYE BROOK                 NY        10573
27     27       800207920    BAKER ROBERT H             3 BLAIR LANE                     BROOKHAVEN                NY        11719
27     27       800207979    VLACICH MICHAEL A          8 WELDON LANE                    COMMACK                   NY        11725
27     27       800208233    ASSIS LUIZ C.              39 PINCUSHION ROAD               FRAMINGHAM                MA        01701
27     27       800208506    CALDWELL WILLIAM R         8-10 LESTER STREET               ANSONIA                   CT        06401



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800026429           148,750.00       148,248.72      12/01/96     11/01/26    10.625     10.625     16.625      6.750
 800041303            82,800.00        82,569.62      03/01/97     02/01/27     9.875      8.875     15.875      5.000
 800059628            63,200.00        62,933.13      03/01/97     02/01/27     8.625      7.625     14.625      3.750
 800094781           110,000.00       109,490.04      04/01/97     03/01/27     7.375      7.375     13.375      3.500
 800111387            99,000.00        98,788.85      04/01/97     03/01/27    10.250      9.250     16.250      5.750
 800140469           230,350.00       230,049.82      06/01/97     05/01/27    10.125     10.125     16.125      6.500
 800174294            80,000.00        79,908.85      06/01/97     05/01/27    10.750      9.750     16.750      6.250
 800109100            98,900.00        98,787.31      06/01/97     05/01/27    10.750      9.750     16.750      6.500
 800118002            24,000.00        23,881.97      05/01/97     04/01/27    10.625      9.625     16.625      6.000
 800118960           199,800.00       199,693.67      08/01/97     07/01/27     9.125      9.125     15.125      5.500
 800129454            93,600.00        93,468.26      05/01/97     04/01/27    11.125     10.125     17.125      7.250
 800143331            27,000.00        26,967.62      06/01/97     05/01/27    10.625      9.625     16.625      6.000
 800147902           160,780.00       160,506.84      05/01/97     04/01/27    10.250      9.250     16.250      6.000
 800151045           196,000.00       195,908.56      08/01/97     07/01/27     9.750      8.750     15.750      5.000
 800155236           101,600.00       101,507.30      07/01/97     06/01/27     9.875      8.875     15.875      6.000
 800155368            66,600.00        66,336.64      07/01/97     06/01/27    10.250      9.250     16.250      5.750
 800164733           115,000.00       114,940.83      07/01/97     06/01/27    12.500     11.500     18.500      8.500
 800166068           154,800.00       154,676.42      07/01/97     06/01/27    10.500      9.500     16.500      6.750
 800167512            27,950.00        27,912.57      07/01/97     06/01/27    10.000      9.000     16.000      5.500
 800170169           110,500.00       110,368.01      06/01/97     05/01/27    11.875     10.875     17.875      7.250
 800171001            44,000.00        43,886.76      08/01/97     07/01/27    11.000     10.000     17.000      7.000
 800173650           164,000.00       163,943.09      08/01/97     07/01/27    11.125     11.125     17.125      8.250
 800176356            50,000.00        49,956.96      07/01/97     06/01/27    10.125     10.125     16.125      6.250
 800177677            42,320.00        42,310.05      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800180234            39,000.00        38,979.47      07/01/97     06/01/27    12.250     11.250     18.250      7.000
 800182495            33,600.00        33,600.00      09/01/97     08/01/27     9.625      9.625     15.625      6.000
 800182784           191,700.00       191,615.20      08/01/97     07/01/27    10.000      9.000     16.000      5.500
 800184970            68,400.00        68,400.00      09/01/97     08/01/27    11.250     10.250     17.250      6.450
 800185647            41,300.00        41,289.43      08/01/97     07/01/27    12.500     11.500     18.500      8.500
 800186124           115,600.00       115,459.67      08/01/97     07/01/27    11.000     10.000     17.000      6.500
 800188708            95,900.00        95,593.70      07/01/97     06/01/27    11.000     10.000     17.000      6.250
 800190159            53,910.00        53,891.80      08/01/97     07/01/27    11.250     10.250     17.250      7.250
 800190332           100,000.00        99,962.35      08/01/97     07/01/27    10.750      9.750     16.750      6.000
 800191090           150,500.00       150,415.62      08/01/97     07/01/27     8.875      8.875     14.875      5.250
 800192619            37,255.00        37,243.10      08/01/97     07/01/27    11.500     10.500     17.500      8.000
 800193872           100,755.00       100,755.00      09/01/97     08/01/27    10.500      9.500     16.500      6.750
 800194425           120,700.00       120,534.63      07/01/97     06/01/27     9.875      8.875     15.875      4.750
 800194508            65,970.00        65,938.39      08/01/97     07/01/27     9.625      9.625     15.625      5.750
 800196610            63,700.00        63,670.28      09/01/97     08/01/27     9.750      8.750     15.750      5.000
 800196883           172,000.00       172,000.00      09/01/97     08/01/27    11.125     11.125     17.125      8.500
 800196982            34,000.00        33,973.59      08/01/97     07/01/27    10.625     10.625     16.625      6.500
 800197014            33,600.00        33,575.41      07/01/97     06/01/27    10.875      9.875     16.875      6.000
 800197337            76,500.00        76,472.72      08/01/97     07/01/27    11.000     10.000     17.000      7.500
 800197477            49,300.00        49,277.00      08/01/97     07/01/27     9.750      8.750     15.750      5.250
 800197618           157,000.00       156,852.92      07/01/97     06/01/27     9.750      8.750     15.750      6.250
 800200230           136,000.00       136,000.00      09/01/97     08/01/27    10.750      9.750     16.750      6.500
 800200628            73,444.00        73,444.00      09/01/97     08/01/27     9.375      8.375     15.375      5.500
 800201154           182,750.00       182,686.59      08/01/97     07/01/27    11.125     11.125     17.125      7.500
 800203580           100,000.00        99,976.48      08/01/97     07/01/27    12.875     11.875     18.875      8.250
 800203770            49,600.00        49,484.87      07/01/97     06/01/17    11.000     10.000     17.000      6.500
 800205098           135,000.00       134,931.82      08/01/97     07/01/27     9.375      9.375     15.375      5.750
 800205122            42,000.00        41,990.63      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800205833           126,400.00       126,400.00      09/01/97     08/01/27     9.375      9.375     15.375      5.800
 800206526           145,800.00       145,800.00      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 800206666           106,425.00       106,369.83      09/01/97     08/01/27     9.250      8.250     15.250      4.500
 800207193            82,450.00        82,422.16      08/01/97     07/01/27    11.250     10.250     17.250      6.500
 800207763           128,000.00       127,886.28      07/01/97     06/01/27    10.000      9.000     16.000      6.000
 800207888           146,700.00       146,641.71      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800207920           200,000.00       199,867.98      08/01/97     07/01/27    11.375     10.375     17.375      6.750
 800207979           157,250.00       157,189.18      08/01/97     07/01/27    10.625     10.625     16.625      7.500
 800208233           146,625.00       146,565.15      08/01/97     07/01/27    10.375     10.375     16.375      6.500
 800208506            99,200.00        99,200.00      09/01/97     08/01/27    13.000     12.000     19.000      8.650

                                                                                                                    Page 2 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800209728    MILLER MELISSA A           807 THORNE STREET                HORSEHEADS                NY        14845
27     27       800210064    CRONEN RICHARD G           BOX 2103 GOLD KEY LAKE           MILFORD                   PA        18337
27     27       800210312    LAMENDOLA JOYCE            816 JOHNSON AVENUE               RONKONKOMA                NY        11779
27     27       800210510    OROZCO IGNACIO A           1108 FOLLY RD                    CHARLESTON                SC        29412
27     27       800212458    TOPORKIEWICZ WLADYSLAWA    37 AVENUE E                      LODI                      NJ        07644
27     27       800212995    UFFELMAN JOHN R            204 COTTONWOOD DRIVE             OAKDALE                   PA        15071
27     27       800213001    CHARETTE THOMAS J          310 HIGHLAND STREET              HAWLEY                    PA        18428
27     27       800213035    KIDWELL RONALD J           3130 STOP EIGHT                  DAYTON                    OH        45414
27     27       800213647    HARKINS ROBBIN LYNN        7 MAGNOLIA TRAIL                 DELTA                     PA        17314
27     27       800213670    CONWAY JASON M             601 SCHUYLKILL AVENUE            POTTSVILLE                PA        17901
27     27       800214462    MONICO JOSEPH J            97 LINCOLN AVENUE                W MILFORD                 NJ        07480
27     27       800215253    BRANDT LAURIE A            5 HOWARD STREET                  VERONA                    NJ        07044
27     27       800216095    GOJANI LEKE                40 ELAINE TERRACE                YONKERS                   NY        10701
27     27       800216400    TES SARITH                 703 EAST LEHMAN STREET           LEBANON                   PA        17046
27     27       800216525    GRILLONE ROSANNE           861 51ST AVENUE SOUTH            ST PETERSBURG             FL        33705
27     27       800216715    HEREDIA GUSTAVO G          48 SUMMIT ST                     WINDHAM                   CT        06225
27     27       800216921    OWENS RICHARD E            806 PHILO STREET                 SCRANTON                  PA        18508
27     27       800217184    HENRY WALTER J             1015 JENNINGS STREET             BETHLEHEM                 PA        18017
27     27       800217341    HABIB ANA L.               245 NORTHEAST 28TH TERRACE       BOCA RATON                FL        33341
27     27       800217671    ROMANO PAUL D.             435 MEADOWOOD ROAD               JACKSON                   NJ        08527
27     27       800217960    MODANESI ALBERINDA         15 TAFT AVENUE                   ISLIP                     NY        11751
27     27       800218448    KORFF J SCOTT              1601 JAMES STREET                SYRACUSE                  NY        13203
27     27       800219396    KONSTANTINOV CHARLES       361 RIDER AVE                    PATCHOGUE                 NY        11772
27     27       800219743    SCHWALB STEVEN             105 RIVIERA PARKWAY              LINDENHURST               NY        11751
27     27       800220816    OUTLAW ROBERTA             184 JULIA TERRACE                MIDDLETOWN                CT        06457
27     27       800220899    ELSAYED AHMED              307 N 6TH STREET                 ALLENTOWN                 PA        18102
27     27       800221178    ACOCELLA VINCENT           31 OAK TERRACE                   SUFFERN                   NY        10901
27     27       800221681    COZZI RICHARD C.           425 FARWOOD ROAD                 HADDONFIELD               NJ        08033
27     27       800222002    FERNANDEZ RAFAEL           111 DUER LANE                    STATEN ISLAND             NY        10305
27     27       800222150    ADVINCULA ANTONIO          4489 GARWOOD DRIVE               LADSON                    SC        29456
27     27       800224537    SMITH EARL                 168 N 19TH ST                    EAST ORANGE               NJ        07017
27     27       800224552    AUGUST WARREN              681 LOWELL AVENUE                CENTRAL ISLIP             NY        11722
27     27       800224800    BAUER GEORGE V             90 NORTH MAIN STREET             BETHLEHEM                 CT        06751
27     27       800224941    ROHLAND CHRISTOPHE A       477 NEW STREET                   LEBANON                   PA        17046
27     27       800225195    POL JOHN A                 1297 DORIS DRIVE                 POTTSTOWN                 PA        19464
27     27       800225294    CELA LEGRAND               245 LITTLETON AVENUE             NEWARK                    NJ        07103
27     27       800225740    BOWLING DIANTHA K          40 EAST LITCHFIELD ROAD          LITCHFIELD                CT        06759
27     27       800226045    TOMMASONE STEVEN A         1337 PAUL AVE                    SCHENECTADY               NY        12306
27     27       800226177    SHTRAKHMAN SERGEY          48 VICTORIA RD                   STATEN ISLAND             NY        10312
27     27       800226201    MOSLEY LOVELL              92 ELLIOT AVE                    YONKERS                   NY        10701
27     27       800226607    WOHL CARL                  258 ROONEY COURT                 EAST BRUNSWICK            NJ        08816
27     27       800226904    CREMARD THERESA L          13032 VALLEY VIEW DRIVE          CLARKS SUMMIT             PA        18411
27     27       800227043    SERENO MICHAEL             18 LAFAYETTE AVENUE              SUMMIT                    NJ        07801
27     27       800227050    SCHELL KARL E              841 LOCUST GROVE ROAD            MIDDLETOWN                PA        17057
27     27       800227068    CARMICHAEL SHENAZ          33 EVELYN PLACE                  BRONX                     NY        10468
27     27       800227563    VANE MONTE                 40 AVE C                         HOLBROOK                  NY        11741
27     27       800227571    GUERRIRO NUNZIO            109 CARTER AVENUE                NEWBURGH                  NY        12550
27     27       800228009    PULICE ROCCO               2871 WATERBURY AVE               BRONX                     NY        10461
27     27       800228082    BAYCROFT JOHN MICHAEL      34 LAURELCREST DRIVE             MADISON                   CT        06443
27     27       800228207    WHITE DAVID                10 MOLLY PITCHER DRIVE           MANALAPAN                 NJ        07726
27     27       800228504    FIDDERMAN RANDOLPH         14 HACKNEY CIRCLE                LINCOLN                   DE        19960
27     27       800228835    PRIGIAN MASIS              167 CEDAR STREET                 CLIFFSIDE PARK            NJ        07010
27     27       800229221    HINES SUSAN S              310 MACKENZIE DRIVE              WEST CHESTER              PA        19380
27     27       800229858    MARINO PAUL F              10 W SPRING GARDEN STREET        PALMYRA                   NJ        08065
27     27       800229965    RAMIREZ EDWARD             15 HADLEY AVENUE                 CLIFTON                   NJ        07011
27     27       800230013    DAVIS RAYMOND C            33 WILLOW GROVE WAY              MANALAPAN                 NJ        07726
27     27       800230385    NASSEEM MICHEL             76 ALEXANDER AVE                 STATEN ISLAND             NY        10312
27     27       800230567    GREENBERG KENNETH L.       8 PATRICIAN LANE                 MEDFORD                   NY        11763
27     27       800230914    CARRASQUILLO JOSE M        628 N 12TH STREET                ALLENTOWN                 PA        18102
27     27       800231144    BARDELL CONSTANCE LYNN     1224 26TH STREET NORTH           ST PETERSBURG             FL        33713
27     27       800231557    MCMILLAN VALERIA O         2 SILVER LAKE ROAD               DINGMANS FERRY            PA        18328
27     27       800231961    MADDEN ALAN T              1028 CUTLER STREET               SCHENECTADY               NY        12307



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800209728            57,600.00        57,577.11      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800210064            96,480.00        96,425.91      09/01/97     08/01/27     8.875      7.875     14.875      3.750
 800210312           144,000.00       143,878.70      07/01/97     06/01/27    10.250      9.250     16.250      6.250
 800210510            63,750.00        63,687.05      08/01/97     07/01/27     9.500      8.500     15.500      5.500
 800212458            89,250.00        89,250.00      09/01/97     08/01/27    10.375     10.375     16.375      6.500
 800212995            66,950.00        66,925.47      08/01/97     07/01/27    10.875      9.875     16.875      5.500
 800213001            85,000.00        84,911.54      08/01/97     07/01/27     9.250      8.250     15.250      4.500
 800213035            51,500.00        51,477.82      08/01/97     07/01/27    10.125      9.125     16.125      5.000
 800213647            60,000.00        59,925.89      07/01/97     06/01/27    10.375      9.375     16.375      5.750
 800213670            35,600.00        35,591.63      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800214462            76,800.00        76,800.00      09/01/97     08/01/27    10.000      9.000     16.000      5.500
 800215253           199,750.00       199,682.57      08/01/97     07/01/27    11.250     10.250     17.250      6.500
 800216095           127,500.00       127,500.00      09/01/97     08/01/27    10.125     10.125     16.125      6.500
 800216400            64,350.00        64,321.53      08/01/97     07/01/27    10.000      9.000     16.000      6.750
 800216525            62,910.00        62,910.00      09/01/97     08/01/27    10.000      9.000     16.000      5.750
 800216715            70,650.00        70,622.68      08/01/97     07/01/27    10.625      9.625     16.625      6.000
 800216921            44,010.00        43,992.51      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800217184            60,350.00        60,350.00      09/01/97     08/01/27    11.125     10.125     17.125      6.250
 800217341           127,500.00       127,408.66      08/01/97     07/01/27    11.000     10.000     17.000      6.250
 800217671           207,200.00       207,200.00      09/01/97     08/01/27     8.625      7.625     14.625      3.500
 800217960            81,000.00        81,000.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 800218448           117,000.00       117,000.00      09/01/97     08/01/27    10.750      9.750     16.750      6.750
 800219396            84,800.00        84,778.29      08/01/97     07/01/27    12.500     11.500     18.500      8.000
 800219743           127,500.00       127,458.12      08/01/97     07/01/27    11.375     10.375     17.375      7.500
 800220816           106,250.00       106,218.74      08/01/97     07/01/27    11.875     10.875     17.875      7.250
 800220899            44,100.00        44,100.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800221178           130,500.00       130,500.00      09/01/97     08/01/27    12.250     11.250     18.250      7.250
 800221681            98,400.00        98,368.55      08/01/97     07/01/27    11.500     10.500     17.500      7.000
 800222002           117,000.00       117,000.00      10/01/97     09/01/27     9.875      9.875     15.875      6.250
 800222150            68,000.00        67,966.55      08/01/97     07/01/27     9.500      8.500     15.500      4.500
 800224537            64,000.00        63,948.92      07/01/97     06/01/27    10.500      9.500     16.500      5.500
 800224552            67,500.00        67,467.67      08/01/97     07/01/27     9.625      8.625     15.625      4.875
 800224800           118,800.00       118,705.17      08/01/97     07/01/27    10.500      9.500     16.500      6.000
 800224941            36,000.00        35,986.81      08/01/97     07/01/27    10.875      9.875     16.875      7.250
 800225195            65,000.00        64,964.50      08/01/97     07/01/27     9.000      8.000     15.000      4.250
 800225294            39,000.00        38,989.74      08/01/97     07/01/27    12.375     11.375     18.375      6.750
 800225740           264,000.00       263,915.63      08/01/97     07/01/27    11.500     10.500     17.500      8.000
 800226045           123,250.00       123,250.00      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 800226177           156,800.00       156,753.87      08/01/97     07/01/27    11.875     11.875     17.875      8.250
 800226201           198,000.00       197,862.04      07/01/97     06/01/27    11.125     10.125     17.125      6.250
 800226607           114,000.00       113,893.19      08/01/97     07/01/27     9.750      8.750     15.750      5.250
 800226904            90,000.00        89,978.84      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800227043           224,000.00       224,000.00      10/01/97     09/01/27    12.625     11.625     18.625      8.400
 800227050           121,300.00       121,251.80      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800227068           148,750.00       148,707.44      08/01/97     07/01/27    12.000     11.000     18.000      7.500
 800227563            99,375.00        99,337.58      09/01/97     08/01/27    10.750     10.750     16.750      7.400
 800227571           115,000.00       114,937.18      08/01/97     07/01/27     9.000      8.000     15.000      5.500
 800228009           193,500.00       193,361.37      08/01/97     07/01/27    11.000     10.000     17.000      6.500
 800228082           202,500.00       202,425.81      08/01/97     07/01/27    10.875      9.875     16.875      6.000
 800228207           350,000.00       349,857.12      08/01/97     07/01/27    10.375      9.375     16.375      5.750
 800228504           115,200.00       115,154.22      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800228835           263,500.00       263,383.43      08/01/97     07/01/27    10.000      9.000     16.000      6.500
 800229221           214,200.00       214,200.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800229858           112,000.00       111,971.34      09/01/97     08/01/27    12.500     11.500     18.500      8.500
 800229965            52,790.00        52,773.13      08/01/97     07/01/27    11.500     10.500     17.500      6.500
 800230013           158,000.00       157,913.70      08/01/97     07/01/27     9.000      8.000     15.000      5.500
 800230385           162,000.00       161,937.34      08/01/97     07/01/27    10.625      9.625     16.625      5.750
 800230567            85,750.00        85,750.00      09/01/97     08/01/27    12.250     11.250     18.250      6.750
 800230914            61,000.00        60,978.83      09/01/97     08/01/27    11.125     10.125     17.125      6.250
 800231144            48,750.00        48,750.00      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 800231557           110,500.00       110,500.00      09/01/97     08/01/27    11.125     10.125     17.125      6.250
 800231961            42,500.00        42,500.00      09/01/97     08/01/27    12.350     11.350     18.350      7.500

                                                                                                                    Page 3 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800231995    HOOPER DAVID A             49 MORNINGSIDE DR                WALPOLE                   MA        02081
27     27       800232290    PRESSIMONE ROY             62 CONSTABLE LANE                LEVITTOWN                 NY        11756
27     27       800232589    HENDERSHOT JACK            1662 DONALD ROAD                 EFFORT                    PA        18330
27     27       800233108    KANNER BONNIE              25251 HILLTOP DRIVE              BEACHWOOD                 OH        44122
27     27       800233165    REICHARD ROBERT J          507 BANKS STREET                 NORTHAMPTON               PA        18067
27     27       800233306    LAVELANET GILBERT          81 CASE ROAD                     PORT JERVIS               NY        12771
27     27       800233546    CASSE EDMUND H             2791 DEERFIELD ROAD              NOYAC                     NY        11963
27     27       800233652    MERCADO ELVIN              2 MOUNTAIN LAUREL DRIVE          EFFORT                    PA        18330
27     27       800233785    CHAVIES ANTHONY            101 MILBURN AVENUE               HEMPSTEAD                 NY        11550
27     27       800233868    DHARIA PRAKASH C           518 LIBERTY AVENUE               JERSEY CITY               NJ        07307
27     27       800234064    SIMON S REBECCA            1005 ALLEGHENY STREET            HOLLIDAYSBURG             PA        16648
27     27       800234072    ROBISON THOMAS L           565 CEDARCREST DRIVE             DUNCANSVILLE              PA        16635
27     27       800234106    JACOBS BARRY D             6 PENZA CT                       DILLSBURG                 PA        17019
27     27       800234254    TIDIANI ABDOUL             829 E 165TH ST.                  BRONX                     NY        10401
27     27       800234338    SINGLETON ELIJAH           137 TIFFANY TRAIL                RIVERDALE                 GA        30274
27     27       800234361    WEISS ARNOLD               9 PARK FOREST DR                 AMHERST                   NY        14221
27     27       800234411    MOHAMED MOHAMED            150 CATHERINE STREET             STATEN ISLAND             NY        10302
27     27       800234429    ALLEN OLIVE                710 CAROLINA AVENUE              FT LAUDERDALE             FL        33312
27     27       800234536    LEE CHONG HEE              20 LONG DRIVE                    WESTBOROUGH               MA        01581
27     27       800234551    WILSON CARLOTTA            146 YAUN RD                      LIVINGSTON MANOR          NY        12758
27     27       800234932    SULLIVAN THOMAS            216 N POPLAR ST                  N MASSAPEQUA              NY        11758
27     27       800235186    CRUZ CHRISTINA             87 22 97 ST                      WOODHAVEN                 NY        11421
27     27       800235566    JEFFRIES MARTHA L.         3202 FITZGERALD PLACE            GREENSBORO                NC        27405
27     27       800235749    MENDOZA MANUEL             281 WYCOFF ST                    BROOKLYN                  NY        11217
27     27       800235863    VICKERS BARBARA            41 UNDERWOOD STREET              NEWARK                    NJ        07106
27     27       800235939    HOOPER DONALD LEE          4355 BLOSSOM LN                  PRINCE FREDERICK          MD        20678
27     27       800235988    BREWER ARTHUR W            38-40 EAST COREY STREET          PLAINS                    PA        18705
27     27       800236002    STATEN CAROLYN S           751 HWY 92 NORTH                 FAYETTEVILLE              GA        30214
27     27       800236135    FREHLEY JEANETTE J         30 POCANTICO RIVER ROAD          PLEASANTVILLE             NY        10570
27     27       800236192    KWIATKOWSKI BRENDA L       5125 SAWNEE LANE                 GAINESVILLE               GA        30506
27     27       800236648    SINDELL ROBERT             605 VINCENT AVE                  BRONX                     NY        10465
27     27       800236663    STOCKS ASTRID V            13227 WEST EXPOSITION DR         LAKEWOOD                  CO        80228
27     27       800236713    GREAR NINA                 36 ANTHONY STREET                NEW HAVEN                 CT        06519
27     27       800237034    ABDUL GHANI ISMAILA        115-69 217TH STREET              CAMBRIA HEIGHTS           NY        11411
27     27       800237208    HANNA STEPHEN K            RT 2 BOX 341                     COTTAGEVILLE              SC        29435
27     27       800237281    PRICE THOMAS A             624 FRONT STREET                 FREELAND                  PA        18224
27     27       800237828    SULLIVAN ALLEN             506 HARMONY ROAD                 NEW BRIGHTON              PA        15066
27     27       800237935    BREWINGTON EUGENIA         3 SENECA ROAD                    MOUNT POCONO              PA        18344
27     27       800238263    LATZA ROBERT S             235 ROBERTSON WAY                LINCOLN PARK              NJ        07035
27     27       800238354    TONEY ELLTEE               50 WEST RAYMOND AVENUE           ROOSEVELT                 NY        11575
27     27       800238404    LAWRENCE ANTHONY           108 BOYDEN AVE                   MAPLEWOOD                 NJ        07040
27     27       800238552    PADEN RONALD               222 RYANS RUN                    BOOTHWYN                  PA        19061
27     27       800238560    MERCADO ILIANA             86 111 MARENGO STREET            HOLLISWOODS               NY        11423
27     27       800238578    TONER LISA E               478 ALLEN ROAD                   BEAVER FALLS              PA        15010
27     27       800238602    DESOTELLE JOHN D           RR 1 BOX 1472                    SAYLORSBURG               PA        18353
27     27       800238826    GHANNAM MOHAMMAD           507 MILES AVENUE                 STATEN ISLAND             NY        10312
27     27       800238891    WHITEMAN CHARLES L         32 MILL ROAD                     MORGANTOWN                PA        19543
27     27       800239105    LAMBORN RICHARD G          710 IDLEWILD DRIVE               TOBYHANNA                 PA        18466
27     27       800239139    SOTAK MARY CATHERINE       4356 AMMOND WAY                  WHITEHALL                 PA        18052
27     27       800239162    VEGA MARIA                 9-11 LAKE ST                     PATERSON                  NJ        07510
27     27       800239345    BOULWARE CHARISE D         1272 OLD COUNTRYSIDE CIRCL       STONE MOUNTAIN            GA        30083
27     27       800239485    PETITTO CHARLES            46 DORTMUNDER DRIVE              MANALAPAN                 NJ        07726
27     27       800239527    ELICKER DEVA ELLEN D       510 DULCY DRIVE                  YORK                      PA        17404
27     27       800239899    LAMORA EILEEN M            89 BROWN ST                      PAWTUCKET                 RI        02860
27     27       800239980    SCHWANGER CINDY M          245 LUMBER STREET                HIGHSPIRE                 PA        17034
27     27       800240434    CORDOVA KATHERINE          4106 WAKEFIELD CHAPEL ROAD       ANNANDALE                 VA        22003
27     27       800240699    BROWN WARREN               525 HEGEMAN AVE                  BROOKLYN                  NY        11207
27     27       800240814    NEBINGER HOWARD A          50 BOXWOOD ROAD                  MANCHESTER                PA        17345
27     27       800241119    BROMELL, MICHAEL S         2261 CHEROKEE VALLEY DRIVE       LITHONIA                  GA        30058
27     27       800241184    ROBINSON VALLISHA          49 MIDLAND PLACE                 NEWARK                    NJ        07106
27     27       800241614    HOPKINS GREGORY            26 EIGHTH STREET                 DERBY                     CT        06418
27     27       800241622    DIBENEDETTO ANNA MARIA     47 CHARTER STREET                BOSTON                    MA        02113



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800231995           128,000.00       127,903.18      08/01/97     07/01/27    10.750      9.750     16.750      5.750
 800232290           140,250.00       140,192.75      08/01/97     07/01/27    10.375     10.375     16.375      6.500
 800232589            53,100.00        53,100.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800233108           156,000.00       155,923.27      08/01/97     07/01/27     9.500      8.500     15.500      5.000
 800233165            94,500.00        94,462.45      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800233306           131,750.00       131,701.72      09/01/97     08/01/27    10.875      9.875     16.875      6.250
 800233546           467,500.00       467,500.00      09/01/97     08/01/27    11.750     10.750     17.750      7.500
 800233652           143,650.00       143,579.34      08/01/97     07/01/27     9.500      8.500     15.500      5.500
 800233785           112,500.00       112,455.30      08/01/97     07/01/27    10.500     10.500     16.500      6.875
 800233868           187,000.00       187,000.00      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 800234064            76,000.00        75,984.49      08/01/97     07/01/27    13.500     12.500     19.500      8.500
 800234072           128,250.00       128,191.79      08/01/97     07/01/27     9.875      8.875     15.875      6.000
 800234106           137,580.00       137,580.00      09/01/97     08/01/27    10.625      9.625     16.625      7.250
 800234254           124,600.00       124,600.00      09/01/97     08/01/27    10.875      9.875     16.875      6.250
 800234338            66,300.00        66,268.24      08/01/97     07/01/27     9.625      8.625     15.625      5.000
 800234361            80,000.00        79,973.23      08/01/97     07/01/27    11.375     10.375     17.375      6.750
 800234411           114,000.00       114,000.00      09/01/97     08/01/27    10.750     10.750     16.750      7.150
 800234429            81,200.00        81,171.04      09/01/97     08/01/27    11.000     10.000     17.000      6.500
 800234536           234,000.00       233,884.90      08/01/97     07/01/27     9.500      9.500     15.500      5.500
 800234551            72,000.00        72,000.00      09/01/97     08/01/27    12.500     11.500     18.500      7.000
 800234932           123,250.00       123,250.00      09/01/97     08/01/27    12.000     11.000     18.000      7.200
 800235186           270,000.00       270,000.00      10/01/97     09/01/27    11.250     10.250     17.250      7.050
 800235566            68,000.00        67,984.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800235749           204,000.00       204,000.00      09/01/97     08/01/27    11.125     11.125     17.125      7.550
 800235863           119,000.00       118,955.20      08/01/97     07/01/27    10.750      9.750     16.750      5.500
 800235939           221,000.00       220,879.28      08/01/97     07/01/27     9.000      8.000     15.000      5.500
 800235988            37,500.00        37,500.00      09/01/97     08/01/27    10.000      9.000     16.000      5.500
 800236002           182,250.00       182,179.50      08/01/97     07/01/27    10.625     10.625     16.625      7.000
 800236135           342,500.00       342,500.00      09/01/97     08/01/27     8.875      8.875     14.875      5.250
 800236192            64,000.00        64,000.00      09/01/97     08/01/27    11.500     10.500     17.500      7.000
 800236648            65,000.00        65,000.00      09/01/97     08/01/27     9.750      8.750     15.750      5.250
 800236663           135,000.00       135,000.00      09/01/97     08/01/27     9.625      8.625     15.625      5.000
 800236713            70,000.00        70,000.00      09/01/97     08/01/27    11.375     10.375     17.375      6.750
 800237034            86,000.00        85,965.82      08/01/97     07/01/27    10.500      9.500     16.500      5.500
 800237208            91,800.00        91,696.02      08/01/97     07/01/17    11.500     10.500     17.500      6.700
 800237281            48,600.00        48,600.00      09/01/97     08/01/27    10.125      9.125     16.125      5.000
 800237828            86,700.00        86,655.05      09/01/97     08/01/27     9.250      8.250     15.250      4.500
 800237935           102,000.00       101,918.59      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800238263            50,000.00        49,976.67      09/01/97     08/01/27     9.750      8.750     15.750      5.250
 800238354           102,000.00       101,964.60      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 800238404           106,200.00       106,155.47      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 800238552           142,200.00       142,152.00      08/01/97     07/01/27    11.250     10.250     17.250      6.750
 800238560           229,500.00       229,422.51      08/01/97     07/01/27    11.250     10.250     17.250      6.750
 800238578           101,237.00       101,237.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800238602            56,000.00        55,936.98      08/01/97     07/01/27     8.875      7.875     14.875      3.750
 800238826           144,500.00       144,430.78      08/01/97     07/01/27     9.625      9.625     15.625      6.000
 800238891            68,600.00        68,600.00      10/01/97     09/01/27    10.500      9.500     16.500      5.750
 800239105            31,500.00        31,500.00      09/01/97     08/01/27     9.875      9.875     15.875      6.750
 800239139           133,900.00       133,801.43      08/01/97     07/01/27    10.875      9.875     16.875      6.250
 800239162           153,000.00       152,586.66      04/01/97     03/01/27     9.125      9.125     15.125      5.500
 800239345            82,800.00        82,767.10      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800239485           149,400.00       149,337.36      08/01/97     07/01/27    10.250      9.250     16.250      6.750
 800239527           127,650.00       127,650.00      09/01/97     08/01/27    12.000     11.000     18.000      7.500
 800239899            94,500.00        94,500.00      09/01/97     08/01/27     9.375      9.375     15.375      5.750
 800239980            68,600.00        68,539.06      08/01/97     07/01/27    10.000     10.000     16.000      6.000
 800240434           250,000.00       249,880.24      08/01/97     07/01/27     9.625      9.625     15.625      5.750
 800240699           154,400.00       154,400.00      09/01/97     08/01/27    13.875     12.875     19.875      8.900
 800240814            87,000.00        86,958.32      08/01/97     07/01/27     9.625      8.625     15.625      5.000
 800241119            78,300.00        78,268.89      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800241184            97,500.00        97,464.27      08/01/97     07/01/27    10.875     10.875     16.875      6.250
 800241614            72,000.00        72,000.00      09/01/97     08/01/27    13.875     12.875     19.875      8.900
 800241622           183,750.00       183,664.27      08/01/97     07/01/27     9.750      8.750     15.750      5.000

                                                                                                                    Page 4 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800241952    LUPOLOVER IRENE            128 WOODCLIFF BLVD               MORGANVILLE               NJ        07751
27     27       800242000    ROSS DAWN S                109 BRIDGE STREET                MIDDLETOWN                CT        06457
27     27       800242133    KOPKO GEORGE J             210 LONGS GAP ROAD               CARLISLE                  PA        17013
27     27       800242174    MOLLICA DANIEL             31 SUMMIT DRIVE                  MOUNT POCONO              PA        18344
27     27       800242182    SMITH JEFFREY M            39 ACORN HILL ROAD               WOODBRIDGE                CT        06525
27     27       800242273    MITCHEM GWENDOLYN R        2150 OLD SIXTH AVENUE ROAD       DUNCANSVILLE              PA        16635
27     27       800242281    ROY JOSEPH W.              12297 68TH STREET NORTH          LARGO                     FL        33773
27     27       800242307    WEITKAMP JAMES G           17 CAMELIA LANE                  MOUNT LAUREL              NJ        08054
27     27       800242372    MUNEIL REINALDO            2012 GOLD KEY LAKES              MILFORD                   PA        18337
27     27       800242430    PERRY RICHARD A            304 FRYE AVENUE                  BENTLEYVILLE              PA        15314
27     27       800242448    DEONAUTH SRIMATIE          173-59 106TH AVE                 JAMAICA                   NY        11433
27     27       800242489    KREDEL CARL F              135 WEYBRIDGE ROAD               GIBSONIA                  PA        15044
27     27       800242596    JOHNSON ROBERT C           425 BURTON AVENUE                WASHINGTON                PA        15301
27     27       800242802    NEUMONT JOHN J             3821 SHEPARD ROAD                GIBSONIA                  PA        15044
27     27       800242851    O'BEIRNE JOHN T            156 FYCKE LANE                   TEANECK                   NJ        07666
27     27       800242901    ANNAZONE PETER J.          2706 21ST STREET WEST            LEHIGH ACRES              FL        33971
27     27       800243123    GOLD LISA M                105 7TH AVE                      WESTWOOD                  NJ        07675
27     27       800243438    MOSS SHARON A              9116 MAIN STREET                 WESTERNVILLE              NY        13486
27     27       800243636    ANGELUCCI MARIA            1316 NORTHVIEW BOULEVARD         NORRISTOWN                PA        19401
27     27       800243891    KOMAR HENRY E              219 RIDGE AVENUE                 WEST HAZLETON             PA        18201
27     27       800244162    KELLY WILLIAM J            137 SILVER STREET                GRANBY                    CT        06060
27     27       800244246    BOSTWICK HERBERT L         135 EDGEWOOD AVENUE              BROOKHAVEN                PA        19015
27     27       800244386    EWASKIO LINDA I            166 CHIMNEY HILL ROAD            WALLINGFORD               CT        06492
27     27       800244485    WOODBURY WYETT             1338 FINDLAY AVENUE              BRONX                     NY        10456
27     27       800244626    SWARTZ EDWARD A            121 ORCHARD DRIVE                NORTH SYRACUSE            NY        13212
27     27       800244667    LEONARDO DONALD            210 BUTLER AVENUE                STATEN ISLAND             NY        10307
27     27       800244766    KRUEL TIMOTHY D            RD 2 BOX 239                     LIGONIER                  PA        15658
27     27       800244832    WILLIAMS JAMES C           1663 COMMONWEALTH DRIVE          FRONT ROYAL               VA        22630
27     27       800244865    WALKER JOHN B              3605 HEATHER LANE                TOBYHANNA                 PA        18466
27     27       800245250    LIMITONE ANNUCCIA          62 GRIDLEY STREET                WEST ISLIP                NY        11795
27     27       800245409    FICCA JOSEPH V             1310 NEW LITCHFIELD STREET       TORRINGTON                CT        06790
27     27       800245482    ROBINSON LESTER R          LOT 17 MOUNTAIN VIEW ESTAT       EFFORT                    PA        18372
27     27       800245672    KING JACQUELINE C          1434 PATAPSCO STREET             BALTIMORE                 MD        21230
27     27       800245714    DELGADO DOMINGO            428 W ALLEN STREET               ALLENTOWN                 PA        18102
27     27       800246068    KOMAR HENRY E              241 WEST DIAMOND AVENUE          HAZLETON                  PA        18201
27     27       800246217    HAGERTY BERTHA             526 BARRY STREET                 STROUDSBURG               PA        18360
27     27       800246373    WEBB CARL                  137 GOLDENS BRIDGE RD            KATONAH                   NY        10536
27     27       800246431    DAVIS NORMAN               15 HUNT AVENUE                   YONKERS                   NY        10701
27     27       800246464    TAURASO VINCENT J          5 WOODHAVEN LANE                 EAST NORTHPORT            NY        11731
27     27       800246704    JOHNSON JOHNNIE D          935 PECTEN COURT                 SANIBEL ISLAND            FL        33957
27     27       800246753    BELIZAIRE JACQUES          1551 E 91ST ST                   BROOKLYN                  NY        11236
27     27       800247033    GEORGE VALERIE H           5 MARCHMONT STREET               PITTSBURGH                PA        15205
27     27       800247041    GEORGE VALERIE H           1 VALLEY STREET                  PITTSBURGH                PA        15205
27     27       800247165    CASTELLANOS JUAN OSMIN     1 MARC STREET                    RONKONKOMA                NY        11779
27     27       800247348    DUNSTON HERMAN             85 OSBORNE PLACE                 IRVINGTON                 NJ        07111
27     27       800247710    TSOULOGIANNI JOSEPH        363 BAY RIDGE PARKWAY            BROOKLYN                  NY        11233
27     27       800248486    CUNNINGHAM WILLIAM         205 4TH AVENUE                   SCOTTDALE                 PA        15683
27     27       800248569    FINE RUSSELL B             498 NORTH STREET                 WEST PITTSTON             PA        18643
27     27       800248783    DUC TRAN THANG             304 CADILLAC ST                  SYRACUSE                  NY        13208
27     27       800249054    CIRINCIONE ANDREW          10 HARRISON STREET               POUGHKEEPSIE              NY        11206
27     27       800249609    PRZEDWIECKI WENDY M        22239 WILLOW LAKES DRIVE         LUTZ                      FL        33549
27     27       800249864    COLURRA LEONARD            3186 RAWLINS AVENUE              BRONX                     NY        10465
27     27       800250029    CRAIG PETER M              185 BOWNE STREET                 PORT EWEN                 NY        12466
27     27       800250151    SAMATULSKI DONALD          NORTHWOOD ROAD                   LAKE PLACID               NY        12946
27     27       800250185    DAVIS DEBRA A              12241 GARDEN LAKE CIRCLE         ODESSA                    FL        33556
27     27       800250250    GONZALEZ JOSE R            5004 EAST HOLLAND STREET         TAMPA                     FL        33617
27     27       800250342    MILLER GINGER R            337 WOODLAND DRIVE               SOUTH HEMPSTEAD           NY        11550
27     27       800250417    LAMONICA RAYMOND WILLIAM   CEMETARY ROAD                    HAMLIN                    PA        18427
27     27       800250474    BOBB WILLARD JOSEPH        242 SHEATS LANE                  MIDDLETOWN                DE        19709
27     27       800250755    MARRERO FRANCISCO          1012 CASTLETON AVE               STATEN ISLAND             NY        10310
27     27       800250862    ROTA ANGELA                34 STEEPLECHASE DRIVE            TURNERSVILLE              NJ        08012
27     27       800250987    MCNEAL MICHAEL             2032 PRESIDIO DRIVE              MT PLEASANT               SC        29464



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800241952           257,980.00       257,862.80      09/01/97     08/01/27     9.875      8.875     15.875      6.300
 800242000            41,250.00        41,236.45      09/01/97     08/01/27    11.375     10.375     17.375      6.000
 800242133           112,680.00       112,553.20      08/01/97     07/01/27     8.875      8.875     14.875      5.000
 800242174            90,000.00        90,000.00      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 800242182           163,030.00       163,030.00      09/01/97     08/01/27    11.000     10.000     17.000      6.350
 800242273            51,820.00        51,795.83      08/01/97     07/01/27     9.750      8.750     15.750      6.500
 800242281            59,200.00        59,173.11      08/01/97     07/01/27     9.875      8.875     15.875      5.000
 800242307           113,400.00       113,341.66      08/01/97     07/01/27    12.500     11.500     18.500      8.500
 800242372            85,000.00        85,000.00      09/01/97     08/01/27    10.500      9.500     16.500      5.500
 800242430            30,400.00        30,386.55      08/01/97     07/01/27    10.000      9.000     16.000      5.250
 800242448           110,250.00       110,208.50      08/01/97     07/01/27    10.750      9.750     16.750      5.750
 800242489           153,600.00       153,563.87      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800242596            44,850.00        44,829.63      08/01/97     07/01/27     9.875      8.875     15.875      5.000
 800242802            51,000.00        50,981.82      09/01/97     08/01/27    11.000     10.000     17.000      6.500
 800242851           130,000.00       129,939.35      08/01/97     07/01/27     9.750      8.750     15.750      5.500
 800242901            76,500.00        76,454.83      08/01/97     07/01/27     8.625      7.625     14.625      4.000
 800243123           161,000.00       160,944.13      08/01/97     07/01/27    11.125     11.125     17.125      7.500
 800243438            48,000.00        48,000.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800243636           174,250.00       174,187.87      09/01/97     08/01/27    11.000     10.000     17.000      6.500
 800243891            48,000.00        47,966.55      08/01/97     07/01/27    11.125     10.125     17.125      6.250
 800244162           142,350.00       142,321.77      09/01/97     08/01/27    13.625     12.625     19.625      8.150
 800244246            94,500.00        94,461.42      07/11/97     06/11/27    10.375     10.375     16.375      6.750
 800244386            90,000.00        89,959.12      08/01/97     07/01/27     9.875      8.875     15.875      6.250
 800244485           121,500.00       121,455.48      08/01/97     07/01/27    10.875      9.875     16.875      6.000
 800244626            53,600.00        53,586.17      08/01/97     07/01/27    12.250     11.250     18.250      7.750
 800244667           145,000.00       144,853.01      08/01/97     07/01/27     9.375      9.375     15.375      5.800
 800244766           145,000.00       145,000.00      09/01/97     08/01/27     9.250      8.250     15.250      4.500
 800244832           115,600.00       115,600.00      09/01/97     08/01/27    10.125     10.125     16.125      6.250
 800244865           144,000.00       143,962.00      08/01/97     07/01/27    12.250     11.250     18.250      7.250
 800245250           108,375.00       108,281.25      08/01/97     07/01/27    10.125     10.125     16.125      6.500
 800245409           204,000.00       203,929.21      08/01/97     07/01/27    11.125     11.125     17.125      7.500
 800245482           136,850.00       136,806.27      08/01/97     07/01/27    11.500     10.500     17.500      7.250
 800245672            43,350.00        43,350.00      10/01/97     09/01/27    11.750     10.750     17.750      7.000
 800245714            49,600.00        49,600.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800246068            27,000.00        26,981.18      08/01/97     07/01/27    11.125     10.125     17.125      6.250
 800246217           125,000.00       124,885.95      08/01/97     07/01/27     9.875      8.875     15.875      5.000
 800246373           258,300.00       258,300.00      10/01/97     09/01/27     7.375      7.375     13.375      3.750
 800246431           157,250.00       157,205.01      08/01/97     07/01/27    12.000     11.000     18.000      7.500
 800246464            84,000.00        83,932.95      08/01/97     07/01/27    10.500      9.500     16.500      5.875
 800246704           304,000.00       304,000.00      08/08/97     07/08/27    11.875     10.875     17.875      7.375
 800246753           127,500.00       127,432.15      08/01/97     07/01/27     9.125      9.125     15.125      5.250
 800247033            32,500.00        32,488.09      08/01/97     07/01/27    10.875      9.875     16.875      5.500
 800247041            40,000.00        39,990.60      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800247165           140,250.00       140,202.65      08/01/97     07/01/27    11.250     10.250     17.250      7.500
 800247348            96,000.00        95,973.29      09/01/97     08/01/27    12.125     12.125     18.125      8.500
 800247710           200,000.00       199,944.34      08/01/97     07/01/27    12.125     12.125     18.125      8.500
 800248486            40,000.00        40,000.00      09/01/97     08/01/27     9.750      8.750     15.750      5.300
 800248569            77,850.00        77,816.47      09/01/97     08/01/27    10.125      9.125     16.125      5.000
 800248783            38,500.00        38,500.00      09/01/97     08/01/27    11.875     10.875     17.875      7.000
 800249054            80,000.00        80,000.00      09/01/97     08/01/27     9.875      9.875     15.875      6.500
 800249609           110,950.00       110,950.00      09/01/97     08/01/27    10.125      9.125     16.125      5.750
 800249864           174,400.00       174,400.00      09/01/97     08/01/27     9.875      9.875     15.875      6.250
 800250029            62,362.00        62,362.00      10/01/97     09/01/27    12.625     11.625     18.625      7.500
 800250151           172,000.00       172,000.00      09/01/97     08/01/27    10.750      9.750     16.750      6.000
 800250185           104,000.00       103,902.57      07/23/97     06/23/27     9.750      8.750     15.750      5.250
 800250250            94,500.00        94,462.45      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800250342            98,400.00        98,400.00      09/01/97     08/01/27    12.125     12.125     18.125      8.550
 800250417            85,000.00        85,000.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800250474           157,500.00       157,437.42      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800250755            68,000.00        67,972.24      08/01/97     07/01/27    10.375      9.375     16.375      5.750
 800250862           143,300.00       143,300.00      10/01/97     09/01/27    10.500      9.500     16.500      5.750
 800250987            94,800.00        94,772.11      08/01/97     07/01/27    11.875     10.875     17.875      7.000

                                                                                                                    Page 5 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800251126    DEISHER FREDERICK E        173 STITZER ROAD                 FLEETWOOD                 PA        19522
27     27       800251530    NALBAT MAKSUT              292 FINLEY AVE                   STATEN ISLAND             NY        10301
27     27       800251548    BIGAM SANDRA               1865 WEST 8 ST                   BROOKLYN                  NY        11223
27     27       800251852    SARTORI MARY ELLEN         99 WOODWARD AVE                  RUTHERFORD                NJ        07070
27     27       800251977    BAILEY RANDY T             500 COTTONWOOD CT                HOWELL                    NJ        07731
27     27       800252116    GALIA PETER J              233 MAIN STREET                  NEW KENSINGTON            PA        15068
27     27       800252157    ASHBAUGH JAMES W           840 SCENIC DRIVE                 WASHINGTON                PA        15301
27     27       800252165    EPLER FRANK R              1264 FAIRWAY DRIVE               NEWTON                    NC        28613
27     27       800253049    KATCHEN STEVEN             433 MIDDLEWOOD RD                MIDDLETOWN                NJ        07748
27     27       800253411    BAJWA AMRIK S              1 ELMWOOD AVENUE                 MIDDLESEX                 NJ        08846
27     27       800253437    PEREZ CONSTANCIO           460 58TH STREET                  BROOKLYN                  NY        11220
27     27       800253635    PARSLOE ROBERT JOSEPH      109 DUDLEY AVENUE WEST           WESTFIELD                 NJ        07090
27     27       800253650    BURROUGHS PAULINE          35 CLAREMONT AVENUE              MT VERNON                 NY        10552
27     27       800253841    BANKS MARGARET             224 SMITH ST                     NANUET                    NY        10954
27     27       800253908    REGENFUSE KENNETH          1013 NORTH 8TH STREET            WYOMISSING                PA        19610
27     27       800254179    SALLADA GARY               565 N 2ND STREET                 LYKENS                    PA        17048
27     27       800254237    KUNZ WALTER T              5931 138TH COURT                 CLEARWATER                FL        34620
27     27       800254328    FRENCH SCOTT S             861 WEST 36TH STREET             BALTIMORE                 MD        21211
27     27       800254427    PELLE GAIRY C              639 WEST 252ND STREET            BRONX                     NY        10471
27     27       800254476    MAROZZI RICHARD G          3055 MAIN STREET                 CALEDONIA                 NY        14423
27     27       800254542    MEKA RAMA K                101 LIVINGSTON AVE               STATEN ISLAND             NY        10314
27     27       800254757    GUIDITTA BRIAN J           225 DALTON STREET                WATERTOWN                 CT        06779
27     27       800254872    BLASZCZAK MICHAEL J        756 FORREST STREET               CONSHOHOCKEN              PA        19428
27     27       800255101    SHERMAN RUTH E             30 WINDING ROAD                  POTTSOWN                  PA        19464
27     27       800255192    REID CLIVE                 583 REMSEN AVE                   BROOKLYN                  NY        11236
27     27       800255283    FLETCHER CAREY S           125 HOLLINGWOOD DRIVE            COLUMBIA                  SC        29223
27     27       800255341    BAILEY LEE                 30 WALLACE DRIVE                 CHESTNUT RIDGE            NY        10977
27     27       800255408    PACK DANIEL                RT 3 BOX 917 KING RD             MANNING                   SC        29102
27     27       800255499    LURIA DEBRA                31 NORTHERN BOULEVARD            SHIRLEY                   NY        11967
27     27       800255606    RICHARDSON RICKY G         RT 2 BOX 193 CB                  DELMAR                    DE        19940
27     27       800255721    PERSON JANET CRAFT         2202 WESTMORELAND LANE           WEST COLUMBIA             SC        29170
27     27       800256208    CELA CIXEMENS              54 BENNETT AVE                   YONKERS                   NY        10701
27     27       800256372    MURPHEY WILLIAM A          21 MAPLE AVE                     NEWTON                    NJ        07860
27     27       800256448    COLE WILLIAM J             70 GRASSY HILL ROAD              WATERBURY                 CT        06705
27     27       800256653    MCKEYTHON MARY E           769 BARTHOLDI ST                 BRONX                     NY        10467
27     27       800256737    VINGAS ANTHONY E           29 LUCE AVENUE                   MONESSEN                  PA        15062
27     27       800256901    BRANDON BYRON SCOTT        471 PARK AVENUE                  EAST ORANGE               NJ        07019
27     27       800257230    BARBOUNIS LEONIDAS G       1222 NORTH 26TH STREET           ALLENTOWN                 PA        18104
27     27       800257255    CHALAS RAMON               2882 LAMPORT PLACE               BROOKLYN                  NY        11204
27     27       800257354    MURRAY JAMES               RD 3 BOX 184R                    TARENTUM                  PA        15084
27     27       800257461    FENNELL GARY               1509 E WALNUT STREET             PHILADELPHIA              PA        19138
27     27       800257867    GABRIEL RODNEY A           653 HARRISON STREET              RAHWAY                    NJ        07065
27     27       800257974    WILLIAMS DAVID E           136 LYONS SCHOOL ROAD            ADAMSVILLE                PA        16110
27     27       800258402    COTONA JOSEPH M            65 EAST JOHN STREET              HICKSVILLE                NY        11801
27     27       800258576    GRAY DEAN J                1055 CASSEL ROAD                 MANCHESTER                PA        17345
27     27       800258642    MONTS ANGELA M             3244 MARCHANT ROAD               BETHLEHEM                 PA        18017
27     27       800258766    MAY ROBERT L               RD 1 BOX 232D                    GREENWOOD                 DE        19950
27     27       800258949    TRUMBULL JONATHAN E.       1005 SUMNER BOULEVARD            SAFETY HARBOR             FL        34695
27     27       800259004    COBB ROGER W               6207 CLEARVIEW STREET            PHILADELPHIA              PA        19138
27     27       800259079    CHARLES ELLIS              89-54 197TH STREET               HOLLIS                    NY        11423
27     27       800259095    HALLAS MICHAEL J           295 MAIN STREET                  TIDIOUTE                  PA        16351
27     27       800259517    GATES ANNA M               78 JACLYN CIRCLE                 TAUNTON                   MA        02780
27     27       800259657    SICLARI JOHN F             24 BRADLEY DRIVE                 HOPEWELL JUNCTION         NY        12533
27     27       800259921    ROWAN CHARLES A            52 HONEY HILL RD                 WATERTOWN                 CT        06795
27     27       800260085    LAWRENCE CHRISTOPHE J      139 CEDAR AVENUE                 ROCKVILLE CENTRE          NY        11570
27     27       800260168    BILARCZYK THOMAS           1134 CLARK STREET                LINDEN                    NJ        07036
27     27       800260200    BLAZEK VALERIE M           RD 3 BOX 378H                    GREENSBURG                PA        15601
27     27       800260275    DALTON DAVID C             RR 1 BOX 12                      CANADENSIS                PA        18325
27     27       800260622    DEARDORFF BETTY J          100 SOUTH 48TH STREET            HARRISBURG                PA        17111
27     27       800260713    MARTIN PATRICIA J          271 WEST LEXINGTON ROAD          LITITZ                    PA        17543
27     27       800260739    HERRIN BRUCE E             42 CUMBERLAND DRIVE              MECHANICSBURG             PA        17055
27     27       800260754    VOLIOTIS VASILIKI          8115 MARTHA STREET               ALEXANDRIA                VA        22309



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800251126           206,500.00       206,500.00      09/01/97     08/01/27     9.875      8.875     15.875      7.500
 800251530           148,500.00       148,500.00      09/01/97     08/01/27     9.375      9.375     15.375      5.750
 800251548           163,000.00       162,935.22      08/01/97     07/01/27    10.500      9.500     16.500      6.250
 800251852           170,000.00       170,000.00      09/01/97     08/01/27     9.125      9.125     15.125      5.250
 800251977            82,550.00        82,550.00      09/01/97     08/01/27     9.500      9.500     15.500      5.950
 800252116            54,000.00        53,980.75      08/01/97     07/01/27    11.000     10.000     17.000      6.750
 800252157           124,000.00       124,000.00      10/01/97     09/01/27    12.625     11.625     18.625      7.500
 800252165            83,725.00        83,695.95      08/01/97     07/01/27    11.125     10.125     17.125      6.250
 800253049            60,000.00        59,968.89      08/01/97     07/01/27     9.250      9.250     15.250      5.250
 800253411           195,500.00       195,500.00      09/01/97     08/01/27    10.750      9.750     16.750      7.300
 800253437           163,500.00       163,500.00      09/01/97     08/01/27    12.250     12.250     18.250      8.650
 800253635           231,200.00       231,108.12      08/01/97     07/01/27    10.500      9.500     16.500      7.000
 800253650           216,000.00       216,000.00      09/01/97     08/01/27    11.000     10.000     17.000      6.750
 800253841           130,500.00       130,500.00      09/01/97     08/01/27     9.625      9.625     15.625      6.000
 800253908            52,650.00        52,626.71      08/01/97     07/01/27    10.000      9.000     16.000      7.750
 800254179            36,975.00        36,975.00      09/01/97     08/01/27    10.875      9.875     16.875      7.250
 800254237            44,150.00        44,105.37      08/01/97     07/01/17    12.000     11.000     18.000      7.500
 800254328            43,000.00        43,000.00      09/01/97     08/01/27    10.875      9.875     16.875      5.500
 800254427           577,500.00       577,500.00      09/01/97     08/01/27    11.375     10.375     17.375      6.875
 800254476            58,500.00        58,500.00      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 800254542           180,000.00       179,932.23      09/01/97     08/01/27    10.750      9.750     16.750      6.500
 800254757           102,000.00       101,973.25      08/01/97     07/01/27    12.250     11.250     18.250      7.650
 800254872            68,720.00        68,720.00      09/01/97     08/01/27     9.625      8.625     15.625      5.000
 800255101           128,000.00       127,960.21      08/01/97     07/01/27    11.625     10.625     17.625      8.250
 800255192           212,500.00       212,500.00      10/01/97     09/01/27    11.750     10.750     17.750      7.550
 800255283           161,200.00       161,200.00      10/01/97     09/01/27     7.625      7.625     13.625      3.750
 800255341           158,100.00       158,100.00      10/01/97     09/01/27    10.875      9.875     16.875      6.250
 800255408            44,625.00        44,625.00      09/01/97     08/01/17    10.250      9.250     16.250      5.500
 800255499            78,200.00        78,200.00      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 800255606           111,000.00       111,000.00      10/01/97     09/01/27    10.875      9.875     16.875      6.250
 800255721            77,850.00        77,806.36      09/01/97     08/01/27     8.875      8.875     14.875      5.000
 800256208           197,100.00       197,100.00      10/01/97     09/01/27    10.125     10.125     16.125      6.800
 800256372           170,100.00       170,030.56      09/01/97     08/01/27    10.375     10.375     16.375      6.750
 800256448           123,300.00       123,300.00      09/01/97     08/01/27     9.500      9.500     15.500      6.100
 800256653           242,250.00       242,158.80      08/01/97     07/01/27    10.750      9.750     16.750      6.500
 800256737            42,400.00        42,400.00      09/01/97     08/01/27     9.250      8.250     15.250      4.500
 800256901           113,050.00       113,050.00      09/01/97     08/01/27    11.000     11.000     17.000      7.300
 800257230           116,100.00       116,053.87      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800257255           328,500.00       328,500.00      10/01/97     09/01/27    10.125     10.125     16.125      6.800
 800257354            50,400.00        50,400.00      09/01/97     08/01/27    12.500     11.500     18.500      8.500
 800257461            50,915.00        50,900.03      08/01/97     07/01/27    11.875     10.875     17.875      7.250
 800257867           109,225.00       109,193.75      08/01/97     07/01/27    12.000     11.000     18.000      7.500
 800257974           160,200.00       160,200.00      09/01/97     08/01/27    10.000      9.000     16.000      6.750
 800258402           225,250.00       225,250.00      09/01/97     08/01/27    12.500     11.500     18.500      8.050
 800258576            76,500.00        76,465.24      08/01/97     07/01/27     9.875      8.875     15.875      4.750
 800258642           215,000.00       215,000.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800258766           100,800.00       100,776.29      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800258949           120,000.00       120,000.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800259004            27,300.00        27,287.92      09/01/97     08/01/27    10.000      9.000     16.000      6.000
 800259079           148,750.00       148,750.00      09/01/97     08/01/27    12.000     11.000     18.000      7.500
 800259095            38,800.00        38,788.59      08/01/97     07/01/27    11.875     10.875     17.875      7.000
 800259517           141,000.00       140,940.88      09/01/97     08/01/27    10.250      9.250     16.250      6.500
 800259657           130,000.00       129,961.76      09/01/97     08/01/27    11.875     10.875     17.875      7.300
 800259921           109,000.00       109,000.00      09/01/97     08/01/27    10.875      9.875     16.875      6.250
 800260085           187,500.00       187,414.82      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 800260168           165,600.00       165,600.00      09/01/97     08/01/27    10.875      9.875     16.875      7.350
 800260200            59,500.00        59,472.97      09/01/97     08/01/27     9.875      9.875     15.875      6.500
 800260275            94,080.00        94,056.59      09/01/97     08/01/27    12.625     11.625     18.625      7.500
 800260622            38,500.00        38,500.00      09/01/97     08/01/27    10.500      9.500     16.500      5.500
 800260713           279,000.00       279,000.00      09/01/97     08/01/27     9.750      8.750     15.750      8.500
 800260739           126,000.00       125,944.26      09/01/97     08/01/27    10.000      9.000     16.000      6.750
 800260754           114,750.00       114,703.16      09/01/97     08/01/27    10.375     10.375     16.375      6.500

                                                                                                                    Page 6 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800260812    SWEET CARRIE               38 PAEARDEGAT 2 ST               BROOKLYN                  NY        11236
27     27       800260895    KENNY MARK A               248 EAST BROAD STREET            EAST STROUDSBURG          PA        18301
27     27       800261406    BERRY ROBERT C             12 WHITE OAK TRAIL               OLD LYME                  CT        06371
27     27       800261968    DAPHNIS GUY                951 EAST 32 ST                   BROOKLYN                  NY        11210
27     27       800262180    WALKES TIMOTHY             172 PENNSYLVANIA AVENUE          BROOKLYN                  NY        11207
27     27       800262701    COPP LARRY                 RD 6 BOX 266 A                   WELLSBORO                 PA        16901
27     27       800263105    MITCHELL ROGER M           28 CHIPPERFIELD DR               EFFORT                    PA        18330
27     27       800263550    JENKINS RYAN K             1159 HILLCREST DRIVE             ATLANTA                   GA        30316
27     27       800264087    SINGLETON BENJAMIN         5011 9TH STREET NW               WASHINGTON                DC        20011
27     27       800264194    SWANSON HAYES              1982 E STARMONT WAY              ATLANTA                   GA        30033
27     27       800264343    CRIGLER RONALD L           5145 SUNSET MAPLE TRAIL          LILBURN                   GA        30247
27     27       800264525    LEONARD JOHN J             38 BROAD STREET                  NEWVILLE                  PA        17241
27     27       800264970    DORN JAMES B               318- 320 JOHN DORN LANE          TELFORD                   PA        18969
27     27       800265043    ROHM TRACI LYNN GERT       5208 18TH STREET COURT EAS       BRADENTON                 FL        34203
27     27       800265530    MARCHIONNI MARIO           29 31 WALDORF AVENUE             BRIDGEPORT                CT        06604
27     27       800266132    RAMKISSOON KIRTIS          50 MIDLAND AVENUE                MASTIC                    NY        11950
27     27       800266512    BOLDEN MARVIN A            9 ROBINS SQUARE EAST             NORWALK                   CT        06854
27     27       800266660    CASTILLO ALFREDO           12509 GREENLAND DRIVE            RIVERVIEW                 FL        33569
27     27       800267320    NEGLEY ERIC J              1015 STIEREN AVENUE              BRACKENRIDGE              PA        15014
27     27       800267536    MENDELSOHN JANET           26 MULBERRY AVE                  STATEN ISLAND             NY        10314
27     27       800267908    DE ANGELO TINA             1702 1704 ROCKAWAY PKWY          BROOKLYN                  NY        11236
27     27       800268245    BINFORD, WILLIAM T.        103 CLINTON STREET               WHITE PLAINS              NY        10601
27     27       800268500    MEYERS CHRISTOPHE          4042 DIANE WAY                   BUCKINGHAM                PA        18901
27     27       800268583    HEWETT ROBERT L            11 MACKEY RD                     GARNERVILLE               NY        10923
27     27       800268948    DIENST JOHN P              12 SAND SPRINGS ACRES            GREENTOWN                 PA        18426
27     27       800268971    EAGLE TINA M               38 DORSEY LANE                   DILLSBURG                 PA        17019
27     27       800270522    WALDON DOREEN YVETTE       669 CAMERON RD                   SOUTH ORANGE              NJ        07079
27     27       800270563    DECAMPOS ANTHONY           788-790 WILLIAM STREET           BRIDGEPORT                CT        06608
27     27       800270654    KRAMER PAULA               323 YORK ST                      JERSEY CITY               NJ        07302
27     27       800270688    DAVIS ROBERT J             303 NORTH VAN BUREN AVENUE       SCRANTON                  PA        18504
27     27       800270795    DAVIDSON MARY A            2713 RUSCOMBE LN                 BALTIMORE                 MD        21215
27     27       800271033    CZESLOWSKI STEPHEN         600 HAYWARD STREET               BOUND BROOK               NJ        08805
27     27       800271066    VALBRUN JUNIE              483 AMBOY ST                     BROOKLYN                  NY        11212
27     27       800271389    HALLIGAN ROBERT            27 BOTSFORD ST                   MERIDEN                   CT        06451
27     27       800271496    HANNA GREGORY C            2512 ANDERS ROAD                 BALTIMORE                 MD        21234
27     27       800271702    FRAMPTON RICHARD R         37 CHERRY ST                     NEWTOWN                   CT        06470
27     27       800272403    TUCKER PATRICIA G          10 WEST STREET DRIVE             HARRINGTON                DE        19952
27     27       800272452    SEEL ARTHUR ANTHONY        7116 LOCUST STREET               UPPER DARBY               PA        19082
27     27       800272684    GARCIA RAQUEL M            106 108 ROSEDALE STREET          PROVIDENCE                RI        02909
27     27       800272767    PHILLIPS GORDON JAY        6 CHRISTOPHER COURT              NORWALK                   CT        06851
27     27       800273096    STEVENS WILLA              135 WEIRFIELD STREET             BROOKLYN                  NY        11221
27     27       800273138    SIDERS JOAN H              300 WESTERN AVENUE               OAKDALE                   PA        15071
27     27       800273328    HOOFNAGLE GARY C           198 W MAIN STREET                WINDSOR                   PA        17366
27     27       800273450    GILLEON EDWARD             2109 WHEELER OAKS DRIVE          BRANDON                   FL        33510
27     27       800273666    MOYER CLARENCE E           106 WOODBURN COURT               SAFETY HARBOR             FL        34695
27     27       800273856    SHEPHARD JOSEPH P          3120 P STREET SE                 WASHINGTON                DC        20020
27     27       800274367    RAY JAMES W                502 RIDGE STREET                 STEELTON                  PA        17113
27     27       800274417    BOGART MARVIN A            849 SERFASS ROAD                 KUNKLETOWN                PA        18058
27     27       800274565    BURZINSKI DAVID            13031 3RD STREET                 FT. MYERS                 FL        33905
27     27       800275505    MAYBO JAMES M              77 SNOWBERRY RD                  BALLSTON SPA              NY        12020
27     27       800275943    SMITH NANCI                903 WHITE STREET                 STROUDSBURG               PA        18360
27     27       800276222    CAFARO JOSEPH              110 HANDSOME AVENUE              SAYVILLE                  NY        11782
27     27       800276248    WELLS LINDA H              502 HUMMEL AVENUE                LEMOYNE                   PA        17043
27     27       800276396    WILLIAMS KENNETH R         11119 DEVEREUX STATION LAN       FAIRFAX STATION           VA        22039
27     27       800276768    MCCLENDON ERNESTINE        6816 N 7TH STREET                PHILADELPHIA              PA        19126
27     27       800276990    WOODWARD MYREE W           217 BRALY DRIVE                  SUMMERVILLE               SC        29483
27     27       800277345    UDDIN MOHAMMED             11 MARTHA LANE                   EFFORT                    PA        18330
27     27       800277378    MUNASSAR NASR              526 BAY RIDGE PARKWAY            BROOKLYN                  NY        11209
27     27       800277675    GASPERIN KATHY M           2926 163RD AVENUE NORTH          CLEARWATER                FL        34620
27     27       800277931    BEAVER SHARON E            418 HUMMEL STREET                HARRISBURG                PA        17104
27     27       800278087    TIMBS LEE KATHERYN         714 NASSAU STREET                FOREST PARK               GA        30050
27     27       800278111    GLOS JANET C               1200 WASHINGTON BLVD             MCKEESPORT                PA        15133



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800260812           221,000.00       220,929.92      08/01/97     07/01/27    11.500     10.500     17.500      7.000
 800260895           121,500.00       121,500.00      10/01/97     09/01/27    10.500      9.500     16.500      5.750
 800261406            92,000.00        92,000.00      09/01/97     08/01/27    11.750     11.750     17.750      8.400
 800261968           144,000.00       144,000.00      09/01/97     08/01/27    10.750      9.750     16.750      6.250
 800262180           157,250.00       157,250.00      09/01/97     08/01/27    11.750     10.750     17.750      7.550
 800262701            85,500.00        85,500.00      09/01/97     08/01/27     8.875      8.875     14.875      5.000
 800263105           134,400.00       134,349.40      08/01/97     07/01/27    10.750      9.750     16.750      6.125
 800263550            63,000.00        62,968.19      09/01/97     08/01/27     9.375      9.375     15.375      5.500
 800264087            56,000.00        55,986.83      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800264194            55,350.00        55,350.00      09/01/97     08/01/27     9.625      9.625     15.625      5.750
 800264343           176,310.00       176,310.00      09/01/97     08/01/27    10.375     10.375     16.375      6.800
 800264525            51,500.00        51,500.00      09/01/97     08/01/27     8.625      8.625     14.625      5.000
 800264970           165,000.00       165,000.00      09/01/97     08/01/27    10.000      9.000     16.000      5.250
 800265043            38,000.00        38,000.00      09/01/97     08/01/27     9.750      8.750     15.750      5.250
 800265530           108,000.00       108,000.00      09/01/97     08/01/27    10.625      9.625     16.625      6.050
 800266132            85,500.00        85,500.00      10/01/97     09/01/27    10.000      9.000     16.000      5.750
 800266512           177,300.00       177,300.00      09/01/97     08/01/27    10.375      9.375     16.375      5.550
 800266660            72,000.00        72,000.00      10/01/97     09/01/17    10.000      9.000     16.000      5.500
 800267320            44,625.00        44,625.00      10/01/97     09/01/27     9.625      8.625     15.625      4.750
 800267536           105,000.00       104,936.39      08/01/97     07/01/27     8.500      7.500     14.500      5.250
 800267908           189,000.00       188,937.63      08/01/97     07/01/27    11.625     10.625     17.625      7.150
 800268245           232,050.00       232,050.00      09/01/97     08/01/27    10.375     10.375     16.375      6.500
 800268500           129,900.00       129,846.96      09/01/97     08/01/27    10.375      9.375     16.375      5.875
 800268583           153,000.00       153,000.00      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 800268948            47,600.00        47,600.00      09/01/97     08/01/27    11.500     10.500     17.500      6.750
 800268971            86,000.00        85,959.88      09/01/97     08/01/27     9.750      8.750     15.750      5.250
 800270522           123,750.00       123,523.50      06/01/97     05/01/27     8.500      8.500     14.500      5.000
 800270563            96,000.00        96,000.00      09/01/97     08/01/27    10.875     10.875     16.875      7.250
 800270654           210,000.00       210,000.00      09/01/97     08/01/27     9.000      8.000     15.000      5.000
 800270688           100,000.00        99,948.15      09/01/97     08/01/27     9.250      8.250     15.250      4.500
 800270795            76,400.00        76,400.00      10/01/97     09/01/27     9.625      8.625     15.625      5.000
 800271033           112,000.00       112,000.00      09/01/97     08/01/27     8.875      7.875     14.875      4.000
 800271066           136,000.00       136,000.00      09/01/97     08/01/27    12.250     12.250     18.250      8.650
 800271389            68,400.00        68,400.00      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 800271496           106,400.00       106,400.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800271702            63,000.00        63,000.00      09/01/97     08/01/27    11.875     10.875     17.875      6.250
 800272403           117,000.00       117,000.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800272452            49,500.00        49,500.00      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 800272684            76,500.00        76,500.00      10/01/97     09/01/27    10.875      9.875     16.875      6.250
 800272767           434,000.00       434,000.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800273096           137,500.00       137,449.62      09/01/97     08/01/27    10.875      9.875     16.875      6.250
 800273138            56,000.00        55,986.83      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800273328            60,720.00        60,680.28      09/01/97     08/01/27     8.125      8.125     14.125      4.500
 800273450           158,000.00       158,000.00      10/01/97     09/01/27    10.000      9.000     16.000      5.750
 800273666           100,800.00       100,800.00      09/01/97     08/01/27     9.625      8.625     15.625      4.750
 800273856           116,000.00       116,000.00      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 800274367            66,300.00        66,300.00      09/01/97     08/01/27    10.875      9.875     16.875      6.250
 800274417            99,450.00        99,450.00      09/01/97     08/01/27    10.000      9.000     16.000      5.500
 800274565            54,000.00        54,000.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800275505            47,000.00        47,000.00      09/15/97     08/15/27    11.125     10.125     17.125      6.000
 800275943            72,800.00        72,800.00      09/01/97     08/01/27    10.875     10.875     16.875      7.500
 800276222           178,000.00       178,000.00      10/01/97     09/01/27    10.750      9.750     16.750      6.000
 800276248           126,900.00       126,900.00      09/01/97     08/01/27     9.875      8.875     15.875      6.000
 800276396           402,200.00       402,200.00      09/01/97     08/01/27     9.500      8.500     15.500      4.500
 800276768            35,200.00        35,191.72      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800276990            45,450.00        45,450.00      09/01/97     08/01/27    11.000     10.000     17.000      6.500
 800277345           158,400.00       158,400.00      09/01/97     08/01/27     9.125      9.125     15.125      5.500
 800277378           225,250.00       225,250.00      10/01/97     09/01/27    11.250     10.250     17.250      6.950
 800277675            59,800.00        59,800.00      09/01/97     08/01/27    12.375     11.375     18.375      6.750
 800277931            34,200.00        34,200.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 800278087            43,200.00        43,200.00      09/01/97     08/01/27    11.375     10.375     17.375      6.800
 800278111            40,800.00        40,800.00      09/01/97     08/01/27     9.250      8.250     15.250      4.500

                                                                                                                    Page 7 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800278160    GREER MATTHEW J            2303 LEEDS COURT                 WEST CHESTER              PA        19382
27     27       800278301    FOUGHT LOIS J              70 NORTH MAPLE AVENUE            MARLTON                   NJ        08053
27     27       800278335    FARRINGTON RICHARD C       8 NEWPORT ROAD #5                CAMBRIDGE                 MA        02138
27     27       800278582    RANGER MAUREEN             5 JEWETT STREET                  ANSONIA                   CT        06401
27     27       800278814    MOYE KELLY                 56-58 VICTORY DRIVE              NEW HAVEN                 CT        06511
27     27       800279259    HELMETZI DANIEL H          560 N DARBY ROAD                 HERMITAGE                 PA        16148
27     27       800280257    CORBY WILLIAM J            516 PALM STREET                  SCRANTON                  PA        18505
27     27       800280604    OKOLOH THADDEUS            752-A MADISON STREET             BROOKLYN                  NY        11221
27     27       800280810    ROSA MIGUEL A              4412 WESTFIELD AVENUE            PENNSAUKEN                NJ        08110
27     27       800280851    LUTA STEPHEN               4314 SOUTHWEST 5TH AVENUE        CAPE CORAL                FL        33914
27     27       800281610    GRIFFITH JAMES EVERETT     66 FIRST STREET                  URSINA                    PA        15485
27     27       800281636    KIRSHENBAUM WARREN A       3 FOREST HILLS DRIVE             WEST HARTFORD             CT        06117
27     27       800281917    MAGUIRE DONALD F           152 79TH STREET                  BROOKLYN                  NY        11209
27     27       800281990    GEBHARD KATHY              761 CONSTITUTION AVENUE          DOUGLASVILLE              PA        19518
27     27       800282451    CARSWELL NURECINE          33 OSSMAN DRIVE                  GARNERVILLE               NY        10923
27     27       800283327    ELCOCK ESMOND E            110 43 169TH STREET              JAMAICA                   NY        11433
27     27       800283442    LOOSE CRAIG A              157 NISS AVENUE                  EPHRATA                   PA        17552
27     27       800283772    LE GRYS ROSEMARIE          42 HASBROUCK RD                  NEW PALTZ                 NY        12561
27     27       800283798    CRAIG TIMOTHY L            25 FIRST STREET                  NORWALK                   CT        06850
27     27       800283939    EVANS ANITA Y              508 WYNBROOKE PKWY               STONE MOUNTAIN            GA        30087
27     27       800284119    SORENSEN KIMBERLY A        120 EAST LOTUS AVENUE            WILDWOOD CREST            NJ        08260
27     27       800285009    BARNA DWIGHT D.            4523 OAK HOLLOW DRIVE            HIGH POINT                NC        27265
27     27       800285165    GUSTAVE PIERRE             36 PAERDEGAT 10TH STREET         BROOKLYN                  NY        11236
27     27       800285256    PEREZ DAVELVA              54-35 ARNOLD AVENUE              MASPETH                   NY        11378
27     27       800286270    JORDAN LOUIS               201 SOUTH MIDDLE STREET          GOLDSBORO                 NC        27530
27     27       800286759    EXNER JOHN K               5841 SOUTH EAST NELSON ROA       OLALLA                    WA        98359
27     27       800286957    STEINER JOHN A             5846 EAST INDIAN BEND ROAD       PARADISE VALLEY           AZ        85253
27     27       800287377    SORHAINDO JACQUELINE       1111 BRAMWELL LANE               STONE MOUNTAIN            GA        30083
27     27       800287682    ALOI JAMES                 108 OCEAN AVENUE                 BRIELLE                   NJ        08730
27     27       800287831    SHAMY  JERROLYN            555 WEST 9TH PLACE               MESA                      AZ        85201
27     27       800288441    JUDD KEVIN                 1310 MERRIE RIDGE ROAD           MCLEAN                    VA        22101
27     27       800288649    SMETANA GERARD J           405 BIRCH LANE                   LEBANON                   PA        17046
27     27       800288680    PRAETORIUS FRANCES M       1264 MOTOR PKWY                  CENTRAL ISLIP             NY        11722
27     27       800288920    LORDS BETH C               2811 EAST 2100 SOUTH             SALT LAKE CITY            UT        84109
27     27       800289514    FULTON ANTHONY B           4485 JANICE DRIVE                COLLEGE PARK              GA        30337
27     27       800290710    FITZGERALD P JOHN          1431 OLD GRANTHAM ROAD           GOLDSBORO                 NC        27530
27     27       800291361    TAYLOR SAMUEL E            9076 RETREAT PASS                JONESBORO                 GA        30236
27     27       800291585    MOSTAFAVI MOKHTAR          14100 EAST HAMILTON DRIVE        AURORA                    CO        80014
27     27       800291791    FORGE GWIENDLYN A          2908 NORTH CLINTON STREET        LONGVIEW                  TX        75606
27     27       800294068    CRUTE BRYAN E              4771 OUTLOOK WAY                 MARIETTA                  GA        30066
27     27       800294241    ROTHWELL RANDY E           6 KALAMAZOO ROAD                 HERMINIE                  PA        15637
27     27       800294506    NGUYEN HAI VAN             9372 HIDDEN SPRING DRIVE         MANASSAS                  VA        20112
27     27       800294522    PEARLMAN MARLENE           9 RANCH DRIVE WEST               SHIRLEY                   NY        11967
27     27       800294613    BOLDEN MARIA               132 TRUMAN STREET                BRIDGEPORT                CT        06606
27     27       800294761    WEBB ANTHONY WADE          2565 DEXTER STREET               DENVER                    CO        80207
27     27       800295784    VELAZQUEZ JOSEPH M         132 PATTEN CIRCLE                ALBRIGHTSVILLE            PA        18210
27     27       800295867    ALLEN MAURICE N.           6609 SADIE DRIVE                 WENDELL                   NC        27591
27     27       800296600    ZALENSKI ROBERT E          101- 103 DIVISION AVENUE         SHELTON                   CT        06484
27     27       800296618    SANCHEZ MARCELINO D        818 WEST WEDWICK STREET          TUCSON                    AZ        85706
27     27       800297194    LEE WILLIAM H              9 BRENT CT                       POTOMAC                   MD        20854
27     27       800297459    DENNING MARLIN PARLEY      6491 SOUTH CLEMATIS WAY          WEST JORDAN               UT        84084
27     27       800297608    WYPYSZINSKI THOMAS A.      14 WINTHROP AVENUE               PROVIDENCE                RI        02908
27     27       800298184    SCHULTZ EDWARD             15 DRIGGS ST                     STATEN ISLAND             NY        10308
27     27       800298259    ZAMUDIO BALTAZAR           925 SPRUCE STREET                READING                   PA        19602
27     27       800298580    HOVENCAMP MICHAEL          109 FREEWAY AVENUE               HACKETTSTOWN              NJ        07840
27     27       800299133    DONNELL BRANDON            108 SE GAMBLE STREET             BURLESON                  TX        76028
27     27       800299141    LITTAU JAMES J             3490 BAREBACK DRIVE              COLORADO SPRINGS          CO        80922
27     27       800299240    JOHNSON ELIZABETH          4060 SOUTH G STREET              TACOMA                    WA        98408
27     27       800299380    FLEET DEZ R                1714 MUIRFIELD LANE              EVERGREEN                 CO        80439
27     27       800300188    DORE ROGER J               15416 19TH AVENUE COURT SO       SPANAWAY                  WA        98387
27     27       800300592    COSTANTINI DONNA           150 SHOREFRONT REAR              MILFORD                   CT        06460
27     27       800300832    BAIR CAROLYN S             2970 HARRISBURG WAY              COLORADO SPRINGS          CO        80922



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800278160           125,900.00       125,900.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 800278301           145,000.00       145,000.00      09/01/97     08/01/27    11.250     11.250     17.250      7.700
 800278335           119,500.00       119,500.00      09/01/97     08/01/27     9.000      8.000     15.000      4.250
 800278582           149,400.00       149,400.00      10/01/97     09/01/27     9.750      9.750     15.750      6.400
 800278814            30,000.00        30,000.00      10/01/97     09/01/27    10.875      9.875     16.875      6.650
 800279259            64,000.00        64,000.00      10/01/97     09/01/27    12.625     11.625     18.625      7.500
 800280257            56,800.00        56,800.00      09/01/97     08/01/27     9.250      8.250     15.250      4.500
 800280604           144,000.00       144,000.00      09/01/97     08/01/27    11.500     11.500     17.500      8.175
 800280810            68,000.00        68,000.00      09/01/97     08/01/27     9.875      9.875     15.875      6.250
 800280851           100,000.00        99,955.76      09/01/97     08/01/27    10.000      9.000     16.000      5.500
 800281610            20,000.00        20,000.00      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 800281636           233,750.00       233,750.00      10/01/97     09/01/27     9.625      8.625     15.625      6.500
 800281917           198,900.00       198,900.00      09/01/97     08/01/27    12.375     11.375     18.375      6.750
 800281990           104,000.00       104,000.00      10/01/97     09/01/27    10.875     10.875     16.875      7.500
 800282451           113,500.00       113,500.00      09/01/97     08/01/27    11.000     10.000     17.000      6.900
 800283327           127,800.00       127,800.00      10/01/97     09/01/27    10.125     10.125     16.125      6.800
 800283442            77,400.00        77,400.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 800283772            65,000.00        65,000.00      10/01/97     09/01/27     8.750      8.750     14.750      5.250
 800283798           306,000.00       306,000.00      10/01/97     09/01/27    11.375     10.375     17.375      6.750
 800283939           144,675.00       144,675.00      09/01/97     08/01/27    10.000     10.000     16.000      6.400
 800284119            76,000.00        75,975.04      09/01/97     08/01/27    11.375     11.375     17.375      7.850
 800285009           101,550.00       101,550.00      10/01/97     09/01/27     9.875      8.875     15.875      5.250
 800285165           145,600.00       145,555.97      08/01/97     07/01/27    11.750     10.750     17.750      6.250
 800285256           153,000.00       153,000.00      09/01/97     08/01/27    11.125     10.125     17.125      6.800
 800286270            39,200.00        39,181.71      09/01/97     08/01/27     9.750      8.750     15.750      5.000
 800286759           136,850.00       136,850.00      10/01/97     09/01/27    10.750      9.750     16.750      6.500
 800286957           372,000.00       372,000.00      09/01/97     08/01/27     9.125      9.125     15.125      5.800
 800287377            95,600.00        95,600.00      10/01/97     09/01/27     9.875      8.875     15.875      5.000
 800287682           106,250.00       106,250.00      10/01/97     09/01/27    10.750      9.750     16.750      6.850
 800287831            70,000.00        70,000.00      09/01/97     08/01/27     9.750      8.750     15.750      5.300
 800288441           467,500.00       467,500.00      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 800288649            95,400.00        95,400.00      09/01/97     08/01/27    10.250      9.250     16.250      6.750
 800288680            63,000.00        63,000.00      09/01/97     08/01/27     9.625      8.625     15.625      5.000
 800288920           225,000.00       225,000.00      10/01/97     09/01/27     9.500      8.500     15.500      5.250
 800289514            80,750.00        80,750.00      10/01/97     09/01/27    10.750      9.750     16.750      6.000
 800290710            63,900.00        63,900.00      10/01/97     09/01/27    11.500     10.500     17.500      7.000
 800291361           225,000.00       225,000.00      09/01/97     08/01/27     9.375      8.375     15.375      4.550
 800291585           270,300.00       270,300.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 800291791            66,600.00        66,600.00      10/01/97     09/01/27     9.750      8.750     15.750      5.500
 800294068           270,000.00       270,000.00      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 800294241            33,750.00        33,750.00      10/01/97     09/01/27    10.500      9.500     16.500      5.750
 800294506           146,000.00       146,000.00      09/01/97     08/01/27     8.375      8.375     14.375      4.750
 800294522            71,500.00        71,500.00      09/01/97     08/01/27    11.250     11.250     17.250      6.750
 800294613            84,800.00        84,800.00      09/01/97     08/01/27    11.250     10.250     17.250      7.000
 800294761           136,000.00       136,000.00      10/01/97     09/01/27    10.125      9.125     16.125      5.750
 800295784           140,000.00       140,000.00      10/01/97     09/01/27     9.875      8.875     15.875      5.750
 800295867            53,900.00        53,900.00      10/01/97     09/01/17    12.625     12.625     18.625      9.000
 800296600           112,500.00       112,500.00      09/01/97     08/01/27     9.875      8.875     15.875      5.300
 800296618            37,600.00        37,600.00      10/01/97     09/01/27    11.875     10.875     17.875      7.300
 800297194           577,000.00       577,000.00      09/01/97     08/01/27    10.125      9.125     16.125      5.875
 800297459            93,925.00        93,887.67      09/01/97     08/01/27    10.500      9.500     16.500      6.250
 800297608            93,500.00        93,500.00      10/01/97     09/01/27    11.000     10.000     17.000      6.500
 800298184            92,000.00        92,000.00      09/01/97     08/01/27     8.625      8.625     14.625      5.250
 800298259            34,850.00        34,850.00      10/01/97     09/01/27    10.875      9.875     16.875      6.250
 800298580            30,000.00        30,000.00      10/01/97     09/01/27     9.125      9.125     15.125      5.800
 800299133            56,800.00        56,800.00      09/01/97     08/01/27    11.375     10.375     17.375      6.650
 800299141           157,050.00       157,050.00      09/01/97     08/01/27     9.500      8.500     15.500      5.250
 800299240            74,000.00        74,000.00      10/01/97     09/01/27    10.250      9.250     16.250      5.500
 800299380           400,000.00       400,000.00      10/01/97     09/01/27     8.625      8.625     14.625      5.250
 800300188            76,500.00        76,500.00      10/01/97     09/01/27    10.625      9.625     16.625      6.000
 800300592           168,500.00       168,500.00      10/01/97     09/01/27     9.375      8.375     15.375      4.800
 800300832           154,800.00       154,800.00      10/01/97     09/01/27     9.500      8.500     15.500      5.250

                                                                                                                    Page 8 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     27       800301129    KERN JOHN                  937 S MEADOW STREET              ALLENTOWN                 PA        18103
27     27       800301384    MCALLISTER LORI A          12425 EAST GOLD DUST AVENU       SCOTTSDALE                AZ        85259
27     27       800301467    JOHNSON LARRY FLOYD        507 NELL STREET                  LONGVIEW                  TX        75604
27     27       800301798    NONTHAVETH DONNA S         14709 EAST 13TH AVENUE           AURORA                    CO        80111
27     27       800302895    MELLER PHYLLIS A.          124 WINDMILL LANE                NEWINGTON                 CT        06111
27     27       800302937    VOELZ WAYNE K              1130 SKYLIGHT VIEW               COLORADO SPRINGS          CO        80906
27     27       800303091    WOOD YOUNGER S             3757 COLONIAL COVE               HOPE MILLS                NC        28348
27     27       800303323    MONS NATHANIEL             2030 FLAT SHOALS ROAD            ATLANTA                   GA        30316
27     27       800303711    ANDERSON ANTHONY JAMES     9773 SOUTH KRISTEN DRIVE         SANDY                     UT        84070
27     27       800304040    BAYLEY RUSSELL             101 STEM ROAD                    MANAHAWKIN                NJ        08050
27     27       800304263    COLLIER MIKE               2417 BRITT DRIVE                 RALEIGH                   NC        27610
27     27       800305245    CAMPBELL DAVID W           11121 WEST COTTONWOOD LANE       AVONDALE                  AZ        85323
27     27       800306490    KILLINO DOMINIC S          238 MOOSIC ROAD                  OLD FORGE                 PA        18518
27     27       800306839    SEALY ETHEL M              1668 ALGONQUIN TRAIL             ALBRIGHTSVILLE            PA        18210
27     27       800307068    GRIFFITH LOUIS             191-22 120TH AVENUE              JAMAICA                   NY        11412
27     27       800307563    LIVES PAUL A               3109 WEST 3760 SOUTH             WEST VALLEY CITY          UT        84119
27     27       800308058    BROCKWELL LORELEI D        113 SKYLINE DRIVE                LONGVIEW                  TX        75601
27     27       800309080    CHRISTENSEN CODY H         1327 EAST GILMER DRIVE           SALT LAKE CITY            UT        84105
27     27       800309858    PENA  JESUS D              2074 ARABIAN TRAIL               ELIZABETH                 CO        80107
27     27       800310963    SCHOUTEN TJITSKE           5203 LAZY LAKE LANE              ST PETERSBURG             FL        33708
27     27       800311292    MYERS VICTOR B             1600 WALNUT STREET SW            ALBANY                    OR        97321
27     27       800311540    KILIAN KURT                5505 WHITING WAY                 PEYTON                    CO        80831
27     27       800311912    OCASIO MANUEL              258260 SHERIDEN STREET           BRIDGEPORT                CT        06610
27     27       800312530    MAMANE SAHABI              121 CLERMONT AVENUE              BROOKLYN                  NY        11205
27     27       800313470    WEST CHRISTINA M           715 ELLET STREET                 MARTINS FERRY             OH        43935
27     27       800313983    EXNER JOHN K               8221 CHIMINEAS AVENUE            RESEDA                    CA        91335
27     27       800314387    LANGOLF ARTHUR D           1376 WEST CANYON STREET          APACHE JUNCTION           AZ        85220
27     27       800315715    D'ANDREA ROBERT            456 HOLDSWORTH DRIVE             PITTSBURGH                PA        15236
27     27       800317844    EURE ANNA MAY              645 BROOKDALE STREET             ALLENTOWN                 PA        18103
27     27       800317893    MCHUGH EDWARD              2560 LUMMI VIEW DRIVE            BELLINGHAM                WA        98276
27     27       800319543    LEITZELL JOANNE M          220 KENNEDY AVENUE               MILL HALL                 PA        17751
27     27       800320475    COONEY MICHAEL T           4200 NAVAHOE LANE                LAKE ARIEL                PA        18436
27     27       800320533    MAKELY PAUL T              265 SOUTH GREENE AVENUE          LINDENHURST               NY        11757
27     27       800321556    GRANT ROSEMARIE            11442 NEWBURG ST                 ST ALBANS                 NY        11412
27     27       800321663    JACKSON KENNETH            8015 RIDGEGLEN CIRCLE WEST       LAKELAND                  FL        33809
27     27       800321838    GERMANY GERALDINE          324-G COUNTRY PLACE DRIVE        TOBYHANNA                 PA        18466
27     27       800322380    SPINKS RANDALL C           5701 DOVE DRIVE                  PACE                      FL        32571
27     27       800324402    O'QUINN TONYA R            406 CONROE STREET                LONGVIEW                  TX        75604
27     27       800329054    MAIZNER DANIEL G           1008 HOLLOWBLUFF AVENUE          NORTH LAS VEGAS           NV        89031
27     27       800329062    RIVERO JULIE A             5033 STARFINDER AVENUE           LAS VEGAS                 NV        89108
27     27       800329377    PARVIN ARTHUR F            733 NORTHWEST 28TH STREET        WILTON MANORS             FL        33311
27     27       800329872    MOHRING KERRY LEE          10 DEEP HOLLOW ROAD              GREENTOWN                 PA        18426
27     27       800331175    NAHABETIAN DAVID W         1985 SHAWNEE DRIVE               COLORADO SJPRINGS         CO        80915
27     27       800332777    FREIMARK JOHN B            232 161ST PLACE SOUTHEAST        BOTHELL                   WA        98012
27     27       800336133    CARTER BISHOP              5765 KOWETA ROAD                 COLLEGE PARK              GA        30349
                -------------------------------
                      479    Sale Total


                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800301129            64,600.00        64,600.00      10/01/97     09/01/27    11.750     10.750     17.750      7.000
 800301384           221,000.00       220,891.29      09/01/97     08/01/27     9.500      8.500     15.500      5.300
 800301467            83,700.00        83,700.00      10/01/97     09/01/27     9.500      8.500     15.500      5.750
 800301798            95,150.00        95,150.00      09/01/97     08/01/27    10.500      9.500     16.500      6.250
 800302895           120,377.00       120,377.06      10/01/97     09/01/27    11.125     10.125     17.125      7.000
 800302937           261,800.00       261,800.00      09/01/97     08/01/27     9.625      9.625     15.625      6.250
 800303091            55,250.00        55,250.00      10/01/97     09/01/27    10.500      9.500     16.500      6.250
 800303323            98,100.00        98,100.00      10/01/97     09/01/27     9.375      9.375     15.375      5.750
 800303711           114,750.00       114,750.00      10/01/97     09/01/27    10.500      9.500     16.500      6.500
 800304040            93,500.00        93,500.00      10/01/97     09/01/27    11.000     10.000     17.000      6.000
 800304263            25,000.00        25,000.00      10/01/97     09/01/12     8.875      8.875     14.875      5.000
 800305245           142,850.00       142,850.00      10/01/97     09/01/27     9.875      9.875     15.875      6.550
 800306490           110,500.00       110,500.00      10/01/97     09/01/27     9.875      8.875     15.875      5.000
 800306839           107,100.00       107,100.00      10/01/97     09/01/27     9.750      8.750     15.750      5.250
 800307068           119,850.00       119,850.00      10/01/97     09/01/27    11.625     10.625     17.625      7.300
 800307563            92,400.00        92,400.00      10/01/97     09/01/27    10.500      9.500     16.500      6.750
 800308058            36,000.00        36,000.00      10/01/97     09/01/27    10.000      9.000     16.000      5.750
 800309080           228,650.00       228,650.00      10/01/97     09/01/27    10.250      9.250     16.250      6.000
 800309858           153,000.00       153,000.00      10/01/97     09/01/27     9.375      9.375     15.375      6.000
 800310963           101,150.00       101,150.00      10/01/97     09/01/27     9.750      8.750     15.750      5.250
 800311292            93,500.00        93,500.00      10/01/97     09/01/27    10.375      9.375     16.375      6.000
 800311540           102,000.00       102,000.00      10/01/97     09/01/27    10.625      9.625     16.625      6.250
 800311912            83,300.00        83,300.00      10/01/97     09/01/27    10.875      9.875     16.875      6.550
 800312530           137,250.00       137,250.00      10/01/97     09/01/27    10.000      9.000     16.000      5.750
 800313470            42,320.00        42,320.00      10/01/97     09/01/27    12.625     11.625     18.625      7.500
 800313983           101,500.00       101,500.00      10/01/97     09/01/27     9.250      8.250     15.250      5.000
 800314387            48,750.00        48,750.00      10/01/97     09/01/17    10.875      9.875     16.875      6.600
 800315715            84,800.00        84,800.00      10/01/97     09/01/27    10.750      9.750     16.750      6.500
 800317844            47,700.00        47,700.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 800317893            86,700.00        86,700.00      10/01/97     09/01/27     9.875      9.875     15.875      6.500
 800319543            59,850.00        59,850.00      10/01/97     09/01/27    10.125     10.125     16.125      6.750
 800320475            43,200.00        43,200.00      10/01/97     09/01/27    10.500      9.500     16.500      6.000
 800320533           148,500.00       148,500.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 800321556           144,000.00       144,000.00      10/01/97     09/01/27    10.625      9.625     16.625      6.050
 800321663            84,000.00        84,000.00      10/01/97     09/01/27    12.250     11.250     18.250      7.500
 800321838           154,000.00       154,000.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 800322380            82,300.00        82,300.00      10/01/97     09/01/27    11.125     10.125     17.125      6.000
 800324402            44,910.00        44,910.00      10/01/97     09/01/27    10.000      9.000     16.000      5.750
 800329054           189,000.00       189,000.00      10/01/97     09/01/27    10.000      9.000     16.000      5.750
 800329062            84,575.00        84,575.00      10/01/97     09/01/27    10.625      9.625     16.625      6.250
 800329377            99,450.00        99,450.00      10/01/97     09/01/27    10.500      9.500     16.500      6.500
 800329872            86,000.00        86,000.00      10/01/97     09/01/27     8.750      7.750     14.750      4.500
 800331175            97,425.00        97,425.00      10/01/97     09/01/27     9.625      8.625     15.625      5.000
 800332777           131,325.00       131,325.00      10/01/97     09/01/27    10.750      9.750     16.750      6.500
 800336133           104,400.00       104,400.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 -----------------------------------------------                               ---------------------------------------
       479        56,320,665.00    56,305,514.28                               10.532      9.773     16.532      6.280

                                                                                                                    Page 9 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
33     33       800222036    TOKHCHUKOVA SOFIYA S       9536 NORTHWEST 1ST AVENUE        SEATTLE                   WA        98117
33     33       800229569    ARTZ, TIMOTHY LANE         1015 CHIPOLA STREET              KANNAPOLIS                NC        28083
33     33       800234783    HERNANDEZ GILBERT R        23227 NE 29TH COURT              REDMOND                   WA        98053
33     33       800291155    RILEY FRANCES M.           13220 125TH AVE NORTHEAST        KIRKLAND                  WA        98034
33     33       800306102    MAJOR MARY KAY             13033 80TH AVENUE SOUTH          SEATTLE                   WA        98178
33     33       800337958    CONNER FRED E              35850 SOUTH 57TH AVENUE          AUBURN                    WA        98001
                -------------------------------
                        6    Sale Total



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800222036           116,000.00       116,000.00      10/01/97     09/01/27    10.875     10.875     16.875      7.500
 800229569            65,000.00        64,977.44      08/01/97     07/01/27    11.125     11.125     17.125      7.500
 800234783           183,250.00       183,149.91      08/01/97     07/01/27     9.000      8.000     15.000      4.500
 800291155            84,500.00        84,500.00      09/01/97     08/01/27    10.250      9.250     16.250      5.500
 800306102            90,000.00        90,000.00      10/01/97     09/01/27    10.750      9.750     16.750      6.000
 800337958            81,716.00        81,716.00      10/01/97     09/01/27    12.000     11.000     18.000      6.750
 -----------------------------------------------                               ---------------------------------------
         6           620,466.00       620,343.35                               10.393      9.684     16.393      6.025

                                                                                                                   Page 10 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     SB565    106130340    AL-MUSAWI HAKIM            4594 ROSALIE                     DEARBORN                  MI        48126
27     SB565    106134658    CATALDO GINA M             119 PLYMOUTH ROAD                EASTLAKE                  OH        44095
27     SB565    106138648    KIDD QUINCE E              7155 S. SEELEY AVENUE            CHICAGO                   IL        60636
27     SB565    106143876    MARTINEZ SANDRA A          1213 AUBURN DRIVE                ROSWELL                   NM        88201
27     SB565    106145654    DYSON MICHAEL              3036 WEST MILLERAMA AVENUE       SALT LAKE CITY            UT        84119
27     SB565    106145838    HARLEY ZANE                3051 E NORTHSHORE DRIVE          MORGANTOWN                IN        46160
27     SB565    106145961    LINSENMEYER TIMOTHY A      5497 RIDGE CROSSING              HANOVER PARK              IL        60103
27     SB565    106146735    EASTER STEVEN L SR         20638 5TH AVENUE SOUTH           DES MOINES                WA        98198
27     SB565    106147700    KELM THELMA S              1724 ROOT STREET                 CREST HILL                IL        60435
27     SB565    106148687    RAMIREZ AURELIA G          405 WEST 4TH STREET              GRANDVIEW                 WA        98930
27     SB565    106148720    SCHWERTFEGER LARRY L       17219 SOUTH PEACH GROVE LA       HAZELCREST                IL        60429
27     SB565    106148762    LAPORTE WALTER C           4566 SOUTH LAPEER ROAD           METAMORA                  MI        48455
27     SB565    106148835    NEWILL JERRY L             13750 EASTONVILLE ROAD           ELBERT                    CO        80106
27     SB565    106149010    WILSON JEFFREY M           207 WASHINGTON AVE               NEENAH                    WI        54956
27     SB565    106149126    ORR JULIA A                5240 MART CT                     WARREN                    MI        48091
27     SB565    106149482    REDDAWAY MARK H            1190 ASPEN AVENUE                MOUNT CHARLESTON          NV        89124
27     SB565    106149584    WALKER KENNETH W           3406 BLACK JACK ROAD             JEFFERSON                 TX        75657
27     SB565    106149832    WILSON TAWANDA             5727 WOODGATE DRIVE              MATTESON                  IL        60443
27     SB565    106149939    LEWANDOWSKI ROBERT         4418 ROHR RD                     ORION                     MI        48359
27     SB565    106149951    MORGAN MICHAEL E           3368 WEST COUNTY RD 100 NO       NEW CASTLE                IN        47362
27     SB565    106150201    SAX SCOTT J                27100 NEPTUNE PLACE              CLARK                     CO        80480
27     SB565    106150406    FERRELL JAMES D            15362 7TH AVENUE                 PHOENIX                   IL        60426
27     SB565    106150460    CALDWELL WILLIAM           355 SE GINSENG STREET            ESTACADA                  OR        97023
27     SB565    106150507    OLSON DENNIS A             3505 TOEPFER                     WARREN                    MI        48091
27     SB565    106150558    JONES MICHAEL              4533 WEST HUTCHINSON             CHICAGO                   IL        60641
27     SB565    106150664    WALLACE JEFFREY A          3132 HENRYDALE                   AUBURN HILLS              MI        48326
27     SB565    106150758    GOIKE DIANE M              98 HIGH STREET                   MT. CLEMENS               MI        48043
27     SB565    106150760    ETHRIDGE BENNIE J          29520 FOX CLUB DRIVE             FARMINGTON HILLS          MI        48331
27     SB565    106151104    TAYLOR EDWARD H            9238 S FOREST AVENUE             CHICAGO                   IL        60619
27     SB565    106151121    BURNS ANDREW M             6683 NORTH 80TH STREET           MILWAUKEE                 WI        53223
27     SB565    106151146    CHARLOFF GAIL              520 EAST GLADE AVENUE            MESA                      AZ        85204
27     SB565    106151263    BLACKBURN EDWARD S         5704 STOCKTON STREET S.E.        LACEY                     WA        98513
27     SB565    106151341    RAGGAD MARIOARA            6618-20 MEAD                     DEARBORN                  MI        48126
27     SB565    106151456    THOMAS BRANDON M           275 WEST 530 NORTH               LA VERKIN                 UT        84745
27     SB565    106151468    KARANASOS SHERI L          1417 SOUTH VERDE STREET          TACOMA                    WA        98405
27     SB565    106151471    THURMOND JAMES D           2585 WHIPPET WAY                 SEDONA                    AZ        86336
27     SB565    106151610    MCCAFFREY MARY G           779 DEER CLOVER WAY              CASTLE ROCK               CO        80104
27     SB565    106151678    BERTOCK GLORIA S           15385 VALERIE                    MACOMB TOWNSHIP           MI        48044
27     SB565    106151682    FLONNERY CORDILIA          2714 N STATION STREET            INDIANAPOLIS              IN        46218
27     SB565    106151683    COPE WARREN                2030 N EMERSON                   INDIANAPOLIS              IN        46218
27     SB565    106151687    ALVIS JASON D              2573 SHERIDAN COURT              CICERO                    IN        46034
27     SB565    106151788    HONG TUAN                  11610 COCOA COURT                STERLING HEIGHTS          MI        48312
27     SB565    106151904    DEDIC EDIBA                3156-3158 HOLBROOK               HAMTRAMCK                 MI        48212
27     SB565    106151948    MCINTOSH PENNY L           185 WEST CENTER                  FILLMORE                  UT        84631
27     SB565    106151954    TULKAN PAMELA J            19700 WEST HIGHWAY 85            BUCKEYE                   AZ        85326
27     SB565    106152014    LIPTAK GEORGE L            10712 WADSWORTH AVE              GARFIELD HEIGHTS          OH        44125
27     SB565    106152027    JOHNSON MARK D             14565 WESTWOOD                   DETROIT                   MI        48223
27     SB565    106152199    WINTERS WILLIAM S          20606 EDWARDS ROAD EAST          SUMNER                    WA        98390
27     SB565    106152218    RESENDIZ JOSEFINA          5324 W DEMING PLACE              CHICAGO                   IL        60639
27     SB565    106152246    MINOR PAM A                4430 GREENMEADOW COURT           INDIANAPOLIS              IN        46236
27     SB565    106152284    SINGH MACHELLE L           6329 PARSIFAL PLACE              LAS VEGAS                 NV        89107
27     SB565    106152335    CANTRUP DIETER             745 HEATHER LANE                 CARBONDALE                CO        81623
27     SB565    106152352    CHAU TIN S                 9124 S ANASAZI INDIAN TRAI       HIGHLANDS RANCH           CO        80126
27     SB565    106152368    SATTERWHITE ALLISON        40 GLENWOOD AVENUE               DAYTON                    OH        45405
27     SB565    106152385    FALSTREAU RICHARD G        9211 BOYER LANE                  KIRTLAND                  OH        44094
27     SB565    106152400    REYES RUBEN                1833 N KILDARE                   CHICAGO                   IL        60639
27     SB565    106152430    CRAIGIE LESLIE A           724 SOUTH BATES STREET           BIRMINGHAM                MI        48009
27     SB565    106152432    DEAN GLENN E               750 NORTH FAIRGROUNDS            IMLAY CITY                MI        48444
27     SB565    106152438    STERN WILLIAM O            4524 STRANDWYCK                  WEST BLOOMFIELD           MI        48322
27     SB565    106152501    ALLEN BARBARA A            820 DUQUESNE AVENUE              NORTH LAS VEGAS           NV        89030
27     SB565    106152511    WILLIAMS FRED L            1725 169TH STREET COURT SO       SPANAWAY                  WA        98387
27     SB565    106152515    STARK DALE E               21351 S E 271ST PLACE            MAPLE VALLEY              WA        98038



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 106130340            58,500.00        58,189.98      11/01/96     10/01/26     9.625      9.625     15.625      5.750
 106134658            53,000.00        52,902.00      02/01/97     01/01/27    12.500     11.500     18.500      7.500
 106138648            55,250.00        55,125.73      03/01/97     02/01/27    10.875      9.875     16.875      6.250
 106143876            36,000.00        35,979.86      07/01/97     06/01/27    12.125     12.125     18.125      8.250
 106145654           111,600.00       111,492.64      07/01/97     06/01/27     9.625      9.625     15.625      6.000
 106145838            43,400.00        43,304.08      05/01/97     04/01/27     9.000      8.000     15.000      4.500
 106145961           186,700.00       186,700.00      09/01/97     08/01/27    10.125     10.125     16.125      6.500
 106146735           112,000.00       111,947.02      08/01/97     07/01/27    12.875     11.875     18.875      8.250
 106147700            96,500.00        96,367.37      07/01/97     06/01/27     9.875      8.875     15.875      5.000
 106148687            51,500.00        51,500.00      09/01/97     08/01/27    13.500     12.500     19.500      8.500
 106148720            51,000.00        51,000.00      09/01/97     08/01/27     9.500      8.500     15.500      5.250
 106148762            69,000.00        69,000.00      09/01/97     08/01/27    10.500      9.500     16.500      6.750
 106148835           142,000.00       141,901.00      08/01/97     07/01/27    11.125     10.125     17.125      6.500
 106149010            42,400.00        42,400.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106149126            93,500.00        93,455.21      09/01/97     08/01/27     9.625      8.625     15.625      4.750
 106149482           105,000.00       104,944.13      09/01/97     08/01/27     9.125      8.125     15.125      4.500
 106149584            40,000.00        39,976.38      08/01/97     07/01/27     8.625      7.625     14.625      3.750
 106149832            90,900.00        90,900.00      09/01/97     08/01/27    11.125     10.125     17.125      6.250
 106149939            98,000.00        98,000.00      09/01/97     08/01/27     9.875      8.875     15.875      6.000
 106149951           113,400.00       113,400.00      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 106150201           191,200.00       191,200.00      09/01/97     08/01/27     8.625      8.625     14.625      5.000
 106150406            82,400.00        82,374.72      08/01/97     07/01/27    13.000     12.000     19.000      7.250
 106150460           107,000.00       107,000.00      09/01/97     08/01/27    12.000     11.000     18.000      7.250
 106150507            45,000.00        45,000.00      09/01/97     08/01/27     9.875      9.875     15.875      6.250
 106150558           309,400.00       309,226.54      08/01/97     07/01/27     8.875      8.875     14.875      5.500
 106150664            77,000.00        77,000.00      10/01/97     09/01/27     9.250      8.250     15.250      5.500
 106150758            71,600.00        71,565.70      08/01/97     07/01/27     9.625      9.625     15.625      6.000
 106150760           202,300.00       202,300.00      09/01/97     08/01/27     9.625      8.625     15.625      7.250
 106151104            66,600.00        66,600.00      09/01/97     08/01/27    10.000      9.000     16.000      5.750
 106151121            61,200.00        61,200.00      09/01/97     08/01/27    11.125     10.125     17.125      6.250
 106151146            54,600.00        54,600.00      09/01/97     08/01/27    10.375      9.375     16.375      5.900
 106151263            98,000.00        98,000.00      09/01/97     08/01/27    12.000     11.000     18.000      7.250
 106151341           112,500.00       112,500.00      09/01/97     08/01/27     9.625      8.625     15.625      6.000
 106151456            80,452.00        80,412.43      09/01/97     08/01/27     9.500      9.500     15.500      5.875
 106151468           112,400.00       112,352.86      08/01/97     07/01/27    10.250      9.250     16.250      5.750
 106151471           147,900.00       147,900.00      09/01/97     08/01/27    10.125     10.125     16.125      6.500
 106151610           222,700.00       222,700.00      09/01/97     08/01/27     8.000      8.000     14.000      4.400
 106151678            82,000.00        82,000.00      09/01/97     08/01/27     9.625      9.625     15.625      6.000
 106151682            39,200.00        39,191.58      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106151683            55,800.00        55,800.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 106151687           120,000.00       120,000.00      09/01/97     08/01/27    10.000      9.000     16.000      5.250
 106151788           118,100.00       118,100.00      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 106151904            39,500.00        39,500.00      09/01/97     08/01/27     9.750      8.750     15.750      6.500
 106151948            50,400.00        50,400.00      09/01/97     08/01/27    13.625     12.625     19.625      8.625
 106151954            59,400.00        59,400.00      09/01/97     08/01/27    10.125      9.125     16.125      5.750
 106152014            96,300.00        96,300.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106152027            57,000.00        57,000.00      09/01/97     08/01/27    10.375      9.375     16.375      5.500
 106152199           169,500.00       169,500.00      10/01/97     09/01/27    10.750      9.750     16.750      6.500
 106152218           101,200.00       101,200.00      09/01/97     08/01/27     9.750      9.750     15.750      5.750
 106152246            62,400.00        62,400.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106152284            80,000.00        80,000.00      09/01/97     08/01/27    11.750     10.750     17.750      6.750
 106152335           137,700.00       137,634.03      10/01/97     09/01/27     9.625      8.625     15.625      5.250
 106152352           165,980.00       165,980.00      09/01/97     08/01/27    10.750      9.750     16.750      6.250
 106152368            64,000.00        64,000.00      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 106152385           526,500.00       526,500.00      09/01/97     08/01/27     9.625      8.625     15.625      4.750
 106152400           105,600.00       105,600.00      09/01/97     08/01/27    10.375     10.375     16.375      6.500
 106152430           304,000.00       303,811.05      08/01/97     07/01/27     8.375      8.375     14.375      4.750
 106152432           105,300.00       105,300.00      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 106152438           210,000.00       210,000.00      09/01/97     08/01/27    10.125      9.125     16.125      5.400
 106152501            36,400.00        36,387.02      08/01/97     07/01/27    11.000     10.000     17.000      5.250
 106152511           159,300.00       159,300.00      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 106152515           123,960.00       123,960.00      09/01/97     08/01/27    11.750     10.750     17.750      6.750

                                                                                                                   Page 11 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     SB565    106152528    GROFF GARY L               1251 SOUTH DIAMOND MILL RD       NEW LEBANON               OH        45345
27     SB565    106152532    KRASINSKA BOGUMILA         3945 NORTH FIRESTONE LANE        HOFFMAN ESTATES           IL        60195
27     SB565    106152546    ANTHONY ROBBIE M           1623 N LOREL                     CHICAGO                   IL        60639
27     SB565    106152563    HARRIS TOMMY G             2384 SOUTH ZENO STREET           AURORA                    CO        80013
27     SB565    106152565    JOHNSON BRUCE M            5450 SOUTH NIAGARA COURT         GREENWOOD VILLAGE         CO        80111
27     SB565    106152571    HILTE ERNEST               8419 EAST BELGIAN TRAIL          SCOTTSDALE                AZ        85258
27     SB565    106152602    DUONG SCOTT Q              3520 PLEASANT KNOLL DRIVE        SAN JOSE                  CA        95148
27     SB565    106152645    JAMES ARTHUR S             1753 EAST SYCAMORE STREET        COLUMBUS                  OH        43206
27     SB565    106152683    COUCH DEBRA L              621 WASHINGTON AVE               PALMYRA                   WI        53156
27     SB565    106152685    KOZLOWSKI RICHARD A        17856 POINTE CIRCLE              CLINTON TOWNSHIP          MI        48038
27     SB565    106152692    HORNBACK MELINDA J         215 SOUTH CARTHAGE RD            CHARLOTTESVILLE           IN        46117
27     SB565    106152703    MAHONEY DARAN L            2985 1/2 RED WILLOW DRIVE        GRAND JUNCTION            CO        81504
27     SB565    106152705    TENNEY MICHAEL A           1389 GRANITE HILLS DRIVE         EL CAJON                  CA        92019
27     SB565    106152722    OTT DAWN MARIE             918 VIRGINIA AVENUE              CAMPBELL                  CA        95008
27     SB565    106152723    KOEBERLE JEFFREY J         16177 EAST PRENTICE PLACE        AURORA                    CO        80015
27     SB565    106152729    BEKINS WARD J              43916 SOUTHEAST 149TH STRE       NORTH BEND                WA        98045
27     SB565    106152764    PHILLIPS PAUL              1419 WAUKEGAN ROAD               NORTHBROOK                IL        60062
27     SB565    106152770    KUETHER MARK W             202 NORTH 110TH STREET           WAUWATOSA                 WI        53226
27     SB565    106152794    FLINT WAYNE A              290 HARVEST DRIVE                HAYDEN                    CO        81639
27     SB565    106152810    ALVARADO JOHN E            2631 WEST GREGG DRIVE            CHANDLER                  AZ        85224
27     SB565    106152843    PIOLI MICHAEL E            38610 SUPERIOR                   ROMULUS                   MI        48174
27     SB565    106152845    ATKINS RICK                7625 DAVIS LANE                  INDIANAPOLIS              IN        46236
27     SB565    106152906    GIBBS OLA                  504 N LAWLER                     CHICAGO                   IL        60644
27     SB565    106152934    QURESHI WAQAR              15356 BLACK FRIARS ROAD          ORLAND PARK               IL        60462
27     SB565    106152938    DIAZ MANUEL JR             5302 W 23RD PLACE                CICERO                    IL        60804
27     SB565    106152982    HUFFMAN SCOTT C            17049 WELLINGTON DRIVE           PARKER                    CO        80134
27     SB565    106153042    GHANAYEM JAMAL             3501 WEST WRIGHTWOOD             CHICAGO                   IL        60647
27     SB565    106153067    YOM BONG J                 7670 SW BARNARD DRIVE            BEAVERTON                 OR        97007
27     SB565    106153069    LEHNHARDT RICHARD C        1335 DARLING STREET              OGDEN                     UT        84403
27     SB565    106153124    TORALES JOSE A             29371 STAGECOACH BOULEVARD       EVERGREEN                 CO        80439
27     SB565    106153158    BUTLER TODD B              N604 JUNEAU ST                   EMMET                     WI        53098
27     SB565    106153176    CHEEK SUSIE                4180 AMMONS STREET               WHEAT RIDGE               CO        80033
27     SB565    106153183    BARTEL KATHRYN S           2563 EAST WILLOW HILLS DRI       SANDY                     UT        84093
27     SB565    106153228    STANKER KENNETH A          129 SOUTH LANCASTER              BOLINGBROOK               IL        60440
27     SB565    106153246    NEAL BRIDGETT              2142 WEST 78TH STREET            CHICAGO                   IL        60620
27     SB565    106153258    SZYCH PAUL                 7515-17 KENTUCKY                 DEARBORN                  MI        48126
27     SB565    106153264    BARKER HAROLD P            W6398 E OAK STREET               DALTON                    WI        53926
27     SB565    106153309    PERRINO GREGORY A          5500 NORTHEAST 26TH STREET       RENTON                    WA        98059
27     SB565    106153310    MILLER JAMES K             3830 SOUTH HEATH WAY             CHANDLER                  AZ        85248
27     SB565    106153353    CHOI HYE SUN               4402 N PRIMROSE                  INDIANAPOLIS              IN        46205
27     SB565    106153354    MARSHALL JAMES R           3755 N COUNTY ROAD 350 WE        LEBANON                   IN        46052
27     SB565    106153368    STROMAN ROBERT             2532 FAIRLAWN DRIVE              COLUMBUS                  IN        47203
27     SB565    106153493    THURIN JOHN P              322 WEST WASHINGTON              SOUTH BEND                IN        46601
27     SB565    106153591    THOMAS ANTHONY T           19955 LITTLEFIELD                DETROIT                   MI        48235
27     SB565    106153643    ROSLONSKI DANIEL           53771 N  FOSTER ROAD             NEW BALTIMORE             MI        48047
27     SB565    106153693    D'ANDREA WALTER            37394 GROESBECK                  CLINTON TWP.              MI        48036
27     SB565    106153748    DALALY MICHAEL P           15221 HIAWATHA TRAIL             ORLAND PARK               IL        60462
27     SB565    106153751    MANTOOTH ROBERT W          16656 WEST 146TH PLACE           LOCKPORT                  IL        60441
27     SB565    106153879    LOUCKS JAMES A             2144 DEAN AVE                    HOLT                      MI        48842
27     SB565    106153961    HOFFEDITZ GARY A           214 PRAIRIE PARKWAY              BROWNSBURG                IN        46112
27     SB565    106154025    KNOX VENA MARIE            20735 GENTNER                    WARREN                    MI        48089
27     SB565    106154043    LONG GRETCHEN B            271 N HOLMES AVE                 INDIANAPOLIS              IN        46222
27     SB565    106154091    ZIELINSKI MICHAEL J        349 BASSWOOD COURT               BARTLETT                  IL        60103
27     SB565    106154439    BOUCHARD CATHERINE L       10101 HORSESHORE CIRCLE          CLARKSTON                 MI        48348
                -------------------------------
                      116    Sale Total



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 106152528            97,700.00        97,700.00      10/01/97     09/01/27     9.875      9.875     15.875      6.500
 106152532           194,400.00       194,301.83      09/01/97     08/01/27     9.375      9.375     15.375      5.750
 106152546            85,500.00        85,500.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106152563           198,000.00       198,000.00      09/01/97     08/01/27     8.875      8.875     14.875      5.250
 106152565           430,950.00       430,950.00      09/01/97     08/01/27     8.875      7.875     14.875      4.300
 106152571           190,825.00       190,825.00      09/01/97     08/01/27     9.875      9.875     15.875      6.500
 106152602           204,000.00       203,885.63      09/01/97     08/01/27     8.875      8.875     14.875      5.250
 106152645            58,500.00        58,500.00      09/01/97     08/01/27     8.375      8.375     14.375      5.250
 106152683            94,500.00        94,500.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106152685           136,000.00       136,000.00      09/01/97     08/01/27    12.125     11.125     18.125      7.050
 106152692            62,300.00        62,300.00      09/01/97     08/01/27    12.625     11.625     18.625      7.500
 106152703            54,000.00        54,000.00      09/01/97     08/01/12    10.875     10.875     16.875      7.500
 106152705           137,700.00       137,700.00      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 106152722           201,000.00       200,906.23      09/01/97     08/01/27     9.750      8.750     15.750      5.125
 106152723           140,000.00       140,000.00      09/01/97     08/01/27     9.500      8.500     15.500      4.500
 106152729           214,600.00       214,600.00      09/01/97     08/01/27    10.250      9.250     16.250      5.750
 106152764           448,500.00       448,340.08      09/01/97     08/01/27    11.000     11.000     17.000      6.750
 106152770            86,600.00        86,600.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106152794           125,100.00       125,029.87      09/01/97     08/01/27     8.875      8.875     14.875      5.250
 106152810           168,800.00       168,725.32      09/01/97     08/01/27    10.000      9.000     16.000      5.550
 106152843           140,000.00       140,000.00      09/01/97     08/01/27    12.625     11.625     18.625      7.500
 106152845            86,000.00        86,000.00      09/01/97     08/01/27     9.125      9.125     15.125      5.250
 106152906            90,000.00        90,000.00      09/01/97     08/01/27     8.875      7.875     14.875      3.750
 106152934           128,200.00       128,200.00      09/01/97     08/01/27    12.375     11.375     18.375      6.750
 106152938           126,000.00       126,000.00      09/01/97     08/01/27    10.750      9.750     16.750      6.250
 106152982           154,960.00       154,960.00      09/01/97     08/01/27     9.500      8.500     15.500      5.000
 106153042            27,500.00        27,500.00      09/01/97     08/01/27    11.000     11.000     17.000      7.000
 106153067           136,000.00       136,000.00      09/01/97     08/01/27    10.500      9.500     16.500      6.000
 106153069           117,000.00       116,945.42      09/01/97     08/01/27     9.750      8.750     15.750      5.250
 106153124           199,750.00       199,750.00      09/01/97     08/01/27    11.000     10.000     17.000      6.500
 106153158           112,800.00       112,800.00      10/01/97     09/01/27    11.250     11.250     17.250      7.500
 106153176           108,000.00       108,000.00      09/01/97     08/01/27     9.250      8.250     15.250      5.250
 106153183           232,000.00       232,000.00      10/01/97     09/01/27    12.000     11.000     18.000      7.250
 106153228           103,200.00       103,200.00      09/01/97     08/01/27    10.875     10.875     16.875      7.500
 106153246            48,500.00        48,500.00      09/01/97     08/01/27    12.125     11.125     18.125      6.750
 106153258           112,500.00       112,500.00      09/01/97     08/01/27     8.875      8.875     14.875      5.000
 106153264            67,200.00        67,200.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106153309           291,450.00       291,450.00      09/01/97     08/01/27    12.250     11.250     18.250      7.250
 106153310           135,298.00       135,298.00      10/01/97     09/01/27    10.750      9.750     16.750      6.500
 106153353            48,400.00        48,383.66      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 106153354            90,800.00        90,800.00      09/01/97     08/01/27    10.125     10.125     16.125      6.500
 106153368            92,300.00        92,300.00      09/01/97     08/01/27    11.250     11.250     17.250      7.500
 106153493           300,000.00       299,863.70      09/01/97     08/01/27     9.875      9.875     15.875      6.000
 106153591            35,200.00        35,200.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106153643           107,000.00       106,936.82      09/01/97     08/01/27     8.625      8.625     14.625      4.950
 106153693            79,400.00        79,400.00      09/01/97     08/01/27    10.500      9.500     16.500      6.800
 106153748           101,200.00       101,200.00      10/01/97     09/01/27    11.375     10.375     17.375      6.250
 106153751            67,200.00        67,200.00      09/01/97     08/01/27     9.625      9.625     15.625      6.050
 106153879            56,200.00        56,200.00      09/01/97     08/01/27     9.750      9.750     15.750      6.000
 106153961            80,000.00        80,000.00      10/01/97     09/01/27    12.625     11.625     18.625      7.500
 106154025            40,800.00        40,785.45      09/01/97     08/01/27    11.000     10.000     17.000      6.500
 106154043            58,500.00        58,500.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 106154091           119,200.00       119,200.00      10/01/97     09/01/27    11.250     11.250     17.250      6.750
 106154439           242,100.00       242,100.00      10/01/97     09/01/27    10.375      9.375     16.375      5.200
 -----------------------------------------------                               ---------------------------------------
       116        14,025,075.00    14,022,418.34                               10.282      9.644     16.282      5.974

                                                                                                                   Page 12 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
27     SB568    106118568    ALVARADO NORMA             10910 LOMBARDY ROAD              SILVER SPRING             MD        20901
27     SB568    106122236    MARUNGO BASELISA           419 WESTON STREET                AURORA                    IL        60505
27     SB568    106126341    PRISCO STEPHEN             272 DAYTON AVENUE                MANORVILLE                NY        11949
27     SB568    106128680    ST FLEUR MARIE             730 GOODRICH STREET              UNIONDALE                 NY        11553
27     SB568    106131717    SELLMAN JON CHADWICK       4616 EDINBROOK TERRACE           BROOKLYN PARK             MN        55443
27     SB568    106140369    MARKOS LINDA               3750 ALVINA                      WARREN                    MI        48091
27     SB568    106147719    MARSH RHONDA K             317 NORTH MILL                   PLAINFIELD                IN        46168
27     SB568    106150032    TRONGALE ELAINE M          1325 GROVE AVE                   BERWYN                    IL        60402
27     SB568    106150260    MCPHAIL KEVIN              8310 WALKABOUT WAY               PINCKNEY                  MI        48169
27     SB568    106150335    HAGERMAN JERALD L          2422 HAGERMAN STREET             COLORADO SPRINGS          CO        80904
27     SB568    106150347    RUSTENBURG ROBERT          18120 EAST VENCINO STREET        CHANDLER                  AZ        85236
27     SB568    106150509    HARRIS CLAUDE B            5 S 660 HUMMINGBIRD LANE         NAPERVILLE                IL        60540
27     SB568    106150670    MUHAMMAD-ALI MAHMOUD A     5099 BELMONT ST                  HAMTRAMCK                 MI        48212
27     SB568    106151136    DRAPER ANITA LEE           702 LA FONDA                     ROSWELL                   NM        88201
27     SB568    106151220    JOHNSON ORA MAE            45 NORTH AUSTIN BOULEVARD        CHICAGO                   IL        60644
27     SB568    106151690    ANDREWS JOHNNIE            3421 N. STATION                  INDIANAPOLIS              IN        46218
27     SB568    106151706    AGUILAR MAXINE             1347 EAST 12TH STREET            PUEBLO                    CO        81001
27     SB568    106151852    HARLOS WAYNE R             4222 SOUTH ANDES STREET          AURORA                    CO        80013
27     SB568    106151858    LEWIS STEVEN               530 NORTH OXFORD LANE            CHANDLER                  AZ        85225
27     SB568    106151956    LIGGETT-CROS PATRICIA A    6731 NORTH 12TH WAY              PHOENIX                   AZ        85014
27     SB568    106151984    YARN EVELYN W              1327 EAST 89TH STREET            CHICAGO                   IL        60619
27     SB568    106152121    DUNCAN ELI                 2939 ALTER RD                    DETROIT                   MI        48215
27     SB568    106152206    DRUMMER LAMAR              1639 NORTH LOCKWOOD              CHICAGO                   IL        60639
27     SB568    106152476    CEPHERS DALE A             9137 NORTH DELBERT ROAD          PARKER                    CO        80134
27     SB568    106152581    SCOTT JEAN N               27126 MOUNTAIN PARK ROAD         EVERGREEN                 CO        80439
27     SB568    106152741    THOMPSON DIANE R           17041 EDWARDS AVENUE             SOUTHFIELD                MI        48076
27     SB568    106152844    STILLEY ROBERT M           W345 N5298 TEARNEY DRIVE         OCONOMOWOC                WI        53069
27     SB568    106152946    THOMAS EMMANUEL J          12140 BRAILE                     DETROIT                   MI        48223
27     SB568    106152958    AKINS JOEANN               9108 DEERS TONGUE CIRCLE W       TACOMA                    WA        98467
27     SB568    106153030    DUNKER ALMA A              725 JAMES COURT                  MARENGO                   IL        60152
27     SB568    106153051    LEWIS CLAUDIA G            13900 EASTBURN                   DETROIT                   MI        48205
27     SB568    106153138    MCNEAL JANICE              236 SOUTH 19TH AVENUE            MAYWOOD                   IL        60513
27     SB568    106153150    HOERT DANIEL L             240 HARDING STREET               MEDINA                    OH        44256
27     SB568    106153247    BAUMBICK LINDA             6302 VELMA AVENUE                PARMA                     OH        44129
27     SB568    106153305    VARGAS MARIA               1006 NORTH 26TH STREET           PHOENIX                   AZ        85008
27     SB568    106153312    ZIEGLER DORA L             9590 WEST CHENANGO               LITTLETON                 CO        80123
27     SB568    106153349    HORNSBY BARTHOLOME A       1908 NORTH VERMONT AVE           ROYAL OAK                 MI        48073
27     SB568    106153397    D'AIELLO FRANK J III       353 EAST MAIN STREET             CIRCLEVILLE               OH        43113
27     SB568    106153491    STRUBE MICHAEL F           2845 MOFFAT ROAD                 TOLEDO                    OH        43615
27     SB568    106153562    WALLS MICHAEL C            3219 WEST MAYPOLE                CHICAGO                   IL        60624
27     SB568    106153632    THOMAS DARRYL              6616 SOUTH BISHOP STREET         CHICAGO                   IL        60647
27     SB568    106153699    GORDON CHRISTOPHE W        3178 NORTH CAPITOL AVENUE        INDIANAPOLIS              IN        46208
27     SB568    106153747    SHARP DERRICK              2733 WEST POTOMAC                CHICAGO                   IL        60622
27     SB568    106153764    MCNAUGHTON TORI MC         190 LIBERTY                      PONTIAC                   MI        48341
27     SB568    106153807    LEE JOONKI                 1525 WINFIELD WAY                MIDDLETON                 WI        53562
27     SB568    106153815    PRIEBE DOROTHY L           4875 NORTHWOOD DRIVE             SHEFFIELD LAKE            OH        44054
27     SB568    106153930    BERGIN JOSEPH M JR         1699 HENRIETTA                   BIRMINGHAM                MI        48009
27     SB568    106154020    STEWART RODNEY             11907 HONEYDALE                  CLEVELAND                 OH        44120
27     SB568    106154127    GAJEWSKI JEANETTE M        21 FALLSTONE                     STREAMWOOD                IL        60107
27     SB568    106154175    HUBBARD GEORGE M           7393 WEST 50 SOUTH               MORGANTOWN                IN        46160
27     SB568    106154220    SWENINGSON THOMAS J        12009 MINNETONKA MILLS ROA       MINNETONKA                MN        55305
27     SB568    106154227    SPROWL FRANK               24731 LAKEWOOD                   STURGIS                   MI        49091
27     SB568    106154335    WATTS JACQUELINE           10920 SOUTH EBERHART             CHICAGO                   IL        60632
27     SB568    106154345    GERSCH RONALD              511 DANNY DRIVE                  SHOREWOOD                 IL        60431
27     SB568    106154425    VELA ELOISA                1727 WEST SUPERIOR STREET        CHICAGO                   IL        60622
27     SB568    106154442    STOCK MATTHEW E            1331 E 286TH STREET              ATLANTA                   IN        46031
27     SB568    106154507    JELKS ANTHONY              5233 DEER CREEK DRIVE            INDIANAPOLIS              IN        46254
27     SB568    106154592    ELSOUSOU ANIS              16019 DELAND COURT               TINLEY PARK               IL        60477
27     SB568    106154673    WOLF MARC                  591 LAPRAIRIE                    FERNDALE                  MI        48220
27     SB568    106154930    SASSIN NADIA               4636 ROSALIE                     DEARBORN                  MI        48126
                --------------------------------
                       60    Sale Total
                      661    Total with Superior



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 106118568           157,500.00       156,328.12      08/01/96     07/01/26     8.625      8.625     14.625      5.000
 106122236           126,000.00       125,331.64      08/01/96     07/01/26     9.625      9.625     15.625      6.250
 106126341           138,600.00       137,944.03      10/01/96     09/01/26     9.500      9.500     15.500      6.750
 106128680            91,184.00        90,662.49      10/01/96     09/01/26     8.875      8.875     14.875      6.000
 106131717           135,000.00       133,688.42      11/01/96     10/01/26     9.250      9.250     15.250      5.500
 106140369            46,800.00        46,615.42      02/01/97     01/01/27     9.375      9.375     15.375      5.750
 106147719            64,300.00        64,222.67      07/01/97     06/01/27    10.500      9.500     16.500      5.750
 106150032            75,600.00        75,560.81      08/01/97     07/01/27     9.250      8.250     15.250      4.500
 106150260           165,000.00       165,000.00      09/01/97     08/01/27    10.125     10.125     16.125      6.500
 106150335            32,000.00        32,000.00      10/01/97     09/01/27    12.000     11.000     18.000      7.250
 106150347           139,500.00       139,436.62      09/01/97     08/01/27     9.875      8.875     15.875      4.950
 106150509           178,600.00       178,534.56      08/01/97     07/01/27    10.875      9.875     16.875      5.750
 106150670            20,000.00        19,995.29      09/01/97     08/01/27    12.875     11.875     18.875      8.250
 106151136            90,525.00        90,525.00      09/01/97     08/01/27    11.000     11.000     17.000      7.375
 106151220            62,000.00        62,000.00      09/01/97     08/01/27    11.875     10.875     17.875      6.900
 106151690            37,800.00        37,800.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 106151706            44,100.00        44,100.00      10/01/97     09/01/27    10.750      9.750     16.750      6.000
 106151852           128,080.00       128,080.00      10/01/97     09/01/27    10.625     10.625     16.625      7.250
 106151858           178,950.00       178,950.00      09/01/97     08/01/27     9.375      9.375     15.375      5.800
 106151956            76,000.00        76,000.00      10/01/97     09/01/27     9.875      8.875     15.875      5.550
 106151984            80,700.00        80,700.00      10/01/97     09/01/27    11.625     10.625     17.625      7.000
 106152121            19,600.00        19,600.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 106152206            61,700.00        61,700.00      10/01/97     09/01/27    12.875     11.875     18.875      7.500
 106152476           441,000.00       441,000.00      09/01/97     08/01/27     9.250      8.250     15.250      5.000
 106152581           324,600.00       324,600.00      10/01/97     09/01/27    10.750      9.750     16.750      5.750
 106152741            93,500.00        93,500.00      09/01/97     08/01/27     9.625      9.625     15.625      6.250
 106152844            80,000.00        80,000.00      10/01/97     09/01/27    10.625      9.625     16.625      5.500
 106152946            44,800.00        44,800.00      10/01/97     09/01/27    12.625     11.625     18.625      7.500
 106152958            56,000.00        56,000.00      10/01/97     09/01/27    10.250      9.250     16.250      5.500
 106153030           150,000.00       150,000.00      10/01/97     09/01/27    10.000     10.000     16.000      5.750
 106153051            32,700.00        32,700.00      10/01/97     09/01/27    11.625     10.625     17.625      6.900
 106153138            86,700.00        86,700.00      10/01/97     09/01/27     7.875      7.875     13.875      4.500
 106153150            77,000.00        77,000.00      10/01/97     09/01/27    11.125     10.125     17.125      6.000
 106153247            83,000.00        83,000.00      10/01/97     09/01/27     9.625      8.625     15.625      5.000
 106153305            52,700.00        52,700.00      10/01/97     09/01/27    11.500     10.500     17.500      7.300
 106153312           112,200.00       112,200.00      10/01/97     09/01/27     8.750      7.750     14.750      4.500
 106153349           159,200.00       159,200.00      09/01/97     08/01/27     9.750      8.750     15.750      5.200
 106153397            68,000.00        68,000.00      10/01/97     09/01/27    10.250     10.250     16.250      7.250
 106153491            69,700.00        69,700.00      10/01/97     09/01/27     9.625      9.625     15.625      6.250
 106153562           106,200.00       106,200.00      10/01/97     09/01/27    10.250      9.250     16.250      5.750
 106153632            36,400.00        36,400.00      10/01/97     09/01/27     9.625      8.625     15.625      5.000
 106153699            31,800.00        31,800.00      10/01/97     09/01/27    11.000     10.000     17.000      6.500
 106153747           180,000.00       180,000.00      10/01/97     09/01/27    10.500      9.500     16.500      5.750
 106153764            43,200.00        43,200.00      10/01/97     09/01/27    10.375      9.375     16.375      5.700
 106153807           212,400.00       212,400.00      10/01/97     09/01/27     9.875      8.875     15.875      5.000
 106153815            44,800.00        44,800.00      10/01/97     09/01/27     9.250      9.250     15.250      5.500
 106153930           408,000.00       408,000.00      09/01/97     08/01/27     7.125      7.125     13.125      3.750
 106154020            36,700.00        36,700.00      10/01/97     09/01/27     9.000      8.000     15.000      4.500
 106154127            95,500.00        95,500.00      10/01/97     09/01/27     8.500      7.500     14.500      4.250
 106154175           110,000.00       110,000.00      10/01/97     09/01/27     8.500      8.500     14.500      5.250
 106154220           126,300.00       126,300.00      10/01/97     09/01/27    10.500      9.500     16.500      5.750
 106154227           189,000.00       189,000.00      10/01/97     09/01/27    12.125     11.125     18.125      7.400
 106154335            52,400.00        52,400.00      10/01/97     09/01/27    12.000     11.000     18.000      7.250
 106154345           116,000.00       116,000.00      10/01/97     09/01/27    10.625     10.625     16.625      6.300
 106154425           156,000.00       156,000.00      10/01/97     09/01/27    10.000     10.000     16.000      6.750
 106154442           144,000.00       144,000.00      10/01/97     09/01/27     8.625      8.625     14.625      5.000
 106154507           134,000.00       134,000.00      10/01/97     09/01/27    12.625     11.625     18.625      7.500
 106154592           211,900.00       211,900.00      10/01/97     09/01/27    10.875     10.875     16.875      7.550
 106154673            56,700.00        56,700.00      10/01/97     09/01/27     8.375      7.375     14.375      3.750
 106154930            69,300.00        69,300.00      10/01/97     09/01/27    10.375      9.375     16.375      6.100
 -----------------------------------------------                               ---------------------------------------
        60         6,641,239.00     6,636,475.07                                9.936      9.375     15.936      5.771
       661        77,607,445.00    77,584,751.04                               10.434      9.715     16.434      6.179

                                                                                                                   Page 13 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
23     BS33     106146264    MARLOW ROSS J              147 N 3700 E                     RIGBY                     UT        83442
23     BS33     106146289    CURTIS PAUL W              2531 EAST EASTBOURNE DRIVE       SALT LAKE CITY            UT        84121
23     BS33     106146445    TUCK DEBORAH R             1209 LOOKING GLASS WAY           CENTRAL POINT             OR        97502
23     BS33     106147027    WALRATH SCOTT              6915 46TH AVENUE                 KENOSHA                   WI        53142
23     BS33     106147504    PLEWES JOHN M              15001 SENATOR WAY                CARMEL                    IN        46032
23     BS33     106147610    COOLEY LARIA A             419 DALLAS STREET                GARY                      IN        46406
23     BS33     106147693    REDMON RICCI               3861 HENDRON ROAD                GROVEPORT                 OH        43125
23     BS33     106147801    GALLEGOS CASEY M           712 SOUTH 6TH STREET             YAKIMA                    WA        98901
23     BS33     106147905    JENSEN MARSHA              162 5TH STREET                   IDAHO FALLS               ID        83401
23     BS33     106148244    LABELLA KENNETH R          5230 CRYSTAL VISTA LANE          RENO                      NV        89523
23     BS33     106148506    FRESSE ORLANDO             4553 WEST FOSTER                 CHICAGO                   IL        60630
23     BS33     106148581    WILSON STEVEN C            520 W 54TH AVE                   MERRILLVILLE              IN        46410
23     BS33     106148593    GARTEN DAVID A             349 KENNETT                      PONTIAC                   MI        48340
23     BS33     106148822    GILLIAM FREDERICK G        28850 GARFIELD                   ROSEVILLE                 MI        48066
23     BS33     106148825    ANSCHUETZ CAROL J          302 THIRD AVENUE                 TAWAS CITY                MI        48763
23     BS33     106148827    KASTANOS CHRISTINE G       6328 HIGH VALLEY DRIVE           WHITE LAKE                MI        48383
23     BS33     106149089    RAINEY ROGER R             65 SOUTH POSADO COURT            IVINS                     UT        84738
23     BS33     106149130    SEWELL ABBIE G             137 OLIVER                       PONTIAC                   MI        48342
23     BS33     106149182    GRAZIANO ANTHONY T         3185 CORTINA DRIVE               COLORADO SPRINGS          CO        80918
23     BS33     106149193    ROBLES HUGO                1317 WEST AMERICAN AVENUE        SALT LAKE CITY            UT        84104
23     BS33     106149302    ANDRADE DORIS M            2537 NORTH LUNA                  CHICAGO                   IL        60639
23     BS33     106149421    ISMAIL ABDALLAH            6236 BINGHAM                     DEARBORN                  MI        48126
23     BS33     106149435    DUNTHORN JAN C             14901 250TH STREET EAST          GRAHAM                    WA        98338
23     BS33     106149522    PARTIN WILLIAM B           1158 FALL RIVER ROAD             YPSILANTI                 MI        48198
23     BS33     106149524    ANDERTON CHARLES           5594 CLEARY                      WATERFORD                 MI        48329
23     BS33     106149536    FOSTER STEPHEN P           11690 VANTAGE VISTA PLACE        SILVERDALE                WA        98383
23     BS33     106149623    PRUNTY PEGGY               6334 SOUTH SANGAMON              CHICAGO                   IL        60621
23     BS33     106149643    COX STEPHEN J              422 N MILL ST                    FAIRMOUNT                 IN        46928
23     BS33     106149680    CARRILLO BEATRICE F        1238 MARTIN ROAD                 LONGMONT                  CO        80501
23     BS33     106149745    FARMER MICHAEL             2797 EAST 116TH STREET           CLEVELAND                 OH        44120
23     BS33     106149754    THEIS RONALD J             27115 WESTLAND ROAD              REDFORD                   MI        48240
23     BS33     106149756    STOVER PATRICIA A          505 CHURCH STREET                CHESANING                 MI        48616
23     BS33     106149801    PARKER JAMES W             336 PINE RIDGE STREET            ELIZABETH                 CO        80107
23     BS33     106149819    CARSON FRANK J             17081 FALMOUTH DRIVE             STRONGSVILLE              OH        44136
23     BS33     106149821    HAENDIGES RICHARD J JR     9415 NORWALK ROAD                LITCHFIELD                OH        44253
23     BS33     106149834    HAENDIGES RICHARD J JR     6761 RICE ROAD                   SPENCER                   OH        44275
23     BS33     106149856    SIMPSON JOHN C             148 BROADWAY N                   LAKE ORION                MI        48362
23     BS33     106149858    JACKSON MARIO              5571 WILSON                      MARATHON TWP              MI        48421
23     BS33     106149925    GONZALEZ NORMA L           2146 WEST ADDISON                CHICAGO                   IL        60618
23     BS33     106149941    SCHULTZ NINA               1523 STURDEVANT ROAD             SMITHS CREEK              MI        48074
23     BS33     106149945    VANATTEN JAMES R           7094 SOUTHWEST DRIVE             STANWOOD                  MI        49346
23     BS33     106149954    MCCLURE PATRICIA L         38012 NW 29TH AVENUE             WOODLAND                  WA        98674
23     BS33     106150036    CUNNINGHAM NANCY           15417 HONORE                     HARVEY                    IL        60426
23     BS33     106150053    ORCUTT NANCY A             3502 LUEWAN DRIVE                INDIANAPOLIS              IN        46236
23     BS33     106150069    KRISTA LORA J              21729 COUNTY ROAD 37             ELBERT                    CO        80106
23     BS33     106150107    VANCE DONNA M              1172 WHEELING STREET             AURORA                    CO        80011
23     BS33     106150145    SMITH MICHAEL              5017 HAMPSHIRE LANE              MCHENRY                   IL        60050
23     BS33     106150154    BERRY NOREEN               18732 INKSTER ROAD               REDFORD                   MI        48240
23     BS33     106150158    SONNEFIELD J               4292 NORTH CANDLE CORNER R       CENTERPOINT               IN        47840
23     BS33     106150216    COVAULT JOHN B             4054 PINEVIEW DRIVE              ASHVILLE                  OH        43103
23     BS33     106150241    WHITE ROBERT D             13540 INDIAN CREEK DR            MIDDLEBURG HEIGHTS        OH        44130
23     BS33     106150253    QUARCINI BRIAN             3343 CUMBERLAND                  CRETE                     IL        60417
23     BS33     106150258    HUNLOCK TIMOTHY D          144 KEDDLE ROAD                  HOWELL                    MI        48843
23     BS33     106150262    ANDERSON PAUL F            10175 ELLIS ROAD                 CLARKSTON                 MI        48348
23     BS33     106150287    STEPHENSON MICHAEL C       96 CABALLO COURT                 BOULDER                   CO        80303
23     BS33     106150387    PAYNE JOHN                 24 MAJESTIC DRIVE                LOMBARD                   IL        60148
23     BS33     106150401    FRASER ROBERT J            258 NORMAN DRIVE                 STOW                      OH        44224
23     BS33     106150414    MAGEE YVONNE               7352 SOUTH SANGAMON              CHICAGO                   IL        60621
23     BS33     106150436    RAMIREZ JOSE J             1818 COMMERCE AVENUE             INDIANAPOLIS              IN        46201
23     BS33     106150437    VETOR MICHAEL P            8901 COUNTY ROAD 550 SOUTH       DALEVILLE                 IN        47334
23     BS33     106150441    DAVIS JERRY                5443 E SURREY HILL ROAD          INDIANAPOLIS              IN        46226
23     BS33     106150527    ESKRIDGE ERNEST B          7008 SOUTH ROCKWELL STREET       CHICAGO                   IL        60629



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 106146264            49,600.00        49,585.81      09/01/97     08/01/27    12.000     12.000     18.000      8.300
 106146289           146,000.00       145,952.04      08/01/97     07/01/27    11.375     11.375     17.375      7.250
 106146445            87,200.00        87,128.47      06/01/97     05/01/27    12.250     11.250     18.250      7.500
 106147027            93,000.00        92,969.45      08/01/97     07/01/27    11.375     10.375     17.375      6.000
 106147504           145,900.00       145,900.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106147610            23,400.00        23,393.84      08/01/97     07/01/27    12.375     11.375     18.375      6.750
 106147693            57,700.00        57,683.49      08/01/97     07/01/27    12.000     11.000     18.000      7.500
 106147801            49,200.00        49,180.91      07/01/97     06/01/27    13.750     12.750     19.750      8.500
 106147905            48,300.00        48,287.99      08/01/97     07/01/27    12.625     11.625     18.625      7.650
 106148244           134,300.00       134,238.99      08/01/97     07/01/27     9.875      9.875     15.875      6.250
 106148506           131,700.00       131,646.24      08/01/97     07/01/27    10.375     10.375     16.375      6.500
 106148581            81,500.00        81,463.95      08/01/97     07/01/27    10.000     10.000     16.000      6.000
 106148593            36,000.00        35,984.49      09/01/97     08/01/27    10.125      9.125     16.125      6.000
 106148822            68,900.00        68,885.94      08/01/97     07/01/27    13.500     12.500     19.500      7.750
 106148825            24,500.00        24,500.00      09/01/97     08/01/27    11.375     10.375     17.375      6.000
 106148827           280,000.00       279,934.14      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 106149089           144,500.00       144,404.68      07/01/97     06/01/27    11.375     11.375     17.375      7.750
 106149130            41,200.00        41,185.71      08/01/97     07/01/27    11.125     10.125     17.125      7.250
 106149182           106,250.00       106,211.07      09/01/97     08/01/27    10.875      9.875     16.875      6.250
 106149193            96,050.00        96,011.83      09/01/97     08/01/27    10.500      9.500     16.500      6.000
 106149302           131,400.00       131,337.05      08/01/97     07/01/27     9.625      9.625     15.625      5.750
 106149421            85,100.00        85,060.30      08/01/97     07/01/27     9.750      8.750     15.750      6.500
 106149435           100,800.00       100,567.76      08/01/97     07/01/12    10.500      9.500     16.500      6.000
 106149522            69,700.00        69,700.00      09/01/97     08/01/27    10.250      9.250     16.250      5.500
 106149524            92,700.00        92,648.03      08/01/97     07/01/27     8.875      8.875     14.875      6.000
 106149536           164,800.00       164,755.40      08/01/97     07/01/27    12.250     11.250     18.250      7.750
 106149623            60,000.00        59,985.89      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 106149643            46,800.00        46,779.85      08/01/97     07/01/27    10.125      9.125     16.125      5.000
 106149680            98,600.00        98,560.82      08/01/97     07/01/27    10.500      9.500     16.500      6.000
 106149745            52,000.00        52,000.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106149754            90,900.00        90,856.45      08/01/97     07/01/27     9.625      8.625     15.625      6.000
 106149756            52,000.00        51,987.77      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 106149801           138,550.00       138,483.63      08/01/97     07/01/27     9.625      9.625     15.625      6.000
 106149819           164,800.00       164,714.56      08/01/97     07/01/27     9.250      8.250     15.250      4.500
 106149821            80,400.00        80,373.59      08/01/97     07/01/27    11.375     10.375     17.375      6.000
 106149834           136,000.00       135,968.01      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 106149856           103,100.00       103,100.00      09/01/97     08/01/27    13.250     12.250     19.250      8.200
 106149858           135,000.00       134,889.30      07/01/97     06/01/27    10.375     10.375     16.375      6.750
 106149925           177,300.00       177,300.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106149941            48,000.00        47,989.33      08/01/97     07/01/27    13.125     12.125     19.125      8.250
 106149945           139,400.00       139,329.60      09/01/97     08/01/27     9.375      8.375     15.375      4.750
 106149954           138,400.00       138,370.10      08/01/97     07/01/27    13.250     12.250     19.250      8.250
 106150036            42,400.00        42,400.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106150053            56,000.00        55,981.60      08/01/97     07/01/27    11.375     10.375     17.375      6.000
 106150069           184,875.00       184,875.00      09/01/97     08/01/27    11.000     10.000     17.000      6.500
 106150107            72,250.00        72,217.18      08/01/97     07/01/27     9.875      9.875     15.875      6.250
 106150145           210,000.00       210,000.00      09/01/97     08/01/27    13.650     12.650     19.650      8.650
 106150154            64,000.00        63,981.69      08/01/97     07/01/27    12.000     11.000     18.000      7.000
 106150158            52,500.00        52,476.15      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 106150216           112,800.00       112,800.00      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 106150241           149,600.00       149,538.93      08/01/97     07/01/27    10.375     10.375     16.375      6.500
 106150253           243,000.00       242,766.25      08/01/97     07/01/27     9.625      8.625     15.625      7.000
 106150258           114,300.00       114,218.11      08/01/97     07/01/27    11.000     10.000     17.000      6.750
 106150262           154,300.00       154,238.69      09/01/97     08/01/27    10.500      9.500     16.500      6.750
 106150287           305,600.00       305,600.00      09/01/97     08/01/27     9.875      9.875     15.875      6.250
 106150387           119,000.00       118,964.99      08/01/97     07/01/27    11.875     10.875     17.875      7.000
 106150401           122,500.00       122,431.32      08/01/97     07/01/27     8.875      8.875     14.875      5.000
 106150414            88,500.00        88,431.60      08/01/97     07/01/27    10.650      9.650     16.650      7.000
 106150436            42,500.00        42,500.00      09/01/97     08/01/27    11.125     10.125     17.125      6.250
 106150437            95,400.00        95,317.47      08/01/97     07/01/27    10.125      9.125     16.125      5.000
 106150441           156,600.00       156,537.77      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 106150527            90,000.00        90,000.00      09/01/97     08/01/27    10.750      9.750     16.750      5.750

                                                                                                                   Page 14 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
23     BS33     106150531    PREWITT DONNA              173 PARAMOUNT DRIVE              WOODDALE                  IL        60191
23     BS33     106150538    MCCLOUD BEVERLY J          1640 NORTH MOBILE                CHICAGO                   IL        60639
23     BS33     106150542    ISA ODA                    8516 SOUTH CENTRAL AVE           BURBANK                   IL        60459
23     BS33     106150557    PHONTHIBSVAD MIXAY         5420 GOLDEN PRAIRIE CIRCLE       ROCKFORD                  IL        61109
23     BS33     106150615    TOTH GARY W                30363 HILLTOP DRIVE              EVERGREEN                 CO        80439
23     BS33     106150630    ROWE MARK D                1514 SOUTH FOUNTAIN AVENUE       SPRINGFIELD               OH        45506
23     BS33     106150631    EZELL JOSEPHINE            9228 SOUTH EGGLESTON             CHICAGO                   IL        60620
23     BS33     106150655    MCGOVERN WILLIAM Y II      1241 LEECREST NW                 MASSILLON                 OH        44646
23     BS33     106150678    HENLEY KENNETH R           3531 GARDEN AVENUE               INDIANAPOLIS              IN        46222
23     BS33     106150730    KOPP SHANDA S              644 WILLOW ROAD                  NAPERVILLE                IL        60540
23     BS33     106150731    BRUSH DONALD R             256 ARMITAGE LANE                DAYTON                    OH        45414
23     BS33     106150733    AZBELL PAUL D              1081 POPLAR STREET               NELSONVILLE               OH        45764
23     BS33     106150740    MARTIN TAMARA A            2603 AGLER ROAD                  COLUMBUS                  OH        43224
23     BS33     106150749    COOMBS PAMELA S            3990 CRESTHAVEN                  WATERFORD                 MI        48328
23     BS33     106150828    ABEGG ANGELA P             2839 SOUTH 308TH LANE            FEDERAL WAY               WA        98003
23     BS33     106150876    MORRIS KENNETH E           114 3RD AVENUE NE                BEACH CITY                OH        44608
23     BS33     106150893    FRANCIS WESLEY G           9913 MANOR AVENUE                CLEVELAND                 OH        44104
23     BS33     106150896    STAZZONE SALVATORE         208 GLENWOOD                     ELYRIA                    OH        44035
23     BS33     106150907    PRICE THOMAS A             1624 BEECH DRIVE NORTH           PLAINFIELD                IN        46168
23     BS33     106150908    LITTLE SHIRLEY             20 LAZY ACRES                    GREENCASTLE               IN        46135
23     BS33     106151010    VUKOVICH JOSEPH W          W3335 DECORAH ROAD               HORICON                   WI        53032
23     BS33     106151013    MUCHI JULIAN M             23034 BALCOMBE                   NOVI                      MI        48375
23     BS33     106151028    SIMS JIMMIE L              1167 EAST COMMONWEALTH PLA       CHANDLER                  AZ        85225
23     BS33     106151029    WILLIS STEVEN J            9418 KENWOOD DRIVE SW            LAKEWOOD                  WA        98498
23     BS33     106151105    JONES LESTER               251 S EVERGREEN AVE              KANKAKEE                  IL        60901
23     BS33     106151117    SHEPARD DIANE              4846 NORTH 76TH STREET           MILWAUKEE                 WI        53218
23     BS33     106151123    MOORE SHARON L             316 W 12TH AVENUE                OSHKOSH                   WI        54901
23     BS33     106151147    CRAMER KEITH               118 EAST 900 NORTH               SPANISH FORK              UT        84660
23     BS33     106151194    THOMPSON BETTY P           432 FALCON RIDGE WAY             BOLINGBROOK               IL        60440
23     BS33     106151197    LELAND RICHARD J           118 KENSINGTON DRIVE             STREAMWOOD                IL        60103
23     BS33     106151302    POZZA MARC A               1148 EAST WHITTIER STREET        COLUMBUS                  OH        43206
23     BS33     106151338    HILL SALINAS               281 SUBURBAN                     ECORSE                    MI        48229
23     BS33     106151354    HUSEMAN PAUL J             609 169TH STREET SOUTH           SPANAWAY                  WA        98387
23     BS33     106151374    SANCHEZ PETER L            3710 15TH AVENUE SOUTHEAST       PUYALLUP                  WA        98372
23     BS33     106151440    HARTMAN RICHARD H          1933 FOREST                      BELOIT                    WI        53511
23     BS33     106151446    NEEB KEITH A               6266 MONROVIA                    WATERFORD                 MI        48329
23     BS33     106151447    FOOTE JOHN W               5342 MICHIGAN AVE                JACKSON                   MI        49201
23     BS33     106151467    TA KEVIN                   22116 111TH PLACE                KENT                      WA        98031
23     BS33     106151486    BELLON BRUCE G             221 PUTNAM STREET                BROWNSVILLE               OR        97327
23     BS33     106151489    LOGAN LANI                 448 ELYSIAN PLAINS COURT         LAS VEGAS                 NV        89128
23     BS33     106151534    LOCH RICHARD               6084 PARIS BOULEVARD NORTH       WESTERVILLE               OH        43081
23     BS33     106151538    MAURITZEN STEVEN C         14013 SOUTH DANBURY              PLAINFIELD                IL        60544
23     BS33     106151558    JAAFAR RIHAB               6505-6509 MANOR                  DEARBORN                  MI        48126
23     BS33     106151563    ALKIEFY ABDO A             8184 WINKLEMAN                   DETROIT                   MI        48211
23     BS33     106151566    STAFFORD JOHN M            19705 ALLISONVILLE AVENUE        NOBLESVILLE               IN        46060
23     BS33     106151579    TRUJILLO PAUL A III        4301 VALLEJO STREET              DENVER                    CO        80211
23     BS33     106151633    COLEMAN DIANE              3750 WILMORE STREET              DAYTON                    OH        45416
23     BS33     106151656    CARO SOTO EDDIE            3528 WEST COURTLAND              CHICAGO                   IL        60647
23     BS33     106151672    WINTER JAMES S             328 DANBY                        PORTLAND                  MI        48875
23     BS33     106151704    SWENSON LAURIE L           234 BLOSSOM ROAD                 WOODLAND PARK             CO        80863
23     BS33     106151721    MAGUIRE EVERETT C          1380 HOLLY DRIVE EAST            BROOMFIELD                CO        80020
23     BS33     106151730    KODER RICHARD L            284 SOUTH 16TH AVENUE            BRIGHTON                  CO        80601
23     BS33     106151792    ROTHE GARY L               9095 S HURON RIVER DRIVE         YPSILANTI                 MI        48197
23     BS33     106151905    NOVECK MARTIN I I          2957 BLOOMFIELD PARK DRIVE       WEST BLOOMFIELD           MI        48323
23     BS33     106151942    NGUYEN TRINA               6225 QUITMAN STREET              ARVADA                    CO        80003
23     BS33     106151982    DISTILO GRACE A            35W204 DUCHESNE DRIVE            WEST DUNDEE               IL        60118
23     BS33     106152026    KORORA JOSEPH F            121 MEADOWRIDGE RD               MOGADORE                  OH        44312
23     BS33     106152036    COBB MELVIN A              2810 TEXAS AVENUE                GRAND JUNCTION            CO        81501
23     BS33     106152096    DICKOW GREGORY             508 COVE DRIVE                   CARY                      IL        60013
23     BS33     106152108    WEST GARY T                4621 WILSON                      DOWNERS GROVE             IL        60515
23     BS33     106152118    AUSTIN DEBORAH             1043 PATRICIA                    DETROIT                   MI        48217
23     BS33     106152120    YOUNGHEIM KEVIN            6841 FELLRATH                    TAYLOR                    MI        48180



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 106150531           102,400.00       102,346.91      08/01/97     07/01/27     9.250      8.250     15.250      4.500
 106150538           119,200.00       119,160.85      08/01/97     07/01/27    11.375     10.375     17.375      6.000
 106150542            86,800.00        86,800.00      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 106150557           117,300.00       117,259.30      08/01/97     07/01/27    11.125     10.125     17.125      6.250
 106150615           133,200.00       133,121.36      08/01/97     07/01/27     8.625      7.625     14.625      3.750
 106150630            24,000.00        23,991.90      09/01/97     08/01/27    11.250     11.250     17.250      7.250
 106150631            82,800.00        82,772.05      08/01/97     07/01/27    11.250     10.250     17.250      6.500
 106150655           113,400.00       113,400.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106150678            52,000.00        51,976.99      09/01/97     08/01/27    10.000      9.000     16.000      5.250
 106150730           127,500.00       127,428.52      08/01/97     07/01/27     8.875      7.875     14.875      3.750
 106150731           136,000.00       135,952.81      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 106150733            42,000.00        42,000.00      09/01/97     08/01/27    11.375     10.375     17.375      6.000
 106150740            72,200.00        72,175.63      08/01/97     07/01/27    11.250     10.250     17.250      6.500
 106150749            92,200.00        92,133.26      08/01/97     07/01/27     7.625      7.625     13.625      4.750
 106150828            92,225.00        92,192.12      08/01/97     07/01/27    11.000     10.000     17.000      6.500
 106150876            40,000.00        39,990.75      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106150893            58,500.00        58,453.31      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 106150896            68,000.00        67,981.60      09/01/97     08/01/27    12.250     11.250     18.250      7.250
 106150907           198,000.00       198,000.00      09/01/97     08/01/27     9.375      9.375     15.375      5.750
 106150908            63,600.00        63,573.33      08/01/97     07/01/27    10.250      9.250     16.250      5.500
 106151010           137,600.00       137,556.03      08/01/97     07/01/27    11.500     11.500     17.500      7.500
 106151013           202,000.00       201,820.53      08/01/97     07/01/27    10.000      9.000     16.000      6.750
 106151028           137,700.00       137,640.69      08/01/97     07/01/27    10.125     10.125     16.125      6.500
 106151029            98,000.00        97,954.28      08/01/97     07/01/27     9.750      8.750     15.750      5.250
 106151105            35,700.00        35,700.00      09/01/97     08/01/27    10.750      9.750     16.750      6.000
 106151117            49,500.00        49,480.33      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 106151123            47,200.00        47,200.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106151147            99,000.00        98,944.50      08/01/97     07/01/27     8.875      8.875     14.875      5.250
 106151194           114,700.00       114,700.00      09/01/97     08/01/27     9.750      8.750     15.750      4.250
 106151197           135,000.00       135,000.00      09/01/97     08/01/27    10.000     10.000     16.000      6.000
 106151302            42,500.00        42,472.20      09/01/97     08/01/27     8.125      8.125     14.125      4.500
 106151338            38,700.00        38,683.34      09/01/97     08/01/27    10.125      9.125     16.125      5.000
 106151354            99,000.00        98,958.49      08/01/97     07/01/27    10.250      9.250     16.250      5.750
 106151374           124,000.00       123,939.01      08/01/97     07/01/27     9.500      8.500     15.500      5.000
 106151440            25,900.00        25,891.25      08/01/97     07/01/27    11.250     10.250     17.250      6.500
 106151446           119,200.00       119,148.66      09/01/97     08/01/27    10.125      9.125     16.125      6.000
 106151447            49,300.00        49,276.99      08/01/97     07/01/27     9.750      8.750     15.750      6.500
 106151467           118,000.00       118,000.00      09/01/97     08/01/27    12.500     11.500     18.500      8.000
 106151486            75,000.00        75,000.00      09/01/97     08/01/27    13.500     12.500     19.500      8.500
 106151489           100,000.00        99,953.35      08/01/97     07/01/27     9.750      8.750     15.750      5.250
 106151534            99,000.00        98,960.66      08/08/97     07/08/27    10.500      9.500     16.500      5.750
 106151538            98,500.00        98,438.78      08/01/97     07/01/27     8.375      8.375     14.375      6.000
 106151558           117,900.00       117,843.52      08/01/97     07/01/27     9.625      9.625     15.625      5.750
 106151563            16,800.00        16,796.05      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 106151566           162,000.00       162,000.00      09/01/97     08/01/27     8.875      8.875     14.875      5.750
 106151579           100,000.00        99,949.50      08/01/97     07/01/27     9.375      8.375     15.375      4.750
 106151633            57,600.00        57,600.00      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 106151656           117,700.00       117,669.19      09/01/97     08/01/27    12.400     11.400     18.400      7.400
 106151672            72,000.00        72,000.00      09/01/97     08/01/27    11.250     10.250     17.250      6.750
 106151704            47,200.00        47,086.12      08/01/97     07/01/12    10.000      9.000     16.000      5.500
 106151721           108,000.00       108,000.00      09/01/97     08/01/27    10.500      9.500     16.500      5.900
 106151730           118,150.00       118,150.00      09/01/97     08/01/27     9.875      9.875     15.875      6.250
 106151792           134,100.00       134,100.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106151905           243,700.00       243,700.00      09/01/97     08/01/27    12.500     11.500     18.500      7.750
 106151942           113,900.00       113,857.11      08/01/97     07/01/27    10.750      9.750     16.750      6.250
 106151982           205,000.00       205,000.00      09/01/97     08/01/27     9.750      8.750     15.750      5.000
 106152026            41,200.00        41,200.00      09/01/97     08/01/27    10.750      9.750     16.750      5.750
 106152036            59,500.00        59,478.79      09/01/97     08/01/27    11.000     11.000     17.000      6.050
 106152096           371,700.00       371,236.32      08/01/97     07/01/27     8.375      8.375     14.375      6.000
 106152108            71,200.00        71,200.00      09/01/97     08/01/27    11.875     10.875     17.875      7.000
 106152118            23,000.00        23,000.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106152120            52,800.00        52,800.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500

                                                                                                                   Page 15 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
23     BS33     106152178    SMITH HEIDI U              1740 NEWARK STREET               AURORA                    CO        80010
23     BS33     106152203    KOCKS JEFFREY T            3228-3230 CLIME ROAD             COLUMBUS                  OH        43223
23     BS33     106152208    CONFER LONNIE              8190 KNIGHTS BRIDGE LANE         CONCORD                   OH        44060
23     BS33     106152215    DEERING SHARON M           2397 LOCUST STREET               PORTAGE                   IN        46368
23     BS33     106152245    ABBITT BRUCE C             465 VALLEY LANE NORTH DRIV       GREENWOOD                 IN        46142
23     BS33     106152339    OCHOA LUIS A               1029 EAST FILLMORE STREET        PHOENIX                   AZ        85006
23     BS33     106152344    LAUGEN TRUDYEN             728 WILCOX STREET                CASTLE ROCK               CO        80104
23     BS33     106152351    COOK ROBERT A              3926 WINONA COURT                DENVER                    CO        80212
23     BS33     106152436    RODRIGUEZ MIGUEL           892 STANLEY                      PONTIAC                   MI        48340
23     BS33     106152440    OWENS ANGELINE             313 N LOGAN                      LANSING                   MI        48915
23     BS33     106152447    KHALIQUE MOHAMMED A        2987 HANLEY                      HAMTRAMCK                 MI        48212
23     BS33     106152663    FERGUSON DIANNA S          20500 FRANKLIN RD                MAPLE HEIGHTS             OH        44137
23     BS33     106152675    AGOSTO DALILA              1569 S KEDZIE                    CHICAGO                   IL        60623
23     BS33     106152686    VEGA ALFREDO               139 JANET SE                     WYOMING                   MI        49548
23     BS33     106152691    KERCHEVAL NEIL B           11507 HARTFORD LANE              FISHERS                   IN        46038
23     BS33     106152753    OMAR DAN                   13801 PEARSON                    OAK PARK                  MI        48237
23     BS33     106152766    CORBETT DAVID W            209 EDEN AVENUE NW               MASSILON                  OH        44646
23     BS33     106152811    BENDER ROBERT C            1797 SOUTH OURAY STREET          AURORA                    CO        80017
23     BS33     106152928    FORTUNE JOSEPH S           8346 W LINCOLN HIGHWAY           FRANKFORT                 IL        60423
23     BS33     106152957    KOSKI NANCY L              11409 92ND AVENUE EAST           PUYALLUP                  WA        98373
23     BS33     106152973    KUHNS TODD L               12 LAKEWOOD HEIGHTS DRIVE        LAKEWOOD                  CO        80215
23     BS33     106153177    GALITZ FRANKLIN J JR       181 NORTH 120TH STREET           LAFAYETTE                 CO        80026
23     BS33     106153350    HANNAWI FOUAD              7746 REUTER                      DEARBORN                  MI        48126
23     BS33     106153429    GOURAND CHANTAL D          4315 PELTON ROAD                 CLARKSTON                 MI        48346
23     BS33     106153578    DJERISILO MIRKO            5941 ROCKLAND                    DEARBORN HEIGHTS          MI        48127
23     BS33     106153645    AYAD JOHN                  5267 JONATHON                    DEARBORN                  MI        48126
23     BS33     106153646    AYAD JOHN                  6418 BARRIE                      DEARBORN                  MI        48126
                --------------------------------------
                      151    Sale Total
                      151    Total with Banco Santander



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 106152178            78,200.00        78,200.00      09/01/97     08/01/27     9.625      8.625     15.625      5.000
 106152203            85,000.00        84,944.40      09/01/97     08/01/27     8.125      8.125     14.125      4.500
 106152208           335,200.00       335,200.00      09/01/97     08/01/27     9.875      8.875     15.875      5.000
 106152215            85,500.00        85,500.00      09/01/97     08/01/27    10.500      9.500     16.500      5.750
 106152245           102,400.00       102,400.00      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 106152339            26,200.00        26,200.00      09/01/97     08/01/27    12.125     11.125     18.125      7.150
 106152344            60,000.00        60,000.00      09/01/97     08/01/27    11.000     10.000     17.000      6.000
 106152351            54,000.00        54,000.00      09/01/97     08/01/27    12.250     11.250     18.250      7.250
 106152436            59,200.00        59,172.38      09/01/97     08/01/27     9.750      8.750     15.750      5.200
 106152440            64,800.00        64,800.00      09/01/97     08/01/27    13.000     12.000     19.000      8.750
 106152447            45,000.00        44,978.44      09/01/97     08/01/27     9.625      8.625     15.625      7.250
 106152663            72,000.00        72,000.00      09/01/97     08/01/27    12.250     11.250     18.250      7.250
 106152675           100,000.00       100,000.00      09/01/97     08/01/27     8.875      8.875     14.875      5.250
 106152686            52,100.00        52,082.41      09/01/97     08/01/27    11.250     11.250     17.250      7.550
 106152691            98,600.00        98,566.72      09/01/97     08/01/27    11.250     10.250     17.250      6.500
 106152753            68,400.00        68,400.00      09/01/97     08/01/27    11.250     11.250     17.250      7.250
 106152766            68,000.00        67,969.92      09/01/97     08/01/27    10.000      9.000     16.000      5.250
 106152811            96,300.00        96,300.00      09/01/97     08/01/27     9.375      8.375     15.375      5.750
 106152928            80,000.00        80,000.00      09/01/97     08/01/27    10.750      9.750     16.750      5.750
 106152957            86,000.00        86,000.00      09/01/97     08/01/27    10.375      9.375     16.375      5.750
 106152973           134,700.00       134,700.00      09/01/97     08/01/27    10.875      9.875     16.875      6.400
 106153177            92,800.00        92,800.00      09/01/97     08/01/27    10.875     10.875     16.875      7.250
 106153350           127,500.00       127,500.00      09/01/97     08/01/27    10.375     10.375     16.375      6.500
 106153429            72,000.00        72,000.00      09/01/97     08/01/27    10.000      9.000     16.000      6.250
 106153578           111,900.00       111,900.00      09/01/97     08/01/27    12.375     11.375     18.375      7.650
 106153645            79,200.00        79,200.00      09/01/97     08/01/27    11.875     11.875     17.875      8.150
 106153646            54,400.00        54,400.00      09/01/97     08/01/27    11.875     11.875     17.875      8.150
 -----------------------------------------------                               ---------------------------------------
       151        15,116,750.00    15,111,893.88                               10.687      9.991     16.687      6.346
       151        15,116,750.00    15,111,893.88                               10.687      9.991     16.687      6.346

                                                                                                                   Page 16 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
32     32           51011    MCDANIEL  PHILLIP J JR     3S269 IRONWOOD DR                GLEN ELLYN                IL        60137
32     32           51532    MAMOLELLA VINCENT J        6419 PONTIAC DRIVE               INDIAN HEAD               IL        60525
32     32           51656    DE LOS ALEXANDER L         141 TOMLIN CIRCLE                BURR RIDGE                IL        60521
32     32           51870    CARROLL TIMOTHY J          11012 W STRATFORD DR             WILLOW SPRI               IL        60480
32     32           52100    BARTH STEVEN E             3536 FOREST AVE                  BROOKFIELD                IL        60513
32     32           52308    RUDDY PATRICIA             14 WOODSORRELL PL                WOODRIDGE                 IL        60517
32     32           52662    SCOLARO CARL F             417 GREEN VALLEY RD              NAPERVILLE                IL        60540
32     32           53025    SCHUPPE RICHARD E          4421 JOLIET AVE                  LYONS                     IL        60534
32     32           53330    SPERO DANIEL H             7900 EVERGLADE ST                WOODRIDGE                 IL        60517
32     32           53595    HEINEKAMP REID A           1062 ZELMA DR                    SANDWICH                  IL        60548
32     32           53645    URANKAR GARY               142 S PROSPECT AV #D             BARTLETT                  IL        60103
32     32           53652    URANKAR GARY               142 S PROSPECT AVE               BARTLETT                  IL        60103
32     32           53660    URANKAR GARY               142 S PROSPECT AVE               BARTLETT                  IL        60103
32     32           53678    URANKAR GARY               142 S PROSPECT AVE               BARTLETT                  IL        60103
32     32           53777    RADMER PHILLIP L           2523 S ELMWOOD AVE               BERWYN                    IL        60402
32     32           53801    SIMONS ROBERT L            450 RAINTREE CT                  GLEN ELLYN                IL        60137
32     32           54437    VEJVODA DANIEL W           4409 RAYMOND AVE                 BROOKFIELD                IL        60513
32     32           54601    RAFINSKI THOMAS L          5916 S KOSTNER                   CHICAGO                   IL        60629
32     32           54866    HELLING FREDERICK          704 N MAIN STREET                SANDWICH                  IL        60548
32     32           54882    PFAFF GREGG L              901 WARREN STREET                EARLVILLE                 IL        60518
32     32           55103    EDLUND CYNTHIA M           460 RAINTREE COURT               GLEN ELLYN                IL        60137
32     32           55111    THEURER CHARLES F          220 N ELM STREET                 LELAND                    IL        60531
32     32           55350    NELSON DAVID E             2511 S GROVE AVENUE              BERWYN                    IL        60402
32     32           56317    CLEMMONS CHRISTOPHE R      518 N ASH STREET                 SANDWICH                  IL        60548
32     32           56655    O MALLEY HUGH B            4207 S HOME AVENUE               STICKNEY                  IL        60402
32     32           57422    VALENTA MICHAEL F          1105 OAKWOOD DR                  WESTMONT                  IL        60559
32     32           57463    ROSEN MERWIN B             4 DUNSINANE LN E                 BANNOCKBURN               IL        60015
32     32           57547    WORKMAN LYNN D             3915 W 84TH PLACE                CHICAGO                   IL        60652
32     32           57562    NOVAKOWSKI DAVID L         1501 DOGWOOD DRIVE               CRYSTAL LAK               IL        60014
32     32           57794    LUBY TIMOTHY J             312 ELLIS AVENUE                 WHEATON                   IL        60187
32     32           57836    CHIROS GEORGE A            3835 KENILWORTH AVE              BERWYN                    IL        60402
32     32           58024    BRYCE GEOFFREY A           535 DOVER AVE                    LAGRANGE PA               IL        60525
32     32           58073    ROY RICHARD A              201 N ASH STREET                 SANDWICH                  IL        60548
32     32           58446    JONES SUSAN A              24W651 MEADOW LAKE DR            NAPERVILLE                IL        60540
32     32           58719    NELSON JACK W              5408 S 7TH AVE                   COUNTRYSIDE               IL        60525
32     32           58784    CINDRIC JOHN D             8841 S 84TH AVENUE               HICKORY HIL               IL        60457
32     32           58941    COOGAN KIMBERLY S          120 TUTTLE                       CLAREDON HI               IL        60514
32     32           59048    SCATCHELL MOLLY L          3529 S 55TH AVENUE               CICERO                    IL        60650
32     32           59113    WIERINGA NORMAN J          4912 RIVERSIDE                   MCCOOK                    IL        60525
32     32           59477    POLLACK JOHN M             2080 ORIOLE LANE                 GLENDALE HE               IL        60139
32     32           59568    LAWRENCE ROBERT A          317 W 4TH STREET                 SANDWICH                  IL        60548
32     32           59600    GUSTIN ANTON               4230 CLINTON AVENUE              STICKNEY                  IL        60402
32     32           59618    LOS JOHN A                 6201 COVE CREEK COURT            BURR RIDGE                IL        60521
32     32           59626    PERUSICH JOHN P            4240 S CUSTER                    BROOKFIELD                IL        60513
32     32           59634    HAVEY JOHN R               233 HILL AVENUE                  GLEN ELLYN                IL        60137
32     32           59659    HOSTER EDWARD JOSEPH       106 AMHERST DR                   BARTLETT                  IL        60103
32     32           59857    KELM DANIEL A              4373 E 7TH ROAD                  MENDOTA                   IL        61342
32     32           59899    SHEN ROBERT B              950 OAKLEAF COURT                NAPERVILLE                IL        60540
32     32           59907    SHEN ROBERT B              1045 PEMBRIDGE ROAD              LAKE ZURICH               IL        60047
32     32           59923    MEYERS LYNNE L             7211 S WOLF ROAD                 INDIAN HEAD               IL        60525
32     32           59931    DOUGHERTY HOWARD W         8409 W 44TH PLACE                LYONS                     IL        60534
32     32           60012    HURST JAMES P              1981 HAVEN LANE                  GREEN OAKS                IL        60048
32     32           60087    BRENNER DONALD L           201 W OLD MILL ROAD              LAKE FOREST               IL        60045
32     32           60244    PATEL MAHESH M             3105 ROSEWOOD PLACE              DOWNERS GRO               IL        60515
32     32           60269    POP ARON P                 318 N OAK STREET                 HINSDALE                  IL        60521
32     32          500025    DERVIS GEORGE W            1198 ROYAL GLEN AV 225C          GLEN ELLYN                IL        60137
32     32          500363    PECIRNO ANGELA S           135 E NORTH AVE                  ELMHURST                  IL        60126
32     32          500389    PATEL VINODKUMAR F         2029 S PINE STREET               DES PLAINES               IL        60018
32     32          500439    FRANK RICHARD N            100 E HURON                      CHICAGO                   IL        60611
32     32          500520    GAINES WELLS               328 CALLAN AVE                   EVANSTON                  IL        60202
32     32          500538    GAINES WELLS               328 CALLAN AVE                   EVANSTON                  IL        60202
32     32          500694    MARSDEN COLLEEN A          1321 FINLEY RD                   LOMBARD                   IL        60148



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
     51011            80,000.00        75,537.07      01/01/92     12/01/21     8.125      0.000     14.125      2.875
     51532           108,000.00       101,841.66      02/01/92     01/01/22     8.000      0.000     14.000      2.875
     51656           282,400.00       266,285.54      02/01/92     01/01/22     8.000      0.000     14.000      2.875
     51870            84,450.00        78,962.44      02/01/92     01/01/22     8.000      0.000     14.000      2.875
     52100            65,000.00        61,273.98      04/01/92     03/01/22     7.625      0.000     13.625      2.875
     52308            44,700.00        42,108.53      04/01/92     03/01/22     7.625      0.000     13.625      2.875
     52662           102,700.00        76,224.89      05/01/92     04/01/22     7.625      0.000     13.625      2.875
     53025            63,000.00        59,328.69      05/01/92     04/01/22     7.500      0.000     13.500      2.875
     53330            90,000.00        85,196.89      06/01/92     05/01/22     8.125      0.000     14.125      2.875
     53595            60,000.00        57,063.37      06/01/92     05/01/22     8.375      0.000     14.375      2.875
     53645            58,400.00        55,521.24      06/01/92     05/01/22     8.375      0.000     14.375      2.875
     53652            58,400.00        55,521.24      06/01/92     05/01/22     8.375      0.000     14.375      2.875
     53660            58,400.00        55,521.24      06/01/92     05/01/22     8.375      0.000     14.375      2.875
     53678            58,400.00        55,521.24      06/01/92     05/01/22     8.375      0.000     14.375      2.875
     53777            62,000.00        58,766.95      07/01/92     06/01/22     7.875      0.000     13.875      2.875
     53801            94,350.00        89,713.84      08/01/92     07/01/22     8.375      0.000     14.375      2.750
     54437            54,000.00        51,212.83      10/01/92     09/01/22     7.625      0.000     13.625      2.875
     54601            60,100.00        57,265.03      09/01/92     08/01/22     8.250      0.000     14.250      2.875
     54866            64,400.00        61,218.95      10/01/92     09/01/22     7.875      0.000     13.875      2.875
     54882            57,150.00        53,274.73      10/01/92     09/01/22     7.750      0.000     13.750      2.875
     55103            68,000.00        64,412.58      12/01/92     11/01/22     7.375      0.000     13.375      2.750
     55111            65,000.00        51,153.82      10/01/92     09/01/07     7.625      0.000     13.625      2.875
     55350            98,300.00        93,393.12      12/01/92     11/01/22     7.625      0.000     13.625      2.875
     56317            77,000.00        72,833.56      01/01/93     12/01/22     7.000      0.000     13.000      2.875
     56655           105,150.00        95,862.54      01/01/93     12/01/22     7.375      0.000     13.375      2.875
     57422           110,000.00       105,111.51      04/01/93     03/01/23     7.750      0.000     13.750      2.750
     57463           500,000.00       477,209.41      03/01/93     02/01/23     7.750      0.000     13.750      2.875
     57547            36,500.00        34,950.52      04/01/93     03/01/23     8.125      0.000     14.125      2.750
     57562           180,000.00       171,853.88      09/01/93     08/01/23     7.000      0.000     13.000      2.750
     57794           435,000.00       413,411.89      05/01/93     04/01/23     7.000      0.000     13.000      2.750
     57836            63,000.00        59,916.47      06/01/93     05/01/23     7.000      0.000     13.000      2.875
     58024           220,000.00       209,087.84      06/01/93     05/01/23     6.875      0.000     12.875      2.875
     58073            55,800.00        53,098.04      08/01/93     07/01/23     6.750      0.000     12.750      2.750
     58446            85,000.00        70,328.72      07/01/93     06/01/23     6.750      0.000     12.750      2.750
     58719            75,000.00        71,325.64      08/01/93     07/01/23     6.875      0.000     12.875      2.875
     58784            93,000.00        88,753.17      09/01/93     08/01/23     7.000      0.000     13.000      2.875
     58941           125,000.00       119,078.25      09/01/93     08/01/23     6.875      0.000     12.875      2.875
     59048            46,000.00        43,871.67      09/01/93     08/01/23     6.875      0.000     12.875      2.750
     59113           100,000.00        95,606.31      10/01/93     09/01/23     7.250      0.000     13.250      2.875
     59477            92,000.00        76,356.30      10/01/93     09/01/08     7.000      0.000     13.000      2.750
     59568            46,000.00        43,918.25      09/01/93     08/01/23     7.000      0.000     13.000      2.875
     59600            61,500.00        58,721.62      10/01/93     09/01/23     6.875      0.000     12.875      2.750
     59618           400,000.00       381,493.96      09/01/93     08/01/23     6.875      0.000     12.875      2.875
     59626            75,000.00        71,686.58      10/01/93     09/01/23     7.000      0.000     13.000      2.875
     59634           112,500.00       107,294.92      09/01/93     08/01/23     6.875      0.000     12.875      2.875
     59659           118,750.00       112,999.66      08/01/93     07/01/23     6.750      0.000     12.750      2.875
     59857            56,250.00        53,704.03      09/01/93     08/01/23     7.000      0.000     13.000      2.875
     59899            85,000.00        81,244.79      10/01/93     09/01/23     7.000      0.000     13.000      2.875
     59907            75,000.00        71,686.58      10/01/93     09/01/23     7.000      0.000     13.000      2.875
     59923            32,600.00        31,127.55      10/01/93     09/01/23     6.875      0.000     12.875      2.875
     59931            66,000.00        63,078.38      10/01/93     09/01/23     7.125      0.000     13.125      2.875
     60012           228,000.00       218,148.80      10/01/93     09/01/23     7.125      0.000     13.125      2.875
     60087           490,000.00       467,685.39      10/01/93     09/01/23     6.875      0.000     12.875      2.875
     60244           288,750.00       275,708.02      10/01/93     09/01/23     6.875      0.000     12.875      2.750
     60269           114,600.00       109,423.51      10/01/93     09/01/23     6.875      0.000     12.875      2.750
    500025            36,400.00        34,658.35      06/01/92     05/01/22     8.500      0.000     14.500      2.875
    500363            92,800.00        88,369.96      09/01/92     08/01/22     8.375      0.000     14.375      2.750
    500389            48,500.00        44,572.79      12/01/92     11/01/22     8.375      0.000     14.375      2.750
    500439           166,000.00       158,344.23      09/01/92     08/01/22     8.375      0.000     14.375      2.750
    500520            36,000.00        33,080.79      11/01/92     10/01/22     7.875      0.000     13.875      2.750
    500538            36,000.00        34,078.22      11/01/92     10/01/22     7.875      0.000     13.875      2.750
    500694            25,000.00        21,852.28      10/01/92     09/01/22     7.500      0.000     13.500      2.750

                                                                                                                   Page 17 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
32     32          500835    BOESCHE MARK A             722 SALEM DR                     SCHAUMBURG                IL        60193
32     32          500868    WATSON PATRICIA C          345 W FULLERTON PK #612          CHICAGO                   IL        60614
32     32          501049    O'CONNOR BETTY J           119 DATO DRIVE                   STREAMWOOD                IL        60107
32     32          501114    MARRON VALERIE             1 S 307 DANBY                    VILLA PARK                IL        60181
32     32          501130    COONEY ROBERT J            3720 BLANCHAN AVE                BROOKFIELD                IL        60513
32     32          501288    PEARSON JACK W             1925 PASTORAL LANE               HANOVER PAR               IL        60103
32     32          501841    ZHANG CHARLIE              20 SURREY                        GLEN ELLEN                IL        60139
32     32          501932    GREENBERG STUART           1636BX RFD BRITTANY CT           LONG GROVE                IL        60047
32     32          502070    CAGE PATRICK B             345 W FULLERTON PK               CHICAGO                   IL        60614
32     32          502484    MORGAN JOHN JOSEPH         5500 N NATOMA AVENUE             CHICAGO                   IL        60656
32     32          503169    THOMPSON LON R             1102 MEADOW CREEK CT             VERNON HILL               IL        60061
32     32          503532    FUNTEAS PLATO              494 WOOD DALE RD                 WOOD DALE                 IL        60191
32     32          503557    MCNULTY THOMAS             2640 N RICHMOND ST               CHICAGO                   IL        60647
32     32          503631    SKOWRON PAUL P             9824 S 52ND AVENUE               OAK LAWN                  IL        60453
32     32          503706    HEALY AMY O                943 N TAYLOR                     OAK PARK                  IL        60302
32     32          503714    KALOGERAS MICHELLE B       23789 N LAKESIDE DR              LAKE ZURICH               IL        60047
32     32          503748    RAIMONDI ANTHONY L         644 GLENWOOD ROAD                LAKE FOREST               IL        60045
32     32          503763    SHEN ROBERT B              919 PARK PLACE DR.               PALATINE                  IL        60067
32     32          503797    PALOUCEK KEVIN S           4207 SUNNYSIDE AVE               BROOKFIELD                IL        60513
32     32          503896    FISHMAN BRAD               498 THORNDALE DR                 BUFFALO GRO               IL        60089
32     32          503904    POSNER KENNETH R           1221 HINMAM AVENUE               EVANSTON                  IL        60202
32     32          503912    WEHRLE EMIL F JR           114 N PROSPECT MANOR             MOUNT PROSP               IL        60056
32     32          503946    MANCHESTER JOHN M          67 TIMBERVIEW DRIVE              OAK BROOK                 IL        60523
32     32          503987    GOMBERG BARRY A            16 3300 N LAKE SHORE             CHICAGO                   IL        60657
32     32          504043    RUBENSTEIN RONALD          1780 HAPP ROAD                   NORTHBROOK                IL        60062
32     32          504142    HEIL JOHN H JR             2026 N YALE AVENUE               ARLINGTON H               IL        60004
32     32          504159    SANTORO THERESE            1001 N COVE DR                   PALATINE                  IL        60067
32     32          504258    SLEZAK GEORGE J            1801 E CRABTREE DR               ARLINGTON H               IL        60005
32     32          504332    FORMAN JILL MARIE          2044 EVANS ROAD                  FLOSSMOOR                 IL        60422
32     32          504530    GRAMATA MICHAEL G          1648 W BARRY AVENUE              CHICAGO                   IL        60657
32     32          504589    URBAN ROBERT M             4829 W 109TH STREET              OAK LAWN                  IL        60455
32     32          504639    RIGAS DEMETRIOS            2420 LANDWEHR ROAD               NORTHBROOK                IL        60062
32     32          504647    GEIMER JAMES T             2152 W POTOMAC AVE               CHICAGO                   IL        60622
32     32          504704    SALEH HASSAN M             842 DEEPWOOD COURT               GRAYSLAKE                 IL        60030
32     32          504753    HARRINGTON SILAS L         3110 W LONDON DR                 OLYMPIA FIE               IL        60461
32     32          504779    DALY JANET C               8908 W 140TH STREET              ORLAND PARK               IL        60462
32     32          504829    FAJARDO ROBERT A           2111 N BISSELL STREET            CHICAGO                   IL        60614
32     32          504852    KOLLMON ELLEN M            5169 W 90TH STREET               OAK LAWN                  IL        60453
32     32          504993    NAPARSTEK JOEL             1638 N ORCHARD STREET            CHICAGO                   IL        60614
32     32          505024    HOLMES THOMAS A            5126 S MULLIGAN AVENUE           CHICAGO                   IL        60638
32     32          505040    GUIMOND RUSSELL E          671 BETH COURT                   GURNEE                    IL        60031
32     32          505065    WOZNIAK LYDIA M            1701 W HENDERSON ST              CHICAGO                   IL        60657
32     32          505099    HOLLAND PEGGY A            27 W 266 JEFFERSON COUR          WINFIELD                  IL        60190
32     32          505115    SPAULDING DANIEL           300 N STATE STREET               CHICAGO                   IL        60601
32     32          505149    MILLER LAWRENCE            32 CARLYLE LANE                  BUFFALO GRO               IL        60089
32     32          505156    DATA JOSEPHINE F           4560 W 93RD STREET               OAK LAWN                  IL        60453
32     32          505164    DATA JOSEPHINE F           4560 W 93RD STREET               OAK LAWN                  IL        60453
32     32          505321    GLEITSMAN A WALTER         699 PLUM TREE ROAD               BARRINGTON                IL        60010
32     32          505529    MULLANY JAMES E            8 E SHAGBARK LANE                STREAMWOOD                IL        60107
32     32          505537    SALYERS DAVID B            1128 W WRIGHTWOOD AVE            CHICAGO                   IL        60614
32     32          505586    FERNANDO CHULANI           3719 SPRING ROAD                 OAK BROOK                 IL        60521
32     32          505628    TREVINO SHARON L           170 MANCHESTER DRIVE             BUFFALO GRO               IL        60089
32     32          505784    ZUREK PATRICIA M           1352 BORDE COURT                 LIBERTYVILL               IL        60048
32     32          505826    ASHLEY DANIEL J            1130 S OAK PARK AVENUE           OAK PARK                  IL        60303
32     32          505958    NICKERSON W.C.             27W714 WINDERMERE ROAD           WINFIELD                  IL        60190
32     32          505966    HEIMBERGER ALAN M          1044 S 4TH AVENUE                KANKAKEE                  IL        60901
32     32          506063    MARTIN TERRENCE L          13731 S 84TH AVENUE              ORLAND PARK               IL        60462
32     32          506162    LARSON SUSAN FOX           22 SCOTDALE DRIVE                LAGRANGE PK               IL        60525
32     32          506410    STEWART BOBBIE             5934 S HONORE STREET             CHICAGO                   IL        60636
32     32          506568    SCHIERHORN JAMES E         229 WIILIAM WAY                  BLOOMINGDAL               IL        60108
32     32          506584    CHAVARRIA VICTOR M         4543 S DRAKE AVENUE              CHICAGO                   IL        60632
32     32          506683    SANDLER ARNOLD W           650 CONSTANCE LANE               DEERFIELD                 IL        60015



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
    500835           126,400.00       120,331.40      01/01/93     12/01/22     7.750      0.000     13.750      2.750
    500868            73,000.00        69,388.37      11/01/92     10/01/22     7.750      0.000     13.750      2.750
    501049            87,750.00        83,006.50      12/01/92     11/01/22     7.125      0.000     13.125      2.750
    501114            45,000.00        42,558.96      01/01/93     12/01/22     7.125      0.000     13.125      2.750
    501130            96,000.00        90,767.74      12/01/92     11/01/22     7.125      0.000     13.125      2.750
    501288           143,100.00       135,630.21      12/01/92     11/01/22     7.375      0.000     13.375      2.750
    501841            80,000.00        75,582.12      02/01/93     01/01/23     7.500      0.000     13.500      2.750
    501932           219,000.00       208,132.94      01/01/93     12/01/22     7.500      0.000     13.500      2.750
    502070           135,500.00       129,213.85      01/01/93     12/01/22     7.875      0.000     13.875      2.750
    502484           108,800.00       104,071.32      02/01/93     01/01/23     8.250      0.000     14.250      2.750
    503169           283,500.00       270,649.85      08/01/93     07/01/23     7.125      0.000     13.125      2.750
    503532           150,000.00       142,869.19      06/01/93     05/01/23     7.125      0.000     13.125      2.750
    503557           130,000.00       122,557.28      05/01/93     04/01/23     6.875      0.000     12.875      2.750
    503631           110,000.00       104,777.82      06/01/93     05/01/23     7.125      0.000     13.125      2.750
    503706            84,800.00        80,591.39      05/01/93     04/01/23     7.000      0.000     13.000      2.750
    503714           120,800.00       110,073.91      06/01/93     05/01/23     7.000      0.000     13.000      2.750
    503748           305,600.00       291,769.71      10/01/93     09/01/23     6.875      0.000     12.875      2.750
    503763           114,000.00       108,340.42      06/01/93     05/01/23     6.875      0.000     12.875      2.750
    503797            96,000.00        91,130.07      06/01/93     05/01/23     6.875      0.000     12.875      2.750
    503896           190,000.00       173,824.62      06/01/93     05/01/23     7.125      0.000     13.125      2.750
    503904           400,000.00       380,149.10      05/01/93     04/01/23     7.000      0.000     13.000      2.750
    503912            97,000.00        92,192.82      07/01/93     06/01/23     6.750      0.000     12.750      2.750
    503946           253,800.00       235,430.91      06/01/93     05/01/23     6.750      0.000     12.750      2.750
    503987           165,000.00       157,355.09      08/01/93     07/01/23     7.000      0.000     13.000      2.875
    504043           400,000.00       380,590.20      06/01/93     05/01/23     7.000      0.000     13.000      2.750
    504142           162,400.00       152,512.78      06/01/93     05/01/23     7.000      0.000     13.000      2.750
    504159           101,000.00        95,990.36      06/01/93     05/01/23     6.875      0.000     12.875      2.750
    504258           152,000.00       144,784.21      07/01/93     06/01/23     7.125      0.000     13.125      2.750
    504332            99,200.00        94,694.86      06/01/93     05/01/23     7.375      0.000     13.375      2.750
    504530           146,200.00       139,400.82      08/01/93     07/01/23     7.000      0.000     13.000      2.750
    504589            48,000.00        43,920.20      08/01/93     07/01/23     7.000      0.000     13.000      2.750
    504639           275,000.00       262,554.55      09/01/93     08/01/23     7.000      0.000     13.000      2.750
    504647           168,750.00       160,387.93      07/01/93     06/01/23     6.750      0.000     12.750      2.750
    504704           150,000.00       143,074.08      10/01/93     09/01/23     6.750      0.000     12.750      2.750
    504753           280,000.00       264,391.50      08/01/93     07/01/23     7.000      0.000     13.000      2.875
    504779            83,500.00        78,245.36      07/01/93     06/01/23     6.750      0.000     12.750      2.750
    504829           294,000.00       235,270.24      09/01/93     08/01/23     7.000      0.000     13.000      2.750
    504852           100,800.00        95,840.94      08/01/93     07/01/23     7.000      0.000     13.000      2.750
    504993           184,000.00       174,845.09      08/01/93     07/01/23     7.125      0.000     13.125      2.750
    505024           100,500.00        95,910.00      08/01/93     07/01/23     7.125      0.000     13.125      2.750
    505040            63,300.00        60,301.60      08/01/93     07/01/23     6.875      0.000     12.875      2.750
    505065           211,500.00       195,842.06      08/01/93     07/01/23     6.875      0.000     12.875      2.750
    505099           108,000.00       103,333.49      10/01/93     09/01/23     7.125      0.000     13.125      2.750
    505115            52,500.00        49,503.47      09/01/93     08/01/23     7.125      0.000     13.125      2.750
    505149           161,600.00       154,436.01      08/01/93     07/01/23     7.250      0.000     13.250      2.750
    505156            65,000.00        61,920.63      09/01/93     08/01/23     6.875      0.000     12.875      2.750
    505164            65,000.00        61,920.63      09/01/93     08/01/23     6.875      0.000     12.875      2.750
    505321           444,000.00       424,316.88      08/01/93     07/01/23     7.250      0.000     13.250      2.750
    505529            93,700.00        89,459.56      09/01/93     08/01/23     7.000      0.000     13.000      2.750
    505537           493,000.00       470,052.64      09/01/93     08/01/23     7.125      0.000     13.125      2.750
    505586           394,500.00       376,248.38      09/01/93     08/01/23     6.875      0.000     12.875      2.750
    505628           111,000.00       105,750.19      10/01/93     09/01/23     6.750      0.000     12.750      2.750
    505784           250,000.00       238,686.17      09/01/93     08/01/23     7.000      0.000     13.000      2.875
    505826           198,100.00       189,348.22      10/01/93     09/01/23     7.000      0.000     13.000      2.750
    505958            83,600.00        79,731.87      09/01/93     08/01/23     6.875      0.000     12.875      2.750
    505966            45,600.00        43,623.98      09/01/93     08/01/23     7.250      0.000     13.250      2.750
    506063           157,200.00       138,659.64      10/01/93     09/01/23     6.875      0.000     12.875      2.750
    506162           181,800.00       173,588.71      10/01/93     09/01/23     6.875      0.000     12.875      2.750
    506410            49,400.00        47,098.70      10/01/93     09/01/23     6.750      0.000     12.750      2.750
    506568            85,000.00        81,075.31      10/01/93     09/01/23     6.750      0.000     12.750      2.750
    506584           133,000.00       125,723.24      10/01/93     09/01/23     6.875      0.000     12.875      2.750
    506683           216,000.00       206,244.00      10/01/93     09/01/23     6.875      0.000     12.875      2.750

                                                                                                                   Page 18 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
32     32          506758    CHAVDA NATVARSINH P        7920 W LAWRENCE AVE              NORRIDGE                  IL        60656
32     32          506824    SHAH JAYANTI C             3265 OLD MILL ROAD               NORTHBROOK                IL        60062
32     32          506881    TORRES SALVADOR            345 W FULLERTON PARKWAY          CHICAGO                   IL        60614
                ---------------------------------------
                      127    Sale Total
                      127    Total with Superior Retail



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
    506758            89,200.00        79,207.86      10/01/93     09/01/23     7.000      0.000     13.000      2.750
    506824           302,400.00       287,099.51      10/01/93     09/01/23     6.875      0.000     12.875      2.750
    506881           164,000.00       156,361.46      10/01/93     09/01/23     6.750      0.000     12.750      2.750
 -----------------------------------------------                               ---------------------------------------
       127        17,505,050.00    16,510,197.17                                7.174      0.000     13.174      2.790
       127        17,505,050.00    16,510,197.17                                7.174      0.000     13.174      2.790

                                                                                                                   Page 19 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
25     25       800034704    SAVICH JOHN J              147 NORTH BROAD STREET           JOHNSON CITY              NY        13790
25     25       800136780    BARILLARI DOMINIC B        323 UNITY RD                     TRUMBULL                  CT        06611
25     25       800104143    SCHROEDER JAMES C          16 ROCKYFIELD RD                 WESTPORT                  CT        06880
25     25       800123788    ROWLETTE HENRY A           18 FOXCHASE DRIVE                BURLINGTON                NJ        08016
25     25       800125551    LEWANDOWSKI ROBERT         146 MAGOWAN AVENUE               TRENTON                   NJ        08619
25     25       800161648    KORNBLUH ISRAEL            1041 E 27TH ST                   BROOKLYN                  NY        11210
25     25       800172637    JANTZEN TAMMI L            6 CARROUSEL LANE                 HAMILTON TOWNSHIP         NJ        08610
25     25       800173775    DIXON LORRAINE D           139 PINEVILLE RD                 KILLINGLY                 CT        06241
25     25       800189391    HUSSEIN SAAD               404 SKYVIEW TERRACE              CAMILLUS                  NY        13031
25     25       800203101    YANCEY LEWIS R             115 YANCEY DRIVE                 BUMPASS                   VA        23024
25     25       800205890    CAMPITELLI MICHAEL A       10 CAMPITELLI COURT              REISTERSTOWN              MD        21136
25     25       800206351    GREIF BRIAN S              LOT 7 POCONO MOUNTAIN EFFO       EFFORT                    PA        18330
25     25       800206518    SANCHEZ ISAAC              261 FOURTH STREET                PALISADES PARK            NJ        07650
25     25       800208803    GUERRERO NITZA             35 THRUSH LANE                   LEVITTOWN                 NY        11756
25     25       800210122    EDWARDS ELIZABETH          425 THEIROT AVENUE               BRONX                     NY        10473
25     25       800211542    MOSEMANN DEAN M            425 SOUTH WEST END AVENUE        LANCASTER                 PA        17603
25     25       800215048    SAYBEN JOHN M              2249 SWAMP ROAD                  FURLONG                   PA        18925
25     25       800215782    CHOHAN SHAHID Q            109 ELMWOOD AVENUE               BOGOTA                    NJ        07603
25     25       800217507    GUSTAFSSON MAGNUS K        496 RICHMOND AVENUE              MAPLEWWOD                 NJ        07040
25     25       800219081    MARRANCA SAMUEL J          33 BUTLER STREET                 FORTY FORT                PA        18706
25     25       800220030    KEISER TYLER               11 RANGELEY DRIVE                TRUMBULL                  CT        06611
25     25       800220238    COSNER PAUL L              112 ARCH AVENUE                  CLARKS SUMMIT             PA        18411
25     25       800222218    DEANGELIS JOSEPH           15 SUMMIT ROAD                   STATEN ISLAND             NY        10312
25     25       800223562    MARZAN RAPHAEL             217 SPRUCE STREET                BLOOMFIELD                NJ        07003
25     25       800226458    THOMPSON PAMELA            405 GREENWOOD STREET             BRIDGEPORT                CT        06606
25     25       800231342    LEE KYAG YOUNG             1411 SOUTH WIND WAY              DRESHER                   PA        19025
25     25       800231565    AHMED MUMTAZ               1549 EAST 18TH STREET            BROOKLYN                  NY        11230
25     25       800233926    BRENNAN THOMAS PATRICK     41 RIBBON LANE                   WANTAGH                   NY        11793
25     25       800235400    HIPKINS PATRICK            1421 BELLONA AVENUE              LUTHERVILLE               MD        21093
25     25       800237554    RASO ANTHONY C             1412 SPRING GARDEN STREET        EASTON                    PA        18042
25     25       800244600    LENCHECK NORMAN            77 DOWNS AVENUE                  STAMFORD                  CT        06902
25     25       800245243    FULLER KEITH R             RD 2 BOX 229 AM                  WINDSOR                   PA        17366
25     25       800246142    BURK WHITNEY A             12 CORTLAND SHIRE                MOORESTOWN                NJ        08057
25     25       800250557    WALIZER PATRICIA           1714 SARAH STREET                PITTSBURGH                PA        15203
25     25       800250789    ERICKSEN ALLEN             39 VAN BRACKLE ROAD              HOLMDEL                   NJ        07733
25     25       800251969    JONES DIETRICH E           107 ADAIR AVE                    ATLANTA                   GA        30315
25     25       800252835    LAWSON JANIE               21 ALBERMARLE AVENUE             HEMPSTEAD                 NY        11550
25     25       800269797    WILLIAMS ROBERT L          2319 WEST TIOGA STREET           PHILADELPHIA              PA        19140
25     25       800276636    PURDUM WILLIAM RAY         25617 RIDGE ROAD                 DAMASCUS                  MD        20872
25     25       800280422    DECANDIA ALBERT            4156 CHESWICK LANE               VIRGINIA BEACH            VA        23455
25     25       800290322    BLAIN JEFFERSON            12 BRIGHTON 4TH RD               BROOKLYN                  NY        11235
                -------------------------------------
                       41    Sale Total



                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800034704            45,600.00        45,505.86      02/01/97     01/01/27    12.000     11.000     18.000      7.250
 800136780           174,600.00       174,379.69      05/01/97     04/01/27    11.625     11.625     17.625      7.750
 800104143           400,000.00       399,123.87      04/01/97     03/01/27    10.125      9.125     16.125      5.750
 800123788           143,150.00       142,937.32      05/01/97     04/01/27    10.875      9.875     16.875      7.250
 800125551            80,500.00        80,276.01      04/01/97     03/01/27     9.875      9.875     15.875      6.750
 800161648           499,000.00       498,217.91      06/01/97     05/01/27     9.250      8.250     15.250      6.000
 800172637           159,300.00       159,154.66      07/01/97     06/01/27     9.875      8.875     15.875      6.750
 800173775            77,400.00        77,369.24      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800189391            68,000.00        67,923.14      05/17/97     04/17/27    10.788     10.788     16.788      8.100
 800203101           120,400.00       120,361.52      08/01/97     07/01/27    11.500     10.500     17.500      7.000
 800205890           326,000.00       325,877.27      08/01/97     07/01/27    10.750      9.750     16.750      5.250
 800206351           137,000.00       136,864.56      07/01/97     06/01/27     9.875      8.875     15.875      6.750
 800206518           195,000.00       194,935.95      08/01/97     07/01/27    11.375     10.375     17.375      6.750
 800208803           118,000.00       117,922.11      07/01/97     06/01/27    11.375     10.375     17.375      6.750
 800210122           112,000.00       111,937.36      07/01/97     06/01/27    12.125     11.125     18.125      8.250
 800211542            72,000.00        71,971.39      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800215048           165,600.00       165,448.91      07/01/97     06/01/27     9.875      8.875     15.875      6.000
 800215782           180,000.00       179,932.23      08/01/97     07/01/27    10.750      9.750     16.750      6.250
 800217507           202,500.00       202,405.52      09/01/97     08/01/27     9.750      8.750     15.750      6.250
 800219081            64,700.00        64,685.62      08/01/97     07/01/27    13.125     12.125     19.125      7.250
 800220030           119,900.00       119,867.55      08/01/97     07/01/27    12.250     11.250     18.250      7.700
 800220238            96,000.00        95,977.42      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800222218           137,550.00       137,550.00      09/01/97     08/01/27    10.750     10.750     16.750      7.150
 800223562           151,200.00       151,076.03      07/01/97     06/01/27    10.375     10.375     16.375      6.750
 800226458            60,000.00        59,966.36      08/01/97     07/01/27     8.875      8.875     14.875      5.500
 800231342           229,500.00       229,390.05      08/01/97     07/01/27     9.625      9.625     15.625      6.000
 800231565           261,000.00       260,899.05      08/01/97     07/01/27    10.625      9.625     16.625      5.750
 800233926           119,000.00       118,919.28      07/13/97     06/13/27    11.250     10.250     17.250      6.500
 800235400           112,000.00       111,961.13      08/01/97     07/01/27    11.125     11.125     17.125      8.500
 800237554           110,700.00       110,656.01      08/01/97     07/01/27    10.500      9.500     16.500      5.750
 800244600           200,000.00       199,911.53      09/01/97     08/01/27    10.000      9.000     16.000      5.250
 800245243           105,000.00       104,890.71      08/01/97     07/01/27     9.250      8.250     15.250      5.250
 800246142           359,200.00       359,036.81      08/01/97     07/01/27     9.875      9.875     15.875      6.250
 800250557            44,800.00        44,789.47      08/01/97     07/01/27    12.875     11.875     18.875      7.500
 800250789           105,000.00       105,000.00      09/01/97     08/01/27     9.750      8.750     15.750      6.250
 800251969            30,000.00        29,991.42      09/01/97     08/01/27    12.000     11.000     18.000      7.000
 800252835           139,500.00       139,447.48      08/01/97     07/01/27    10.750      9.750     16.750      6.750
 800269797            30,400.00        30,392.85      09/01/97     08/01/27    12.875     11.875     18.875      7.500
 800276636           118,000.00       118,000.00      09/01/97     08/01/27    11.125     11.125     17.125      7.500
 800280422           216,000.00       216,000.00      09/01/97     08/01/27    11.500     11.500     17.500      7.500
 800290322           162,450.00       162,450.00      09/01/97     08/01/27    11.250     10.250     17.250      6.450
 -----------------------------------------------                               ---------------------------------------
        41         6,247,950.00     6,243,403.29                               10.569      9.842     16.569      6.466


                                                                                                                   Page 20 9/23/97
ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                                          SALE SCHEDULE A

                         1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

Pool   Sale    Origination                                                                                                   Zip
ID     ID        Account          Name                       Address                       City                  State       Code
----------------------------------------------------------------------------------------------------------------------------------
34     34       800217101    REYNOLDS BERNARD L         2636 SOUTH 150TH STREET          SEATTLE                   WA        98188
34     34       800264251    COLLARD DONNA L            17229 SOUTHEAST LAKE             AUBURN                    WA        98092
                -------------------------------------
                        2    Sale Total
                       43    Total with Merrill Lynch
                      982    Grand Total




                     Principal       Cut-off Date       First                  Initial    Minimum    Maximum
Origination          Balance at        Principal       Payment     Maturity   Mortgage   Mortgage   Mortgage     Gross
  Account           Origination         Balance         Date         Date       Rate       Rate       Rate       Margin
-----------------------------------------------------------------------------------------------------------------------
 800217101           104,000.00       103,943.19      08/01/97     07/01/27     9.000      8.000     15.000      4.500
 800264251           136,000.00       136,000.00      09/01/97     08/01/27     9.125      8.125     15.125      5.500
 -----------------------------------------------                               ---------------------------------------
         2           240,000.00       239,943.19                                9.071      8.071     15.071      5.067
        43         6,487,950.00     6,483,346.48                               10.513      9.776     16.513      6.415
       982       116,717,195.00   115,690,188.57                               10.007      8.368     16.007      5.731

                                                                                          Page 1 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800026429   FOSTER THOMAS E                       148,750.00      1          1,486.57
27     27        800041303   CRISP CHARLOTTE A                      82,800.00      1            718.99
27     27        800059628   BLACK JOHN W                           63,200.00      1            491.56
27     27        800094781   CALAMUSA JOHN                         110,000.00      1            835.37
27     27        800111387   DURINA MARK A                          99,000.00      1            887.14
27     27        800140469   SOLIDAY KEVIN B                       230,350.00      1          2,042.80
27     27        800174294   CONTE MARIO                            80,000.00      3            746.78
27     27        800109100   EDWARDS BENJAMIN H                     98,900.00      1            923.21
27     27        800118002   JACKSON BERNADETTE                     24,000.00      1            221.78
27     27        800118960   HAGGERTY ANTHONY                      199,800.00      1          1,625.64
27     27        800129454   COCKRELL TERESA J                      93,600.00      1            900.23
27     27        800143331   WELKER DENNIS M                        27,000.00      1            249.51
27     27        800147902   SCHWAB DAVID A                        160,780.00      1          1,440.75
27     27        800151045   BRUCE EDWARD F                        196,000.00      1          1,683.94
27     27        800155236   BRICKNER THEODORA                     101,600.00      2            882.24
27     27        800155368   JASINSKI SUSAN A                       66,600.00      1            596.80
27     27        800164733   RITTER STEVEN J                       115,000.00      1          1,227.35
27     27        800166068   OLIVERA ALDO                          154,800.00      1          1,416.02
27     27        800167512   ROSE VERONICA L                        27,950.00      1            245.29
27     27        800170169   JAMIL SYED                            110,500.00      1          1,126.00
27     27        800171001   HEEREN RICHARD W                       44,000.00      1            419.02
27     27        800173650   GRAZIANO MARC A                       164,000.00      1          1,577.32
27     27        800176356   LONGO DIANE                            50,000.00      1            443.41
27     27        800177677   FASIG RANDY V                          42,320.00      1            464.01
27     27        800180234   VANATTA JEFF A                         39,000.00      1            408.68
27     27        800182495   WHITTLE MARION                         33,600.00      2            285.60
27     27        800182784   MOMPLAISIR ULRICK                     191,700.00      1          1,682.30
27     27        800184970   HAYWOOD MORZETTE                       68,400.00      1            664.34
27     27        800185647   ARNDT JAMES R                          41,300.00      3            440.78
27     27        800186124   MAZZA DOREEN                          115,600.00      1          1,100.89
27     27        800188708   SCALFARO KELLY A                       95,900.00      1            913.28
27     27        800190159   CURTIS SHARON A                        53,910.00      1            523.61
27     27        800190332   DIGLIO BARBARA J BATES                100,000.00      3            933.48
27     27        800191090   MAZZEO PASQUALE                       150,500.00      1          1,197.45
27     27        800192619   CHAPMAN LORI A                         37,255.00      1            368.93
27     27        800193872   VEGA RAUL C.                          100,755.00      1            921.65
27     27        800194425   ABELOFF EDWIN J                       120,700.00      1          1,048.10
27     27        800194508   SHOTT NATALIE P                        65,970.00      1            560.74
27     27        800196610   CONNELLY PHYLLIS A                     63,700.00      1            547.28
27     27        800196883   BABIARZ JOHN A                        172,000.00      1          1,654.26
27     27        800196982   ANTHONY JOSEPH HARRELL                 34,000.00      1            314.19
27     27        800197014   BOYENS JUANITA                         33,600.00      1            316.81
27     27        800197337   CURCIO ROBERT LOUIS                    76,500.00      1            728.53
27     27        800197477   SABO TODD M                            49,300.00      1            423.56
27     27        800197618   VAZQUEZ ALBERT                        157,000.00      3          1,348.87
27     27        800200230   NEARY MICHAEL J.                      136,000.00      1          1,269.53
27     27        800200628   VAN ANTHONY W                          73,444.00      1            610.87
27     27        800201154   WEISNER LILLIANA                      182,750.00      4          1,757.65
27     27        800203580   EVANS LISA                            100,000.00      1          1,096.44
27     27        800203770   WOODCOCK JOSEPH C                      49,600.00      7            511.97
27     27        800205098   BAPTISTE WAYNE                        135,000.00      3          1,122.87
27     27        800205122   WILKERSON RACHEL J                     42,000.00      1            460.50
27     27        800205833   BOWMAN JOHN                           126,400.00      1          1,051.33
27     27        800206526   DONER MARCELETTE TONI                 145,800.00      1          1,306.51
27     27        800206666   SCANDELL SHAWN                        106,425.00      1            875.53
27     27        800207193   CELLUPICA DIANE                        82,450.00      1            800.81
27     27        800207763   GROSSEN HANS                          128,000.00      1          1,123.29
27     27        800207888   BERTOLACCI ROBERT                     146,700.00      1          1,341.92
27     27        800207920   BAKER ROBERT H                        200,000.00      1          1,961.53
27     27        800207979   VLACICH MICHAEL A                     157,250.00      1          1,453.14
27     27        800208233   ASSIS LUIZ C.                         146,625.00      1          1,327.55
27     27        800208506   CALDWELL WILLIAM R                     99,200.00      3          1,097.35




                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800026429           148,248.72     85.0      12/01/97      11.625           175,000.00       Y
  800041303            82,569.62     90.0      03/01/99       9.875            92,000.00       Y
  800059628            62,933.13     80.0      03/01/99       8.625            79,000.00       Y
  800094781           109,490.04     61.1      10/01/97       8.375           180,000.00       Y
  800111387            98,788.85     90.0      04/01/99      10.250           110,000.00       Y
  800140469           230,049.82     85.0      12/01/97      10.125           271,000.00       Y
  800174294            79,908.85     80.0      06/01/99      10.750           100,000.00       Y
  800109100            98,787.31     84.9      06/01/99      10.750           116,395.00       Y
  800118002            23,881.97     80.0      05/01/99      10.625            30,000.00       Y
  800118960           199,693.67     90.0      02/01/98       9.125           222,000.00       Y
  800129454            93,468.26     85.8      05/01/99      11.125           109,000.00       Y
  800143331            26,967.62     90.0      06/01/99      10.625            30,000.00       Y
  800147902           160,506.84     80.0      05/01/99      10.250           200,976.00       Y
  800151045           195,908.56     80.0      08/01/99       9.750           245,000.00       Y
  800155236           101,507.30     80.0      07/01/99       9.875           127,000.00       Y
  800155368            66,336.64     90.0      07/01/99      10.250            74,000.00       Y
  800164733           114,940.83     80.9      07/01/99      12.500           142,000.00       Y
  800166068           154,676.42     90.0      07/01/99      10.500           172,000.00       Y
  800167512            27,912.57     65.0      07/01/99      10.000            43,000.00       Y
  800170169           110,368.01     85.0      06/01/99      11.875           130,000.00       Y
  800171001            43,886.76     37.6      08/01/99      11.000           117,000.00       Y
  800173650           163,943.09     80.0      02/01/98      11.125           205,000.00       Y
  800176356            49,956.96     80.6      01/01/98      10.125            62,000.00       Y
  800177677            42,310.05     80.0      08/01/99      12.875            52,900.00       Y
  800180234            38,979.47     75.0      07/01/99      12.250            52,000.00       Y
  800182495            33,600.00     70.0      03/01/98       9.625            48,000.00       Y
  800182784           191,615.20     90.0      08/01/99      10.000           213,000.00       Y
  800184970            68,400.00     90.0      09/01/99      11.250            76,000.00       Y
  800185647            41,289.43     80.9      08/01/99      12.500            51,000.00       Y
  800186124           115,459.67     85.0      08/01/99      11.000           136,000.00       Y
  800188708            95,593.70     79.9      07/01/99      11.000           119,900.00       Y
  800190159            53,891.80     90.0      08/01/99      11.250            59,900.00       Y
  800190332            99,962.35     80.0      08/01/99      10.750           125,000.00       Y
  800191090           150,415.62     70.0      02/01/98       8.875           215,000.00       Y
  800192619            37,243.10     80.9      08/01/99      11.500            46,000.00       Y
  800193872           100,755.00     90.0      09/01/99      10.500           111,950.00       Y
  800194425           120,534.63     85.0      07/01/99       9.875           142,000.00       Y
  800194508            65,938.39     90.0      02/01/98       9.625            73,300.00       Y
  800196610            63,670.28     69.6      09/01/99       9.750            91,500.00       Y
  800196883           172,000.00     80.0      03/01/98      11.125           215,000.00       Y
  800196982            33,973.59     85.0      02/01/98      10.625            40,000.00       Y
  800197014            33,575.41     80.0      07/01/99      10.875            42,000.00       Y
  800197337            76,472.72     82.2      08/01/99      11.000            93,000.00       Y
  800197477            49,277.00     85.0      08/01/99       9.750            58,000.00       Y
  800197618           156,852.92     74.7      07/01/99       9.750           210,000.00       Y
  800200230           136,000.00     85.0      09/01/99      10.750           160,000.00       Y
  800200628            73,444.00     85.0      09/01/99       9.375            86,405.00       Y
  800201154           182,686.59     85.0      02/01/98      11.125           215,000.00       Y
  800203580            99,976.48     80.0      08/01/99      12.875           125,000.00       Y
  800203770            49,484.87     80.0      07/01/99      11.000            62,000.00       Y
  800205098           134,931.82     90.0      02/01/98       9.375           150,000.00       Y
  800205122            41,990.63     79.2      08/01/99      12.875            53,000.00       Y
  800205833           126,400.00     80.0      03/01/98       9.375           158,000.00       Y
  800206526           145,800.00     90.0      09/01/99      10.250           162,000.00       Y
  800206666           106,369.83     75.0      09/01/99       9.250           141,900.00       Y
  800207193            82,422.16     85.0      08/01/99      11.250            97,000.00       Y
  800207763           127,886.28     80.0      07/01/99      10.000           160,000.00       Y
  800207888           146,641.71     90.0      09/01/99      10.500           163,000.00       Y
  800207920           199,867.98     66.6      08/01/99      11.375           300,000.00       Y
  800207979           157,189.18     85.0      02/01/98      10.625           185,000.00       Y
  800208233           146,565.15     85.2      02/01/98      10.375           172,000.00       Y
  800208506            99,200.00     80.0      09/01/99      13.000           124,000.00       Y

                                                                                          Page 2 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800209728   MILLER MELISSA A                       57,600.00      1            526.89
27     27        800210064   CRONEN RICHARD G                       96,480.00      1            767.64
27     27        800210312   LAMENDOLA JOYCE                       144,000.00      1          1,290.39
27     27        800210510   OROZCO IGNACIO A                       63,750.00      1            536.04
27     27        800212458   TOPORKIEWICZ WLADYSLAWA                89,250.00      1            808.08
27     27        800212995   UFFELMAN JOHN R                        66,950.00      1            631.26
27     27        800213001   CHARETTE THOMAS J                      85,000.00      1            699.27
27     27        800213035   KIDWELL RONALD J                       51,500.00      1            456.71
27     27        800213647   HARKINS ROBBIN LYNN                    60,000.00      1            543.24
27     27        800213670   CONWAY JASON M                         35,600.00      1            390.33
27     27        800214462   MONICO JOSEPH J                        76,800.00      1            673.97
27     27        800215253   BRANDT LAURIE A                       199,750.00      1          1,940.09
27     27        800216095   GOJANI LEKE                           127,500.00      1          1,130.70
27     27        800216400   TES SARITH                             64,350.00      1            564.72
27     27        800216525   GRILLONE ROSANNE                       62,910.00      1            552.08
27     27        800216715   HEREDIA GUSTAVO G                      70,650.00      1            652.87
27     27        800216921   OWENS RICHARD E                        44,010.00      1            402.58
27     27        800217184   HENRY WALTER J                         60,350.00      1            580.43
27     27        800217341   HABIB ANA L.                          127,500.00      1          1,214.21
27     27        800217671   ROMANO PAUL D.                        207,200.00      1          1,611.58
27     27        800217960   MODANESI ALBERINDA                     81,000.00      1            725.84
27     27        800218448   KORFF J SCOTT                         117,000.00      1          1,092.17
27     27        800219396   KONSTANTINOV CHARLES                   84,800.00      1            905.04
27     27        800219743   SCHWALB STEVEN                        127,500.00      1          1,250.47
27     27        800220816   OUTLAW ROBERTA                        106,250.00      1          1,082.69
27     27        800220899   ELSAYED AHMED                          44,100.00      4            403.40
27     27        800221178   ACOCELLA VINCENT                      130,500.00      1          1,367.50
27     27        800221681   COZZI RICHARD C.                       98,400.00      1            974.45
27     27        800222002   FERNANDEZ RAFAEL                      117,000.00      1          1,015.97
27     27        800222150   ADVINCULA ANTONIO                      68,000.00      1            571.78
27     27        800224537   SMITH EARL                             64,000.00      1            585.43
27     27        800224552   AUGUST WARREN                          67,500.00      1            573.74
27     27        800224800   BAUER GEORGE V                        118,800.00      1          1,086.71
27     27        800224941   ROHLAND CHRISTOPHE A                   36,000.00      1            339.44
27     27        800225195   POL JOHN A                             65,000.00      1            523.00
27     27        800225294   CELA LEGRAND                           39,000.00      4            412.45
27     27        800225740   BOWLING DIANTHA K                     264,000.00      1          2,614.37
27     27        800226045   TOMMASONE STEVEN A                    123,250.00      1          1,197.08
27     27        800226177   SHTRAKHMAN SERGEY                     156,800.00      1          1,597.80
27     27        800226201   MOSLEY LOVELL                         198,000.00      5          1,904.33
27     27        800226607   WOHL CARL                             114,000.00      1            979.44
27     27        800226904   CREMARD THERESA L                      90,000.00      1            986.79
27     27        800227043   SERENO MICHAEL                        224,000.00      1          2,412.40
27     27        800227050   SCHELL KARL E                         121,300.00      1          1,109.58
27     27        800227068   CARMICHAEL SHENAZ                     148,750.00      3          1,530.06
27     27        800227563   VANE MONTE                             99,375.00      1            927.65
27     27        800227571   GUERRIRO NUNZIO                       115,000.00      1            925.32
27     27        800228009   PULICE ROCCO                          193,500.00      3          1,842.75
27     27        800228082   BAYCROFT JOHN MICHAEL                 202,500.00      1          1,909.35
27     27        800228207   WHITE DAVID                           350,000.00      1          3,168.92
27     27        800228504   FIDDERMAN RANDOLPH                    115,200.00      1          1,053.78
27     27        800228835   PRIGIAN MASIS                         263,500.00      3          2,312.40
27     27        800229221   HINES SUSAN S                         214,200.00      1          1,959.37
27     27        800229858   MARINO PAUL F                         112,000.00      3          1,195.33
27     27        800229965   RAMIREZ EDWARD                         52,790.00      1            522.77
27     27        800230013   DAVIS RAYMOND C                       158,000.00      1          1,271.30
27     27        800230385   NASSEEM MICHEL                        162,000.00      1          1,497.04
27     27        800230567   GREENBERG KENNETH L.                   85,750.00      1            898.57
27     27        800230914   CARRASQUILLO JOSE M                    61,000.00      1            586.69
27     27        800231144   BARDELL CONSTANCE LYNN                 48,750.00      1            423.32
27     27        800231557   MCMILLAN VALERIA O                    110,500.00      1          1,062.77
27     27        800231961   MADDEN ALAN T                          42,500.00      3            448.64

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800209728            57,577.11     90.0      08/01/99      10.500            64,000.00       Y
  800210064            96,425.91     88.5      09/01/99       8.875           109,000.00       Y
  800210312           143,878.70     80.0      07/01/99      10.250           180,000.00       Y
  800210510            63,687.05     85.0      08/01/99       9.500            75,000.00       Y
  800212458            89,250.00     85.0      03/01/98      10.375           105,000.00       Y
  800212995            66,925.47     65.0      08/01/99      10.875           103,000.00       Y
  800213001            84,911.54     85.0      08/01/99       9.250           100,000.00       Y
  800213035            51,477.82     85.9      08/01/99      10.125            59,900.00       Y
  800213647            59,925.89     60.0      07/01/99      10.375           100,000.00       Y
  800213670            35,591.63     80.0      08/01/99      12.875            44,500.00       Y
  800214462            76,800.00     60.0      09/01/99      10.000           128,000.00       Y
  800215253           199,682.57     85.0      08/01/99      11.250           235,000.00       Y
  800216095           127,500.00     85.0      03/01/98      10.125           150,000.00       Y
  800216400            64,321.53     90.0      08/01/99      10.000            71,500.00       Y
  800216525            62,910.00     90.0      09/01/99      10.000            69,900.00       Y
  800216715            70,622.68     90.0      08/01/99      10.625            78,500.00       Y
  800216921            43,992.51     90.0      08/01/99      10.500            48,900.00       Y
  800217184            60,350.00     85.0      09/01/99      11.125            71,000.00       Y
  800217341           127,408.66     85.0      08/01/99      11.000           150,000.00       Y
  800217671           207,200.00     80.0      09/01/99       8.625           259,000.00       Y
  800217960            81,000.00     90.0      10/01/99      10.250            90,000.00       Y
  800218448           117,000.00     90.0      09/01/99      10.750           130,000.00       Y
  800219396            84,778.29     80.0      08/01/99      12.500           106,000.00       Y
  800219743           127,458.12     85.0      08/01/99      11.375           150,000.00       Y
  800220816           106,218.74     85.0      08/01/99      11.875           125,000.00       Y
  800220899            44,100.00     90.0      09/01/99      10.500            49,000.00       Y
  800221178           130,500.00     85.8      09/01/99      12.250           152,000.00       Y
  800221681            98,368.55     75.6      08/01/99      11.500           130,000.00       Y
  800222002           117,000.00     90.0      04/01/98       9.875           130,000.00       Y
  800222150            67,966.55     89.9      08/01/99       9.500            75,600.00       Y
  800224537            63,948.92     59.8      07/01/99      10.500           107,000.00       Y
  800224552            67,467.67     90.0      08/01/99       9.625            75,000.00       Y
  800224800           118,705.17     90.0      08/01/99      10.500           132,000.00       Y
  800224941            35,986.81     85.1      08/01/99      10.875            42,300.00       Y
  800225195            64,964.50     56.5      08/01/99       9.000           115,000.00       Y
  800225294            38,989.74     65.0      08/01/99      12.375            60,000.00       Y
  800225740           263,915.63     80.0      08/01/99      11.500           330,000.00       Y
  800226045           123,250.00     79.5      09/01/99      11.250           155,000.00       Y
  800226177           156,753.87     80.0      02/01/98      11.875           196,000.00       Y
  800226201           197,862.04     90.0      07/01/99      11.125           220,000.00       Y
  800226607           113,893.19     75.4      08/01/99       9.750           151,000.00       Y
  800226904            89,978.84     73.7      08/01/99      12.875           122,000.00       Y
  800227043           224,000.00     80.0      10/01/99      12.625           280,000.00       Y
  800227050           121,251.80     89.8      08/01/99      10.500           135,000.00       Y
  800227068           148,707.44     85.0      08/01/99      12.000           175,000.00       Y
  800227563            99,337.58     75.0      03/01/98      10.750           132,500.00       Y
  800227571           114,937.18     73.7      08/01/99       9.000           156,000.00       Y
  800228009           193,361.37     90.0      08/01/99      11.000           215,000.00       Y
  800228082           202,425.81     90.0      08/01/99      10.875           225,000.00       Y
  800228207           349,857.12     59.9      08/01/99      10.375           583,420.00       Y
  800228504           115,154.22     90.0      08/01/99      10.500           128,000.00       Y
  800228835           263,383.43     85.0      08/01/99      10.000           310,000.00       Y
  800229221           214,200.00     90.0      09/01/99      10.500           238,000.00       Y
  800229858           111,971.34     80.0      09/01/99      12.500           140,000.00       Y
  800229965            52,773.13     65.9      08/01/99      11.500            80,000.00       Y
  800230013           157,913.70     80.2      08/01/99       9.000           197,000.00       Y
  800230385           161,937.34     90.0      08/01/99      10.625           180,000.00       Y
  800230567            85,750.00     65.9      09/01/99      12.250           130,000.00       Y
  800230914            60,978.83     80.2      09/01/99      11.125            76,000.00       Y
  800231144            48,750.00     73.3      09/01/99       9.875            66,500.00       Y
  800231557           110,500.00     85.0      09/01/99      11.125           130,000.00       Y
  800231961            42,500.00     85.0      09/01/99      12.350            50,000.00       Y

                                                                                          Page 3 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800231995   HOOPER DAVID A                        128,000.00      1          1,194.86
27     27        800232290   PRESSIMONE ROY                        140,250.00      1          1,269.83
27     27        800232589   HENDERSHOT JACK                        53,100.00      8            485.73
27     27        800233108   KANNER BONNIE                         156,000.00      1          1,311.73
27     27        800233165   REICHARD ROBERT J                      94,500.00      1            864.43
27     27        800233306   LAVELANET GILBERT                     131,750.00      1          1,242.26
27     27        800233546   CASSE EDMUND H                        467,500.00      1          4,718.99
27     27        800233652   MERCADO ELVIN                         143,650.00      1          1,207.89
27     27        800233785   CHAVIES ANTHONY                       112,500.00      1          1,029.08
27     27        800233868   DHARIA PRAKASH C                      187,000.00      3          1,816.26
27     27        800234064   SIMON S REBECCA                        76,000.00      1            870.51
27     27        800234072   ROBISON THOMAS L                      128,250.00      1          1,113.66
27     27        800234106   JACOBS BARRY D                        137,580.00      1          1,271.37
27     27        800234254   TIDIANI ABDOUL                        124,600.00      1          1,174.84
27     27        800234338   SINGLETON ELIJAH                       66,300.00      1            563.54
27     27        800234361   WEISS ARNOLD                           80,000.00      1            784.61
27     27        800234411   MOHAMED MOHAMED                       114,000.00      1          1,064.17
27     27        800234429   ALLEN OLIVE                            81,200.00      1            773.29
27     27        800234536   LEE CHONG HEE                         234,000.00      1          1,967.60
27     27        800234551   WILSON CARLOTTA                        72,000.00      1            768.43
27     27        800234932   SULLIVAN THOMAS                       123,250.00      1          1,267.77
27     27        800235186   CRUZ CHRISTINA                        270,000.00      4          2,622.41
27     27        800235566   JEFFRIES MARTHA L.                     68,000.00      1            745.58
27     27        800235749   MENDOZA MANUEL                        204,000.00      4          1,962.04
27     27        800235863   VICKERS BARBARA                       119,000.00      5          1,110.84
27     27        800235939   HOOPER DONALD LEE                     221,000.00      1          1,778.22
27     27        800235988   BREWER ARTHUR W                        37,500.00      1            329.09
27     27        800236002   STATEN CAROLYN S                      182,250.00      1          1,684.17
27     27        800236135   FREHLEY JEANETTE J                    342,500.00      1          2,725.08
27     27        800236192   KWIATKOWSKI BRENDA L                   64,000.00      1            633.79
27     27        800236648   SINDELL ROBERT                         65,000.00      1            558.45
27     27        800236663   STOCKS ASTRID V                       135,000.00      1          1,147.49
27     27        800236713   GREAR NINA                             70,000.00      1            686.54
27     27        800237034   ABDUL GHANI ISMAILA                    86,000.00      1            786.68
27     27        800237208   HANNA STEPHEN K                        91,800.00      7            978.98
27     27        800237281   PRICE THOMAS A                         48,600.00      1            431.00
27     27        800237828   SULLIVAN ALLEN                         86,700.00      1            713.26
27     27        800237935   BREWINGTON EUGENIA                    102,000.00      1            933.03
27     27        800238263   LATZA ROBERT S                         50,000.00      1            429.58
27     27        800238354   TONEY ELLTEE                          102,000.00      1            981.02
27     27        800238404   LAWRENCE ANTHONY                      106,200.00      1            951.66
27     27        800238552   PADEN RONALD                          142,200.00      1          1,381.13
27     27        800238560   MERCADO ILIANA                        229,500.00      1          2,229.05
27     27        800238578   TONER LISA E                          101,237.00      1          1,110.00
27     27        800238602   DESOTELLE JOHN D                       56,000.00      1            445.56
27     27        800238826   GHANNAM MOHAMMAD                      144,500.00      1          1,228.23
27     27        800238891   WHITEMAN CHARLES L                     68,600.00      1            627.51
27     27        800239105   LAMBORN RICHARD G                      31,500.00      1            273.53
27     27        800239139   SOTAK MARY CATHERINE                  133,900.00      1          1,262.53
27     27        800239162   VEGA MARIA                            153,000.00      3          1,244.86
27     27        800239345   BOULWARE CHARISE D                     82,800.00      1            757.40
27     27        800239485   PETITTO CHARLES                       149,400.00      1          1,338.77
27     27        800239527   ELICKER DEVA ELLEN D                  127,650.00      1          1,313.02
27     27        800239899   LAMORA EILEEN M                        94,500.00      4            786.00
27     27        800239980   SCHWANGER CINDY M                      68,600.00      1            602.01
27     27        800240434   CORDOVA KATHERINE                     250,000.00      1          2,124.97
27     27        800240699   BROWN WARREN                          154,400.00      5          1,814.18
27     27        800240814   NEBINGER HOWARD A                      87,000.00      1            739.49
27     27        800241119   BROMELL, MICHAEL S                     78,300.00      1            716.24
27     27        800241184   ROBINSON VALLISHA                      97,500.00      1            919.32
27     27        800241614   HOPKINS GREGORY                        72,000.00      1            845.99
27     27        800241622   DIBENEDETTO ANNA MARIA                183,750.00      5          1,578.70

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800231995           127,903.18     69.9      08/01/99      10.750           183,000.00       Y
  800232290           140,192.75     85.0      02/01/98      10.375           165,000.00       Y
  800232589            53,100.00     90.0      09/01/99      10.500            59,000.00       Y
  800233108           155,923.27     65.5      08/01/99       9.500           238,000.00       Y
  800233165            94,462.45     90.0      08/01/99      10.500           105,000.00       Y
  800233306           131,701.72     85.0      09/01/99      10.875           155,000.00       Y
  800233546           467,500.00     85.0      09/01/99      11.750           550,000.00       Y
  800233652           143,579.34     89.7      08/01/99       9.500           160,000.00       Y
  800233785           112,455.30     90.0      02/01/98      10.500           125,000.00       Y
  800233868           187,000.00     85.0      09/01/99      11.250           220,000.00       Y
  800234064            75,984.49     80.0      08/01/99      13.500            95,000.00       Y
  800234072           128,191.79     90.0      08/01/99       9.875           142,500.00       Y
  800234106           137,580.00     85.9      09/01/99      10.625           160,000.00       Y
  800234254           124,600.00     85.9      09/01/99      10.875           145,000.00       Y
  800234338            66,268.24     85.0      08/01/99       9.625            78,000.00       Y
  800234361            79,973.23     65.5      08/01/99      11.375           122,000.00       Y
  800234411           114,000.00     89.6      03/01/98      10.750           127,200.00       Y
  800234429            81,171.04     85.4      09/01/99      11.000            95,000.00       Y
  800234536           233,884.90     69.8      02/01/98       9.500           335,000.00       Y
  800234551            72,000.00     80.0      09/01/99      12.500            90,000.00       Y
  800234932           123,250.00     85.0      09/01/99      12.000           145,000.00       Y
  800235186           270,000.00     90.0      10/01/99      11.250           300,000.00       Y
  800235566            67,984.00     80.0      09/01/99      12.875            85,000.00       Y
  800235749           204,000.00     85.0      03/01/98      11.125           240,000.00       N
  800235863           118,955.20     85.0      08/01/99      10.750           140,000.00       Y
  800235939           220,879.28     85.0      08/01/99       9.000           260,000.00       Y
  800235988            37,500.00     75.0      09/01/99      10.000            50,000.00       Y
  800236002           182,179.50     90.0      02/01/98      10.625           202,500.00       Y
  800236135           342,500.00     50.0      03/01/98       8.875           685,000.00       Y
  800236192            64,000.00     80.0      09/01/99      11.500            80,000.00       Y
  800236648            65,000.00     39.3      09/01/99       9.750           165,000.00       Y
  800236663           135,000.00     85.9      09/01/99       9.625           157,000.00       Y
  800236713            70,000.00     70.0      09/01/99      11.375           100,000.00       Y
  800237034            85,965.82     57.3      08/01/99      10.500           150,000.00       Y
  800237208            91,696.02     90.0      08/01/99      11.500           102,000.00       Y
  800237281            48,600.00     90.0      09/01/99      10.125            54,000.00       Y
  800237828            86,655.05     85.0      09/01/99       9.250           102,000.00       Y
  800237935           101,918.59     89.9      08/01/99      10.500           113,400.00       Y
  800238263            49,976.67     40.3      09/01/99       9.750           124,000.00       Y
  800238354           101,964.60     85.0      03/01/98      11.125           120,000.00       Y
  800238404           106,155.47     90.0      09/01/99      10.250           118,000.00       Y
  800238552           142,152.00     90.0      08/01/99      11.250           158,000.00       Y
  800238560           229,422.51     90.0      08/01/99      11.250           255,000.00       Y
  800238578           101,237.00     80.9      09/01/99      12.875           125,000.00       Y
  800238602            55,936.98     69.1      08/01/99       8.875            81,000.00       Y
  800238826           144,430.78     80.0      02/01/98       9.625           180,600.00       Y
  800238891            68,600.00     67.9      10/01/99      10.500           101,000.00       Y
  800239105            31,500.00     90.0      03/01/98       9.875            35,000.00       Y
  800239139           133,801.43     65.0      08/01/99      10.875           206,000.00       Y
  800239162           152,586.66     85.0      10/01/97       9.125           180,000.00       Y
  800239345            82,767.10     90.0      08/01/99      10.500            92,000.00       Y
  800239485           149,337.36     90.0      08/01/99      10.250           166,000.00       Y
  800239527           127,650.00     85.9      09/01/99      12.000           148,500.00       Y
  800239899            94,500.00     90.0      03/01/98       9.375           105,000.00       Y
  800239980            68,539.06     70.0      02/01/98      10.000            98,000.00       Y
  800240434           249,880.24     88.0      02/01/98       9.625           284,000.00       Y
  800240699           154,400.00     80.0      09/01/99      13.875           193,000.00       Y
  800240814            86,958.32     79.8      08/01/99       9.625           109,000.00       Y
  800241119            78,268.89     89.5      08/01/99      10.500            87,400.00       Y
  800241184            97,464.27     75.0      02/01/98      10.875           130,000.00       Y
  800241614            72,000.00     80.0      09/01/99      13.875            90,000.00       Y
  800241622           183,664.27     70.0      08/01/99       9.750           262,500.00       Y

                                                                                          Page 4 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800241952   LUPOLOVER IRENE                       257,980.00      1          2,240.16
27     27        800242000   ROSS DAWN S                            41,250.00      1            404.57
27     27        800242133   KOPKO GEORGE J                        112,680.00      1            896.53
27     27        800242174   MOLLICA DANIEL                         90,000.00      8            781.51
27     27        800242182   SMITH JEFFREY M                       163,030.00      1          1,552.57
27     27        800242273   MITCHEM GWENDOLYN R                    51,820.00      1            445.21
27     27        800242281   ROY JOSEPH W.                          59,200.00      1            514.06
27     27        800242307   WEITKAMP JAMES G                      113,400.00      1          1,210.27
27     27        800242372   MUNEIL REINALDO                        85,000.00      1            777.53
27     27        800242430   PERRY RICHARD A                        30,400.00      1            266.78
27     27        800242448   DEONAUTH SRIMATIE                     110,250.00      3          1,029.16
27     27        800242489   KREDEL CARL F                         153,600.00      1          1,684.13
27     27        800242596   JOHNSON ROBERT C                       44,850.00      1            389.45
27     27        800242802   NEUMONT JOHN J                         51,000.00      1            485.68
27     27        800242851   O'BEIRNE JOHN T                       130,000.00      3          1,116.90
27     27        800242901   ANNAZONE PETER J.                      76,500.00      1            595.01
27     27        800243123   GOLD LISA M                           161,000.00      1          1,548.47
27     27        800243438   MOSS SHARON A                          48,000.00      1            526.29
27     27        800243636   ANGELUCCI MARIA                       174,250.00      1          1,659.42
27     27        800243891   KOMAR HENRY E                          48,000.00      1            461.65
27     27        800244162   KELLY WILLIAM J                       142,350.00      1          1,644.50
27     27        800244246   BOSTWICK HERBERT L                     94,500.00      1            855.61
27     27        800244386   EWASKIO LINDA I                        90,000.00      1            781.51
27     27        800244485   WOODBURY WYETT                        121,500.00      3          1,145.61
27     27        800244626   SWARTZ EDWARD A                        53,600.00      1            561.67
27     27        800244667   LEONARDO DONALD                       145,000.00      1          1,206.04
27     27        800244766   KRUEL TIMOTHY D                       145,000.00      1          1,192.88
27     27        800244832   WILLIAMS JAMES C                      115,600.00      1          1,025.17
27     27        800244865   WALKER JOHN B                         144,000.00      1          1,508.97
27     27        800245250   LIMITONE ANNUCCIA                     108,375.00      1            961.09
27     27        800245409   FICCA JOSEPH V                        204,000.00      1          1,962.04
27     27        800245482   ROBINSON LESTER R                     136,850.00      1          1,355.21
27     27        800245672   KING JACQUELINE C                      43,350.00      1            437.58
27     27        800245714   DELGADO DOMINGO                        49,600.00      1            543.83
27     27        800246068   KOMAR HENRY E                          27,000.00      1            259.68
27     27        800246217   HAGERTY BERTHA                        125,000.00      4          1,085.44
27     27        800246373   WEBB CARL                             258,300.00      1          1,784.01
27     27        800246431   DAVIS NORMAN                          157,250.00      3          1,617.49
27     27        800246464   TAURASO VINCENT J                      84,000.00      1            768.38
27     27        800246704   JOHNSON JOHNNIE D                     304,000.00      1          3,097.76
27     27        800246753   BELIZAIRE JACQUES                     127,500.00      1          1,037.38
27     27        800247033   GEORGE VALERIE H                       32,500.00      1            306.44
27     27        800247041   GEORGE VALERIE H                       40,000.00      1            438.57
27     27        800247165   CASTELLANOS JUAN OSMIN                140,250.00      1          1,362.19
27     27        800247348   DUNSTON HERMAN                         96,000.00      1            996.71
27     27        800247710   TSOULOGIANNI JOSEPH                   200,000.00      3          2,076.49
27     27        800248486   CUNNINGHAM WILLIAM                     40,000.00      1            343.66
27     27        800248569   FINE RUSSELL B                         77,850.00      1            690.39
27     27        800248783   DUC TRAN THANG                         38,500.00      1            392.32
27     27        800249054   CIRINCIONE ANDREW                      80,000.00      4            694.68
27     27        800249609   PRZEDWIECKI WENDY M                   110,950.00      1            983.93
27     27        800249864   COLURRA LEONARD                       174,400.00      1          1,514.40
27     27        800250029   CRAIG PETER M                          62,362.00      1            671.62
27     27        800250151   SAMATULSKI DONALD                     172,000.00      1          1,605.59
27     27        800250185   DAVIS DEBRA A                         104,000.00      1            893.52
27     27        800250250   GONZALEZ JOSE R                        94,500.00      1            864.43
27     27        800250342   MILLER GINGER R                        98,400.00      1          1,021.63
27     27        800250417   LAMONICA RAYMOND WILLIAM               85,000.00      1            777.53
27     27        800250474   BOBB WILLARD JOSEPH                   157,500.00      1          1,440.71
27     27        800250755   MARRERO FRANCISCO                      68,000.00      1            615.68
27     27        800250862   ROTA ANGELA                           143,300.00      1          1,310.82
27     27        800250987   MCNEAL MICHAEL                         94,800.00      1            966.01

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800241952           257,862.80     85.0      09/01/99       9.875           303,507.00       Y
  800242000            41,236.45     75.0      09/01/99      11.375            55,000.00       Y
  800242133           112,553.20     90.0      02/01/98       8.875           125,200.00       Y
  800242174            90,000.00     74.8      09/01/99       9.875           120,300.00       Y
  800242182           163,030.00     85.0      09/01/99      11.000           191,800.00       Y
  800242273            51,795.83     70.9      08/01/99       9.750            73,000.00       Y
  800242281            59,173.11     78.9      08/01/99       9.875            75,000.00       Y
  800242307           113,341.66     79.8      08/01/99      12.500           142,000.00       Y
  800242372            85,000.00     67.4      09/01/99      10.500           126,000.00       Y
  800242430            30,386.55     73.2      08/01/99      10.000            41,500.00       Y
  800242448           110,208.50     75.0      08/01/99      10.750           147,000.00       Y
  800242489           153,563.87     80.0      08/01/99      12.875           192,000.00       Y
  800242596            44,829.63     72.3      08/01/99       9.875            62,000.00       Y
  800242802            50,981.82     85.0      09/01/99      11.000            60,000.00       Y
  800242851           129,939.35     76.0      08/01/99       9.750           171,000.00       Y
  800242901            76,454.83     85.0      08/01/99       8.625            90,000.00       Y
  800243123           160,944.13     84.7      02/01/98      11.125           190,000.00       Y
  800243438            48,000.00     80.0      09/01/99      12.875            60,000.00       Y
  800243636           174,187.87     85.0      09/01/99      11.000           205,000.00       Y
  800243891            47,966.55     80.0      08/01/99      11.125            60,000.00       Y
  800244162           142,321.77     65.0      09/01/99      13.625           219,000.00       Y
  800244246            94,461.42     90.0      01/11/98      10.375           105,000.00       Y
  800244386            89,959.12     52.9      08/01/99       9.875           170,000.00       Y
  800244485           121,455.48     90.0      08/01/99      10.875           135,000.00       Y
  800244626            53,586.17     80.0      08/01/99      12.250            67,000.00       Y
  800244667           144,853.01     87.8      02/01/98       9.375           165,000.00       Y
  800244766           145,000.00     72.5      09/01/99       9.250           200,000.00       Y
  800244832           115,600.00     85.0      03/01/98      10.125           136,000.00       Y
  800244865           143,962.00     79.9      08/01/99      12.250           180,080.00       Y
  800245250           108,281.25     85.0      02/01/98      10.125           127,500.00       Y
  800245409           203,929.21     85.0      02/01/98      11.125           240,000.00       Y
  800245482           136,806.27     85.0      08/01/99      11.500           161,000.00       Y
  800245672            43,350.00     85.0      10/01/99      11.750            51,000.00       Y
  800245714            49,600.00     80.0      09/01/99      12.875            62,000.00       Y
  800246068            26,981.18     60.0      08/01/99      11.125            45,000.00       N
  800246217           124,885.95     79.8      08/01/99       9.875           156,500.00       Y
  800246373           258,300.00     89.0      04/01/98       7.375           290,000.00       Y
  800246431           157,205.01     85.0      08/01/99      12.000           185,000.00       Y
  800246464            83,932.95     80.0      08/01/99      10.500           105,000.00       Y
  800246704           304,000.00     80.0      08/08/99      11.875           380,000.00       Y
  800246753           127,432.15     75.0      02/01/98       9.125           170,000.00       Y
  800247033            32,488.09     65.0      08/01/99      10.875            50,000.00       N
  800247041            39,990.60     80.0      08/01/99      12.875            50,000.00       Y
  800247165           140,202.65     85.0      08/01/99      11.250           165,000.00       Y
  800247348            95,973.29     83.4      03/01/98      12.125           115,000.00       Y
  800247710           199,944.34     80.0      02/01/98      12.125           250,000.00       Y
  800248486            40,000.00     61.5      09/01/99       9.750            65,000.00       Y
  800248569            77,816.47     90.0      09/01/99      10.125            86,500.00       Y
  800248783            38,500.00     85.5      09/01/99      11.875            45,000.00       Y
  800249054            80,000.00     80.0      03/01/98       9.875           100,000.00       Y
  800249609           110,950.00     69.8      09/01/99      10.125           158,900.00       Y
  800249864           174,400.00     80.0      03/01/98       9.875           218,000.00       Y
  800250029            62,362.00     80.9      10/01/99      12.625            77,000.00       Y
  800250151           172,000.00     80.0      09/01/99      10.750           215,000.00       Y
  800250185           103,902.57     80.0      07/23/99       9.750           130,000.00       Y
  800250250            94,462.45     90.0      08/01/99      10.500           105,000.00       Y
  800250342            98,400.00     80.0      03/01/98      12.125           123,000.00       Y
  800250417            85,000.00     73.9      09/01/99      10.500           115,000.00       Y
  800250474           157,437.42     90.0      08/01/99      10.500           175,000.00       Y
  800250755            67,972.24     80.0      08/01/99      10.375            85,000.00       Y
  800250862           143,300.00     69.9      10/01/99      10.500           204,740.00       Y
  800250987            94,772.11     80.0      08/01/99      11.875           118,500.00       Y

                                                                                          Page 5 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800251126   DEISHER FREDERICK E                   206,500.00      1          1,793.14
27     27        800251530   NALBAT MAKSUT                         148,500.00      1          1,235.15
27     27        800251548   BIGAM SANDRA                          163,000.00      3          1,491.03
27     27        800251852   SARTORI MARY ELLEN                    170,000.00      3          1,383.18
27     27        800251977   BAILEY RANDY T                         82,550.00      2            694.13
27     27        800252116   GALIA PETER J                          54,000.00      1            514.25
27     27        800252157   ASHBAUGH JAMES W                      124,000.00      1          1,335.44
27     27        800252165   EPLER FRANK R                          83,725.00      1            805.25
27     27        800253049   KATCHEN STEVEN                         60,000.00      8            493.61
27     27        800253411   BAJWA AMRIK S                         195,500.00      1          1,824.96
27     27        800253437   PEREZ CONSTANCIO                      163,500.00      3          1,713.31
27     27        800253635   PARSLOE ROBERT JOSEPH                 231,200.00      1          2,114.88
27     27        800253650   BURROUGHS PAULINE                     216,000.00      3          2,057.02
27     27        800253841   BANKS MARGARET                        130,500.00      1          1,109.24
27     27        800253908   REGENFUSE KENNETH                      52,650.00      1            462.04
27     27        800254179   SALLADA GARY                           36,975.00      1            348.63
27     27        800254237   KUNZ WALTER T                          44,150.00      7            486.13
27     27        800254328   FRENCH SCOTT S                         43,000.00      1            405.44
27     27        800254427   PELLE GAIRY C                         577,500.00      1          5,663.92
27     27        800254476   MAROZZI RICHARD G                      58,500.00      1            568.19
27     27        800254542   MEKA RAMA K                           180,000.00      1          1,680.27
27     27        800254757   GUIDITTA BRIAN J                      102,000.00      1          1,068.85
27     27        800254872   BLASZCZAK MICHAEL J                    68,720.00      1            584.11
27     27        800255101   SHERMAN RUTH E                        128,000.00      1          1,279.79
27     27        800255192   REID CLIVE                            212,500.00      3          2,144.99
27     27        800255283   FLETCHER CAREY S                      161,200.00      1          1,140.96
27     27        800255341   BAILEY LEE                            158,100.00      1          1,490.71
27     27        800255408   PACK DANIEL                            44,625.00      7            438.06
27     27        800255499   LURIA DEBRA                            78,200.00      1            759.53
27     27        800255606   RICHARDSON RICKY G                    111,000.00      1          1,046.61
27     27        800255721   PERSON JANET CRAFT                     77,850.00      1            619.41
27     27        800256208   CELA CIXEMENS                         197,100.00      3          1,747.93
27     27        800256372   MURPHEY WILLIAM A                     170,100.00      1          1,540.10
27     27        800256448   COLE WILLIAM J                        123,300.00      3          1,036.77
27     27        800256653   MCKEYTHON MARY E                      242,250.00      3          2,261.36
27     27        800256737   VINGAS ANTHONY E                       42,400.00      1            348.81
27     27        800256901   BRANDON BYRON SCOTT                   113,050.00      3          1,076.60
27     27        800257230   BARBOUNIS LEONIDAS G                  116,100.00      1          1,062.01
27     27        800257255   CHALAS RAMON                          328,500.00      4          2,913.21
27     27        800257354   MURRAY JAMES                           50,400.00      1            537.90
27     27        800257461   FENNELL GARY                           50,915.00      1            518.82
27     27        800257867   GABRIEL RODNEY A                      109,225.00      1          1,123.50
27     27        800257974   WILLIAMS DAVID E                      160,200.00      1          1,405.87
27     27        800258402   COTONA JOSEPH M                       225,250.00      1          2,404.00
27     27        800258576   GRAY DEAN J                            76,500.00      1            664.29
27     27        800258642   MONTS ANGELA M                        215,000.00      1          1,966.69
27     27        800258766   MAY ROBERT L                          100,800.00      1          1,105.21
27     27        800258949   TRUMBULL JONATHAN E.                  120,000.00      4          1,315.72
27     27        800259004   COBB ROGER W                           27,300.00      1            239.58
27     27        800259079   CHARLES ELLIS                         148,750.00      1          1,530.06
27     27        800259095   HALLAS MICHAEL J                       38,800.00      1            395.37
27     27        800259517   GATES ANNA M                          141,000.00      1          1,263.50
27     27        800259657   SICLARI JOHN F                        130,000.00      1          1,324.70
27     27        800259921   ROWAN CHARLES A                       109,000.00      1          1,027.75
27     27        800260085   LAWRENCE CHRISTOPHE J                 187,500.00      1          1,628.15
27     27        800260168   BILARCZYK THOMAS                      165,600.00      3          1,561.43
27     27        800260200   BLAZEK VALERIE M                       59,500.00      1            516.67
27     27        800260275   DALTON DAVID C                         94,080.00      1          1,013.21
27     27        800260622   DEARDORFF BETTY J                      38,500.00      1            352.17
27     27        800260713   MARTIN PATRICIA J                     279,000.00      1          2,397.04
27     27        800260739   HERRIN BRUCE E                        126,000.00      1          1,105.74
27     27        800260754   VOLIOTIS VASILIKI                     114,750.00      1          1,038.95

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800251126           206,500.00     83.2      09/01/99       9.875           248,000.00       Y
  800251530           148,500.00     90.0      03/01/98       9.375           165,000.00       Y
  800251548           162,935.22     80.2      08/01/99      10.500           203,000.00       Y
  800251852           170,000.00     73.9      03/01/98       9.125           230,000.00       N
  800251977            82,550.00     65.0      03/01/98       9.500           127,000.00       Y
  800252116            53,980.75     90.0      08/01/99      11.000            60,000.00       Y
  800252157           124,000.00     80.0      10/01/99      12.625           155,000.00       Y
  800252165            83,695.95     85.0      08/01/99      11.125            98,500.00       Y
  800253049            59,968.89     57.9      02/01/98       9.250           103,500.00       Y
  800253411           195,500.00     85.0      09/01/99      10.750           230,000.00       Y
  800253437           163,500.00     69.5      03/01/98      12.250           235,000.00       Y
  800253635           231,108.12     85.0      08/01/99      10.500           272,000.00       Y
  800253650           216,000.00     90.0      09/01/99      11.000           240,000.00       Y
  800253841           130,500.00     90.0      03/01/98       9.625           145,000.00       Y
  800253908            52,626.71     90.0      08/01/99      10.000            58,500.00       Y
  800254179            36,975.00     85.9      09/01/99      10.875            43,000.00       Y
  800254237            44,105.37     85.0      08/01/99      12.000            51,900.00       Y
  800254328            43,000.00     53.0      09/01/99      10.875            81,000.00       Y
  800254427           577,500.00     70.0      09/01/99      11.375           825,000.00       Y
  800254476            58,500.00     90.0      09/01/99      11.250            65,000.00       Y
  800254542           179,932.23     90.0      09/01/99      10.750           200,000.00       Y
  800254757           101,973.25     85.0      08/01/99      12.250           120,000.00       Y
  800254872            68,720.00     80.0      09/01/99       9.625            85,900.00       Y
  800255101           127,960.21     80.0      08/01/99      11.625           160,000.00       Y
  800255192           212,500.00     85.0      10/01/99      11.750           250,000.00       Y
  800255283           161,200.00     80.0      04/01/98       7.625           201,500.00       Y
  800255341           158,100.00     85.0      10/01/99      10.875           186,000.00       Y
  800255408            44,625.00     85.0      09/01/99      10.250            52,500.00       Y
  800255499            78,200.00     85.0      09/01/99      11.250            92,000.00       Y
  800255606           111,000.00     82.2      10/01/99      10.875           135,000.00       Y
  800255721            77,806.36     90.0      03/01/98       8.875            86,500.00       Y
  800256208           197,100.00     90.0      04/01/98      10.125           219,000.00       Y
  800256372           170,030.56     90.0      03/01/98      10.375           189,000.00       Y
  800256448           123,300.00     90.0      03/01/98       9.500           137,000.00       N
  800256653           242,158.80     85.0      08/01/99      10.750           285,000.00       Y
  800256737            42,400.00     80.0      09/01/99       9.250            53,000.00       Y
  800256901           113,050.00     85.0      03/01/98      11.000           133,000.00       Y
  800257230           116,053.87     90.0      08/01/99      10.500           129,000.00       Y
  800257255           328,500.00     90.0      04/01/98      10.125           365,000.00       Y
  800257354            50,400.00     80.0      09/01/99      12.500            63,000.00       Y
  800257461            50,900.03     85.0      08/01/99      11.875            59,900.00       Y
  800257867           109,193.75     85.0      08/01/99      12.000           128,500.00       Y
  800257974           160,200.00     90.0      09/01/99      10.000           178,000.00       Y
  800258402           225,250.00     85.0      09/01/99      12.500           265,000.00       Y
  800258576            76,465.24     90.0      08/01/99       9.875            85,000.00       Y
  800258642           215,000.00     89.9      09/01/99      10.500           238,900.00       Y
  800258766           100,776.29     80.0      08/01/99      12.875           126,000.00       Y
  800258949           120,000.00     80.0      09/01/99      12.875           150,000.00       Y
  800259004            27,287.92     71.8      09/01/99      10.000            38,000.00       Y
  800259079           148,750.00     85.0      09/01/99      12.000           175,000.00       Y
  800259095            38,788.59     80.0      08/01/99      11.875            48,500.00       Y
  800259517           140,940.88     84.9      09/01/99      10.250           166,000.00       Y
  800259657           129,961.76     84.9      09/01/99      11.875           153,000.00       Y
  800259921           109,000.00     83.8      09/01/99      10.875           130,000.00       Y
  800260085           187,414.82     78.1      09/01/99       9.875           240,000.00       Y
  800260168           165,600.00     80.0      09/01/99      10.875           207,000.00       Y
  800260200            59,472.97     85.0      03/01/98       9.875            70,000.00       Y
  800260275            94,056.59     79.3      09/01/99      12.625           118,500.00       Y
  800260622            38,500.00     50.0      09/01/99      10.500            77,000.00       Y
  800260713           279,000.00     77.5      09/01/99       9.750           360,000.00       Y
  800260739           125,944.26     90.0      09/01/99      10.000           140,000.00       Y
  800260754           114,703.16     85.0      03/01/98      10.375           135,000.00       Y

                                                                                          Page 6 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800260812   SWEET CARRIE                          221,000.00      3          2,188.54
27     27        800260895   KENNY MARK A                          121,500.00      1          1,111.41
27     27        800261406   BERRY ROBERT C                         92,000.00      1            928.66
27     27        800261968   DAPHNIS GUY                           144,000.00      1          1,344.21
27     27        800262180   WALKES TIMOTHY                        157,250.00      3          1,587.30
27     27        800262701   COPP LARRY                             85,500.00      1            680.28
27     27        800263105   MITCHELL ROGER M                      134,400.00      1          1,254.60
27     27        800263550   JENKINS RYAN K                         63,000.00      1            524.00
27     27        800264087   SINGLETON BENJAMIN                     56,000.00      1            614.00
27     27        800264194   SWANSON HAYES                          55,350.00      1            470.47
27     27        800264343   CRIGLER RONALD L                      176,310.00      1          1,596.32
27     27        800264525   LEONARD JOHN J                         51,500.00      1            400.56
27     27        800264970   DORN JAMES B                          165,000.00      1          1,447.99
27     27        800265043   ROHM TRACI LYNN GERT                   38,000.00      1            326.48
27     27        800265530   MARCHIONNI MARIO                      108,000.00      4            998.02
27     27        800266132   RAMKISSOON KIRTIS                      85,500.00      1            750.32
27     27        800266512   BOLDEN MARVIN A                       177,300.00      1          1,605.29
27     27        800266660   CASTILLO ALFREDO                       72,000.00      7            694.82
27     27        800267320   NEGLEY ERIC J                          44,625.00      1            379.31
27     27        800267536   MENDELSOHN JANET                      105,000.00      1            807.36
27     27        800267908   DE ANGELO TINA                        189,000.00      5          1,889.70
27     27        800268245   BINFORD, WILLIAM T.                   232,050.00      1          2,101.00
27     27        800268500   MEYERS CHRISTOPHE                     129,900.00      1          1,176.13
27     27        800268583   HEWETT ROBERT L                       153,000.00      1          1,371.03
27     27        800268948   DIENST JOHN P                          47,600.00      7            471.38
27     27        800268971   EAGLE TINA M                           86,000.00      1            738.87
27     27        800270522   WALDON DOREEN YVETTE                  123,750.00      1            951.53
27     27        800270563   DECAMPOS ANTHONY                       96,000.00      3            905.17
27     27        800270654   KRAMER PAULA                          210,000.00      3          1,689.71
27     27        800270688   DAVIS ROBERT J                        100,000.00      3            822.68
27     27        800270795   DAVIDSON MARY A                        76,400.00      1            649.39
27     27        800271033   CZESLOWSKI STEPHEN                    112,000.00      1            891.13
27     27        800271066   VALBRUN JUNIE                         136,000.00      3          1,425.14
27     27        800271389   HALLIGAN ROBERT                        68,400.00      4            612.93
27     27        800271496   HANNA GREGORY C                       106,400.00      1          1,166.61
27     27        800271702   FRAMPTON RICHARD R                     63,000.00      1            641.97
27     27        800272403   TUCKER PATRICIA G                     117,000.00      1          1,070.24
27     27        800272452   SEEL ARTHUR ANTHONY                    49,500.00      1            443.57
27     27        800272684   GARCIA RAQUEL M                        76,500.00      3            721.31
27     27        800272767   PHILLIPS GORDON JAY                   434,000.00      1          3,969.97
27     27        800273096   STEVENS WILLA                         137,500.00      3          1,296.47
27     27        800273138   SIDERS JOAN H                          56,000.00      1            614.00
27     27        800273328   HOOFNAGLE GARY C                       60,720.00      1            450.84
27     27        800273450   GILLEON EDWARD                        158,000.00      1          1,386.56
27     27        800273666   MOYER CLARENCE E                      100,800.00      1            856.79
27     27        800273856   SHEPHARD JOSEPH P                     116,000.00      1          1,115.67
27     27        800274367   RAY JAMES W                            66,300.00      1            625.14
27     27        800274417   BOGART MARVIN A                        99,450.00      1            872.74
27     27        800274565   BURZINSKI DAVID                        54,000.00      1            493.96
27     27        800275505   MAYBO JAMES M                          47,000.00      1            452.04
27     27        800275943   SMITH NANCI                            72,800.00      1            686.42
27     27        800276222   CAFARO JOSEPH                         178,000.00      1          1,661.60
27     27        800276248   WELLS LINDA H                         126,900.00      3          1,101.93
27     27        800276396   WILLIAMS KENNETH R                    402,200.00      1          3,381.91
27     27        800276768   MCCLENDON ERNESTINE                    35,200.00      1            385.95
27     27        800276990   WOODWARD MYREE W                       45,450.00      1            432.83
27     27        800277345   UDDIN MOHAMMED                        158,400.00      1          1,288.80
27     27        800277378   MUNASSAR NASR                         225,250.00      3          2,187.77
27     27        800277675   GASPERIN KATHY M                       59,800.00      1            632.43
27     27        800277931   BEAVER SHARON E                        34,200.00      1            306.47
27     27        800278087   TIMBS LEE KATHERYN                     43,200.00      1            423.69
27     27        800278111   GLOS JANET C                           40,800.00      1            335.65


                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800260812           220,929.92     85.0      08/01/99      11.500           260,000.00       Y
  800260895           121,500.00     90.0      10/01/99      10.500           135,000.00       Y
  800261406            92,000.00     80.0      03/01/98      11.750           115,000.00       Y
  800261968           144,000.00     80.0      09/01/99      10.750           180,000.00       Y
  800262180           157,250.00     85.0      09/01/99      11.750           185,000.00       Y
  800262701            85,500.00     90.0      03/01/98       8.875            95,000.00       Y
  800263105           134,349.40     80.0      08/01/99      10.750           168,000.00       Y
  800263550            62,968.19     90.0      03/01/98       9.375            70,000.00       Y
  800264087            55,986.83     80.0      09/01/99      12.875            70,000.00       Y
  800264194            55,350.00     90.0      03/01/98       9.625            61,500.00       Y
  800264343           176,310.00     90.0      03/01/98      10.375           195,900.00       Y
  800264525            51,500.00     70.5      03/01/98       8.625            73,000.00       Y
  800264970           165,000.00     72.6      09/01/99      10.000           227,000.00       Y
  800265043            38,000.00     58.4      09/01/99       9.750            65,000.00       Y
  800265530           108,000.00     80.0      09/01/99      10.625           135,000.00       Y
  800266132            85,500.00     90.0      10/01/99      10.000            95,000.00       Y
  800266512           177,300.00     90.0      09/01/99      10.375           197,000.00       Y
  800266660            72,000.00     80.0      10/01/99      10.000            90,000.00       Y
  800267320            44,625.00     85.0      10/01/99       9.625            52,500.00       Y
  800267536           104,936.39     67.7      08/01/99       8.500           155,000.00       Y
  800267908           188,937.63     90.0      08/01/99      11.625           210,000.00       Y
  800268245           232,050.00     84.7      03/01/98      10.375           273,950.00       Y
  800268500           129,846.96     83.8      09/01/99      10.375           154,900.00       Y
  800268583           153,000.00     90.0      09/01/99      10.250           170,000.00       Y
  800268948            47,600.00     79.3      09/01/99      11.500            60,000.00       Y
  800268971            85,959.88     76.1      09/01/99       9.750           113,000.00       Y
  800270522           123,523.50     75.0      12/01/97       8.500           165,000.00       Y
  800270563            96,000.00     80.0      03/01/98      10.875           120,000.00       N
  800270654           210,000.00     76.3      09/01/99       9.000           275,000.00       Y
  800270688            99,948.15     80.0      09/01/99       9.250           125,000.00       Y
  800270795            76,400.00     80.0      10/01/99       9.625            95,500.00       Y
  800271033           112,000.00     80.0      09/01/99       8.875           140,000.00       Y
  800271066           136,000.00     80.0      03/01/98      12.250           170,000.00       Y
  800271389            68,400.00     90.0      09/01/99      10.250            76,000.00       Y
  800271496           106,400.00     80.0      09/01/99      12.875           133,000.00       Y
  800271702            63,000.00     54.7      09/01/99      11.875           115,000.00       N
  800272403           117,000.00     90.0      09/01/99      10.500           130,000.00       Y
  800272452            49,500.00     90.0      09/01/99      10.250            55,000.00       Y
  800272684            76,500.00     85.0      10/01/99      10.875            90,000.00       Y
  800272767           434,000.00     70.0      09/01/99      10.500           620,000.00       N
  800273096           137,449.62     85.9      09/01/99      10.875           160,000.00       Y
  800273138            55,986.83     80.0      09/01/99      12.875            70,000.00       Y
  800273328            60,680.28     80.0      03/01/98       8.125            75,900.00       Y
  800273450           158,000.00     88.0      10/01/99      10.000           179,500.00       Y
  800273666           100,800.00     90.0      09/01/99       9.625           112,000.00       Y
  800273856           116,000.00     80.0      03/01/98      11.125           145,000.00       Y
  800274367            66,300.00     85.0      09/01/99      10.875            78,000.00       Y
  800274417            99,450.00     85.0      09/01/99      10.000           117,000.00       Y
  800274565            54,000.00     90.0      09/01/99      10.500            60,000.00       Y
  800275505            47,000.00     74.6      09/15/99      11.125            62,953.00       Y
  800275943            72,800.00     80.0      03/01/98      10.875            91,000.00       Y
  800276222           178,000.00     80.0      10/01/99      10.750           222,500.00       Y
  800276248           126,900.00     90.0      09/01/99       9.875           141,000.00       Y
  800276396           402,200.00     64.9      09/01/99       9.500           619,000.00       Y
  800276768            35,191.72     80.0      09/01/99      12.875            44,000.00       Y
  800276990            45,450.00     90.0      09/01/99      11.000            50,500.00       Y
  800277345           158,400.00     90.0      03/01/98       9.125           176,000.00       Y
  800277378           225,250.00     85.0      10/01/99      11.250           265,000.00       N
  800277675            59,800.00     65.0      09/01/99      12.375            92,000.00       Y
  800277931            34,200.00     90.0      10/01/99      10.250            38,000.00       Y
  800278087            43,200.00     90.0      09/01/99      11.375            48,000.00       Y
  800278111            40,800.00     85.0      09/01/99       9.250            48,000.00       Y

                                                                                          Page 7 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800278160   GREER MATTHEW J                       125,900.00      1          1,151.66
27     27        800278301   FOUGHT LOIS J                         145,000.00      1          1,408.33
27     27        800278335   FARRINGTON RICHARD C                  119,500.00      2            961.52
27     27        800278582   RANGER MAUREEN                        149,400.00      1          1,283.58
27     27        800278814   MOYE KELLY                             30,000.00      3            282.87
27     27        800279259   HELMETZI DANIEL H                      64,000.00      1            689.26
27     27        800280257   CORBY WILLIAM J                        56,800.00      1            467.28
27     27        800280604   OKOLOH THADDEUS                       144,000.00      3          1,426.02
27     27        800280810   ROSA MIGUEL A                          68,000.00      1            590.48
27     27        800280851   LUTA STEPHEN                          100,000.00      1            877.57
27     27        800281610   GRIFFITH JAMES EVERETT                 20,000.00      1            173.67
27     27        800281636   KIRSHENBAUM WARREN A                  233,750.00      1          1,986.85
27     27        800281917   MAGUIRE DONALD F                      198,900.00      1          2,103.50
27     27        800281990   GEBHARD KATHY                         104,000.00      1            980.61
27     27        800282451   CARSWELL NURECINE                     113,500.00      1          1,080.89
27     27        800283327   ELCOCK ESMOND E                       127,800.00      1          1,133.36
27     27        800283442   LOOSE CRAIG A                          77,400.00      1            693.58
27     27        800283772   LE GRYS ROSEMARIE                      65,000.00      1            511.35
27     27        800283798   CRAIG TIMOTHY L                       306,000.00      5          3,001.14
27     27        800283939   EVANS ANITA Y                         144,675.00      1          1,269.63
27     27        800284119   SORENSEN KIMBERLY A                    76,000.00      4            745.38
27     27        800285009   BARNA DWIGHT D.                       101,550.00      1            881.81
27     27        800285165   GUSTAVE PIERRE                        145,600.00      1          1,469.70
27     27        800285256   PEREZ DAVELVA                         153,000.00      3          1,471.52
27     27        800286270   JORDAN LOUIS                           39,200.00      1            336.79
27     27        800286759   EXNER JOHN K                          136,850.00      1          1,277.47
27     27        800286957   STEINER JOHN A                        372,000.00      1          3,026.72
27     27        800287377   SORHAINDO JACQUELINE                   95,600.00      1            830.14
27     27        800287682   ALOI JAMES                            106,250.00      1            991.82
27     27        800287831   SHAMY  JERROLYN                        70,000.00      5            601.41
27     27        800288441   JUDD KEVIN                            467,500.00      1          4,540.65
27     27        800288649   SMETANA GERARD J                       95,400.00      1            854.88
27     27        800288680   PRAETORIUS FRANCES M                   63,000.00      1            535.49
27     27        800288920   LORDS BETH C                          225,000.00      1          1,891.92
27     27        800289514   FULTON ANTHONY B                       80,750.00      1            753.79
27     27        800290710   FITZGERALD P JOHN                      63,900.00      7            632.80
27     27        800291361   TAYLOR SAMUEL E                       225,000.00      1          1,871.44
27     27        800291585   MOSTAFAVI MOKHTAR                     270,300.00      1          2,422.16
27     27        800291791   FORGE GWIENDLYN A                      66,600.00      1            572.20
27     27        800294068   CRUTE BRYAN E                         270,000.00      1          2,344.54
27     27        800294241   ROTHWELL RANDY E                       33,750.00      1            308.72
27     27        800294506   NGUYEN HAI VAN                        146,000.00      1          1,109.70
27     27        800294522   PEARLMAN MARLENE                       71,500.00      1            694.45
27     27        800294613   BOLDEN MARIA                           84,800.00      1            823.63
27     27        800294761   WEBB ANTHONY WADE                     136,000.00      1          1,206.08
27     27        800295784   VELAZQUEZ JOSEPH M                    140,000.00      1          1,215.69
27     27        800295867   ALLEN MAURICE N.                       53,900.00      7            617.14
27     27        800296600   ZALENSKI ROBERT E                     112,500.00      3            976.89
27     27        800296618   SANCHEZ MARCELINO D                    37,600.00      1            383.15
27     27        800297194   LEE WILLIAM H                         577,000.00      1          5,116.97
27     27        800297459   DENNING MARLIN PARLEY                  93,925.00      1            859.17
27     27        800297608   WYPYSZINSKI THOMAS A.                  93,500.00      4            890.42
27     27        800298184   SCHULTZ EDWARD                         92,000.00      1            715.57
27     27        800298259   ZAMUDIO BALTAZAR                       34,850.00      1            328.60
27     27        800298580   HOVENCAMP MICHAEL                      30,000.00      1            244.09
27     27        800299133   DONNELL BRANDON                        56,800.00      1            557.07
27     27        800299141   LITTAU JAMES J                        157,050.00      1          1,320.56
27     27        800299240   JOHNSON ELIZABETH                      74,000.00      1            663.11
27     27        800299380   FLEET DEZ R                           400,000.00      1          3,111.16
27     27        800300188   DORE ROGER J                           76,500.00      1            706.93
27     27        800300592   COSTANTINI DONNA                      168,500.00      1          1,401.50
27     27        800300832   BAIR CAROLYN S                        154,800.00      1          1,301.64

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800278160           125,900.00     89.9      09/01/99      10.500           139,900.00       Y
  800278301           145,000.00     78.3      03/01/98      11.250           185,000.00       Y
  800278335           119,500.00     69.8      09/01/99       9.000           171,000.00       Y
  800278582           149,400.00     90.0      04/01/98       9.750           166,000.00       Y
  800278814            30,000.00     61.2      10/01/99      10.875            49,000.00       N
  800279259            64,000.00     80.0      10/01/99      12.625            80,000.00       Y
  800280257            56,800.00     80.0      09/01/99       9.250            71,000.00       Y
  800280604           144,000.00     80.0      03/01/98      11.500           180,000.00       Y
  800280810            68,000.00     85.0      03/01/98       9.875            80,000.00       Y
  800280851            99,955.76     50.0      09/01/99      10.000           200,000.00       Y
  800281610            20,000.00     80.0      09/01/99       9.875            25,000.00       Y
  800281636           233,750.00     85.0      10/01/99       9.625           275,000.00       Y
  800281917           198,900.00     65.0      09/01/99      12.375           306,000.00       Y
  800281990           104,000.00     80.0      04/01/98      10.875           130,000.00       Y
  800282451           113,500.00     85.3      09/01/99      11.000           133,000.00       Y
  800283327           127,800.00     90.0      04/01/98      10.125           142,000.00       Y
  800283442            77,400.00     90.0      10/01/99      10.250            86,000.00       Y
  800283772            65,000.00     39.3      04/01/98       8.750           165,000.00       Y
  800283798           306,000.00     88.7      10/01/99      11.375           344,800.00       Y
  800283939           144,675.00     90.0      03/01/98      10.000           160,750.00       Y
  800284119            75,975.04     80.0      03/01/98      11.375            95,000.00       N
  800285009           101,550.00     61.1      10/01/99       9.875           166,000.00       Y
  800285165           145,555.97     80.0      08/01/99      11.750           182,000.00       Y
  800285256           153,000.00     90.0      09/01/99      11.125           170,000.00       Y
  800286270            39,181.71     70.0      09/01/99       9.750            56,000.00       Y
  800286759           136,850.00     85.0      10/01/99      10.750           161,000.00       Y
  800286957           372,000.00     80.0      03/01/98       9.125           465,000.00       Y
  800287377            95,600.00     84.6      10/01/99       9.875           113,000.00       Y
  800287682           106,250.00     85.0      10/01/99      10.750           125,000.00       Y
  800287831            70,000.00     70.0      09/01/99       9.750           100,000.00       N
  800288441           467,500.00     85.0      09/01/99      11.250           550,000.00       Y
  800288649            95,400.00     90.0      09/01/99      10.250           106,000.00       Y
  800288680            63,000.00     90.0      09/01/99       9.625            70,000.00       Y
  800288920           225,000.00     90.0      10/01/99       9.500           250,000.00       Y
  800289514            80,750.00     85.0      10/01/99      10.750            95,000.00       Y
  800290710            63,900.00     90.0      10/01/99      11.500            71,000.00       Y
  800291361           225,000.00     90.0      09/01/99       9.375           250,000.00       Y
  800291585           270,300.00     85.0      10/01/99      10.250           318,000.00       Y
  800291791            66,600.00     90.0      10/01/99       9.750            74,000.00       Y
  800294068           270,000.00     90.0      09/01/99       9.875           300,000.00       Y
  800294241            33,750.00     75.0      10/01/99      10.500            45,000.00       Y
  800294506           146,000.00     79.8      03/01/98       8.375           182,900.00       Y
  800294522            71,500.00     65.0      03/01/98      11.250           110,000.00       Y
  800294613            84,800.00     80.7      09/01/99      11.250           105,000.00       Y
  800294761           136,000.00     85.0      10/01/99      10.125           160,000.00       Y
  800295784           140,000.00     77.7      10/01/99       9.875           180,000.00       Y
  800295867            53,900.00     70.0      04/01/98      12.625            77,000.00       Y
  800296600           112,500.00     90.0      09/01/99       9.875           125,000.00       Y
  800296618            37,600.00     80.0      10/01/99      11.875            47,000.00       Y
  800297194           577,000.00     69.9      09/01/99      10.125           825,000.00       Y
  800297459            93,887.67     85.0      09/01/99      10.500           110,500.00       Y
  800297608            93,500.00     85.0      10/01/99      11.000           110,000.00       Y
  800298184            92,000.00     80.0      03/01/98       8.625           115,000.00       Y
  800298259            34,850.00     85.0      10/01/99      10.875            41,000.00       Y
  800298580            30,000.00     25.0      04/01/98       9.125           120,000.00       Y
  800299133            56,800.00     80.0      09/01/99      11.375            71,000.00       Y
  800299141           157,050.00     90.0      09/01/99       9.500           174,500.00       Y
  800299240            74,000.00     59.4      10/01/99      10.250           124,500.00       Y
  800299380           400,000.00     80.0      04/01/98       8.625           500,000.00       Y
  800300188            76,500.00     90.0      10/01/99      10.625            85,000.00       Y
  800300592           168,500.00     74.8      10/01/99       9.375           225,000.00       Y
  800300832           154,800.00     90.0      10/01/99       9.500           172,000.00       Y

                                                                                          Page 8 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     27        800301129   KERN JOHN                              64,600.00      1            652.08
27     27        800301384   MCALLISTER LORI A                     221,000.00      1          1,858.29
27     27        800301467   JOHNSON LARRY FLOYD                    83,700.00      1            703.79
27     27        800301798   NONTHAVETH DONNA S                     95,150.00      1            870.37
27     27        800302895   MELLER PHYLLIS A.                     120,377.00      1          1,157.76
27     27        800302937   VOELZ WAYNE K                         261,800.00      8          2,225.27
27     27        800303091   WOOD YOUNGER S                         55,250.00      1            505.39
27     27        800303323   MONS NATHANIEL                         98,100.00      1            815.95
27     27        800303711   ANDERSON ANTHONY JAMES                114,750.00      1          1,049.66
27     27        800304040   BAYLEY RUSSELL                         93,500.00      1            890.42
27     27        800304263   COLLIER MIKE                           25,000.00      6            251.71
27     27        800305245   CAMPBELL DAVID W                      142,850.00      1          1,240.44
27     27        800306490   KILLINO DOMINIC S                     110,500.00      3            959.52
27     27        800306839   SEALY ETHEL M                         107,100.00      1            920.15
27     27        800307068   GRIFFITH LOUIS                        119,850.00      1          1,198.31
27     27        800307563   LIVES PAUL A                           92,400.00      1            845.22
27     27        800308058   BROCKWELL LORELEI D                    36,000.00      1            315.93
27     27        800309080   CHRISTENSEN CODY H                    228,650.00      1          2,048.93
27     27        800309858   PENA  JESUS D                         153,000.00      1          1,272.58
27     27        800310963   SCHOUTEN TJITSKE                      101,150.00      1            869.03
27     27        800311292   MYERS VICTOR B                         93,500.00      1            846.56
27     27        800311540   KILIAN KURT                           102,000.00      1            942.58
27     27        800311912   OCASIO MANUEL                          83,300.00      3            785.43
27     27        800312530   MAMANE SAHABI                         137,250.00      3          1,204.47
27     27        800313470   WEST CHRISTINA M                       42,320.00      1            455.77
27     27        800313983   EXNER JOHN K                          101,500.00      1            835.02
27     27        800314387   LANGOLF ARTHUR D                       48,750.00      7            499.06
27     27        800315715   D'ANDREA ROBERT                        84,800.00      1            791.59
27     27        800317844   EURE ANNA MAY                          47,700.00      1            427.44
27     27        800317893   MCHUGH EDWARD                          86,700.00      1            752.86
27     27        800319543   LEITZELL JOANNE M                      59,850.00      7            530.76
27     27        800320475   COONEY MICHAEL T                       43,200.00      1            395.17
27     27        800320533   MAKELY PAUL T                         148,500.00      1          1,330.71
27     27        800321556   GRANT ROSEMARIE                       144,000.00      1          1,330.70
27     27        800321663   JACKSON KENNETH                        84,000.00      1            880.23
27     27        800321838   GERMANY GERALDINE                     154,000.00      1          1,380.00
27     27        800322380   SPINKS RANDALL C                       82,300.00      1            791.55
27     27        800324402   O'QUINN TONYA R                        44,910.00      1            394.12
27     27        800329054   MAIZNER DANIEL G                      189,000.00      8          1,658.61
27     27        800329062   RIVERO JULIE A                         84,575.00      8            781.56
27     27        800329377   PARVIN ARTHUR F                        99,450.00      1            909.71
27     27        800329872   MOHRING KERRY LEE                      86,000.00      8            676.56
27     27        800331175   NAHABETIAN DAVID W                     97,425.00      1            828.10
27     27        800332777   FREIMARK JOHN B                       131,325.00      1          1,225.89
27     27        800336133   CARTER BISHOP                         104,400.00      1            935.53
                 ------------------------------------------------------------           --------------
                        479  Sale Total                         56,320,665.00               517,600.80

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800301129            64,600.00     85.0      10/01/99      11.750            76,000.00       Y
  800301384           220,891.29     85.0      09/01/99       9.500           260,000.00       Y
  800301467            83,700.00     90.0      10/01/99       9.500            93,000.00       Y
  800301798            95,150.00     84.9      09/01/99      10.500           111,950.00       Y
  800302895           120,377.06     80.2      10/01/99      11.125           150,000.00       Y
  800302937           261,800.00     85.0      03/01/98       9.625           308,000.00       Y
  800303091            55,250.00     85.0      10/01/99      10.500            65,000.00       Y
  800303323            98,100.00     90.0      04/01/98       9.375           109,000.00       Y
  800303711           114,750.00     85.0      10/01/99      10.500           135,000.00       Y
  800304040            93,500.00     85.0      10/01/99      11.000           110,000.00       Y
  800304263            25,000.00     50.0      04/01/98       8.875            50,000.00       Y
  800305245           142,850.00     85.0      04/01/98       9.875           168,059.00       Y
  800306490           110,500.00     90.2      10/01/99       9.875           122,500.00       Y
  800306839           107,100.00     90.0      10/01/99       9.750           119,000.00       Y
  800307068           119,850.00     85.0      10/01/99      11.625           141,000.00       Y
  800307563            92,400.00     80.0      10/01/99      10.500           115,500.00       Y
  800308058            36,000.00     90.0      10/01/99      10.000            40,000.00       Y
  800309080           228,650.00     85.0      10/01/99      10.250           269,000.00       Y
  800309858           153,000.00     85.0      04/01/98       9.375           180,000.00       Y
  800310963           101,150.00     85.0      10/01/99       9.750           119,000.00       Y
  800311292            93,500.00     85.0      10/01/99      10.375           110,000.00       Y
  800311540           102,000.00     85.0      10/01/99      10.625           120,000.00       Y
  800311912            83,300.00     85.0      10/01/99      10.875            98,000.00       N
  800312530           137,250.00     90.0      10/01/99      10.000           152,500.00       Y
  800313470            42,320.00     80.9      10/01/99      12.625            52,250.00       Y
  800313983           101,500.00     70.0      10/01/99       9.250           145,000.00       N
  800314387            48,750.00     75.0      10/01/99      10.875            65,000.00       Y
  800315715            84,800.00     80.0      10/01/99      10.750           106,000.00       Y
  800317844            47,700.00     90.0      10/01/99      10.250            53,000.00       Y
  800317893            86,700.00     85.0      04/01/98       9.875           102,000.00       Y
  800319543            59,850.00     90.0      04/01/98      10.125            66,500.00       Y
  800320475            43,200.00     84.8      10/01/99      10.500            50,900.00       Y
  800320533           148,500.00     90.0      10/01/99      10.250           165,000.00       Y
  800321556           144,000.00     80.0      10/01/99      10.625           180,000.00       Y
  800321663            84,000.00     80.0      10/01/99      12.250           105,000.00       Y
  800321838           154,000.00     86.5      10/01/99      10.250           178,000.00       Y
  800322380            82,300.00     76.9      10/01/99      11.125           107,000.00       Y
  800324402            44,910.00     90.0      10/01/99      10.000            49,900.00       Y
  800329054           189,000.00     90.0      10/01/99      10.000           210,000.00       Y
  800329062            84,575.00     85.0      10/01/99      10.625            99,500.00       Y
  800329377            99,450.00     85.0      10/01/99      10.500           117,000.00       Y
  800329872            86,000.00     75.1      10/01/99       8.750           114,500.00       Y
  800331175            97,425.00     90.0      10/01/99       9.625           108,250.00       Y
  800332777           131,325.00     85.0      10/01/99      10.750           154,500.00       Y
  800336133           104,400.00     90.0      10/01/99      10.250           116,000.00       Y
  ---------------------------------------                    ---------------------------
        479        56,305,514.28     81.8                    10.536        69,871,635.00

                                                                                          Page 9 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
33     33        800222036   TOKHCHUKOVA SOFIYA S                  116,000.00      1          1,093.75
33     33        800229569   ARTZ, TIMOTHY LANE                     65,000.00      1            625.16
33     33        800234783   HERNANDEZ GILBERT R                   183,250.00      1          1,474.47
33     33        800291155   RILEY FRANCES M.                       84,500.00      1            757.21
33     33        800306102   MAJOR MARY KAY                         90,000.00      1            840.13
33     33        800337958   CONNER FRED E                          81,716.00      1            840.54
                 ------------------------------------------------------------           --------------
                         6   Sale Total                            620,466.00                 5,631.26


                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800222036           116,000.00     80.2      04/01/98      10.875           144,500.00       Y
  800229569            64,977.44     75.5      02/01/98      11.125            86,000.00       Y
  800234783           183,149.91     77.6      08/01/99       9.000           236,000.00       Y
  800291155            84,500.00     65.0      09/01/99      10.250           130,000.00       Y
  800306102            90,000.00     75.0      10/01/99      10.750           120,000.00       Y
  800337958            81,716.00     65.9      10/01/99      12.000           124,000.00       Y
  ---------------------------------------                    ---------------------------
          6           620,343.35     74.2                    10.393           840,500.00

                                                                                         Page 10 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     SB565     106130340   AL-MUSAWI HAKIM                        58,500.00      1            540.19
27     SB565     106134658   CATALDO GINA M                         53,000.00      1            565.65
27     SB565     106138648   KIDD QUINCE E                          55,250.00      1            520.95
27     SB565     106143876   MARTINEZ SANDRA A                      36,000.00      1            373.77
27     SB565     106145654   DYSON MICHAEL                         111,600.00      1            948.59
27     SB565     106145838   HARLEY ZANE                            43,400.00      1            349.21
27     SB565     106145961   LINSENMEYER TIMOTHY A                 186,700.00      1          1,655.70
27     SB565     106146735   EASTER STEVEN L SR                    112,000.00      1          1,228.02
27     SB565     106147700   KELM THELMA S                          96,500.00      1            837.96
27     SB565     106148687   RAMIREZ AURELIA G                      51,500.00      1            589.89
27     SB565     106148720   SCHWERTFEGER LARRY L                   51,000.00      1            428.84
27     SB565     106148762   LAPORTE WALTER C                       69,000.00      1            631.17
27     SB565     106148835   NEWILL JERRY L                        142,000.00      1          1,365.73
27     SB565     106149010   WILSON JEFFREY M                       42,400.00      1            464.89
27     SB565     106149126   ORR JULIA A                            93,500.00      1            794.75
27     SB565     106149482   REDDAWAY MARK H                       105,000.00      1            854.31
27     SB565     106149584   WALKER KENNETH W                       40,000.00      1            311.12
27     SB565     106149832   WILSON TAWANDA                         90,900.00      1            874.26
27     SB565     106149939   LEWANDOWSKI ROBERT                     98,000.00      1            850.98
27     SB565     106149951   MORGAN MICHAEL E                      113,400.00      1          1,016.18
27     SB565     106150201   SAX SCOTT J                           191,200.00      1          1,487.14
27     SB565     106150406   FERRELL JAMES D                        82,400.00      1            911.51
27     SB565     106150460   CALDWELL WILLIAM                      107,000.00      1          1,100.62
27     SB565     106150507   OLSON DENNIS A                         45,000.00      1            390.76
27     SB565     106150558   JONES MICHAEL                         309,400.00      1          2,461.73
27     SB565     106150664   WALLACE JEFFREY A                      77,000.00      1            633.46
27     SB565     106150758   GOIKE DIANE M                          71,600.00      1            608.59
27     SB565     106150760   ETHRIDGE BENNIE J                     202,300.00      1          1,719.53
27     SB565     106151104   TAYLOR EDWARD H                        66,600.00      1            584.46
27     SB565     106151121   BURNS ANDREW M                         61,200.00      1            588.61
27     SB565     106151146   CHARLOFF GAIL                          54,600.00      1            494.36
27     SB565     106151263   BLACKBURN EDWARD S                     98,000.00      1          1,008.04
27     SB565     106151341   RAGGAD MARIOARA                       112,500.00      1            956.24
27     SB565     106151456   THOMAS BRANDON M                       80,452.00      1            676.48
27     SB565     106151468   KARANASOS SHERI L                     112,400.00      1          1,007.22
27     SB565     106151471   THURMOND JAMES D                      147,900.00      1          1,311.61
27     SB565     106151610   MCCAFFREY MARY G                      222,700.00      8          1,634.10
27     SB565     106151678   BERTOCK GLORIA S                       82,000.00      1            696.99
27     SB565     106151682   FLONNERY CORDILIA                      39,200.00      1            429.80
27     SB565     106151683   COPE WARREN                            55,800.00      1            500.02
27     SB565     106151687   ALVIS JASON D                         120,000.00      1          1,053.09
27     SB565     106151788   HONG TUAN                             118,100.00      1          1,135.86
27     SB565     106151904   DEDIC EDIBA                            39,500.00      4            339.37
27     SB565     106151948   MCINTOSH PENNY L                       50,400.00      1            582.25
27     SB565     106151954   TULKAN PAMELA J                        59,400.00      1            526.77
27     SB565     106152014   LIPTAK GEORGE L                        96,300.00      3            880.89
27     SB565     106152027   JOHNSON MARK D                         57,000.00      1            516.08
27     SB565     106152199   WINTERS WILLIAM S                     169,500.00      1          1,582.25
27     SB565     106152218   RESENDIZ JOSEFINA                     101,200.00      3            869.46
27     SB565     106152246   MINOR PAM A                            62,400.00      1            684.18
27     SB565     106152284   SINGH MACHELLE L                       80,000.00      1            807.53
27     SB565     106152335   CANTRUP DIETER                        137,700.00      1          1,170.44
27     SB565     106152352   CHAU TIN S                            165,980.00      8          1,549.39
27     SB565     106152368   SATTERWHITE ALLISON                    64,000.00      1            615.54
27     SB565     106152385   FALSTREAU RICHARD G                   526,500.00      1          4,475.19
27     SB565     106152400   REYES RUBEN                           105,600.00      1            956.11
27     SB565     106152430   CRAIGIE LESLIE A                      304,000.00      1          2,310.62
27     SB565     106152432   DEAN GLENN E                          105,300.00      1          1,022.74
27     SB565     106152438   STERN WILLIAM O                       210,000.00      1          1,862.33
27     SB565     106152501   ALLEN BARBARA A                        36,400.00      1            346.65
27     SB565     106152511   WILLIAMS FRED L                       159,300.00      1          1,383.28
27     SB565     106152515   STARK DALE E                          123,960.00      8          1,251.26


                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  106130340            58,189.98     90.0      11/01/97      10.625            65,000.00       Y
  106134658            52,902.00     79.1      02/01/99      12.500            67,000.00       Y
  106138648            55,125.73     85.0      03/01/99      10.875            65,000.00       Y
  106143876            35,979.86     80.0      01/01/98      12.125            45,000.00       Y
  106145654           111,492.64     90.0      01/01/98       9.625           124,000.00       Y
  106145838            43,304.08     70.0      05/01/99       9.000            62,000.00       Y
  106145961           186,700.00     82.2      03/01/98      10.125           227,000.00       Y
  106146735           111,947.02     72.2      08/01/99      12.875           155,000.00       Y
  106147700            96,367.37     78.4      07/01/99       9.875           123,000.00       Y
  106148687            51,500.00     73.5      09/01/99      13.500            70,000.00       Y
  106148720            51,000.00     75.0      09/01/99       9.500            68,000.00       Y
  106148762            69,000.00     68.6      09/01/99      10.500           100,500.00       N
  106148835           141,901.00     57.9      08/01/99      11.125           245,000.00       Y
  106149010            42,400.00     80.0      09/01/99      12.875            53,000.00       Y
  106149126            93,455.21     85.0      09/01/99       9.625           110,000.00       Y
  106149482           104,944.13     67.5      09/01/99       9.125           155,500.00       Y
  106149584            39,976.38     80.0      08/01/99       8.625            50,000.00       Y
  106149832            90,900.00     77.6      09/01/99      11.125           117,000.00       Y
  106149939            98,000.00     67.5      09/01/99       9.875           145,000.00       Y
  106149951           113,400.00     90.0      09/01/99      10.250           126,000.00       Y
  106150201           191,200.00     80.0      03/01/98       8.625           239,000.00       Y
  106150406            82,374.72     84.9      08/01/99      13.000            97,000.00       Y
  106150460           107,000.00     72.7      09/01/99      12.000           147,000.00       Y
  106150507            45,000.00     84.9      03/01/98       9.875            53,000.00       Y
  106150558           309,226.54     89.9      02/01/98       8.875           343,805.00       Y
  106150664            77,000.00     70.0      10/01/99       9.250           110,000.00       Y
  106150758            71,565.70     79.1      02/01/98       9.625            90,500.00       Y
  106150760           202,300.00     85.0      09/01/99       9.625           238,000.00       Y
  106151104            66,600.00     90.0      09/01/99      10.000            74,000.00       Y
  106151121            61,200.00     83.8      09/01/99      11.125            73,000.00       Y
  106151146            54,600.00     70.0      09/01/99      10.375            78,000.00       Y
  106151263            98,000.00     80.0      09/01/99      12.000           122,500.00       Y
  106151341           112,500.00     90.0      09/01/99       9.625           125,000.00       Y
  106151456            80,412.43     84.9      03/01/98       9.500            94,650.00       Y
  106151468           112,352.86     89.9      08/01/99      10.250           124,900.00       Y
  106151471           147,900.00     85.0      03/01/98      10.125           174,000.00       Y
  106151610           222,700.00     85.0      03/01/98       8.000           262,000.00       Y
  106151678            82,000.00     50.0      03/01/98       9.625           164,000.00       Y
  106151682            39,191.58     80.0      09/01/99      12.875            49,000.00       Y
  106151683            55,800.00     90.0      10/01/99      10.250            62,000.00       Y
  106151687           120,000.00     80.0      09/01/99      10.000           150,000.00       Y
  106151788           118,100.00     84.9      03/01/98      11.125           139,000.00       Y
  106151904            39,500.00     84.9      09/01/99       9.750            46,500.00       Y
  106151948            50,400.00     80.0      09/01/99      13.625            63,000.00       Y
  106151954            59,400.00     84.8      09/01/99      10.125            70,000.00       Y
  106152014            96,300.00     90.0      09/01/99      10.500           107,000.00       Y
  106152027            57,000.00     75.0      09/01/99      10.375            76,000.00       Y
  106152199           169,500.00     84.9      10/01/99      10.750           199,500.00       Y
  106152218           101,200.00     72.2      03/01/98       9.750           140,000.00       Y
  106152246            62,400.00     80.0      09/01/99      12.875            78,000.00       Y
  106152284            80,000.00     80.0      09/01/99      11.750           100,000.00       Y
  106152335           137,634.03     51.0      10/01/99       9.625           270,000.00       Y
  106152352           165,980.00     84.9      09/01/99      10.750           195,278.00       Y
  106152368            64,000.00     80.0      03/01/98      11.125            80,000.00       Y
  106152385           526,500.00     65.0      09/01/99       9.625           810,000.00       Y
  106152400           105,600.00     84.8      03/01/98      10.375           124,500.00       Y
  106152430           303,811.05     76.1      02/01/98       8.375           399,000.00       Y
  106152432           105,300.00     84.5      09/01/99      11.250           124,500.00       Y
  106152438           210,000.00     56.0      09/01/99      10.125           375,000.00       Y
  106152501            36,387.02     70.0      08/01/99      11.000            52,000.00       Y
  106152511           159,300.00     89.7      09/01/99       9.875           177,500.00       Y
  106152515           123,960.00     80.0      09/01/99      11.750           154,950.00       Y

                                                                                         Page 11 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     SB565     106152528   GROFF GARY L                           97,700.00      1            848.38
27     SB565     106152532   KRASINSKA BOGUMILA                    194,400.00      1          1,616.92
27     SB565     106152546   ANTHONY ROBBIE M                       85,500.00      1            782.10
27     SB565     106152563   HARRIS TOMMY G                        198,000.00      1          1,575.38
27     SB565     106152565   JOHNSON BRUCE M                       430,950.00      1          3,428.84
27     SB565     106152571   HILTE ERNEST                          190,825.00      8          1,657.03
27     SB565     106152602   DUONG SCOTT Q                         204,000.00      1          1,623.12
27     SB565     106152645   JAMES ARTHUR S                         58,500.00      1            444.64
27     SB565     106152683   COUCH DEBRA L                          94,500.00      1            864.43
27     SB565     106152685   KOZLOWSKI RICHARD A                   136,000.00      1          1,412.02
27     SB565     106152692   HORNBACK MELINDA J                     62,300.00      1            670.95
27     SB565     106152703   MAHONEY DARAN L                        54,000.00      6            609.53
27     SB565     106152705   TENNEY MICHAEL A                      137,700.00      1          1,233.93
27     SB565     106152722   OTT DAWN MARIE                        201,000.00      1          1,726.90
27     SB565     106152723   KOEBERLE JEFFREY J                    140,000.00      8          1,177.20
27     SB565     106152729   BEKINS WARD J                         214,600.00      8          1,923.03
27     SB565     106152764   PHILLIPS PAUL                         448,500.00      1          4,271.17
27     SB565     106152770   KUETHER MARK W                         86,600.00      1            792.16
27     SB565     106152794   FLINT WAYNE A                         125,100.00      1            995.35
27     SB565     106152810   ALVARADO JOHN E                       168,800.00      1          1,481.35
27     SB565     106152843   PIOLI MICHAEL E                       140,000.00      1          1,507.75
27     SB565     106152845   ATKINS RICK                            86,000.00      1            699.72
27     SB565     106152906   GIBBS OLA                              90,000.00      3            716.08
27     SB565     106152934   QURESHI WAQAR                         128,200.00      1          1,355.80
27     SB565     106152938   DIAZ MANUEL JR                        126,000.00      1          1,176.19
27     SB565     106152982   HUFFMAN SCOTT C                       154,960.00      8          1,302.99
27     SB565     106153042   GHANAYEM JAMAL                         27,500.00      5            261.89
27     SB565     106153067   YOM BONG J                            136,000.00      1          1,244.05
27     SB565     106153069   LEHNHARDT RICHARD C                   117,000.00      1          1,005.21
27     SB565     106153124   TORALES JOSE A                        199,750.00      1          1,902.27
27     SB565     106153158   BUTLER TODD B                         112,800.00      1          1,095.58
27     SB565     106153176   CHEEK SUSIE                           108,000.00      1            888.49
27     SB565     106153183   BARTEL KATHRYN S                      232,000.00      1          2,386.38
27     SB565     106153228   STANKER KENNETH A                     103,200.00      1            973.06
27     SB565     106153246   NEAL BRIDGETT                          48,500.00      1            503.55
27     SB565     106153258   SZYCH PAUL                            112,500.00      3            895.10
27     SB565     106153264   BARKER HAROLD P                        67,200.00      1            736.81
27     SB565     106153309   PERRINO GREGORY A                     291,450.00      8          3,054.10
27     SB565     106153310   MILLER JAMES K                        135,298.00      8          1,262.98
27     SB565     106153353   CHOI HYE SUN                           48,400.00      1            470.09
27     SB565     106153354   MARSHALL JAMES R                       90,800.00      1            805.24
27     SB565     106153368   STROMAN ROBERT                         92,300.00      1            896.47
27     SB565     106153493   THURIN JOHN P                         300,000.00      1          2,605.05
27     SB565     106153591   THOMAS ANTHONY T                       35,200.00      1            385.95
27     SB565     106153643   ROSLONSKI DANIEL                      107,000.00      1            832.24
27     SB565     106153693   D'ANDREA WALTER                        79,400.00      1            726.30
27     SB565     106153748   DALALY MICHAEL P                      101,200.00      1            992.53
27     SB565     106153751   MANTOOTH ROBERT W                      67,200.00      1            571.19
27     SB565     106153879   LOUCKS JAMES A                         56,200.00      1            482.84
27     SB565     106153961   HOFFEDITZ GARY A                       80,000.00      1            861.57
27     SB565     106154025   KNOX VENA MARIE                        40,800.00      1            388.55
27     SB565     106154043   LONG GRETCHEN B                        58,500.00      1            524.22
27     SB565     106154091   ZIELINSKI MICHAEL J                   119,200.00      1          1,157.74
27     SB565     106154439   BOUCHARD CATHERINE L                  242,100.00      1          2,191.99
                 ------------------------------------------------------------           --------------
                        116  Sale Total                         14,025,075.00               126,319.11

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  106152528            97,700.00     84.9      04/01/98       9.875           115,000.00       Y
  106152532           194,301.83     90.0      03/01/98       9.375           216,000.00       Y
  106152546            85,500.00     90.0      09/01/99      10.500            95,000.00       Y
  106152563           198,000.00     90.0      03/01/98       8.875           220,000.00       Y
  106152565           430,950.00     85.0      09/01/99       8.875           507,000.00       Y
  106152571           190,825.00     85.0      03/01/98       9.875           224,500.00       Y
  106152602           203,885.63     78.4      03/01/98       8.875           260,000.00       Y
  106152645            58,500.00     90.0      03/01/98       8.375            65,000.00       Y
  106152683            94,500.00     90.0      09/01/99      10.500           105,000.00       Y
  106152685           136,000.00     80.0      09/01/99      12.125           170,000.00       Y
  106152692            62,300.00     77.8      09/01/99      12.625            80,000.00       Y
  106152703            54,000.00     79.4      03/01/98      10.875            68,000.00       Y
  106152705           137,700.00     88.8      09/01/99      10.250           155,000.00       Y
  106152722           200,906.23     69.3      09/01/99       9.750           290,000.00       Y
  106152723           140,000.00     57.8      09/01/99       9.500           242,000.00       Y
  106152729           214,600.00     89.4      09/01/99      10.250           239,950.00       Y
  106152764           448,340.08     65.0      03/01/98      11.000           690,000.00       Y
  106152770            86,600.00     89.2      09/01/99      10.500            97,000.00       Y
  106152794           125,029.87     90.0      03/01/98       8.875           139,000.00       Y
  106152810           168,725.32     80.0      09/01/99      10.000           211,000.00       Y
  106152843           140,000.00     79.5      09/01/99      12.625           176,000.00       Y
  106152845            86,000.00     83.9      03/01/98       9.125           102,500.00       Y
  106152906            90,000.00     75.0      09/01/99       8.875           120,000.00       N
  106152934           128,200.00     74.9      09/01/99      12.375           171,000.00       Y
  106152938           126,000.00     90.0      09/01/99      10.750           140,000.00       Y
  106152982           154,960.00     80.0      09/01/99       9.500           193,700.00       Y
  106153042            27,500.00     11.8      03/01/98      11.000           232,000.00       Y
  106153067           136,000.00     85.0      09/01/99      10.500           160,000.00       Y
  106153069           116,945.42     90.0      09/01/99       9.750           130,000.00       Y
  106153124           199,750.00     85.0      09/01/99      11.000           235,000.00       Y
  106153158           112,800.00     80.0      04/01/98      11.250           141,000.00       Y
  106153176           108,000.00     80.0      09/01/99       9.250           135,000.00       Y
  106153183           232,000.00     80.0      10/01/99      12.000           290,000.00       Y
  106153228           103,200.00     80.0      03/01/98      10.875           129,000.00       Y
  106153246            48,500.00     64.6      09/01/99      12.125            75,000.00       Y
  106153258           112,500.00     90.0      03/01/98       8.875           125,000.00       Y
  106153264            67,200.00     80.0      09/01/99      12.875            84,000.00       Y
  106153309           291,450.00     74.4      09/01/99      12.250           391,450.00       Y
  106153310           135,298.00     84.5      10/01/99      10.750           160,000.00       Y
  106153353            48,383.66     84.9      09/01/99      11.250            57,000.00       Y
  106153354            90,800.00     84.9      03/01/98      10.125           106,900.00       Y
  106153368            92,300.00     76.9      03/01/98      11.250           120,000.00       Y
  106153493           299,863.70     80.0      03/01/98       9.875           375,000.00       Y
  106153591            35,200.00     80.0      09/01/99      12.875            44,000.00       Y
  106153643           106,936.82     53.5      03/01/98       8.625           200,000.00       Y
  106153693            79,400.00     89.9      09/01/99      10.500            88,300.00       Y
  106153748           101,200.00     74.9      10/01/99      11.375           135,000.00       Y
  106153751            67,200.00     80.0      03/01/98       9.625            84,000.00       Y
  106153879            56,200.00     74.9      03/01/98       9.750            75,000.00       Y
  106153961            80,000.00     80.0      10/01/99      12.625           100,000.00       Y
  106154025            40,785.45     85.0      09/01/99      11.000            48,000.00       Y
  106154043            58,500.00     90.0      10/01/99      10.250            65,000.00       Y
  106154091           119,200.00     65.8      04/01/98      11.250           181,000.00       Y
  106154439           242,100.00     90.0      10/01/99      10.375           269,000.00       Y
  ---------------------------------------                    ---------------------------
        116        14,022,418.34     79.3                    10.286        18,154,383.00

                                                                                         Page 12 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
27     SB568     106118568   ALVARADO NORMA                        157,500.00      1          1,452.33
27     SB568     106122236   MARUNGO BASELISA                      126,000.00      3          1,258.51
27     SB568     106126341   PRISCO STEPHEN                        138,600.00      1          1,371.10
27     SB568     106128680   ST FLEUR MARIE                         91,184.00      1            858.47
27     SB568     106131717   SELLMAN JON CHADWICK                  135,000.00      1          1,207.35
27     SB568     106140369   MARKOS LINDA                           46,800.00      1            423.30
27     SB568     106147719   MARSH RHONDA K                         64,300.00      1            588.18
27     SB568     106150032   TRONGALE ELAINE M                      75,600.00      1            621.94
27     SB568     106150260   MCPHAIL KEVIN                         165,000.00      1          1,463.26
27     SB568     106150335   HAGERMAN JERALD L                      32,000.00      1            329.16
27     SB568     106150347   RUSTENBURG ROBERT                     139,500.00      1          1,211.35
27     SB568     106150509   HARRIS CLAUDE B                       178,600.00      1          1,684.00
27     SB568     106150670   MUHAMMAD-ALI MAHMOUD A                 20,000.00      1            219.29
27     SB568     106151136   DRAPER ANITA LEE                       90,525.00      1            862.09
27     SB568     106151220   JOHNSON ORA MAE                        62,000.00      1            631.78
27     SB568     106151690   ANDREWS JOHNNIE                        37,800.00      1            338.73
27     SB568     106151706   AGUILAR MAXINE                         44,100.00      1            411.67
27     SB568     106151852   HARLOS WAYNE R                        128,080.00      1          1,183.58
27     SB568     106151858   LEWIS STEVEN                          178,950.00      1          1,488.42
27     SB568     106151956   LIGGETT-CROS PATRICIA A                76,000.00      1            659.95
27     SB568     106151984   YARN EVELYN W                          80,700.00      1            806.87
27     SB568     106152121   DUNCAN ELI                             19,600.00      1            175.64
27     SB568     106152206   DRUMMER LAMAR                          61,700.00      1            676.50
27     SB568     106152476   CEPHERS DALE A                        441,000.00      1          3,628.00
27     SB568     106152581   SCOTT JEAN N                          324,600.00      1          3,030.08
27     SB568     106152741   THOMPSON DIANE R                       93,500.00      1            794.74
27     SB568     106152844   STILLEY ROBERT M                       80,000.00      1            739.28
27     SB568     106152946   THOMAS EMMANUEL J                      44,800.00      1            482.48
27     SB568     106152958   AKINS JOEANN                           56,000.00      1            501.82
27     SB568     106153030   DUNKER ALMA A                         150,000.00      1          1,316.36
27     SB568     106153051   LEWIS CLAUDIA G                        32,700.00      1            326.95
27     SB568     106153138   MCNEAL JANICE                          86,700.00      1            628.64
27     SB568     106153150   HOERT DANIEL L                         77,000.00      1            740.57
27     SB568     106153247   BAUMBICK LINDA                         83,000.00      1            705.49
27     SB568     106153305   VARGAS MARIA                           52,700.00      4            521.88
27     SB568     106153312   ZIEGLER DORA L                        112,200.00      1            882.68
27     SB568     106153349   HORNSBY BARTHOLOME A                  159,200.00      1          1,367.77
27     SB568     106153397   D'AIELLO FRANK J III                   68,000.00      1            609.35
27     SB568     106153491   STRUBE MICHAEL F                       69,700.00      1            592.44
27     SB568     106153562   WALLS MICHAEL C                       106,200.00      3            951.66
27     SB568     106153632   THOMAS DARRYL                          36,400.00      1            309.40
27     SB568     106153699   GORDON CHRISTOPHE W                    31,800.00      1            302.84
27     SB568     106153747   SHARP DERRICK                         180,000.00      4          1,646.53
27     SB568     106153764   MCNAUGHTON TORI MC                     43,200.00      1            391.14
27     SB568     106153807   LEE JOONKI                            212,400.00      1          1,844.37
27     SB568     106153815   PRIEBE DOROTHY L                       44,800.00      1            368.56
27     SB568     106153930   BERGIN JOSEPH M JR                    408,000.00      1          2,748.77
27     SB568     106154020   STEWART RODNEY                         36,700.00      3            295.30
27     SB568     106154127   GAJEWSKI JEANETTE M                    95,500.00      1            734.31
27     SB568     106154175   HUBBARD GEORGE M                      110,000.00      1            845.80
27     SB568     106154220   SWENINGSON THOMAS J                   126,300.00      1          1,155.32
27     SB568     106154227   SPROWL FRANK                          189,000.00      1          1,962.28
27     SB568     106154335   WATTS JACQUELINE                       52,400.00      1            538.99
27     SB568     106154345   GERSCH RONALD                         116,000.00      1          1,071.95
27     SB568     106154425   VELA ELOISA                           156,000.00      4          1,369.01
27     SB568     106154442   STOCK MATTHEW E                       144,000.00      1          1,120.02
27     SB568     106154507   JELKS ANTHONY                         134,000.00      1          1,443.14
27     SB568     106154592   ELSOUSOU ANIS                         211,900.00      1          1,997.98
27     SB568     106154673   WOLF MARC                              56,700.00      1            430.96
27     SB568     106154930   SASSIN NADIA                           69,300.00      1            627.45
                 ------------------------------------------------------------           --------------
                         60  Sale Total                          6,641,239.00                58,947.78
                        661  Total with Superior                77,607,445.00               708,498.95

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  106118568           156,328.12     90.0      02/01/98      10.625           175,000.00       Y
  106122236           125,331.64     90.0      02/01/98      11.625           140,000.00       Y
  106126341           137,944.03     90.0      04/01/98      11.500           154,000.00       Y
  106128680            90,662.49     80.0      04/01/98      10.875           113,980.00       Y
  106131717           133,688.42     62.2      11/01/97      10.250           217,000.00       Y
  106140369            46,615.42     82.1      02/01/98      10.375            57,000.00       Y
  106147719            64,222.67     89.3      07/01/99      10.500            72,000.00       Y
  106150032            75,560.81     84.9      08/01/99       9.250            89,000.00       Y
  106150260           165,000.00     60.2      03/01/98      10.125           274,000.00       Y
  106150335            32,000.00     49.2      10/01/99      12.000            65,000.00       Y
  106150347           139,436.62     87.1      09/01/99       9.875           160,000.00       Y
  106150509           178,534.56     90.2      08/01/99      10.875           198,000.00       Y
  106150670            19,995.29     80.0      09/01/99      12.875            25,000.00       Y
  106151136            90,525.00     85.0      03/01/98      11.000           106,500.00       Y
  106151220            62,000.00     56.3      09/01/99      11.875           110,000.00       Y
  106151690            37,800.00     90.0      10/01/99      10.250            42,000.00       Y
  106151706            44,100.00     70.0      10/01/99      10.750            63,000.00       Y
  106151852           128,080.00     79.7      04/01/98      10.625           160,550.00       Y
  106151858           178,950.00     87.2      03/01/98       9.375           205,000.00       Y
  106151956            76,000.00     80.0      10/01/99       9.875            95,000.00       Y
  106151984            80,700.00     84.9      10/01/99      11.625            95,000.00       Y
  106152121            19,600.00     85.2      10/01/99      10.250            23,000.00       Y
  106152206            61,700.00     64.9      10/01/99      12.875            95,000.00       Y
  106152476           441,000.00     70.0      09/01/99       9.250           630,000.00       Y
  106152581           324,600.00     77.2      10/01/99      10.750           420,000.00       Y
  106152741            93,500.00     85.0      03/01/98       9.625           110,000.00       Y
  106152844            80,000.00     40.0      10/01/99      10.625           200,000.00       Y
  106152946            44,800.00     73.4      10/01/99      12.625            61,000.00       Y
  106152958            56,000.00     57.1      10/01/99      10.250            98,000.00       Y
  106153030           150,000.00     69.7      04/01/98      10.000           215,000.00       Y
  106153051            32,700.00     64.8      10/01/99      11.625            50,400.00       Y
  106153138            86,700.00     85.0      04/01/98       7.875           102,000.00       Y
  106153150            77,000.00     66.9      10/01/99      11.125           115,000.00       Y
  106153247            83,000.00     70.9      10/01/99       9.625           117,000.00       Y
  106153305            52,700.00     85.0      10/01/99      11.500            62,000.00       Y
  106153312           112,200.00     85.0      10/01/99       8.750           132,000.00       Y
  106153349           159,200.00     80.0      09/01/99       9.750           199,000.00       Y
  106153397            68,000.00     75.5      04/01/98      10.250            90,000.00       Y
  106153491            69,700.00     85.0      04/01/98       9.625            82,000.00       Y
  106153562           106,200.00     90.0      10/01/99      10.250           118,000.00       Y
  106153632            36,400.00     70.0      10/01/99       9.625            52,000.00       N
  106153699            31,800.00     79.5      10/01/99      11.000            40,000.00       Y
  106153747           180,000.00     75.0      10/01/99      10.500           240,000.00       Y
  106153764            43,200.00     90.0      10/01/99      10.375            48,000.00       Y
  106153807           212,400.00     90.0      10/01/99       9.875           236,000.00       Y
  106153815            44,800.00     64.0      04/01/98       9.250            70,000.00       Y
  106153930           408,000.00     85.0      03/01/98       7.125           480,000.00       Y
  106154020            36,700.00     74.8      10/01/99       9.000            49,000.00       Y
  106154127            95,500.00     68.2      10/01/99       8.500           140,000.00       Y
  106154175           110,000.00     60.2      04/01/98       8.500           182,500.00       Y
  106154220           126,300.00     69.9      10/01/99      10.500           180,500.00       Y
  106154227           189,000.00     70.0      10/01/99      12.125           270,000.00       Y
  106154335            52,400.00     80.0      10/01/99      12.000            65,500.00       Y
  106154345           116,000.00     80.0      04/01/98      10.625           145,000.00       Y
  106154425           156,000.00     60.0      04/01/98      10.000           260,000.00       N
  106154442           144,000.00     58.7      04/01/98       8.625           245,000.00       Y
  106154507           134,000.00     79.9      10/01/99      12.625           167,600.00       Y
  106154592           211,900.00     84.9      04/01/98      10.875           249,297.00       Y
  106154673            56,700.00     70.0      10/01/99       8.375            81,000.00       N
  106154930            69,300.00     88.8      10/01/99      10.375            78,000.00       Y
  ---------------------------------------                    ---------------------------
         60         6,636,475.07     77.1                    10.117         8,815,827.00
        661        77,584,751.04     80.9                    10.454        97,682,345.00

                                                                                         Page 13 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
23     BS33      106146264   MARLOW ROSS J                          49,600.00      1            510.19
23     BS33      106146289   CURTIS PAUL W                         146,000.00      1          1,431.92
23     BS33      106146445   TUCK DEBORAH R                         87,200.00      1            913.77
23     BS33      106147027   WALRATH SCOTT                          93,000.00      1            912.11
23     BS33      106147504   PLEWES JOHN M                         145,900.00      1          1,599.70
23     BS33      106147610   COOLEY LARIA A                         23,400.00      1            247.47
23     BS33      106147693   REDMON RICCI                           57,700.00      1            593.51
23     BS33      106147801   GALLEGOS CASEY M                       49,200.00      1            573.24
23     BS33      106147905   JENSEN MARSHA                          48,300.00      1            520.17
23     BS33      106148244   LABELLA KENNETH R                     134,300.00      1          1,166.19
23     BS33      106148506   FRESSE ORLANDO                        131,700.00      1          1,192.42
23     BS33      106148581   WILSON STEVEN C                        81,500.00      1            715.22
23     BS33      106148593   GARTEN DAVID A                         36,000.00      1            319.26
23     BS33      106148822   GILLIAM FREDERICK G                    68,900.00      1            789.19
23     BS33      106148825   ANSCHUETZ CAROL J                      24,500.00      1            240.29
23     BS33      106148827   KASTANOS CHRISTINE G                  280,000.00      1          3,070.03
23     BS33      106149089   RAINEY ROGER R                        144,500.00      1          1,417.21
23     BS33      106149130   SEWELL ABBIE G                         41,200.00      1            396.25
23     BS33      106149182   GRAZIANO ANTHONY T                    106,250.00      1          1,001.82
23     BS33      106149193   ROBLES HUGO                            96,050.00      1            878.61
23     BS33      106149302   ANDRADE DORIS M                       131,400.00      3          1,116.89
23     BS33      106149421   ISMAIL ABDALLAH                        85,100.00      1            731.14
23     BS33      106149435   DUNTHORN JAN C                        100,800.00      6          1,114.24
23     BS33      106149522   PARTIN WILLIAM B                       69,700.00      1            624.58
23     BS33      106149524   ANDERTON CHARLES                       92,700.00      1            737.56
23     BS33      106149536   FOSTER STEPHEN P                      164,800.00      1          1,726.94
23     BS33      106149623   PRUNTY PEGGY                           60,000.00      3            657.86
23     BS33      106149643   COX STEPHEN J                          46,800.00      1            415.03
23     BS33      106149680   CARRILLO BEATRICE F                    98,600.00      1            901.93
23     BS33      106149745   FARMER MICHAEL                         52,000.00      3            570.15
23     BS33      106149754   THEIS RONALD J                         90,900.00      1            772.64
23     BS33      106149756   STOVER PATRICIA A                      52,000.00      1            570.15
23     BS33      106149801   PARKER JAMES W                        138,550.00      1          1,177.66
23     BS33      106149819   CARSON FRANK J                        164,800.00      1          1,355.77
23     BS33      106149821   HAENDIGES RICHARD J JR                 80,400.00      3            788.54
23     BS33      106149834   HAENDIGES RICHARD J JR                136,000.00      1          1,491.16
23     BS33      106149856   SIMPSON JOHN C                        103,100.00      1          1,160.67
23     BS33      106149858   JACKSON MARIO                         135,000.00      1          1,222.30
23     BS33      106149925   GONZALEZ NORMA L                      177,300.00      1          1,621.83
23     BS33      106149941   SCHULTZ NINA                           48,000.00      1            535.67
23     BS33      106149945   VANATTEN JAMES R                      139,400.00      1          1,159.46
23     BS33      106149954   MCCLURE PATRICIA L                    138,400.00      1          1,558.07
23     BS33      106150036   CUNNINGHAM NANCY                       42,400.00      1            464.89
23     BS33      106150053   ORCUTT NANCY A                         56,000.00      1            549.23
23     BS33      106150069   KRISTA LORA J                         184,875.00      1          1,760.61
23     BS33      106150107   VANCE DONNA M                          72,250.00      1            627.38
23     BS33      106150145   SMITH MICHAEL                         210,000.00      1          2,430.17
23     BS33      106150154   BERRY NOREEN                           64,000.00      1            658.31
23     BS33      106150158   SONNEFIELD J                           52,500.00      1            455.88
23     BS33      106150216   COVAULT JOHN B                        112,800.00      1          1,084.89
23     BS33      106150241   WHITE ROBERT D                        149,600.00      1          1,354.49
23     BS33      106150253   QUARCINI BRIAN                        243,000.00      1          2,065.47
23     BS33      106150258   HUNLOCK TIMOTHY D                     114,300.00      1          1,088.51
23     BS33      106150262   ANDERSON PAUL F                       154,300.00      1          1,411.44
23     BS33      106150287   STEPHENSON MICHAEL C                  305,600.00      1          2,653.67
23     BS33      106150387   PAYNE JOHN                            119,000.00      1          1,212.61
23     BS33      106150401   FRASER ROBERT J                       122,500.00      1            974.67
23     BS33      106150414   MAGEE YVONNE                           88,500.00      3            819.49
23     BS33      106150436   RAMIREZ JOSE J                         42,500.00      1            408.76
23     BS33      106150437   VETOR MICHAEL P                        95,400.00      1            846.03
23     BS33      106150441   DAVIS JERRY                           156,600.00      1          1,432.48
23     BS33      106150527   ESKRIDGE ERNEST B                      90,000.00      3            840.13

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  106146264            49,585.81     80.0      03/01/98      12.000            62,000.00       Y
  106146289           145,952.04     78.4      02/01/98      11.375           186,000.00       Y
  106146445            87,128.47     80.0      06/01/99      12.250           109,000.00       Y
  106147027            92,969.45     72.6      08/01/99      11.375           128,000.00       Y
  106147504           145,900.00     79.9      09/01/99      12.875           182,400.00       Y
  106147610            23,393.84     65.0      08/01/99      12.375            36,000.00       Y
  106147693            57,683.49     84.9      08/01/99      12.000            67,900.00       Y
  106147801            49,180.91     80.0      07/01/99      13.750            61,500.00       Y
  106147905            48,287.99     75.0      08/01/99      12.625            64,400.00       Y
  106148244           134,238.99     85.0      02/01/98       9.875           158,000.00       Y
  106148506           131,646.24     84.9      02/01/98      10.375           155,000.00       Y
  106148581            81,463.95     75.4      02/01/98      10.000           108,000.00       Y
  106148593            35,984.49     75.0      09/01/99      10.125            48,000.00       Y
  106148822            68,885.94     65.0      08/01/99      13.500           106,000.00       Y
  106148825            24,500.00     46.2      09/01/99      11.375            53,000.00       Y
  106148827           279,934.14     78.8      08/01/99      12.875           355,000.00       Y
  106149089           144,404.68     82.5      01/01/98      11.375           175,000.00       Y
  106149130            41,185.71     84.9      08/01/99      11.125            48,500.00       Y
  106149182           106,211.07     85.0      09/01/99      10.875           125,000.00       Y
  106149193            96,011.83     85.0      09/01/99      10.500           113,000.00       Y
  106149302           131,337.05     90.0      02/01/98       9.625           146,000.00       Y
  106149421            85,060.30     74.9      08/01/99       9.750           113,500.00       Y
  106149435           100,567.76     80.0      08/01/99      10.500           126,000.00       Y
  106149522            69,700.00     85.0      09/01/99      10.250            82,000.00       Y
  106149524            92,648.03     90.0      02/01/98       8.875           103,000.00       Y
  106149536           164,755.40     84.9      08/01/99      12.250           193,900.00       Y
  106149623            59,985.89     80.0      08/01/99      12.875            75,000.00       Y
  106149643            46,779.85     90.0      08/01/99      10.125            52,000.00       Y
  106149680            98,560.82     85.0      08/01/99      10.500           116,000.00       Y
  106149745            52,000.00     80.0      09/01/99      12.875            65,000.00       Y
  106149754            90,856.45     90.0      08/01/99       9.625           101,000.00       Y
  106149756            51,987.77     80.0      08/01/99      12.875            65,000.00       Y
  106149801           138,483.63     85.0      02/01/98       9.625           163,000.00       Y
  106149819           164,714.56     80.0      08/01/99       9.250           206,000.00       Y
  106149821            80,373.59     60.0      08/01/99      11.375           134,000.00       N
  106149834           135,968.01     80.0      08/01/99      12.875           170,000.00       Y
  106149856           103,100.00     79.9      09/01/99      13.250           128,900.00       Y
  106149858           134,889.30     90.0      01/01/98      10.375           150,000.00       Y
  106149925           177,300.00     90.0      09/01/99      10.500           197,000.00       Y
  106149941            47,989.33     80.0      08/01/99      13.125            60,000.00       Y
  106149945           139,329.60     82.0      09/01/99       9.375           170,000.00       Y
  106149954           138,370.10     80.0      08/01/99      13.250           173,000.00       Y
  106150036            42,400.00     80.0      09/01/99      12.875            53,000.00       Y
  106150053            55,981.60     70.0      08/01/99      11.375            80,000.00       Y
  106150069           184,875.00     85.0      09/01/99      11.000           217,500.00       Y
  106150107            72,217.18     85.0      02/01/98       9.875            85,000.00       Y
  106150145           210,000.00     79.8      09/01/99      13.650           263,000.00       Y
  106150154            63,981.69     74.4      08/01/99      12.000            86,000.00       Y
  106150158            52,476.15     50.0      09/01/99       9.875           105,000.00       Y
  106150216           112,800.00     80.0      03/01/98      11.125           141,000.00       Y
  106150241           149,538.93     85.0      02/01/98      10.375           176,000.00       Y
  106150253           242,766.25     90.0      08/01/99       9.625           270,000.00       Y
  106150258           114,218.11     90.0      08/01/99      11.000           127,000.00       Y
  106150262           154,238.69     89.9      09/01/99      10.500           171,500.00       Y
  106150287           305,600.00     80.0      03/01/98       9.875           382,000.00       Y
  106150387           118,964.99     85.0      08/01/99      11.875           140,000.00       Y
  106150401           122,431.32     89.1      02/01/98       8.875           137,400.00       Y
  106150414            88,431.60     75.0      08/01/99      10.650           118,000.00       Y
  106150436            42,500.00     85.0      09/01/99      11.125            50,000.00       Y
  106150437            95,317.47     90.0      08/01/99      10.125           106,000.00       Y
  106150441           156,537.77     80.7      08/01/99      10.500           194,000.00       Y
  106150527            90,000.00     75.0      09/01/99      10.750           120,000.00       Y

                                                                                         Page 14 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
23     BS33      106150531   PREWITT DONNA                         102,400.00      1            842.42
23     BS33      106150538   MCCLOUD BEVERLY J                     119,200.00      1          1,169.07
23     BS33      106150542   ISA ODA                                86,800.00      1            753.73
23     BS33      106150557   PHONTHIBSVAD MIXAY                    117,300.00      1          1,128.17
23     BS33      106150615   TOTH GARY W                           133,200.00      1          1,036.02
23     BS33      106150630   ROWE MARK D                            24,000.00      1            233.10
23     BS33      106150631   EZELL JOSEPHINE                        82,800.00      1            804.20
23     BS33      106150655   MCGOVERN WILLIAM Y II                 113,400.00      1          1,037.31
23     BS33      106150678   HENLEY KENNETH R                       52,000.00      1            456.34
23     BS33      106150730   KOPP SHANDA S                         127,500.00      1          1,014.45
23     BS33      106150731   BRUSH DONALD R                        136,000.00      1          1,308.02
23     BS33      106150733   AZBELL PAUL D                          42,000.00      1            411.92
23     BS33      106150740   MARTIN TAMARA A                        72,200.00      1            701.25
23     BS33      106150749   COOMBS PAMELA S                        92,200.00      1            652.59
23     BS33      106150828   ABEGG ANGELA P                         92,225.00      1            878.28
23     BS33      106150876   MORRIS KENNETH E                       40,000.00      1            438.42
23     BS33      106150893   FRANCIS WESLEY G                       58,500.00      3            535.12
23     BS33      106150896   STAZZONE SALVATORE                     68,000.00      1            712.57
23     BS33      106150907   PRICE THOMAS A                        198,000.00      1          1,646.86
23     BS33      106150908   LITTLE SHIRLEY                         63,600.00      1            569.92
23     BS33      106151010   VUKOVICH JOSEPH W                     137,600.00      1          1,362.64
23     BS33      106151013   MUCHI JULIAN M                        202,000.00      1          1,772.70
23     BS33      106151028   SIMS JIMMIE L                         137,700.00      1          1,221.15
23     BS33      106151029   WILLIS STEVEN J                        98,000.00      1            841.97
23     BS33      106151105   JONES LESTER                           35,700.00      1            333.25
23     BS33      106151117   SHEPARD DIANE                          49,500.00      1            452.80
23     BS33      106151123   MOORE SHARON L                         47,200.00      1            517.52
23     BS33      106151147   CRAMER KEITH                           99,000.00      1            787.69
23     BS33      106151194   THOMPSON BETTY P                      114,700.00      1            985.45
23     BS33      106151197   LELAND RICHARD J                      135,000.00      1          1,184.72
23     BS33      106151302   POZZA MARC A                           42,500.00      1            315.56
23     BS33      106151338   HILL SALINAS                           38,700.00      1            343.20
23     BS33      106151354   HUSEMAN PAUL J                         99,000.00      1            887.14
23     BS33      106151374   SANCHEZ PETER L                       124,000.00      8          1,042.66
23     BS33      106151440   HARTMAN RICHARD H                      25,900.00      1            251.56
23     BS33      106151446   NEEB KEITH A                          119,200.00      1          1,057.09
23     BS33      106151447   FOOTE JOHN W                           49,300.00      3            423.57
23     BS33      106151467   TA KEVIN                              118,000.00      1          1,259.37
23     BS33      106151486   BELLON BRUCE G                         75,000.00      1            859.06
23     BS33      106151489   LOGAN LANI                            100,000.00      1            859.15
23     BS33      106151534   LOCH RICHARD                           99,000.00      1            905.59
23     BS33      106151538   MAURITZEN STEVEN C                     98,500.00      1            748.67
23     BS33      106151558   JAAFAR RIHAB                          117,900.00      3          1,002.14
23     BS33      106151563   ALKIEFY ABDO A                         16,800.00      1            184.20
23     BS33      106151566   STAFFORD JOHN M                       162,000.00      1          1,288.94
23     BS33      106151579   TRUJILLO PAUL A III                   100,000.00      1            831.75
23     BS33      106151633   COLEMAN DIANE                          57,600.00      1            553.99
23     BS33      106151656   CARO SOTO EDDIE                       117,700.00      3          1,247.04
23     BS33      106151672   WINTER JAMES S                         72,000.00      1            699.31
23     BS33      106151704   SWENSON LAURIE L                       47,200.00      6            507.21
23     BS33      106151721   MAGUIRE EVERETT C                     108,000.00      1            987.92
23     BS33      106151730   KODER RICHARD L                       118,150.00      1          1,025.95
23     BS33      106151792   ROTHE GARY L                          134,100.00      1          1,226.67
23     BS33      106151905   NOVECK MARTIN I I                     243,700.00      1          2,600.91
23     BS33      106151942   NGUYEN TRINA                          113,900.00      8          1,063.24
23     BS33      106151982   DISTILO GRACE A                       205,000.00      1          1,761.27
23     BS33      106152026   KORORA JOSEPH F                        41,200.00      1            384.59
23     BS33      106152036   COBB MELVIN A                          59,500.00      1            566.63
23     BS33      106152096   DICKOW GREGORY                        371,700.00      1          2,825.19
23     BS33      106152108   WEST GARY T                            71,200.00      1            725.53
23     BS33      106152118   AUSTIN DEBORAH                         23,000.00      3            252.18
23     BS33      106152120   YOUNGHEIM KEVIN                        52,800.00      1            578.92

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  106150531           102,346.91     80.0      08/01/99       9.250           128,000.00       Y
  106150538           119,160.85     73.5      08/01/99      11.375           162,000.00       Y
  106150542            86,800.00     70.0      09/01/99       9.875           124,000.00       N
  106150557           117,259.30     85.0      08/01/99      11.125           138,000.00       Y
  106150615           133,121.36     90.0      08/01/99       8.625           148,000.00       Y
  106150630            23,991.90     80.0      03/01/98      11.250            30,000.00       Y
  106150631            82,772.05     90.0      08/01/99      11.250            92,000.00       Y
  106150655           113,400.00     90.0      09/01/99      10.500           126,000.00       Y
  106150678            51,976.99     80.0      09/01/99      10.000            65,000.00       Y
  106150730           127,428.52     79.1      08/01/99       8.875           161,000.00       Y
  106150731           135,952.81     80.0      03/01/98      11.125           170,000.00       Y
  106150733            42,000.00     70.0      09/01/99      11.375            60,000.00       Y
  106150740            72,175.63     84.9      08/01/99      11.250            85,000.00       Y
  106150749            92,133.26     84.9      02/01/98       7.625           108,500.00       Y
  106150828            92,192.12     85.0      08/01/99      11.000           108,500.00       Y
  106150876            39,990.75     80.0      09/01/99      12.875            50,000.00       Y
  106150893            58,453.31     87.3      08/01/99      10.500            67,000.00       Y
  106150896            67,981.60     80.0      09/01/99      12.250            85,000.00       Y
  106150907           198,000.00     90.0      03/01/98       9.375           220,000.00       Y
  106150908            63,573.33     83.6      08/01/99      10.250            76,000.00       Y
  106151010           137,556.03     80.0      02/01/98      11.500           172,000.00       Y
  106151013           201,820.53     89.8      08/01/99      10.000           224,900.00       Y
  106151028           137,640.69     85.0      02/01/98      10.125           162,000.00       Y
  106151029            97,954.28     89.4      08/01/99       9.750           109,500.00       Y
  106151105            35,700.00     75.9      09/01/99      10.750            47,000.00       Y
  106151117            49,480.33     90.0      08/01/99      10.500            55,000.00       Y
  106151123            47,200.00     80.0      09/01/99      12.875            59,000.00       Y
  106151147            98,944.50     90.0      02/01/98       8.875           110,000.00       Y
  106151194           114,700.00     84.9      09/01/99       9.750           135,000.00       Y
  106151197           135,000.00     75.0      03/01/98      10.000           180,000.00       Y
  106151302            42,472.20     85.0      03/01/98       8.125            50,000.00       Y
  106151338            38,683.34     90.0      09/01/99      10.125            43,000.00       Y
  106151354            98,958.49     90.0      08/01/99      10.250           110,000.00       Y
  106151374           123,939.01     74.6      08/01/99       9.500           166,000.00       Y
  106151440            25,891.25     84.9      08/01/99      11.250            30,500.00       Y
  106151446           119,148.66     89.9      09/01/99      10.125           132,500.00       Y
  106151447            49,276.99     85.0      08/01/99       9.750            58,000.00       Y
  106151467           118,000.00     79.8      09/01/99      12.500           147,688.00       Y
  106151486            75,000.00     78.9      09/01/99      13.500            95,000.00       Y
  106151489            99,953.35     80.0      08/01/99       9.750           125,000.00       Y
  106151534            98,960.66     90.0      08/08/99      10.500           110,000.00       Y
  106151538            98,438.78     89.9      02/01/98       8.375           109,500.00       Y
  106151558           117,843.52     87.3      02/01/98       9.625           135,000.00       Y
  106151563            16,796.05     71.4      08/01/99      12.875            23,500.00       Y
  106151566           162,000.00     90.0      03/01/98       8.875           180,000.00       Y
  106151579            99,949.50     80.0      08/01/99       9.375           125,000.00       Y
  106151633            57,600.00     80.0      03/01/98      11.125            72,000.00       Y
  106151656           117,669.19     74.9      09/01/99      12.400           157,000.00       Y
  106151672            72,000.00     87.8      09/01/99      11.250            82,000.00       Y
  106151704            47,086.12     80.0      08/01/99      10.000            59,000.00       Y
  106151721           108,000.00     80.0      09/01/99      10.500           135,000.00       Y
  106151730           118,150.00     85.0      03/01/98       9.875           139,000.00       Y
  106151792           134,100.00     90.0      09/01/99      10.500           149,000.00       Y
  106151905           243,700.00     64.9      09/01/99      12.500           375,000.00       Y
  106151942           113,857.11     85.0      08/01/99      10.750           134,000.00       Y
  106151982           205,000.00     56.9      09/01/99       9.750           360,000.00       Y
  106152026            41,200.00     74.9      09/01/99      10.750            55,000.00       Y
  106152036            59,478.79     83.8      03/01/98      11.000            71,000.00       Y
  106152096           371,236.32     90.0      02/01/98       8.375           413,000.00       Y
  106152108            71,200.00     80.0      09/01/99      11.875            89,000.00       Y
  106152118            23,000.00     79.3      09/01/99      12.875            29,000.00       Y
  106152120            52,800.00     78.8      09/01/99      12.875            67,000.00       Y

                                                                                         Page 15 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
23     BS33      106152178   SMITH HEIDI U                          78,200.00      1            664.69
23     BS33      106152203   KOCKS JEFFREY T                        85,000.00      1            631.12
23     BS33      106152208   CONFER LONNIE                         335,200.00      1          2,910.71
23     BS33      106152215   DEERING SHARON M                       85,500.00      1            782.10
23     BS33      106152245   ABBITT BRUCE C                        102,400.00      1          1,122.75
23     BS33      106152339   OCHOA LUIS A                           26,200.00      1            272.03
23     BS33      106152344   LAUGEN TRUDYEN                         60,000.00      1            571.39
23     BS33      106152351   COOK ROBERT A                          54,000.00      1            565.86
23     BS33      106152436   RODRIGUEZ MIGUEL                       59,200.00      1            508.62
23     BS33      106152440   OWENS ANGELINE                         64,800.00      1            716.82
23     BS33      106152447   KHALIQUE MOHAMMED A                    45,000.00      3            382.50
23     BS33      106152663   FERGUSON DIANNA S                      72,000.00      1            754.49
23     BS33      106152675   AGOSTO DALILA                         100,000.00      4            795.65
23     BS33      106152686   VEGA ALFREDO                           52,100.00      1            506.03
23     BS33      106152691   KERCHEVAL NEIL B                       98,600.00      1            957.66
23     BS33      106152753   OMAR DAN                               68,400.00      1            664.34
23     BS33      106152766   CORBETT DAVID W                        68,000.00      1            596.75
23     BS33      106152811   BENDER ROBERT C                        96,300.00      1            800.97
23     BS33      106152928   FORTUNE JOSEPH S                       80,000.00      1            746.79
23     BS33      106152957   KOSKI NANCY L                          86,000.00      1            778.65
23     BS33      106152973   KUHNS TODD L                          134,700.00      1          1,270.08
23     BS33      106153177   GALITZ FRANKLIN J JR                   92,800.00      1            875.00
23     BS33      106153350   HANNAWI FOUAD                         127,500.00      3          1,154.39
23     BS33      106153429   GOURAND CHANTAL D                      72,000.00      1            631.85
23     BS33      106153578   DJERISILO MIRKO                       111,900.00      1          1,183.42
23     BS33      106153645   AYAD JOHN                              79,200.00      4            807.05
23     BS33      106153646   AYAD JOHN                              54,400.00      4            554.34
                 ------------------------------------------------------------           --------------
                        151  Sale Total                         15,116,750.00               140,899.82
                        151  Total with Banco Santander         15,116,750.00               140,899.82

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  106152178            78,200.00     85.0      09/01/99       9.625            92,000.00       Y
  106152203            84,944.40     85.0      03/01/98       8.125           100,000.00       Y
  106152208           335,200.00     80.0      09/01/99       9.875           419,000.00       Y
  106152215            85,500.00     90.0      09/01/99      10.500            95,000.00       Y
  106152245           102,400.00     80.0      09/01/99      12.875           128,000.00       Y
  106152339            26,200.00     64.6      09/01/99      12.125            40,500.00       Y
  106152344            60,000.00     60.0      09/01/99      11.000           100,000.00       Y
  106152351            54,000.00     80.0      09/01/99      12.250            67,500.00       Y
  106152436            59,172.38     74.9      09/01/99       9.750            79,000.00       Y
  106152440            64,800.00     80.0      09/01/99      13.000            81,000.00       Y
  106152447            44,978.44     84.9      09/01/99       9.625            53,000.00       Y
  106152663            72,000.00     80.0      09/01/99      12.250            90,000.00       Y
  106152675           100,000.00     71.4      03/01/98       8.875           140,000.00       Y
  106152686            52,082.41     83.3      03/01/98      11.250            62,500.00       Y
  106152691            98,566.72     85.0      09/01/99      11.250           116,000.00       Y
  106152753            68,400.00     80.0      03/01/98      11.250            85,500.00       Y
  106152766            67,969.92     79.0      09/01/99      10.000            86,000.00       Y
  106152811            96,300.00     87.5      09/01/99       9.375           110,000.00       Y
  106152928            80,000.00     59.2      09/01/99      10.750           135,000.00       Y
  106152957            86,000.00     78.1      09/01/99      10.375           110,000.00       Y
  106152973           134,700.00     84.1      09/01/99      10.875           160,000.00       Y
  106153177            92,800.00     73.6      03/01/98      10.875           126,000.00       Y
  106153350           127,500.00     85.0      03/01/98      10.375           150,000.00       Y
  106153429            72,000.00     80.0      09/01/99      10.000            90,000.00       Y
  106153578           111,900.00     79.9      09/01/99      12.375           139,900.00       Y
  106153645            79,200.00     80.0      03/01/98      11.875            99,000.00       N
  106153646            54,400.00     80.0      03/01/98      11.875            68,000.00       N
  ---------------------------------------                    ---------------------------
        151        15,111,893.88     81.8                    10.687        18,662,388.00
        151        15,111,893.88     81.8                    10.687        18,662,388.00

                                                                                         Page 16 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
32     32            51011   MCDANIEL  PHILLIP J JR                 80,000.00      1            613.12
32     32            51532   MAMOLELLA VINCENT J                   108,000.00      1            817.27
32     32            51656   DE LOS ALEXANDER L                    282,400.00      1          2,136.93
32     32            51870   CARROLL TIMOTHY J                      84,450.00      1            633.67
32     32            52100   BARTH STEVEN E                         65,000.00      1            495.83
32     32            52308   RUDDY PATRICIA                         44,700.00      1            340.74
32     32            52662   SCOLARO CARL F                        102,700.00      1            609.82
32     32            53025   SCHUPPE RICHARD E                      63,000.00      1            474.64
32     32            53330   SPERO DANIEL H                         90,000.00      1            695.21
32     32            53595   HEINEKAMP REID A                       60,000.00      1            465.64
32     32            53645   URANKAR GARY                           58,400.00      2            453.06
32     32            53652   URANKAR GARY                           58,400.00      2            453.06
32     32            53660   URANKAR GARY                           58,400.00      2            453.06
32     32            53678   URANKAR GARY                           58,400.00      2            453.06
32     32            53777   RADMER PHILLIP L                       62,000.00      1            489.04
32     32            53801   SIMONS ROBERT L                        94,350.00      2            730.67
32     32            54437   VEJVODA DANIEL W                       54,000.00      1            382.21
32     32            54601   RAFINSKI THOMAS L                      60,100.00      1            465.95
32     32            54866   HELLING FREDERICK                      64,400.00      1            466.95
32     32            54882   PFAFF GREGG L                          57,150.00      1            409.43
32     32            55103   EDLUND CYNTHIA M                       68,000.00      2            469.66
32     32            55111   THEURER CHARLES F                      65,000.00      1            607.19
32     32            55350   NELSON DAVID E                         98,300.00      1            695.77
32     32            56317   CLEMMONS CHRISTOPHE R                  77,000.00      1            512.29
32     32            56655   O MALLEY HUGH B                       105,150.00      1            726.25
32     32            57422   VALENTA MICHAEL F                     110,000.00      1            788.06
32     32            57463   ROSEN MERWIN B                        500,000.00      1          3,582.07
32     32            57547   WORKMAN LYNN D                         36,500.00      1            271.02
32     32            57562   NOVAKOWSKI DAVID L                    180,000.00      1          1,197.55
32     32            57794   LUBY TIMOTHY J                        435,000.00      1          2,894.07
32     32            57836   CHIROS GEORGE A                        63,000.00      1            419.15
32     32            58024   BRYCE GEOFFREY A                      220,000.00      1          1,445.25
32     32            58073   ROY RICHARD A                          55,800.00      1            361.92
32     32            58446   JONES SUSAN A                          85,000.00      1            551.31
32     32            58719   NELSON JACK W                          75,000.00      1            492.70
32     32            58784   CINDRIC JOHN D                         93,000.00      1            618.74
32     32            58941   COOGAN KIMBERLY S                     125,000.00      1            821.17
32     32            59048   SCATCHELL MOLLY L                      46,000.00      1            302.19
32     32            59113   WIERINGA NORMAN J                     100,000.00      1            682.18
32     32            59477   POLLACK JOHN M                         92,000.00      1            826.93
32     32            59568   LAWRENCE ROBERT A                      46,000.00      1            306.04
32     32            59600   GUSTIN ANTON                           61,500.00      1            404.02
32     32            59618   LOS JOHN A                            400,000.00      1          2,627.72
32     32            59626   PERUSICH JOHN P                        75,000.00      1            498.98
32     32            59634   HAVEY JOHN R                          112,500.00      1            739.05
32     32            59659   HOSTER EDWARD JOSEPH                  118,750.00      1            770.22
32     32            59857   KELM DANIEL A                          56,250.00      1            374.24
32     32            59899   SHEN ROBERT B                          85,000.00      1            565.51
32     32            59907   SHEN ROBERT B                          75,000.00      1            498.98
32     32            59923   MEYERS LYNNE L                         32,600.00      2            214.16
32     32            59931   DOUGHERTY HOWARD W                     66,000.00      1            444.66
32     32            60012   HURST JAMES P                         228,000.00      1          1,536.08
32     32            60087   BRENNER DONALD L                      490,000.00      1          3,218.96
32     32            60244   PATEL MAHESH M                        288,750.00      1          1,896.89
32     32            60269   POP ARON P                            114,600.00      1            752.85
32     32           500025   DERVIS GEORGE W                        36,400.00      2            282.82
32     32           500363   PECIRNO ANGELA S                       92,800.00      4            711.58
32     32           500389   PATEL VINODKUMAR F                     48,500.00      1            368.64
32     32           500439   FRANK RICHARD N                       166,000.00      2          1,275.03
32     32           500520   GAINES WELLS                           36,000.00      2            261.03
32     32           500538   GAINES WELLS                           36,000.00      2            261.03
32     32           500694   MARSDEN COLLEEN A                      25,000.00      2            172.29

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
      51011            75,537.07     69.5      01/01/98       8.500           115,000.00       N
      51532           101,841.66     61.7      02/01/98       8.375           175,000.00       Y
      51656           266,285.54     70.2      02/01/98       8.375           402,000.00       Y
      51870            78,962.44     36.2      02/01/98       8.375           233,000.00       Y
      52100            61,273.98     78.7      04/01/98       8.500            82,500.00       Y
      52308            42,108.53     49.6      04/01/98       8.500            90,000.00       N
      52662            76,224.89     74.9      05/01/98       8.375           137,000.00       Y
      53025            59,328.69     69.2      05/01/98       8.375            91,000.00       Y
      53330            85,196.89     75.0      06/01/98       8.625           120,000.00       Y
      53595            57,063.37     66.6      06/01/98       8.625            90,000.00       Y
      53645            55,521.24     80.0      06/01/98       8.625            73,000.00       Y
      53652            55,521.24     73.0      06/01/98       8.625            80,000.00       N
      53660            55,521.24     73.0      06/01/98       8.625            80,000.00       N
      53678            55,521.24     73.0      06/01/98       8.625            80,000.00       N
      53777            58,766.95     65.2      07/01/98       8.875            95,000.00       Y
      53801            89,713.84     89.8      08/01/98       8.625           105,000.00       Y
      54437            51,212.83     56.8      10/01/97       7.625            95,000.00       Y
      54601            57,265.03     69.0      09/01/98       8.625            87,000.00       N
      54866            61,218.95     79.5      10/01/97       7.875            81,000.00       Y
      54882            53,274.73     89.2      10/01/97       7.750            64,000.00       Y
      55103            64,412.58     87.7      12/01/97       7.375            77,500.00       Y
      55111            51,153.82     76.4      10/01/97       7.625            85,000.00       Y
      55350            93,393.12     78.0      12/01/97       7.625           126,000.00       Y
      56317            72,833.56     79.3      01/01/98       7.000            97,000.00       Y
      56655            95,862.54     87.6      01/01/98       7.375           120,000.00       Y
      57422           105,111.51     48.8      04/01/98       7.750           225,000.00       Y
      57463           477,209.41     42.7      03/01/98       7.750         1,170,000.00       Y
      57547            34,950.52     35.4      04/01/98       8.125           103,000.00       Y
      57562           171,853.88     74.6      09/01/98       7.000           241,000.00       Y
      57794           413,411.89     69.6      05/01/98       7.000           625,000.00       Y
      57836            59,916.47     62.3      06/01/98       7.000           101,000.00       Y
      58024           209,087.84     77.1      06/01/98       6.875           285,000.00       Y
      58073            53,098.04     88.5      08/01/98       6.750            63,000.00       Y
      58446            70,328.72     73.9      07/01/98       6.750           115,000.00       Y
      58719            71,325.64     55.1      08/01/98       6.875           136,000.00       Y
      58784            88,753.17     68.8      09/01/98       7.000           135,000.00       Y
      58941           119,078.25     65.4      09/01/98       6.875           191,000.00       Y
      59048            43,871.67     30.6      09/01/98       6.875           150,000.00       Y
      59113            95,606.31     62.5      10/01/98       7.250           160,000.00       Y
      59477            76,356.30     80.0      10/01/98       7.000           115,000.00       Y
      59568            43,918.25     40.7      09/01/98       7.000           113,000.00       Y
      59600            58,721.62     43.9      10/01/98       6.875           140,000.00       Y
      59618           381,493.96     64.0      09/01/98       6.875           625,000.00       Y
      59626            71,686.58     73.5      10/01/98       7.000           102,000.00       Y
      59634           107,294.92     83.3      09/01/98       6.875           135,000.00       Y
      59659           112,999.66     92.4      08/01/98       6.750           128,500.00       Y
      59857            53,704.03     85.8      09/01/98       7.000            65,500.00       Y
      59899            81,244.79     46.4      10/01/98       7.000           183,000.00       N
      59907            71,686.58     41.4      10/01/98       7.000           181,000.00       N
      59923            31,127.55     50.5      10/01/98       6.875            64,500.00       Y
      59931            63,078.38     71.7      10/01/98       7.125            92,000.00       Y
      60012           218,148.80     70.1      10/01/98       7.125           325,000.00       Y
      60087           467,685.39     70.0      10/01/98       6.875           700,000.00       Y
      60244           275,708.02     72.1      10/01/98       6.875           400,000.00       Y
      60269           109,423.51     57.3      10/01/98       6.875           200,000.00       Y
     500025            34,658.35     80.0      06/01/98       8.625            45,500.00       N
     500363            88,369.96     80.0      09/01/98       8.500           116,000.00       N
     500389            44,572.79     64.6      12/01/97       8.375            75,000.00       Y
     500439           158,344.23     80.0      09/01/98       8.500           207,500.00       Y
     500520            33,080.79     76.5      11/01/97       7.875            47,000.00       Y
     500538            34,078.22     76.5      11/01/97       7.875            47,000.00       N
     500694            21,852.28     38.4      10/01/98       8.250            65,000.00       Y

                                                                                         Page 17 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
32     32           500835   BOESCHE MARK A                        126,400.00      1            905.55
32     32           500868   WATSON PATRICIA C                      73,000.00      2            522.99
32     32           501049   O'CONNOR BETTY J                       87,750.00      1            591.19
32     32           501114   MARRON VALERIE                         45,000.00      1            303.18
32     32           501130   COONEY ROBERT J                        96,000.00      3            646.77
32     32           501288   PEARSON JACK W                        143,100.00      1            988.36
32     32           501841   ZHANG CHARLIE                          80,000.00      1            559.38
32     32           501932   GREENBERG STUART                      219,000.00      1          1,531.28
32     32           502070   CAGE PATRICK B                        135,500.00      2            982.47
32     32           502484   MORGAN JOHN JOSEPH                    108,800.00      1            817.38
32     32           503169   THOMPSON LON R                        283,500.00      1          1,910.00
32     32           503532   FUNTEAS PLATO                         150,000.00      1          1,010.58
32     32           503557   MCNULTY THOMAS                        130,000.00      3            854.01
32     32           503631   SKOWRON PAUL P                        110,000.00      1            741.10
32     32           503706   HEALY AMY O                            84,800.00      1            564.18
32     32           503714   KALOGERAS MICHELLE B                  120,800.00      1            803.69
32     32           503748   RAIMONDI ANTHONY L                    305,600.00      1          2,007.58
32     32           503763   SHEN ROBERT B                         114,000.00      1            748.90
32     32           503797   PALOUCEK KEVIN S                       96,000.00      1            630.66
32     32           503896   FISHMAN BRAD                          190,000.00      1          1,280.07
32     32           503904   POSNER KENNETH R                      400,000.00      1          2,661.21
32     32           503912   WEHRLE EMIL F JR                       97,000.00      1            629.15
32     32           503946   MANCHESTER JOHN M                     253,800.00      1          1,646.15
32     32           503987   GOMBERG BARRY A                       165,000.00      2          1,097.75
32     32           504043   RUBENSTEIN RONALD                     400,000.00      1          2,661.21
32     32           504142   HEIL JOHN H JR                        162,400.00      1          1,080.46
32     32           504159   SANTORO THERESE                       101,000.00      2            663.50
32     32           504258   SLEZAK GEORGE J                       152,000.00      1          1,024.06
32     32           504332   FORMAN JILL MARIE                      99,200.00      1            685.15
32     32           504530   GRAMATA MICHAEL G                     146,200.00      1            972.68
32     32           504589   URBAN ROBERT M                         48,000.00      2            319.35
32     32           504639   RIGAS DEMETRIOS                       275,000.00      1          1,829.59
32     32           504647   GEIMER JAMES T                        168,750.00      4          1,094.51
32     32           504704   SALEH HASSAN M                        150,000.00      1            972.90
32     32           504753   HARRINGTON SILAS L                    280,000.00      1          1,862.85
32     32           504779   DALY JANET C                           83,500.00      2            541.58
32     32           504829   FAJARDO ROBERT A                      294,000.00      1          1,955.99
32     32           504852   KOLLMON ELLEN M                       100,800.00      1            670.63
32     32           504993   NAPARSTEK JOEL                        184,000.00      2          1,239.65
32     32           505024   HOLMES THOMAS A                       100,500.00      1            677.09
32     32           505040   GUIMOND RUSSELL E                      63,300.00      1            415.84
32     32           505065   WOZNIAK LYDIA M                       211,500.00      4          1,389.41
32     32           505099   HOLLAND PEGGY A                       108,000.00      2            727.62
32     32           505115   SPAULDING DANIEL                       52,500.00      2            353.71
32     32           505149   MILLER LAWRENCE                       161,600.00      1          1,102.40
32     32           505156   DATA JOSEPHINE F                       65,000.00      2            427.01
32     32           505164   DATA JOSEPHINE F                       65,000.00      2            427.01
32     32           505321   GLEITSMAN A WALTER                    444,000.00      1          3,028.87
32     32           505529   MULLANY JAMES E                        93,700.00      1            623.39
32     32           505537   SALYERS DAVID B                       493,000.00      3          3,321.44
32     32           505586   FERNANDO CHULANI                      394,500.00      1          2,591.59
32     32           505628   TREVINO SHARON L                      111,000.00      2            719.95
32     32           505784   ZUREK PATRICIA M                      250,000.00      1          1,663.26
32     32           505826   ASHLEY DANIEL J                       198,100.00      1          1,317.97
32     32           505958   NICKERSON W.C.                         83,600.00      2            549.20
32     32           505966   HEIMBERGER ALAN M                      45,600.00      1            311.08
32     32           506063   MARTIN TERRENCE L                     157,200.00      1          1,032.70
32     32           506162   LARSON SUSAN FOX                      181,800.00      1          1,194.30
32     32           506410   STEWART BOBBIE                         49,400.00      1            320.41
32     32           506568   SCHIERHORN JAMES E                     85,000.00      1            551.31
32     32           506584   CHAVARRIA VICTOR M                    133,000.00      1            873.72
32     32           506683   SANDLER ARNOLD W                      216,000.00      1          1,418.97

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
     500835           120,331.40     80.0      01/01/98       7.750           158,000.00       Y
     500868            69,388.37     74.8      11/01/97       7.750            97,500.00       Y
     501049            83,006.50     73.7      12/01/97       7.125           119,000.00       Y
     501114            42,558.96     59.2      01/01/98       7.125            76,000.00       Y
     501130            90,767.74     77.1      12/01/97       7.125           124,500.00       Y
     501288           135,630.21     89.4      12/01/97       7.375           160,000.00       Y
     501841            75,582.12     80.0      02/01/98       7.500           100,000.00       Y
     501932           208,132.94     58.4      01/01/98       7.500           375,000.00       Y
     502070           129,213.85     92.1      01/01/98       7.875           147,000.00       Y
     502484           104,071.32     80.0      02/01/98       8.250           136,000.00       Y
     503169           270,649.85     69.8      08/01/98       7.125           406,000.00       Y
     503532           142,869.19     75.0      06/01/98       7.125           200,000.00       Y
     503557           122,557.28     77.3      05/01/98       6.875           168,000.00       Y
     503631           104,777.82     73.3      06/01/98       7.125           150,000.00       Y
     503706            80,591.39     78.5      05/01/98       7.000           108,000.00       Y
     503714           110,073.91     80.0      06/01/98       7.000           151,000.00       Y
     503748           291,769.71     80.0      10/01/98       6.875           382,000.00       Y
     503763           108,340.42     41.0      06/01/98       6.875           278,000.00       Y
     503797            91,130.07     72.7      06/01/98       6.875           132,000.00       Y
     503896           173,824.62     62.2      06/01/98       7.125           305,000.00       Y
     503904           380,149.10     64.0      05/01/98       7.000           625,000.00       Y
     503912            92,192.82     55.4      07/01/98       6.750           175,000.00       Y
     503946           235,430.91     90.0      06/01/98       6.750           282,000.00       Y
     503987           157,355.09     45.8      08/01/98       7.000           360,000.00       Y
     504043           380,590.20     34.7      06/01/98       7.000         1,150,000.00       Y
     504142           152,512.78     80.0      06/01/98       7.000           203,000.00       Y
     504159            95,990.36     74.8      06/01/98       6.875           135,000.00       Y
     504258           144,784.21     57.3      07/01/98       7.125           265,000.00       Y
     504332            94,694.86     76.3      06/01/98       7.375           130,000.00       Y
     504530           139,400.82     74.9      08/01/98       7.000           195,000.00       Y
     504589            43,920.20     80.0      08/01/98       7.000            60,000.00       Y
     504639           262,554.55     68.7      09/01/98       7.000           400,000.00       Y
     504647           160,387.93     75.0      07/01/98       6.750           225,000.00       Y
     504704           143,074.08     63.2      10/01/98       6.750           237,000.00       Y
     504753           264,391.50     73.6      08/01/98       7.000           380,000.00       Y
     504779            78,245.36     79.9      07/01/98       6.750           104,500.00       Y
     504829           235,270.24     49.4      09/01/98       7.000           595,000.00       Y
     504852            95,840.94     80.0      08/01/98       7.000           126,000.00       Y
     504993           174,845.09     79.6      08/01/98       7.125           231,000.00       Y
     505024            95,910.00     78.5      08/01/98       7.125           128,000.00       Y
     505040            60,301.60     73.1      08/01/98       6.875            86,500.00       N
     505065           195,842.06     88.1      08/01/98       6.875           240,000.00       Y
     505099           103,333.49     80.0      10/01/98       7.125           135,000.00       Y
     505115            49,503.47     75.0      09/01/98       7.125            70,000.00       N
     505149           154,436.01     57.7      08/01/98       7.250           280,000.00       Y
     505156            61,920.63     49.6      09/01/98       6.875           131,000.00       N
     505164            61,920.63     49.6      09/01/98       6.875           131,000.00       Y
     505321           424,316.88     79.7      08/01/98       7.250           557,000.00       Y
     505529            89,459.56     83.6      09/01/98       7.000           112,000.00       Y
     505537           470,052.64     75.8      09/01/98       7.125           650,000.00       Y
     505586           376,248.38     78.9      09/01/98       6.875           500,000.00       Y
     505628           105,750.19     58.4      10/01/98       6.750           190,000.00       Y
     505784           238,686.17     75.1      09/01/98       7.000           332,500.00       Y
     505826           189,348.22     70.0      10/01/98       7.000           283,000.00       N
     505958            79,731.87     80.0      09/01/98       6.875           104,500.00       N
     505966            43,623.98     77.9      09/01/98       7.250            58,500.00       Y
     506063           138,659.64     80.0      10/01/98       6.875           196,500.00       Y
     506162           173,588.71     90.0      10/01/98       6.875           202,000.00       Y
     506410            47,098.70     89.8      10/01/98       6.750            55,000.00       Y
     506568            81,075.31     40.2      10/01/98       6.750           211,000.00       Y
     506584           125,723.24     70.0      10/01/98       6.875           190,000.00       N
     506683           206,244.00     80.0      10/01/98       6.875           270,000.00       Y

                                                                                         Page 18 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
32     32           506758   CHAVDA NATVARSINH P                    89,200.00      1            593.45
32     32           506824   SHAH JAYANTI C                        302,400.00      1          1,986.56
32     32           506881   TORRES SALVADOR                       164,000.00      2          1,063.71
                    ---------------------------------------------------------           --------------
                        127  Sale Total                         17,505,050.00               119,175.27
                        127  Total with Superior Retail         17,505,050.00               119,175.27

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
     506758            79,207.86     79.6      10/01/98       7.000           112,000.00       Y
     506824           287,099.51     80.0      10/01/98       6.875           378,000.00       Y
     506881           156,361.46     89.8      10/01/98       6.750           182,500.00       Y
     ------------------------------------                    ---------------------------
        127        16,510,197.17     70.3                     7.214        26,191,000.00
        127        16,510,197.17     70.3                     7.214        26,191,000.00

                                                                                         Page 19 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
25     25        800034704   SAVICH JOHN J                          45,600.00      1            469.05
25     25        800136780   BARILLARI DOMINIC B                   174,600.00      1          1,745.72
25     25        800104143   SCHROEDER JAMES C                     400,000.00      1          3,547.29
25     25        800123788   ROWLETTE HENRY A                      143,150.00      1          1,349.75
25     25        800125551   LEWANDOWSKI ROBERT                     80,500.00      1            758.62
25     25        800161648   KORNBLUH ISRAEL                       499,000.00      1          4,105.15
25     25        800172637   JANTZEN TAMMI L                       159,300.00      1          1,383.28
25     25        800173775   DIXON LORRAINE D                       77,400.00      1            708.01
25     25        800189391   HUSSEIN SAAD                           68,000.00      1            636.71
25     25        800203101   YANCEY LEWIS R                        120,400.00      1          1,192.31
25     25        800205890   CAMPITELLI MICHAEL A                  326,000.00      1          3,043.15
25     25        800206351   GREIF BRIAN S                         137,000.00      1          1,189.64
25     25        800206518   SANCHEZ ISAAC                         195,000.00      1          1,912.49
25     25        800208803   GUERRERO NITZA                        118,000.00      1          1,157.30
25     25        800210122   EDWARDS ELIZABETH                     112,000.00      1          1,162.83
25     25        800211542   MOSEMANN DEAN M                        72,000.00      3            658.61
25     25        800215048   SAYBEN JOHN M                         165,600.00      1          1,437.98
25     25        800215782   CHOHAN SHAHID Q                       180,000.00      3          1,680.27
25     25        800217507   GUSTAFSSON MAGNUS K                   202,500.00      1          1,739.79
25     25        800219081   MARRANCA SAMUEL J                      64,700.00      1            722.04
25     25        800220030   KEISER TYLER                          119,900.00      1          1,256.43
25     25        800220238   COSNER PAUL L                          96,000.00      1          1,052.58
25     25        800222218   DEANGELIS JOSEPH                      137,550.00      1          1,284.01
25     25        800223562   MARZAN RAPHAEL                        151,200.00      3          1,368.97
25     25        800226458   THOMPSON PAMELA                        60,000.00      1            477.39
25     25        800231342   LEE KYAG YOUNG                        229,500.00      1          1,950.73
25     25        800231565   AHMED MUMTAZ                          261,000.00      1          2,411.89
25     25        800233926   BRENNAN THOMAS PATRICK                119,000.00      1          1,155.80
25     25        800235400   HIPKINS PATRICK                       112,000.00      1          1,077.20
25     25        800237554   RASO ANTHONY C                        110,700.00      1          1,012.62
25     25        800244600   LENCHECK NORMAN                       200,000.00      1          1,755.14
25     25        800245243   FULLER KEITH R                        105,000.00      1            863.81
25     25        800246142   BURK WHITNEY A                        359,200.00      1          3,119.11
25     25        800250557   WALIZER PATRICIA                       44,800.00      1            491.20
25     25        800250789   ERICKSEN ALLEN                        105,000.00      1            902.11
25     25        800251969   JONES DIETRICH E                       30,000.00      1            308.58
25     25        800252835   LAWSON JANIE                          139,500.00      1          1,302.21
25     25        800269797   WILLIAMS ROBERT L                      30,400.00      1            333.32
25     25        800276636   PURDUM WILLIAM RAY                    118,000.00      1          1,134.90
25     25        800280422   DECANDIA ALBERT                       216,000.00      1          2,139.03
25     25        800290322   BLAIN JEFFERSON                       162,450.00      3          1,577.81
                 ------------------------------------------------------------           --------------
                         41  Sale Total                          6,247,950.00                57,574.83

                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800034704            45,505.86     80.0      02/01/99      12.000            57,000.00       Y
  800136780           174,379.69     65.8      11/01/97      11.625           265,000.00       Y
  800104143           399,123.87     72.7      04/01/99      10.125           550,000.00       Y
  800123788           142,937.32     84.9      05/01/99      10.875           168,440.00       Y
  800125551            80,276.01     72.8      10/01/97      10.875           110,500.00       Y
  800161648           498,217.91     70.2      06/01/99       9.250           710,000.00       Y
  800172637           159,154.66     90.0      07/01/99       9.875           177,000.00       Y
  800173775            77,369.24     90.0      08/01/99      10.500            86,000.00       Y
  800189391            67,923.14     85.0      11/17/97      10.788            80,000.00       Y
  800203101           120,361.52     70.0      08/01/99      11.500           172,000.00       Y
  800205890           325,877.27     61.5      08/01/99      10.750           530,000.00       Y
  800206351           136,864.56     89.8      07/01/99       9.875           152,500.00       Y
  800206518           194,935.95     75.0      08/01/99      11.375           260,000.00       Y
  800208803           117,922.11     73.0      07/01/99      11.375           161,500.00       Y
  800210122           111,937.36     80.0      07/01/99      12.125           140,000.00       Y
  800211542            71,971.39     90.0      08/01/99      10.500            80,000.00       Y
  800215048           165,448.91     80.0      07/01/99       9.875           207,000.00       Y
  800215782           179,932.23     80.0      08/01/99      10.750           225,000.00       Y
  800217507           202,405.52     90.0      09/01/99       9.750           225,000.00       Y
  800219081            64,685.62     49.9      08/01/99      13.125           129,500.00       Y
  800220030           119,867.55     79.9      08/01/99      12.250           149,900.00       Y
  800220238            95,977.42     80.0      08/01/99      12.875           120,000.00       Y
  800222218           137,550.00     70.0      03/01/98      10.750           196,500.00       Y
  800223562           151,076.03     90.0      01/01/98      10.375           168,000.00       Y
  800226458            59,966.36     72.2      02/01/98       8.875            83,000.00       Y
  800231342           229,390.05     90.0      02/01/98       9.625           255,000.00       Y
  800231565           260,899.05     90.0      08/01/99      10.625           290,000.00       Y
  800233926           118,919.28     85.0      07/13/99      11.250           140,000.00       Y
  800235400           111,961.13     80.0      02/01/98      11.125           140,000.00       Y
  800237554           110,656.01     90.0      08/01/99      10.500           123,000.00       Y
  800244600           199,911.53     72.7      09/01/99      10.000           275,000.00       Y
  800245243           104,890.71     70.0      08/01/99       9.250           150,000.00       Y
  800246142           359,036.81     80.0      02/01/98       9.875           449,000.00       Y
  800250557            44,789.47     80.0      08/01/99      12.875            56,000.00       Y
  800250789           105,000.00     57.1      09/01/99       9.750           183,600.00       Y
  800251969            29,991.42     75.0      09/01/99      12.000            40,000.00       Y
  800252835           139,447.48     90.0      08/01/99      10.750           155,000.00       Y
  800269797            30,392.85     80.0      09/01/99      12.875            38,000.00       Y
  800276636           118,000.00     79.7      03/01/98      11.125           148,000.00       Y
  800280422           216,000.00     79.7      03/01/98      11.500           271,000.00       Y
  800290322           162,450.00     90.0      09/01/99      11.250           180,500.00       Y
  ---------------------------------------                    ---------------------------
         41         6,243,403.29     78.4                    10.582         8,097,940.00

                                                                                         Page 20 9/23/97

ALLIANCE FUNDING COMPANY
A division of Superior Bank FSB
                                             SALE SCHEDULE B

            1997-3 CLASS 2 -- INITIAL POOL OF ADJUSTABLE RATE MORTGAGES -- SETTLEMENT 9/25/97

                                                                   Principal     Type of     Scheduled
Pool  Sale      Origination                                        Balance at   Mortgaged     Payment
ID     ID         Account         Name                            Origination   Property     Int & Prin
-------------------------------------------------------------------------------------------------------
34     34        800217101   REYNOLDS BERNARD L                    104,000.00      1            836.81
34     34        800264251   COLLARD DONNA L                       136,000.00      7          1,106.54
                 ------------------------------------------------------------           --------------
                          2  Sale Total                            240,000.00                 1,943.35
                         43  Total with Merrill Lynch            6,487,950.00                59,518.18
                        982  Grand Total                       116,717,195.00             1,028,092.22


                     Cut-off Date   Original     Next       Current           Property
 Origination           Principal      LTV     Adjustment    Mortgage          Value at       Owner
   Account              Balance      Ratio       Date         Rate           Origination    Occupied
----------------------------------------------------------------------------------------------------
  800217101           103,943.19     80.0      08/01/99       9.000           130,000.00       Y
  800264251           136,000.00     85.0      09/01/99       9.125           160,000.00       Y
  ---------------------------------------                    ---------------------------
          2           239,943.19     82.8                     9.071           290,000.00
         43         6,483,346.48     78.5                    10.526         8,387,940.00
        982       115,690,188.57     79.4                    10.026       150,923,673.00







Property Types: 1=Single Unit; 2=Condo; 3=Two Unit; 4=Three Unit; 5=Four Unit;
                6=Single Wide Mfg Home; 7=Double Wide Mfg Home; 8=PUD

                                   EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS


                                                             _____________, 19__

To:   [Trustee]

      [Custodian]


     Re: Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-3
          ---------------------------------------------------------------------

     In connection with the administration of the pool of Mortgage Loans held by you as Trustee or by the Custodian as your agent for the benefit of Certificateholders pursuant to the Pooling and Servicing Agreement, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____ 1. Mortgage Loan Paid in Full
          (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account with respect to each Sub-Pool and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2. Mortgage Loan Liquidated
          (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 3. Mortgage Loan in Foreclosure

____ 4. Mortgage Loan repurchased pursuant to Section 11.01 of the Pooling and
        Servicing Agreement.

____ 5. Mortgage Loan repurchased or substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the related Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 6. Other (explain) ________________________________________________________

        ________________________________________________________________________

     If box l or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

     If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.



                                          ______________________________________

                                          By:   ________________________________

                                          Name: ________________________________

                                          Title:________________________________


Documents returned to Trustee or Custodian:


____________________________________
      [Trustee][Custodian]



By:   ______________________________

Date: ______________________________

                                  EXHIBIT J

                              TRANSFER AFFIDAVIT

STATE OF        )
                ) ss.:
COUNTY OF       )


     The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is an officer of ________, the proposed transferee (the "Transferee") of a Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Agreement"), among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

          2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring its Percentage Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

          3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferror, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

          4. The Transferee has been advised of, and understands that, a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

          5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of a Percentage Interest in the Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

          6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its Percentage Interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its Percentage Interest or cause any Percentage Interest to be transferred to any Person that the Transferee knows is not a Permitted Transferee or if any purpose of such proposed transfer is to impede the assessment or collection of tax. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transfer Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

          7. The Transferee's taxpayer identification number is _____________.

          8. No purpose of the Transferee relating to its purchase of a Percentage Interest in the Certificate by the Transferee is or will be to impede the assessment or collection of any tax.

          9. The Transferee has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Certificate remains outstanding.

          10. The Transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding. In this regard, the Transferee hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Transferee intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          11. No purpose of the Transferee relating to any sale of any Percentage Interest in the Certificate by the Transferee will be to impede the assessment or collection of tax.

          12. The Transferee is not a Non-United States Person.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of ______________, 19__


                                          [NAME OF TRANSFEREE]


                                          By:   ________________________________

                                          Name: ________________________________

                                          Title:________________________________


[Corporate Seal]


ATTEST:


_______________________________
   [Officer of Transferee]

STATE OF          )
                  ) ss.:
COUNTY OF         )


     Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of _____________, 19__.



                                              __________________________________
                                                       NOTARY PUBLIC


                                              My Commission expires the ____ day
                                              of _____________, 19__

                                 EXHIBIT J-1

                         FORM OF TRANSFER CERTIFICATE


                                                            ______________, 19__

[Trustee]

Attention: Corporate Trust


              Re: AFC Mortgage Loan Asset Backed Certificates,
                  Series 1997-3
                  ---------------------------------------------

Dear Sirs:

     This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to ___________________ (the
"Transferee") of ____% Percentage Interest in the AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, Class R (the "Certificate"), pursuant to Section
4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1997, among Superior Bank FSB, as depositor, Lee Servicing Company, a division of Superior Bank FSB, as servicer, and LaSalle National Bank, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Trustee that:

          1. No purpose of the Transferor relating to the transfer of the Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

          2. The Transferor understands that the Transferee has delivered to the Trustee a Transfer Affidavit in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Transferor does not know or believe that any representation contained therein is false.

          3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they become due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

          4. The Transferor has no actual knowledge that the proposed Transferee is not a Permitted Transferee or a Non-United States Person.


                                          Very truly yours,


                                          ______________________________________
                                          (Transferor)


                                          By:   ________________________________

                                          Name: ________________________________

                                          Title:________________________________

                                  EXHIBIT K

                          SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, __________________________, of ____________________ (the "Depositor"), do hereby constitute and appoint LaSalle National Bank, as the true and lawful attorney, for the Depositor and in its name, place and stead, to record the assignments of mortgage with respect to the Mortgage Loans transferred to LaSalle National Bank, as trustee (the "Trustee"), under that Pooling and Servicing Agreement dated as of September 1, 1997 by and among the Depositor, the Trustee and Lee Servicing Company, a division of Superior Bank FSB, as servicer, and to do and perform all other things and acts relating to such assignments of mortgage as may be necessary to effectuate the transfer of such Mortgage Loans to the Trustee, including the execution and delivery of new assignments of mortgage where necessary to comply with applicable real estate recording laws at the time of recordation.

     This power of attorney is irrevocable and is coupled with an interest in the Mortgage Loans, and it may at all times be relied upon by any person, firm or corporation dealing with the attorney named herein as remaining in full force and effect, and such person, firm or corporation shall have no liability to the Depositor with respect thereto.

     WITNESS the following signature this ___ day of __________, 199_.


                                          ______________________________________


                                          By:   ________________________________

                                          Name: ________________________________

                                          Title:________________________________


STATE OF  ________________

COUNTY OF ________________, to wit:


     I, ___________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that ______________________, who acknowledged himself to be the _______________ of _____________________, a ______________
corporation, personally appeared before me in the jurisdiction aforesaid and that he as such __________________ executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

     Witness my hand and official seal to this ____ day of ___________, 199_.



                                                _______________________ (SEAL)
                                                Notary Public

My Commission Expires:

                                  EXHIBIT L

                             CUSTODIAL AGREEMENT

                                                      Dated ______________, 199_


     ______________________________, a ____________________, as Trustee (the
"Trustee") and _________________________________, a __________________________
("_________________"), agree as follows:

     WHEREAS, concurrently herewith, the Trustee, Superior Bank FSB (the "Depositor") and Lee Servicing Company, a division of Superior Bank FSB, (the "Servicer) are entering into a Pooling and Servicing Agreement, dated as of September 1, 1997, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-3 (the "Pooling Agreement", the terms defined therein being used herein with the same meaning) pursuant to which the Depositor shall transfer, assign, set-over and otherwise convey to the Trustee, without recourse, all of the Depositor's right, title and interest in and to the mortgage loans consisting of Sub-Pool 1 and Sub-Pool 2 identified in Exhibits H-1 and H-2 to the Pooling Agreement (the "Mortgage Loans"), other than as to the Depositor's Yield; and

     WHEREAS, in connection with such transfer and assignment and pursuant to the Pooling Agreement, the Trustee shall hold, directly or pursuant to a custodial agreement, the Trustee's Mortgage Files;


     WITNESSETH THAT, in consideration of the premises and of the mutual agreements herein contained, _________________ and the Trustee agree as follows:

          1. Appointment as Custodian; Acknowledgment of Receipt. Subject to the terms and conditions herein, the Trustee hereby appoints ________________, and ______________ hereby accepts such appointment, as its Custodian to maintain custody of the Trustee's Mortgage Files. __________________ hereby acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans referred to in Section 2.04, except for the items referred to in Section 2.04(f), of the Pooling Agreement. The Trustee shall be liable for all of _______________________ fees under this Agreement.

          2. Maintenance of Office. __________________ agrees to maintain each Trustee's Mortgage File identified in Section 2.04 of the Pooling Agreement, which is incorporated herein by reference, at the office of ___________________ located at
     _______________________________________________ or at such other office of
     _________________ in ____________________ as ________________ shall designate from time to time after giving the Trustee 30 days' prior written notice.

          3. Duties of Custodian. As Custodian, _____________ shall have and perform the following powers and duties:

               (a) Safekeeping. To segregate the Trustee's Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, to identify the Trustee's Mortgage Files as being held and to hold the Trustee's Mortgage Files for and on behalf of the Trustee for the benefit of all present and future Certificateholders, to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Trustee's Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Trustee's Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee and _________________ to verify the accuracy of such record-keeping, inventory and physical possession. _________________ will promptly report to the Trustee any failure on its part to hold the Trustee's Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

               (b) Release of Documents. To release any Mortgage Note and Mortgage in the Trustee's Mortgage Files as provided in the Pooling Agreement.

               (c) Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files on behalf of the Trustee. In addition, ________________ shall assist the Trustee generally in the preparation of reports to Certificateholders or to regulatory bodies to the extent necessitated by ________________ custody of the Trustee's Mortgage Files.

          4. Access to Records. __________________ shall permit the Trustee or its duly authorized depositors, attorneys or auditors and those persons permitted access pursuant to Section 5.13 of the Pooling Agreement to inspect the Trustee's Mortgage Files and the books and records maintained by __________________ pursuant hereto at such times as they may reasonably request, subject only to compliance with the terms of the Pooling Agreement.

          5. Instructions; Authority to Act. ______________ shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by _______________ as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by ______________ from the Trustee. Such instructions may be general or specific in terms.

          6. Indemnification by ____________________. _________________ agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by ___________________ of the Trustee's Mortgage Files; provided, however, that ___________________ shall not be liable for any portion of any such amount resulting from the gross negligence or wilful misconduct of the Trustee.

          7. Advice of Counsel. __________________ and the Trustee further agree that ____________________ shall be entitled to rely and act upon the advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. This paragraph shall not negate _______________ obligations under paragraph 6 above.

          8. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either party in a writing delivered or mailed, postage prepaid, to the other party, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, _________________ shall redeliver the Trustee's Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, ________________ and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion by consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

          9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          10. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at, or to ____________________________________________________ at,
     ____________________________________, Attention: ______________________; or
     to such other address as the Trustee or ________________ may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

          11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and ____________________ and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section 12.08 of the Pooling Agreement, the Trustee and ___________________ shall amend this Agreement to make said successor trustee the successor to the Trustee hereunder.

          12. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.



                                          LASALLE NATIONAL BANK,
                                            as Trustee under the Pooling
                                            Agreement referred to above


                                          By: _________________________________


                                          _____________________________________,
                                          as Custodian



                                          By: __________________________________

                                  EXHIBIT M

                          FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Principal Balance:

1.  Liquidation Proceeds

       Principal Prepayment ..............   $_______
       Property Sale Proceeds ............    _______
       Insurance Proceeds ................    _______
       Other (Itemize) ...................    _______

         Total Proceeds ..................                              $_______

2.  Servicing Advances ...................   $_______
    Monthly Advances .....................    _______
    Servicing Fees .......................    _______
    Annual Trustee Expense Amount ........    _______

         Total Advances ..................                              $_______

3.  Net Liquidation Proceeds .............                              $_______
    (Line 1 minus Line 2)

4.  Principal Balance of the Mortgage
      Loan on date of liquidation ........                   $_______

5.  Realized Loss, if any $ ..............                   $_______
      (Line 4 minus Line 3)

                                                              EXHIBIT N

                                                     FORM OF DELINQUENCY REPORT


                                               DELINQUENCY AND FORECLOSURE INFORMATION

                                    REO FORECLOSURES
                          --------------------------------------
            OUTSTANDING     #                              # OF               # OF     OUTSTANDING         # OF    OUTSTANDING
INVESTOR     DOLLARS      ACCT     RANGES       AMOUNT     ACCTS.     PCT     ACCTS.     DOLLARS     %     ACCTS     DOLLARS     %
------------------------------------------------------------------------------------------------------------------------------------
REMIC
199_-__                         30 TO 59 DAYS
                                60 TO 89 DAYS
                                90 AND OVER
                                  TOTALS


                                    EXHIBIT O

                          CERTIFICATE INSURANCE POLICY

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


Issuer: AFC Mortgage Loan                         Policy Number:  97010571
        Trust 1997-3                              Control Number:  0010001


Insured Obligations:
$300,000,000 in principal amount
of AFC Mortgage Loan Asset Backed
Certificates, Series 1997-3, Class A
Certificates (the "Certificates")

Trustee:  LaSalle National Bank, as Trustee

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee for the Holders of the Certificates, to the extent set forth in the Pooling and Servicing Agreement.

Financial Guaranty will make an Insured Payment (other than that portion of an Insured Payment constituting a Preference Amount) out of its own funds by 2:00 p.m. (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and (ii) the Remittance Date on which the Insured Payment is distributable to Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to such Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Certificateholders to receive the amount so paid. Financial Guaranty's obligations hereunder with respect to each Remittance Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Trustee on behalf of the Certificateholders for distribution to such Certificateholders, as provided in the Pooling

Form 9109
Page 1 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

If the payment of any portion or all of any amount that is insured hereunder is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of this Surety Bond because such payment was voided under the U. S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Certificates (a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount, on the second Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Certificateholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Certificateholder directly (unless a Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Certificateholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal.

Financial Guaranty shall make payments due in respect of Preference Amounts prior to 2:00 p.m. New York city time on the second Business Day following Financial Guaranty's receipt of the documents required under clauses (x) through
(z) of the preceding paragraph. Any such documents received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business

Form 9109
Page 2 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is one year and one day following the date on which the Certificates shall have been paid in full.

The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Pooling and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Certificateholder" means, as to a particular Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Depositor who, on the applicable Remittance Date is entitled under the terms of such Certificate to payment thereof. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, dated as of September 1, 1997.

In the event that payments under any Certificate is accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the Certificates by reason of the purchase by the Servicer pursuant

Form 9109
Page 3 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


to Section 11.01 of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.



----------------------------------      -------------------------------------
President                                   Authorized Representative


Effective Date:  September  25, 1997



Form 9109
Page 4 of 4

                                    EXHIBIT A

                                     NOTICE

To:         Financial Guaranty Insurance Company
            115 Broadway
            New York, New York 10006
            (212) 312-3000
            Attention:     General Counsel

            Telephone: (212) 312-3000
            Telecopier: (212) 312-3093

Re:         AFC Mortgage Loan Trust 1997-3,
            AFC Mortgage Loan Asset Backed
            Certificates, Series 1997-3
            Policy No. 97010571

Determination Date: _________________________

Remittance Date:  ___________________________

We refer to that certain Pooling and Servicing Agreement dated as of September 1, 1997, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) As of the Determination Date and based upon the Servicer's Certificate for such Determination Date, the Trustee has determined under the Pooling and Servicing Agreement that in respect of the Remittance Date set forth above:

          (i) The Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates with respect to Sub-Pool [1][2] due and owing is $____________;

          (ii) The Class A Principal Remittance Amount with respect to Sub-Pool [1][2], exclusive of the amount set forth in clause B(vi) of the definition thereof if not paid by the Depositor, due and owing is $______________;

          (iii) The Available Remittance Amount (minus the amount withdrawable from the Sub-Pool [1][2] Certificate Account to pay the Certificate Insurer pursuant to Section 6.02(i) of the Agreement and as reduced by any portion thereof that has been deposited in the Sub-Pool [1][2] Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code) is $__________________;

          (iv) The lesser of (1) the sum of the (a) Excess Spread to be deposited into the Sub-Pool [1][2] Certificate Account pursuant to Section 5.04(i) of the Agreement, (b) the Net Excess Spread from the other Sub-Pool and (c) the Excess Principal from the other Sub-Pool and (2) the Subordinated Amount, is $_______________;

          (v) The aggregate amount of unreimbursed Insured Payments (including any portion constituting Preference Amounts), together with the aggregate portion of the items described in clauses (i) and (ii) above that represents interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount in the Agreement, is $_______________;

          (vi) The additional portion of the Amount Available constituting Excess Spread available to pay the Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (vii) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2 is $_________________.

          (vii) The aggregate amount to be withdrawn from the Sub-Pool [1][2] Reserve Account and deposited into the Sub-Pool [1][2] Certificate Account pursuant to Section 6.14(c) of the Agreement is $______________.

Please be advised that the amounts described in clauses (i) and (ii) above collectively exceed the amounts described in clauses [,prior to the Cross-Over Date, (iii), (iv) and,] (v) [on or after the Cross-Over Date, clauses (iii), (v) and (vi) (in the case of Sub-Pool 1),] and (vii) above by $______________.

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment in the amount of $_______________ under the Surety Bond.

[Attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.]

(b) No payment claimed hereunder is in excess of the amount payable under the [Surety Bond].

     The amount requested in this Notice should be paid to: [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice this _____ day of ______________.



                                   _________________________________________,
                                   as Trustee

                                   By:_______________________________________

                                   Title:____________________________________




AFC 97-3  POLICY
#64427v2

                                    EXHIBIT P

                            PRINCIPAL PAYMENT TABLES

Alliance 1997-3

Principal Prepayment Table

                             Class A                                Class 2A
                            Principal                              Principal
                             Balance                                Balance
                           ---------                              ----------
                          75,270,504.81                         115,690,188.57
  1        Sep-97         75,270,504.81           Sep-97        115,690,188.57
  2        Oct-97         75,270,504.81           Oct-97        115,690,188.57
  3        Nov-97         75,270,504.81           Nov-97        115,690,188.57
  4        Dec-97         75,270,504.81           Dec-97        115,690,188.57
  5        Jan-98         75,270,504.81           Jan-98        115,690,188.57
  6        Feb-98         75,270,504.81           Feb-98        115,690,188.57
  7        Mar-98         75,270,504.81           Mar-98        115,690,188.57
  8        Apr-98         75,270,504.81           Apr-98        115,690,188.57
  9        May-98         75,270,504.81           May-98        115,690,188.57
 10        Jun-98         75,270,504.81           Jun-98        115,690,188.57
 11        Jul-98         75,270,504.81           Jul-98        115,690,188.57
 12        Aug-98         75,270,504.81           Aug-98        115,690,188.57
 13        Sep-98         75,270,504.81           Sep-98        115,690,188.57
 14        Oct-98         75,270,504.81           Oct-98        115,690,188.57
 15        Nov-98         75,270,504.81           Nov-98        115,690,188.57
 16        Dec-98         75,270,504.81           Dec-98        115,690,188.57
 17        Jan-99         75,270,504.81           Jan-99        115,690,188.57
 18        Feb-99         75,270,504.81           Feb-99        115,690,188.57
 19        Mar-99         75,270,504.81           Mar-99        115,690,188.57
 20        Apr-99         75,270,504.81           Apr-99        115,690,188.57
 21        May-99         75,270,504.81           May-99        115,690,188.57
 22        Jun-99         75,270,504.81           Jun-99        115,690,188.57
 23        Jul-99         75,270,504.81           Jul-99        115,690,188.57
 24        Aug-99         75,270,504.81           Aug-99        115,690,188.57
 25        Sep-99         75,270,504.81           Sep-99        115,690,188.57
 26        Oct-99         75,270,504.81           Oct-99        115,690,188.57
 27        Nov-99         75,270,504.81           Nov-99        115,690,188.57
 28        Dec-99         75,270,504.81           Dec-99        115,690,188.57
 29      Jan-2000         75,270,504.81         Jan-2000        115,690,188.57
 30      Feb-2000         75,270,504.81         Feb-2000        115,690,188.57
 31      Mar-2000         75,270,504.81         Mar-2000        115,690,188.57
 32      Apr-2000         75,270,504.81         Apr-2000        115,690,188.57
 33      May-2000         75,270,504.81         May-2000        115,690,188.57
 34      Jun-2000         75,270,504.81         Jun-2000        115,690,188.57
 35      Jul-2000         75,270,504.81         Jul-2000        115,690,188.57
 36      Aug-2000         75,270,504.81         Aug-2000        115,690,188.57
 37      Sep-2000         75,270,504.81         Sep-2000        115,690,188.57
 38      Oct-2000         75,270,504.81         Oct-2000        115,690,188.57
 39      Nov-2000         75,270,504.81         Nov-2000        115,690,188.57
 40      Dec-2000         75,270,504.81         Dec-2000        115,690,188.57
 41      Jan-2001         75,270,504.81         Jan-2001        115,690,188.57

 42      Feb-2001         75,270,504.81         Feb-2001        115,690,188.57
 43      Mar-2001         75,270,504.81         Mar-2001        115,690,188.57
 44      Apr-2001         75,270,504.81         Apr-2001        115,690,188.57
 45      May-2001         75,270,504.81         May-2001        115,690,188.57
 46      Jun-2001         75,270,504.81         Jun-2001        115,690,188.57
 47      Jul-2001         75,270,504.81         Jul-2001        115,690,188.57
 48      Aug-2001         75,270,504.81         Aug-2001        115,690,188.57
 49      Sep-2001         75,270,504.81         Sep-2001        115,690,188.57
 50      Oct-2001         75,270,504.81         Oct-2001        115,690,188.57
 51      Nov-2001         75,270,504.81         Nov-2001        115,690,188.57
 52      Dec-2001         75,270,504.81         Dec-2001        115,690,188.57
 53      Jan-2002         75,270,504.81         Jan-2002        115,690,188.57
 54      Feb-2002         75,270,504.81         Feb-2002        115,690,188.57
 55      Mar-2002         75,270,504.81         Mar-2002        115,690,188.57
 56      Apr-2002         75,270,504.81         Apr-2002        115,690,188.57
 57      May-2002         75,270,504.81         May-2002        115,690,188.57
 58      Jun-2002         75,270,504.81         Jun-2002        115,690,188.57
 59      Jul-2002         75,270,504.81         Jul-2002        115,690,188.57
 60      Aug-2002         75,270,504.81         Aug-2002        115,690,188.57
 61      Sep-2002         69,365,083.76         Sep-2002        111,295,230.75
 62      Oct-2002         69,236,539.91         Oct-2002        111,202,975.11
 63      Nov-2002         69,106,755.33         Nov-2002        111,109,948.67
 64      Dec-2002         68,975,718.05         Dec-2002        111,016,144.98
 65      Jan-2003         68,843,415.97         Jan-2003        110,921,557.56
 66      Feb-2003         68,709,836.88         Feb-2003        110,826,179.85
 67      Mar-2003         68,574,968.46         Mar-2003        110,730,005.25
 68      Apr-2003         68,438,798.26         Apr-2003        110,633,027.10
 69      May-2003         68,301,313.72         May-2003        110,535,238.69
 70      Jun-2003         68,162,502.15         Jun-2003        110,436,633.26
 71      Jul-2003         68,022,350.73         Jul-2003        110,337,203.96
 72      Aug-2003         67,880,846.55         Aug-2003        110,236,943.93
 73      Sep-2003         67,737,976.52         Sep-2003        110,135,846.21
 74      Oct-2003         67,593,727.49         Oct-2003        110,033,903.82
 75      Nov-2003         67,448,086.12         Nov-2003        109,931,109.69
 76      Dec-2003         67,301,038.99         Dec-2003        109,827,456.70
 77      Jan-2004         67,152,572.52         Jan-2004        109,722,937.69
 78      Feb-2004         67,002,673.01         Feb-2004        109,617,545.41
 79      Mar-2004         66,851,326.63         Mar-2004        109,511,272.57
 80      Apr-2004         66,698,519.41         Apr-2004        109,404,111.81
 81      May-2004         66,544,237.25         May-2004        109,296,055.71
 82      Jun-2004         66,388,465.92         Jun-2004        109,187,096.80
 83      Jul-2004         66,231,191.03         Jul-2004        109,077,227.52
 84      Aug-2004         66,072,398.08         Aug-2004        108,966,440.28
 85      Sep-2004         65,912,072.41         Sep-2004        108,854,727.40
 86      Oct-2004         65,750,199.23         Oct-2004        108,742,081.15
 87      Nov-2004         65,586,763.59         Nov-2004        108,628,493.74
 88      Dec-2004         65,421,750.42         Dec-2004        108,513,957.29
 89      Jan-2005         65,255,144.49         Jan-2005        108,398,463.88
 90      Feb-2005         65,086,930.42         Feb-2005        108,282,005.51

 91      Mar-2005         64,917,092.69         Mar-2005        108,164,574.12
 92      Apr-2005         64,745,615.63         Apr-2005        108,046,161.58
 93      May-2005         64,572,483.41         May-2005        107,926,759.70
 94      Jun-2005         64,397,680.05         Jun-2005        107,806,360.20
 95      Jul-2005         64,221,189.43         Jul-2005        107,684,954.76
 96      Aug-2005         64,042,995.25         Aug-2005        107,562,534.96
 97      Sep-2005         63,863,081.08         Sep-2005        107,439,092.34
 98      Oct-2005         63,681,430.30         Oct-2005        107,314,618.34
 99      Nov-2005         63,498,026.16         Nov-2005        107,189,104.35
100      Dec-2005         63,312,851.73         Dec-2005        107,062,541.68
101      Jan-2006         63,125,889.92         Jan-2006        106,934,921.57
102      Feb-2006         62,937,123.48         Feb-2006        106,806,235.19
103      Mar-2006         62,746,534.99         Mar-2006        106,676,473.61
104      Apr-2006         62,554,106.86         Apr-2006        106,545,627.87
105      May-2006         62,359,821.33         May-2006        106,413,688.90
106      Jun-2006         62,163,660.47         Jun-2006        106,280,647.58
107      Jul-2006         61,965,606.18         Jul-2006        106,146,494.68
108      Aug-2006         61,765,640.18         Aug-2006        106,011,220.92
109      Sep-2006         61,563,744.02         Sep-2006        105,874,816.93
110      Oct-2006         61,359,899.06         Oct-2006        105,737,273.28
111      Nov-2006         61,154,086.50         Nov-2006        105,598,580.45
112      Dec-2006         60,946,287.34         Dec-2006        105,458,728.82
113      Jan-2007         60,736,482.40         Jan-2007        105,317,708.72
114      Feb-2007         60,524,652.33         Feb-2007        105,175,510.38
115      Mar-2007         60,310,777.56         Mar-2007        105,032,123.97
116      Apr-2007         60,094,838.38         Apr-2007        104,887,539.55
117      May-2007         59,876,814.84         May-2007        104,741,747.12
118      Jun-2007         59,656,686.83         Jun-2007        104,594,736.58
119      Jul-2007         59,434,434.03         Jul-2007        104,446,497.75
120      Aug-2007         59,210,035.93         Aug-2007        104,297,020.37
121      Sep-2007         58,983,471.82         Sep-2007        104,146,294.10
122      Oct-2007         58,754,720.80         Oct-2007        103,994,308.50
123      Nov-2007         58,523,761.75         Nov-2007        103,841,053.05
124      Dec-2007         58,290,573.35         Dec-2007        103,686,517.13
125      Jan-2008         58,055,134.10         Jan-2008        103,530,690.05
126      Feb-2008         57,817,422.26         Feb-2008        103,373,561.03
127      Mar-2008         57,577,415.89         Mar-2008        103,215,119.18
128      Apr-2008         57,335,092.84         Apr-2008        103,055,353.53
129      May-2008         57,090,430.75         May-2008        102,894,253.03
130      Jun-2008         56,843,407.05         Jun-2008        102,731,806.52
131      Jul-2008         56,593,998.92         Jul-2008        102,568,002.76
132      Aug-2008         56,342,183.37         Aug-2008        102,402,830.40
133      Sep-2008         56,087,937.14         Sep-2008        102,236,278.02
134      Oct-2008         55,831,236.77         Oct-2008        102,068,334.07
135      Nov-2008         55,572,058.58         Nov-2008        101,898,986.94
136      Dec-2008         55,310,378.64         Dec-2008        101,728,224.90
137      Jan-2009         55,046,172.80         Jan-2009        101,556,036.13
138      Feb-2009         54,779,416.68         Feb-2009        101,382,408.71
139      Mar-2009         54,510,085.67         Mar-2009        101,207,330.61

140      Apr-2009         54,238,154.90         Apr-2009        101,030,789.73
141      May-2009         53,963,599.29         May-2009        100,852,773.83
142      Jun-2009         53,686,393.48         Jun-2009        100,673,270.59
143      Jul-2009         53,406,511.90         Jul-2009        100,492,267.59
144      Aug-2009         53,123,928.72         Aug-2009        100,309,752.29
145      Sep-2009         52,838,617.86         Sep-2009        100,125,712.06
146      Oct-2009         52,550,552.99         Oct-2009         99,940,134.16
147      Nov-2009         52,259,707.53         Nov-2009         99,753,005.74
148      Dec-2009         51,966,054.62         Dec-2009         99,564,313.85
149      Jan-2010         51,669,567.17         Jan-2010         99,374,045.42
150      Feb-2010         51,370,217.82         Feb-2010         99,182,187.29
151      Mar-2010         51,067,978.95         Mar-2010         98,988,726.16
152      Apr-2010         50,762,822.64         Apr-2010         98,793,648.65
153      May-2010         50,454,720.76         May-2010         98,596,941.25
154      Jun-2010         50,143,644.85         Jun-2010         98,398,590.34
155      Jul-2010         49,829,566.21         Jul-2010         98,198,582.20
156      Aug-2010         49,512,455.86         Aug-2010         97,996,902.97
157      Sep-2010         49,192,284.52         Sep-2010         97,793,538.69
158      Oct-2010         48,869,022.65         Oct-2010         97,588,475.29
159      Nov-2010         48,542,640.42         Nov-2010         97,381,698.56
160      Dec-2010         48,213,107.70         Dec-2010         97,173,194.20
161      Jan-2011         47,880,394.08         Jan-2011         96,962,947.77
162      Feb-2011         47,544,468.85         Feb-2011         96,750,944.71
163      Mar-2011         47,205,301.01         Mar-2011         96,537,170.35
164      Apr-2011         46,862,859.27         Apr-2011         96,321,609.88
165      May-2011         46,517,112.00         May-2011         96,104,248.39
166      Jun-2011         46,168,027.31         Jun-2011         95,885,070.83
167      Jul-2011         45,815,572.98         Jul-2011         95,664,062.02
168      Aug-2011         45,459,716.47         Aug-2011         95,441,206.66
169      Sep-2011         45,100,424.96         Sep-2011         95,216,489.33
170      Oct-2011         44,737,665.26         Oct-2011         94,989,894.47
171      Nov-2011         44,371,403.92         Nov-2011         94,761,406.38
172      Dec-2011         44,001,607.11         Dec-2011         94,531,009.26
173      Jan-2012         43,628,240.73         Jan-2012         94,298,687.15
174      Feb-2012         43,251,270.29         Feb-2012         94,064,423.98
175      Mar-2012         42,870,661.02         Mar-2012         93,828,203.51
176      Apr-2012         42,486,377.79         Apr-2012         93,590,009.40
177      May-2012         42,098,385.12         May-2012         93,349,825.16
178      Jun-2012         41,706,647.22         Jun-2012         93,107,634.16
179      Jul-2012         18,616,654.48         Jul-2012         92,863,419.64
180      Aug-2012         18,262,882.34         Aug-2012         92,617,164.68
181      Sep-2012         17,905,705.15         Sep-2012         92,368,852.24
182      Oct-2012         17,545,090.13         Oct-2012         92,118,465.13
183      Nov-2012         17,181,004.19         Nov-2012         91,865,986.02
184      Dec-2012         16,813,413.92         Dec-2012         91,611,397.42
185      Jan-2013         16,442,285.59         Jan-2013         91,354,681.71
186      Feb-2013         16,067,585.16         Feb-2013         91,095,821.12
187      Mar-2013         15,689,278.23         Mar-2013         90,834,797.73
188      Apr-2013         15,307,330.10         Apr-2013         90,571,593.47

189      May-2013         14,921,705.72         May-2013         90,306,190.11
190      Jun-2013         14,532,369.70         Jun-2013         90,038,569.29
191      Jul-2013         14,139,286.32         Jul-2013         89,768,712.47
192      Aug-2013         13,742,419.52         Aug-2013         89,496,600.97
193      Sep-2013         13,341,732.87         Sep-2013         89,222,215.97
194      Oct-2013         12,937,189.62         Oct-2013         88,945,538.45
195      Nov-2013         12,528,752.64         Nov-2013         88,666,549.27
196      Dec-2013         12,116,384.45         Dec-2013         88,385,229.11
197      Jan-2014         11,700,047.21         Jan-2014         88,101,558.49
198      Feb-2014         11,279,702.73         Feb-2014         87,815,517.79
199      Mar-2014         10,855,312.44         Mar-2014         87,527,087.19
200      Apr-2014         10,426,837.38         Apr-2014         87,236,246.73
201      May-2014          9,994,238.26         May-2014         86,942,976.27
202      Jun-2014          9,557,475.37         Jun-2014         86,647,255.52
203      Jul-2014          9,116,508.63         Jul-2014         86,349,063.99
204      Aug-2014          8,671,297.60         Aug-2014         86,048,381.05
205      Sep-2014          8,221,801.40         Sep-2014         85,745,185.88
206      Oct-2014          7,767,978.80         Oct-2014         85,439,457.48
207      Nov-2014          7,309,788.17         Nov-2014         85,131,174.70
208      Dec-2014          6,847,187.44         Dec-2014         84,820,316.19
209      Jan-2015          6,380,134.19         Jan-2015         84,506,860.44
210      Feb-2015          5,908,585.55         Feb-2015         84,190,785.73
211      Mar-2015          5,432,498.25         Mar-2015         83,872,070.19
212      Apr-2015          4,951,828.61         Apr-2015         83,550,691.76
213      May-2015          4,466,532.52         May-2015         83,226,628.19
214      Jun-2015          3,976,565.47         Jun-2015         82,899,857.03
215      Jul-2015          3,481,882.47         Jul-2015         82,570,355.68
216      Aug-2015          2,982,438.16         Aug-2015         82,238,101.31
217      Sep-2015          2,478,186.69         Sep-2015         81,903,070.94
218      Oct-2015          1,969,081.80         Oct-2015         81,565,241.35
219      Nov-2015          1,455,076.78         Nov-2015         81,224,589.17
220      Dec-2015            936,124.46         Dec-2015         80,881,090.82
221      Jan-2016            412,177.23         Jan-2016         80,534,722.50
222      Feb-2016                  0.00         Feb-2016         80,185,460.25
223      Mar-2016                  0.00         Mar-2016         79,833,279.89
224      Apr-2016                  0.00         Apr-2016         79,478,157.03
225      May-2016                  0.00         May-2016         79,120,067.08
226      Jun-2016                  0.00         Jun-2016         78,758,985.27
227      Jul-2016                  0.00         Jul-2016         78,394,886.59
228      Aug-2016                  0.00         Aug-2016         78,027,745.83
229      Sep-2016                  0.00         Sep-2016         77,657,537.58
230      Oct-2016                  0.00         Oct-2016         77,284,236.21
231      Nov-2016                  0.00         Nov-2016         76,907,815.88
232      Dec-2016                  0.00         Dec-2016         76,528,250.52
233      Jan-2017                  0.00         Jan-2017         76,145,513.86
234      Feb-2017                  0.00         Feb-2017         75,759,579.41
235      Mar-2017                  0.00         Mar-2017         75,370,420.44
236      Apr-2017                  0.00         Apr-2017         74,978,010.02
237      May-2017                  0.00         May-2017         74,582,320.97

238      Jun-2017                  0.00         Jun-2017         74,183,325.91
239      Jul-2017                  0.00         Jul-2017         73,780,997.21
240      Aug-2017                  0.00         Aug-2017         73,375,307.03
241      Sep-2017                  0.00         Sep-2017         72,966,227.26
242      Oct-2017                  0.00         Oct-2017         72,553,729.61
243      Nov-2017                  0.00         Nov-2017         72,137,785.50
244      Dec-2017                  0.00         Dec-2017         71,718,366.14
245      Jan-2018                  0.00         Jan-2018         71,295,442.50
246      Feb-2018                  0.00         Feb-2018         70,868,985.29
247      Mar-2018                  0.00         Mar-2018         70,438,965.00
248      Apr-2018                  0.00         Apr-2018         70,005,351.86
249      May-2018                  0.00         May-2018         69,568,115.84
250      Jun-2018                  0.00         Jun-2018         69,127,226.68
251      Jul-2018                  0.00         Jul-2018         68,682,653.85
252      Aug-2018                  0.00         Aug-2018         68,234,366.58
253      Sep-2018                  0.00         Sep-2018         67,782,333.83
254      Oct-2018                  0.00         Oct-2018         67,326,524.31
255      Nov-2018                  0.00         Nov-2018         66,866,906.46
256      Dec-2018                  0.00         Dec-2018         66,403,448.47
257      Jan-2019                  0.00         Jan-2019         65,936,118.25
258      Feb-2019                  0.00         Feb-2019         65,464,883.44
259      Mar-2019                  0.00         Mar-2019         64,989,711.43
260      Apr-2019                  0.00         Apr-2019         64,510,569.32
261      May-2019                  0.00         May-2019         64,027,423.93
262      Jun-2019                  0.00         Jun-2019         63,540,241.83
263      Jul-2019                  0.00         Jul-2019         63,048,989.28
264      Aug-2019                  0.00         Aug-2019         62,553,632.27
265      Sep-2019                  0.00         Sep-2019         62,054,136.51
266      Oct-2019                  0.00         Oct-2019         61,550,467.43
267      Nov-2019                  0.00         Nov-2019         61,042,590.14
268      Dec-2019                  0.00         Dec-2019         60,530,469.50
269      Jan-2020                  0.00         Jan-2020         60,014,070.05
270      Feb-2020                  0.00         Feb-2020         59,493,356.04
271      Mar-2020                  0.00         Mar-2020         58,968,291.42
272      Apr-2020                  0.00         Apr-2020         58,438,839.84
273      May-2020                  0.00         May-2020         57,904,964.65
274      Jun-2020                  0.00         Jun-2020         57,366,628.89
275      Jul-2020                  0.00         Jul-2020         56,823,795.29
276      Aug-2020                  0.00         Aug-2020         56,276,426.26
277      Sep-2020                  0.00         Sep-2020         55,724,483.93
278      Oct-2020                  0.00         Oct-2020         55,167,930.07
279      Nov-2020                  0.00         Nov-2020         54,606,726.15
280      Dec-2020                  0.00         Dec-2020         54,040,833.33
281      Jan-2021                  0.00         Jan-2021         53,470,212.43
282      Feb-2021                  0.00         Feb-2021         52,894,823.94
283      Mar-2021                  0.00         Mar-2021         52,314,628.04
284      Apr-2021                  0.00         Apr-2021         51,729,584.55
285      May-2021                  0.00         May-2021         51,139,652.97
286      Jun-2021                  0.00         Jun-2021         50,544,792.46

287      Jul-2021                  0.00         Jul-2021         49,944,961.85
288      Aug-2021                  0.00         Aug-2021         49,340,119.60
289      Sep-2021                  0.00         Sep-2021         48,730,223.84
290      Oct-2021                  0.00         Oct-2021         48,115,232.36
291      Nov-2021                  0.00         Nov-2021         47,495,102.57
292      Dec-2021                  0.00         Dec-2021         46,869,791.54
293      Jan-2022                  0.00         Jan-2022         46,239,255.99
294      Feb-2022                  0.00         Feb-2022         45,603,452.26
295      Mar-2022                  0.00         Mar-2022         44,962,336.33
296      Apr-2022                  0.00         Apr-2022         44,315,863.83
297      May-2022                  0.00         May-2022         43,663,990.00
298      Jun-2022                  0.00         Jun-2022         43,006,669.71
299      Jul-2022                  0.00         Jul-2022         42,343,857.45
300      Aug-2022                  0.00         Aug-2022         41,675,507.34
301      Sep-2022                  0.00         Sep-2022         41,001,573.11
302      Oct-2022                  0.00         Oct-2022         40,322,008.10
303      Nov-2022                  0.00         Nov-2022         39,636,765.27
304      Dec-2022                  0.00         Dec-2022         38,945,797.18
305      Jan-2023                  0.00         Jan-2023         38,249,055.99
306      Feb-2023                  0.00         Feb-2023         37,546,493.48
307      Mar-2023                  0.00         Mar-2023         36,838,060.99
308      Apr-2023                  0.00         Apr-2023         36,123,709.49
309      May-2023                  0.00         May-2023         35,403,389.53
310      Jun-2023                  0.00         Jun-2023         34,677,051.23
311      Jul-2023                  0.00         Jul-2023         33,944,644.31
312      Aug-2023                  0.00         Aug-2023         33,206,118.08
313      Sep-2023                  0.00         Sep-2023         32,461,421.40
314      Oct-2023                  0.00         Oct-2023         31,710,502.71
315      Nov-2023                  0.00         Nov-2023         30,953,310.03
316      Dec-2023                  0.00         Dec-2023         30,189,790.95
317      Jan-2024                  0.00         Jan-2024         29,419,892.60
318      Feb-2024                  0.00         Feb-2024         28,643,561.69
319      Mar-2024                  0.00         Mar-2024         27,860,744.47
320      Apr-2024                  0.00         Apr-2024         27,071,386.74
321      May-2024                  0.00         May-2024         26,275,433.87
322      Jun-2024                  0.00         Jun-2024         25,472,830.74
323      Jul-2024                  0.00         Jul-2024         24,663,521.79
324      Aug-2024                  0.00         Aug-2024         23,847,451.01
325      Sep-2024                  0.00         Sep-2024         23,024,561.88
326      Oct-2024                  0.00         Oct-2024         22,194,797.44
327      Nov-2024                  0.00         Nov-2024         21,358,100.26
328      Dec-2024                  0.00         Dec-2024         20,514,412.40
329      Jan-2025                  0.00         Jan-2025         19,663,675.46
330      Feb-2025                  0.00         Feb-2025         18,805,830.54
331      Mar-2025                  0.00         Mar-2025         17,940,818.25
332      Apr-2025                  0.00         Apr-2025         17,068,578.71
333      May-2025                  0.00         May-2025         16,189,051.54
334      Jun-2025                  0.00         Jun-2025         15,302,175.85
335      Jul-2025                  0.00         Jul-2025         14,407,890.24

336      Aug-2025                  0.00         Aug-2025         13,506,132.79
337      Sep-2025                  0.00         Sep-2025         12,596,841.09
338      Oct-2025                  0.00         Oct-2025         11,679,952.18
339      Nov-2025                  0.00         Nov-2025         10,755,402.59
340      Dec-2025                  0.00         Dec-2025          9,823,128.30
341      Jan-2026                  0.00         Jan-2026          8,883,064.79
342      Feb-2026                  0.00         Feb-2026          7,935,146.97
343      Mar-2026                  0.00         Mar-2026          6,979,309.22
344      Apr-2026                  0.00         Apr-2026          6,015,485.36
345      May-2026                  0.00         May-2026          5,043,608.68
346      Jun-2026                  0.00         Jun-2026          4,063,611.88
347      Jul-2026                  0.00         Jul-2026          3,075,427.13
348      Aug-2026                  0.00         Aug-2026          2,078,986.01
349      Sep-2026                  0.00         Sep-2026          1,074,219.54
         Oct-2026                  0.00         Oct-2026             61,058.17

                                    EXHIBIT Q

                  FORM OF SERVICER'S MONTHLY REMITTANCE REPORT
                                   TO TRUSTEE

                                    EXHIBIT R

                   PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE

                                                                                                 Page 1 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
106147396    HAYES GARY                                           UT           94,866.69      9.750     5.000
106148272    BURNHAM ALFRED R                                     WA           67,971.48     10.250     5.750
106149224    KRIKAVA DOUGLAS S                                    IL           35,887.88     11.250     7.500
106149752    NEWMAN JOHN P II                                     MI          138,800.00     10.375     6.150
106149791    HOWARD TERRY W                                       WA           80,000.00      9.125     4.500
106149947    SWANIGAN DIANE                                       MI           76,446.65     11.125     7.500
106150156    MOLINA MOISES M                                      IN          148,599.11     11.250     6.500
106150247    AKINS PEARL                                          IL          167,916.42     12.650     7.250
106150667    SLOBIN IRENE                                         MI          100,752.33     12.875     8.250
106151015    COOKE HERMINE E                                      MI          330,000.00     10.750     6.250
106151202    KANG YOUNG HEE                                       IL          170,000.00      9.625     6.000
106152061    DOZIER LEE M                                         IN           85,741.80     11.250     6.500
106152329    FELTON JACQUELINE                                    UT          102,400.00     11.500     8.125
106152560    SICSNEY RALPH D                                      IN           42,900.00     12.125     6.750
106152684    CONWAY ALLAN                                         MI           70,000.00     11.125     6.800
106152771    LANGE BRIAN W                                        WI          120,700.00     11.000     6.500
106152819    DANCEY PATRICIA                                      MI           18,400.00     10.875     7.500
106153035    ASHE CARLTON                                         IL           64,600.00     10.875     6.250
106153049    WEISENBURGER THOMAS T                                WI           97,200.00     10.250     5.750
106153161    BECKER DUANE E JR                                    MI           64,000.00     12.625     7.500
106153163    ZEINERT JAMES B                                      WI           71,200.00     12.000     7.250
106153535    BELLEFEUILLE RICHARD                                 IL           96,800.00     12.625     7.500
106153759    WILLIAMS NEDRA                                       IL          164,000.00     11.750     8.000
106153760    HENRY JOSPEH E                                       IL          136,500.00     11.000     6.750
106153812    FLETCHER ROBERT                                      IL           74,400.00     10.250     5.750
106153951    SALEH KHALED                                         MI           64,800.00     10.000     5.400
106154177    GIOFFREDA RALPH A JR                                 IL           74,962.13      9.375     4.500
106154205    SHEIBLEY FRANCIS                                     OH           58,500.00      9.125     5.750
106154254    WATSON EDDIE W                                       IN           66,600.00      9.125     5.750
106154311    ABDALLAH HASSAN                                      MI          102,800.00     12.000     7.600
106154364    PECHA THOMAS V V                                     MI           55,800.00     10.125     6.800
106154388    MITCHELL LEONTEAN                                    IL           87,500.00      8.000     3.500
106154424    ESKAFYAN SASAN                                       IL          180,000.00     12.250     8.875
106154432    JASTROWSKI JAMES E                                   IL          185,600.00      9.750     5.250
106154543    BENEDETTO DIANE                                      IL           64,000.00      6.625     3.250
106154602    TAYLOR LINDA F                                       IL          109,456.49     10.500     5.750
106154663    GODOY VICTOR                                         IL          156,000.00      9.625     5.000
106154667    AHMED GAMAL                                          MI          106,200.00      9.875     5.000
106154678    COLE GREG J                                          IN          164,000.00     11.000     7.250
106154681    HAGUE MICHAEL L                                      IN           72,900.00     10.250     5.750
106154835    SZYMCZAK DANIEL                                      IL          161,500.00     11.500     7.000
106154862    GAPPY JOE                                            MI           52,600.00     13.000     7.800
106154863    WILLIAMS AMY LYNN                                    MI           99,400.00      8.125     4.800
106154892    MEACHAM JOHN S                                       OH          188,500.00     12.125     6.750
106154934    BUCCELLATO JOSEPH G                                  MI          192,900.00      8.125     4.800
106155086    KHONAISSER NASR E                                    IL          288,000.00     11.000     7.250
106155232    AL-ZERGANI HASSAN                                    MI           71,200.00      9.750     5.400
106155233    MROZ JANIS                                           MI           93,500.00     11.000     6.500
106155234    BEHR RONALD S                                        MI          118,000.00      9.625     6.300
106155238    DILLARD LESLIE                                       MI           40,900.00     13.000     7.800
106155239    TILCHIN MINDA E                                      MI          273,000.00      7.500     4.100
106155241    MULLINS LARRY JR                                     MI           39,600.00     12.375     7.950
106155406    AYOUB HASSAN                                         MI           62,000.00      8.750     4.150
106155792    GABRIAU LAURIE                                       MI           75,000.00     10.125     5.700
106155879    LUCAS GARY                                           IL          101,700.00     10.250     5.750
800048290    ZELLER RAYMOND R                                     FL           59,112.27      8.625     3.750
800053035    MARSHALL JAMES E                                     MD          145,279.25      9.625     7.000
800081671    ROTTER ARTHUR T                                      NY          165,834.26     10.875     6.750
800093155    DAVENPORT JANET                                      PA           39,030.88     11.125     6.250
800152175    VANBUSKIRK CLARK                                     NJ           85,053.31      9.500     6.250
800171506    BECK FRANK C                                         NJ           64,927.90     10.875     7.250
800181943    SALKIND JOSEPH G                                     NJ          359,417.13     10.500     6.750
800185084    RODEL SHAWN                                          FL           69,539.79     10.125     5.000


                                                                                                 Page 2 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800191033    SANCHEZ IDALIA                                       CT           87,140.39     10.500     6.750
800197402    EWERS JEFFREY G                                      NY           64,979.79     11.625     7.250
800198046    GARCIA STEPHANIE                                     NY           38,384.23     13.500     8.500
800199317    JACKSON NORLISHIA A                                  DC           65,225.43     10.750     6.250
800202640    BARTKOWSKI JEFFREY                                   NJ          120,686.82      9.750     5.500
800203622    CABANAS LAZARO                                       NJ          278,886.11     10.375     6.750
800208480    MAROULIS MICHAEL D                                   PA           51,949.98      9.625     6.750
800209132    MICHALAK LAUREN MANDEL                               NY           69,273.19     10.625     6.000
800211070    TRACY TONY L                                         SC          116,009.78     10.625     6.150
800213266    WYNN JAMES M                                         NJ           61,570.24     10.000     5.500
800217358    JOHNSON STEPHEN A                                    PA           23,698.46     11.125     6.250
800224362    OKOYE CHINEDU A                                      MA          157,182.27     10.125     6.250
800226664    WALL GERALD R                                        SC           57,577.11     10.500     5.750
800228645    MOREAU ULISES M                                      NY           99,397.07      9.125     4.850
800229171    HESS JAMES                                           NY          119,000.00     11.875     7.000
800231003    KUMAR DEEPAK B                                       NY           79,100.00      9.500     6.050
800231458    ROZARIO GEORGE                                       NY          294,639.03     10.750     6.750
800232175    CHIAPPARDI BEATRICE R                                CT          196,000.00     10.250     6.000
800238115    DICKEY JOHN T                                        NJ          250,000.00     13.375     8.150
800238610    LEIBENSPERGE LORI A                                  PA           23,990.72     10.625     6.000
800239725    CANTON HOLLIS O                                      NY           42,500.00     11.875     6.250
800242331    DEMOME FRANK                                         NY          118,915.85     11.000     7.650
800243917    ECONOMOS JOHN                                        NY          107,939.45      8.875     5.300
800244824    ALCINDOR GUY                                         NY          225,000.00     10.000     5.750
800247892    WESSON TIMOTHY W                                     GA          116,904.05     10.375     6.800
800248098    WHITE ELLA J                                         CT           42,500.00     10.625     6.250
800249799    NADEAU GREGG D                                       CT           63,857.82     11.375     6.400
800250813    TRAY MARK ALLEN                                      PA           21,250.00     10.500     5.750
800254625    NASIAKOS POLITIMI                                    CT          125,000.00      9.750     5.250
800254724    ROJAS VICTOR                                         PA          151,511.64      9.875     6.000
800254781    KUMAR DEEPAK B                                       NY           77,000.00      9.500     6.050
800256323    TORRES HERIBERTO                                     NJ           80,064.57     10.000     6.400
800259707    BUTLER APRIL                                         NC           52,000.00     12.875     7.500
800260515    MORGAN BARBARA DREW                                  NY          134,910.90     11.375     6.875
800261273    BABS GARY                                            SC           69,840.00     10.500     5.750
800265571    DRISCOLL JAMES                                       CT          117,600.00     11.625     8.300
800266264    JACKMAN MICHAEL E                                    NY          130,500.00     10.375     6.800
800267841    BOWEN TAMMY LYNN                                     PA          119,938.26     12.500     8.000
800268732    HAGGERTY SUSAN                                       NY          251,910.00      9.750     6.400
800268872    HARTRANFT WILLIAM F                                  PA           68,800.00     12.625     7.500
800270704    WIMMER ROBERT A                                      PA          135,961.09     12.000     7.550
800271538    MARTELLY BERNADETTE                                  NY          130,500.00     11.375     7.150
800272205    KANUCK BERNARD M                                     NJ           62,606.06     11.750     7.125
800275992    GROBERT MATTHEW                                      NJ          232,000.00     10.750     6.400
800276040    MULLIN COLLEEN                                       PA           51,300.00      9.375     5.750
800276883    MORRIS MICHAEL D                                     PA           76,500.00     11.000     6.500
800278095    PENNOCK DOUGLAS W                                    NY          140,000.00     10.750     6.000
800278731    WAGNER HARRY                                         NJ          143,625.00      8.875     5.250
800279564    ALVES ANTONIO                                        CT           60,000.00     10.125     5.900
800280042    QUINLAN PHYLLIS                                      NJ          133,000.00     10.500     5.750
800280273    BERGERSON STEVEN E.                                  CT           87,550.00      9.875     6.250
800281396    NICHOLS PAULINE R                                    PA           48,121.55      9.250     4.850
800281719    SANDERSON NICHOLAS B                                 NY          151,903.00     11.500     6.800
800284002    HORNBECK EVELYN                                      NY           37,780.51      9.625     6.050
800284846    ALVAREZ GABRIELLA                                    NY          217,800.00     10.000     5.750
800285025    PERRY FREEMAN Y                                      NY          187,100.00     11.875     7.250
800286015    OPDENWEYER DOROTHY L                                 PA           28,000.00     11.125     6.000
800286403    SHULTZ JOHN T                                        FL           67,410.00     10.000     5.750
800287799    OLLERES CESAR A.                                     NJ           84,150.00     10.000     5.500
800288045    MATZ PHILLIP S                                       PA           60,000.00      9.250     4.500
800288052    POTEAT ROBIN                                         PA           51,850.00     11.000     6.250
800288516    TAFT BARBARA ANN                                     NY          109,950.03      9.875     5.550
800290553    DEMPSEY RICHARD T                                    CT          120,000.00     13.500     8.550


                                                                                                 Page 3 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800291056    REEVES WENDY                                         NY          197,795.00     10.750     6.000
800291932    TARGONSKI WLAWYSLAW                                  PA           94,500.00     10.250     5.750
800292252    HALL LLOYD                                           NY          175,000.00     10.000     6.550
800294167    JACOBUCCI PATRICK J                                  NJ           80,000.00     13.250     7.800
800294746    HANSON MICHAEL                                       WA          121,125.00     13.000     8.750
800295875    HARRINGTON WILLIAM W                                 PA           90,000.00     10.125     5.600
800297715    BOLTZ GEORGE S                                       PA           99,000.00      9.500     4.800
800298069    ISGETT JAMES E                                       SC           52,500.00     12.875     8.450
800299109    CESSNA PAUL J                                        MD           84,000.00     11.625     8.200
800299968    MILLER LEROY D                                       PA          123,300.00     10.000     5.750
800300956    WOLFE WALTER G                                       WA          103,200.00      8.250     4.000
800301160    GLADFELTER CURTIS D                                  PA           40,000.00     10.125     5.750
800301418    DAWN CLELLAN HEATHER                                 AZ          144,000.00     11.875     7.650
800302374    BALL CHARLIE M                                       MD          223,098.59      9.875     5.600
800306037    BARRETT BEVERLY                                      NY          121,500.00     10.125     6.800
800306110    ZALESKI ANTHONY F                                    NJ          228,750.00     12.750     8.400
800306763    COLONNA RAYMOND V                                    NY           97,500.00     10.875     7.550
800307316    WATWOOD STEPHEN F                                    CO          150,000.00      8.625     5.250
800307894    GOUMAS DOUGLAS M                                     CT          243,000.00      9.625     5.000
800308074    PHILLIPS ESTHER M                                    NY          180,000.00     10.250     5.750
800308694    HOPSON JULIUS L                                      PA           18,400.00     12.250     7.500
800311334    GRAHAM DONALD J                                      CT           49,500.00     10.875     6.650
800311359    CHIAPPARDI BEATRICE R                                CT          182,000.00     10.250     6.000
800311458    BALLINTINE MITZIE                                    NY          161,500.00     11.750     7.550
800313868    MACAVAGE JOSEPH J                                    PA          101,250.00      9.750     6.000
800315178    CORRELL RICHARD W                                    PA           88,000.00     12.625     7.500
800315194    CORRELL RICHARD W                                    PA           37,200.00     11.125     6.000
800315319    PASSARO RONALD J                                     CT          132,600.00     10.125     6.500
800315327    VIAUD PASCAL                                         FL          108,000.00     10.750     6.250
800316226    CADENA MARTIN                                        UT           83,900.00      9.625     5.000
800316945    CARAMBA-COKE GLENNA                                  NJ          144,000.00      9.125     5.750
800317729    CARUSO THEODORE L                                    PA          112,000.00      9.000     4.500
800317869    LOWE VERNON                                          NY          153,880.00     10.750     6.500
800318529    HAZEL THERESA M                                      CT           54,000.00     10.000     5.650
800318610    KEECH DAVID G.                                       PA          173,900.00      9.750     5.250
800318925    KOLBYE ROLLY R                                       CO          122,850.00      9.500     5.250
800319279    BOLT JEFFREY SCOTT                                   FL          116,450.00     10.500     6.500
800320921    FOLEY ZENO A                                         MI           76,500.00      9.500     5.250
800321424    WRIGHT CHARLENE                                      NY          140,000.00     11.625     7.250
800322273    INMON GALE                                           WA           70,400.00     12.750     8.000
800322406    ROCK MICHAEL J                                       CT          110,500.00     12.875     8.400
800322679    NEILL LEE                                            OH           91,800.00      9.750     5.500
800323081    WASHINGTON ELLISANDRO                                GA          229,500.00     11.000     7.550
800324006    KIBBEE STEPHEN S                                     CO           91,800.00      9.500     5.250
800324154    DALHSTROM LEIF ERIK                                  AZ          229,500.00     11.500     7.150
800324386    LOZADA FRANCES                                       NY          238,500.00     10.625     6.000
800325870    SPICER DANNY W                                       IN          143,925.00     12.750     7.950
800327371    MONIZ STEPHEN                                        NY          104,940.00     10.500     7.150
800328288    CASTILLO-FUE ROMAN                                   VA           56,100.00     10.875     6.250
800328395    EVERSON CHARLES A                                    FL           90,000.00      9.500     5.250
800328668    OLMEDA MIGUEL                                        CT          103,600.00     10.125     5.900
800330359    OLMEDA MIGUEL                                        CT          118,400.00     10.125     5.900
800331167    WALKER JOSEPH P                                      CO           80,000.00      9.500     5.250
800331316    ARIASS ROBERT J                                      PA           77,000.00      9.625     5.000
800331472    LENOIR JAMES E                                       VA          202,525.00     10.375     5.750
800331795    BALSHAM STEWART                                      PA          157,000.00      9.875     5.000
800332108    TRUMBOWER BRUCE                                      PA           65,970.00     10.250     5.750
800334096    KOLB STEPHEN A.                                      MD           69,000.00     10.875     5.625
800334427    RODRIGUEZ FRANK E                                    PA           96,900.00     10.875     6.250
800334914    BRIDGMAN MAURINE                                     WA          144,500.00     10.625     6.250
800334997    JOHNSON EARNESTINE D                                 SC           53,200.00     13.000     8.250
800340069    WHITFIELD CLAUDE L.                                  NC           57,800.00      9.875     6.250
800340606    VAN DYKE ESTHER                                      CO           95,300.00      9.375     4.750


                                                                                                 Page 4 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800343014    MADDEN JOHN J                                        PA          144,000.00      9.875     5.750
800343865    DUDMAN JOEL A                                        GA          283,050.00      9.375     6.000
800345357    MAGOON JEFFERY D                                     FL           58,000.00     10.375     6.000
800345464    HANCE DAVID G.                                       PA           45,600.00      9.875     5.000
800345712    KEEFE JOHN F                                         AZ           64,000.00      9.500     5.250
800346488    JALLOH CHERNOR A                                     NJ           99,400.00      8.125     5.000
800347072    STUFFLET WENDI L.                                    FL           48,000.00     10.750     5.500
800348492    GUDJENOVA CAROL ANN                                  UT          161,415.00      9.625     6.250
800349417    SOHMER RAYMOND A                                     NJ          236,000.00     10.125     5.900
800350530    VELOZ ESTEBAN V                                      AZ           82,000.00      9.000     4.800
800352403    DARDEN SARA J.                                       FL          152,000.00     12.625     7.500
800353625    QUINTANA ADAM P                                      CO          113,900.00     10.750     6.500
800354102    MAMANE SAHABI                                        NY           88,700.00     10.250     5.750
800354409    GREENSHEILD DAVID                                    AZ           88,000.00     11.250     7.050
800355950    JOYNER DEXTER R                                      UT          105,400.00     10.750     6.500
800356289    LESUER LAWRENCE A                                    AZ           60,000.00     11.125     6.500
-------------------------------------------------------------------------------------------------------------
Loans tagged for 1st Subsequent Transfer                                   23,116,759.76     10.550     6.322

106123753    VULPI BETTY                                          NY           86,155.21     13.875     8.250
106136314    MERRIWEATHER REGINA                                  IL           34,950.30     12.125     6.750
106139206    CHRISTIAN TONYIA MARIE                               OH           79,963.77     11.000     6.000
106141871    CORSI THOMAS VITO                                    MI           94,276.99     10.125     5.000
106141979    GUNN HERBERT                                         IL          237,373.47      9.250     4.500
106146597    KULIK JOAN                                           IL           67,000.00      9.125     4.500
106149116    FOLTA HELGA K                                        OH          114,750.00     11.250     6.500
106150049    OSORIO ATANACIO                                      MI           22,100.00      9.000     4.500
106150210    MCBRIDE TERRANCE K                                   CO          119,250.00     10.250     5.750
106150882    MARTINO MICHAEL R                                    IL          130,000.00     10.000     6.000
106150926    KNIGHT JOSEPH A                                      AZ          185,000.00      8.625     4.050
106151426    RASBERRY LEO C                                       IL          248,311.43     11.000     6.800
106151533    HIGGINS ORLIE M                                      IL          161,100.00     10.500     5.750
106152008    BURKE THOMAS A                                       OH          350,000.00      9.625     5.000
106152457    BROOKS-STANF CINDA                                   MI           95,200.00     12.375     7.250
106152556    LYNN SHAWN C                                         MI          118,755.27     10.750     4.900
106152748    SIMMONS JESSE                                        IL          101,800.00     10.500     5.750
106153052    SMITH BRIAN GERARD                                   MI           42,400.00     12.000     7.250
106153135    ORTIZ ROSALIE                                        IL           65,000.00      9.750     6.000
106153268    SMITH MICHAEL E                                      IN          320,000.00      9.875     5.000
106153391    PELLETIER MICHAEL J                                  CO          160,000.00      9.750     5.250
106153425    BUCKS JOHN C                                         OH          249,900.00      9.000     4.500
106153698    DEMPSEY GARY W                                       IN          110,000.00     10.250     5.750
106153787    VALDEZ EMMANUEL V V                                  IL          138,700.00      7.125     3.750
106153863    KOSMOWSKI WOJCIECH                                   IL           94,500.00     10.000     6.250
106153910    SPREEMAN STEVE L                                     IL          118,500.00     10.625     7.250
106153937    LEE BEATRICE                                         IL           74,200.00     10.500     5.750
106154249    HAZELTON DANIEL L                                    MI           40,800.00      8.375     3.750
106154340    STIKA BRUCE J                                        IL          139,500.00     10.375     5.750
106154341    TRELLA DANIEL                                        IL           55,200.00     12.875     8.300
106154365    LAIDLER LARRY D                                      MI          180,200.00     11.500     7.200
106154549    STICE FRANK C                                        MI           36,000.00      9.125     5.750
106154680    RUPPERT PAUL                                         IN           40,800.00     11.750     7.000
106154682    THOMPSON JAMES W JR                                  IN          283,400.00     10.250     5.750
106154791    BOYD JO ANN                                          IL           67,500.00      9.125     4.500
106154801    ROSS WILLIE L                                        OH           30,000.00      9.000     4.500
106154872    DOTY LAWRENCE H                                      IN           39,300.00     11.125     6.000
106154948    GRANA GREGORY                                        IL           93,600.00     13.375     8.250
106155100    COOK TERI LYN                                        MI          119,000.00     10.750     6.500
106155194    RINALDI COLEMAN                                      OH          144,000.00     10.250     5.750
106155227    COLEMAN GERALD S                                     OH           78,000.00     10.625     5.500
106155311    KOPPE JEFFREY M                                      IL          120,000.00     12.750     7.500
106155330    GORDON MELISSA L                                     IN           51,000.00     11.750     7.000
106155397    RICHARDSON ELLIS                                     MI           70,800.00     13.000     7.800
106155542    PETRO ALBERT M                                       MI           65,600.00     12.625     7.500


                                                                                                 Page 5 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
106155567    JOHNSON THERESA                                      IL          140,000.00     11.750     6.250
800004608    COHEN ELIYAHU                                        NY          165,806.33     10.625     6.000
800005472    PULLARA GIUSEPPE                                     NY          159,117.55     10.875     6.250
800006082    AUSTIN FAYE                                          NY          116,593.07     12.500     7.000
800014854    MOORE EASTER                                         NJ          109,803.34     11.625     7.000
800023400    PANORA LUIS                                          CT          232,948.26     10.250     5.750
800032153    SUAREZ WILLY MARK                                    NY          246,867.88     10.125     5.500
800046989    WILLIS DONNA                                         CT           76,269.59     10.250     5.750
800048142    MENACHO GUILLERMO                                    VA          109,179.14      9.750     5.250
800049710    MALONE BOBBY E                                       NC           77,799.91     11.000     6.000
800050080    MONDA DANTE J                                        FL           44,385.86     11.000     6.000
800053704    MATHEWS DEBRA S                                      NY           44,878.15     10.750     6.000
800054421    HASKINS GARY                                         NJ           79,725.19      9.625     5.000
800057812    KAPLAN MICHAEL I                                     NY          114,761.52     11.250     6.000
800059206    MYSOREKAR UMA V                                      NY          475,210.57     10.625     6.000
800062259    BROWN RALPH ELMER JR                                 SC           78,849.07      8.625     4.500
800063539    GOLDBERG MARK L                                      VA           71,759.05      9.750     5.250
800070245    MATHENY KATHERINE L                                  FL           69,467.73     12.375     7.500
800071144    ABASTO ROBERTO                                       VA          111,849.54     12.375     7.500
800072290    CUNNINGHAM RAYMOND                                   NJ          148,118.30     10.250     5.750
800074262    EVANS LORRAINE                                       NY          205,310.61      9.750     5.500
800083008    GORDON BRAINARD L                                    PA          123,905.58     10.625     7.250
800089740    MOHN MARGARET I                                      PA          131,483.80      9.000     4.500
800097776    MUGAR STEPHEN                                        FL           68,725.00     11.000     6.250
800097867    PETICCA MARIO                                        PA           39,872.99     10.000     5.250
800104002    COSSABOON ROBERT N                                   PA          205,462.83     10.500     5.500
800107641    FELIX DIMAS R                                        CT           99,414.81     11.750     7.250
800120396    ARCARO DOREEN                                        NY           93,300.60     10.250     6.875
800122855    RAY HARRY C JR                                       FL           46,542.80     11.750     6.250
800123614    JOHNSON THOMAS R                                     SC          381,748.79     11.500     6.750
800129207    DUNCAN ROY D                                         MD          105,477.33     12.000     7.250
800133472    QUILES JOSE                                          NJ          179,616.11     10.250     7.250
800139602    LANDES MARK F                                        FL           68,873.04      9.875     5.000
800140535    LINK JOHN                                            NY          175,746.50      9.750     5.500
800145591    LEARY JOHN M                                         MA          240,866.73     10.375     6.500
800147027    SULLIVAN JAMES T                                     MA          105,225.64     10.375     6.500
800156424    DAVIS NORMAN                                         NJ           90,921.10     12.000     7.000
800160962    CORRADO SANDRA D                                     NY          122,366.77      9.875     6.250
800161861    GRANTHAM DONNELL                                     NY          100,579.20     10.125     6.750
800165664    MCGUIRE THOMAS J                                     NY          120,214.62     11.875     7.750
800167694    VIVIECA RAMONA                                       NY          202,256.46     10.500     5.500
800173510    KUSAKAVITCH JOSEPH                                   PA          117,001.16     10.750     5.750
800178485    ARTHUR FLOYD                                         NY          572,308.55      8.375     5.500
800178865    REDMOND PETER                                        NY          225,181.81     11.500     6.750
800179491    BROWN EUGENE                                         NJ           98,864.61      9.875     6.000
800179848    NASE JAMES S                                         PA           17,978.36     10.500     5.750
800182651    STOLZE CHARLES H                                     VA          119,741.63      9.125     3.750
800182925    BARCA JOSEPH                                         NY           77,936.03     10.375     6.750
800195075    NAVENTA JAIME                                        NY          119,830.67      9.750     5.250
800206336    THOMAS JAMES R                                       NJ           94,400.00     12.875     7.500
800208761    BISHOP FRANK                                         NY          341,856.59     10.250     6.750
800211179    CUCUZZA FRANK                                        NY          592,200.80      9.375     5.750
800214835    KROL WILLIAM F                                       CT           83,973.16     11.500     7.500
800216160    FLAHERTY KEVIN                                       NY           88,000.00     11.375     7.250
800216673    WILLIAMS ROBERT R                                    PA           65,600.00     10.500     5.750
800221459    COFFEY WILLIAM T                                     NY           26,100.00     11.625     7.250
800223166    EMMER BRUCE                                          NY          192,276.35     12.000     6.750
800227142    DELORENZO PAUL W                                     NJ           45,500.00     13.625     7.750
800227951    BARRY STELLA                                         NY          169,600.00      9.000     4.500
800228546    DACRES JOAN                                          NY          127,463.51     12.000     7.500
800233710    VANALPHEN ROBERT                                     NY           79,932.62     10.250     6.750
800238719    LODIN BIBI A                                         NY           68,671.19     10.250     6.250
800239071    BRADLEY HAROLD E                                     NJ          106,865.42     11.125     7.750


                                                                                                 Page 6 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800239295    SEAMAN JEREMY                                        NJ           60,000.00      9.750     6.250
800239303    JAWAHAR HENRY                                        NY          222,253.20     11.375     7.750
800239675    COUNTRYMAN ROBERT J                                  NY           55,185.06     12.250     7.250
800241994    PHILLIPS EDWARD J                                    PA           55,199.59      9.875     7.500
800242604    KLEIN ALEX                                           NY          334,898.69     11.750     7.800
800243545    KLEIN ALEXANDRIA                                     NY          265,894.29     10.500     6.050
800244618    ANGERS MARC D                                        CT          152,500.00     10.250     5.750
800245078    FOREMAN TAMMIE                                       NY           51,920.00     11.250     6.750
800246423    REGA BERNARDINO                                      PA           80,931.78     10.250     6.750
800250326    FURLOW LYNN E                                        PA           49,500.00      9.875     5.000
800251423    CROCKWELL ANDRE                                      CT          133,147.06     10.500     6.875
800251480    MEEKINS RACHEL D.                                    NJ           23,988.34     12.750     7.000
800251696    FERREIRA EUNICE                                      NJ          138,936.37     10.375     6.750
800252207    SCHOCH ROBERT C                                      OH           63,000.00     10.500     5.500
800252587    SANTOS JOSE M                                        NJ          100,000.00      9.750     5.300
800255218    CARRINGTON CAROL                                     NY          184,906.57      9.375     5.800
800258204    BAE PAN CHUL                                         NJ          259,175.82     12.000     7.550
800259913    ROACH FLORA                                          NJ          103,868.78     11.625     8.250
800260218    BECKER ROBERT                                        NY          200,000.00      9.625     5.050
800260226    HERTZLER ANNE E                                      PA           78,625.00      8.625     3.750
800261059    WRIGHT THOMAS                                        NY          131,400.00      9.625     6.050
800261943    MCCLAIN MCDO A DARLENE                               FL          143,100.00     11.500     7.000
800263303    HARKINS KAREN KARTMAN                                PA          113,848.24      9.875     6.250
800263485    MUNDLE PAUL A                                        PA           45,881.26     10.375     7.000
800265803    STAMETS CHARLES W                                    PA           83,216.02     10.375     6.750
800266215    MINCY MICHAEL                                        NJ           99,910.87     11.875     8.250
800266231    KALEM MARGO                                          NJ          170,000.00     11.375     6.900
800270043    SIMKIN ERIC J                                        NJ          172,350.00     10.000     6.500
800271215    TARNEF MICHAEL A                                     NJ           99,906.32      9.750     5.000
800272379    JIMINEZ MARIA                                        NY          116,450.00     12.000     7.550
800273211    BROWN RALPH E                                        MD          357,081.46     10.625     7.000
800273518    PETRICK JOHN R                                       PA           34,000.00     12.875     7.500
800274649    WARD WALTER                                          PA           39,950.00     11.125     6.600
800274961    STINSON JAMES H                                      GA          133,200.00     10.500     5.750
800275570    GELINEAU RICHARD                                     CT           91,838.49     10.500     6.100
800275802    MARTINS ADRIEL V                                     CT          123,152.34     10.625     6.150
800276149    YOUNG KENNETH G                                      PA           63,200.00     12.250     7.300
800276909    WESHNER ERIC                                         NY          100,000.00     11.625     7.000
800277618    LINONIS CHRISTOPHE                                   PA           10,200.00     10.875     6.250
800278491    BARBER RAYMOND                                       NJ           99,913.49     10.125     6.250
800278509    DOUGLAS ANTHONY                                      NY          150,300.00     10.875     5.950
800278566    ROBINSON MARLIN A                                    CT          132,000.00     12.000     7.250
800279408    BASS DANA L                                          PA           48,000.00     11.875     7.050
800280190    BERTOLLO MARK A                                      PA           44,100.00      9.250     4.500
800280497    JONES ANGELLA G                                      NY          249,000.00     11.875     8.500
800281800    WOLFE BARRETT M                                      PA           56,790.00      9.650     5.650
800282253    ARNHEITER THEODORE L                                 NY           58,000.00     11.000     6.000
800283905    BARTHWAITE EARL                                      NY          139,500.00      9.750     6.400
800284366    THORNE MELANIE A                                     PA           31,500.00     10.500     5.750
800284945    KONESKY JAMES B                                      UT          119,200.00     11.000     7.625
800286023    NEGRI CARRIE L.                                      CT          107,100.00     11.125     6.500
800287856    SHAMY JERROLYN                                       AZ           70,000.00      9.750     5.300
800288177    TINGLEY EDWIN V                                      PA           52,000.00      9.375     4.750
800290454    WARNER JEANETTE Y                                    PA           53,740.00     11.750     7.000
800292294    SOBON GEORGE T                                       CT           88,000.00     11.625     7.150
800292930    BRUNO MAUREEN                                        NY          105,600.00     10.750     7.400
800292963    IULIUCCI LOUIS                                       NY           85,000.00      9.625     6.200
800293060    OLSEN MICHELLE C                                     UT           93,600.00     10.750     6.500
800295701    MANNS KEVIN P                                        PA           66,400.00     12.625     7.500
800295735    HAAG MATTHEW J                                       PA           56,000.00      9.750     5.250
800296782    GREENBERG JEFFREY                                    NY           50,000.00     12.750     7.950
800296881    MILLS LEO F                                          PA           51,200.00     10.625     6.050
800297525    STALEY JEROME N                                      PA           85,500.00      9.375     5.750


                                                                                                 Page 7 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800298523    GEORGE FRANCIS M                                     PA           45,900.00     12.500     8.050
800299299    MILES GERALD A                                       UT           76,800.00     12.750     8.000
800301228    GARRIDO FREDDIE                                      NJ          159,000.00     10.125     5.900
800302291    PEKTAS PAUL M.                                       PA           96,000.00     12.625     7.850
800302333    HOWARD J. CHRISTOPHE                                 TX           29,325.00     10.625     6.250
800305930    ANDALORO ANNA                                        NY          125,900.00     10.500     7.150
800306185    DEMARCO DANIELLE                                     NY          157,500.00     11.000     6.800
800307712    LENTZ BRIAN K                                        PA           49,520.00     12.625     7.500
800308827    FRITZ KURT J                                         CT          160,000.00      8.875     5.500
800309619    SCHMUTZ DONNA                                        NJ           59,500.00     11.750     7.550
800310013    GUZMAN JUAN A                                        FL           43,850.00      9.375     5.750
800310633    SARNO VICTORIA M                                     PA           50,400.00      9.750     5.000
800310955    CRICH JOHN T                                         PA           72,000.00     12.875     8.050
800311862    COZINE CHARLES W                                     CO           86,400.00     10.750     7.250
800312167    NEAR LEESA                                           AZ          180,000.00      9.125     4.500
800312241    BOYCE OWEN                                           NJ           88,000.00     13.000     8.300
800314460    WIEGAND DAVID S                                      UT          144,000.00     10.750     6.550
800315806    SNEE THOMAS J                                        NY           38,320.00      9.750     5.250
800315962    OSBURNE EMMA J                                       FL           45,900.00     10.250     5.750
800316846    JAMISON JACQUELINE                                   PA           30,000.00     10.625     5.500
800317885    SMITH MARSHALL G                                     PA           49,500.00     10.500     5.750
800318016    EWALT VALERIE A                                      AZ          175,000.00      8.750     5.400
800321697    RICHBURG MICHELLE A                                  NY          161,500.00      9.750     5.550
800321804    BANKES DAVID                                         PA           51,850.00     11.000     6.500
800321879    KIRK COURTLANDT B                                    CO          181,050.00     10.750     6.375
800322000    RUYBAL KATHLEEN M                                    CO           46,500.00     12.125     6.750
800322083    DIETER DARWIN D                                      PA           93,500.00      9.250     5.250
800322091    RANKIN ANDRE P                                       PA          182,000.00      9.750     5.250
800322521    CARUSO GUY F.                                        MA          138,000.00     10.625     5.750
800322745    GUTIERREZ AC ANTONIO                                 AZ           54,000.00     10.875     6.550
800322943    MOYES QUINN B                                        UT          191,250.00     10.250     6.500
800323412    KOUMANDARAKI JOHN                                    GA          192,500.00      9.500     6.050
800324311    WECKMAN JACQUELINE                                   PA           42,000.00     11.000     6.600
800325433    CHAU MAGGIE                                          CO          136,210.00      9.625     5.000
800325656    SIGNORE TERESA                                       PA          117,000.00     10.250     5.750
800326803    HAWKINS ERIC G                                       TX           80,550.00     10.000     5.750
800328031    RUSSOMAGNO GERARD                                    NJ          350,000.00     10.125     5.800
800331225    WARREN JAMES D                                       AZ           96,000.00      9.000     4.800
800331423    FONTANEZ VICTOR                                      PA           62,100.00     10.375     5.750
800331506    BOWMAN HOWARD W                                      PA           52,000.00     12.375     7.500
800332389    ANKENY STEPHEN B                                     AZ          244,000.00      8.875     5.550
800332652    HINTZE JIM                                           UT          207,000.00      9.500     5.250
800332868    GRIFFIN KENNETH C.                                   AZ           84,000.00     10.750     6.000
800333379    BALDONI MARK J                                       PA           26,350.00     11.125     6.500
800335051    REID PAULINE                                         NY          233,750.00     11.250     7.000
800335119    RYAN JAN ELIZABETH                                   CO          148,000.00      8.250     4.000
800335689    GOODWIN KIM T                                        PA          101,150.00     11.875     7.000
800335986    POPIELARZ ROBERT                                     NY          120,000.00     13.625     8.875
800336059    KNUDSEN ORVEST L                                     PA           87,000.00      8.875     5.250
800336125    DRUCKER JESSE                                        NY           95,625.00     10.375     7.000
800336729    CLEMMER DIANE                                        NJ           71,920.00     11.625     7.250
800337396    WILLIAMS THEODORE M                                  NY          142,950.00     10.875     6.550
800338055    RICHARDS JAMES MICHAEL                               PA          110,160.00      8.375     5.000
800338410    VIGIL ROBERT ANTHONY                                 CO          114,300.00      9.500     5.250
800338972    CUNNINGHAM THOMAS L                                  PA           44,115.00     11.750     7.000
800340697    WILLIAMS RANDALL K                                   PA           76,500.00      9.875     5.000
800341307    SCHOUTEN ROBERT D                                    AZ          168,300.00      9.625     5.400
800341562    MANSON JAMES                                         FL           85,900.00     10.875     6.550
800342032    FIELDS CHARMAIN                                      CO           72,000.00     12.000     7.250
800342149    HANNAN JOSEPH J                                      AZ           62,050.00     10.875     6.550
800342347    CARDILLO LAWRENCE                                    PA           28,000.00     10.500     6.150
800342354    DRDUL DAVID                                          PA           32,000.00     13.000     8.200
800342495    ASANTE AKEEM                                         GA          106,100.00     10.250     5.750


                                                                                                 Page 8 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800342933    NORMAND CATHERINE                                    DE           46,800.00     10.250     5.750
800343279    LITCHMORE ALLEN M                                    NY          218,700.00     10.500     5.875
800344202    PETERS NICHOLAS                                      WA           63,700.00     10.750     6.000
800344640    GORITY THOMAS W                                      PA           48,000.00     11.625     7.000
800345142    BAIN MARTHA S                                        FL           41,850.00      9.625     5.000
800345225    BLALOCK T DIANN                                      GA           54,900.00      9.750     5.550
800346256    RANDALL DEE                                          UT          208,000.00     11.000     6.500
800346389    BROWN RICKIE L.                                      FL           36,000.00      8.750     3.750
800346587    KELLEY PAMELA                                        CO           58,800.00     12.000     7.250
800346702    SEIGHMAN TERRY L                                     PA           46,000.00      9.000     4.500
800347122    NATERA EDGARDO                                       CT           29,600.00      9.750     5.150
800347924    PARKER, ERWIN KENNETH                                FL           82,400.00      9.875     5.500
800348252    SMITH JEFFREY DAVID                                  CO          332,000.00      9.000     4.750
800348419    LEMLER LAWRENCE                                      AZ           75,200.00      8.250     4.850
800349250    DURR PAMELA E                                        GA           67,050.00     10.875     6.250
800349599    CRAWFORD WILLIAM R                                   FL          122,400.00     12.625     7.500
800349698    GERMINSKY ROBERT A                                   NJ          162,500.00      9.750     5.750
800350340    VO MY NGA THI                                        WA          199,750.00     10.750     6.500
800350688    GARTRELL ROGER D                                     CO          117,300.00      8.250     4.000
800351587    POLANCO ROBERT                                       NJ          243,750.00      9.750     5.250
800352676    HOWARD LISA MARIE                                    CO           95,000.00      7.875     5.250
800353112    MOATE LOLA J                                         PA           30,750.00     10.500     5.750
800353468    ELLINGTON DARRELL V                                  FL           54,400.00     11.500     7.900
800356776    BRADLEY BERNICE H                                    PA           37,600.00     10.625     6.250
800356784    REIPRISH MICHAEL K                                   PA          123,300.00      7.125     3.750
800357279    PEREZ RAYMOND                                        PA           98,888.50     10.000     5.500
800357782    FULMORE THEODIS                                      FL           68,000.00     10.875     6.250
800358988    EVERETT TODD W                                       PA          162,000.00      9.750     5.750
800359580    MACKEY DONALD                                        NY          141,525.00     11.375     6.850
800360141    DESMARAIS DAVID M                                    WA          188,800.00      9.500     5.000
800360661    HOWELL GEORGE W                                      GA           80,910.00     10.375     5.750
800362618    RUGER TERRY GEORGE                                   PA          128,308.98     11.500     7.500
800364689    SALERNO TIMOTHY C.                                   FL           59,500.00     10.875     6.500
800366114    FAULKNER HOBART                                      FL          416,000.00      8.750     5.250
800367351    WESTFALL DOROTHY A                                   UT           91,375.00     10.000     6.250
800367682    CASTILLO VICTOR                                      PA          124,800.00     12.125     7.250
800368441    ZAMARRIPA ERASMO                                     WA           72,250.00      8.625     4.250
800370561    GOLPARVAR KUYOMARS                                   NY          155,000.00     10.500     5.750
800375149    RO YOUNG                                             CO          109,170.00      9.250     4.500
-------------------------------------------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                                 32,265,801.78     10.418     6.123

106151477    THAME MAURA                                          NV          120,657.00     10.250     6.000
106151908    HUBBARD THOMAS E.                                    IN           90,000.00      9.875     5.000
106153489    WRIGHT-BURTON YVONNE C.                              MI          122,000.00     10.625     7.250
106153558    GRAHAM WILLIAM C.                                    IL          112,000.00      9.625     5.000
106153638    PRITT MARLIN                                         OH           52,000.00     12.625     7.500
106153906    PIOTROWSKI ZBIGNIEW                                  IL           98,600.00      8.375     3.750
106154026    HANSON DAVID A.                                      MN           92,800.00     11.750     7.000
106154202    BELTRAN, JR. VITO MARCELO C.                         IL          150,000.00      9.875     6.000
106154252    DEL VALLE EDWIN                                      IL          130,000.00     10.125     5.500
106154367    CAMPBELL ROBERT CLAIR                                MI           91,000.00     10.750     5.500
106154474    MULLER JR. ROBERT C.                                 OH          102,000.00      9.750     5.000
106154650    SMITH JR. FREDERICK                                  IL          103,500.00      9.625     6.800
106154657    FORSTON JEANETTE                                     IL           72,900.00     10.250     5.750
106154750    BROWN PHYLLIS                                        IL          106,200.00     11.000     6.250
106154916    JOHNSON STEVEN E.                                    OH           54,000.00      9.875     5.000
106154942    CROWDER TERRY D.                                     TN           39,600.00     11.125     6.500
106154959    JONES KEITH R.                                       IL          137,700.00     11.750     7.000
106155174    FERRELL KEENAN                                       IL          144,000.00     11.000     6.250
106155242    SEGAL NEIL                                           MI           72,000.00     11.625     7.150
106155243    GARRISON II EDWARD T.                                MI           69,700.00     11.000     6.500
106155331    COUCH STEVEN M.                                      IN           67,200.00      8.750     4.250
106155351    BENGOUGH ALFRED                                      OH          135,000.00     10.375     5.750


                                                                                                 Page 9 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
106155485    RIOPELLE STEVEN                                      MI          104,000.00      9.875     5.250
106155515    GLUCKMAN MARK A.                                     IL          450,000.00     10.250     6.500
106155574    KIDD GERALD F.                                       OH           35,700.00     10.625     5.750
106155704    WALKER WILLIAM                                       MI          175,000.00      7.625     4.150
106155795    SHARIF HAMID R.                                      IN           69,600.00      9.750     5.000
106155833    YUTZY ROGER                                          IL           49,300.00     11.000     6.500
106155989    HOAG WILLIAM M.                                      IN           33,800.00     10.500     5.750
106156217    THIBODEAUX DOLORES C.                                IL          120,000.00     12.750     7.500
800198756    SHARRER JAMES A                                      PA           24,000.00     13.500     8.500
800198806    CONOVER GARY R                                       PA          246,500.00     10.000     5.500
800201105    OBAROWSKI MICHAEL                                    NY          120,000.00     12.125     6.700
800207284    BEHMER TIMOTHY L                                     PA           99,600.00     12.500     8.500
800241267    OKKEMA RICHARD W                                     NJ          131,250.00      9.625     6.300
800249658    BLAINE LATHELL                                       NJ          160,000.00     12.250     8.900
800257644    ROUTIE RICHARD                                       NJ          144,000.00     10.375     5.750
800264475    CLEMENS THOMAS G                                     PA          145,780.00      9.000     5.000
800267403    ASH MELVIN S                                         PA          124,500.00     10.250     6.250
800270191    JAMES ROCHELLE                                       NY           84,000.00     13.125     7.650
800272981    ROGERS SHAWN                                         NJ          161,100.00     10.000     6.800
800275513    ALLEN ADOLPHUS E                                     NY          253,800.00     10.500     6.875
800277774    STRONY GREGORY J                                     PA           67,590.00     10.250     5.750
800281313    LAVEYNE VICKI L                                      PA           25,510.00     12.000     8.500
800283152    TOWNSEND GEORGE H                                    PA          160,000.00     13.500     8.550
800285215    CHARLES MICHELLE                                     NY          180,000.00      8.875     4.600
800286734    TORRES ALBA                                          NJ          136,000.00     12.250     8.900
800287245    REYNOLDS KENNETH                                     NY          170,000.00     11.500     7.200
800287542    DOBRIN JEANETTE                                      NY          162,000.00      9.750     6.400
800288938    BRESCIA QUIRINO                                      NY          201,500.00     11.375     6.800
800291437    ZITO MICHAEL C                                       PA           85,500.00     10.875     6.300
800293292    THOMSEN MICHELE                                      NY           59,400.00     12.000     7.200
800293391    HARRINGTON ANTHONY J                                 GA           79,900.00     12.750     8.050
800296063    MCCARTHY THOMAS H                                    NJ          123,250.00     11.375     8.050
800298556    RUTHERFORD ROBERT PAUL                               CO          109,800.00     10.125     6.800
800300915    GELVIN BRIAN MARK                                    PA           90,200.00     10.625     6.250
800301814    LADOTUN MORYAM                                       NY          157,500.00     11.000     6.400
800302648    SINGH BASMATTEE                                      NY          177,000.00     10.875     6.675
800304081    WALTY ELAINE                                         NJ           66,950.00     13.500     8.650
800304255    WALTER ROGER A                                       PA           29,150.00     12.625     7.850
800304735    RAYMOND PATRICK                                      NY          207,000.00     11.375     7.150
800306128    HAMPSON LEONARD J                                    NY           87,975.00     11.875     7.550
800306557    DRURY JAMES G                                        PA           68,000.00     11.250     6.800
800313413    PENA ANTONIO                                         NY          142,400.00     11.625     7.150
800315509    FEARMAN DANIEL J                                     CO          108,715.00     10.375     6.000
800319063    DE ANGELIS GAETANO L                                 PA          134,000.00     10.375     5.750
800321432    AMSTERDAM GEORGE                                     NY          123,000.00      9.375     4.800
800322711    LARWA FRANCIS P                                      PA          143,225.00     11.625     7.300
800324303    DUBREUIL JR ALPHONSE T                               CT          143,000.00      8.750     4.450
800324527    MURRAY JAMES C                                       NY           52,000.00      9.750     5.200
800326993    DELANEY MARIE GIBSON                                 PA           52,800.00     10.625     5.750
800327231    MAFFEI KATHY LYNN                                    FL           68,000.00     11.250     7.500
800330672    EDWARDS DENNIS F                                     CO          209,600.00      7.625     3.000
800334807    HENNE MICHAEL W                                      PA          149,300.00     11.000     6.800
800339681    GETZ TODD                                            CO          145,800.00     10.000     5.750
800340176    DIAS DOMINGOS                                        CT           77,000.00     10.125     5.900
800344723    LATTUGA RICHARD                                      NY          487,500.00     13.500     8.150
800344871    SCHAFFER GLORIA                                      FL           72,250.00     10.750     5.500
800346264    GOINGS NEAL R                                        TX          100,000.00      9.500     5.000
800348609    RIDEOUT TYRONE                                       PA           52,000.00     12.250     7.500
800352171    MCGEE BRUCE J                                        CO           72,250.00      8.875     5.550
800352775    LOWE KRAIG                                           CO          101,600.00     10.500     7.100
800355018    FLORES VIRGINIA G                                    AZ           40,400.00     12.375     8.000
800356024    SWEINHAGEN PAUL B                                    AZ           80,100.00      9.875     6.550
800360877    MAIORANA ANTHONY                                     NJ          216,750.00     11.875     7.550


                                                                                                Page 10 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800364135    SNEAD GREGORY                                        RI           64,000.00     12.125     7.250
800367062    ESPINOSA LESLY                                       AZ           60,000.00     10.875     6.400
800368607    NELSON CAROLE ANN                                    UT          111,200.00      9.875     5.250
800370165    D'ARCY HARRY E                                       GA          184,450.00     11.625     7.000
800373318    SCOTT DANIELA T                                      AZ           81,600.00     10.750     7.300
800381675    WILDEY STACEY E                                      UT          114,000.00      9.375     5.000
-------------------------------------------------------------------------------------------------------------
Loans Funded and not yet in Servicing                                      10,725,952.00     10.751     6.429
Total ARM Loans Funded and Available                                       66,108,513.54     10.518     6.242


                                                                                                Page 11 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
106083842    TOUSANT CHARLES C                                    NY           19,491.20     12.990     0.000
106144056    TOLA DURO                                            CT          103,804.99     12.800     0.000
106144063    RUST RICHARD H                                       ID           35,039.53     12.750     0.000
106147159    HOLOWCZAK MICHAEL                                    NJ          117,000.00     13.950     0.000
106148345    WINTERS ROBERT D                                     CA           64,000.00     13.200     0.000
106148931    DUKE VIRGINIA C                                      UT           42,000.00     12.600     0.000
106149148    WILLIAMS DANIEL D                                    WA           22,658.00     15.600     0.000
106149877    HARTMAN GERALD E                                     CO           21,954.91     11.750     0.000
106150214    METCALF JERRY K                                      IL           82,722.97     11.300     0.000
106150342    KORDISH ANN D                                        OH           71,344.22     11.100     0.000
106150343    WALKER JAMES A                                       MN           74,756.96     14.250     0.000
106150675    HEIL JOHN JR                                         IN           39,800.00     13.350     0.000
106150801    COX R LEE                                            CA           23,000.00     12.500     0.000
106151369    RYAN TROY LEE                                        UT           33,259.00     13.250     0.000
106151943    HECKMAN MARK L                                       NM           35,400.00     12.150     0.000
106152083    MARSHALL DOROTHY A                                   NY           21,000.00     12.100     0.000
106152132    FLETCHER MARK                                        CT          385,000.00     11.100     0.000
106152250    HARRIS BOBBY                                         IN           44,083.69     12.400     0.000
106152332    JERKOVIC TIJANA                                      AZ           39,000.00     11.500     0.000
106152402    TISDALE MARY ELLEN                                   MN           45,700.00     11.800     0.000
106152544    BASTON DANIEL                                        OH           59,984.02     10.150     0.000
106152640    PERRY GEORGE R                                       PA           25,578.43     11.850     0.000
106152702    GIRARDO JAMES N                                      UT           50,000.00     12.600     0.000
106152868    ESPARZA DAVE                                         AZ           28,021.68     12.600     0.000
106153037    MCGOWAN ANGEL B                                      OH           67,447.43     11.550     0.000
106153265    BLOCK JAMES R II                                     WI           41,700.00     11.550     0.000
106153289    STARK TIMOTHY M                                      WA          125,950.00     13.600     0.000
106153323    TILLCHOCK SCOTT                                      NY           38,000.00     10.650     0.000
106153341    BOWLING MICHAEL S                                    OH          104,000.00      9.900     0.000
106153385    TERRELL JEFFRY D                                     CO           33,586.00     11.100     0.000
106153415    GRAFFEO JOSEPH                                       IL           64,300.00     11.600     0.000
106153720    MCGEE ROSIE LEE                                      IL           59,258.81     11.550     0.000
106153757    BROWN CATALINA T                                     IL           53,500.00      9.900     0.000
106154053    STAUB GREGORY A                                      IN           43,000.00     10.900     0.000
106154086    HARRIS LORAINE                                       IL           42,500.00     12.000     0.000
106154107    COTTON EDWARD L                                      IL           38,400.00     10.950     0.000
106154199    WIERSEMA WILLIAM                                     IL           75,600.00      9.500     0.000
106154244    BARAKZAI MIRWAIS                                     NY          217,000.00     10.950     0.000
106154304    OLSON MARIE A                                        WI           33,500.00     11.650     0.000
106154336    TENUT LESLIE                                         IL           28,000.00     13.850     0.000
106154441    CAMPBELL RICHARD E JR                                IN           33,150.00     12.000     0.000
106154450    WATTS ERVIN A                                        IL          103,200.00      9.370     0.000
106154476    HUNTOON GLORIA W                                     IL           27,000.00     10.400     0.000
106154546    PIPER GLEN W                                         IL          123,400.00      9.700     0.000
106154547    KURZAK ANDY                                          IL           78,000.00     12.400     0.000
106154581    KWEMBE TOR A                                         IL           21,217.00     10.000     0.000
106154685    GALLEGOS MARIA                                       IN           19,900.00     11.750     0.000
106154752    WILLIAMS VERLIN J II                                 OH           67,500.00     11.500     0.000
106154754    BIVENS EDGAR                                         IL           56,200.00     11.850     0.000
106154785    DADLANI ANDY J                                       IL           29,000.00     12.350     0.000
106154803    SMOLARCZYK JOHN                                      IL           75,000.00     10.250     0.000
106154849    BROWN CATALINA T                                     IL           52,400.00      9.900     0.000
106154853    SEHL GERALD L                                        MI           32,800.00     14.500     0.000
106154938    WILSON DANIEL                                        MI           44,100.00     10.850     0.000
106155247    HOLT CHARLENE                                        IN           28,000.00     10.150     0.000
106155273    CHICHESTER LEWIS G                                   WA           37,250.00     11.600     0.000
800064263    MASSARO SALVATORE                                    NY           34,975.63     11.100     0.000
800099012    STIRES ROBERT A                                      FL           24,858.54     10.750     0.000
800131088    WASHENBERGER JEFFERY A                               VA           24,990.00     13.350     0.000
800139545    GALL FRANK                                           FL           10,639.90     11.500     0.000
800139610    SMITH DERRICK                                        NY          211,814.80     11.500     0.000
800148603    HUTCHISON JANE                                       CT           21,295.65     13.500     0.000
800198822    SUAREZ MARCOS                                        MA           52,382.49     11.300     0.000


                                                                                                Page 12 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800215147    DRAKE RAYMOND A                                      NJ          158,950.00     12.800     0.000
800219925    VAUGHAN CHRISTOPHE W                                 NJ           25,766.52     12.750     0.000
800225096    HAMMON DOUGLAS J                                     FL           22,500.00     12.750     0.000
800236283    O'NEAL HARVEY C                                      FL           41,815.36     10.050     0.000
800236564    JOSEPH KETTLY M                                      NY           16,840.00     14.000     0.000
800236721    MESSINA SALVATORE                                    NY           71,000.00      9.900     0.000
800243495    SAULSBURY ROBERT H.S.                                NY           57,400.00     10.050     0.000
800245334    GOURDINE CHARLES A                                   FL           14,327.42     11.490     0.000
800246043    KURILOFF FLOYD M                                     VA          150,000.00     13.250     0.000
800246589    ROMANO FRANK J                                       CT           40,000.00     11.900     0.000
800252058    ANNUTTO LISA J                                       NY           25,961.86     10.850     0.000
800252678    TRIPP BRADFORD                                       NY          142,500.00     11.400     0.000
800253676    DUELL WILLIAM J                                      NY           55,780.86     10.375     0.000
800254617    MAY KEVIN E                                          SC           99,200.00     11.800     0.000
800256877    SCHILLACI JOHN P                                     NY           14,737.00     12.250     0.000
800257453    MILLER JEFFREY G                                     FL           30,900.00     10.990     0.000
800257503    KIM MAL SOON                                         NY          113,500.00     13.150     0.000
800257594    KIM EUN YOUNG                                        NY           27,250.00     13.200     0.000
800258147    DAVEY DANIEL M                                       CT           10,383.00     13.990     0.000
800259541    MORRIS MICHAEL KEVIN                                 NC           54,000.00     11.800     0.000
800260051    PASQUA PATRICK                                       NJ           19,499.24     12.600     0.000
800261547    GUSTAFSON CLEVA M.                                   FL           54,000.00     12.300     0.000
800263337    YALANIS ANASTASIOS                                   CT           20,161.99     12.650     0.000
800263618    ANDERSON CLIVE                                       NY          133,000.00     11.750     0.000
800263899    LUTZ RONALD F                                        PA           44,800.00     14.600     0.000
800264368    BATY MICHAEL                                         FL           25,096.51     12.450     0.000
800265035    ORLANDO LYNN CYNTHIA                                 CT           24,881.51     11.650     0.000
800266587    JIMENEZ DULCE                                        NY          104,969.89     11.990     0.000
800266827    WILLIAMS M MIA                                       PA           45,750.00     12.250     0.000
800267221    SHANNON KATHERINE                                    NY           31,000.00     12.950     0.000
800267809    MCFADDEN JOAN                                        SC           59,311.07     12.750     0.000
800269854    HANNIGAN CHARLES A                                   NY           34,500.00     10.600     0.000
800270092    LEBRON SIFREDO                                       NY          204,000.00     11.500     0.000
800270266    MARTIN LOUIS E                                       SC           59,945.21     12.750     0.000
800274524    HINES REGINALD L                                     FL           38,200.73     12.850     0.000
800275430    WHITE ALMON E.                                       MA           25,000.00     13.600     0.000
800275760    GRIMSHAW RICHARD G                                   NY           25,000.00     12.750     0.000
800276073    NAGY LINDA M                                         PA           21,000.00     10.900     0.000
800278590    LEWIS HARRY A                                        MI           26,100.00     11.050     0.000
800279143    ROWELL PETER A                                       MD          396,500.00     11.500     0.000
800279721    CAMPOS EVER                                          NY           97,500.00     12.500     0.000
800279820    MENEGATOS NIKOLAUS                                   NJ           90,190.00     12.100     0.000
800280075    URQUHART KAY                                         FL           36,221.43     11.300     0.000
800280166    GARCIA JOSE M                                        PA           37,969.92     10.800     0.000
800281669    FAZZI SANDRA M                                       FL           61,200.00      9.650     0.000
800282469    ROWAND RICHARD R                                     GA           18,888.23     15.490     0.000
800286171    MERRITT RHONDA L                                     FL           28,000.00     12.550     0.000
800286320    CASELLA STEPHANIE                                    PA           98,296.15     13.250     0.000
800286791    ROBINSON JUANITA                                     FL           32,883.08     10.850     0.000
800286809    PUNO EDUARDO A                                       NY           60,000.00     12.450     0.000
800287229    ROSSELLI THOMAS                                      NY           28,500.00     10.550     0.000
800287575    WRIGHT CHARLES E                                     UT           16,475.00     11.750     0.000
800287898    CHILLEEN EDOUARD R                                   AZ          336,000.00      9.950     0.000
800288375    TAYLOR, ALBERT THOMAS                                NC           81,600.00     12.150     0.000
800289068    BLACK WILLIAM REX                                    AZ           57,398.39     13.300     0.000
800289522    STOYAK JESSIE D                                      CT           40,000.00      9.150     0.000
800290579    NEAL CHRISTOPHE                                      FL           20,832.00     11.600     0.000
800292492    GATELY WILLIAM J.                                    MA          100,250.00     12.100     0.000
800293151    STEINBERG CHARLES E                                  CT           87,000.00     12.050     0.000
800293532    STANTON MICHAEL J                                    PA           15,000.00     11.800     0.000
800293771    COGSWELL JAMES K                                     GA          154,000.00     12.000     0.000
800296048    BRAMHALL MICHAEL J                                   NJ           18,900.00     12.990     0.000
800296212    BROWN WILLIAM L                                      PA           28,900.00     11.750     0.000


                                                                                                Page 13 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800296337    BROCKMAN CARL K                                      FL           51,000.00     11.050     0.000
800296386    EDMONDS BETTY JANE                                   CT           51,000.00      9.400     0.000
800296816    WATROUS KENNETH W                                    FL           33,823.56     12.850     0.000
800296972    HAN THOMAS H                                         NY           63,000.00     13.800     0.000
800297129    DE MELLO ELISA                                       RI          103,700.00     11.850     0.000
800297152    BROTHERTON WILLIAM H                                 GA          216,750.00     11.600     0.000
800297624    WILLIAMSON ARTHUR G                                  PA           42,500.00     11.600     0.000
800297871    PRUSH LINDA S                                        NY           43,498.00     12.850     0.000
800298416    MONACO ROBERT P                                      NY          280,000.00     14.100     0.000
800298440    CASTRO ROMEO N                                       CA           45,300.00     12.100     0.000
800298648    WORSLEY RANDY K                                      UT           20,000.00     11.600     0.000
800298689    WOODSON FREDERICK D                                  MN           23,000.00     12.000     0.000
800298713    TAPPAN ROY G                                         MI           67,500.00      9.650     0.000
800298952    GAMBLE MONTY L                                       OR           23,012.00     13.350     0.000
800299083    WADDELL CHARLES E                                    MO           52,061.00      9.900     0.000
800299273    DAVIS DENEAL MAY                                     UT           21,100.00     12.600     0.000
800299869    PATOUHAS VASILIOS A                                  NJ           68,000.00     11.400     0.000
800300113    ALLSBERRY RAY ANTHONY                                VA           46,750.00      9.900     0.000
800300170    FRY HARRY                                            NJ           20,610.43     11.850     0.000
800300337    PEKALA SUSANN M                                      PA           25,500.00     11.150     0.000
800301038    BENSKIN REYNOLD                                      NY          148,000.00     10.900     0.000
800302267    ELLIS ZENOBIA                                        NC           17,945.00     11.500     0.000
800302598    GAMEZ FELIPE A                                       CO           31,000.00     13.850     0.000
800303406    AGUIRRE MARITZA P                                    FL           38,700.00     12.500     0.000
800303661    REID MELISSA J                                       AZ           28,500.00     11.600     0.000
800303695    HARKNESS ANNETTE D                                   CO           16,000.00     12.700     0.000
800304461    PERRONE ALBERT E                                     NJ           75,000.00     11.850     0.000
800304594    NOVAK GARY W                                         CT           26,000.00     11.990     0.000
800306342    JACOBSEN MICHELE T                                   FL           29,750.00     11.600     0.000
800306359    CALDERON JUAN                                        PA           36,000.00     11.400     0.000
800306524    WILLIAMS GREG                                        PA           39,950.00     12.300     0.000
800307019    MORELAND JAMES B                                     PA           35,700.00     10.600     0.000
800307092    GLYNN R. ALLEN                                       MI           48,600.00     10.900     0.000
800307704    COHEN DON A                                          CA          140,250.00     11.850     0.000
800308272    LINDO CAROL M                                        NY          136,000.00     12.500     0.000
800308496    GRIFFITH EDGAR A                                     PA           47,000.00     11.750     0.000
800308835    CLARK CECILE C                                       FL          100,000.00     10.850     0.000
800309221    MATTHEWS JERRY A.                                    NC           48,000.00     10.900     0.000
800309320    MONTANI GUY R                                        AZ           20,700.00     11.550     0.000
800309387    SCOTT JERRY W                                        PA           35,000.00      9.650     0.000
800309429    GREGORY JAMES M                                      WA           42,000.00     10.900     0.000
800310468    HARRIS JAMES M                                       OR           37,720.00     11.150     0.000
800311177    KOLEN EDWARD                                         NJ           38,250.00      8.900     0.000
800311235    BARNES CYRIL P                                       FL           10,000.00     11.650     0.000
800312043    STEWARDSON ROBERTA S                                 CO           50,000.00     10.350     0.000
800312126    KHAN MOHAMMAD                                        NY           15,000.00      9.250     0.000
800312985    HENRY MARK D                                         PA           49,600.00     12.850     0.000
800313108    ROMICH JAYME A                                       PA           40,000.00     13.350     0.000
800313306    BRISARD LUC                                          NY          216,750.00     12.750     0.000
800313769    MORRIS JAMES L                                       CO           95,200.00      9.900     0.000
800314155    ATKINS JAMES H                                       FL          170,000.00     10.150     0.000
800314304    PANIO FRANCINE                                       NY           69,700.00     12.600     0.000
800314973    BLEVINS SCOTT K                                      FL           17,841.00     14.650     0.000
800315269    MARTINEZ GEORGE K.                                   FL           20,398.00     12.600     0.000
800315293    PEPE MARTIN A                                        PA           24,500.00     12.750     0.000
800316184    WRIGHT CHARLES                                       FL          105,400.00      9.000     0.000
800316507    SCHOENEWOLF STEVEN H.                                NY           67,150.00     11.850     0.000
800316713    KOSTENBORDER KENNETH J                               OR           37,000.00     10.150     0.000
800316747    LOCKHART GREGORY                                     CT          135,900.00     10.300     0.000
800316820    BEEBE ANDREAS                                        VA           77,500.00     11.150     0.000
800316911    MCCOTTER BETSY A                                     NY           48,750.00      9.250     0.000
800317323    RUSSELL DAN                                          NC           20,800.00     11.700     0.000
800317968    HEATH LORI J                                         CT           27,000.00     12.500     0.000


                                                                                                Page 14 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800318008    PEREZ VIRGINIA                                       NY           75,000.00     13.000     0.000
800318024    BOMMER WILLIAM R                                     OH           62,200.00     11.000     0.000
800318172    FIORDALICE MARY LOUISE                               NY           76,240.00     10.750     0.000
800318396    FAIDLEY ARVILLA                                      MD          103,200.00     13.350     0.000
800319022    PAPASIMAKIS PAUL                                     NY           16,700.00     12.900     0.000
800319311    COULOMBE KEVIN C                                     FL           19,000.00     11.150     0.000
800319659    JACOBS LLOYD                                         NY           23,000.00     11.750     0.000
800319782    CHASE NOLA                                           UT           41,944.00     10.750     0.000
800320145    ELDER GARY G                                         FL           58,400.00     13.100     0.000
800321036    CANNIZZARO VICTOR                                    PA           13,990.00     12.600     0.000
800321887    GARCIA NESTOR RAUL                                   NY          133,000.00     10.400     0.000
800321929    DEGUZMAN ALFREDO T.                                  MD           23,000.00     12.600     0.000
800322430    BOUCHER EDWARD M                                     CT           20,300.00     11.750     0.000
800322737    BUONAIUTO THOMAS                                     NY           51,500.00     11.250     0.000
800322802    JONES JOHN P                                         FL           32,200.00     12.000     0.000
800323016    KUCZINSKI MICHAEL                                    NY          171,000.00     11.550     0.000
800323156    GRAY DENNIS                                          AZ           41,000.00     11.700     0.000
800323602    BROOKS PATRICIA L                                    PA           48,540.00     12.600     0.000
800323693    KOWZUN TADGIO T                                      NJ           25,195.00     12.450     0.000
800323859    KOCEJA CLARINDA                                      FL           60,000.00     11.150     0.000
800324253    BAGGA GEETIKA                                        NY           28,000.00     13.500     0.000
800324477    VERDE SALVATORE                                      NY           38,730.00     11.150     0.000
800324600    BURKES ARTIE                                         FL           30,000.00     10.000     0.000
800324618    HAWKINS SAMUEL                                       NY          138,125.00     11.500     0.000
800324865    EATON DIANA L                                        MO           16,155.00     11.400     0.000
800325359    SMALL RACHEL                                         FL           18,000.00      9.750     0.000
800325540    CROSSMAN JUDITH A                                    RI           26,550.00     11.350     0.000
800325680    KAIGHIN MYRTLE N                                     MO           56,010.00      9.650     0.000
800326878    RASMUSSEN LARRY ALLEN                                CO           33,652.00     13.850     0.000
800327306    RAMOS LIDYS                                          FL           80,400.00     12.350     0.000
800327322    SCHOMMER PHILIP E                                    PA           22,500.00     13.250     0.000
800327637    BROWN PEGGY LINN                                     FL           36,750.00     12.950     0.000
800328296    PYLANT FRANK                                         GA           21,297.00     11.400     0.000
800328379    CASSON CHARLES B                                     WA          115,000.00     10.850     0.000
800328684    SORENSEN WILLEMINA                                   UT           25,000.00     12.700     0.000
800329005    KEATING MICHAEL T                                    CO           22,000.00     11.400     0.000
800329203    SINCLAIR KEITH                                       OH           45,750.00      9.650     0.000
800329286    YONKIN DAVID J                                       FL           58,600.00     12.100     0.000
800329344    RITCHIE JAMES WILLIAM                                FL           79,500.00     10.350     0.000
800329831    BIHUN HAZEL L                                        PA           44,000.00     10.250     0.000
800330425    SCHMIDT GLENN A                                      WA           16,550.00     12.000     0.000
800330565    HALL VALLI RENE                                      FL           30,000.00     11.350     0.000
800330789    MELBOURNE CYNTHIA A                                  FL           37,000.00     11.150     0.000
800330854    WIES MICHAEL R                                       MO           29,640.00      9.500     0.000
800331076    RUIZ CARLYN M                                        CO           51,840.00     11.200     0.000
800331282    WEINBERG ROBERT J                                    NY          185,000.00     11.900     0.000
800332090    MOZZONE THOMAS W                                     NJ           80,000.00     14.000     0.000
800333270    BARBER MIRIAM H                                      NY           25,000.00      9.250     0.000
800333296    A PERREAULT PAUL                                     AZ           79,900.00     12.150     0.000
800333627    THOMAS REBA J.                                       FL           39,000.00     10.950     0.000
800333841    ROBINSON EASTER                                      NY          139,500.00     11.600     0.000
800334666    TERRY VICTORIA                                       FL           22,400.00     12.100     0.000
800334674    BLATCHLEY FRANCIS                                    CT           60,000.00     11.100     0.000
800334682    GIFFORD TERESA LYNN                                  FL           36,000.00      9.600     0.000
800334732    HARRIS JERRI A.                                      FL           27,000.00     10.000     0.000
800334849    MCCANN DIXIE                                         UT          125,000.00     10.250     0.000
800335150    MITCHELL J CHRIS                                     ID           25,000.00     11.150     0.000
800335366    PENDELTON TRACY R                                    UT           54,000.00     12.850     0.000
800335853    FRASCA THOMAS A.                                     MO           99,000.00     10.900     0.000
800336281    NOLAN JOHN E                                         FL           35,730.00     10.500     0.000
800336414    PAPADOPOULIS KALLIOPI                                NJ           22,725.00     13.150     0.000
800336612    WALLACE LORA ANN                                     GA           52,000.00      9.500     0.000
800337016    SINCLAIR LACY L                                      FL           55,222.00     10.650     0.000


                                                                                                Page 15 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800337636    LAZZARUOLO RANIERO                                   NY           41,900.00     11.600     0.000
800337982    HULTS WALLACE R.                                     NY           48,200.00      9.750     0.000
800338006    BRYAN LEO HARPER                                     FL           15,779.00     10.250     0.000
800338063    RIZZO JOSEPH F                                       GA           32,000.00     10.400     0.000
800338139    CHOW PETER S M                                       OH           21,700.00     10.450     0.000
800338196    LIVINGSTON FRANCIS E                                 PA           16,626.00     11.100     0.000
800338923    GNJIDIC MARINKO                                      FL          104,400.00      9.900     0.000
800339467    ROWE CYNTHIA H.                                      FL           20,600.00     11.100     0.000
800339574    MCKEAN JEFFRY                                        UT           75,600.00     11.400     0.000
800340184    HEDGER RAYMOND C                                     PA           58,000.00     10.500     0.000
800340820    RAZNY DAVID E                                        SC           25,000.00     11.750     0.000
800340945    SILVEY JEFFREY G                                     CO           26,500.00     11.850     0.000
800341257    VITALE BEVERLY                                       NY           24,000.00     11.100     0.000
800341489    DUNCAN WILLIAM R                                     FL           39,250.00     11.650     0.000
800341711    PAOLI MICHAEL D                                      FL           27,500.00     11.450     0.000
800342164    CABAN JOSE A                                         PA           59,500.00     10.150     0.000
800342396    CREVAR MARGARET A.                                   NC           26,900.00      9.750     0.000
800342594    KALAFATIS POPI                                       FL           60,350.00     10.100     0.000
800342966    GREEN JANICE P W                                     MD          127,500.00     12.100     0.000
800343055    BURKS STEPHANIE A.                                   FL           13,500.00     12.600     0.000
800343345    PHONGSAVANG SOMSACK                                  CO           48,784.00     11.350     0.000
800344061    MORALES JOSE M.                                      FL           56,700.00     10.650     0.000
800345340    GRANDPRE CYNTHIA A                                   CT           37,200.00     14.000     0.000
800345563    XANOUBANE DALA                                       CO           18,339.00     13.750     0.000
800345597    FOSS ROBERT A                                        NV           17,090.00     11.500     0.000
800346074    DINSMOOR MARJORIE E.                                 FL           11,300.00     11.850     0.000
800346181    SLAYTON TAMARA                                       FL           36,645.00     11.350     0.000
800346801    FRANCIS TIMOTHY                                      NY           15,000.00     12.150     0.000
800346934    KOTOUCH RICHARD W                                    PA           49,000.00      9.750     0.000
800347304    HARRIS SYLVIA                                        MD           33,800.00     10.700     0.000
800348039    YELLIN LINDA                                         CO           30,000.00     10.600     0.000
800349144    BREYMEIER ROBERT                                     PA           75,000.00      9.500     0.000
800349664    GRINNELL ALAN C                                      UT           29,811.00     13.200     0.000
800350043    JONES PHILLIP A                                      WA          100,000.00     11.150     0.000
800350167    TAYLOR DEBORAH L                                     CO           68,800.00     11.375     0.000
800352452    IRWIN DENNIS M                                       FL           66,300.00     12.100     0.000
800353245    ALLEN PHILLIP                                        NC           51,000.00     10.800     0.000
800354631    OBRIEN HOLLY                                         AZ           39,713.00     11.600     0.000
800357477    HOBERT MARK R                                        FL           35,000.00     11.350     0.000
-------------------------------------------------------------------------------------------------------------
Loans tagged for 1st Subsequent Transfer                                   16,726,829.21     11.558     0.000

106073024    WATKINS ROSETTA L                                    MD           44,488.54     13.200     0.000
106139634    WALKER CHARLES R                                     UT           27,584.55     15.350     0.000
106142347    WOODARD GERRY                                        MI           42,000.00     13.600     0.000
106145260    THOMAS JANICE L                                      DC           88,549.23     13.700     0.000
106148941    WOOLLEY DONALD                                       AZ           16,000.00     12.900     0.000
106150029    TUR LARRY                                            KY           35,700.00     13.000     0.000
106150845    MELTON DEBRA S                                       KY           12,800.00     15.365     0.000
106150851    FRANEY DANIEL J                                      MN           39,900.00     12.275     0.000
106151052    TURNBULL ROLAND G                                    AZ           13,200.00     14.000     0.000
106151095    ARVILA MARY L                                        MN           46,100.00     12.275     0.000
106151297    VREELAND DONALD R                                    NJ           78,200.00      9.125     0.000
106151422    TERRY L CAROL                                        MN           32,600.00     12.525     0.000
106151510    HAAN MARK R                                          MN           83,300.00     12.775     0.000
106151641    GRONHOY CURTIS M                                     MN           56,000.00      9.500     0.000
106151664    WELLWERTS ANTHONY J                                  IL           25,000.00     11.850     0.000
106151753    SANTANGELO JANE                                      NJ           73,800.00     11.990     0.000
106151870    MCLAUGHLIN ARDYTH A                                  OR           34,800.00     10.500     0.000
106151875    WANNEMACHER SHIRLEY                                  OH           26,500.00     12.925     0.000
106151883    FATLAND MICHAEL W                                    MN           29,000.00     11.275     0.000
106151988    LAWTON RALPH D                                       MN          115,700.00     10.375     0.000
106151991    HOWARD MICHAEL L                                     KY           57,900.00      9.320     0.000
106151997    ZIGLER JAMES B                                       MN           34,000.00     11.875     0.000


                                                                                                Page 16 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
106152000    SIEMEN JOHN J JR                                     OH           41,300.00     13.525     0.000
106152002    GOLDSTEIN ALLAN D                                    MN          208,200.00     12.775     0.000
106152139    DIPASQUALE MICHAEL D                                 AZ           16,169.08     12.500     0.000
106152225    VANDEN BOSCH                                         MN           51,700.00      9.410     0.000
106152234    PAGE DAVID R                                         KY           40,800.00     10.275     0.000
106152235    SEXTON TERI L                                        KY           21,000.00     10.875     0.000
106152270    HIDALGO MARK C                                       AZ          110,000.00     10.550     0.000
106152374    JOHNSON MITCHELL D                                   MN           13,000.00     13.125     0.000
106152379    AHLNESS JOANNE R                                     MN           15,600.00     11.625     0.000
106152406    MCPHERSON HARRIETTE                                  IL           26,000.00      9.600     0.000
106152409    RENO MARIANNE                                        MN           21,500.00     13.125     0.000
106152413    WERMERSKIRCH DANIEL P                                MN          168,000.00     10.625     0.000
106152633    WHITE TERESA R                                       NY           46,200.00     11.875     0.000
106152638    FANELLI GERALDINE MARY                               NJ           18,300.00     11.025     0.000
106152641    COLEMAN MARY H                                       NJ           83,200.00      9.090     0.000
106152668    PENNINGTON CHUCK R                                   KY           96,000.00      9.410     0.000
106152755    NELSON JAMES R                                       MN           11,900.00     11.875     0.000
106152756    MCMANUS JC                                           KY           65,600.00     10.625     0.000
106152817    SUMNERS CARLTON                                      NJ          236,700.00     11.625     0.000
106152829    HATTERY JOY A                                        OH           10,600.00     10.875     0.000
106153000    DUNN RONALD J SR                                     NJ           12,700.00     11.875     0.000
106153013    BARTELT JANICE J                                     WI           25,200.00     11.875     0.000
106153015    ULRICH KEVIN M                                       KY           15,300.00     13.125     0.000
106153016    WHITING MARGARET A                                   IL           25,200.00     11.025     0.000
106153023    EVANS JAMES R                                        OH           44,800.00      9.650     0.000
106153122    JONES MICHAEL D                                      OR           59,400.00     13.300     0.000
106153143    HEINISCH TERESA A                                    KY          103,600.00     10.525     0.000
106153144    HEINISCH TERESA A                                    KY           13,600.00     10.625     0.000
106153145    SIPLE KEVIN M                                        KY           27,000.00     13.125     0.000
106153146    LEVANDOSKI MICHAEL T                                 MN          124,000.00     10.525     0.000
106153218    BERNSTEIN SHELDON                                    NY           88,100.00     10.875     0.000
106153239    CROSS MONICA L                                       KY           19,300.00     11.875     0.000
106153332    KAUL KRISTI P                                        MN           30,000.00     12.525     0.000
106153335    EVANS EDMUND L                                       OH           67,000.00      9.695     0.000
106153361    EPPERSON DENNIS D                                    IN          157,500.00     10.650     0.000
106153412    MORRISON CONSTANCE A                                 WI           25,200.00     10.125     0.000
106153455    HORTON KAREN                                         NJ           21,000.00     10.875     0.000
106153456    GLAPION THOMAS A                                     NJ           79,400.00     10.375     0.000
106153457    DI GUILMI DONNA LEE                                  NJ           14,700.00     10.875     0.000
106153458    MANSILLA JUDITH A                                    NJ           17,700.00     10.875     0.000
106153459    REAGAN DENNIS R                                      NJ           17,600.00     11.625     0.000
106153460    TOMCHUK RICHARD                                      NJ           56,700.00     12.375     0.000
106153463    FARLEY EILEEN D                                      NJ           40,300.00     10.625     0.000
106153466    SIENKIEWICZ EDWARD                                   NJ          107,100.00     11.875     0.000
106153467    LELLAHI HOSSEIN                                      NJ           54,600.00     13.000     0.000
106153483    MILLS ALEX W                                         NJ           18,000.00     11.875     0.000
106153515    ROBERTSON JAMES J                                    MN          107,700.00      9.320     0.000
106153517    BRANNIN BARBARA L                                    KY           75,800.00     11.125     0.000
106153527    RUSSELL JOYCE V V                                    WI           58,900.00     10.375     0.000
106153532    HORTON THOMAS J                                      IN           47,600.00     11.525     0.000
106153609    BALLINGER BARBARA                                    NJ          100,400.00     11.375     0.000
106153616    WEFLEN BARBARA E                                     MN           18,000.00     11.875     0.000
106153713    MIZACK SUSAN                                         NJ          122,000.00      9.010     0.000
106153722    OLSEN ANDREW K                                       MN           19,100.00     12.125     0.000
106153736    MORRIS BARBARA JEAN                                  KY           31,200.00      9.250     0.000
106153743    ANDERSEN ROBERT L                                    MN           79,800.00     11.625     0.000
106153785    PRAMBERGER JOHN P                                    NJ           38,300.00     11.875     0.000
106153904    DOYLE JOHN F                                         NY           39,900.00     12.375     0.000
106153917    SAIN MICHAEL D                                       MN          104,700.00      9.445     0.000
106153918    SAIN MICHAEL                                         MN           20,800.00     10.375     0.000
106153919    KLEIN JERRY D                                        WI           22,500.00     10.875     0.000
106153923    HERLITZ JANE A                                       WI           16,700.00     13.875     0.000
106153924    BARNFIELD MARILYN R                                  IL           93,300.00     11.025     0.000


                                                                                                Page 17 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
106153935    LAWTON RALPH T                                       MN           13,400.00     11.875     0.000
106153972    SEPPANEN PETER A                                     NY           29,000.00     10.625     0.000
106153976    DEMERS ROBERT                                        NY           21,300.00     11.625     0.000
106153982    HAIGHT SHARAN R                                      NY           15,500.00     10.875     0.000
106153991    BARTZ FRANK C                                        IN           27,100.00     12.625     0.000
106153992    BADZINSKI JAMES P                                    MN           21,500.00     10.875     0.000
106153995    HARDISON ROBERT F                                    IL           34,000.00     12.125     0.000
106154064    DUNLEAVY DAVID A                                     MN           17,700.00     13.125     0.000
106154066    LOUWAGIE STEVEN P                                    MN           39,500.00     10.875     0.000
106154102    TAYLOR KIM                                           NJ           18,200.00     11.875     0.000
106154105    DE GENNARO JR                                        NJ           15,200.00     10.625     0.000
106154112    HOBSON RANDALL E                                     IN           14,000.00     12.125     0.000
106154120    BUTLER ROLAND JR                                     KY           39,500.00     10.375     0.000
106154138    POLANSKI KIM                                         OH           36,000.00     12.100     0.000
106154181    GOSCH JEFFREY F                                      WI           62,600.00     11.625     0.000
106154208    PANNARALE VICTOR                                     IL           24,000.00     11.150     0.000
106154265    CONN JAMES M JR                                      IN          126,000.00     10.625     0.000
106154270    PITTS JOAN                                           IL           40,000.00     10.500     0.000
106154327    DONOVAN MICHAEL F                                    IN           32,800.00     12.500     0.000
106154349    MOSER JEFFERY C                                      IL           20,000.00     11.650     0.000
106154380    CHANEY EVETTE R                                      NJ           34,400.00     12.125     0.000
106154381    LEE JAMES W                                          NJ           72,700.00      9.625     0.000
106154454    HARMELINK DAVID J                                    WI           75,600.00      9.195     0.000
106154458    HUMMITZSCH DELORES A                                 WI           54,700.00     11.990     0.000
106154459    GUTH ANTHONY                                         IN          103,200.00      9.320     0.000
106154605    WELK THOMAS                                          OH           19,000.00     11.650     0.000
106154621    HALENA KAREN L                                       WI           44,500.00     10.625     0.000
106154640    ISKIERKA EDWARD W                                    MN           20,200.00     11.625     0.000
106154654    SINKS LUCILLE M                                      IL           47,100.00     12.350     0.000
106154700    POLEY BARBARA                                        NJ           69,300.00     10.375     0.000
106154710    GRIMES ROGER                                         IN           75,000.00     14.000     0.000
106154716    SIATKOWSKI MARK                                      NY           63,800.00     10.625     0.000
106154841    BLOXTON WILLIAM E                                    KY           59,000.00     12.775     0.000
106154937    BINGHAM RONALD W                                     MI           36,500.00     10.150     0.000
106154956    COTTRELL SHARON L                                    OH           64,600.00     13.600     0.000
106155111    KILGORE ROBERT M                                     IN           15,000.00     11.650     0.000
106155196    SMITH CLARENCE                                       IL           25,000.00     11.350     0.000
106155496    FOX VERMON C                                         IL           87,500.00     11.100     0.000
106155712    MARION ROBERT L                                      IN           48,400.00     11.850     0.000
106156110    MACLAURY DONNAH                                      NY           51,800.00     10.975     0.000
800001620    BOUVIER ARTHUR L JR                                  CT           24,119.59     11.750     0.000
800001851    JASON RICK                                           NY           59,514.04     10.450     0.000
800005456    SECOLA JOSEPH P                                      CT           38,923.15     12.400     0.000
800013716    WILLIAMS H GENE                                      VA          112,503.72     10.950     0.000
800022055    SNELL REATHA                                         NJ           64,471.86     12.950     0.000
800022345    ODEWALE SHOLA M                                      RI           33,529.24     13.750     0.000
800024804    WILSON CARL                                          VA           56,617.97     12.950     0.000
800045213    HYNES ROBERT J                                       RI           29,749.28     10.500     0.000
800046997    SKROBOT JAMES F                                      NC           28,534.01     11.750     0.000
800049066    WINKLHOFER ELLEN                                     NY           27,312.76     10.750     0.000
800057721    ARMSTEAD DAVID JR                                    NY           89,289.12     12.600     0.000
800064644    KENNEY JOHN C                                        MD           55,395.00     11.150     0.000
800071367    CHERVINSKI KATHLEEN E                                FL           13,838.29     11.900     0.000
800072324    HAAS JOHN E                                          PA           21,922.73     10.750     0.000
800077034    YANES JOSE ANTONIO                                   NY          187,945.26     12.250     0.000
800077315    RIVERA DENNY                                         FL           80,728.79     10.750     0.000
800081226    MINFORD SONDRA A                                     PA           30,799.94     11.750     0.000
800085797    JUMP ROBERT G                                        FL           23,445.09     12.750     0.000
800099095    LIAKIOTIS DIMITRIOS                                  FL           15,242.00     11.500     0.000
800101123    JONES ALVIN H                                        MD           49,424.02     10.500     0.000
800103350    MELENDEZ MARIA                                       NJ           88,721.58     12.250     0.000
800123028    SABAN LIMOR                                          NY          326,359.87     10.500     0.000
800124851    HARDY DEBORAH A                                      NC           39,248.94     10.800     0.000


                                                                                                Page 18 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800131211    ROLLE KELLY PRICE                                    NY          137,417.40     12.850     0.000
800139073    GONZALEZ JOSEPH D                                    NY          282,677.50     10.750     0.000
800141673    M'BENGUE AMADOU                                      PA           29,834.44     10.850     0.000
800143521    LOPEZ CESAR A                                        NJ           37,393.86     11.350     0.000
800147175    VILLAFANE ADA I                                      PA           25,471.49     10.050     0.000
800149056    BALYOZIAN CHARLES J                                  MA           34,800.00     12.000     0.000
800149577    RIVERA JOSE H                                        FL           40,020.10     10.150     0.000
800150872    MITCHELL WILLIE MAE                                  NY           54,186.18     12.250     0.000
800152985    SMITH CARL                                           NC           56,418.77     11.800     0.000
800164311    BUTTENSCHON DENNIS                                   NY           22,925.00     12.190     0.000
800172413    HARTKE JEFFREY S                                     NJ           95,000.00     11.800     0.000
800173734    GROSS TIMOTHY J                                      FL           44,466.55      9.400     0.000
800174062    DIPAOLO ANNETTE                                      NJ           28,183.23     11.850     0.000
800177818    ARANGO CARMEN BORGES                                 NY           49,985.69     12.000     0.000
800178238    JONES ENID                                           NY           83,184.95     12.650     0.000
800180507    PADULA CRISTOFORO                                    PA           44,400.00     11.750     0.000
800181869    PHILPOT THEODORE JR                                  NY          248,482.88     11.900     0.000
800183972    BASTIAN DONALD R                                     NJ           19,214.00     16.000     0.000
800188294    FOWLER ROBERT P                                      FL           50,390.84     12.750     0.000
800191462    CIRRI JOHN                                           NY           34,659.08     10.750     0.000
800194441    DEL PLATO DAWN MARIE                                 NY           34,758.88     12.250     0.000
800201535    GILBERT GWENDOLYN E                                  NJ           60,000.00     15.100     0.000
800205247    CUMMINGS DAVID R                                     MA           25,291.89     13.200     0.000
800210742    SHIN TAE KUK                                         NY           99,980.71     13.750     0.000
800210833    COMSTOCK DONALD A                                    CT           28,374.94     13.000     0.000
800211229    MCMULLEN CYNTHIA L                                   NY           59,851.65     10.750     0.000
800213951    VARGAS PABLO A                                       NY           34,216.63     13.750     0.000
800216277    CLARK ELIZABETH R                                    NY           69,500.00     13.700     0.000
800216723    GARNER JAMES C                                       MD           28,902.51     12.050     0.000
800221590    LEVIELLE HEIDI A                                     NJ          103,939.75     11.550     0.000
800228058    BARNES MICHAEL F                                     PA           24,247.95     10.500     0.000
800228942    ELY BETTY A                                          NJ           64,332.96     12.000     0.000
800230161    DAILEY ROBERT S                                      PA           24,142.73     11.400     0.000
800231532    SHAMAILOV MICHAEL                                    NY           49,952.44     12.450     0.000
800231664    DISTANT LORENZO                                      NY          155,700.00     12.100     0.000
800233173    CELONA ANGELO J                                      NY           50,000.00     14.000     0.000
800233314    DAVIS JAMES S                                        PA           26,527.33     11.800     0.000
800234379    KAYE MARILYN                                         NY           50,900.00     13.700     0.000
800234650    BERVY ELIZABETH                                      NY          155,700.00     11.000     0.000
800235616    TAERSTEIN ELI                                        NY          113,800.00     13.650     0.000
800236739    OHW SUNG                                             NY           60,000.00     15.550     0.000
800240418    PORTIS SALLIE M                                      PA           65,350.00     12.500     0.000
800241820    BOSWELL ERIC                                         RI           91,433.89     10.650     0.000
800243149    KRAKUE JAMES                                         RI           51,100.00     10.750     0.000
800245706    WOOD MARK E                                          NY           30,000.00     12.250     0.000
800245789    ADAMSON TERRY L                                      NC           18,800.00     12.850     0.000
800247306    PEMBERTON PATRICIA                                   NY          150,946.63     12.250     0.000
800247637    DAWKINS MABEL                                        NY          122,375.90     12.500     0.000
800250797    DESALVO JOSEPH J                                     NY           41,888.94     12.750     0.000
800254955    KIM DONG HYUN                                        NY          112,500.00     13.050     0.000
800255648    WEBER DEAN                                           NY           66,321.58     12.500     0.000
800255788    VERRONE VINCENT M                                    PA           63,200.00     12.500     0.000
800255879    DESIMONE ANTHONY D.                                  NY           19,800.00     12.000     0.000
800256307    KOL ARON                                             NY           49,902.27     12.250     0.000
800256612    CORBELL ROBERT L                                     FL           75,000.00     12.000     0.000
800256786    PICONE ROBERTO                                       PA           34,000.00     12.250     0.000
800256851    LESCAVAGE BENJAMIN J                                 PA           72,800.00     10.750     0.000
800258451    GALLAGHER JOHN                                       NY           40,000.00     10.600     0.000
800261307    GIANAKOS GEORGE                                      CT           19,823.65     11.400     0.000
800261398    GREGORY DARREN L                                     MD           46,533.76     11.100     0.000
800262578    CONNELLY PAUL Y                                      MD          232,000.00     11.250     0.000
800262974    SPRUILL EDISON                                       OH           35,320.00     14.300     0.000
800263725    DEMORIN MARIE J                                      NY          126,000.00     11.300     0.000


                                                                                                Page 19 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800265027    BROWN PATRICIA JEAN                                  NY           19,400.00     11.800     0.000
800265217    GAGLIARDO FRANK E                                    NY           25,600.00     12.750     0.000
800265332    HOWARD STEPHEN C                                     WA           49,000.00     13.250     0.000
800266397    EDDINGS JERRY L                                      FL           63,600.00     12.125     0.000
800266561    BOWEN WESLEY                                         NC          160,174.98     12.250     0.000
800268807    VETTRAINO GERARD A                                   VA           38,400.00     13.300     0.000
800269052    ACCARDI STEVE J                                      PA           58,900.00     13.350     0.000
800270597    DIXON KATHERINE                                      NY           78,152.30     12.550     0.000
800270746    MILLER KEITH                                         NY           30,334.89     12.750     0.000
800271843    DEPRIMO ROSS                                         CT           24,941.04     12.750     0.000
800272163    CARY LAVERNE B.                                      GA           49,300.00     12.625     0.000
800272494    PATRIDGE KEITH L                                     PA           50,468.00     13.350     0.000
800273724    GAGNON MARCIA COWING                                 MA           88,200.00     10.500     0.000
800274516    MORGAN JOYCE L                                       FL           54,157.71     10.100     0.000
800274706    KEARNEY JOHN                                         PA           24,032.50     13.590     0.000
800275414    HOLDY JAMIE L                                        NY           89,250.00     11.750     0.000
800276966    ZOBEL HILLER B                                       MA           99,995.63      9.750     0.000
800277386    BARNETT MARIA A                                      NY          200,000.00      9.875     0.000
800277758    PATKINS ROBERT W                                     PA           29,000.00     10.050     0.000
800277907    ESQUIBEL FELIPE                                      PA           42,880.00     13.750     0.000
800278079    BUSSEY CAROL                                         CT           27,950.00      9.650     0.000
800278194    MENTZER JAMES W                                      PA          107,116.00     10.900     0.000
800278202    MIGELL EDNA                                          NY          127,415.00     12.800     0.000
800278368    KNOWLES GRETCHEN                                     NY          157,454.94     12.000     0.000
800278822    RASUL FLORENCE                                       NY           22,500.00     14.150     0.000
800278962    SCOTT MELVIN A                                       GA           74,900.00      9.330     0.000
800279002    INGERSOLL DAVID H                                    GA           25,900.00     11.875     0.000
800279028    WHITED JAMES D.                                      GA           32,040.00     12.990     0.000
800279135    SKASKO ROBERT                                        PA           55,697.05     14.500     0.000
800280232    BANNISTER LISA                                       NY          132,000.00     11.650     0.000
800282675    GILLIE TODD J                                        PA           16,000.00     13.350     0.000
800283020    KLINE CARL J                                         PA           10,000.00     13.550     0.000
800283145    OAKES JOANNE W                                       NC           43,955.00      9.850     0.000
800284226    OYER WILLIAM D                                       NY           23,100.00      9.150     0.000
800284994    ROBINSON CHRISTINE                                   PA           30,946.12     12.000     0.000
800285231    CHANDLER ARNOLD A                                    DE           54,600.00     11.050     0.000
800285298    BLACKWELL CHARLES S                                  GA           34,922.99     10.750     0.000
800285348    BUTLER WILLIAM F                                     CA           42,500.00     12.500     0.000
800285918    DOWERS RICHARD B.                                    OR           54,900.00     10.650     0.000
800286189    GARRETT SHERRY SUE                                   FL           26,400.00     12.100     0.000
800286635    STILLER MICHAEL A                                    CO           22,500.00     12.350     0.000
800287062    MACLEOD KYLE                                         CT           16,675.00     12.990     0.000
800287880    SOSA AIDA                                            RI           74,800.00     12.000     0.000
800287922    STOUTMIRE JAMES E                                    PA           43,200.00     11.300     0.000
800288409    TATTA ROBERT L                                       PA           23,345.21     11.500     0.000
800289175    WEISS JEFFREY R                                      GA           24,300.00     12.600     0.000
800289787    MROCKOWSKI DOUGLAS P                                 MD           14,050.00     10.300     0.000
800290389    OZELLA MARK A                                        PA           28,400.00     11.700     0.000
800290611    ROBINSON UNDRACUS LAMAR                              SC           56,745.66     13.000     0.000
800290801    MCCANTS WILBUR G                                     SC           46,582.25     13.000     0.000
800291957    LIPPERT KIMBERLY ANN                                 PA           36,000.00      9.900     0.000
800292393    COUSAR TONYA S                                       PA           16,730.00     11.150     0.000
800292500    SMITH KATHRYN                                        DE          241,400.00     11.500     0.000
800292773    GOMEZ MIGUEL A.                                      CA           23,800.00     12.750     0.000
800292922    COX JOHN W.                                          NC           82,875.00     12.600     0.000
800293003    JARAMILLO KENNETH W                                  CO           42,000.00     12.600     0.000
800293011    MANCUSO CARL G                                       RI           76,500.00     10.650     0.000
800293144    WADE EVERETT RUSSELL                                 MD           73,000.00     12.250     0.000
800293516    SANDERS GENE                                         AZ           36,000.00     10.050     0.000
800293854    LONG CARL M                                          FL           45,900.00     11.000     0.000
800294696    SALLEY J MICHAEL                                     NY           23,450.00     12.600     0.000
800295016    BELL JOHN DAVID                                      PA           34,500.00     13.000     0.000
800295180    BURACK JEDIDIAH                                      NY          160,884.41     10.990     0.000


                                                                                                Page 20 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800295354    TYLER ENOCH                                          MD          110,500.00     11.050     0.000
800295388    BOGOYAVLENSK IGOR                                    NY           33,500.00     12.650     0.000
800296253    PIEL WILLIAM                                         NY           50,000.00     13.250     0.000
800296352    REDDICK STACEY L                                     FL           17,650.00     12.000     0.000
800296360    MURDOCK SHAWN PATRICK                                UT           50,776.00     11.450     0.000
800296873    VINCENT JARIM R.                                     NC           22,000.00     12.150     0.000
800297350    SHEPHERD BILL A                                      CO           72,680.00     11.350     0.000
800298382    HARSTAD MARIA                                        CO           38,473.00     10.850     0.000
800300386    CROSSON BRENDA C                                     FL           12,150.00     11.050     0.000
800300709    CHARLES RUBY E                                       GA           52,400.00      9.000     0.000
800300725    CHARLES RUBY E                                       GA           11,100.00     12.625     0.000
800301244    MASSARI RICHARD W                                    CT           31,983.15     11.900     0.000
800301566    NIMNEH BERNADETTE                                    RI           52,000.00     13.600     0.000
800302481    THOMPSON DAVID                                       UT           53,199.00     10.200     0.000
800303331    HALL MARGARET S.                                     PA           15,000.00     10.150     0.000
800303810    DAVIS THOMAS M                                       WA           16,100.00     10.900     0.000
800303885    LEE PATRICIA C                                       GA           63,400.00     13.625     0.000
800303893    BELL DEWAINE                                         GA           50,300.00     11.000     0.000
800303919    LEWIS MELVIN S                                       FL           58,200.00     10.125     0.000
800304354    LOPEZ FELICITA                                       NY           47,000.00      9.000     0.000
800304438    CRUZ MIGUEL                                          NY           38,000.00     10.450     0.000
800304537    HOOVER DEBORAH C                                     VA           42,000.00     13.600     0.000
800304552    MILLER DALE OWEN                                     PA           12,000.00     10.350     0.000
800304560    MILLER DALE OWEN                                     PA           10,000.00     10.350     0.000
800304602    ALLEN JAMES F                                        FL           35,400.00     11.850     0.000
800304933    LARSON BRADLEY D                                     WA           21,800.00     11.625     0.000
800304982    INKS CHARLES L                                       WA           87,300.00      9.320     0.000
800305021    VAUGHAN PATRICIA E                                   ID           56,300.00     10.375     0.000
800305054    PARKS LARRY C                                        ID           91,200.00      9.320     0.000
800305138    SOBIESCZYK JAMES A                                   OR           59,600.00     11.625     0.000
800305377    DOYLE REGINA                                         NY           61,000.00      8.900     0.000
800305401    HUNTER EDIE                                          FL           23,100.00     11.750     0.000
800305559    SLOBODNIK ETHEL P                                    CO           81,957.00     12.600     0.000
800305625    OGLETREE ELONZY                                      GA           18,000.00      9.900     0.000
800306847    CLARK ROBERT                                         PA           27,000.00     11.150     0.000
800306946    WASHINGTON DONNA                                     CT           15,580.00     14.500     0.000
800307027    TURNER JAMES D                                       UT           22,900.00     11.150     0.000
800307217    PETROSKY WILLIAM J                                   FL           78,500.00     12.450     0.000
800307282    RIFICE CHRISTINE                                     NY           27,900.00     11.250     0.000
800307928    MCINTOSH SYDNEY                                      NY           98,000.00     12.150     0.000
800307993    PRIMUS EARL                                          NY          184,500.00     11.950     0.000
800308157    COOPER RONALD L                                      GA           49,500.00      9.320     0.000
800308405    VAUGHN FLOYD W                                       OR           90,500.00     12.275     0.000
800308538    SPINELLI ROSEMARY                                    NY          136,800.00     11.850     0.000
800308769    BURNETTE ROBERT N.                                   NC           51,825.00      8.900     0.000
800309296    KRAYNAK JOSEPH R                                     CT           16,640.00     11.990     0.000
800309411    CHAPMAN MARY E.                                      MD           22,500.00     10.150     0.000
800311813    CHRISTNER DANIEL L                                   FL           92,000.00     10.350     0.000
800311961    ANDERSON ELLEN                                       FL           62,910.00     11.150     0.000
800312019    BENSON DEBRA A                                       CO           54,250.00     10.850     0.000
800313066    BOYER LEROY A                                        PA           63,750.00     12.250     0.000
800313298    MAJEWSKI STEPHEN                                     FL           11,975.00     12.600     0.000
800313405    SIMERSON LEON L                                      PA          102,600.00     10.900     0.000
800314171    GREGORY STEPHEN R.                                   MO           29,107.00     11.150     0.000
800314213    MCCANN MARK KEVIN                                    PA           36,200.00     11.700     0.000
800314411    NARCISSE ROSETTE                                     NY          234,900.00     10.900     0.000
800314536    CONLON JENI L                                        CO           18,500.00     11.600     0.000
800314734    HAFNER EMIL                                          NY           92,500.00     10.250     0.000
800314791    GUIDICE SAMUEL                                       NY          175,000.00     10.990     0.000
800314981    READY JAMES                                          FL           33,695.82     10.800     0.000
800315350    VONK RICHARD                                         UT           35,000.00     10.100     0.000
800315384    KREPS BARBARA E                                      MD           38,000.00     11.950     0.000
800315434    SMYSER VIRGINIA                                      FL           66,400.00     10.750     0.000


                                                                                                Page 21 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800315590    WHITE CATHERINE                                      NJ           67,881.80     12.000     0.000
800315699    BISOGNO MARIO F                                      NY           52,848.61     14.240     0.000
800316085    GAZZILLO CLEMENT                                     CT          149,833.19      9.750     0.000
800316366    GIDDENS JOHN R                                       GA           88,000.00      9.000     0.000
800316457    SMITH MARY E                                         GA           92,504.00     10.775     0.000
800316465    SMITH MARY E                                         GA           11,271.00     12.525     0.000
800316556    EISEMAN SHERRIE L                                    CO           14,239.00     11.750     0.000
800316606    DEARING ALEXIS M                                     CO           15,000.00     11.150     0.000
800316861    MOLCHANOW JOAN                                       PA           32,000.00     12.700     0.000
800316937    HICKEY ROBERT F.                                     PA           30,500.00     11.350     0.000
800316994    BASTA JOANN D                                        MD           45,390.00     11.500     0.000
800317422    PATTERSON MARIAN D                                   GA           40,000.00     12.350     0.000
800317539    BENTO ARNET J.                                       RI           85,000.00     10.250     0.000
800317547    PAYNE RONALD K                                       FL           15,500.00     13.150     0.000
800317786    MCARDLE PETER                                        NY           15,000.00     12.350     0.000
800317851    MARTIN JOSE LUIS                                     FL           27,400.00     11.400     0.000
800318271    HORAN DAVID W                                        NY           44,200.00     11.850     0.000
800318909    PARKIN CHARLES N                                     ID           63,500.00      9.320     0.000
800319147    GLENN JOSEPH C                                       FL           36,000.00      8.990     0.000
800319261    COBB CATHERINE C.                                    NC           99,000.00      9.250     0.000
800319287    BREEDLOVE HOPE FAITH                                 VA           41,000.00     12.600     0.000
800319501    KETCHIE MARY P.                                      NC           31,450.00     11.600     0.000
800319519    SIMPSON ADELLE M                                     FL           45,000.00     10.200     0.000
800320202    MCSORLEY MICHAEL LEROY                               FL           25,500.00     12.850     0.000
800320251    BRACE RONALD E                                       FL           96,750.00      8.550     0.000
800320939    STEER VERNA                                          NJ           44,800.00     11.100     0.000
800321010    COLEMAN FRANCES                                      CO           25,000.00     11.150     0.000
800322331    VACCA JANET F                                        FL           78,400.00     11.950     0.000
800322554    TALBOTT-MERR MARJORIE L.                             FL           34,000.00     12.000     0.000
800322729    KNIGHT JOSEPH A                                      AZ           50,000.00      9.800     0.000
800323271    SOLTIS RALPH G                                       PA           48,800.00      9.400     0.000
800323990    OLSON STACEY D                                       AZ           45,000.00     12.000     0.000
800324246    ROBBINS TIMOTHY MARK                                 MD          171,943.18     11.350     0.000
800324899    ANTOSH CHRISTINE A.                                  AZ           24,300.00     10.450     0.000
800325193    CARVALHO JANET V                                     CO           25,000.00     11.250     0.000
800325508    CISSE MAMADOU                                        PA           37,600.00     12.700     0.000
800325581    WILLIAMS GILDA L.                                    NC           42,300.00     10.400     0.000
800326100    CHAMOW ROBIN                                         NY           25,000.00      9.250     0.000
800326183    BROWN FREDERICK                                      FL           44,800.00     13.350     0.000
800327025    WEEKS LAWRENCE                                       PA           45,600.00     12.650     0.000
800327447    PERRY DIANE C                                        FL           17,547.00     12.950     0.000
800327611    SANTOS MARISOL                                       RI           75,600.00     11.500     0.000
800327835    MARTINEZ JUAN                                        TX           28,800.00     11.150     0.000
800327843    BROWN RANDALL A.                                     NC           73,850.00      9.900     0.000
800327868    ZARZYCZNY BARRY L                                    PA           59,800.00     10.600     0.000
800328411    WILLIAMS NORMA E.                                    RI           61,200.00     11.750     0.000
800328460    ARMIJO PHILIP E                                      CO           33,485.00     11.800     0.000
800329070    PICCOLELLA DANA                                      NV           22,678.00     10.600     0.000
800329211    EISENBEISS WILLIAM                                   MD           46,817.00     13.600     0.000
800329609    HINDS DAVID M                                        NC           45,000.00     10.650     0.000
800329716    GAY JAMES RICHARD                                    NC           29,600.00     12.100     0.000
800330391    IBRAHIM SOHIER SAMI                                  FL           12,100.00     10.350     0.000
800330771    JONES GUY                                            GA           20,800.00     11.400     0.000
800330995    RINNE ROGER L                                        AZ           81,500.00      9.250     0.000
800331035    DE LONES THOMAS W.                                   FL           46,750.00     10.500     0.000
800331142    PIZARO MICHAEL                                       NY           30,000.00     13.500     0.000
800331332    MORRAN MICHAEL G                                     PA           56,845.00     13.100     0.000
800331589    CHANEY DENNIS A                                      VA          226,745.00     10.750     0.000
800331928    GASKILL ALLEN T                                      MD           72,000.00     13.750     0.000
800331985    BODIE GARY                                           NY           80,000.00     10.000     0.000
800332264    ROMANCE JOSEPH L                                     FL           51,716.00     11.990     0.000
800332546    SUSANKA CAROL M.                                     MO           43,750.00     10.150     0.000
800332926    LESSER MARK L                                        CO           78,000.00     10.700     0.000


                                                                                                Page 22 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800333148    JENTOFT R MICHAEL                                    CO           27,500.00     10.000     0.000
800333163    LEVY MARVIN T                                        AZ           32,776.00     11.600     0.000
800333197    HUGHES MARIA LUZ                                     AZ           55,250.00     11.600     0.000
800333239    TINLING SONIA                                        NY          187,000.00     10.990     0.000
800333759    BAKER RONALD K.                                      NC           55,700.00     10.400     0.000
800333973    STONE MARIAN                                         GA          126,650.00     10.900     0.000
800334203    MOREKIN DANIEL S                                     PA           64,600.00     11.600     0.000
800335564    EISMANN PATRICIA L                                   PA           32,300.00     11.650     0.000
800335606    HAN CHANG YON                                        NY           90,000.00     11.900     0.000
800335796    PIERUCCI DAVID V                                     FL           47,900.00     10.750     0.000
800335846    KOESTER KEITH M                                      MO           10,533.00     11.150     0.000
800335929    BECKER JOAN M                                        DE           15,000.00     12.350     0.000
800335945    WILLIAMS TERRANCE A                                  FL           70,550.00     12.100     0.000
800336034    HARRIS STEPHEN P                                     CT          100,000.00     11.900     0.000
800336406    ZALTZ JOSEPH                                         NY          499,000.00     10.000     0.000
800336646    SMART ROGER A                                        UT           24,900.00     10.500     0.000
800336711    GOMEZ JOAN L                                         CT           19,100.00     12.500     0.000
800336810    DEAL SHIRLEY J                                       FL           38,400.00     10.100     0.000
800336869    BIARD JAMES L.                                       CO           48,000.00     13.100     0.000
800337040    MARTINEZ KENDRA L                                    CO           36,410.00     10.900     0.000
800337883    HALLISEY JERRY M                                     PA           38,065.30     13.600     0.000
800338014    HUBBARD WALTER                                       FL           14,800.00     11.150     0.000
800338220    HARROLD RANDY M                                      CO           16,300.00     13.850     0.000
800338907    MONGENE DEBBIE N                                     FL           10,900.00     11.150     0.000
800339046    MITCHELL JOHN R                                      FL          128,092.50     10.400     0.000
800339095    SNYDER ROBERT LEE                                    MD           74,699.00     11.850     0.000
800339491    VARCIANNA HEZEKIAH                                   NY          206,480.49      9.990     0.000
800339749    JACKSON JOE D                                        WA           94,200.00      9.000     0.000
800340374    POCKLINGTON BRUCE A                                  WA          101,900.00      9.000     0.000
800340507    DEAN RICHARD H                                       UT           50,000.00     11.150     0.000
800340960    THOMAS SCOTT A.                                      FL           22,000.00     11.150     0.000
800341000    PETERSON GREGORY F                                   FL           56,800.00     11.850     0.000
800341083    GORESEN DOROTHY E.                                   NY           48,000.00     12.100     0.000
800341166    GLEE REGINA                                          FL           35,000.00     14.600     0.000
800341240    ENGLISH MICHELLE L                                   OR           13,900.00     10.875     0.000
800342719    SCHOFIELD ROGER M                                    FL           15,000.00     11.650     0.000
800342867    ANDERSON STEPHEN A                                   FL           17,640.00     13.850     0.000
800343105    MITCHELL SHERRY R                                    FL           24,450.00      9.400     0.000
800343477    CUTTER CYNTHIA A                                     MA           12,820.00     12.990     0.000
800343568    BROWN SHARON                                         NY          108,000.00     13.350     0.000
800343667    ANDERSON KATIE MAE                                   GA           15,100.00     12.375     0.000
800343691    ZIPP JEAN A                                          NY          112,000.00      9.750     0.000
800344160    DAVIDSON DENNIS T                                    AZ           22,825.00     11.600     0.000
800344194    PETRY CAROLE N                                       UT           66,000.00     10.850     0.000
800344699    LOFTUS EDWARD J                                      PA           18,500.00     13.100     0.000
800345167    MOCK WILLIAM E                                       FL           48,600.00     11.400     0.000
800345209    SPRADLEY GLORIA G.                                   FL           27,200.00     11.350     0.000
800345241    SKOLNEKOVICH IVAN J                                  CO           63,700.00     11.600     0.000
800345449    GONZALES FAUSTIN M                                   NM           64,000.00     12.850     0.000
800345605    MAGUIRE TIMOTHY J                                    NY           50,328.00     10.600     0.000
800345944    FRATUS MICHEAL J                                     SC           38,200.00     11.650     0.000
800346520    JENSEN TRUDY J                                       UT           26,000.00     11.200     0.000
800347197    BRADY JAMES P                                        CA          205,000.00      9.400     0.000
800347262    HEARN WILLIAM THOMAS                                 MD           50,400.00     10.900     0.000
800348179    LINONIS CHRISTOPHE J                                 PA           10,200.00     10.875     0.000
800348450    MILSTEIN RANDY                                       NY           37,500.00     11.850     0.000
800348484    SUTLICK ALBERT F                                     WA          163,951.00      8.500     0.000
800349128    FISHEL GAIL L                                        CO           29,000.00     11.600     0.000
800349151    ANDERSON D BRENT                                     UT          120,000.00     12.100     0.000
800349201    MACFARLANE ROBERT A                                  MI           73,600.00      9.500     0.000
800349276    BEAKES THOMAS                                        NY           38,500.00     11.650     0.000
800349490    COIL TROY D                                          UT           18,772.00     11.850     0.000
800350407    ROBERTS RUBY I                                       WA           41,000.00      9.250     0.000


                                                                                                Page 23 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800351074    ALTIERI KEVIN R                                      CO           23,369.00     12.200     0.000
800351538    BRUNO TODD                                           DC          108,800.00     11.750     0.000
800352239    RAHMINGS WILLIAM                                     FL           74,700.00     10.900     0.000
800352445    WILLARD ROBERT J                                     MN           57,984.00     11.650     0.000
800352577    HAWKINS DALE E                                       FL           15,650.00     11.400     0.000
800352833    EDWARDS LAWRENCE                                     AZ           30,000.00     13.350     0.000
800353187    SETTERBERG DANIEL P                                  WA           28,500.00     11.000     0.000
800353773    BARNES JUDY                                          NJ          232,500.00     11.600     0.000
800354565    SCHEG TIMOTHY C                                      CO           35,563.00     11.500     0.000
800355794    LAMDIN-TYLER KIMBERLY                                CO           14,200.00     11.350     0.000
800356081    BILLITTERI PHILIP W                                  FL           19,300.00     11.650     0.000
800357261    SASSO STEPHANIE                                      NY          124,000.00      8.750     0.000
800358160    JACKSON RAYMOND                                      NY          140,000.00     10.650     0.000
800358327    GERIENE JOHN KRIST                                   WA           71,050.00     10.850     0.000
800359028    KESTELL ROBERT J.                                    WA           33,750.00     10.300     0.000
800359473    DENNIS JAMES P                                       MI           76,500.00     10.650     0.000
800360851    ROSS JEFFREY                                         WA          117,000.00     10.750     0.000
800361131    VELAZQUEZ JOSEPH M                                   PA           10,000.00     13.250     0.000
800362691    BRACE RONALD E                                       FL           19,350.00     11.650     0.000
800363657    STUART CLARENCE                                      NY          191,250.00      9.750     0.000
800364044    CARMINE GLENDA E                                     GA            9,100.00     10.375     0.000
800364093    LEE GREG E                                           CO           27,300.00     10.250     0.000
800366841    HACK HAROLD R                                        WA           54,000.00     12.250     0.000
800366866    BOULLY IRA LEROY                                     CO           39,950.00     12.500     0.000
800366932    FAHSHOLTZ CHRIS W                                    WA           14,419.00     11.125     0.000
800367161    JAMES LOYSE T                                        FL           11,300.00     11.050     0.000
800367245    MAYO KEVIN L.                                        NY           30,000.00     11.350     0.000
800368821    LANCE JAMES E                                        NY           72,250.00     11.750     0.000
800369373    BYNUM JO ANNE                                        WA           77,952.00     11.375     0.000
-------------------------------------------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                                 28,250,502.32     11.318     0.000

106145534    EFRAIN SUAREZ AKA EFRAIN ROSAR                       NY          100,000.00     14.750     0.000
106148514    MCCALLUM CYNTHIA                                     NY          124,500.00     15.200     0.000
106151366    SAENZ FRANK E                                        CO           26,000.00     12.250     0.000
106151833    CARDIFF PATRICIA A                                   OR           16,800.00     13.450     0.000
106151835    VILLAREALE CHRISTOPHER A                             NV          121,500.00     11.100     0.000
106151868    CHRISTISON DAYLE H                                   CA           42,000.00     11.950     0.000
106151959    LOMBARDOZZI ANTHONY A                                NY           75,000.00     12.300     0.000
106152052    MARTINSEN STEWART L                                  UT           60,000.00     13.000     0.000
106152055    VALLADARES ANTONIO                                   NJ           80,500.00     11.350     0.000
106152057    STERN CHARLES D                                      NY          105,000.00     11.100     0.000
106152082    HUTCHINSON THOMAS J                                  UT           25,350.00     11.400     0.000
106152184    RITA EDWARD T                                        AZ           14,750.00     12.850     0.000
106152301    LESSING RICHARD                                      NV           65,000.00     11.550     0.000
106152772    MROCZENSKI DONALD J.                                 WI           25,100.00     11.650     0.000
106152912    MCKNIGHT DAVID TRUMAN                                KY           49,700.00     11.125     0.000
106152996    THOMPSON PAT DIAMOND                                 AZ           25,000.00     11.600     0.000
106153337    LUTHENS JANNETTE S.                                  MN           54,600.00     10.125     0.000
106153550    SALCEDA JOHN FRUCTUOSO                               IL           81,400.00     12.350     0.000
106153596    GIBSON PHYLLIS M.                                    IN           93,600.00     11.150     0.000
106153622    WASON WILLIAM ROBERT                                 KY           31,600.00     12.125     0.000
106153685    LIUZZO NINO                                          OH           58,800.00      9.650     0.000
106153729    KELLY DIANNE L.                                      OH           24,400.00     14.625     0.000
106153755    BROWN SR. CARLOS E.                                  IL           53,500.00     10.150     0.000
106153861    CIMBALLA, JR. GEORGE L.                              OH          128,500.00     11.850     0.000
106154267    GOODRICH CECELIA E.                                  IN           48,800.00     13.625     0.000
106154390    BYARS MARLA L.                                       IL           50,000.00      9.900     0.000
106154450    WATTS ERVIN A.                                       IL          103,200.00      9.370     0.000
106154812    JONES GAIRY                                          OH           46,900.00     10.500     0.000
106154901    BANKS LEONARD                                        IN           19,900.00      9.770     0.000
106154903    OWENSBY SAMUEL R.                                    IL           45,000.00     11.850     0.000
106155184    TONEY JUDY R.                                        OH           54,400.00     13.350     0.000
106155256    JULIAN WILLIAM E.                                    IN           47,000.00     10.050     0.000


                                                                                                Page 24 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
106155395    HANSON RICHARD L.                                    MN           10,500.00     11.650     0.000
106155576    SAENZ JOSE LUIS                                      IL           30,000.00     12.500     0.000
106155656    GOAD STEVEN                                          IN           24,600.00     11.250     0.000
106155657    GOAD STEVEN                                          IN           23,600.00     11.250     0.000
106155658    GOAD STEVEN                                          IN           24,200.00     11.250     0.000
106155659    GOAD STEVEN                                          IN           25,100.00     11.250     0.000
106155797    IMEL STEVE A.                                        IN          116,000.00     12.700     0.000
106155829    HUNT GILBERT R.                                      MI           44,000.00     10.500     0.000
106155838    SAENZ JOSE LUIS                                      IL           27,000.00     12.500     0.000
106155867    RICCO SEBASTIAN J                                    OH          101,500.00     11.100     0.000
800214942    HEVRONI SIMONA                                       NY           59,000.00     12.750     0.000
800228603    JUN CLARA KEUM J                                     NY           49,000.00     10.750     0.000
800251019    STENGER MARY K                                       FL           18,000.00     12.050     0.000
800259434    AKARASKUL DEJAVADHANA                                GA           18,800.00     12.450     0.000
800262123    TERRY DANIEL                                         GA           74,750.00     12.050     0.000
800262552    WOODRUFF RICHARD B                                   PA           27,400.00     13.040     0.000
800270209    BRADY PATRICK                                        PA           24,000.00     11.200     0.000
800288250    STRAUB VIRGINA F                                     PA           63,890.00      8.850     0.000
800291189    CARDOZA JR DANIEL                                    MA           42,500.00     12.500     0.000
800293433    SIONY NATHAN                                         NY          140,250.00     10.850     0.000
800295107    HAGERTY CAROLYN K.                                   AZ           32,000.00     11.250     0.000
800297269    VAN NIEKERK ADRIAAN                                  CO           63,500.00     12.750     0.000
800298812    STEINHART JOSEPH J                                   AZ           14,856.00     11.800     0.000
800299976    DORWARD TAMMY L                                      PA           16,790.00     14.650     0.000
800302341    GARCIA JOSE T                                        NJ           60,366.00     13.800     0.000
800303620    CAREY MARTIN                                         NY          100,000.00     11.900     0.000
800306003    BARTH DAVID                                          GA           34,460.00     10.500     0.000
800309726    HENDRY ANGELA ELLISON                                FL           60,000.00     12.900     0.000
800313256    GREENHOLT CRAIG A                                    PA           61,000.00     11.350     0.000
800316689    TRAYLOR LINDA E                                      CO           24,500.00     14.350     0.000
800316796    WOODBURY LYLE J                                      AZ           25,015.00     12.450     0.000
800320103    MARSHALL TIMOTHY B                                   OR           33,358.00     13.100     0.000
800321580    URQUHART KAY A.                                      FL           38,500.00     11.300     0.000
800321960    MCGLOCKING JAMES N                                   FL           90,000.00     13.340     0.000
800322257    CAMERON RON C                                        UT           25,000.00     11.700     0.000
800322265    JOHNSON RAYMOND E                                    GA           50,000.00     12.100     0.000
800325037    RAYMOND WESLEY H                                     UT           50,000.00     11.400     0.000
800325722    BOLDEN VELMA J                                       CO           18,000.00     10.900     0.000
800329088    SAHLI LIBBE ANNE                                     WA           34,983.00     11.150     0.000
800330482    RAWLS EDGAR O                                        FL           63,000.00     10.700     0.000
800330730    RIDER F CARL                                         CO           21,520.00     13.600     0.000
800332074    GRODOTZ ROBERT E                                     FL           33,575.00     12.250     0.000
800333544    HOWARD SAMUEL                                        NY           68,400.00     12.350     0.000
800335390    GARVEY SAGE                                          AZ           20,900.00     12.000     0.000
800336430    BURGE TERRY S                                        CO           20,850.00     12.800     0.000
800340572    DIBENEDETTO DEBORAH V                                NY           34,500.00     12.000     0.000
800340838    MORGAN CHARLES EDWARD                                MD           75,150.00     11.050     0.000
800342792    JIMENEZ MARIA                                        NY          174,250.00     10.350     0.000
800343402    DELGADO ALFREDO                                      NY           14,700.00     13.990     0.000
800344418    ELIASON DEAN J.                                      UT           71,692.00     13.200     0.000
800344764    ROWELL DOUGLAS A                                     PA           19,600.00     10.200     0.000
800345472    NATION JOYCE A                                       FL           33,750.00     10.450     0.000
800346504    HARRIS CLAYTON W                                     UT           81,750.00     11.150     0.000
800347759    MARTINEZ EDWARD R                                    CO           41,767.00     12.700     0.000
800348567    BARNER WILLIAM A                                     WA           78,000.00     11.850     0.000
800351082    HRUBEC GEORGE                                        AZ           33,000.00     12.100     0.000
800352296    PASSERO JR SALVATORE                                 NJ           12,500.00     12.100     0.000
800355554    NORTON JUDY K                                        SC           12,500.00     11.950     0.000
800356214    LYDA LYNDA                                           OR           37,750.00     11.350     0.000
800356313    GELB EDWARD                                          NY           59,500.00     10.000     0.000
800357444    LOCKARD JR ROBERT A                                  CO           17,200.00     11.850     0.000
800357626    CARUSO THEODORE L                                    PA           10,000.00     11.550     0.000
800364598    LUJAN EMILIO G                                       AZ           14,064.00     14.150     0.000


                                                                                                Page 25 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800368508    MCDANIEL VERNON T                                    UT           31,496.00     15.200     0.000
800368722    KENNEDY TRINA L                                      UT           28,432.00     12.600     0.000
800369118    BIRCH KEITH                                          UT           17,421.00     12.450     0.000
800369340    MYERS DAVID S                                        FL           14,000.00     11.550     0.000
800369589    LANCASTER WILLIAM D                                  CA           17,000.00      9.900     0.000
800371056    WATSON GREG                                          CA          194,048.00     11.400     0.000
800387441    JARAMILLO DOUGLAS B                                  UT           35,602.00     12.050     0.000
-------------------------------------------------------------------------------------------------------------
Loans Funded and not yet in Servicing                                       5,062,135.00     11.785     0.000
Total Fixed Rate Loans Funded and Available                                50,039,466.53     11.446     0.000
Grand Total Funded and Available                                          116,147,980.07     10.918


                                                                                                Page 26 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
CLOSED NOT FUNDED

106152444    LINDON TROY A                                        MI          131,700.00      9.750     5.150
106153261    KASHAM RAFIQ A                                       MI          120,000.00      7.625     4.300
106153539    MARCUS BRUCE T.                                      IL          654,500.00      9.875     6.000
106153583    LERCHENFELDT THOMAS A.                               MI           70,000.00     12.125     7.400
106153696    HAIRSTON LORI R.                                     MI           56,000.00     11.750     7.125
106154201    MCKINLEY COLUMBUS                                    IL           50,400.00     11.625     7.150
106154229    TOTH ANDRAS                                          MI          108,900.00      9.375     6.050
106154233    CULLING GREGG M.                                     MI          178,000.00      9.625     6.050
106154383    GEORGE JR. HAROLD W.                                 NY           78,950.00     12.250     6.750
106154438    GREENE KENNETH A                                     MI          133,500.00      9.625     6.300
106154854    KOWICH KIMBERLY A                                    MI           69,700.00      9.250     4.650
106154860    SINQUEFIELD MOORE EVELYN                             MI           87,300.00     10.125     6.800
106154865    MCGOWAN DONALD S                                     MI          156,400.00     11.375     8.050
106154927    CASH PAMELA A.                                       MI           36,000.00     13.125     8.650
106154932    REUST CYNTHIA S.                                     MI          164,800.00     11.500     8.050
106155083    NICHOLSON DELORES                                    IL           60,000.00     11.000     5.850
106155586    CEPEDA JUANA                                         IL           64,000.00     11.000     7.500
106155675    WHITINGER KEITH E.                                   IN          119,000.00      9.250     4.250
106155703    CASH MICHAEL R                                       MI           95,000.00      9.875     5.550
106155924    ACKERMANN ROBERT J                                   MI          175,500.00      8.375     5.000
106156242    RAKOZY LAWRENCE F.                                   MI          245,000.00      9.750     5.600
106156356    PARKER HERMAN                                        IL          117,000.00     11.125     6.500
800340101    MCKOY SR JAMES E.                                    NC           54,400.00     12.000     7.250
800346124    VANCE GEORGETTE                                      FL           26,000.00     11.250     7.000
800347890    SHEELY STEVEN A                                      PA          264,000.00     10.750     6.500
800353039    KILMER CHARLES A                                     PA           87,300.00      9.875     5.500
800356529    WOOTEN CYNTHIA                                       NY          101,200.00     10.375     5.750
800366205    ANDERSEN JEFFERY                                     WA          118,400.00     12.750     8.250
800374738    HALBERT KELLY M                                      FL           64,000.00     10.625     5.750
800376493    APODACA RICHARD X                                    CO          113,040.00     12.125     7.125
800381626    METCALF PAMELA S                                     UT          242,262.00      9.625     5.250
800383119    KOSTALAS ISIDOROS                                    PA           88,400.00     12.250     6.750
-------------------------------------------------------------------------------------------------------------
ARM Loans Closed and not Funded                                             4,130,652.00     10.325     6.190

SET TO CLOSE

106152514    MOCK MARLENE M                                       OR          111,930.00      9.625     6.300
106152796    HURNS ALLEN                                          FL           64,175.00     11.125     7.300
106153573    CALHOUN DANNY                                        IL           80,000.00     11.250     6.800
106153788    BRUGLIO VINCENT P.                                   MI          103,500.00     10.625     5.750
106154429    BARNES PATSIE J.                                     IL           34,200.00     11.875     6.250
106154790    KERLEY TRUDY                                         OH           45,000.00      9.875     6.000
106154807    PETERS EDITH                                         IL           64,800.00     12.250     8.900
106154869    MCCLURE DIANNE                                       IN           29,700.00     10.375     5.750
106154896    GARRETT ROBERT                                       IL           98,000.00      9.625     5.000
106154969    CULP RANDY L.                                        IN          250,000.00     11.750     7.000
106155282    DAOANG EVELYN C.                                     IL          125,100.00     10.875     6.250
106155494    BAKER GEORGE B.                                      IN           20,900.00     11.875     6.250
106155743    KREMKE DONALD W.                                     IN           89,200.00     12.625     7.000
106156093    PACK KENNETH                                         IN           72,200.00     11.875     7.000
106156177    MCFEELY SCOTT                                        IN           68,400.00     10.375     5.750
106156355    SMITH JACQUELINE                                     IL          215,900.00     10.625     6.000
106156673    MARCUS BRUCE T.                                      IL          658,000.00      9.875     6.000
800220626    MEDICH THOMAS P                                      PA           90,000.00     11.625     7.300
800236051    SCANDIFFIO ANTHONY                                   NJ          283,500.00     10.000     6.450
800236309    GILYARD DWAYNE                                       NJ           89,600.00     12.375     8.900
800241424    VARNER GWENDOLYN                                     NY           97,600.00      9.250     5.900
800242414    RICHARDS, JR. JAMES R                                PA           80,000.00     10.125     5.550
800243842    BORNEMAN GLENN F                                     PA          192,500.00     11.500     7.150
800248635    LEBEAU STEVEN W                                      NY           61,700.00     11.375     6.000
800252884    INDIVIGLIO PATRICIA                                  NY          229,500.00     11.875     7.550
800253064    CLINE MARILYN W                                      VA           89,675.00     11.125     5.800
800256000    LADSON RALPH                                         NY          167,750.00     11.625     7.300


                                                                                                Page 27 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800259459    BRAZAK LAURA J                                       NY           28,000.00     10.750     6.000
800260481    MALDONADO ELIZABETH F                                NY          104,000.00     11.875     7.450
800260978    MORRIS ANTHONY                                       PA           88,000.00     11.500     8.125
800261281    ELIYAHU AVIVA                                        NY          346,500.00     11.000     6.800
800261570    ORLANDO RICHARD T                                    PA          112,000.00     11.875     7.050
800261604    SPRANKLE JEFFREY L                                   PA           55,880.00     13.500     9.300
800263428    FRIEND BRUCE A                                       MD          140,163.00     12.500     8.050
800266314    SOLIS JOSE L                                         NJ           31,500.00     11.500     7.150
800266348    DAVID BERNARD                                        NY          123,000.00      9.750     5.550
800267668    KORAP STANLEY                                        NJ          116,800.00      9.750     5.550
800269300    COOKSEY CARMELITA                                    PA           46,970.00     11.000     6.250
800270308    DUNSTON SAMUEL                                       NY          149,400.00     11.000     6.050
800271884    SHEA RICHARD                                         CT          140,000.00     12.500     7.250
800272080    LEWANDOWSKI PAUL M                                   NJ          405,000.00     10.875     6.050
800273435    STANLEY LUSHIE                                       CT           80,000.00     11.000     7.600
800273484    WOLF CHRISTOPHER                                     NJ          500,000.00     10.000     6.650
800273781    WILLIAMS STEPHEN                                     NY          207,200.00     10.750     6.400
800274011    GRIECO FRANCES                                       NY          120,000.00     12.875     8.400
800279150    DALEY PAT                                            NJ           95,000.00     13.000     7.800
800279390    O'DONNELL WILLIAM L                                  MD           76,500.00     10.000     5.550
800280109    SNYDER SCOTT M                                       PA           20,000.00     12.375     7.400
800280307    POWERS JOSEPH                                        CT          100,300.00     12.500     8.050
800281354    ECHON DAVID T                                        PA           66,000.00     10.500     6.300
800282550    SHAFFER STANLEY                                      NY          232,262.00     12.250     7.775
800283111    HUMASON ANDREA                                       MA           72,250.00     12.000     7.500
800283640    POWELL ROY                                           NY          162,000.00     10.625     6.300
800284309    DE KENIPP CHRISTOPHER M                              PA           32,400.00     12.750     7.500
800284572    ECHON DAVID T                                        PA           56,000.00     10.250     6.050
800286692    RALSTON CURTIS W                                     CT          276,750.00      9.625     5.000
800286916    LUCKENBILL SCOTT J                                   PA           56,000.00     13.500     8.550
800287070    SUAREZ JOSEPH                                        NJ          430,000.00     10.500     7.150
800288060    YOUNG M RODNEY                                       PA          245,000.00      9.500     5.000
800288102    LANDIS ROBERT E                                      PA           95,448.00      9.375     4.850
800288193    BAIO JOSEPH J                                        PA           37,600.00     12.125     8.550
800289506    TOMARO PETER                                         NJ          110,400.00     12.000     7.700
800291130    MENA JUAN                                            NJ          170,000.00     10.375     6.850
800291395    HODANISH CAROL ANN AMIET                             PA          169,150.00     11.750     7.550
800291700    LITA FAIK                                            NJ          232,500.00      9.250     5.900
800292260    DELSORBO WILLIAM                                     NY          168,000.00     10.500     7.150
800293128    MARZEC KEITH F                                       NY           66,212.00     12.125     7.550
800293755    RIEDLINGER CHARLES G                                 PA          109,500.00     11.750     7.050
800293961    KUHN JOHN                                            CT           90,000.00     10.000     5.000
800296188    BULICKI CHRIS                                        NJ           58,400.00     11.250     7.000
800298010    YOO HYONG JOON                                       NJ          186,800.00      9.375     6.050
800301608    BOVILLE JR LAWRENCE A                                OH          128,350.00     11.750     7.200
800304420    SMIDA JAY H                                          PA           58,650.00     12.500     8.050
800304644    SWEENEY ROBERT                                       PA           39,000.00     10.500     6.300
800305864    BRUNSON HENRY                                        NJ          128,000.00     13.625     8.900
800305872    GARGIULO JAMES                                       NJ          206,000.00     10.000     6.500
800306755    CAIRONE JEFFREY A                                    PA           63,700.00     10.250     6.050
800307134    FORBES HECTOR                                        NY          172,500.00     10.375     6.050
800307589    MOHMOUD TERESITA L                                   NJ          216,000.00     11.000     6.800
800307738    ZIPPITTELLI, SR LOUIS A                              PA           93,750.00     11.125     6.800
800308652    KELLAM JEFFERSON                                     VA          340,000.00      9.875     5.650
800308967    EMMONS GEORGE F                                      NJ           59,200.00     10.500     6.050
800309023    PARATO BARBARA                                       NY          139,500.00      9.750     6.400
800309130    POWELL ROBERT                                        PA           63,750.00     12.625     8.300
800310021    MYRTETUS STEPHEN B                                   NJ           50,900.00     11.625     7.200
800312035    FOLDVARY PAMELA J                                    CT          119,000.00     11.375     6.950
800312068    BLACHMAN CHAIM                                       NY          318,750.00     12.250     7.900
800313488    FARS FRANK                                           PA          115,515.00      9.875     6.500
800313843    MONTERO LOUIS                                        NJ          155,000.00     11.500     7.150
800314296    CARDENAS JOSEPHINE                                   NY          161,000.00     11.625     7.250


                                                                                                Page 28 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800314510    PARKS JAMES                                          GA           62,050.00     12.375     7.950
800315418    ONIYIDE MELVILLE I                                   NJ          194,400.00      9.875     6.500
800315525    SIEGEL JARED                                         NJ          162,000.00      9.750     6.400
800317083    FRIEDMAN SAMUEL D                                    NY          499,000.00     10.250     5.850
800317133    CAMPELLONE DIANE L                                   NJ          167,300.00     11.375     7.150
800317158    D'AMBRA III FRANK                                    VA          401,250.00     10.875     6.375
800317372    FUHRMAN JOHN                                         NJ          124,000.00     10.000     6.000
800317497    KING III JACOB E                                     OH           50,000.00     11.250     6.450
800317570    NICARRY ANDREW R                                     PA          102,840.00     10.750     6.500
800318214    BOGDANICH JOHN                                       NY          150,000.00     11.500     7.150
800319485    WILKEY ANTHONY                                       NY           21,500.00     10.875     6.650
800319618    TRACY ELIZABETH L                                    GA          104,000.00     12.250     7.450
800320657    FITZ JOSEPH A                                        PA          151,650.00      9.625     6.250
800322653    HAZEN JACK                                           NY          270,000.00     10.125     6.400
800323487    IANUZZI STEVEN J                                     PA           44,000.00     13.625     8.900
800323727    GOODMAN CHRIS                                        AZ           72,000.00     10.250     6.750
800323909    VITIELLO PASQUINO J                                  NJ          375,000.00      9.625     5.000
800324220    KETCHUM MARVIN                                       FL           39,920.00     13.625     8.900
800324543    FRANCIS MERLINE                                      NY          162,000.00      9.375     6.050
800325334    MOYER RANDY L                                        PA           96,000.00     13.625     8.900
800325466    BUTLER PAUL B                                        OR          110,250.00      8.500     5.000
800326142    POTTS JOANNE S                                       DE           84,000.00     10.750     6.550
800326217    SUSCA MD VITO J                                      NY          373,500.00      9.750     6.300
800326951    SMITH TREVOR G                                       NY          180,000.00     11.000     6.800
800327215    TROTT JULIANNE M                                     PA           77,000.00     10.750     6.000
800327587    DAVIS DUANE A                                        DE           65,600.00     11.000     6.250
800328239    MARSHALL SCOTT A                                     PA           23,250.00     12.500     7.750
800328478    MEEKINS RACHEL                                       NJ           34,154.00     12.125     7.400
800328502    BRAUNSKILL ARNOLD                                    NY           81,250.00     13.375     8.150
800328775    MAYER ELZBIETA B                                     NY          178,500.00     11.000     7.550
800329625    BARRETT KENNETH                                      NJ          112,000.00     11.250     7.000
800330284    DOHRMANN MARK E                                      AZ          182,430.00      9.000     5.550
800330490    HODGE CHARLES                                        NJ           34,000.00      9.875     6.500
800330524    PARIANTE JOHN                                        PA          195,300.00     10.375     6.100
800330631    BRIGANTI VINCENT                                     NY          184,450.00     10.125     5.900
800330722    LEVINE IRA                                           NY          263,500.00     10.500     6.300
800331704    MCCOLLUM RUSSELL                                     PA           58,000.00     11.000     6.450
800332165    LAWSON LAURA P                                       VA           87,000.00     10.750     7.400
800332306    CURRAN P DAVID                                       PA           92,000.00     11.750     7.550
800332769    HILL ANTHONY P                                       FL          115,000.00     11.625     7.000
800333312    AGUIRRE JOHNNY H                                     AZ          111,350.00      9.500     6.000
800333478    JACKSON CAROL                                        NY          100,000.00     13.750     8.900
800333619    SACCA SR JOSEPH J                                    NJ           88,000.00     12.625     8.300
800333783    WHITAKER PHILLIP ANDREW                              NC           73,800.00     11.250     6.750
800334070    PAGLIA EDWARD                                        CT          234,000.00      9.750     5.370
800334385    CARDINAL ROINE E                                     SC          196,350.00     10.250     5.950
800334393    LAPENNA ANTHONY                                      NY          182,385.00     10.625     6.000
800335259    THOMAS CURT G                                        NY          130,400.00     12.500     8.250
800336653    SAYLOR JR DONALD F                                   PA           88,000.00      8.750     4.100
800336976    BRANCATO BARBARA JEAN                                NY          164,500.00     10.750     6.550
800338428    UHER WILLIAM                                         PA           51,000.00     11.500     7.200
800339483    JAMES ALLAN                                          NY          176,000.00      9.375     6.050
800339723    DOSSANTOS MIQUILI                                    RI           66,300.00     11.625     7.200
800340226    PIERCE ROGER L                                       NJ          162,000.00     10.000     5.750
800340366    PEARSON CHRISTINE E                                  CO          216,500.00     10.125     6.750
800340382    LARRABEE STEVEN R                                    PA          103,500.00     11.000     6.800
800340952    SARKI ADNAN                                          NJ          228,600.00     11.000     6.800
800342628    BOLEY MARY JO                                        PA           58,800.00      8.750     4.500
800342644    SMOTHERS MARIE                                       NY          186,300.00      9.125     5.750
800342727    MARCELLE GLORIA                                      NY          112,800.00     13.125     8.625
800342958    MCDOWELL ELLEN C                                     NJ           52,900.00     11.000     6.650
800343030    ROMANCHIK THOMAS J                                   PA           56,800.00     11.250     7.550
800343766    NEWSOM MICHAEL JOSEPH                                GA          184,500.00      8.875     6.050


                                                                                                Page 29 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800344657    ZACHAREWSKI JACQUELINE                               NY          117,000.00      9.000     5.625
800345118    BORNSTEIN MARC H                                     CT           92,700.00     11.000     6.400
800346165    SNYDER RAYMOND A                                     UT          123,900.00     10.250     5.750
800347411    TOBIAS JOEL P                                        CT           72,000.00      9.625     5.625
800347510    BAGHDADI JACQUES                                     NY          390,000.00     10.875     6.500
800347577    LEIDIG NANCI                                         NY          258,300.00     10.500     7.150
800347718    FOSTER KATHRYN                                       CT          126,000.00      9.500     5.750
800347726    FRALEY BENNIE L                                      OH          103,050.00     10.250     6.900
800348286    RICHARDS MICHAEL L                                   NY          119,000.00     11.500     7.000
800348377    ARPAIO JOSEPH                                        NY          159,800.00     10.875     7.550
800348617    CHINAULT EDWARD E                                    PA           84,150.00      9.500     5.250
800348641    CURRY JOSEPH                                         NJ          130,000.00     10.500     6.300
800349235    WAGNER LUCY E                                        GA           62,250.00      9.875     5.550
800349342    RHETT ROBERT                                         NY          223,550.00      9.875     6.500
800349409    DAVIS SHEILA                                         NY          118,800.00     10.125     6.800
800349656    BASCOM GILLIAN                                       NY          249,900.00      9.375     6.050
800349722    BROWN BRIDGETT D                                     GA           21,000.00     13.125     8.800
800350670    THORP DEBORAH                                        NJ           40,000.00     11.250     6.550
800351280    FITZGERALD JANICE A                                  PA           72,000.00      9.500     5.250
800351496    RUFFINO GLEN J.                                      NJ          208,800.00     10.250     5.500
800352361    JONES AUDREY                                         NJ          104,000.00     12.250     8.900
800352643    MCKENNA PAUL                                         NJ          241,800.00     10.500     7.050
800353054    GARRETT COMPTON                                      NY          246,500.00     10.625     7.300
800353344    FINN JOHN J                                          PA           90,000.00     10.375     5.700
800353633    BLACKBURN RAYMOND                                    PA           68,000.00     10.375     6.050
800354060    GARCIA ARACELY                                       NY          205,200.00     10.000     5.350
800354201    MEASE MELODIE L.                                     PA           66,400.00     11.500     7.000
800355380    GAY CHRISTINE A                                      GA          132,500.00     10.875     7.550
800356347    CHERY MARIE CARMEN                                   NY          193,500.00     11.000     6.725
800357386    YOO CHANG YOUNG                                      UT          153,850.00      9.750     6.000
800357857    CUERVO DENNIS                                        NY          144,000.00      9.875     5.500
800358053    DOYLE DENNIS                                         NJ          131,000.00      9.500     5.100
800358632    GRANT III WESLEY                                     RI           80,500.00      9.000     5.250
800358640    HOEL JOHN                                            UT          176,400.00      9.625     5.250
800358780    CAREY DAWN                                           PA           35,000.00     12.250     7.500
800358947    GOFF DANIEL R                                        OH           97,750.00     10.750     6.250
800359168    LOWERY MARILYN R                                     PA           38,250.00     10.875     6.450
800359481    MEBS SR CHARLES                                      NJ          106,250.00     11.000     6.550
800359895    SINGH RAJENDRA M                                     NJ          111,650.00     10.500     7.550
800359929    BAILEY CHRISTOPHER                                   CT           85,500.00      9.750     5.000
800360208    WINTERS JUNE                                         NY          134,400.00     11.125     7.600
800360216    LEE VERNON L                                         GA          209,700.00     10.250     6.800
800360810    DOUGLASS RICKEY                                      CT          186,300.00     10.250     6.800
800362675    BLAKELY GEORGE M                                     PA          120,600.00     10.250     5.750
800363624    EL SIMBA T                                           NJ           58,500.00     10.500     5.700
800363715    ASHTON BYRON                                         NY          120,000.00      9.750     6.300
800363947    MILLS JOHN H                                         NJ           99,700.00      9.875     5.550
800364721    BROWN JOAN                                           CT          116,450.00     11.500     7.150
800366163    GOOD JAMES T                                         PA           64,000.00     11.000     6.250
800366452    MARCHIONNI MARIO                                     CT           67,200.00     10.875     6.400
800367534    DAVIS ANDREA C                                       PA           37,825.00     11.000     6.250
800367757    TAYLOR SR TODD E                                     NJ          112,000.00     13.125     8.900
800368334    ALSTON NINA                                          NY           72,250.00     12.625     8.050
800368599    ROANE TAMEEKA                                        NY          140,250.00     12.625     8.050
800368938    DARLING MICHAEL P.                                   NY          100,000.00     12.125     7.250
800369050    HEADEN JR BENJAMIN                                   PA          153,000.00      9.625     5.200
800369191    DALEY NIKKI F                                        NY          150,000.00     12.125     8.650
800369316    KOCI LAIM                                            AZ          162,700.00      9.500     6.050
800370272    HALL VINCE B                                         NJ          211,500.00     12.250     7.400
800370959    GRAY LINDA                                           NY          189,900.00     10.750     6.050
800371536    O KEEFE ROBERT N                                     NJ          171,000.00     11.125     6.800
800372765    HEFFRON ANDREW S                                     MD           38,250.00     11.250     6.800
800373755    DUNCAN BETTY L                                       GA           86,850.00      9.500     5.750


                                                                                                Page 30 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------

800373847    PARLOW CHARLES P                                     CT          130,000.00     11.750     8.300
800376600    WILLIAM DENNIS L                                     GA          107,100.00     11.875     7.550
800379760    MASTROBERTI HOWARD A                                 CT           75,000.00     11.500     8.050
800381154    YUKA JOSEPH                                          NJ           93,000.00     11.875     7.125
800381535    BRENNAN JOSEPH D                                     CT          144,500.00     11.625     7.200
800381816    NOVEMBRE MARIE                                       NY          105,000.00     10.625     6.300
800382913    COE CLARA L                                          PA           96,000.00     11.750     7.000
800385569    SCIARTILLI JR RICHARD M                              PA           76,500.00     11.500     8.050
800386625    STEELMAN PAUL M                                      NJ          115,650.00     10.500     6.100
-------------------------------------------------------------------------------------------------------------
ARM Loans Set to Close                                                     30,180,534.00     10.716     6.594
Total ARM Loans Not Yet Funded but Closed or Set to Close                  34,311,186.00     10.669     6.545


                                                                                                Page 31 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
CLOSED NOT FUNDED

106152993    MOFFAT VINCENT J                                     WA           71,150.00     12.100     0.000
106153694    SPURLOCK CONNIE                                      MI           74,600.00     12.250     0.000
106153786    MOREIRA CLAUDIO                                      NJ           28,000.00     11.150     0.000
106153876    KLAWITTER TIM E.                                     WI           33,400.00     11.650     0.000
106153908    GARMON IRENE                                         IL           46,000.00     11.600     0.000
106155104    BOLLING JOHN H.                                      MI           16,500.00     12.250     0.000
106155219    TRAYLOR THELMA                                       IL           25,600.00      9.900     0.000
106155706    CUCURO JAMES L.                                      MI          110,000.00     10.850     0.000
106155976    HORACE RAYMOND                                       IL          116,000.00     10.825     0.000
106156015    PALM FREDRIK D.                                      IL           21,900.00     14.000     0.000
106156172    SPAID CRAIG E.                                       IN          123,200.00     12.000     0.000
800261471    PARRY DAVID V                                        DE          113,000.00     12.500     0.000
800261588    PARRY DAVID V                                        PA          131,000.00     12.500     0.000
800304743    PEREZ PEDRO P.                                       NJ           49,400.00     12.700     0.000
800305914    ASH RAMI                                             NY          454,000.00     10.350     0.000
800308751    NARRAMORE MARCHELL L                                 FL           37,500.00     11.600     0.000
800309213    FENSTERER JOHN P                                     FL           43,000.00     10.950     0.000
800310674    ZULKA RYAN                                           PA           20,400.00     12.600     0.000
800313892    BARRON-AGUIRRE TRANQUILINO                           CO           22,464.00     13.600     0.000
800315061    GUNNING MICHAEL E                                    FL           37,610.00     12.350     0.000
800315624    PAYNE JERRY RICHARD                                  OR           20,600.00     10.500     0.000
800315954    WANEES EMIL G                                        NY          170,000.00      9.250     0.000
800323131    PAUL SHARON M                                        NY           14,966.00     11.250     0.000
800329534    SNYDER SCOTT A.                                      NC           13,398.00     11.600     0.000
800330433    KORNEGAY DAVID L                                     NC           73,600.00     13.600     0.000
800334062    MCKILLOP THOMAS C                                    PA           50,500.00     10.650     0.000
800335036    GREENLAND THERESA                                    NY           14,822.00     12.600     0.000
800337263    MAINS PHILIP JAY                                     FL           45,600.00     10.150     0.000
800338345    DUPREY DENNIS J                                      CO           39,122.00     13.350     0.000
800339541    WOOD II RICHARD A                                    CT           20,000.00     12.350     0.000
800343139    HARDESTY CHARLES M                                   FL           11,125.00     12.350     0.000
800343303    GOODWIN LAWRENCE A                                   MO           39,144.00      9.750     0.000
800344046    GIDDENS GROVER C                                     FL           31,450.00     12.250     0.000
800346108    MILNER MARK W                                        UT           50,944.00     11.600     0.000
800348088    BUCK JAMES D                                         FL           56,000.00     11.850     0.000
800348294    ROMANI JAMES                                         NY           12,512.00     11.750     0.000
800348625    CHATMAN TIMOTHY H.                                   FL           55,000.00     12.350     0.000
800348930    DIAZ PATRICIA ANN                                    FL           14,500.00     10.900     0.000
800351066    YEARY JR REX C                                       FL           27,200.00     12.550     0.000
800351884    SYLVAN KAYVAN                                        CA           29,500.00     11.250     0.000
800352254    NEAL WILLIAM                                         FL           35,000.00     10.500     0.000
800356222    ALBRIGHT SHERRY L                                    FL           13,600.00     12.850     0.000
800357410    BROCKINGTON LEROY                                    FL           10,000.00     11.850     0.000
800358038    MCHUGH JR PATRICK F                                  RI           56,000.00     11.500     0.000
800360521    STAMOS LEONARD                                       FL           62,250.00     10.500     0.000
800364317    HUGHES BREGITTA D                                    CO           25,000.00     10.150     0.000
800365033    RENLUND STEVEN J                                     CO           14,400.00     11.150     0.000
800365579    STREVIG CRAIG O                                      PA           37,500.00     13.250     0.000
800366148    LEONARD CHARLES H                                    FL           51,000.00      9.800     0.000
800366924    HUGHES STEPHEN M.                                    FL           34,370.00     10.400     0.000
800367385    SWENSON RONALD J                                     WA           59,450.00     12.000     0.000
800369811    HOLCOMBE ROY LAMAR                                   GA           69,700.00      9.800     0.000
800370249    TIPTON DONALD A                                      FL           63,900.00     10.950     0.000
800370330    BROWNER EILEEN P.                                    MO          111,380.00      9.800     0.000
800370439    PLEWS MARK C                                         MI           65,900.00      9.800     0.000
800370660    WOOD MALCOLM E                                       SC           49,000.00     11.550     0.000
800371874    WINGHART JOSEPH F.                                   PA          130,100.00     10.050     0.000
800372773    WINER STEPHEN                                        NY           49,350.00     12.250     0.000
800374399    BODINE ELANA                                         NY           34,000.00     11.000     0.000
800378655    SPRING DANIEL M                                      CO           26,300.00     11.300     0.000
800378903    ARRINGTON DORIS                                      PA           42,500.00     11.000     0.000
800379372    HAMILTON DONALD J                                    CA          104,500.00     11.150     0.000


                                                                                                Page 32 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800379612    PYE KAY L                                            FL           44,000.00      8.750     0.000
800379646    PYE KAY L                                            FL           44,000.00      8.750     0.000
800381337    DINITTO VINCENT                                      FL           18,500.00     11.250     0.000
800384778    GONDER DANA E                                        AZ           40,100.00     12.850     0.000
800385635    WECHSLER LEONARD A                                   AZ           53,254.00     11.350     0.000
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans Closed and not Funded                                      3,709,761.00     11.142     0.000

SET TO CLOSE

106150959    WALKER HAROLD                                        CA           33,000.00     10.850     0.000
106151361    DEFAZIO JIM P                                        WA           15,000.00     11.250     0.000
106151822    FRANK REALTY CORP.                                   NY          193,500.00     12.050     0.000
106151978    TAYLOR JAMES R                                       WA           55,698.00     13.300     0.000
106152312    LESHAJ & SONS INC.                                   NY           90,000.00     10.990     0.000
106152617    CHANDLER JOSEPH P                                    NJ          175,000.00     13.450     0.000
106152992    TERRA JUDITH A                                       NM           18,950.00     13.050     0.000
106153089    FLEETWOOD JAMES                                      CO           29,000.00     10.300     0.000
106153113    STEGON ANDREW R                                      NV           13,200.00     12.400     0.000
106153377    DIAZ SR JOSE                                         NM           17,100.00     12.150     0.000
106153442    ARKO STELLA                                          NJ           80,000.00     11.100     0.000
106153606    SINGLETON FRANKLIN                                   NY           93,700.00     14.300     0.000
106153881    MCGEE ELLA                                           IN           29,700.00     12.750     0.000
106154159    SCHMID THOMAS C                                      OH           61,600.00     14.650     0.000
106154475    PENA, III FRED                                       OH           12,700.00     11.650     0.000
106154496    CANULL KEVIN                                         IN           27,200.00     12.250     0.000
106154762    WATERS, JR. MILTON M.                                IL           27,000.00     13.600     0.000
106154834    BROWN TOMMY E.                                       OH           35,000.00     10.400     0.000
106154947    STRINGER CARRIE                                      IL           78,900.00      9.870     0.000
106154996    MILLINGTON DOREEN                                    NY           62,500.00     14.050     0.000
106155133    LAFLAMME J MAURICE                                   MA          210,000.00     11.600     0.000
106155222    FUSCO CAROLINE T.                                    IL           30,000.00     13.100     0.000
106155318    DUNBAR SERAPHINE                                     IL           38,000.00      9.450     0.000
106155346    SHUMPERT CAMPBELL DEVETTA                            IN           28,000.00     13.600     0.000
106155491    GORDON SALLY M.                                      IN           43,400.00     10.500     0.000
106155739    ELDER JAMES A.                                       IL           20,000.00     13.850     0.000
106155835    TELLEZ JOHN C.                                       IL           45,600.00     13.350     0.000
106155908    FEARN SHELIA L.                                      IL           87,200.00     13.100     0.000
106156178    BAKER JOHN EDMOND                                    IN           20,000.00     12.250     0.000
106156268    PERDUE SCOTT                                         NH           84,700.00     11.100     0.000
106156418    LOCKNEY, JR. EUGENE E.                               OH           22,500.00     12.000     0.000
106156713    SMITH SHERRI ANN                                     IN           42,500.00     11.900     0.000
800219800    NG EDWARD                                            NY          180,000.00     10.350     0.000
800230492    GABBAY YONA                                          NY           40,000.00     13.650     0.000
800234742    LEVIT LEONID                                         NY          128,750.00     12.990     0.000
800237547    TESTA ANGELO                                         NY           30,000.00     12.950     0.000
800240319    SABO STACY                                           NY          165,350.00     12.850     0.000
800241770    BRANFMAN JOE                                         NY           84,000.00     12.000     0.000
800249922    LINAREZ RAFAEL                                       NJ           15,400.00     11.200     0.000
800256158    SINGH SUKHDEV                                        NY           18,850.00     12.250     0.000
800258717    NELUS JULOT                                          NY          132,000.00     10.700     0.000
800267015    TRAKANSOOK DEGHUNDIT                                 NY          136,000.00     13.650     0.000
800269029    GRIFFITH BARRY L                                     PA           25,000.00     12.750     0.000
800272551    BRONG BRIAN R                                        PA           29,760.00     12.600     0.000
800273351    BARRANTES GREGORIO                                   NY          196,200.00     11.700     0.000
800274912    RUGGIERI LARRY                                       NY           82,600.00     10.850     0.000
800277048    BARRY MARK T                                         NJ           40,000.00     11.625     0.000
800277196    FAHY THOMAS                                          NY           32,000.00     13.800     0.000
800278061    GREEN JR LOUIS                                       FL           55,835.00     11.650     0.000
800279168    CORTIMEGLIA CHARLES                                  NY           30,000.00     11.900     0.000
800283178    DEMERS JEAN                                          RI           50,000.00     12.200     0.000
800283194    LUCKNER DAVID                                        CT          130,000.00     10.500     0.000
800283202    HALL LUCILLE                                         NY          182,400.00      9.750     0.000
800283723    SUKHDEO SHARDA                                       NY           23,000.00     13.300     0.000
800285173    PACHON HENRY                                         NY          109,800.00     12.100     0.000


                                                                                                Page 33 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800287427    PALUMBO NICOLE A                                     NY           31,000.00     14.150     0.000
800287450    RODRIGUEZ JOE                                        NY           61,200.00     12.950     0.000
800287633    PERRY DENNIS                                         GA           32,750.00     10.050     0.000
800288888    THOMAS KYONG AIE                                     NJ           58,400.00     13.040     0.000
800289019    BYRNE JOHANNA F                                      NY           48,900.00     12.950     0.000
800289779    ARCHARD CHARLES H                                    FL           84,150.00     12.000     0.000
800289811    DIXON KEVIN E                                        GA           22,000.00     13.150     0.000
800290082    ESPOSITO SALVATORE                                   NJ           31,100.00     14.450     0.000
800290124    HUSS JOHN C                                          NY           91,000.00     11.350     0.000
800291775    JORGENSEN RALPH B                                    AZ           24,800.00     12.350     0.000
800292377    MAZZONE JOSEPH                                       NJ           40,000.00     11.900     0.000
800292666    RICE PATRICIA                                        PA           20,100.00     12.000     0.000
800294118    FREEMAN WILLIAM                                      NY           30,000.00     12.850     0.000
800295396    DELEO JR RICHARD                                     MA           40,890.00     13.490     0.000
800296105    DEROSE JOSEPH                                        NJ          120,000.00     11.550     0.000
800296352    REDDICK STACEY L                                     FL           17,650.00     12.000     0.000
800296584    LE HAI                                               NJ           61,800.00     12.990     0.000
800296915    WEATHERFORD HAROLD                                   SC           66,725.00     10.900     0.000
800296980    LEONARD BRIAN                                        NY           18,750.00     11.990     0.000
800297293    HILDRETH TERRY                                       NC           65,000.00     11.900     0.000
800297749    MENDINI RICHARD G                                    PA           17,500.00     12.450     0.000
800298721    CLARKE VENOLA                                        NY           20,250.00     12.450     0.000
800300147    HAYNES GERALDINE                                     NY          127,500.00     11.650     0.000
800301749    LOFGREN NORMAN H                                     AZ           27,392.00     11.800     0.000
800302572    MOHAMED SAHEID                                       NY          186,150.00     12.500     0.000
800302796    DEKYI FREMLIN Y                                      NY          157,250.00     12.050     0.000
800305468    SWEET GLEN H                                         WA           15,921.00     13.100     0.000
800305849    BEGLEY BERNARD                                       NY           50,200.00     12.500     0.000
800306391    CARR PAULETTE                                        MD           38,849.00     13.100     0.000
800306649    MILLER THOMAS M                                      PA           12,647.00     12.450     0.000
800306771    GREINER J. SCOTT                                     PA           27,250.00     11.950     0.000
800307258    HALOTA STEVEN B                                      MD           58,350.00     12.100     0.000
800307779    ADKINS ALAN                                          IL           20,000.00     14.350     0.000
800308231    WONG ALAN                                            CT           82,800.00     12.950     0.000
800308280    SHAW HERMAN L.                                       NJ          131,750.00      8.750     0.000
800308298    HARD DAVID SR                                        UT           19,550.00     12.900     0.000
800308850    SMITH FRANCINE M                                     FL           34,000.00     12.650     0.000
800309247    HILSHER BARRY D                                      PA           16,300.00     11.350     0.000
800309460    YARRINGTON SUSAN H                                   DE           12,795.00     11.700     0.000
800309544    KIM DONG JIN                                         NJ           50,000.00     11.500     0.000
800309668    BALLARD STEPHEN LEE                                  FL           15,000.00     10.150     0.000
800309783    ALMANZA RAFAEL REYES                                 RI           60,000.00     11.200     0.000
800309817    COMEGNA LISA A                                       NY          249,999.00     12.800     0.000
800309999    MISHLER EDITH M                                      PA           27,000.00     12.100     0.000
800310153    NOEL JAMES WESLEY                                    NY          122,400.00     12.900     0.000
800310971    BELL GEORGE                                          NJ           25,000.00     11.600     0.000
800311730    BARDIN JEFFREY E.                                    CA           24,100.00     12.100     0.000
800312142    RICOTTA DOMENICO                                     NY          128,700.00     11.550     0.000
800312365    HODGES WILLIE                                        NY          650,000.00     10.350     0.000
800313397    CITRANGOLA THOMAS                                    NY           50,000.00     12.250     0.000
800314049    KRAUSE BRIAN L                                       PA           44,000.00     12.000     0.000
800314627    ROLPH JOHN J                                         UT           15,346.00     11.550     0.000
800314866    STRICKLAND RONNIE                                    GA           42,500.00     13.550     0.000
800315798    DAVIS EVELL                                          FL           45,000.00     11.450     0.000
800315855    BURNETTE JAMES KENNETH                               MN           10,639.00     13.750     0.000
800316275    LEUNG SUI                                            NY           75,000.00     12.500     0.000
800317109    RICHARDS HIRAM E                                     PA           13,340.00     11.000     0.000
800317562    BERBERICH CHARLES T                                  NY          116,800.00     10.200     0.000
800317646    ZINK ELMER A                                         PA           24,035.00     11.200     0.000
800318735    LAVOIE THOMAS M                                      AZ           22,000.00     12.200     0.000
800318792    PETCH PATRICIA A                                     NY           54,909.00     12.900     0.000
800319105    GREENE LINDA M                                       VA           80,000.00     12.400     0.000
800319204    CARRINGTON SUMM YVONNE                               MD           38,700.00     11.750     0.000


                                                                                                Page 34 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800319857    STROBACH NANCY C                                     CO           28,000.00     12.350     0.000
800320020    ZAHNISER BRIAN P                                     NY           25,500.00     12.900     0.000
800320160    PERRY SANDRA L                                       FL           32,400.00     11.550     0.000
800320269    BLAASCH CHARLES                                      AZ           17,567.00     12.100     0.000
800320822    DEJNO KIM A                                          MN           19,536.00     11.400     0.000
800321150    CARDWELL DAVID L                                     PA           84,800.00     13.900     0.000
800321861    HAYNES FITZGERALD                                    NY           78,000.00     14.400     0.000
800322299    MARTELL GEORGE E                                     UT           47,000.00     10.150     0.000
800322471    HUTCHINSON JOSEPH                                    NY          145,000.00      9.500     0.000
800324097    DE JAYNES BARI B                                     CO           49,800.00     12.000     0.000
800324121    RICHARDS DAVID L                                     AZ           66,000.00     10.000     0.000
800325813    KERNBERG MARTIN E.                                   CA          109,350.00     12.900     0.000
800326068    SPRINGER MICHAEL E                                   CT          150,000.00      9.650     0.000
800326134    APPING PETER                                         NY           42,300.00     13.650     0.000
800326860    LUDINGTON RONALD JAY                                 AZ           15,100.00     12.000     0.000
800327090    SHAFFER JEFFREY A                                    PA           24,500.00     11.850     0.000
800327785    ADAM ROGER                                           PA          152,000.00     11.000     0.000
800327850    BAYKO MARY J                                         PA           76,000.00     12.550     0.000
800328387    MILBOURNE ALDITH                                     NY          229,500.00     12.550     0.000
800328544    ROMBOUT BERNARD                                      CT          152,000.00     14.300     0.000
800328635    WILSON RONALD E                                      CO           97,750.00      9.750     0.000
800328759    VALENTI RALPH                                        NY           50,000.00     11.550     0.000
800329021    HILDEBRANT ROBERT C                                  PA           32,000.00     10.450     0.000
800329450    JOSEPH ANN                                           NY          196,000.00     11.500     0.000
800329732    VOORHEES KELLY R                                     UT           14,000.00     12.300     0.000
800330003    GOMEZ JAI                                            NY           84,150.00     11.500     0.000
800330615    BATALLA BUENA                                        NY          171,000.00     11.950     0.000
800331084    MOLINA DORAIDA                                       FL           63,750.00     12.650     0.000
800331159    PATTON KENNETH C                                     NY           71,950.00     14.350     0.000
800331738    KOZO O'BRIEN CONSTANCE M                             PA           97,750.00     12.750     0.000
800332207    JOHNSON MILTON E                                     MD           66,300.00     12.550     0.000
800332439    NARUSZEWICZ ELIZABETH                                NY          126,000.00     14.500     0.000
800333247    HOGAN JAMES P                                        FL           42,000.00     12.400     0.000
800333494    DAVIS JANET                                          NY           35,000.00     11.950     0.000
800334542    OHMACHI SUE HAN                                      NY           70,000.00     12.650     0.000
800334575    SINGH SURINDER                                       NY           31,500.00     13.150     0.000
800334799    ADAMSON MICHAEL                                      NY          127,500.00     12.900     0.000
800335069    PROCACCINI STEVEN                                    RI           68,000.00     11.250     0.000
800335317    MILLER PERRY O                                       CO           45,900.00     11.900     0.000
800335432    WAITE WENDELL E                                      AZ           24,700.00     12.900     0.000
800335762    SORRENTINO F JOSEPH                                  NJ          100,000.00     12.400     0.000
800336273    PIAZZA RICHARD                                       NY           35,000.00     10.800     0.000
800336703    PEDOTE ANNA                                          NY          562,500.00     11.400     0.000
800336794    BEST JAY                                             NY          132,000.00     12.500     0.000
800336851    BERGERON DAVID                                       NC           65,700.00     12.150     0.000
800337313    VARVEL-BOUVIER DONNA G                               FL           22,500.00     12.300     0.000
800337594    PAOLELLO JUDITH A                                    NY           40,500.00     11.900     0.000
800338097    KALBACHER EUGENE C                                   NJ           20,500.00     14.990     0.000
800338279    BEIGHLEY TIMOTHY C                                   NJ           30,300.00     14.500     0.000
800338600    CASSETTA DEBORAH A.                                  CA           54,000.00     12.200     0.000
800338659    YOON JAE WAN                                         NV           28,000.00     11.600     0.000
800338790    CARTAGENA FERNANDO                                   NY          204,000.00     11.050     0.000
800338956    SMITH WILLIAM C                                      NJ           99,500.00     10.550     0.000
800339145    LEFUR FLORENCE                                       FL           12,600.00     11.400     0.000
800339384    ROBERTS CHARLES H                                    DC           52,000.00      9.500     0.000
800341109    LARSEN CORINNE C                                     UT           29,000.00     11.000     0.000
800341265    PROCOPIO HUGO                                        MD           27,600.00     12.990     0.000
800341455    HANISCH JR. KARL H                                   FL           50,000.00     11.300     0.000
800341661    COOPER WESLEY                                        NY           99,000.00     15.500     0.000
800341901    ROMEO RICHARD                                        NY           14,000.00     14.650     0.000
800342362    FLEMING FREDERICK R                                  PA           25,825.00     12.650     0.000
800342412    BETZLER MARY R                                       MD           20,300.00     11.750     0.000
800342784    JAINARINE BASDEO                                     NY           25,000.00     11.200     0.000


                                                                                                Page 35 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800342826    RODRIGUEZ ZULAY                                      FL           60,800.00     13.850     0.000
800342883    COBB DOUGLAS F                                       FL           62,100.00      9.850     0.000
800343113    FLYGARE CHRISTIAN S                                  UT           41,000.00     12.100     0.000
800343832    DEC WALTER                                           NJ           15,000.00     11.600     0.000
800344251    JOHNS RICHARD I                                      FL           24,000.00     12.650     0.000
800345001    BAKER MICHAEL J.                                     FL          112,500.00      9.750     0.000
800345043    INDAL KAMLA                                          NY          140,000.00     12.500     0.000
800345100    SINGH DAHANPAUL                                      NY           90,000.00     11.150     0.000
800345514    AUSTIN WILLIAM D                                     CO           22,500.00     13.850     0.000
800345571    KUCHERA JERRY L                                      NM           29,800.00     13.350     0.000
800345738    CHA CHAE D                                           MD           17,500.00     13.400     0.000
800346496    TUST ROBERT                                          CO          136,000.00     10.500     0.000
800346553    ROSE DONALD G                                        CO           20,000.00     10.750     0.000
800346819    DRENNEN RUSSEL M                                     PA           38,000.00     12.150     0.000
800346900    MASON CLEOPAS L                                      NC           25,500.00     11.150     0.000
800347007    TAM GEORGE                                           FL           33,305.00     12.450     0.000
800347155    KING MARILYN C                                       GA          208,000.00     12.375     0.000
800347338    DELGADO PAUL A                                       PA           41,250.00     12.350     0.000
800348500    SMITH LAWRENCE A                                     NY          157,500.00     12.300     0.000
800348682    LONG RAHAMAN                                         NY           15,000.00     11.650     0.000
800348732    BLATZ GLORIA JEAN                                    PA           20,800.00     13.100     0.000
800348955    CARLSON DONALD                                       FL           14,800.00     13.200     0.000
800349193    BURDICK KENNETH L                                    CT           38,000.00     12.850     0.000
800349706    RICHARDS CLYDE L                                     PA           18,400.00     12.650     0.000
800349854    MERCOGLIANO MICHELE                                  NY          144,000.00     11.550     0.000
800349946    RIVERA CHARLES                                       NY          108,000.00     10.125     0.000
800350308    OCALLAGHAN J BRIEN                                   CT          124,600.00     10.850     0.000
800350373    WALTERS DANIEL LEE                                   SC          190,000.00     10.050     0.000
800350902    BURKE JEFFREY R                                      CO          150,000.00     10.600     0.000
800350993    DABROWSKI ANTHONY                                    FL           40,000.00     12.350     0.000
800351405    OLMEDA MIGUEL                                        CT           84,000.00     11.200     0.000
800351454    WILLIAMS CHERYL                                      PA           24,000.00     10.150     0.000
800351629    ANDIROGLU ESBER                                      FL           66,000.00     10.250     0.000
800352262    BARONY JR NORMAN J                                   PA           32,000.00     11.000     0.000
800352460    STAVROPOULOS SOTIRIOS                                NY           96,575.00     12.500     0.000
800352619    ZERANSKI VIRGINIA K                                  FL           10,000.00     12.100     0.000
800353278    LUNDY JEAN B                                         GA           52,800.00      9.500     0.000
800353328    HUBER ROBERT D                                       FL           23,129.00     12.500     0.000
800353500    DAUPHIN JEAN S                                       FL           67,200.00     14.050     0.000
800353526    DINES GARRY STEVEN                                   FL           25,000.00     12.350     0.000
800354185    CALATA LUIS                                          UT           30,100.00      9.900     0.000
800354359    BARTON ERIC L                                        NV           21,000.00     11.150     0.000
800354581    RULAND EDWARD G                                      PA           85,450.00     11.750     0.000
800354904    BURGO KEITH M                                        CT           59,500.00     12.650     0.000
800354920    SURGEON WILLIAM W                                    MD          100,800.00     12.350     0.000
800355828    LUCIANO RAFFAELE                                     NJ           44,900.00     12.100     0.000
800355885    HUDOCK JOSEPH                                        NJ           40,000.00     11.450     0.000
800355893    WALKER LAURA L                                       PA           12,843.00     12.450     0.000
800356305    LOZIER BRYAN                                         CA           19,300.00     11.400     0.000
800356883    GUERRERO TONI D                                      CA           75,000.00     10.600     0.000
800357600    HUSTED MARK D                                        NY           33,533.00     12.450     0.000
800357949    CURRY MARK T                                         CT           26,150.00     11.700     0.000
800358129    MCGOVERN BERNARD P                                   CT           39,900.00     12.800     0.000
800358434    SIMMONS VIRGIL                                       NY          176,000.00     14.650     0.000
800359267    ROWE JENNIFER A                                      PA           17,500.00     13.000     0.000
800360224    KNOWLES ROBERT E                                     FL           60,800.00     11.375     0.000
800360653    MILLER PHIL                                          NY          130,200.00     12.150     0.000
800360695    JORDAN DONNA                                         GA           19,300.00     13.300     0.000
800360885    KATZ ABRAHAM                                         NY           80,000.00     11.350     0.000
800362212    GORE CATHERINE M                                     GA          303,750.00     11.700     0.000
800363210    SLAUGHTER GRACE                                      PA           28,050.00     12.350     0.000
800363350    MACCORD GILBERT S                                    DE           52,000.00     11.450     0.000
800363475    ANDERSON LINDA A                                     NJ           25,600.00     12.500     0.000


                                                                                                Page 36 of 36

                                       A L L I A N C E   F U N D I N G
                                       A division of Superior Bank FSB

                         Loans Funded and Available for Sale to 1997-3 as of 9/19/97

                                                                               Current       Note
 Account          Name                                            St          Principal      NRate     Margin
-------------------------------------------------------------------------------------------------------------
800363566    SLAUGHTER GRACE M                                    PA           23,800.00     10.850     0.000
800363954    COLELLA DIANE M                                      NV           29,400.00     12.100     0.000
800364242    BECKNER MARTHA M.                                    NC           38,500.00      8.900     0.000
800364903    RUIZ BALENTIN                                        AZ           40,700.00     11.900     0.000
800364929    ELCHOUM MOHAMMED K                                   NY           50,000.00     11.550     0.000
800365439    PROCH GEORGE                                         PA          134,400.00     12.500     0.000
800365835    VELEZ RODNEY                                         FL           35,000.00     11.750     0.000
800365983    WILLIAMS ARLENE                                      NY          137,900.00     10.850     0.000
800366395    STEWART ROGER C                                      NY          107,800.00     11.700     0.000
800366643    GUSSIO SCOTT A                                       MD           14,800.00     13.200     0.000
800367708    GAYLE PHILMOUR                                       NY          164,050.00     12.150     0.000
800368490    EMERY DONALD B                                       NJ          120,000.00     10.750     0.000
800368763    ZIEMBA JUDITH A.                                     FL           16,400.00     11.750     0.000
800368953    ALLAN HAYES WILLIAM MICHAEL                          FL           28,629.00     11.550     0.000
800368987    KAMARA SAM                                           NY          168,000.00     13.650     0.000
800370017    REED SAMUEL L                                        OH           49,600.00     11.750     0.000
800370546    EITEL PAMELA ANN                                     MI           64,000.00     10.500     0.000
800370751    MACASINAG ARTURO E                                   SC          520,000.00     10.950     0.000
800370900    LAWSON CLARENCE DAVID                                FL           22,600.00     11.650     0.000
800372542    ARELLANO ALDO                                        NJ          112,000.00     11.900     0.000
800373011    CYBATOR CHRISTOPHER                                  PA           20,617.00     10.750     0.000
800375636    KEWAL MAHABIR                                        NY          214,200.00     11.700     0.000
800376089    GIANNELLA SILVIO                                     NJ          110,000.00     12.800     0.000
800376147    LIGON MARIE                                          NY          112,000.00     10.850     0.000
800376527    POWERS CATHY B                                       FL           25,000.00     13.350     0.000
800376758    ADDIS RICHARD L                                      AZ           62,050.00     10.400     0.000
800377111    GAROFALO SALVATORE                                   NY           44,000.00     12.950     0.000
800377970    NIX REX H                                            FL           21,756.00     12.990     0.000
800377988    NAGY NICHOLAS                                        PA           41,700.00     12.600     0.000
800378481    COMMINS MERVYN PAUL                                  WA          100,000.00     10.000     0.000
800379778    DURAN SERGIO J                                       CA           21,200.00     11.300     0.000
800379927    RUSSO CARMINE                                        FL           34,300.00      8.900     0.000
800380016    RUSSO CARMINE                                        FL           28,000.00      8.900     0.000
800382798    FLORES-CHAVEZ CARMELIA M                             NM           34,000.00     12.800     0.000
800383176    ROGERS EDWARD                                        PA           20,620.00     11.900     0.000
800383572    JONES MARLENE                                        MD           42,900.00     13.490     0.000
800384091    DEANGELIS ARMANDO                                    NY           39,700.00     13.550     0.000
800385890    VENEGAS KENNETH R                                    CA           67,500.00     11.150     0.000
800386815    MORGAN SABRINNA L                                    CO           25,000.00     10.000     0.000
800388415    BRUCE ARCHIE LEE                                     CA           22,462.00     12.100     0.000
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans Set to Close                                              19,619,477.00     11.829     0.000
Total Fixed Rate Loans Not Yet Funded but Closed or Set to Close           23,329,238.00     11.720     0.000
Total Loans Not Yet Funded but Closed or Set to Close                      57,640,424.00     11.095

SUMMARY OF ADJUSTABLE RATE MORTGAGES

Loans tagged for 1st Subsequent Transfer                                   23,116,759.76     10.550     6.322
Loans in Servicing not yet tagged for sale                                 32,265,801.78     10.418     6.123
Loans Funded and not yet in Servicing                                      10,725,952.00     10.751     6.429
Loans Closed and not Funded                                                 4,130,652.00     10.325     6.190
Loans Set to Close                                                         30,180,534.00     10.716     6.594
-------------------------------------------------------------------------------------------------------------
Total ARMs                                                                100,419,699.54     10.570     6.346

SUMMARY OF FIXED RATE MORTGAGES

Loans tagged for 1st Subsequent Transfer                                   16,726,829.21     11.558     0.000
Loans in Servicing not yet tagged for sale                                 28,250,502.32     11.318     0.000
Loans Funded and not yet in Servicing                                       5,062,135.00     11.785     0.000
Loans Closed and not Funded                                                 3,709,761.00     11.142     0.000
Loans Set to Close                                                         19,619,477.00     11.829     0.000
-------------------------------------------------------------------------------------------------------------
Total Fixed Rate Mortgages                                                 73,368,704.53     11.533     0.000


                                    EXHIBIT S

                    MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT

                                    EXHIBIT T

           SUBSEQUENT TRANSFER INSTRUMENT FOR [SUB-POOL 1][SUB-POOL 2]

     Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 199__, between Superior Bank FSB, as seller (the "Depositor"), and LaSalle National Bank, as Trustee of the AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a Division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

     Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

     Section 1. Conveyance of Subsequent Mortgage Loans.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, excepting the Depositor's Yield, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts (including Prepayments, Curtailments and Excess Payments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to
Section 12.12 of the Pooling and Servicing Agreement, to the Custodian each item set forth in Section 2.04 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

     (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Depositor.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

     Section 2. Representations and Warranties; Conditions Precedent.

     (a) The Depositor hereby affirms the representations and warranties set forth in Section 3.02 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby confirms that each of the conditions set forth in Section 2.10(b), and as applicable,
Section 2.10(c) or Section 2.10(d), of the Pooling and Servicing Agreement are satisfied as of the date hereof.

     (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Section 3. Recordation of Instrument.

     To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the related Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 4. Governing Law.

     This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 5. Counterparts.

     This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

     Section 6. Successors and Assigns.

     This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.


                               SUPERIOR BANK FSB

                               By:     _______________________________
                               Name:
                               Title:


                               AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-3

                               By: LASALLE NATIONAL BANK,
                                       as Trustee

                               By:     _______________________________
                               Name:
                               Title:



Attachments

      A.  Additional terms of the sale.
      B.  Schedule of Subsequent Mortgage Loans.
      C.  Opinions of Depositor's counsel (bankruptcy, corporate).
      D.  Depositor's Officer's certificate.
      E.  Trustee's Certificate.
      F.  Opinion of Trustee's Counsel.

           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-3
          ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR SUB-POOL 1
                                  Series 1997-3
                                 ________, 199__

A.

      1.  Subsequent Cut-off Date:
      2.  Pricing Date:
      3.  Subsequent Transfer Date:
      4. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
      5.  Purchase Price:                                       100.00%

B.

     As to all the Subsequent Mortgage Loans the subject of this Instrument:

       1. Longest stated term to maturity:                          _____ months
       2. Lowest Mortgage Rate:                                     _____ %
       3. Greatest Combined Loan-to-Value Ratio:                    _____ %
          [As to the final transfer of Subsequent Mortgage  Loans:]
       4. WAC of all Mortgage Loans:                                _____ %
       5. WAM of all Mortgage Loans:                                _____ %
       6. Weighted average CLTV:                                    _____ %
       7. Balloon Mortgage Loans:                                   _____ %
       8. Largest Principal Balance:                                $________
       9. Non-owner occupied Mortgaged Properties:                  _____ %
      10. Maximum zip code concentration:                           _____ %
      11. Condominiums:                                             _____ %
      12. Single-family:                                            _____ %
      13. Multifamily and Mixed Use                                 _____ %
      14. Manufactured Homes                                        _____ %
      15. Periodic Payment Loans                                    _____ %
      16. Weighted average term since origination:                  _____ months
      17. January 1998 first payment date:                          _____ %

           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-3
          ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR SUB-POOL 2
                                  Series 1997-3
                                 ________, 199__

A.

      1.  Subsequent Cut-off Date:
      2.  Pricing Date:
      3.  Subsequent Transfer Date:
      4. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
      5.  Purchase Price:                                       100.00%

B.

     As to all the Subsequent Mortgage Loans the subject of this Instrument:

       1.  Longest stated term to maturity:                         _____ months
       2.  Lowest Gross Margin:                                     _____ %
       3.  Lowest Minimum Mortgage Rate:                            _____ %
       4.  Greatest Maximum Mortgage Rate:                          _____ %
       5.  WAC of all Mortgage Loans:                               _____ %
       6.  Weighted Average Gross Margin:                           _____ %
       7.  WAM of all Mortgage Loans:                               _____ %
       8.  Balloon Mortgage Loans:                                  _____ %
       9.  Largest Principal Balance:                               $________
      10.  Non-owner occupied Mortgaged Properties:                 _____ %
      11.  Maximum zip code concentration:                          _____ %
      12.  Condominiums:                                            _____ %
      13.  Single-family:                                           _____ %
      14.  Manufactured Homes:                                      _____ %
      15.  Weighted average term since origination:                 _____ months
      16.  January 1998 first payment date:                         _____ %
      17.  Greatest Loan-to-Value Ratio:                            _____ %
      18.  Weighted Average LTV:                                    _____%

                                    EXHIBIT U

                             FORM OF ADDITION NOTICE


                                          [Date]

[TRUSTEE]

          Re: Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), between [Depositor] [Trustee] and [Servicer], relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-3
               --------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2.10 of the Pooling and Servicing Agreement, [Depositor] has designated Subsequent Mortgage Loans to be sold to the Trust Fund on _________, 199__, with an aggregate principal balance of $______________. Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                           Very truly yours,

                                           [DEPOSITOR]

                                           By:     _________________________
                                           Name:   _________________________
                                           Title:  _________________________

ACKNOWLEDGED AND AGREED:

[Trustee]

By:    ___________________________
Name:  ___________________________
Title: ___________________________
Date:  ___________________________

                                    EXHIBIT V

                              OFFICER'S CERTIFICATE

     I, _________________ hereby certify that I am the duly elected ______________ of Superior Bank FSB, a federally chartered stock savings bank (the "Depositor"), and further, to the best of my knowledge and after due inquiry, as follows:

          Each condition precedent specified in Section 2.10(b) and [Section 2.10(c) for Sub-Pool 1 Mortgage Loans] [Section 2.10(d) for Sub-Pool 2 Mortgage Loans] of the Pooling and Servicing Agreement, dated as of September 1, 1997, among the Depositor, Lee Servicing Company, a division of Superior Bank FSB, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Depositor.

     Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name.



Dated: _________ __, 199__          By:   ____________________________________
                                    Name:
                                    Title:

                                    EXHIBIT W

                      FORM OF AGREEMENT OF APPOINTMENT AND
                         ACCEPTANCE OF SEPARATE TRUSTEE


     This AGREEMENT OF APPOINTMENT AND ACCEPTANCE OF SEPARATE TRUSTEE (the "Agreement") is dated as of the ____ day of _________, _____, by and among SUPERIOR BANK FSB, as Depositor (the "Company"), LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB, as Servicer (the "Servicer"), LaSalle National Bank, as Trustee (the "Trustee"), and ______________, as Separate Trustee (the "Separate Trustee").

                                    RECITALS

     A. The Company, the Servicer and the Trustee have entered into that certain Pooling and Servicing Agreement dated as of September 1, 1997 (as amended, supplemented or modified from time to time, the "Pooling Agreement") relating to the AFC Mortgage Loan Asset Backed Certificates, Series 1997-3 (the "Trust").

     B. Pursuant to the terms and conditions of the Pooling Agreement, the Company will assign and deliver to the Trustee certain home equity loans and the mortgages related thereto comprising part of the Trust Fund (as defined in the Pooling Agreement).

     C. Pursuant to the terms and conditions of the Pooling Agreement, the Trustee shall act as trustee for, and on behalf and for the benefit of, the Certificateholders (as defined in the Pooling Agreement).

     D. The laws of the State of New Jersey prohibit the transfer of second mortgage loans originated in New Jersey except to certain transferees, which transferees would not include the Trustee but would include a national banking association having its principal office in the State of New Jersey, such as the Separate Trustee.

     E. In order to permit the Company to transfer to the Trust Fund certain second mortgage loans originated in the State of New Jersey, the parties hereto intend to appoint, pursuant to Section 12.10 of the Pooling Agreement, the Separate Trustee, who, as a separate trustee with and on behalf of the Trustee under the Pooling Agreement, will be the assignee of the mortgage assignments executed and to be recorded in the State of New Jersey in connection with the formation of the Trust Fund (the "Assignments"), and the Separate Trustee is so named in the Pooling Agreement and in the Assignments, for the limited purpose of satisfying said New Jersey state law requirements and consequently exercising such duties and functions as may be prescribed herein and under the Pooling Agreement.

     NOW, THEREFORE, the Company, the Trustee and the Separate Trustee do hereby agree as follows:

          1. Appointment of the Separate Trustee; Acceptance of Appointment. To the extent that the Trust Fund consists of home equity loans secured by mortgages relating to real estate located in the State of

New Jersey ("New Jersey Home Equity Loans"), the Company and the Trustee hereby appoint the Separate Trustee, as of the date hereof, as separate trustee under the Pooling Agreement, of that part of the Trust Fund consisting of the New Jersey Home Equity Loans and the Separate Trustee is hereby vested with legal title to the New Jersey Home Equity Loans, as of such date, to the extent required by New Jersey law, the power of the Separate Trustee to be exercised subject to the provisions of this Agreement and Section 12.10 of the Pooling Agreement.

     The Separate Trustee hereby acknowledges that its principal office is located in the State of New Jersey, accepts the foregoing appointment and agrees to act as separate trustee with the Trustee, its successors and assigns under the Pooling Agreement and the Assignments, and to exercise its duties as separate trustee, in and only in the event of a written request by the Trustee.

     2. Limited Scope of Appointment and Duties. The Separate Trustee shall act as separate trustee under the Pooling Agreement and the Assignments only upon, and to the extent of, written instructions from the Trustee and no other party. The Separate Trustee shall not be required to take, nor shall it be responsible for taking, any action as separate trustee under the Pooling Agreement or the Assignments unless it has received such written instructions from the Trustee.

     The Separate Trustee shall owe no duty as separate trustee under the Pooling Agreement and the Assignments to any party other than the Trustee and the Certificateholders. The Trustee shall consult with the Separate Trustee with respect to decisions deemed by the Trustee to be significant to be made with respect to the exercise of any powers to be exercised by the Separate Trustee and, upon request of the Separate Trustee, will provide the Separate Trustee with copies of all notices and other documents pursuant to which it exercises its duties as the Trustee.

     Any provision of this Agreement or the Pooling Agreement or the Assignments to the contrary notwithstanding, the Separate Trustee shall have no power to act in any manner inconsistent with the terms of the Pooling Agreement with respect to, or to vary the investment in, the trust created hereby.

     3. Appointment of the Trustee as Attorney-in-Fact. Wherever and to the fullest extent permitted by law, the Separate Trustee hereby irrevocably appoints the Trustee as its agent and Attorney-in-Fact for the purpose of executing any and all documents which the Separate Trustee may be required, as separate trustee under the Pooling Agreement and the Assignments, to execute; provided, however, that nothing in this Agreement shall be deemed an admission that the Separate Trustee is required to execute any of such documents in its capacity as separate trustee under the Pooling Agreement and the Assignments.

     4. Notices. Notices and instructions under this Agreement shall be deemed given under this Agreement when sent by overnight courier or when mailed by Certified Mail, Return Receipt Requested, to the parties at their addresses provided below or at such other addresses as the parties may direct:

       If to the Trustee:

             LaSalle National Bank
             135 S. LaSalle Street, Suite 200
             Chicago, Illinois, 60674-4107
             Attention: Asset-Backed Securities
                        Trust Services Department - AFC 1997-3

             ------------------

       If to the Separate Trustee:

             ------------------

             ------------------

             ------------------

       (with copy to the Trustee)


       If to the Company:

             Superior Bank FSB
             One Lincoln Centre
             Oakbrook Terrace, Illinois 60181
             Attention: Mr. William C. Bracken
                         Senior Vice President and
                         Chief Financial Officer

       If to the Servicer:

             Lee Servicing Company, a division
             of Superior Bank FSB
             One Lincoln Centre
             Oakbrook Terrace, Illinois 60181
             Attention: Mr. William C. Bracken
                         Senior Vice President and
                         Chief Financial Officer

     5. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Company, the Servicer, the Trustee and the Separate Trustee hereby execute this Agreement as of the date first set forth above.

                                COMPANY:

                                     SUPERIOR BANK FSB


                                     By:________________________________
                                     Name:
                                     Title:


                                TRUSTEE:

                                     LASALLE NATIONAL BANK, as Trustee


                                     By:________________________________
                                     Name:
                                     Title:



                                SEPARATE TRUSTEE:

                                     ______________________, as Separate Trustee


                                     By:________________________________
                                     Name:
                                     Title:



                               SERVICER:

                                     LEE SERVICING COMPANY, a
                                     division of Superior Bank FSB

                                     By:________________________________
                                     Name:
                                     Title: